Source Codes of ComBoox

File Name	Path
BookOfDocs.sol	contracts/center/books/BookOfDocs.sol
BookOfPoints.sol	contracts/center/books/BookOfPoints.sol
BookOfUsers.sol	contracts/center/books/BookOfUsers.sol
IBookOfDocs.sol	contracts/center/books/IBookOfDocs.sol
IBookOfPoints.sol	contracts/center/books/IBookOfPoints.sol
IBookOfUsers.sol	contracts/center/books/IBookOfUsers.sol
IRegCenter.sol	contracts/center/IRegCenter.sol
RegCenter.sol	contracts/center/RegCenter.sol
CashLockers.sol	contracts/center/utils/CashLockers.sol
CreateNewComp.sol	contracts/center/utils/CreateNewComp.sol
ICashLockers.sol	contracts/center/utils/ICashLockers.sol
ICreateNewComp.sol	contracts/center/utils/ICreateNewComp.sol
IUSDC.sol	contracts/center/utils/MockUSDC/IUSDC.sol
MockUSDC.sol	contracts/center/utils/MockUSDC/MockUSDC.sol
UsdFuelTank.sol	contracts/center/utils/UsdFuelTank.sol
Cashier.sol	contracts/comps/books/cashier/Cashier.sol
ICashier.sol	contracts/comps/books/cashier/ICashier.sol
IListOfOrders.sol	contracts/comps/books/loo/IListOfOrders.sol
ListOfOrders.sol	contracts/comps/books/loo/ListOfOrders.sol
IInvestmentAgreement.sol	contracts/comps/books/roa/IInvestmentAgreement.sol
InvestmentAgreement.sol	contracts/comps/books/roa/InvestmentAgreement.sol
IRegisterOfAgreements.sol	contracts/comps/books/roa/IRegisterOfAgreements.sol
RegisterOfAgreements.sol	contracts/comps/books/roa/RegisterOfAgreements.sol
IRegisterOfConstitution.sol	contracts/comps/books/roc/IRegisterOfConstitution.sol
IShareholdersAgreement.sol	contracts/comps/books/roc/IShareholdersAgreement.sol
RegisterOfConstitution.sol	contracts/comps/books/roc/RegisterOfConstitution.sol
ShareholdersAgreement.sol	contracts/comps/books/roc/ShareholdersAgreement.sol
Alongs.sol	contracts/comps/books/roc/terms/Alongs.sol
AntiDilution.sol	contracts/comps/books/roc/terms/AntiDilution.sol
IAlongs.sol	contracts/comps/books/roc/terms/IAlongs.sol
IAntiDilution.sol	contracts/comps/books/roc/terms/IAntiDilution.sol
ILockUp.sol	contracts/comps/books/roc/terms/ILockUp.sol
IOptions.sol	contracts/comps/books/roc/terms/IOptions.sol
LockUp.sol	contracts/comps/books/roc/terms/LockUp.sol
Options.sol	contracts/comps/books/roc/terms/Options.sol
IRegisterOfDirectors.sol	contracts/comps/books/rod/IRegisterOfDirectors.sol
RegisterOfDirectors.sol	contracts/comps/books/rod/RegisterOfDirectors.sol
IRegisterOfInvestors.sol	contracts/comps/books/roi/IRegisterOfInvestors.sol
RegisterOfInvestors.sol	contracts/comps/books/roi/RegisterOfInvestors.sol
IRegisterOfMembers.sol	contracts/comps/books/rom/IRegisterOfMembers.sol
RegisterOfMembers.sol	contracts/comps/books/rom/RegisterOfMembers.sol
IRegisterOfOptions.sol	contracts/comps/books/roo/IRegisterOfOptions.sol
RegisterOfOptions.sol	contracts/comps/books/roo/RegisterOfOptions.sol
IRegisterOfPledges.sol	contracts/comps/books/rop/IRegisterOfPledges.sol
RegisterOfPledges.sol	contracts/comps/books/rop/RegisterOfPledges.sol
IRegisterOfRedemptions.sol	contracts/comps/books/ror/IRegisterOfRedemptions.sol
RegisterOfRedemptions.sol	contracts/comps/books/ror/RegisterOfRedemptions.sol
IRegisterOfShares.sol	contracts/comps/books/ros/IRegisterOfShares.sol
RegisterOfShares.sol	contracts/comps/books/ros/RegisterOfShares.sol
AccessControl.sol	contracts/comps/common/access/AccessControl.sol
DraftControl.sol	contracts/comps/common/access/DraftControl.sol
IAccessControl.sol	contracts/comps/common/access/IAccessControl.sol
IDraftControl.sol	contracts/comps/common/access/IDraftControl.sol
IOwnable.sol	contracts/comps/common/access/IOwnable.sol
Ownable.sol	contracts/comps/common/access/Ownable.sol
FilesFolder.sol	contracts/comps/common/components/FilesFolder.sol
IFilesFolder.sol	contracts/comps/common/components/IFilesFolder.sol
IMeetingMinutes.sol	contracts/comps/common/components/IMeetingMinutes.sol
ISigPage.sol	contracts/comps/common/components/ISigPage.sol
MeetingMinutes.sol	contracts/comps/common/components/MeetingMinutes.sol
SigPage.sol	contracts/comps/common/components/SigPage.sol
GeneralKeeper.sol	contracts/comps/GeneralKeeper.sol
IGeneralKeeper.sol	contracts/comps/IGeneralKeeper.sol
Accountant.sol	contracts/comps/keepers/Accountant.sol
BMMKeeper.sol	contracts/comps/keepers/BMMKeeper.sol
FundAccountant.sol	contracts/comps/keepers/FundAccountant.sol
FundGMMKeeper.sol	contracts/comps/keepers/FundGMMKeeper.sol
FundLOOKeeper.sol	contracts/comps/keepers/FundLOOKeeper.sol
FundROCKeeper.sol	contracts/comps/keepers/FundROCKeeper.sol
FundROIKeeper.sol	contracts/comps/keepers/FundROIKeeper.sol
FundRORKeeper.sol	contracts/comps/keepers/FundRORKeeper.sol
GMMKeeper.sol	contracts/comps/keepers/GMMKeeper.sol
IAccountant.sol	contracts/comps/keepers/IAccountant.sol
IBMMKeeper.sol	contracts/comps/keepers/IBMMKeeper.sol
IGMMKeeper.sol	contracts/comps/keepers/IGMMKeeper.sol
IKeepersRouter.sol	contracts/comps/keepers/IKeepersRouter.sol
ILOOKeeper.sol	contracts/comps/keepers/ILOOKeeper.sol
IROAKeeper.sol	contracts/comps/keepers/IROAKeeper.sol
IROCKeeper.sol	contracts/comps/keepers/IROCKeeper.sol
IRODKeeper.sol	contracts/comps/keepers/IRODKeeper.sol
IROIKeeper.sol	contracts/comps/keepers/IROIKeeper.sol
IROMKeeper.sol	contracts/comps/keepers/IROMKeeper.sol
IROOKeeper.sol	contracts/comps/keepers/IROOKeeper.sol
IROPKeeper.sol	contracts/comps/keepers/IROPKeeper.sol
IRORKeeper.sol	contracts/comps/keepers/IRORKeeper.sol
ISHAKeeper.sol	contracts/comps/keepers/ISHAKeeper.sol
KeepersRouter.sol	contracts/comps/keepers/KeepersRouter.sol
LOOKeeper.sol	contracts/comps/keepers/LOOKeeper.sol
ROAKeeper.sol	contracts/comps/keepers/ROAKeeper.sol
ROCKeeper.sol	contracts/comps/keepers/ROCKeeper.sol
RODKeeper.sol	contracts/comps/keepers/RODKeeper.sol
ROIKeeper.sol	contracts/comps/keepers/ROIKeeper.sol
ROMKeeper.sol	contracts/comps/keepers/ROMKeeper.sol
ROOKeeper.sol	contracts/comps/keepers/ROOKeeper.sol
ROPKeeper.sol	contracts/comps/keepers/ROPKeeper.sol
SHAKeeper.sol	contracts/comps/keepers/SHAKeeper.sol
BallotsBox.sol	contracts/lib/books/BallotsBox.sol
Checkpoints.sol	contracts/lib/books/Checkpoints.sol
CondsRepo.sol	contracts/lib/books/CondsRepo.sol
DealsRepo.sol	contracts/lib/books/DealsRepo.sol
DelegateMap.sol	contracts/lib/books/DelegateMap.sol
DocsRepo.sol	contracts/lib/books/DocsRepo.sol
DTClaims.sol	contracts/lib/books/DTClaims.sol
FilesRepo.sol	contracts/lib/books/FilesRepo.sol
FRClaims.sol	contracts/lib/books/FRClaims.sol
GoldChain.sol	contracts/lib/books/GoldChain.sol
InvestorsRepo.sol	contracts/lib/books/InvestorsRepo.sol
LinksRepo.sol	contracts/lib/books/LinksRepo.sol
LockersRepo.sol	contracts/lib/books/LockersRepo.sol
MembersRepo.sol	contracts/lib/books/MembersRepo.sol
MockFeedRegistry.sol	contracts/lib/books/MockFeedRegistry.sol
MotionsRepo.sol	contracts/lib/books/MotionsRepo.sol
OfficersRepo.sol	contracts/lib/books/OfficersRepo.sol
OptionsRepo.sol	contracts/lib/books/OptionsRepo.sol
OrdersRepo.sol	contracts/lib/books/OrdersRepo.sol
PledgesRepo.sol	contracts/lib/books/PledgesRepo.sol
RedemptionsRepo.sol	contracts/lib/books/RedemptionsRepo.sol
RulesParser.sol	contracts/lib/books/RulesParser.sol
SharesRepo.sol	contracts/lib/books/SharesRepo.sol
SigsRepo.sol	contracts/lib/books/SigsRepo.sol
SwapsRepo.sol	contracts/lib/books/SwapsRepo.sol
TeamsRepo.sol	contracts/lib/books/TeamsRepo.sol
TopChain.sol	contracts/lib/books/TopChain.sol
UsdLockersRepo.sol	contracts/lib/books/UsdLockersRepo.sol
UsdOrdersRepo.sol	contracts/lib/books/UsdOrdersRepo.sol
UsersRepo.sol	contracts/lib/books/UsersRepo.sol
WaterfallsRepo.sol	contracts/lib/books/WaterfallsRepo.sol
InterfacesHub.sol	contracts/lib/InterfacesHub.sol
ArrayUtils.sol	contracts/lib/utils/ArrayUtils.sol
RolesRepo.sol	contracts/lib/utils/RolesRepo.sol
RoyaltyCharge.sol	contracts/lib/utils/RoyaltyCharge.sol
draft-IERC1822.sol	contracts/openzeppelin/interfaces/draft-IERC1822.sol
draft-IERC6093.sol	contracts/openzeppelin/interfaces/draft-IERC6093.sol
IERC1967.sol	contracts/openzeppelin/interfaces/IERC1967.sol
IBeacon.sol	contracts/openzeppelin/proxy/beacon/IBeacon.sol
ERC1967Proxy.sol	contracts/openzeppelin/proxy/ERC1967/ERC1967Proxy.sol
ERC1967Upgrade.sol	contracts/openzeppelin/proxy/ERC1967/ERC1967Upgrade.sol
Proxy.sol	contracts/openzeppelin/proxy/Proxy.sol
Initializable.sol	contracts/openzeppelin/proxy/utils/Initializable.sol
UUPSUpgradeable.sol	contracts/openzeppelin/proxy/utils/UUPSUpgradeable.sol
ERC20.sol	contracts/openzeppelin/token/ERC20/ERC20.sol
ERC20Upgradeable.sol	contracts/openzeppelin/token/ERC20/ERC20Upgradeable.sol
IERC20Metadata.sol	contracts/openzeppelin/token/ERC20/extensions/IERC20Metadata.sol
IERC20.sol	contracts/openzeppelin/token/ERC20/IERC20.sol
Address.sol	contracts/openzeppelin/utils/Address.sol
Context.sol	contracts/openzeppelin/utils/Context.sol
ContextUpgradeable.sol	contracts/openzeppelin/utils/ContextUpgradeable.sol
StorageSlot.sol	contracts/openzeppelin/utils/StorageSlot.sol
EnumerableSet.sol	contracts/openzeppelin/utils/structs/EnumerableSet.sol

BookOfDocs.sol

contracts/center/books/BookOfDocs.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IBookOfDocs.sol";
import "./BookOfUsers.sol";
import "../../openzeppelin/utils/Address.sol";

contract BookOfDocs is IBookOfDocs, BookOfUsers {
    using DocsRepo for DocsRepo.Repo;
    using DocsRepo for DocsRepo.Head;
    using Address for address;

    DocsRepo.Repo private _docs;

    // ==== UUPSUpgradable ====

    uint[50] private __gap;

    function upgradeCenterTo(address newImplementation) external onlyProxy {
        upgradeTo(newImplementation);
        DocsRepo.Doc memory doc = _docs.upgradeDoc(newImplementation, address(this));
        emit UpgradeDoc(doc.head.codifyHead(), doc.body);
    }

    function getImplementation() external view returns (address) {
        return _getImplementation();
    }

    // ########################
    // ##    Error & Event   ##
    // ########################

    error BOD_NotProxyable();

    error BOD_MsgSenderNotRegistered();

    modifier proxyable(uint typeOfDoc) {
        if (
            (typeOfDoc == DocsRepo.getTypeByName("RegCenter") ||
            typeOfDoc == DocsRepo.getTypeByName("CreateNewComp") ||
            typeOfDoc == DocsRepo.getTypeByName("UsdFuelTank") ||
            typeOfDoc == DocsRepo.getTypeByName("CashLockers") ||
            typeOfDoc == DocsRepo.getTypeByName("MockUSDC")) &&
            msg.sender != getBookeeper()
        ) revert BOD_NotProxyable();
        _;
    }

    // ###############
    // ##    Docs   ##
    // ###############

    function setTemplate(
        uint typeOfDoc, address body, uint author
     ) external onlyKeeper {
        DocsRepo.Head memory head =
            _docs.setTemplate(
                typeOfDoc,
                body,
                author,
                _getUserNo(msg.sender)
            );

        emit SetTemplate(head.typeOfDoc, head.version, body);
    }

    function regProxy(
        address temp,
        address proxy
    ) external onlyKeeper {
        DocsRepo.Doc memory doc = _docs.regProxy(
                temp,
                proxy,
                _getUserNo(msg.sender)
        );

        emit RegProxy(doc.head.codifyHead(), proxy);
    }

    function transferIPR(
        uint typeOfDoc,
        uint version,
        uint transferee
    ) external {
        _docs.transferIPR(
            typeOfDoc,
            version,
            transferee,
            _getUserNo(msg.sender)
        );
        emit TransferIPR(typeOfDoc, version, transferee);
    }

    function _getCreator(address msgSender) private view returns(uint creator) {
        if (msgSender.isContract()) {
            if (!_docs.docExist(msgSender))
                revert BOD_MsgSenderNotRegistered();
            creator = _docs.getHeadByBody(msgSender).creator;
        } else {
            creator = _getUserNo(msgSender);
        }
    }

    function cloneDoc(
        uint typeOfDoc,
        uint version
    ) external proxyable(typeOfDoc) returns(
        DocsRepo.Doc memory doc
    ) {
        doc = _docs.cloneDoc(
            typeOfDoc,
            version,
            _getCreator(msg.sender)
        );
        IOwnable(doc.body).initialize(msg.sender, address(this));
        emit CloneDoc(doc.head.codifyHead(), doc.body);
    }

    function proxyDoc(
        uint typeOfDoc,
        uint version
    ) external proxyable(typeOfDoc) returns(
        DocsRepo.Doc memory doc
    ) {
        doc = _docs.proxyDoc(
            typeOfDoc,
            version,
            _getCreator(msg.sender)
        );
        emit ProxyDoc(doc.head.codifyHead(), doc.body);
    }

    function upgradeDoc(address temp) external {
        DocsRepo.Doc memory doc = _docs.upgradeDoc(temp, msg.sender);
        emit UpgradeDoc(doc.head.codifyHead(), doc.body);
    }

    // ##################
    // ##  Read I/O    ##
    // ##################

    // ---- Type of Doc ----

    function counterOfTypes() external view returns(uint32) {
        return _docs.counterOfTypes();
    }

    function typeExist(uint256 typeOfDoc) external view returns(bool) {
        return _docs.typeExist(uint32(typeOfDoc));
    }

    function getTypesList() external view returns(uint[] memory) {
        return _docs.getTypesList();
    }

    // ---- Counters ----

    function counterOfVersions(uint256 typeOfDoc) external view returns(uint32) {
        return _docs.counterOfVersions(uint32(typeOfDoc));
    }

    function counterOfDocs(uint256 typeOfDoc, uint256 version) external view returns(uint64) {
        return _docs.counterOfDocs(uint32(typeOfDoc), uint32(version));
    }

    // ---- Authors ----

    function getAuthor(uint typeOfDoc, uint version) external view returns(uint40) {
        return _docs.getAuthor(typeOfDoc, version);
    }

    function getAuthorByBody(address body) external view returns(uint40) {
        return _docs.getAuthorByBody(body);
    }

    // ---- Temps ----

    function tempExist(address body) external view returns(bool) {
        return _docs.tempExist(body);
    }

    function getTemp(uint typeOfDoc, uint version) external view returns(DocsRepo.Doc memory doc) {
        doc = _docs.getTemp(typeOfDoc, version);
    }

    function getVersionsList(uint256 typeOfDoc) external view returns(DocsRepo.Doc[] memory) {
        return _docs.getVersionsList(uint32(typeOfDoc));
    }

    // ---- Docs ----

    function docExist(address body) public view returns(bool) {
        return _docs.docExist(body);
    }

    function getHeadByBody(address body) external view returns (DocsRepo.Head memory ) {
        return _docs.getHeadByBody(body);
    }

    function getDoc(
        uint typeOfDoc, uint version, uint seqOfDoc
    ) external view returns(DocsRepo.Doc memory doc) {
        doc = _docs.getDoc(typeOfDoc, version, seqOfDoc);
    }

    function getDocByUserNo(uint acct) external view returns (DocsRepo.Doc memory doc) {
        if (isUserNo(acct)) {
            doc.body = _getUserByNo(acct).primeKey.pubKey;
            if (_docs.docExist(doc.body)) doc.head = _docs.heads[doc.body];
            else doc.body = address(0);
        }
    }

    function getDocsList(uint typeOfDoc, uint version) external view returns(DocsRepo.Doc[] memory) {
        return _docs.getDocsList(typeOfDoc, version);
    }

    function verifyDoc(
        uint typeOfDoc, uint version, uint seqOfDoc
    ) external view returns(bool flag) {
        flag = _docs.verifyDoc(typeOfDoc, version, seqOfDoc);
    }
}

Contents

BookOfPoints.sol

contracts/center/books/BookOfPoints.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IBookOfPoints.sol";
import "../../openzeppelin/token/ERC20/ERC20Upgradeable.sol";
import "./BookOfDocs.sol";

contract BookOfPoints is IBookOfPoints, ERC20Upgradeable, BookOfDocs {

    // ==== UUPSUpgradable ====

    uint256[50] private __gap;

    function initialize(
        address keeper
    ) external initializer {
        __ERC20_init("ComBooxPoints", "CBP");
        _initUsers(keeper);
    }

    // ##################
    // ##  Mint & Lock ##
    // ##################

    function mint(address to, uint amt) external onlyOwner {
        _mint(to, amt);
    }

    function burn(uint amt) external onlyOwner {
        _burn(msg.sender, amt);
    }

}

Contents

BookOfUsers.sol

contracts/center/books/BookOfUsers.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IBookOfUsers.sol";
// import "../access/Ownable.sol";
import "../../openzeppelin/proxy/utils/Initializable.sol";
import "../../openzeppelin/proxy/utils/UUPSUpgradeable.sol";

contract BookOfUsers is IBookOfUsers, Initializable, UUPSUpgradeable {
    using UsersRepo for UsersRepo.Repo;
    using UsersRepo for uint256;

    UsersRepo.Repo private _users;

    // ==== UUPSUpgradable ====

    uint[50] private __gap;

    function _initUsers(address keeper) internal {
        if (keeper == address(0))
            revert BOU_WrongInput(bytes32("BOU_ZeroKeeper"));
        _users.users[0].primeKey.pubKey = msg.sender;
        _users.users[0].backupKey.pubKey = keeper;
        _users.regUser(msg.sender);
        _users.regUser(keeper);
    }

    function _authorizeUpgrade(address newImplementation) internal override onlyKeeper {}

    // #####################
    // ##    Modifiers    ##
    // #####################

    modifier onlyOwner() {
        if (msg.sender != _users.getOwner())
            revert BOU_WrongParty(bytes32("BOU_NotOwner"));
        _;
    }

    modifier onlyKeeper() {
        if (msg.sender != _users.getBookeeper())
            revert BOU_WrongParty(bytes32("BOU_NotKeeper"));
        _;
    }

    // #####################
    // ##    Write I/O    ##
    // #####################

    // ==== Config ====

    function transferOwnership(address newOwner) external {
        _users.transferOwnership(newOwner);
        emit TransferOwnership(newOwner);
    }

    function handoverCenterKey(address newKeeper) external {
        _users.handoverCenterKey(newKeeper);
        emit TurnOverCenterKey(newKeeper);
    }

    // ==== Users ====

    function _regUser() internal returns(uint){
        UsersRepo.User memory user = _users.regUser(msg.sender);
        return user.primeKey.gift;
    }

    function setBackupKey(address bKey) external {
        _users.setBackupKey(bKey, msg.sender);
    }

    function upgradeBackupToPrime() external {
        _users.upgradeBackupToPrime(msg.sender);
    }

    // ==== Royalty & Coupon ====

    function setPlatformRule(bytes32 snOfRule) external {
        _users.setPlatformRule(snOfRule);
        emit SetPlatformRule(snOfRule);
    }

    function setRoyaltyRule(bytes32 snOfRoyalty) external {
        _users.setRoyaltyRule(snOfRoyalty, msg.sender);
    }

    function _addCouponOnce(address targetAddr) internal {
        _users.addCouponOnce(targetAddr);
    }

    // ################
    // ##  Read I/O  ##
    // ################

    // ==== Config ====

    function getOwner() public view returns (address) {
        return _users.getOwner();
    }

    function getBookeeper() public view returns (address) {
        return _users.getBookeeper();
    }

    function getPlatformRule() public view returns(UsersRepo.Rule memory) {
        return _users.getPlatformRule();
    }

    // ==== Users ====

    function isUserNo(uint acct) public view returns (bool) {
        return _users.isUserNo(acct);
    }

    function _getUserNo(address targetAddr) internal view returns (uint40) {
        return _users.getUserNo(targetAddr);
    }

    function counterOfUsers() external view returns(uint) {
        return _users.counterOfUsers();
    }

    function getUserNoList() external view returns(uint[] memory) {
        return _users.getUserNoList();
    }

    function _getUser(address targetAddr) internal view returns (UsersRepo.User memory)
    {
        return _users.getUser(targetAddr);
    }

    function _getUserByNo(uint acct) internal view returns (UsersRepo.User memory usr)
    {
        if (_users.isUserNo(acct)) {
            usr = _users.users[acct];
        } else revert BOU_WrongInput(bytes32("BOU_AcctNotRegistered"));
    }

    function getRoyaltyRule(uint author) public view returns (UsersRepo.Key memory) {
        return _users.getRoyaltyRule(author);
    }

    function usedKey(address key) external view returns (bool) {
        return _users.usedKey(key);
    }

    function isPrimeKey(address key) external view returns (bool) {
        return _users.isPrimeKey(key);
    }

}

Contents

IBookOfDocs.sol

contracts/center/books/IBookOfDocs.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IBookOfDocs
/// @notice Document registry interface for templates, proxies, and clones.
/// @dev Exposes write operations for registration/upgrade and read operations for queries.

import "../../lib/books/DocsRepo.sol";

interface IBookOfDocs {

    // ##################
    // ##    Event     ##
    // ##################

    // ==== Docs ====

    /// @notice Emitted when a template is registered.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @param body Template address.
    event SetTemplate(uint256 indexed typeOfDoc, uint256 indexed version, address indexed body);

    /// @notice Emitted when a proxy is registered.
    /// @param snOfDoc Encoded document header.
    /// @param body Proxy address.
    event RegProxy(bytes32 indexed snOfDoc, address indexed body);

    /// @notice Emitted when IPR is transferred.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @param transferee New author userNo.
    event TransferIPR(uint indexed typeOfDoc, uint indexed version, uint indexed transferee);

    /// @notice Emitted when a clone is created.
    /// @param snOfDoc Encoded document header.
    /// @param body Clone address.
    event CloneDoc(bytes32 indexed snOfDoc, address indexed body);

    /// @notice Emitted when a proxy is created.
    /// @param snOfDoc Encoded document header.
    /// @param body Proxy address.
    event ProxyDoc(bytes32 indexed snOfDoc, address indexed body);

    /// @notice Emitted when a proxy is upgraded and registered.
    /// @param snOfDoc Encoded document header.
    /// @param body Proxy address.
    event UpgradeDoc(bytes32 indexed snOfDoc, address indexed body);

    // ##################
    // ##    Write     ##
    // ##################

    /// @notice Register a template contract for a document type.
    /// @param typeOfDoc Document type (must be > 0 in implementation).
    /// @param body Template contract address (non-zero).
    /// @param author Author userNo (must be > 0).
    function setTemplate(
        uint typeOfDoc, address body, uint author
     ) external;

    /// @notice Register an externally created proxy.
    /// @param temp Template implementation address.
    /// @param proxy Proxy address.
    function regProxy(
        address temp,
        address proxy
    ) external;

    /// @notice Transfer IPR to a new author.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @param transferee New author userNo.
    function transferIPR(
        uint typeOfDoc,
        uint version,
        uint transferee
    ) external;

    /// @notice Create and register an EIP-1167 clone from a template.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @return doc Registered document instance.
    function cloneDoc(
        uint typeOfDoc,
        uint version
    ) external returns(
        DocsRepo.Doc memory doc
    );

    /// @notice Create and register an ERC1967 proxy initialized via `initialize`.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @return doc Registered document instance.
    function proxyDoc(
        uint typeOfDoc,
        uint version
    ) external returns(
        DocsRepo.Doc memory doc
    );

    /// @notice Register a proxy upgrade to a new template.
    /// @param temp New template implementation address.
    function upgradeDoc(address temp) external;

    // ##################
    // ##  Read I/O    ##
    // ##################

    // ---- Type of Doc ----

    /// @notice Get number of document types.
    function counterOfTypes() external view returns(uint32);

    /// @notice Check if a document type exists.
    /// @param typeOfDoc Document type.
    function typeExist(uint256 typeOfDoc) external view returns(bool);

    /// @notice Get all document types.
    function getTypesList() external view returns(uint[] memory);

    // ---- Counters ----

    /// @notice Get latest version for a document type.
    /// @param typeOfDoc Document type.
    function counterOfVersions(uint256 typeOfDoc) external view returns(uint32);

    /// @notice Get count of docs for a type/version.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    function counterOfDocs(uint256 typeOfDoc, uint256 version) external view returns(uint64);

    // ---- Authors ----

    /// @notice Get author userNo for a template.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    function getAuthor(uint typeOfDoc, uint version) external view returns(uint40);

    /// @notice Get author userNo by body address.
    /// @param body Document body address.
    function getAuthorByBody(address body) external view returns(uint40);

    // ---- Temps ----

    /// @notice Check if a template exists for a body address.
    /// @param body Template address.
    function tempExist(address body) external view returns(bool);

    /// @notice Get template document for a type/version.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @return doc Template document.
    function getTemp(uint typeOfDoc, uint version) external view returns(DocsRepo.Doc memory doc);

    /// @notice Get all templates for a document type.
    /// @param typeOfDoc Document type.
    function getVersionsList(uint256 typeOfDoc) external view returns(DocsRepo.Doc[] memory);

    // ---- Docs ----

    /// @notice Check if a document instance exists for a body address.
    /// @param body Document body address.
    function docExist(address body) external view returns(bool);

    /// @notice Get header by body address.
    /// @param body Document body address.
    function getHeadByBody(address body) external view returns (DocsRepo.Head memory );

    /// @notice Get a specific document instance by type/version/seq.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @param seqOfDoc Document sequence number.
    /// @return doc Document instance.
    function getDoc(
        uint typeOfDoc, uint version, uint seqOfDoc
    ) external view returns(DocsRepo.Doc memory doc);

    /// @notice Get a document instance by userNo.
    /// @param acct User number.
    /// @return doc Document instance (zeroed if not found).
    function getDocByUserNo(uint acct) external view returns (DocsRepo.Doc memory doc);

    /// @notice Get all documents for a type/version.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    function getDocsList(uint typeOfDoc, uint version) external view returns(DocsRepo.Doc[] memory);

    /// @notice Verify that a document instance is a valid clone or proxy of its template.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @param seqOfDoc Document sequence number.
    /// @return flag True if valid.
    function verifyDoc(
        uint typeOfDoc, uint version, uint seqOfDoc
    ) external view returns(bool flag);

}

Contents

IBookOfPoints.sol

contracts/center/books/IBookOfPoints.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IBookOfPoints
/// @notice ERC20-like points mint/burn interface used by the registry.
/// @dev Exposes privileged mint and burn operations for platform points.

interface IBookOfPoints {

    // ##################
    // ##    Write     ##
    // ##################

    /// @notice Mint points to an address.
    /// @param to Recipient address.
    /// @param amt Amount to mint (uint256 in implementation).
    function mint(address to, uint amt) external;

    /// @notice Burn points from the caller.
    /// @param amt Amount to burn (uint256 in implementation).
    function burn(uint amt) external;

}

Contents

IBookOfUsers.sol

contracts/center/books/IBookOfUsers.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IBookOfUsers
/// @notice User registry interface for platform ownership, keeper control, and user key management.
/// @dev Exposes read/write operations for user registration, platform rules, and royalty settings.

import "../../lib/books/UsersRepo.sol";

interface IBookOfUsers {

    // ##################
    // ##    Error     ##
    // ##################

    error BOU_WrongInput(bytes32 reason);

    error BOU_WrongParty(bytes32 reason);

    // ==== Config ====

    /// @notice Emitted when platform rule is updated.
    /// @param snOfRule Packed rule bytes.
    event SetPlatformRule(bytes32 indexed snOfRule);

    /// @notice Emitted when platform ownership changes.
    /// @param newOwner New owner address.
    event TransferOwnership(address indexed newOwner);

    /// @notice Emitted when platform keeper changes.
    /// @param newKeeper New keeper address.
    event TurnOverCenterKey(address indexed newKeeper);

    // ##################
    // ##    Write     ##
    // ##################

    // ==== Opts Setting ====

    /// @notice Transfer platform ownership.
    /// @param newOwner New owner address (non-zero in implementation).
    function transferOwnership(address newOwner) external;

    /// @notice Handover keeper role for platform control.
    /// @param newKeeper New keeper address (non-zero in implementation).
    function handoverCenterKey(address newKeeper) external;

    // ==== User ====

    /// @notice Set backup key for the caller.
    /// @param bKey Backup key address (non-zero, unused).
    function setBackupKey(address bKey) external;

    /// @notice Promote backup key to prime key for the caller.
    function upgradeBackupToPrime() external;

    // ==== Royalty & Coupon ====

    /// @notice Set platform rule values.
    /// @param snOfRule Packed rule bytes.
    function setPlatformRule(bytes32 snOfRule) external;

    /// @notice Set royalty rule for the caller.
    /// @param snOfRoyalty Packed royalty rule bytes.
    function setRoyaltyRule(bytes32 snOfRoyalty) external;

    // #################
    // ##   Read      ##
    // #################

    // ==== Config ====

    /// @notice Get platform owner address.
    /// @return Owner address.
    function getOwner() external view returns (address);

    /// @notice Get platform keeper address.
    /// @return Keeper address.
    function getBookeeper() external view returns (address);

    /// @notice Get current platform rule values.
    /// @return Current rule.
    function getPlatformRule() external returns(UsersRepo.Rule memory);

    // ==== Users ====

    /// @notice Check whether a userNo exists.
    /// @param acct User number.
    /// @return True if exists.
    function isUserNo(uint acct) external view returns (bool);

    /// @notice Get total number of registered users.
    /// @return Count of users.
    function counterOfUsers() external view returns(uint);

    /// @notice Get list of all user numbers.
    /// @return Array of user numbers.
    function getUserNoList() external view returns(uint[] memory);

    // ==== Royalty & Coupon ====

    /// @notice Get royalty rule for an author.
    /// @param author Author userNo (must be > 0).
    /// @return Royalty rule.
    function getRoyaltyRule(uint author)external view returns (UsersRepo.Key memory);

    // ==== Keys ====

    /// @notice Check if an address is already registered as a key.
    /// @param key Address to check.
    /// @return True if used.
    function usedKey(address key) external view returns (bool);

    /// @notice Check if an address is a user's prime key.
    /// @param key Address to check.
    /// @return True if prime key.
    function isPrimeKey(address key) external view returns (bool);

}

Contents

IRegCenter.sol

contracts/center/IRegCenter.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IRegCenter
/// @notice Registry center interface combining docs, users, points, and ERC20 operations.
/// @dev Extends IBookOfPoints, IBookOfDocs, IBookOfUsers, and IERC20.

import "../lib/books/UsersRepo.sol";
import "../lib/books/DocsRepo.sol";
import "./books/IBookOfDocs.sol";
import "./books/IBookOfPoints.sol";
import "./books/IBookOfUsers.sol";
import "../openzeppelin/token/ERC20/IERC20.sol";

interface IRegCenter is IBookOfPoints, IBookOfDocs, IBookOfUsers, IERC20{

    // ##################
    // ##    Error     ##
    // ##################

    error RC_WrongAccess(bytes32 reason);

    error RC_WrongState(bytes32 reason);

    /// @notice Register caller as a user and mint initial gift points if configured.
    function regUser() external;

    /// @notice Resolve userNo and charge license fee according to royalty rules.
    /// @param targetAddr User address to resolve.
    /// @param fee License fee amount (in points' smallest unit).
    /// @param author Author userNo.
    /// @return userNo Resolved user number.
    function getUserNo(address targetAddr, uint fee, uint author) external returns (uint40);

    // ==== Self Query ====

    /// @notice Get caller's user number.
    function getMyUserNo() external view returns(uint40);

    /// @notice Get caller's user record.
    function getMyUser() external view returns (UsersRepo.User memory);

    // ==== Admin Checking ====

    /// @notice Get user number by address (admin access in implementation).
    /// @param targetAddr User address.
    function obtainUserNo(address targetAddr) external view returns (uint40);

    /// @notice Get user record by address (admin access in implementation).
    /// @param targetAddr User address.
    function obtainUser(address targetAddr) external view returns (UsersRepo.User memory);

    /// @notice Get user record by user number (admin access in implementation).
    /// @param acct User number.
    function obtainUserByNo(uint acct) external view returns (UsersRepo.User memory);

}

Contents

RegCenter.sol

contracts/center/RegCenter.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IRegCenter.sol";
import "./books/BookOfPoints.sol";

contract RegCenter is BookOfPoints, IRegCenter{

    // ==== UUPSUpgradable ====

    uint256[50] private __gap;

    // #################
    // ##    Write    ##
    // #################

    function regUser() external {
        uint gift = _regUser();
        if (gift > 0) {
            _mint(msg.sender, gift * 10 ** 9);
        }
    }

    function getUserNo(address targetAddr, uint fee, uint author) external returns (uint40) {

        uint40 target = _getUserNo(targetAddr);

        if(!docExist(msg.sender))
            revert RC_WrongAccess(bytes32("RC_DocNotRegistered"));

        UsersRepo.Key memory rr = getRoyaltyRule(author);
        address authorAddr = _getUserByNo(author).primeKey.pubKey;

        _chargeFee(targetAddr, fee, authorAddr, rr);

        return target;
    }

    function _chargeFee(
        address targetAddr,
        uint fee,
        address authorAddr,
        UsersRepo.Key memory rr
    ) private {

        UsersRepo.User memory t = _getUser(targetAddr);
        address ownerAddr = getOwner();

        UsersRepo.Rule memory pr = getPlatformRule();

        uint floorPrice = uint(pr.floor) * 10 ** 9;

        if (fee < floorPrice)
            revert RC_WrongState(bytes32("RC_FeeTooLow"));

        uint offAmt = uint(t.primeKey.coupon) * uint(rr.discount) * fee / 10000 + uint(rr.coupon) * 10 ** 9;

        fee = (offAmt < (fee - floorPrice))
            ? (fee - offAmt)
            : floorPrice;

        uint giftAmt = uint(rr.gift) * 10 ** 9;

        if (ownerAddr == authorAddr || pr.rate == 2000) {
            if (fee > giftAmt)
                _transfer(t.primeKey.pubKey, authorAddr, fee - giftAmt);
        } else {
            _transfer(t.primeKey.pubKey, ownerAddr, fee * (2000 - pr.rate) / 10000);

            uint balaceAmt = fee * (8000 + pr.rate) / 10000;
            if ( balaceAmt > giftAmt)
                _transfer(t.primeKey.pubKey, authorAddr, balaceAmt - giftAmt);
        }

        _addCouponOnce(targetAddr);
    }

    // ==== Self Query ====

    function getMyUserNo() external view returns(uint40) {
        return _getUserNo(msg.sender);
    }

    function getMyUser() external view returns (UsersRepo.User memory) {
        return _getUser(msg.sender);
    }

    // ==== Admin Checking ====

    function obtainUserNo(address targetAddr) external view onlyKeeper returns (uint40) {
        return _getUserNo(targetAddr);
    }

    function obtainUser(address targetAddr) external view onlyKeeper returns (UsersRepo.User memory) {
        return _getUser(targetAddr);
    }

    function obtainUserByNo(uint acct) external view onlyKeeper returns (UsersRepo.User memory) {
        return _getUserByNo(acct);
    }

}

Contents

CashLockers.sol

contracts/center/utils/CashLockers.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./ICashLockers.sol";

/// @title CashLockers
/// @notice Escrow contract that locks USDC using EIP-3009 authorizations and releases by hash-lock or expiry.
/// @dev Tracks per-user custody and total custody for locked balances.
contract CashLockers is ICashLockers {

    using UsdLockersRepo for UsdLockersRepo.Repo;

    /// @notice USDC token with transferWithAuthorization support.
    IUSDC immutable public usdc;

    /// @notice Deploy with USDC token address.
    /// @param _usdc USDC contract address.
    constructor(address _usdc) {
        usdc = IUSDC(_usdc);
    }

    /// @notice Custody balances per address.
    mapping(address => uint256) private _coffers;
    UsdLockersRepo.Repo private _lockers;

    //###############
    //##   Write   ##
    //###############

    /// @notice Pull USDC using an EIP-3009 authorization.
    /// @param auth Authorization data structure.
    function _transferWithAuthorization(TransferAuth memory auth) private {
        usdc.transferWithAuthorization(
            auth.from,
            address(this),
            auth.value,
            auth.validAfter,
            auth.validBefore,
            auth.nonce,
            auth.v,
            auth.r,
            auth.s
        );
    }

    /// @notice Lock USDC with a hash-lock until released or expired.
    /// @param auth USDC authorization (EIP-3009 style).
    /// @param to Payee address.
    /// @param expireDate Unix timestamp when withdrawal is allowed.
    /// @param lock Hash lock value (keccak256 of the secret key).
    function lockUsd(
        TransferAuth memory auth, address to, uint expireDate, bytes32 lock
    ) external {

        auth.from = msg.sender;

        _transferWithAuthorization(auth);

        _coffers[auth.from] += auth.value;
        _coffers[address(1)] += auth.value;

        _lockers.lockUsd(auth.from, to, expireDate, auth.value, lock);

        emit LockUsd(auth.from, to, auth.value, expireDate, lock);
    }

    /// @notice Lock USDC with an external conditional release hook.
    /// @param auth USDC authorization (EIP-3009 style).
    /// @param to Payee address.
    /// @param expireDate Unix timestamp when withdrawal is allowed.
    /// @param target Counter-locker contract to call on release.
    /// @param payload Calldata payload prefix for counter-locker.
    /// @param hashLock Hash lock value (keccak256 of the secret key).
    function lockConsideration(
        TransferAuth memory auth,
        address to,
        uint expireDate,
        address target,
        bytes calldata payload,
        bytes32 hashLock
    ) external {

        auth.from = msg.sender;

        _transferWithAuthorization(auth);

        _coffers[auth.from] += auth.value;
        _coffers[address(1)] += auth.value;

        _lockers.lockConsideration(
            auth.from, to, expireDate, auth.value,
            target, payload, hashLock
        );

        emit LockConsideration(auth.from, to, auth.value, expireDate, hashLock);
    }

    /// @notice Release a lock using the preimage string.
    /// @param lock Hash lock value.
    /// @param key Preimage string (must hash to `lock`).
    function unlockUsd(bytes32 lock, string memory key) external {

        UsdLockersRepo.Head memory head =
            _lockers.releaseUsd(lock, key, msg.sender);

        if (_coffers[head.from] < head.amt) {
            revert CL_WrongState(bytes32("CL_InsufficientBalance"));
        }

        _coffers[head.from] -= head.amt;
        _coffers[address(1)] -= head.amt;

        emit UnlockUsd(head.from, head.to, head.amt, lock);

        if (!usdc.transfer(head.to, head.amt)) {
            revert CL_WrongState(bytes32("CL_TransferFailed"));
        }
    }

    /// @notice Withdraw a lock after expiry by the creator.
    /// @param lock Hash lock value.
    function withdrawUsd(bytes32 lock) external {

        UsdLockersRepo.Head memory head =
            _lockers.withdrawUsd(lock, msg.sender);

        if (_coffers[head.from] < head.amt) {
            revert CL_WrongState(bytes32("CL_InsufficientBalance"));
        }

        _coffers[head.from] -= head.amt;
        _coffers[address(1)] -= head.amt;

        emit WithdrawUsd(head.from, head.amt, lock);

        if (!usdc.transfer(head.from, head.amt)) {
            revert CL_WrongState(bytes32("CL_TransferFailed"));
        }
    }

    //##################
    //##   Read I/O   ##
    //##################

    /// @notice Check if a lock is currently locked.
    /// @param lock Hash lock value.
    function isLocked(bytes32 lock) external view returns(bool) {
        return _lockers.isLocked(lock);
    }

    /// @notice Get total number of lockers.
    function counterOfLockers() external view returns(uint) {
        return _lockers.counterOfLockers();
    }

    /// @notice Get locker header by hash.
    /// @param lock Hash lock value.
    function getHeadOfLocker(bytes32 lock) external view returns(UsdLockersRepo.Head memory) {
        return _lockers.getHeadOfLocker(lock);
    }

    /// @notice Get full locker by hash.
    /// @param lock Hash lock value.
    function getLocker(bytes32 lock) external view returns(UsdLockersRepo.Locker memory) {
        return _lockers.getLocker(lock);
    }

    /// @notice Get list of all hash locks.
    function getLockersList() external view returns (bytes32[] memory) {
        return _lockers.getSnList();
    }

    /// @notice Get custody balance for an address.
    /// @param acct Address to query.
    function custodyOf(address acct) external view returns(uint) {
        return _coffers[acct];
    }

    /// @notice Get total custody balance.
    function totalCustody() external view returns(uint) {
        return _coffers[address(1)];
    }
}

Contents

CreateNewComp.sol

contracts/center/utils/CreateNewComp.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/proxy/utils/Initializable.sol";
import "../../openzeppelin/proxy/utils/UUPSUpgradeable.sol";

import "./ICreateNewComp.sol";
import "../../lib/InterfacesHub.sol";

contract CreateNewComp is ICreateNewComp, Initializable, UUPSUpgradeable {
    using InterfacesHub for address;

    enum GKs {
        ZeroPoint,
        PrivateComp,
        GrowingComp,
        ListedComp,
        GeneralComp, // 4
        CloseFund,
        ListedCloseFund,
        OpenFund,
        ListedOpenFund,
        GeneralFund
    }

    enum Keepers {
        ZeroPoint,
        ROCK,
        RODK,
        BMMK,
        ROMK,
        GMMK, // 5
        ROAK,
        ROOK,
        ROPK,
        SHAK,
        LOOK, // 10
        ROIK,
        Accountant,
        Blank_1,
        Blank_2,
        GK, // 15
        RORK
    }

    enum Books {
        ZeroPoint,
        ROC,
        ROD,
        BMM,
        ROM,
        GMM, // 5
        ROA,
        ROO,
        ROP,
        ROS,
        LOO, // 10
        ROI,
        Bank,
        Blank_1,
        Blank_2,
        Cashier, // 15
        ROR
    }

    address public rc;
    address public bank;
    uint[20] private _docs4FundKeeper;
    uint[20] private _docs4Keeper;
    uint[20] private _docs4Book;

    // ==== UUPSUpgradable ====

    uint[50] private __gap;

    function initialize(
        address _usdc, address _rc
    ) external initializer {
        if (_rc == address(0))
            revert CNC_WrongInput(bytes32("CNC_ZeroRC"));
        if (_usdc == address(0))
            revert CNC_WrongInput(bytes32("CNC_ZeroUSDC"));

        rc = _rc;
        bank = _usdc;
        _initDocs4Keeper();
        _initDocs4FundKeeper();
        _initDocs4Book();
    }

    function _authorizeUpgrade(address newImpl) internal override onlyKeeper{}

    function upgradeCNCTo(address newImpl) external onlyKeeper onlyProxy {
        upgradeTo(newImpl);
        rc.getRC().upgradeDoc(newImpl);
    }

    //######################
    //##  Error & Event   ##
    //######################

    error CNC_WrongParty(bytes32 reason);

    error CNC_WrongInput(bytes32 reason);

    //##################
    //##  Modifiers   ##
    //##################

    modifier onlyKeeper {
        if (rc.getRC().getBookeeper() != msg.sender)
            revert CNC_WrongParty(bytes32("CNC_NotKeeper"));
        _;
    }

    // ==== Type Setting ====

    /// @dev Initialize the document type mapping for keepers and books.
    /// uint32(uint(keccak256("ROCKeeper"))) = 0x4c9c9582
    function _initDocs4Keeper() private {
        _docs4Keeper[uint8(Keepers.ROCK)]       = 0x4c9c9582;
        _docs4Keeper[uint8(Keepers.RODK)]       = 0x4218a169;
        _docs4Keeper[uint8(Keepers.BMMK)]       = 0xca6e13b7;
        _docs4Keeper[uint8(Keepers.ROMK)]       = 0xa223ca65;
        _docs4Keeper[uint8(Keepers.GMMK)]       = 0x49148247;
        _docs4Keeper[uint8(Keepers.ROAK)]       = 0x7eaeb1a4;
        _docs4Keeper[uint8(Keepers.ROOK)]       = 0x3ac07862;
        _docs4Keeper[uint8(Keepers.ROPK)]       = 0x4fcfb5a7;
        _docs4Keeper[uint8(Keepers.SHAK)]       = 0x2beb4fa1;
        _docs4Keeper[uint8(Keepers.LOOK)]       = 0xf9b45faf;
        _docs4Keeper[uint8(Keepers.ROIK)]       = 0xd042852b;
        _docs4Keeper[uint8(Keepers.Accountant)] = 0x671969be;
        _docs4Keeper[uint8(Keepers.GK)]         = 0x25586efd;
    }

    function _initDocs4FundKeeper() private {
        _docs4FundKeeper[uint8(Keepers.ROCK)]       = 0x1590b2fb;
        _docs4FundKeeper[uint8(Keepers.RODK)]       = 0x4218a169;
        _docs4FundKeeper[uint8(Keepers.BMMK)]       = 0xca6e13b7;
        _docs4FundKeeper[uint8(Keepers.ROMK)]       = 0xa223ca65;
        _docs4FundKeeper[uint8(Keepers.GMMK)]       = 0x6c88e247;
        _docs4FundKeeper[uint8(Keepers.ROAK)]       = 0x7eaeb1a4;
        _docs4FundKeeper[uint8(Keepers.ROOK)]       = 0x3ac07862;
        _docs4FundKeeper[uint8(Keepers.ROPK)]       = 0x4fcfb5a7;
        _docs4FundKeeper[uint8(Keepers.SHAK)]       = 0x2beb4fa1;
        _docs4FundKeeper[uint8(Keepers.LOOK)]       = 0x6ab7d4a6;
        _docs4FundKeeper[uint8(Keepers.ROIK)]       = 0x918b186a;
        _docs4FundKeeper[uint8(Keepers.Accountant)] = 0x797eb8dd;
        _docs4FundKeeper[uint8(Keepers.RORK)]       = 0x7ecb1211;
    }

    function _initDocs4Book() private {
        _docs4Book[uint8(Books.ROC)]        = 0xd37755d2;
        _docs4Book[uint8(Books.ROD)]        = 0xe46d6d1a;
        _docs4Book[uint8(Books.BMM)]        = 0x741de5d6;
        _docs4Book[uint8(Books.ROM)]        = 0x2d24e68a;
        _docs4Book[uint8(Books.GMM)]        = 0x741de5d6;
        _docs4Book[uint8(Books.ROA)]        = 0xdf54d158;
        _docs4Book[uint8(Books.ROO)]        = 0x0329c3b1;
        _docs4Book[uint8(Books.ROP)]        = 0xc4a1057a;
        _docs4Book[uint8(Books.ROS)]        = 0x021dad98;
        _docs4Book[uint8(Books.LOO)]        = 0x198962ae;
        _docs4Book[uint8(Books.ROI)]        = 0x01716bf1;
        _docs4Book[uint8(Books.Cashier)]    = 0xa019f9ef;
        _docs4Book[uint8(Books.ROR)]        = 0x8bb6c49c;
    }

    // ==== configuration ====

    function updateRC(address _rc) external onlyKeeper {
        rc = _rc;
        emit UpdateRC(_rc, msg.sender);
    }

    function updateBank(address _bank) external onlyKeeper {
        bank = _bank;
        emit UpdateBank(_bank, msg.sender);
    }

    function updateDocs4Keeper(uint titleOfKeeper, uint typeOfDoc) external onlyKeeper {
        _docs4Keeper[titleOfKeeper] = typeOfDoc;
        emit UpdateDocs4Keeper(titleOfKeeper, typeOfDoc);
    }

    function getSeqOfDoc4Keeper(uint titleOfKeeper) external view returns(uint) {
        return _docs4Keeper[titleOfKeeper];
    }

    function updateDocs4FundKeeper(uint titleOfKeeper, uint typeOfDoc) external onlyKeeper {
        _docs4FundKeeper[titleOfKeeper] = typeOfDoc;
        emit UpdateDocs4FundKeeper(titleOfKeeper, typeOfDoc);
    }

    function getSeqOfDoc4FundKeeper(uint titleOfKeeper) external view returns(uint) {
        return _docs4FundKeeper[titleOfKeeper];
    }

    function updateDocs4Book(uint titelOfBook, uint typeOfDoc) external onlyKeeper {
        _docs4Book[titelOfBook] = typeOfDoc;
        emit UpdateDocs4Book(titelOfBook, typeOfDoc);
    }

    function getSeqOfDoc4Book(uint titelOfBook) external view returns(uint) {
        return _docs4Book[titelOfBook];
    }

    // ==== Create Comp ====
    function createComp(uint typeOfEntity, address dk) external {
        if (dk == address(0))
            revert CNC_WrongInput(bytes32("CNC_ZeroDK"));

        if (typeOfEntity == 0 || typeOfEntity > 9)
            revert CNC_WrongInput(bytes32("CNC_InvalidTypeOfEntity"));

        address gk = _createProxyAtLatestVersion(_docs4Keeper[uint8(Keepers.GK)]);
        IAccessControl(gk).initKeepers(address(this), gk);
        gk.getGK().createCorpSeal(uint8(typeOfEntity));

        address router = _getLatestRouter();
        gk.getGK().setRouter(router);

        _deployKeepers(typeOfEntity, gk);

        _deployBooks(typeOfEntity, dk, gk);

        IOwnable(gk).setNewOwner(msg.sender);
        IAccessControl(gk).setDirectKeeper(dk);
    }

    function _createProxyAtLatestVersion(uint256 typeOfDoc) private returns(address body)
    {
        uint256 latest = rc.getRC().counterOfVersions(typeOfDoc);
        body = rc.getRC().proxyDoc(typeOfDoc, latest).body;
    }

    function _getLatestRouter() private view returns (address) {
        // uint32(uint(keccak256("KeepersRouter")))
        uint typeOfDoc = 0xf0ff1907;
        uint version = rc.getRC().counterOfVersions(typeOfDoc);
        return rc.getRC().getTemp(typeOfDoc,version).body;
    }

    function _deployKeepers(uint typeOfEntity, address gk) private {
        uint i = 1;
        while (i <= 16) {

            if (i == uint8(Keepers.Blank_1) ||
                i == uint8(Keepers.Blank_2) ||
                i == uint8(Keepers.GK)
            ) { i++; continue; }

            if (typeOfEntity < 5 && (
                i == uint8(Keepers.RORK)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.PrivateComp) && (
                i == uint8(Keepers.ROOK) ||
                i == uint8(Keepers.SHAK) ||
                i == uint8(Keepers.LOOK)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.GrowingComp) && (
                i == uint8(Keepers.LOOK)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.ListedComp) && (
                i == uint8(Keepers.ROOK) ||
                i == uint8(Keepers.SHAK)
            )) { i++; continue;}

            if (typeOfEntity > 4 && (
                i == uint8(Keepers.ROOK) ||
                i == uint8(Keepers.SHAK)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.CloseFund) && (
                i == uint8(Keepers.LOOK) ||
                i == uint8(Keepers.RORK)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.ListedCloseFund) && (
                i == uint8(Keepers.RORK)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.OpenFund) && (
                i == uint8(Keepers.LOOK)
            )) { i++; continue; }

            address keeper = typeOfEntity > 4
                ? _getLatestVersionOfTemp(_docs4FundKeeper[i])
                : _getLatestVersionOfTemp(_docs4Keeper[i]);

            gk.getGK().regKeeper(i, keeper);
            i++;
        }
    }

    function _getLatestVersionOfTemp(
        uint typeOfDoc
    ) private view returns(address temp) {
        uint256 latest = rc.getRC().counterOfVersions(typeOfDoc);
        temp = rc.getRC().getTemp(typeOfDoc, latest).body;
    }

    function _deployBooks(
        uint typeOfEntity, address dk, address gk
    ) private {
        uint i = 1;
        while (i <= 16) {

            if (i == uint8(Books.Blank_1) ||
                i == uint8(Books.Blank_2)
            ) {i++; continue;}

            if (i == uint8(Books.Bank)) {
                gk.getGK().regBook(i, bank);
                i++; continue;
            }

            if (typeOfEntity < 5 && (
                i == uint8(Books.ROR)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.PrivateComp) && (
                i == uint8(Books.ROO) ||
                i == uint8(Books.LOO)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.GrowingComp) && (
                i == uint8(Books.LOO)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.ListedComp) && (
                i == uint8(Books.ROO)
            )) { i++; continue;}

            if (typeOfEntity > 4 && (
                i == uint8(Books.ROO)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.CloseFund) && (
                i == uint8(Books.LOO) ||
                i == uint8(Books.ROR)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.ListedCloseFund) && (
                i == uint8(Books.ROR)
            )) { i++; continue;}

            if (typeOfEntity == uint8(GKs.OpenFund) && (
                i == uint8(Books.LOO)
            )) { i++; continue; }

            address book = _createProxyAtLatestVersion(_docs4Book[i]);
            if (i == uint8(Books.ROS) || i == uint8(Books.ROM)) {
                IAccessControl(book).initKeepers(dk, gk);
            } else {
                IAccessControl(book).initKeepers(gk, gk);
            }
            gk.getGK().regBook(i, book);
            IOwnable(book).setNewOwner(msg.sender);
            i++;
        }
    }

}

Contents

ICashLockers.sol

contracts/center/utils/ICashLockers.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/books/UsdLockersRepo.sol";
import "../utils/MockUSDC/IUSDC.sol";

interface ICashLockers {

    struct TransferAuth{
        address from;
        address to;
        uint256 value;
        uint256 validAfter;
        uint256 validBefore;
        bytes32 nonce;
        uint8 v;
        bytes32 r;
        bytes32 s;
    }

    // #####################
    // ##  Error & Event  ##
    // #####################

    error CL_WrongInput(bytes32 reason);

    error CL_WrongState(bytes32 reason);

    event LockUsd(
        address indexed from, address indexed to, uint indexed amt, uint expireDate, bytes32 lock
    );

    event LockConsideration(
        address indexed from, address indexed to,
        uint indexed amt, uint expireDate, bytes32 lock
    );

    event UnlockUsd(
        address indexed from, address indexed to, uint indexed amt, bytes32 lock
    );

    event WithdrawUsd(address indexed from, uint indexed amt, bytes32 lock);

    // ##################
    // ##    Write     ##
    // ##################

    function lockUsd(
        TransferAuth memory auth, address to, uint expireDate, bytes32 lock
    ) external;

    function lockConsideration(
        TransferAuth memory auth, address to, uint expireDate,
        address counterLocker, bytes calldata payload, bytes32 hashLock
    ) external;

    function unlockUsd(bytes32 lock, string memory key) external;

    function withdrawUsd(bytes32 lock) external;

    //##################
    //##   Read I/O   ##
    //##################

    // function usdc() external view returns(IUSDC);

    function isLocked(bytes32 lock) external view returns(bool);

    function counterOfLockers() external view returns(uint);

    function getHeadOfLocker(bytes32 lock) external view returns(UsdLockersRepo.Head memory);

    function getLocker(bytes32 lock) external view returns(UsdLockersRepo.Locker memory);

    function getLockersList() external view returns (bytes32[] memory);

    function custodyOf(address acct) external view returns(uint);

    function totalCustody() external view returns(uint);

}

Contents

ICreateNewComp.sol

contracts/center/utils/ICreateNewComp.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../comps/common/access/IAccessControl.sol";

interface ICreateNewComp {

    event UpdateRC(address indexed newRC, address indexed updater);

    event UpdateBank(address indexed bank, address indexed owner);

    event UpdateDocs4GK(uint indexed typeOfEntity, uint indexed typeOfDoc);

    event UpdateDocs4FundKeeper(uint indexed titleOfKeeper, uint indexed typeOfDoc);

    event UpdateDocs4Keeper(uint indexed titleOfKeeper, uint indexed typeOfDoc);

    event UpdateDocs4Book(uint indexed titleOfBook, uint indexed typeOfDoc);

    function updateRC(address _rc) external;

    function updateBank(address _bank) external;

    function updateDocs4FundKeeper(uint titleOfKeeper, uint typeOfDoc) external;

    function getSeqOfDoc4FundKeeper(uint titleOfKeeper) external view returns(uint);

    function updateDocs4Keeper(uint titleOfKeeper, uint typeOfDoc) external;

    function getSeqOfDoc4Keeper(uint titleOfKeeper) external view returns(uint);

    function updateDocs4Book(uint titleOfBook, uint typeOfDoc) external;

    function getSeqOfDoc4Book(uint titleOfBook) external view returns(uint);

    function createComp(uint typeOfEntity, address dk) external;
}

Contents

IUSDC.sol

contracts/center/utils/MockUSDC/IUSDC.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../openzeppelin/token/ERC20/IERC20.sol";

// Decimal = 6
interface IUSDC is IERC20{

    event AuthorizationUsed(address indexed authorizer, bytes32 indexed nonce);

    function authorizationState(address authorizer, bytes32 nonce)
        external
        view
        returns (bool);

    // ---- Mint & Burn ----

    function mint(address to, uint amt) external;

    function burn(uint amt) external;

    // ---- TransferWithAuthorization ----

    function transferWithAuthorization(
        address from,
        address to,
        uint256 value,
        uint256 validAfter,
        uint256 validBefore,
        bytes32 nonce,
        uint8 v,
        bytes32 r,
        bytes32 s
    ) external;

}

Contents

MockUSDC.sol

contracts/center/utils/MockUSDC/MockUSDC.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IUSDC.sol";
import "../../../openzeppelin/token/ERC20/ERC20.sol";
import "../../../comps/common/access/Ownable.sol";

contract MockUSDC is IUSDC, ERC20("USD Coin", "USDC"), Ownable {

    // keccak256("TransferWithAuthorization(address from,address to,uint256 value,uint256 validAfter,uint256 validBefore,bytes32 nonce)")
    bytes32
        public constant TRANSFER_WITH_AUTHORIZATION_TYPEHASH = 0x7c7c6cdb67a18743f49ec6fa9b35f50d52ed05cbed4cc592e13b44501c1a2267;

    // USDC on ArbitrumOne EIP-712 DomainSeparator (SM Addr: 0xaf88d065e77c8cC2239327C5EDb3A432268e5831)
    // bytes32 public constant DOMAIN_SEPARATOR = 0x08d11903f8419e68b1b8721bcbe2e9fc68569122a77ef18c216f10b3b5112c78;

    // keccak256("USD Coin");
    bytes32 public constant NAME_HASH = 0x52878b207aaddbfc15ea7bebcda681eb8ccd306e2227b61cef68505c8c056341;

    // keccak256("2");
    bytes32 public constant VERSION_HASH = 0xad7c5bef027816a800da1736444fb58a807ef4c9603b7848673f7e3a68eb14a5;

    // keccak256("EIP712Domain(string name,string version,uint256 chainId,address verifyingContract)"), bytes32 public constant TYPE_HASH = 0x8b73c3c69bb8fe3d512ecc4cf759cc79239f7b179b0ffacaa9a75d522b39400f;

    function domainSeparator() public view returns (bytes32) {
        return keccak256(
            abi.encode(
                TYPE_HASH,
                NAME_HASH,
                VERSION_HASH,
                block.chainid,
                address(this)
            )
        );
    }

    // ---- Authorization ----

    mapping(address => mapping(bytes32 => bool)) private _authorizationStates;

    function authorizationState(address authorizer, bytes32 nonce)
        external
        view
        returns (bool)
    {
        return _authorizationStates[authorizer][nonce];
    }

    // #####################
    // ##  Error & Event  ##
    // #####################

    error MockUSDC_WrongInput(bytes32 reason);

    error MockUSDC_WrongState(bytes32 reason);

    // ---- Mint & Burn ----

    function mint(address to, uint amt) external onlyOwner {
        _mint(to, amt);
    }

    function burn(uint amt) external {
        _burn(msg.sender, amt);
    }

    // ---- TransferWithAuthorization ----

    function transferWithAuthorization(
        address from,
        address to,
        uint256 value,
        uint256 validAfter,
        uint256 validBefore,
        bytes32 nonce,
        uint8 v,
        bytes32 r,
        bytes32 s
    ) external {

        if(block.timestamp < validAfter) {
            revert MockUSDC_WrongInput(bytes32("MockUSDC_AuthNotValidNow"));
        }

        if(block.timestamp > validBefore) {
            revert MockUSDC_WrongInput(bytes32("MockUSDC_AuthExpired"));
        }

        if(_authorizationStates[from][nonce]) {
            revert MockUSDC_WrongInput(bytes32("MockUSDC_AuthUsedOrCanceled"));
        }

        _requireValidSignature(
            from,
            keccak256(
                abi.encode(
                    TRANSFER_WITH_AUTHORIZATION_TYPEHASH,
                    from,
                    to,
                    value,
                    validAfter,
                    validBefore,
                    nonce
                )
            ),
            v,
            r,
            s
        );

        _authorizationStates[from][nonce] = true;
        emit AuthorizationUsed(from, nonce);

        _transfer(from, to, value);
    }

    function _requireValidSignature(
        address signer,
        bytes32 dataHash,
        uint8 v,
        bytes32 r,
        bytes32 s
    ) private view {
        if(
            !_isValidSignatureNow(
                signer,
                _toTypedDataHash(dataHash),
                v,
                r,
                s
            )
        ) {
            revert MockUSDC_WrongState(bytes32("MockUSDC_InvalidSignature"));
        }
    }

    function _toTypedDataHash(bytes32 structHash)
        internal
        view
        returns (bytes32 digest)
    {
        bytes32 separator = domainSeparator();
        assembly {
            let ptr := mload(0x40)
            mstore(ptr, "\x19\x01")
            mstore(add(ptr, 0x02), separator)
            mstore(add(ptr, 0x22), structHash)
            digest := keccak256(ptr, 0x42)
        }
    }

    function _isValidSignatureNow(
        address signer,
        bytes32 digest,
        uint8 v,
        bytes32 r,
        bytes32 s
    ) private view returns (bool) {
        if (!_isContract(signer)) {
            return _recover(digest, v, r, s) == signer;
        }
        return false;
    }

    function _isContract(address addr) private view returns (bool) {
        uint256 size;
        assembly {
            size := extcodesize(addr)
        }
        return size > 0;
    }

    function _recover(
        bytes32 digest,
        uint8 v,
        bytes32 r,
        bytes32 s
    ) private pure returns (address) {
        if (
            uint256(s) >
            0x7FFFFFFFFFFFFFFFFFFFFFFFFFFFFFFF5D576E7357A4501DDFE92F46681B20A0
        ) {
            revert MockUSDC_WrongState(bytes32("MockUSDC_InvalidSValue"));
        }

        if (v != 27 && v != 28) {
            revert MockUSDC_WrongState(bytes32("MockUSDC_InvalidVValue"));
        }

        address signer = ecrecover(digest, v, r, s);
        if (signer == address(0)) {
            revert MockUSDC_WrongState(bytes32("MockUSDC_ZeroSig"));
        }

        return signer;
    }

}

Contents

UsdFuelTank.sol

contracts/center/utils/UsdFuelTank.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

// import "../access/Ownable.sol";
import "../../openzeppelin/proxy/utils/Initializable.sol";
import "../../openzeppelin/proxy/utils/UUPSUpgradeable.sol";

import "../../openzeppelin/utils/Address.sol";
import "../../comps/books/cashier/ICashier.sol";
import "../../lib/InterfacesHub.sol";

/// @title UsdFuelTank
/// @notice Accepts USDC authorization via Cashier and dispenses CBP at a fixed rate.
/// @dev `rate` is the USDC smallest-unit amount per 1e18 CBP.
contract UsdFuelTank is Initializable, UUPSUpgradeable {
  using InterfacesHub for address;
  using Address for address;

  /// @notice RegCenter address for access control and bookkeeping.
  address public rc;
  /// @notice Cashier contract that pulls USDC using off-chain authorization.
  address public cashier;
  /// @notice USDC-per-1e18-CBP exchange rate (USDC in smallest units).
  uint public rate;
  /// @notice Total CBP dispensed by this contract.
  uint public sum;

  // ==== UUPSUpgradable ====

  uint[50] private __gap;

  function initialize(
    address cashier_, address rc_
  ) external initializer {
    if (rc_ == address(0))
      revert UFT_WrongInput(bytes32("UFT_ZeroRC"));

    cashier = cashier_;
    rc = rc_;
  }

  function _authorizeUpgrade(address newImplementation) internal override onlyOwner {}

  function getImplementation() external view returns (address) {
      return _getImplementation();
  }

  /// @notice Upgrade implementation via UUPS and register the upgrade in RegCenter.
  /// @param newImplementation New implementation address.
  function upgradeTankTo(address newImplementation) external onlyProxy onlyKeeper {
    upgradeTo(newImplementation);
    rc.getRC().upgradeDoc(newImplementation);
  }

  // #########################
  // ##  Modifier & Errors  ##
  // #########################

  error UFT_WrongInput(bytes32 reason);

  error UFT_WrongParty(bytes32 reason);

  error UFT_WrongState(bytes32 reason);

  modifier onlyOwner {
    if (msg.sender != rc.getRC().getOwner()) {
      revert UFT_WrongParty(bytes32("UFT_NotOwner"));
    }
    _;
  }

  modifier onlyKeeper {
    if (msg.sender != rc.getRC().getBookeeper()) {
      revert UFT_WrongParty(bytes32("UFT_NotKeeper"));
    }
    _;
  }

  // ##############
  // ##  Events  ##
  // ##############

  /// @notice Emitted when RegCenter address is updated.
  /// @param newCenter New RegCenter address.
  event SetRegCenter(address indexed newCenter);

  /// @notice Emitted when Cashier address is updated.
  /// @param newCashier New Cashier address.
  event SetCashier(address indexed newCashier);

  /// @notice Emitted when rate is updated.
  /// @param newRate New USDC-per-1e18-CBP rate.
  event SetRate(uint indexed newRate);

  /// @notice Emitted on successful refuel.
  /// @param buyer CBP recipient.
  /// @param amtOfUSDC USDC amount charged (smallest units).
  /// @param amtOfCbp CBP amount dispensed (18 decimals).
  event Refuel(address indexed buyer, uint indexed amtOfUSDC, uint indexed amtOfCbp);

  /// @notice Emitted when owner withdraws CBP reserve.
  /// @param owner Owner address.
  /// @param amt CBP amount withdrawn.
  event WithdrawFuel(address indexed owner, uint indexed amt);

  // ##################
  // ##  Write I/O   ##
  // ##################

  /// @notice Set RegCenter contract.
  /// @param newCenter RegCenter address (non-zero, must be a contract).
  function setRegCenter(address newCenter) external onlyKeeper {
    if (newCenter == address(0))
       revert UFT_WrongInput(bytes32("UFT_ZeroRC"));
    if (!newCenter.isContract())
        revert UFT_WrongInput(bytes32("UFT_RCNotContract"));

    rc = newCenter;

    emit SetRegCenter(newCenter);
  }

  /// @notice Set Cashier contract.
  /// @param newCashier Cashier address (non-zero, must be a contract).
  function setCashier(address newCashier) external onlyKeeper {
    if (newCashier == address(0))
        revert UFT_WrongInput(bytes32("UFT_ZeroCashier"));
    if (!newCashier.isContract())
        revert UFT_WrongInput(bytes32("UFT_CashierNotContract"));
    cashier = newCashier;
    emit SetCashier(newCashier);
  }

  /// @notice Set USDC-per-1e18-CBP rate.
  /// @param newRate New rate (must be > 0).
  function setRate(uint newRate) external onlyKeeper {
    if (newRate == 0)
        revert UFT_WrongInput(bytes32("UFT_ZeroRate"));
    rate = newRate;
    emit SetRate(newRate);
  }

  function takeBackKeys (address target) external onlyKeeper {
      IAccessControl(target).setDirectKeeper(msg.sender);
  }

  /// @notice Pull USDC via Cashier authorization and transfer CBP to caller.
  /// @param auth USDC authorization (EIP-3009 style) for Cashier to collect.
  /// @param amt CBP amount requested (18 decimals). If zero, it is derived from auth.value.
  function refuel(ICashier.TransferAuth memory auth, uint amt) external {
    uint balance = 0;
    if (amt == 0) {
      amt = auth.value * 10 ** 18 / rate ;
    } else {
      if (auth.value < (rate * amt / 10 ** 18)) {
        revert UFT_WrongInput(bytes32("UFT_InsufficientUSDC"));
      }
      balance = auth.value - (rate * amt / 10 ** 18);
    }

    if (amt > 0 && rc.getRC().balanceOf(address(this)) >= amt) {
      sum += amt;
      emit Refuel (msg.sender, auth.value - balance, amt);
      //remark: bytes("CollectUSDCForRefuelCBP")
      ICashier(cashier).collectUsd(auth,
        bytes32(0x436f6c6c65637455534443466f7252656675656c434250000000000000000000));
      if (!rc.getRC().transfer(msg.sender, amt)) {
        revert UFT_WrongState(bytes32("UFT_CBPTransferFailed"));
      } else if (balance > 0) {
        uint temp = balance;
        balance = 0;
        //remark: bytes("RefundBalanceUSDCForRefuelCBP")
        ICashier(cashier).transferUsd(auth.from, temp,
          bytes32(0x526566756e6442616c616e636555534443466f7252656675656c434250000000));
      }
    } else revert UFT_WrongState(bytes32("UFT_ShortOfCBPReserve"));

  }

  /// @notice Withdraw CBP reserve to owner.
  /// @param amt CBP amount to withdraw.
  function withdrawFuel(uint amt) external onlyOwner {
    if (rc.getRC().balanceOf(address(this)) >= amt) {
        emit WithdrawFuel(msg.sender, amt);
        if (!rc.getRC().transfer(msg.sender, amt)) {
          revert UFT_WrongState(bytes32("UFT_CBPTransferFailed"));
        }
    } else revert UFT_WrongState(bytes32("UFT_ShortOfCBPReserve"));
  }

}

Contents

Cashier.sol

contracts/comps/books/cashier/Cashier.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./ICashier.sol";

import "../../../lib/utils/RoyaltyCharge.sol";
import "../../common/access/AccessControl.sol";

contract Cashier is ICashier, AccessControl {
    using RulesParser for bytes32;
    using WaterfallsRepo for WaterfallsRepo.Repo;
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // Custody balances by external account address (escrowed USD).
    mapping(address => uint) private _coffers;
    // Deposit balances by internal user number (pending pickups).
    mapping(uint => uint) private _lockers;

    // Waterfall distribution repository and accounting state.
    WaterfallsRepo.Repo private _rivers;

    // ==== UUPSUpgradable ====
    uint256[50] private __gap;

    //###############
    //##   Write   ##
    //###############

    // Pull USD from `auth.from` into this contract using authorization data.
    // `auth` carries the EIP-3009 style authorization parameters.
    function _transferWithAuthorization(TransferAuth memory auth) private {
        _gk.getBank().transferWithAuthorization(
            auth.from,
            address(this),
            auth.value,
            auth.validAfter,
            auth.validBefore,
            auth.nonce,
            auth.v,
            auth.r,
            auth.s
        );
    }

    function initClass(
        uint class, uint principal
    ) external onlyKeeper {
        WaterfallsRepo.Drop memory info =
            _rivers.initClass(class, principal * 100);
        emit InitClass(class, principal, info.distrDate);
    }

    function redeemClass(
        uint class, uint principal
    ) external onlyKeeper {
        _rivers.redeemClass(class, principal * 100);
        emit RedeemClass(class, principal);
    }

    function collectUsd(
        TransferAuth memory auth, bytes32 remark
    ) external onlyKeeper {
        _transferWithAuthorization(auth);
        emit ReceiveUsd(auth.from, auth.value, remark);
    }

    function forwardUsd(
        TransferAuth memory auth, address to, bytes32 remark
    ) external onlyKeeper{
        _transferWithAuthorization(auth);
        emit ForwardUsd(auth.from, to, auth.value, remark);

        if (!_gk.getBank().transfer(to, auth.value)) {
            revert Cashier_TransferFailed(bytes32("Cashier_TransferFailed"));
        }
    }

    function custodyUsd(
        TransferAuth memory auth, bytes32 remark
    ) external onlyKeeper {
        _transferWithAuthorization(auth);
        _coffers[auth.from] += auth.value;
        _coffers[address(0)] += auth.value;

        emit CustodyUsd(auth.from, auth.value, remark);
    }

    function releaseUsd(
        address from, address to, uint amt, bytes32 remark
    ) external onlyKeeper {
        if(_coffers[from] < amt) {
            revert Cashier_Overflow("Cashier_InsufficientAmt");
        }

        _coffers[from] -= amt;
        _coffers[address(0)] -= amt;

        emit ReleaseUsd(from, to, amt, remark);

        if (!_gk.getBank().transfer(to, amt)) {
            revert Cashier_TransferFailed(bytes32("Cashier_TransferFailed"));
        }
    }

    function transferUsd(
        address to, uint amt, bytes32 remark
    ) external onlyKeeper {

        if (balanceOfComp() < amt) {
            revert Cashier_Overflow(bytes32("Cashier_InsufficientAmt"));
        }

        emit TransferUsd(to, amt, remark);

        if (!_gk.getBank().transfer(to, amt)) {
            revert Cashier_TransferFailed(bytes32("Cashier_TransferFailed"));
        }
    }

    // ==== Distribution ====

    function distrProfits(uint amt, uint seqOfDR) external onlyKeeper returns(
        WaterfallsRepo.Drop[] memory mlist
    ){

        if (balanceOfComp() < amt) {
            revert Cashier_Overflow(bytes32("Cashier_InsufficientAmt"));
        }

        RulesParser.DistrRule memory rule =
            _gk.getSHA().getRule(seqOfDR).DistrRuleParser();

        IRegisterOfMembers _rom = _gk.getROM();

        IRegisterOfShares _ros = _gk.getROS();
        WaterfallsRepo.Drop memory drop;

        if ( rule.typeOfDistr == uint8(RulesParser.TypeOfDistr.ProRata)) {
            (drop, mlist, ) = _rivers.proRataDistr(amt, _rom, _ros, false);
        } else if (rule.typeOfDistr == uint8(RulesParser.TypeOfDistr.IntFront)) {
            (drop, mlist, ) = _rivers.intFrontDistr(amt, _ros, rule);
        } else revert Cashier_WrongState(bytes32("Cashier_WrongTypeOfDistr"));

        emit DistrProfits(amt, seqOfDR, drop.seqOfDistr);
        _distrUsd(mlist, bytes32("DistrProfits"));
    }

    // Book each distribution drop as a deposit for the member.
    // `mlist` is the list of drops to deposit; `remark` tags the ledger entry.
    function _distrUsd(WaterfallsRepo.Drop[] memory mlist, bytes32 remark) private {
        uint len = mlist.length;
        while (len > 0) {
            WaterfallsRepo.Drop memory drop = mlist[len-1];
            _depositUsd(drop.member, drop.income + drop.principal, remark);
            len--;
        }
    }

    function distrIncome(uint amt, uint seqOfDR, uint fundManager) external onlyKeeper
        returns(WaterfallsRepo.Drop[] memory mlist, WaterfallsRepo.Drop[] memory slist){

        if (balanceOfComp() < amt) {
            revert Cashier_Overflow(bytes32("Cashier_ShortOfAmt"));
        }

        RulesParser.DistrRule memory rule =
            _gk.getSHA().getRule(seqOfDR).DistrRuleParser();

        IRegisterOfMembers _rom = _gk.getROM();
        IRegisterOfShares _ros = _gk.getROS();
        WaterfallsRepo.Drop memory drop;

        if ( rule.typeOfDistr == uint8(RulesParser.TypeOfDistr.ProRata)) {
            (drop, mlist, slist) = _rivers.proRataDistr(amt, _rom, _ros, true);
        } else if (rule.typeOfDistr == uint8(RulesParser.TypeOfDistr.IntFront)) {
            (drop, mlist, slist) = _rivers.intFrontDistr(amt, _ros, rule);
        } else if (rule.typeOfDistr == uint8(RulesParser.TypeOfDistr.PrinFront)) {
            (drop, mlist, slist) = _rivers.prinFrontDistr(amt, _ros, rule);
        } else if (rule.typeOfDistr == uint8(RulesParser.TypeOfDistr.HuddleCarry)) {
            (drop, mlist, slist) = _rivers.hurdleCarryDistr(amt, _ros, rule, fundManager);
        } else revert Cashier_WrongState(bytes32("Cashier_WrongTypeOfDistr"));

        emit DistrIncome(amt, seqOfDR, fundManager, drop.seqOfDistr);

        _distrUsd(mlist, bytes32("DistrIncome"));
    }

    function depositUsd(uint amt, uint user, bytes32 remark) external onlyKeeper{
        if (balanceOfComp() < amt) {
            revert Cashier_Overflow(bytes32("Cashier_ShortOfAmt"));
        }

        _depositUsd(user, amt, remark);
    }

    // Credit `amt` USD to the internal deposit locker of `payee`.
    // `remark` is an accounting tag for the deposit event.
    function _depositUsd(uint payee, uint amt, bytes32 remark) private {
        if (payee == 0) {
            revert Cashier_WrongParty(bytes32("Cashier_ZeroPayee"));
        }

        emit DepositUsd(amt, payee, remark);

        _lockers[payee] += amt;
        _lockers[0] += amt;
    }

    // ==== Pickup Deposit ====

    function pickupUsd() external {

        uint caller = msg.sender.msgSender(0xa019f9ef, 1, 18000);
        uint value = _lockers[caller];

        if (value > 0) {

            _lockers[caller] = 0;
            _lockers[0] -= value;

            emit PickupUsd(msg.sender, caller, value);

            if (!_gk.getBank().transfer(msg.sender, value)) {
                revert Cashier_TransferFailed(bytes32("Cashier_TransferFailed"));
            }

        } else revert Cashier_Overflow(bytes32("Cashier_NoBalance"));
    }

    //##################
    //##   Read I/O   ##
    //##################

    function custodyOf(address acct) external view returns(uint) {
        return _coffers[acct];
    }

    function totalEscrow() external view returns(uint) {
        return _coffers[address(0)];
    }

    function totalDeposits() external view returns(uint) {
        return _lockers[0];
    }

    function depositOfMine(uint user) external view returns(uint) {
        return _lockers[user];
    }

    function balanceOfComp() public view returns(uint) {
        uint amt = _gk.getBank().balanceOf(address(this));
        return amt - _coffers[address(0)] - _lockers[0];
    }

    // ==== Waterfalls Distribution ====

    // ---- Drop ----

    function getDrop(
        uint seqOfDistr, uint member, uint class, uint seqOfShare
    ) external view returns(WaterfallsRepo.Drop memory drop) {
        drop = _rivers.getDrop(seqOfDistr, member, class, seqOfShare);
    }

    // ---- Flow ----

    function getFlowInfo(
        uint seqOfDistr, uint member, uint class
    ) external view returns(WaterfallsRepo.Drop memory info) {
        info = _rivers.getFlowInfo(seqOfDistr, member, class);
    }

    function getDropsOfFlow(
        uint seqOfDistr, uint member, uint class
    ) external view returns(WaterfallsRepo.Drop[] memory list) {
        list = _rivers.getDropsOfFlow(seqOfDistr, member, class);
    }

    // ---- Creek ----

    function getCreekInfo(
        uint seqOfDistr, uint member
    ) external view returns(WaterfallsRepo.Drop memory info) {
        info = _rivers.getCreekInfo(seqOfDistr, member);
    }

    function getDropsOfCreek(
        uint seqOfDistr, uint member
    ) external view returns(WaterfallsRepo.Drop[] memory list) {
        list = _rivers.getDropsOfCreek(seqOfDistr, member);
    }

    // ---- Stream ----

    function getStreamInfo(
        uint seqOfDistr
    ) external view returns(WaterfallsRepo.Drop memory info) {
        info = _rivers.getStreamInfo(seqOfDistr);
    }

    function getCreeksOfStream(
        uint seqOfDistr
    ) external view returns(WaterfallsRepo.Drop[] memory list) {
        list = _rivers.getCreeksOfStream(seqOfDistr);
    }

    function getDropsOfStream(
        uint seqOfDistr
    ) external view returns(WaterfallsRepo.Drop[] memory list) {
        list = _rivers.getDropsOfStream(seqOfDistr);
    }

    // ---- Member ----

    function getPoolInfo(
        uint member, uint class
    ) external view returns(WaterfallsRepo.Drop memory drop) {
        drop =
            _rivers.getPoolInfo(member, class);
    }

    function getLakeInfo(
        uint member
    ) external view returns(WaterfallsRepo.Drop memory drop) {
        drop =
            _rivers.getLakeInfo(member);
    }

    // ==== Waterfalls Class ====

    function getInitSeaInfo(
        uint class
    ) external view returns(WaterfallsRepo.Drop memory info) {
        info = _rivers.getInitSeaInfo(class);
    }

    function getSeaInfo(
        uint class
    ) external view returns(WaterfallsRepo.Drop memory info) {
        info = _rivers.getSeaInfo(class);
    }

    function getGulfInfo(
        uint class
    ) external view returns(WaterfallsRepo.Drop memory info) {
        info = _rivers.getGulfInfo(class);
    }

    function getIslandInfo(
        uint class, uint seqOfDistr
    ) external view returns(WaterfallsRepo.Drop memory info) {
        info = _rivers.getIslandInfo(class, seqOfDistr);
    }

    function getListOfClasses() external view returns(
        uint[] memory list
    ) {
        list = _rivers.getListOfClasses();
    }

    function getAllSeasInfo() external view returns(
        WaterfallsRepo.Drop[] memory list
    ) {
        list = _rivers.getAllSeasInfo();
    }

    // ==== Waterfalls Sum ====

    function getOceanInfo() external view returns(
        WaterfallsRepo.Drop memory info
    ) {
        info = _rivers.getOceanInfo();
    }

}

Contents

ICashier.sol

contracts/comps/books/cashier/ICashier.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../center/utils/MockUSDC/IUSDC.sol";

import "../../../lib/books/RulesParser.sol";
import "../../../lib/books/WaterfallsRepo.sol";
import "../../../lib/InterfacesHub.sol";

/// @title ICashier
/// @notice Cashier interface for USDC custody, transfers, and waterfall distributions.
interface ICashier {

    struct TransferAuth{
        address from;
        address to;
        uint256 value;
        uint256 validAfter;
        uint256 validBefore;
        bytes32 nonce;
        uint8 v;
        bytes32 r;
        bytes32 s;
    }

    //######################
    //##   Error & Event  ##
    //######################

    error Cashier_WrongParty(bytes32 reason);

    error Cashier_WrongState(bytes32 reason);

    error Cashier_Overflow(bytes32 reason);

    error Cashier_TransferFailed(bytes32 reason);

    /// @notice Emitted when USDC is received into the contract.
    /// @param from Sender address.
    /// @param amt Amount in smallest unit.
    /// @param remark Business remark.
    event ReceiveUsd(address indexed from, uint indexed amt, bytes32 indexed remark);

    /// @notice Emitted when USDC is forwarded from one address to another.
    /// @param from Sender address.
    /// @param to Recipient address.
    /// @param amt Amount in smallest unit.
    /// @param remark Business remark.
    event ForwardUsd(address indexed from, address indexed to, uint indexed amt, bytes32 remark);

    /// @notice Emitted when USDC is moved into custody ledger.
    /// @param from Sender address.
    /// @param amt Amount in smallest unit.
    /// @param remark Business remark.
    event CustodyUsd(address indexed from, uint indexed amt, bytes32 indexed remark);

    /// @notice Emitted when USDC is released from custody to a recipient.
    /// @param from Custody owner.
    /// @param to Recipient address.
    /// @param amt Amount in smallest unit.
    /// @param remark Business remark.
    event ReleaseUsd(address indexed from, address indexed to, uint indexed amt, bytes32 remark);

    /// @notice Emitted when USDC is transferred from contract balance.
    /// @param to Recipient address.
    /// @param amt Amount in smallest unit.
    /// @param remark Business remark.
    event TransferUsd(address indexed to, uint indexed amt, bytes32 indexed remark);

    /// @notice Emitted when a waterfall class is initialized.
    /// @param class Share class id.
    /// @param principal Principal amount.
    /// @param initDate Initialization date (timestamp).
    event InitClass(uint indexed class, uint indexed principal, uint indexed initDate);

    /// @notice Emitted when principal is redeemed for a class.
    /// @param class Share class id.
    /// @param principal Principal amount.
    event RedeemClass(uint indexed class, uint indexed principal);

    /// @notice Emitted when profits are distributed.
    /// @param amt Distribution amount.
    /// @param seqOfDR Distribution rule sequence.
    /// @param seqOfDistr Distribution sequence.
    event DistrProfits(uint indexed amt, uint indexed seqOfDR, uint indexed seqOfDistr);

    /// @notice Emitted when income is distributed.
    /// @param amt Distribution amount.
    /// @param seqOfDR Distribution rule sequence.
    /// @param fundManager Fund manager user number.
    /// @param seqOfDistr Distribution sequence.
    event DistrIncome(uint indexed amt, uint indexed seqOfDR, uint fundManager, uint indexed seqOfDistr);

    /// @notice Emitted when a user deposit is recorded.
    /// @param amt Amount in smallest unit.
    /// @param user User number.
    /// @param remark Business remark.
    event DepositUsd(uint indexed amt, uint indexed user, bytes32 indexed remark);

    /// @notice Emitted when a user picks up USDC.
    /// @param msgSender Message sender.
    /// @param caller Caller user number.
    /// @param value Amount in smallest unit.
    event PickupUsd(address indexed msgSender, uint indexed caller, uint indexed value);

    //###############
    //##   Write   ##
    //###############

    /// @notice Collect USDC from `auth.from` into custody.
    /// @param auth Transfer authorization (EIP-3009 style).
    /// @param remark Business remark.
    function collectUsd(TransferAuth memory auth, bytes32 remark) external;

    /// @notice Forward USDC from `auth.from` to `to`.
    /// @param auth Transfer authorization.
    /// @param to Recipient address.
    /// @param remark Business remark.
    function forwardUsd(TransferAuth memory auth, address to, bytes32 remark) external;

    /// @notice Add USDC into custody ledger using authorization.
    /// @param auth Transfer authorization.
    /// @param remark Business remark.
    function custodyUsd(TransferAuth memory auth, bytes32 remark) external;

    /// @notice Release USDC from custody to a recipient.
    /// @param from Custody owner.
    /// @param to Recipient address.
    /// @param amt Amount in USDC smallest unit.
    /// @param remark Business remark.
    function releaseUsd(address from, address to, uint amt, bytes32 remark) external;

    /// @notice Transfer USDC from contract balance to recipient.
    /// @param to Recipient address.
    /// @param amt Amount in USDC smallest unit.
    /// @param remark Business remark.
    function transferUsd(address to, uint amt, bytes32 remark) external;

    /// @notice Initialize waterfall class with principal.
    /// @param class Share class id.
    /// @param principal Principal amount.
    function initClass(uint class, uint principal) external;

    /// @notice Redeem principal for a class.
    /// @param class Share class id.
    /// @param principal Principal amount.
    function redeemClass(uint class, uint principal) external;

    /// @notice Distribute profits by waterfall rule.
    /// @param amt Amount in USDC smallest unit.
    /// @param seqOfDR Distribution rule sequence.
    /// @return mlist Member drops list.
    function distrProfits(uint amt, uint seqOfDR) external returns(
        WaterfallsRepo.Drop[] memory mlist
    );

    /// @notice Distribute income with manager carry.
    /// @param amt Amount in USDC smallest unit.
    /// @param seqOfDR Distribution rule sequence.
    /// @param para Extra parameter (e.g., fundManager id).
    /// @return mlist Member drops list.
    /// @return slist Share drops list.
    function distrIncome(uint amt, uint seqOfDR, uint para) external returns(
        WaterfallsRepo.Drop[] memory mlist, WaterfallsRepo.Drop[] memory slist
    );

    /// @notice Deposit USDC into user escrow.
    /// @param amt Amount in USDC smallest unit.
    /// @param user User number.
    /// @param remark Business remark.
    function depositUsd(uint amt, uint user, bytes32 remark) external;

    /// @notice Withdraw caller's escrow balance.
    function pickupUsd() external;

    //##################
    //##   Read I/O   ##
    //##################

    /// @notice Get custody balance of an address.
    /// @param acct Account address.
    /// @return Balance in USDC smallest unit.
    function custodyOf(address acct) external view returns(uint);

    /// @notice Get total escrowed amount.
    /// @return Total escrow in USDC smallest unit.
    function totalEscrow() external view returns(uint);

    /// @notice Get total deposits amount.
    /// @return Total deposits in USDC smallest unit.
    function totalDeposits() external view returns(uint);

    /// @notice Get deposit of a user.
    /// @param user User number.
    /// @return Deposit in USDC smallest unit.
    function depositOfMine(uint user) external view returns(uint);

    /// @notice Get contract USDC balance.
    /// @return Balance in USDC smallest unit.
    function balanceOfComp() external view returns(uint);

    // ==== Waterfalls Distribution ====

    // ---- Drop ----

    /// @notice Get a specific drop by path.
    /// @param seqOfDistr Distribution sequence.
    /// @param member Member user number.
    /// @param class Share class id.
    /// @param seqOfShare Share sequence.
    /// @return drop Drop record.
    function getDrop(
        uint seqOfDistr, uint member, uint class, uint seqOfShare
    ) external view returns(WaterfallsRepo.Drop memory drop);

    // ---- Flow ----

    /// @notice Get flow summary info.
    /// @param seqOfDistr Distribution sequence.
    /// @param member Member user number.
    /// @param class Share class id.
    /// @return info Flow summary drop.
    function getFlowInfo(
        uint seqOfDistr, uint member, uint class
    ) external view returns(WaterfallsRepo.Drop memory info);

    /// @notice Get drops in a flow.
    /// @param seqOfDistr Distribution sequence.
    /// @param member Member user number.
    /// @param class Share class id.
    /// @return list Drop list.
    function getDropsOfFlow(
        uint seqOfDistr, uint member, uint class
    ) external view returns(WaterfallsRepo.Drop[] memory list);

    // ---- Creek ----

    /// @notice Get creek summary info.
    /// @param seqOfDistr Distribution sequence.
    /// @param member Member user number.
    /// @return info Creek summary drop.
    function getCreekInfo(
        uint seqOfDistr, uint member
    ) external view returns(WaterfallsRepo.Drop memory info);

    /// @notice Get drops in a creek.
    /// @param seqOfDistr Distribution sequence.
    /// @param member Member user number.
    /// @return list Drop list.
    function getDropsOfCreek(
        uint seqOfDistr, uint member
    ) external view returns(WaterfallsRepo.Drop[] memory list);

    // ---- Stream ----

    /// @notice Get stream summary info.
    /// @param seqOfDistr Distribution sequence.
    /// @return info Stream summary drop.
    function getStreamInfo(
        uint seqOfDistr
    ) external view returns(WaterfallsRepo.Drop memory info);

    /// @notice Get creeks in a stream.
    /// @param seqOfDistr Distribution sequence.
    /// @return list Creek drops list.
    function getCreeksOfStream(
        uint seqOfDistr
    ) external view returns(WaterfallsRepo.Drop[] memory list);

    /// @notice Get all drops in a stream.
    /// @param seqOfDistr Distribution sequence.
    /// @return list Drop list.
    function getDropsOfStream(
        uint seqOfDistr
    ) external view returns(WaterfallsRepo.Drop[] memory list);

    // ==== Waterfalls Member ====

    /// @notice Get pool info for member/class.
    /// @param member Member user number.
    /// @param class Share class id.
    /// @return drop Pool info.
    function getPoolInfo(
        uint member, uint class
    ) external view returns(WaterfallsRepo.Drop memory drop);

    /// @notice Get lake info for member.
    /// @param member Member user number.
    /// @return drop Lake info.
    function getLakeInfo(
        uint member
    ) external view returns(WaterfallsRepo.Drop memory drop);

    // ==== Waterfalls Class ====

    /// @notice Get initial sea info for class.
    /// @param class Share class id.
    /// @return info Sea info.
    function getInitSeaInfo(
        uint class
    ) external view returns(WaterfallsRepo.Drop memory info);

    /// @notice Get sea info for class.
    /// @param class Share class id.
    /// @return info Sea info.
    function getSeaInfo(
        uint class
    ) external view returns(WaterfallsRepo.Drop memory info);

    /// @notice Get gulf info for class.
    /// @param class Share class id.
    /// @return info Gulf info.
    function getGulfInfo(
        uint class
    ) external view returns(WaterfallsRepo.Drop memory info);

    /// @notice Get island info for class and distribution.
    /// @param class Share class id.
    /// @param seqOfDistr Distribution sequence.
    /// @return info Island info.
    function getIslandInfo(
        uint class, uint seqOfDistr
    ) external view returns(WaterfallsRepo.Drop memory info);

    /// @notice Get list of classes in waterfall.
    /// @return list Class ids.
    function getListOfClasses() external view returns(uint[] memory list);

    /// @notice Get sea info list for all classes.
    /// @return list Sea info list.
    function getAllSeasInfo() external view returns(
        WaterfallsRepo.Drop[] memory list
    );

    // ==== Waterfalls Sum ====

    /// @notice Get ocean summary info.
    /// @return info Ocean info.
    function getOceanInfo() external view returns(
        WaterfallsRepo.Drop memory info
    );

}

Contents

IListOfOrders.sol

contracts/comps/books/loo/IListOfOrders.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../lib/books/UsdOrdersRepo.sol";
import "../../../lib/books/GoldChain.sol";
import "../../../lib/books/InvestorsRepo.sol";
import "../../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title IListOfOrders
/// @notice Order book interface for USD orders and matching results.
interface IListOfOrders {

    //################
    //##   Events   ##
    //################

    /// @notice Emitted when a new order is placed.
    /// @param fromSn From-order serial number.
    /// @param toSn To-order serial number.
    /// @param qtySn Quantity serial number.
    /// @param isOffer True for offer, false for bid.
    event OrderPlaced(bytes32 indexed fromSn, bytes32 indexed toSn, bytes32 indexed qtySn, bool isOffer);

    /// @notice Emitted when an order is withdrawn.
    /// @param head Order head serial number.
    /// @param body Order body serial number.
    /// @param isOffer True for offer, false for bid.
    event OrderWithdrawn(bytes32 indexed head, bytes32 indexed body, bool indexed isOffer);

    /// @notice Emitted when a deal is closed from matching orders.
    /// @param fromSn From-order serial number.
    /// @param toSn To-order serial number.
    /// @param qtySn Quantity serial number.
    /// @param consideration Deal consideration.
    event DealClosed(bytes32 indexed fromSn, bytes32 indexed toSn, bytes32 qtySn, uint indexed consideration);

    /// @notice Emitted when an order expires.
    /// @param head Order head serial number.
    /// @param body Order body serial number.
    /// @param isOffer True for offer, false for bid.
    event OrderExpired(bytes32 indexed head, bytes32 indexed body, bool indexed isOffer);

    //#################
    //##  Write I/O  ##
    //#################

    /// @notice Match and/or place a sell offer.
    /// @param input Offer data.
    /// @param execHours Expiration in hours.
    /// @return deals Matched deals.
    /// @return lenOfDeals Number of valid deals.
    /// @return expired Expired orders.
    /// @return lenOfExpired Number of expired orders.
    /// @return offer Remaining offer.
    function placeSellOrder(
        UsdOrdersRepo.Deal memory input,
        uint execHours
    ) external returns(
        UsdOrdersRepo.Deal[] memory deals,
        uint lenOfDeals,
        GoldChain.Order[] memory expired,
        uint lenOfExpired,
        UsdOrdersRepo.Deal memory offer
    );

    /// @notice Match and/or place a buy bid.
    /// @param input Bid data.
    /// @param execHours Expiration in hours.
    /// @return deals Matched deals.
    /// @return lenOfDeals Number of valid deals.
    /// @return expired Expired orders.
    /// @return lenOfExpired Number of expired orders.
    /// @return bid Remaining bid.
    function placeBuyOrder(
        UsdOrdersRepo.Deal memory input,
        uint execHours
    ) external returns (
        UsdOrdersRepo.Deal[] memory deals,
        uint lenOfDeals,
        GoldChain.Order[] memory expired,
        uint lenOfExpired,
        UsdOrdersRepo.Deal memory bid
    );

    /// @notice Withdraw an order.
    /// @param classOfShare Share class id.
    /// @param seqOfOrder Order sequence.
    /// @param isOffer True for offer book.
    /// @return order Removed order.
    function withdrawOrder(
        uint classOfShare,
        uint seqOfOrder,
        bool isOffer
    ) external returns(GoldChain.Order memory order);

    //################
    //##  Read I/O ##
    //################

    // ==== Deals ====

    /// @notice Get order counter.
    /// @param classOfShare Share class id.
    /// @param isOffer True for offer book.
    /// @return Counter value.
    function counterOfOrders(
        uint classOfShare, bool isOffer
    ) external view returns (uint32);

    /// @notice Get head order id.
    /// @param classOfShare Share class id.
    /// @param isOffer True for offer book.
    /// @return Order id.
    function headOfList(
        uint classOfShare, bool isOffer
    ) external view returns (uint32);

    /// @notice Get tail order id.
    /// @param classOfShare Share class id.
    /// @param isOffer True for offer book.
    /// @return Order id.
    function tailOfList(
        uint classOfShare, bool isOffer
    ) external view returns (uint32);

    /// @notice Get order list length.
    /// @param classOfShare Share class id.
    /// @param isOffer True for offer book.
    /// @return Length.
    function lengthOfList(
        uint classOfShare, bool isOffer
    ) external view returns (uint);

    /// @notice Get order sequence list.
    /// @param classOfShare Share class id.
    /// @param isOffer True for offer book.
    /// @return Order ids.
    function getSeqList(
        uint classOfShare, bool isOffer
    ) external view returns (uint[] memory);

    // ==== Order ====

    /// @notice Check whether an order exists.
    /// @param classOfShare Share class id.
    /// @param seqOfOrder Order sequence.
    /// @param isOffer True for offer book.
    /// @return True if exists.
    function isOrder(
        uint classOfShare, uint seqOfOrder, bool isOffer
    ) external view returns (bool);

    /// @notice Get order by sequence.
    /// @param classOfShare Share class id.
    /// @param seqOfOrder Order sequence.
    /// @param isOffer True for offer book.
    /// @return Order record.
    function getOrder(
        uint classOfShare, uint seqOfOrder, bool isOffer
    ) external view returns (GoldChain.Order memory);

    /// @notice Get all orders in a book.
    /// @param classOfShare Share class id.
    /// @param isOffer True for offer book.
    /// @return Order list.
    function getOrders(
        uint classOfShare, bool isOffer
    ) external view returns (GoldChain.Order[] memory);

    // ==== Class ====

    /// @notice Check whether a class exists in LOO.
    /// @param classOfShare Share class id.
    /// @return True if listed.
    function isClass(uint classOfShare) external view returns(bool);

    /// @notice Get list of listed classes.
    /// @return Class ids.
    function getClassesList() external view returns(uint[] memory);
}

Contents

ListOfOrders.sol

contracts/comps/books/loo/ListOfOrders.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IListOfOrders.sol";
import "../../common/access/AccessControl.sol";

contract ListOfOrders is IListOfOrders, AccessControl {
    using UsdOrdersRepo for UsdOrdersRepo.Repo;
    using UsdOrdersRepo for UsdOrdersRepo.Deal;
    using GoldChain for GoldChain.Chain;
    using GoldChain for GoldChain.Node;
    using GoldChain for GoldChain.Data;
    using EnumerableSet for EnumerableSet.UintSet;

    // class of share => order book for the class
    mapping (uint => UsdOrdersRepo.Repo) private _ordersOfClass;
    // List of classes traded in this order book.
    EnumerableSet.UintSet private _classesList;

    // ==== UUPSUpgradable ====
    uint256[50] private __gap;

    //#################
    //##  Write I/O  ##
    //#################

    // ==== Order ====

    function placeSellOrder(
        UsdOrdersRepo.Deal memory input, uint execHours
    ) external onlyKeeper returns(
        UsdOrdersRepo.Deal[] memory deals,
        uint lenOfDeals,
        GoldChain.Order[] memory expired,
        uint lenOfExpired,
        UsdOrdersRepo.Deal memory offer
    ) {
        _classesList.add(input.classOfShare);

        (deals, lenOfDeals, expired, lenOfExpired, offer) =
            _ordersOfClass[input.classOfShare].placeSellOrder(
                input,
                execHours
            );

        if (lenOfDeals > 0) _logDeals(deals, lenOfDeals);
        if (lenOfExpired > 0) _logExpired(expired, false, lenOfExpired);
        if (offer.price > 0) _logOrder(offer, true);
    }

    function _bpToDt(uint amt) private pure returns(uint) {
        return amt * 10 ** 10;
    }

    function _logOrder(UsdOrdersRepo.Deal memory order, bool isOffer) private {
        (bytes32 fromSn, bytes32 toSn, bytes32 qtySn) = order.codifyDeal();
        emit OrderPlaced(fromSn, toSn, qtySn, isOffer);
    }

    function _logDeals(UsdOrdersRepo.Deal[] memory deals, uint len) private {
        while (len > 0) {
            (bytes32 fromSn, bytes32 toSn, bytes32 qtySn) =
                deals[len - 1].codifyDeal();
            emit DealClosed(fromSn, toSn, qtySn, _bpToDt(deals[len - 1].consideration));
            len--;
        }
    }

    function _logExpired(GoldChain.Order[] memory expired, bool isOffer, uint len) private {
        while (len > 0) {
            emit OrderExpired(expired[len - 1].node.codifyNode(),
                expired[len - 1].data.codifyData(), isOffer);
            len--;
        }
    }

    function placeBuyOrder(
        UsdOrdersRepo.Deal memory input,
        uint execHours
    ) external onlyKeeper returns (
        UsdOrdersRepo.Deal[] memory deals,
        uint lenOfDeals,
        GoldChain.Order[] memory expired,
        uint lenOfExpired,
        UsdOrdersRepo.Deal memory bid
    ) {

        _classesList.add(input.classOfShare);

        (deals, lenOfDeals, expired, lenOfExpired, bid) =
            _ordersOfClass[input.classOfShare].placeBuyOrder(
                input,
                execHours
            );

        if (lenOfDeals > 0) _logDeals(deals, lenOfDeals);
        if (lenOfExpired > 0) _logExpired(expired, true, lenOfExpired);
        if (bid.price > 0) _logOrder(bid, false);
    }

    function withdrawOrder(
        uint classOfShare, uint seqOfOrder, bool isOffer
    ) external onlyKeeper returns(GoldChain.Order memory order) {

        if (!_classesList.contains(classOfShare)) return order;

        order = _ordersOfClass[classOfShare].withdrawOrder(
            seqOfOrder, isOffer
        );

        emit OrderWithdrawn(
            order.node.codifyNode(), order.data.codifyData(), isOffer
        );
    }

    //################
    //##  Read I/O  ##
    //################

    // ==== Chain ====

    function counterOfOrders(
        uint classOfShare, bool isOffer
    ) external view returns (uint32) {
        if (!_classesList.contains(classOfShare)) return 0;
        return _ordersOfClass[classOfShare].counterOfOrders(isOffer);
    }

    function headOfList(
        uint classOfShare, bool isOffer
    ) external view returns (uint32) {
        if (!_classesList.contains(classOfShare)) return 0;
        return _ordersOfClass[classOfShare].headOfList(isOffer);
    }

    function tailOfList(
        uint classOfShare, bool isOffer
    ) external view returns (uint32) {
        if (!_classesList.contains(classOfShare)) return 0;
        return _ordersOfClass[classOfShare].tailOfList(isOffer);
    }

    function lengthOfList(
        uint classOfShare, bool isOffer
    ) external view returns (uint) {
        if (!_classesList.contains(classOfShare)) return 0;
        return _ordersOfClass[classOfShare].lengthOfList(isOffer);
    }

    function getSeqList(
        uint classOfShare, bool isOffer
    ) external view returns (uint[] memory list) {
        if (!_classesList.contains(classOfShare)) return list;
        list = _ordersOfClass[classOfShare].getSeqList(isOffer);
    }

    // ==== Order ====

    function isOrder(
        uint classOfShare, uint seqOfOrder, bool isOffer
    ) external view returns (bool) {
        if (!_classesList.contains(classOfShare)) return false;
        return _ordersOfClass[classOfShare].isOrder(isOffer, seqOfOrder);
    }

    function getOrder(
        uint classOfShare, uint seqOfOrder, bool isOffer
    ) external view returns (GoldChain.Order memory order) {
        if (!_classesList.contains(classOfShare)) return order;
        order = _ordersOfClass[classOfShare].getOrder(isOffer, seqOfOrder);
    }

    function getOrders(
        uint classOfShare, bool isOffer
    ) external view returns (GoldChain.Order[] memory list) {
        if (!_classesList.contains(classOfShare)) return list;
        list = _ordersOfClass[classOfShare].getOrders(isOffer);
    }

    // ==== Class ====
    function isClass(uint classOfShare) external view returns(bool) {
        return _classesList.contains(classOfShare);
    }

    function getClassesList() external view returns(uint[] memory) {
        return _classesList.values();
    }

}

Contents

IInvestmentAgreement.sol

contracts/comps/books/roa/IInvestmentAgreement.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../lib/books/DealsRepo.sol";
import "../../../lib/InterfacesHub.sol";

import "../../common/components/ISigPage.sol";

/// @title IInvestmentAgreement
/// @notice Investment agreement interface for deal lifecycle and swaps.
interface IInvestmentAgreement is ISigPage {

    //##################
    //##    Event     ##
    //##################

    /// @notice Emitted when a deal is registered.
    /// @param seqOfDeal Deal sequence.
    event RegDeal(uint indexed seqOfDeal);

    /// @notice Emitted when deal conditions precedent are cleared.
    /// @param seq Deal sequence.
    /// @param hashLock Hash lock for closing.
    /// @param closingDeadline Closing deadline timestamp.
    event ClearDealCP(
        uint256 indexed seq,
        bytes32 indexed hashLock,
        uint indexed closingDeadline
    );

    /// @notice Emitted when a deal is closed.
    /// @param seq Deal sequence.
    /// @param hashKey Hash key for closing.
    event CloseDeal(uint256 indexed seq, string indexed hashKey);

    /// @notice Emitted when a deal is terminated.
    /// @param seq Deal sequence.
    event TerminateDeal(uint256 indexed seq);

    /// @notice Emitted when an approved deal is paid off.
    /// @param seqOfDeal Deal sequence.
    /// @param msgValue Payment value.
    event PayOffApprovedDeal(uint seqOfDeal, uint msgValue);

    //##################
    //##  Write I/O  ##
    //##################

    // ======== InvestmentAgreement ========

    /// @notice Add a deal from packed head and params.
    /// @param sn Packed deal head.
    /// @param buyer Buyer user number.
    /// @param groupOfBuyer Buyer group number.
    /// @param paid Paid amount.
    /// @param par Par amount.
    /// @param distrWeight Distribution weight.
    function addDeal(
        bytes32 sn,
        uint buyer,
        uint groupOfBuyer,
        uint paid,
        uint par,
        uint distrWeight
    ) external;

    /// @notice Register a deal record.
    /// @param deal Deal record.
    /// @return seqOfDeal Deal sequence.
    function regDeal(DealsRepo.Deal memory deal) external returns(uint16 seqOfDeal);

    /// @notice Delete a deal by sequence.
    /// @param seq Deal sequence.
    function delDeal(uint256 seq) external;

    /// @notice Lock a deal subject.
    /// @param seq Deal sequence.
    /// @return flag True if locked.
    function lockDealSubject(uint256 seq) external returns (bool flag);

    /// @notice Release a deal subject.
    /// @param seq Deal sequence.
    /// @return flag True if released.
    function releaseDealSubject(uint256 seq) external returns (bool flag);

    /// @notice Clear a deal with hash lock and deadline.
    /// @param seq Deal sequence.
    /// @param hashLock Hash lock key.
    /// @param closingDeadline Closing deadline timestamp.
    function clearDealCP( uint256 seq, bytes32 hashLock, uint closingDeadline) external;

    /// @notice Close a deal using hash preimage.
    /// @param seq Deal sequence.
    /// @param hashKey Preimage string.
    /// @return flag True if closed.
    function closeDeal(uint256 seq, string memory hashKey)
        external returns (bool flag);

    /// @notice Close a locked deal directly.
    /// @param seq Deal sequence.
    /// @return flag True if closed.
    function directCloseDeal(uint256 seq) external returns (bool flag);

    /// @notice Terminate a deal.
    /// @param seqOfDeal Deal sequence.
    /// @return True if terminated.
    function terminateDeal(uint256 seqOfDeal) external returns(bool);

    /// @notice Accept a free-gift deal.
    /// @param seq Deal sequence.
    /// @return True if accepted.
    function takeGift(uint256 seq) external returns(bool);

    /// @notice Finalize the investment agreement.
    function finalizeIA() external;

    /// @notice Pay off an approved deal.
    /// @param seqOfDeal Deal sequence.
    /// @param msgValue Paid value.
    /// @param caller Buyer user number.
    /// @return flag True if closed.
    function payOffApprovedDeal(
        uint seqOfDeal,
        uint msgValue,
        uint caller
    ) external returns (bool flag);

    /// @notice Request price difference for a share.
    /// @param seqOfDeal Deal sequence.
    /// @param seqOfShare Share sequence.
    function requestPriceDiff(
        uint seqOfDeal,
        uint seqOfShare
    ) external;

    //  #####################
    //  ##     Read I/O    ##
    //  #####################

    // ======== InvestmentAgreement ========
    /// @notice Get composite IA type.
    /// @return Type code.
    function getTypeOfIA() external view returns (uint8);

    /// @notice Get deal by sequence.
    /// @param seq Deal sequence.
    /// @return Deal record.
    function getDeal(uint256 seq) external view returns (DealsRepo.Deal memory);

    /// @notice Get deal sequence list.
    /// @return Deal ids.
    function getSeqList() external view returns (uint[] memory);
}

Contents

InvestmentAgreement.sol

contracts/comps/books/roa/InvestmentAgreement.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../common/components/SigPage.sol";

import "./IInvestmentAgreement.sol";

contract InvestmentAgreement is IInvestmentAgreement, SigPage {
    using DealsRepo for DealsRepo.Repo;
    using SigsRepo for SigsRepo.Page;
    using InterfacesHub for address;

    DealsRepo.Repo private _repo;

    //#################
    //##  Write I/O  ##
    //#################

    function addDeal(
        bytes32 sn,
        uint buyer,
        uint groupOfBuyer,
        uint paid,
        uint par,
        uint distrWeight
    ) external onlyAttorney {
        _repo.addDeal(sn, buyer, groupOfBuyer, paid, par, distrWeight);
    }

    function regDeal(DealsRepo.Deal memory deal)
        external attorneyOrGK returns(uint16 seqOfDeal)
    {
        seqOfDeal = _repo.regDeal(deal);

        if (!isFinalized()) {
            if (deal.head.seller != 0) _sigPages[0].addBlank(false, seqOfDeal, deal.head.seller);
            _sigPages[0].addBlank(true, seqOfDeal, deal.body.buyer);
        } else {
            if (deal.head.seller != 0) _sigPages[1].addBlank(false, seqOfDeal, deal.head.seller);
            _sigPages[1].addBlank(true, seqOfDeal, deal.body.buyer);
        }

        emit RegDeal(seqOfDeal);
    }

    function delDeal(uint256 seq) external onlyAttorney {

        DealsRepo.Deal memory deal = _repo.deals[seq];

        if (_repo.delDeal(seq)) {
            if (deal.head.seller != 0) {
                _sigPages[0].removeBlank(deal.head.seqOfDeal, deal.head.seller);
            }
            _sigPages[0].removeBlank(deal.head.seqOfDeal, deal.body.buyer);
        }
    }

    function lockDealSubject(uint256 seq) external onlyKeeper returns (bool flag) {
        flag = _repo.lockDealSubject(seq);
    }

    function releaseDealSubject(uint256 seq)
        external onlyKeeper returns (bool flag)
    {
        flag = _repo.releaseDealSubject(seq);
    }

    function clearDealCP(
        uint256 seq,
        bytes32 hashLock,
        uint closingDeadline
    ) external onlyKeeper {
        _repo.clearDealCP(seq, hashLock, closingDeadline);
        emit ClearDealCP(seq, hashLock, closingDeadline);
    }

    function closeDeal(uint256 seq, string memory hashKey)
        external
        onlyKeeper
        returns (bool flag)
    {
        flag = _repo.closeDeal(seq, hashKey);
        emit CloseDeal(seq, hashKey);
    }

    function directCloseDeal(uint256 seq)
        external
        onlyKeeper
        returns (bool flag)
    {
        flag = _repo.directCloseDeal(seq);
        emit CloseDeal(seq, '');
    }

    function terminateDeal(uint256 seqOfDeal)
        external onlyKeeper returns(bool flag)
    {
        flag = _repo.terminateDeal(seqOfDeal);
        emit TerminateDeal(seqOfDeal);
    }

    function takeGift(uint256 seq)
        external onlyKeeper returns (bool flag)
    {
        flag = _repo.takeGift(seq);
        emit CloseDeal(seq, "0");
    }

    function finalizeIA() external {
        _repo.calTypeOfIA();
        lockContents();
    }

    function payOffApprovedDeal(
        uint seqOfDeal,
        uint msgValue,
        uint caller
    ) external onlyKeeper returns (bool flag){
        flag = _repo.payOffApprovedDeal(seqOfDeal, caller);
        emit PayOffApprovedDeal(seqOfDeal, msgValue);
    }

    function requestPriceDiff(
        uint seqOfDeal,
        uint seqOfShare
    ) external onlyKeeper {
        _repo.requestPriceDiff(seqOfDeal, seqOfShare);
    }

    //  #################################
    //  ##       Read I/O              ##
    //  #################################

    function getTypeOfIA() external view returns (uint8) {
        return _repo.getTypeOfIA();
    }

    function getDeal(uint256 seqOfDeal) external view returns (DealsRepo.Deal memory)
    {
        return _repo.getDeal(seqOfDeal);
    }

    function getSeqList() external view returns (uint[] memory) {
        return _repo.getSeqList();
    }

}

Contents

IRegisterOfAgreements.sol

contracts/comps/books/roa/IRegisterOfAgreements.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../common/components/IFilesFolder.sol";
import "./IInvestmentAgreement.sol";

import "../../../lib/books/DTClaims.sol";
import "../../../lib/books/FRClaims.sol";
import "../../../lib/books/TopChain.sol";
import "../../../lib/InterfacesHub.sol";

/// @title IRegisterOfAgreements
/// @notice Interface for claims handling and IA result mocking.
interface IRegisterOfAgreements is IFilesFolder {

    //#################
    //##    Error    ##
    //#################

    error ROA_WrongState(bytes32 reason);

    //#################
    //##    Event    ##
    //#################

    /// @notice Emitted when a first-refusal claim is submitted.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @param caller Claimer user number.
    event ClaimFirstRefusal(address indexed ia, uint256 indexed seqOfDeal, uint256 indexed caller);

    /// @notice Emitted when along claims are accepted for a deal.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    event AcceptAlongClaims(address indexed ia, uint indexed seqOfDeal);

    /// @notice Emitted when an along right is executed.
    /// @param ia Investment agreement address.
    /// @param snOfDTClaim Drag/tag claim serial number.
    /// @param sigHash Signature hash.
    event ExecAlongRight(address indexed ia, bytes32 indexed snOfDTClaim, bytes32 sigHash);

    /// @notice Emitted when first-refusal result is computed.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    event ComputeFirstRefusal(address indexed ia, uint256 indexed seqOfDeal);

    //#################
    //##  Write I/O  ##
    //#################

    // ======== RegisterOfAgreements ========

    /// @notice Submit a first-refusal claim for an IA deal.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @param caller Claimer user number.
    /// @param sigHash Signature hash.
    function claimFirstRefusal(
        address ia,
        uint256 seqOfDeal,
        uint256 caller,
        bytes32 sigHash
    ) external;

    /// @notice Compute first-refusal allocation ratios.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @return output Claims list with weights/ratios.
    function computeFirstRefusal(
        address ia,
        uint256 seqOfDeal
    ) external returns (FRClaims.Claim[] memory output);

    /// @notice Execute drag/tag along right claim.
    /// @param ia Investment agreement address.
    /// @param snOfClaim Encoded claim head.
    // / @param dragAlong True for drag-along.
    // / @param seqOfDeal Deal sequence.
    // / @param seqOfShare Share sequence.
    // / @param paid Paid amount.
    // / @param par Par amount.
    // / @param caller Claimer user number.
    /// @param sigHash Signature hash.
    function execAlongRight(
        address ia,
        bytes32 snOfClaim,
        // bool dragAlong,
        // uint256 seqOfDeal,
        // uint256 seqOfShare,
        // uint paid,
        // uint par,
        // uint256 caller,
        bytes32 sigHash
    ) external;

    /// @notice Accept all along claims for a deal.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @return Claims list.
    function acceptAlongClaims(
        address ia,
        uint seqOfDeal
    ) external returns(DTClaims.Claim[] memory);

    /// @notice Create mock results for an IA.
    /// @param ia Investment agreement address.
    function createMockOfIA(address ia) external;

    //################
    //##    Read    ##
    //################

    // ==== FR Claims ====

    /// @notice Check if FR claims exist for a deal.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @return True if exists.
    function hasFRClaims(address ia, uint seqOfDeal) external view returns (bool);

    /// @notice Check if account has any FR claim.
    /// @param ia Investment agreement address.
    /// @param acct User number.
    /// @return True if claimed.
    function isFRClaimer(address ia, uint256 acct) external view returns (bool);

    /// @notice Get deal list with FR claims.
    /// @param ia Investment agreement address.
    /// @return Deal list.
    function getSubjectDealsOfFR(address ia) external view returns(uint[] memory);

    /// @notice Get FR claims of a deal.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @return Claims list.
    function getFRClaimsOfDeal(address ia, uint256 seqOfDeal)
        external view returns(FRClaims.Claim[] memory);

    /// @notice Check whether all FR claims are accepted.
    /// @param ia Investment agreement address.
    /// @return True if all accepted.
    function allFRClaimsAccepted(address ia) external view returns (bool);

    // ==== DT Claims ====

    /// @notice Check if DT claims exist for a deal.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @return True if exists.
    function hasDTClaims(address ia, uint256 seqOfDeal)
        external view returns(bool);

    /// @notice Get deal list with DT claims.
    /// @param ia Investment agreement address.
    /// @return Deal list.
    function getSubjectDealsOfDT(address ia)
        external view returns(uint256[] memory);

    /// @notice Get DT claims of a deal.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @return Claims list.
    function getDTClaimsOfDeal(address ia, uint256 seqOfDeal)
        external view returns(DTClaims.Claim[] memory);

    /// @notice Get DT claim for a share.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @param seqOfShare Share sequence.
    /// @return Claim record.
    function getDTClaimForShare(address ia, uint256 seqOfDeal, uint256 seqOfShare)
        external view returns(DTClaims.Claim memory);

    /// @notice Check whether all DT claims are accepted.
    /// @param ia Investment agreement address.
    /// @return True if all accepted.
    function allDTClaimsAccepted(address ia) external view returns(bool);

    // ==== Mock Results ====

    /// @notice Get mock results for IA.
    /// @param ia Investment agreement address.
    /// @return controllor Controller user number.
    /// @return ratio Ratio (0-10000).
    function mockResultsOfIA(address ia)
        external view
        returns (uint40 controllor, uint16 ratio);

    /// @notice Get mock results for account.
    /// @param ia Investment agreement address.
    /// @param acct User number.
    /// @return groupRep Group representative.
    /// @return ratio Ratio (0-10000).
    function mockResultsOfAcct(address ia, uint256 acct)
        external view
        returns (uint40 groupRep, uint16 ratio);

    // ==== AllClaimsAccepted ====

    /// @notice Check whether all claims are accepted.
    /// @param ia Investment agreement address.
    /// @return True if all accepted.
    function allClaimsAccepted(address ia) external view returns(bool);

}

Contents

RegisterOfAgreements.sol

contracts/comps/books/roa/RegisterOfAgreements.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IRegisterOfAgreements.sol";

import "../../common/components/FilesFolder.sol";

contract RegisterOfAgreements is IRegisterOfAgreements, FilesFolder {
    using DTClaims for DTClaims.Claims;
    using DTClaims for DTClaims.Head;
    using FRClaims for FRClaims.Claims;
    using FilesRepo for FilesRepo.Repo;
    using TopChain for TopChain.Chain;
    using InterfacesHub for address;

    // ia => frClaims
    mapping(address => FRClaims.Claims) private _frClaims;
    // ia => dtClaims
    mapping(address => DTClaims.Claims) private _dtClaims;
    // ia => mockResults
    mapping(address => TopChain.Chain) private _mockOfIA;

    // ==== UUPSUpgradable ====
    uint256[50] private __gap;

    //#################
    //##  Write I/O  ##
    //#################

    // ==== FirstRefusal ====

    function claimFirstRefusal(
        address ia,
        uint256 seqOfDeal,
        uint256 caller,
        bytes32 sigHash
    ) external onlyKeeper {
        if (block.timestamp >= _repo.frExecDeadline(ia)) {
            revert ROA_WrongState("ROA_MissedDeadline");
        }
        _frClaims[ia].claimFirstRefusal(seqOfDeal, caller, sigHash);
        emit ClaimFirstRefusal(ia, seqOfDeal, caller);
    }

    function computeFirstRefusal(
        address ia,
        uint256 seqOfDeal
    ) external onlyKeeper returns (FRClaims.Claim[] memory output) {
        if (block.timestamp < _repo.frExecDeadline(ia)) {
            revert ROA_WrongState("ROA_NotReachedFRDeadline");
        }
        output = _frClaims[ia].computeFirstRefusal(seqOfDeal, _gk.getROM());
        emit ComputeFirstRefusal(ia, seqOfDeal);
    }

    // ==== DragAlong & TagAlong ====

    function execAlongRight(
        address ia,
        bytes32 snOfClaim,
        bytes32 sigHash
    ) external onlyKeeper {
        if (block.timestamp < _repo.frExecDeadline(ia)) {
            revert ROA_WrongState("ROA_NotReachedFRDeadline");
        }
        if (block.timestamp >= _repo.dtExecDeadline(ia)) {
            revert ROA_WrongState("ROA_MissedDTDeadline");
        }

        _dtClaims[ia].execAlongRight(snOfClaim, sigHash);

        emit ExecAlongRight(ia, snOfClaim, sigHash);
    }

    function acceptAlongClaims(
        address ia,
        uint seqOfDeal
    ) external onlyKeeper returns(DTClaims.Claim[] memory) {
        if (block.timestamp < _repo.dtExecDeadline(ia)) {
            revert ROA_WrongState("ROA_NotReachedDTDeadline");
        }

        emit AcceptAlongClaims(ia, seqOfDeal);
        return _dtClaims[ia].acceptAlongClaims(seqOfDeal);
    }

    // ==== Mock ====

    function createMockOfIA(address ia) external onlyKeeper {
        if (_mockOfIA[ia].qtyOfMembers() == 0) {
            (TopChain.Node[] memory list, TopChain.Para memory para) =
                _gk.getROM().getSnapshot();
            _mockOfIA[ia].restoreChain(list, para);
            _mockOfIA[ia].mockDealsOfIA(IInvestmentAgreement(ia), _gk.getROS());
        }
    }

    //###############
    //##  Read I/O ##
    //###############

    // ==== FR Claims ====

    function hasFRClaims(address ia, uint seqOfDeal) external view returns (bool) {
        return _frClaims[ia].isDeal(seqOfDeal);
    }

    function isFRClaimer(address ia, uint256 acct) external view returns (bool)
    {
        return _frClaims[ia].isClaimer(acct);
    }

    function getSubjectDealsOfFR(address ia) external view returns(uint[] memory) {
        return _frClaims[ia].getDeals();
    }

    function getFRClaimsOfDeal(address ia, uint256 seqOfDeal)
        external view returns(FRClaims.Claim[] memory)
    {
        return _frClaims[ia].getClaimsOfDeal(seqOfDeal);
    }

    function allFRClaimsAccepted(address ia) external view returns (bool) {
        return _frClaims[ia].allAccepted();
    }

    // ==== DT Claims ====

    function hasDTClaims(address ia, uint256 seqOfDeal)
        public view returns(bool)
    {
        return _dtClaims[ia].hasClaim(seqOfDeal);
    }

    function getSubjectDealsOfDT(address ia)
        public view returns(uint256[] memory)
    {
        return _dtClaims[ia].getDeals();
    }

    function getDTClaimsOfDeal(address ia, uint256 seqOfDeal)
        external view returns(DTClaims.Claim[] memory)
    {
        return _dtClaims[ia].getClaimsOfDeal(seqOfDeal);
    }

    function getDTClaimForShare(address ia, uint256 seqOfDeal, uint256 seqOfShare)
        external view returns(DTClaims.Claim memory)
    {
        return _dtClaims[ia].getClaimForShare(seqOfDeal, seqOfShare);
    }

    function allDTClaimsAccepted(address ia) external view returns(bool) {
        return _dtClaims[ia].allAccepted();
    }

    // ==== Mock Results ====

    function mockResultsOfIA(address ia)
        external view
        returns (uint40 controllor, uint16 ratio)
    {
        TopChain.Chain storage mock = _mockOfIA[ia];

        controllor = mock.head();
        ratio = uint16 (mock.votesOfGroup(controllor) / mock.totalVotes());
    }

    function mockResultsOfAcct(address ia, uint256 acct)
        external view
        returns (uint40 groupRep, uint16 ratio)
    {
        TopChain.Chain storage mock = _mockOfIA[ia];

        groupRep = mock.rootOf(acct);
        ratio = uint16 (mock.votesOfGroup(groupRep) / mock.totalVotes());
    }

    // ==== allClaimsAccepted ====

    function allClaimsAccepted(address ia) external view returns(bool) {
        return (_dtClaims[ia].allAccepted() && _frClaims[ia].allAccepted());
    }
}

Contents

IRegisterOfConstitution.sol

contracts/comps/books/roc/IRegisterOfConstitution.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../common/components/IFilesFolder.sol";

/// @title IRegisterOfConstitution
/// @notice Interface for managing the constitution document register.
interface IRegisterOfConstitution is IFilesFolder{

    //##############
    //##  Event   ##
    //##############

    /// @notice Emitted when the active pointer is updated.
    /// @param pointer New pointer address.
    event ChangePointer(address indexed pointer);

    //#############
    //##  Write  ##
    //#############

    /// @notice Update the active pointer to a registered document.
    /// @param body Document contract address.
    function changePointer(address body) external;

    //################
    //##    Read    ##
    //################

    /// @notice Get the current pointer address.
    /// @return Current document pointer address.
    function pointer() external view returns (address);
}

Contents

IShareholdersAgreement.sol

contracts/comps/books/roc/IShareholdersAgreement.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../common/components/ISigPage.sol";
import "../../../openzeppelin/utils/structs/EnumerableSet.sol";
import "../../../lib/books/DocsRepo.sol";

/// @notice Design notes:
/// - The implementation is created via BookOfDocs/DocsRepo `cloneDoc()` and is not upgradeable.
/// - `typeOfDoc` and `version` are validated in RegCenter/BookOfDocs/DocsRepo `cloneDoc()`.
/// - Overwrites during drafting are allowed by design; before finalization, contents are mutable.
/// - Finalization calls `lockContents()` (onlyOwner) and revokes the Attorneys role and Owner, so no further edits are possible.
/// - Drafting changes do not require on-chain state tracking; only finalized Terms/Rules are used by other registers.
/// - `finalizeSHA()` is intended to be triggered by the Owner after validation, then submitted to shareholder approval;
///   once effective, Terms/Rules serve as the ledger source for other contracts.
/// @title IShareholdersAgreement
/// @notice Interface for terms/rules registry in the Shareholders Agreement.
interface IShareholdersAgreement is ISigPage {

    enum TitleOfTerm {
        ZeroPoint,
        AntiDilution,   // 1
        LockUp,         // 2
        DragAlong,      // 3
        TagAlong,       // 4
        Options         // 5
    }

    // ==== Rules ========

/*
    |  Seq  |        Type       |    Abb       |            Description                     |
    |    0  |  GovernanceRule   |     GR       | Board Constitution and General Rules of GM |
    |    1  |  VotingRuleOfGM   |     CI       | VR for Capital Increase                    |
    |    2  |                   |   SText      | VR for External Share Transfer             |
    |    3  |                   |   STint      | VR for Internal Share Transfer             |
    |    4  |                   |    1+3       | VR for CI & STint                          |
    |    5  |                   |    2+3       | VR for SText & STint                       |
    |    6  |                   |   1+2+3      | VR for CI & SText & STint                  |
    |    7  |                   |    1+2       | VR for CI & SText                          |
    |    8  |                   |   SHA        | VR for Update SHA                          |
    |    9  |                   |  O-Issue-GM  | VR for Ordinary Issues of GeneralMeeting   |
    |   10  |                   |  S-Issue-GM  | VR for Special Issues Of GeneralMeeting    |
    |   11  | VotingRuleOfBoard |     CI       | VR for Capital Increase                    |
    |   12  |                   |   SText      | VR for External Share Transfer             |
    |   13  |                   |   STint      | VR for Internal Share Transfer             |
    |   14  |                   |    1+3       | VR for CI & STint                          |
    |   15  |                   |    2+3       | VR for SText & STint                       |
    |   16  |                   |   1+2+3      | VR for CI & SText & STint                  |
    |   17  |                   |    1+2       | VR for CI & SText                          |
    |   18  |                   |   SHA        | VR for Update SHA                          |
    |   19  |                   |  O-Issue-B   | VR for Ordinary Issues Of Board            |
    |   20  |                   |  S-Issue-B   | VR for Special Issues Of Board             |
    |   21  | UnilateralDecision| UniDecPower  | UnilateralDicisionPowerWithoutVoting       |
    ...

    |  256  | PositionAllocateRule |   PA Rule   | Management Positions' Allocation Rules    |
    ...

    |  512  | FirstRefusalRule  |  FR for CI...| FR rule for Investment Deal                |
    ...

    |  768  | GroupUpdateOrder  |  GroupUpdate | Grouping Members as per their relationship |
    ...

    |  1024 | ListingRule       |  ListingRule | Listing Rule for Share Issue & Transfer    |
    ...

*/

    struct TermsRepo {
        // titleOfTerm => body
        mapping(uint256 => address) terms;
        // Tracking existing term titles for enumeration.
        EnumerableSet.UintSet seqList;
    }

    struct RulesRepo {
        // seq => rule
        mapping(uint256 => bytes32) rules;
        // Tracking existing rule sequences for enumeration.
        EnumerableSet.UintSet seqList;
    }

    // ################
    // ##    Error   ##
    // ################

    error SHA_WrongInput(bytes32 reason);

    //##################
    //##     Write    ##
    //##################

    /**
     * @dev Create a clone contract as per the template type number (`titleOfTerm`)
     * and its version number (`version`).
     * Note `titleOfTerm` and `version` shall be bigger than zero.
     */
    /// @notice Create a term clone by type and version.
    /// @param titleOfTerm Term type identifier (> 0).
    /// @param version Template version (> 0).
    function createTerm(uint titleOfTerm, uint version) external;

    /**
     * @dev Remove tracking of a clone contract from mapping as per its template
     * type number (`titleOfTerm`).
     */
    /// @notice Remove a term by type.
    /// @param titleOfTerm Term type identifier.
    function removeTerm(uint titleOfTerm) external;

    /**
     * @dev Add a pre-defined `rule` into the Rules Mapping (seqNumber => rule)
     * Note a sequence number (`seqNumber`) of the `rule` SHALL be able to be parsed by
     * RuleParser library, and such `seqNumber` shall be used as the search key to
     * retrieve the rule from the Rules Mapping.
     */
    /// @notice Add a rule by sequence.
    /// @param seqOfRule Rule sequence.
    /// @param rule Packed rule bytes32.
    function addRule(uint seqOfRule, bytes32 rule) external;

    /**
     * @dev Remove tracking of a rule from the Rules Mapping as per its sequence
     * number (`seq`).
     */
    /// @notice Remove a rule by sequence.
    /// @param seq Rule sequence.
    function removeRule(uint256 seq) external;

    /**
     * @dev Initiate the Shareholders Agreement with predefined default rules.
     */
    /// @notice Initialize default rules.
    function initDefaultRules() external;

    /**
     * @dev Transfer special Roles having write authorities to address "Zero",
     * so as to fix the contents of the Shareholders Agreement avoiding any further
     * revision by any EOA.
     */
    /// @notice Finalize SHA and lock contents.
    function finalizeSHA() external;

    //################
    //##    Read    ##
    //################

    // ==== Terms ====

    /**
     * @dev Returns whether a specific Term numbered as `titleOfTerm` exist
     * in the current Shareholders Agreemnt.
     */
    /// @notice Check if a term exists.
    /// @param titleOfTerm Term type identifier.
    /// @return True if exists.
    function hasTitle(uint256 titleOfTerm) external view returns (bool);

    /**
     * @dev Returns total quantities of Terms in the current
     * Shareholders Agreemnt.
     */
    /// @notice Get number of terms.
    /// @return Term count.
    function qtyOfTerms() external view returns (uint256);

    /**
     * @dev Returns total quantities of Terms stiputed in the current
     * Shareholders Agreemnt.
     */
    /// @notice Get term type list.
    /// @return Term type ids.
    function getTitles() external view returns (uint256[] memory);

    /**
     * @dev Returns the contract address of the specific Term
     * numbered as `titleOfTerm` from the Terms Mapping of the Shareholders Agreemnt.
     */
    /// @notice Get term contract address.
    /// @param titleOfTerm Term type identifier.
    /// @return Term contract address.
    function getTerm(uint256 titleOfTerm) external view returns (address);

    // ==== Rules ====

    /**
     * @dev Returns whether a specific Rule numbered as `seq` exist
     * in the current Shareholders Agreemnt.
     */
    /// @notice Check if a rule exists.
    /// @param seq Rule sequence.
    /// @return True if exists.
    function hasRule(uint256 seq) external view returns (bool);

    /**
     * @dev Returns total quantities of Rules in the current
     * Shareholders Agreemnt.
     */
    /// @notice Get number of rules.
    /// @return Rule count.
    function qtyOfRules() external view returns (uint256);

    /**
     * @dev Returns total quantities of Rules stiputed in the current
     * Shareholders Agreemnt.
     */
    /// @notice Get rule sequence list.
    /// @return Rule ids.
    function getRules() external view returns (uint256[] memory);

    /**
     * @dev Returns the specific Rule numbered as `seq` from the Rules Mapping
     * of the Shareholders Agreemnt.
     */
    /// @notice Get a rule by sequence.
    /// @param seq Rule sequence.
    /// @return Packed rule bytes32.
    function getRule(uint256 seq) external view returns (bytes32);
}

Contents

RegisterOfConstitution.sol

contracts/comps/books/roc/RegisterOfConstitution.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IRegisterOfConstitution.sol";

import "../../common/components/FilesFolder.sol";

contract RegisterOfConstitution is IRegisterOfConstitution, FilesFolder {

    /// @notice Current active constitution document address.
    address private _pointer;

    // ==== UUPSUpgradeable ====

    /// @dev Storage gap for upgrade safety.
    uint[50] private __gap;

    //##################
    //##  Write I/O  ##
    //##################

    function changePointer(address body) external onlyKeeper {
        if (_pointer != address(0))
            setStateOfFile(_pointer, uint8(FilesRepo.StateOfFile.Revoked));
        _pointer = body;
        emit ChangePointer(body);
    }

    //################
    //##    Read    ##
    //################

    function pointer() external view returns (address) {
        return _pointer;
    }
}

Contents

ShareholdersAgreement.sol

contracts/comps/books/roc/ShareholdersAgreement.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IShareholdersAgreement.sol";
import "../../common/components/SigPage.sol";
import "../../../openzeppelin/utils/structs/EnumerableSet.sol";
import "../../../lib/InterfacesHub.sol";

contract ShareholdersAgreement is IShareholdersAgreement, SigPage {
    using EnumerableSet for EnumerableSet.UintSet;
    using InterfacesHub for address;

    /// @notice Mapping of term document types to term addresses.
    TermsRepo private _terms;
    /// @notice Repository of voting and governance rules.
    RulesRepo private _rules;

    function docTypeOfTerm(uint256 i) public pure returns (uint32) {
        if (i == 0) return 0;               // ZeroPoint
        else if (i == 1) return 0xe5707158; // uint32(uint(keccak256("AntiDilution")))
        else if (i == 2) return 0x19f096ac; // uint32(uint(keccak256("LockUp")))
        else if (i == 3) return 0x4511939f; // uint32(uint(keccak256("Alongs")))
        else if (i == 4) return 0x4511939f; // uint32(uint(keccak256("Alongs")))
        else if (i == 5) return 0x755d04a0; // uint32(uint(keccak256("Options")))
        else revert SHA_WrongInput(bytes32("SHA_InvalidTitle"));
    }

    //####################
    //##    modifier    ##
    //####################

    /// @dev Reverts if the term title does not exist.
    modifier titleExist(uint256 title) {
        if (!hasTitle(title))
            revert SHA_WrongInput(bytes32("SHA_TitleNotExist"));
        _;
    }

    //##################
    //##  Write I/O   ##
    //##################

    function createTerm(uint titleOfTerm, uint version)
        external
        onlyGC
    {
        address gc = msg.sender;

        DocsRepo.Doc memory doc = _rc.getRC().cloneDoc(
            docTypeOfTerm(titleOfTerm),
            version
        );

        IAccessControl(doc.body).initKeepers(address(this), _gk);

        IDraftControl(doc.body).setRoleAdmin(
            keccak256(bytes("Attorneys")),
            gc
        );

        _terms.terms[titleOfTerm] = doc.body;
        _terms.seqList.add(titleOfTerm);
    }

    function removeTerm(uint titleOfTerm) external onlyAttorney {
        if (_terms.seqList.remove(titleOfTerm)) {
            delete _terms.terms[titleOfTerm];
        }
    }

    // ==== Rules ====

    function addRule(uint seqOfRule, bytes32 rule) external onlyAttorney {
        _addRule(seqOfRule, rule);
    }

    /// @dev Insert or overwrite a rule and track its sequence number.
    function _addRule(uint seqOfRule, bytes32 rule) private {
        _rules.rules[seqOfRule] = rule;
        _rules.seqList.add(seqOfRule);
    }

    function removeRule(uint256 seq) external onlyAttorney {
        if (_rules.seqList.remove(seq)) {
            delete _rules.rules[seq];
        }
    }

    function initDefaultRules() external onlyKeeper {

        bytes32[] memory rules = new bytes32[](15);
        uint16[15] memory seqs = [0, 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 512, 513];

        // DefualtGovernanceRule
        rules[0]  = bytes32(uint(0x000000000003e800000d0503e8003213880500241388000000000000140101f4));

        // DefaultVotingRules
        rules[1]  = bytes32(uint(0x00010c010100001a0b000001000f08070e010100000000000000000000000000));
        rules[2]  = bytes32(uint(0x00020c020100001388000100010f08070e010107000000000000000000000000));
        rules[3]  = bytes32(uint(0x00030c030100000000000101000008070e010107000000000000000000000000));
        rules[4]  = bytes32(uint(0x00040c040100001a0b000001000f08070e010100000000000000000000000000));
        rules[5]  = bytes32(uint(0x00050c050100001388000100010f08070e010100000000000000000000000000));
        rules[6]  = bytes32(uint(0x00060c060100001a0b000001000f08070e010100000000000000000000000000));
        rules[7]  = bytes32(uint(0x00070c070100001a0b000001000f08070e010100000000000000000000000000));
        rules[8]  = bytes32(uint(0x00080c080100001a0b000001000000001d010100000000000000000000000000));
        rules[9]  = bytes32(uint(0x00090c090100001388010000000000001d010100000000000000000000000000));
        rules[10] = bytes32(uint(0x000a0c0a0100001a0b010000000000001d010100000000000000000000000000));
        rules[11] = bytes32(uint(0x000b0c0b02138800000100000000000009010100000000000000000000000000));
        rules[12] = bytes32(uint(0x000c0c0c021a0b00000100000000000009010100000000000000000000000000));

        // DefaultFirstRefusalRules
        rules[13] = bytes32(uint(0x0200020101010100000000000000000000000000000000000000000000000000));
        rules[14] = bytes32(uint(0x0201020202010100000000000000000000000000000000000000000000000000));

        uint len = 15;
        while (len > 0) {
            _addRule(seqs[len - 1], rules[len - 1]);
            len--;
        }

    }

    // ==== Finalize SHA ====

    function finalizeSHA() external {

        uint[] memory titles = getTitles();
        uint len = titles.length;

        while (len > 0) {
            IDraftControl(_terms.terms[titles[len-1]]).lockContents();
            len --;
        }

        lockContents();
    }

    //################
    //##    Read    ##
    //################

    // ==== Terms ====

    function hasTitle(uint256 titleOfTerm) public view returns (bool) {
        return _terms.seqList.contains(titleOfTerm);
    }

    function qtyOfTerms() external view returns (uint256) {
        return _terms.seqList.length();
    }

    function getTitles() public view returns (uint256[] memory) {
        return _terms.seqList.values();
    }

    function getTerm(uint256 titleOfTerm) external view titleExist(titleOfTerm) returns (address) {
        return _terms.terms[titleOfTerm];
    }

    // ==== Rules ====

    function hasRule(uint256 seq) external view returns (bool) {
        return _rules.seqList.contains(seq);
    }

    function qtyOfRules() external view returns (uint256) {
        return _rules.seqList.length();
    }

    function getRules() external view returns (uint256[] memory) {
        return _rules.seqList.values();
    }

    function getRule(uint256 seq) external view returns (bytes32) {
        return _rules.rules[seq];
    }
}

Contents

Alongs.sol

contracts/comps/books/roc/terms/Alongs.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../common/access/DraftControl.sol";
import "./IAlongs.sol";

contract Alongs is IAlongs, DraftControl {
    using LinksRepo for LinksRepo.Repo;
    using InterfacesHub for address;

    LinksRepo.Repo private _repo;

    // ###############
    // ## Write I/O ##
    // ###############

    function addDragger(bytes32 rule, uint256 dragger) external onlyAttorney {
        _repo.addDragger(rule, dragger, _gk.getROM());
    }

    function removeDragger(uint256 dragger) external onlyAttorney {
        _repo.removeDragger(dragger);
    }

    function addFollower(uint256 dragger, uint256 follower) external onlyAttorney {
        _repo.addFollower(dragger, follower);
    }

    function removeFollower(uint256 dragger, uint256 follower) external onlyAttorney {
        _repo.removeFollower(dragger, follower);
    }

    // ################
    // ##  Read I/O  ##
    // ################

    function isDragger(uint256 dragger) external view returns (bool) {
        return _repo.isDragger(dragger, _gk.getROM());
    }

    function getLinkRule(uint256 dragger) external view returns (RulesParser.LinkRule memory) {
        return _repo.getLinkRule(dragger, _gk.getROM());
    }

    function isFollower(uint256 dragger, uint256 follower)
        external view returns (bool)
    {
        return _repo.isFollower(dragger, follower, _gk.getROM());
    }

    function getDraggers() external view returns (uint256[] memory) {
        return _repo.getDraggers();
    }

    function getFollowers(uint256 dragger) external view returns (uint256[] memory) {
        return _repo.getFollowers(dragger, _gk.getROM());
    }

    function priceCheck(
        DealsRepo.Deal memory deal
    ) public view returns (bool) {
        return _repo.priceCheck(deal, _gk.getROS(), _gk.getROM());
    }

    // #############
    // ##  Term   ##
    // #############

    function isTriggered(address ia, DealsRepo.Deal memory deal) public view returns (bool) {

        IRegisterOfMembers _rom = _gk.getROM();
        IRegisterOfAgreements _roa = _gk.getROA();

        if (_roa.getHeadOfFile(ia).state != uint8(FilesRepo.StateOfFile.Circulated))
            return false;

        if (deal.head.typeOfDeal ==
            uint8(DealsRepo.TypeOfDeal.CapitalIncrease) ||
            deal.head.typeOfDeal == uint8(DealsRepo.TypeOfDeal.PreEmptive)
        ) return false;

        if (!_repo.isDragger(deal.head.seller, _rom)) return false;

        RulesParser.LinkRule memory rule =
            _repo.getLinkRule(deal.head.seller, _rom);

        if (rule.triggerDate > 0 &&
            (block.timestamp < rule.triggerDate ||
                block.timestamp >= rule.triggerDate + uint(rule.effectiveDays)*86400 ))
        return false;

        if (rule.triggerType == uint8(LinksRepo.TriggerTypeOfAlongs.NoConditions))
            return true;

        uint40 controllor = _rom.controllor();
        if (controllor != _rom.groupRep(deal.head.seller))
            return false;

        (uint40 newControllor, uint16 shareRatio) = _roa.mockResultsOfIA(ia);
        if (controllor == newControllor && shareRatio > rule.shareRatioThreshold)
            return false;

        return priceCheck(deal);
    }
}

Contents

AntiDilution.sol

contracts/comps/books/roc/terms/AntiDilution.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../common/access/DraftControl.sol";

import "./IAntiDilution.sol";

contract AntiDilution is IAntiDilution, DraftControl {
    using EnumerableSet for EnumerableSet.UintSet;
    using InterfacesHub for address;

    Ruler private _ruler;

    // #################
    // ##   Modifier  ##
    // #################

    modifier onlyMarked(uint256 class) {
        if(!isMarked(class))
            revert AD_WrongInput(bytes32("AD_ClassNotMarked"));
        _;
    }

    // ################
    // ## Write I/O ##
    // ################

    function addBenchmark(uint256 class, uint price) external onlyAttorney {

        if (class == 0)
            revert AD_ZeroValue(bytes32("AD_ZeroClass"));
        if (price == 0)
            revert AD_ZeroValue(bytes32("AD_ZeroPrice"));

        _ruler.marks[class].classOfShare = uint16(class);
        _ruler.marks[class].floorPrice = uint32(price);

        _ruler.classes.add(class);
    }

    function removeBenchmark(uint256 class) external onlyAttorney {
        if (_ruler.classes.remove(class))
            delete _ruler.marks[class];
    }

    function addObligor(uint256 class, uint256 obligor) external onlyMarked(class) onlyAttorney {
        if (obligor == 0)
            revert AD_ZeroValue(bytes32("AD_ZeroObligor"));
        _ruler.marks[class].obligors.add(obligor);
    }

    function removeObligor(uint256 class, uint256 obligor) external onlyMarked(class) onlyAttorney {
        _ruler.marks[class].obligors.remove(obligor);
    }

    // ################
    // ##  Read I/O  ##
    // ################

    function isMarked(uint256 class) public view returns (bool flag) {
        flag = _ruler.classes.contains(class);
    }

    function getClasses() external view returns (uint256[] memory) {
        return _ruler.classes.values();
    }

    function getFloorPriceOfClass(uint256 class)
        public
        view
        returns (uint32 price)
    {
        price = _ruler.marks[class].floorPrice;
    }

    function isObligor(uint256 class, uint256 acct) external view returns (bool flag)
    {
        flag = _ruler.marks[class].obligors.contains(acct);
    }

    function getObligorsOfAD(uint256 class)
        external
        view
        returns (uint256[] memory)
    {
        return _ruler.marks[class].obligors.values();
    }

    function getGiftPaid(address ia, uint256 seqOfDeal, uint256 seqOfShare)
        external
        view
        returns (uint64)
    {
        DealsRepo.Deal memory deal =
            IInvestmentAgreement(ia).getDeal(seqOfDeal);

        SharesRepo.Share memory share =
            _gk.getROS().getShare(seqOfShare);

        if (!isTriggered(deal, share.head.class))
            revert AD_WrongState(bytes32("AD_NotTriggered"));

        uint32 floorPrice = getFloorPriceOfClass(share.head.class);

        if (share.head.priceOfPaid < floorPrice)
            revert AD_Overflow(bytes32("AD_PriceBelowFloor"));

        return (share.body.paid * floorPrice / deal.head.priceOfPaid - share.body.paid);
    }

    // ################
    // ##  Term      ##
    // ################

    function isTriggered(DealsRepo.Deal memory deal, uint class) public view returns (bool) {

        if (deal.head.typeOfDeal != uint8(DealsRepo.TypeOfDeal.CapitalIncrease))
            return false;

        if (deal.head.priceOfPaid < getFloorPriceOfClass(class)) return true;

        return false;
    }
}

Contents

IAlongs.sol

contracts/comps/books/roc/terms/IAlongs.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../../lib/books/LinksRepo.sol";
import "../../roa/IRegisterOfAgreements.sol";

/// @title IAlongs
/// @notice Interface for managing drag-along/tag-along relationships and rules.
interface IAlongs {

    // ################
    // ##   Write    ##
    // ################

    /// @notice Add a dragger with an encoded link rule.
    /// @param rule Encoded link rule.
    /// @param dragger Dragger account.
    function addDragger(bytes32 rule, uint256 dragger) external;

    /// @notice Remove a dragger and its followers.
    /// @param dragger Dragger account.
    function removeDragger(uint256 dragger) external;

    /// @notice Add a follower to a dragger.
    /// @param dragger Dragger account.
    /// @param follower Follower account.
    function addFollower(uint256 dragger, uint256 follower) external;

    /// @notice Remove a follower from a dragger.
    /// @param dragger Dragger account.
    /// @param follower Follower account.
    function removeFollower(uint256 dragger, uint256 follower) external;

    // ###############
    // ##  Read I/O ##
    // ###############

    /// @notice Check whether an account is a dragger.
    /// @param dragger Dragger account.
    /// @return True if dragger.
    function isDragger(uint256 dragger) external view returns (bool);

    /// @notice Get link rule for a dragger.
    /// @param dragger Dragger account.
    /// @return Link rule.
    function getLinkRule(uint256 dragger) external view
        returns (RulesParser.LinkRule memory);

    /// @notice Check whether a follower is linked to a dragger.
    /// @param dragger Dragger account.
    /// @param follower Follower account.
    /// @return True if linked.
    function isFollower(uint256 dragger, uint256 follower)
        external view returns (bool);

    /// @notice Get list of draggers.
    /// @return Dragger accounts.
    function getDraggers() external view returns (uint256[] memory);

    /// @notice Get followers linked to a dragger.
    /// @param dragger Dragger account.
    /// @return Follower accounts.
    function getFollowers(uint256 dragger) external view returns (uint256[] memory);

    /// @notice Check price/ROE constraints based on link rule.
    /// @param deal Deal data.
    /// @return True if constraints satisfied.
    function priceCheck(
        DealsRepo.Deal memory deal
    ) external view returns (bool);

    /// @notice Check whether a deal triggers along rights.
    /// @param ia Investment agreement address.
    /// @param deal Deal data.
    /// @return True if triggered.
    function isTriggered(address ia, DealsRepo.Deal memory deal) external view returns (bool);
}

Contents

IAntiDilution.sol

contracts/comps/books/roc/terms/IAntiDilution.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../../lib/books/SharesRepo.sol";
import "../../../../lib/books/DealsRepo.sol";
import "../../../../lib/InterfacesHub.sol";
import "../../roa/IInvestmentAgreement.sol";
import "../../../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title IAntiDilution
/// @notice Interface for anti-dilution term management and checks.
interface IAntiDilution {

    /// @notice Floor price benchmark and obligors for a share class.
    struct Benchmark{
        uint16 classOfShare;
        uint32 floorPrice;
        EnumerableSet.UintSet obligors;
    }

    /// @notice Repository of benchmarks keyed by share class.
    struct Ruler {
        // classOfShare => Benchmark
        mapping(uint256 => Benchmark) marks;
        // Set of benchmarked classes
        EnumerableSet.UintSet classes;
    }

    // ################
    // ##   Error    ##
    // ################

    error AD_Overflow(bytes32 reason);

    error AD_WrongInput(bytes32 reason);

    error AD_WrongState(bytes32 reason);

    error AD_ZeroValue(bytes32 reason);

    // ################
    // ##   Write    ##
    // ################

    /// @notice Add or update a floor price benchmark for a class.
    /// @param class Share class id.
    /// @param price Floor price.
    function addBenchmark(uint256 class, uint price) external;

    /// @notice Remove a benchmark for a class.
    /// @param class Share class id.
    function removeBenchmark(uint256 class) external;

    /// @notice Add an obligor to a class.
    /// @param class Share class id.
    /// @param obligor Account id.
    function addObligor(uint256 class, uint256 obligor) external;

    /// @notice Remove an obligor from a class.
    /// @param class Share class id.
    /// @param obligor Account id.
    function removeObligor(uint256 class, uint256 obligor) external;

    // ############
    // ##  read  ##
    // ############

    /// @notice Check whether a class has a benchmark.
    /// @param class Share class id.
    /// @return flag True if marked.
    function isMarked(uint256 class) external view returns (bool flag);

    /// @notice Get all benchmarked classes.
    /// @return Class ids.
    function getClasses() external view returns (uint256[] memory);

    /// @notice Get floor price for a class.
    /// @param class Share class id.
    /// @return price Floor price.
    function getFloorPriceOfClass(uint256 class) external view returns (uint32 price);

    /// @notice Get obligors for a class.
    /// @param class Share class id.
    /// @return Obligor accounts.
    function getObligorsOfAD(uint256 class)
        external view returns (uint256[] memory);

    /// @notice Check whether an account is an obligor of a class.
    /// @param class Share class id.
    /// @param acct Account id.
    /// @return flag True if obligor.
    function isObligor(uint256 class, uint256 acct)
        external view returns (bool flag);

    /// @notice Calculate anti-dilution gift paid for a deal and share.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence number.
    /// @param seqOfShare Share sequence number.
    /// @return gift Gift paid amount.
    function getGiftPaid(address ia, uint256 seqOfDeal, uint256 seqOfShare)
        external view returns (uint64 gift);

    /// @notice Check whether a deal triggers anti-dilution for a class.
    /// @param deal Deal data.
    /// @param seqOfShare Share class id.
    /// @return True if triggered.
    function isTriggered(DealsRepo.Deal memory deal, uint seqOfShare) external view returns (bool);
}

Contents

ILockUp.sol

contracts/comps/books/roc/terms/ILockUp.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../../lib/utils/ArrayUtils.sol";
import "../../../../lib/books/BallotsBox.sol";
import "../../../../lib/books/DealsRepo.sol";
import "../../../../openzeppelin/utils/structs/EnumerableSet.sol";
import "../../../../lib/InterfacesHub.sol";

import "../../../common/components/ISigPage.sol";

/// @title ILockUp
/// @notice Interface for share lock-up rules and exemptions.
interface ILockUp {

    /// @notice Lock-up configuration for a share.
    struct Locker {
        uint48 dueDate;
        EnumerableSet.UintSet keyHolders;
    }

    // ################
    // ##   Error    ##
    // ################

    error LU_ZeroValue(bytes32 reason);

    // ################
    // ##   Write    ##
    // ################

    /// @notice Set lock-up due date for a share.
    /// @param seqOfShare Share sequence number.
    /// @param dueDate Lock-up due date (timestamp).
    function setLocker(uint256 seqOfShare, uint dueDate) external;

    /// @notice Remove lock-up for a share.
    /// @param seqOfShare Share sequence number.
    function delLocker(uint256 seqOfShare) external;

    /// @notice Add a keyholder who can exempt a lock-up.
    /// @param seqOfShare Share sequence number.
    /// @param keyholder Account id.
    function addKeyholder(uint256 seqOfShare, uint256 keyholder) external;

    /// @notice Remove a keyholder.
    /// @param seqOfShare Share sequence number.
    /// @param keyholder Account id.
    function removeKeyholder(uint256 seqOfShare, uint256 keyholder) external;

    // ################
    // ##  Read I/O  ##
    // ################

    /// @notice Check whether a share is locked.
    /// @param seqOfShare Share sequence number.
    /// @return True if locked.
    function isLocked(uint256 seqOfShare) external view returns (bool);

    /// @notice Get lock-up info for a share.
    /// @param seqOfShare Share sequence number.
    /// @return dueDate Lock-up due date.
    /// @return keyHolders Exemption keyholders.
    function getLocker(uint256 seqOfShare)
        external
        view
        returns (uint48 dueDate, uint256[] memory keyHolders);

    /// @notice Get all locked shares.
    /// @return Share sequences.
    function lockedShares() external view returns (uint256[] memory);

    /// @notice Check whether a deal is blocked by lock-up.
    /// @param deal Deal data.
    /// @return True if blocked.
    function isTriggered(DealsRepo.Deal memory deal) external view returns (bool);

    /// @notice Check whether a deal is exempted from lock-up.
    /// @param ia Investment agreement address.
    /// @param deal Deal data.
    /// @return True if exempted.
    function isExempted(address ia, DealsRepo.Deal memory deal) external view returns (bool);

}

Contents

IOptions.sol

contracts/comps/books/roc/terms/IOptions.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../../lib/books/OptionsRepo.sol";
import "../../../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title IOptions
/// @notice Interface for option term management and queries.
interface IOptions {

    // ################
    // ## Write I/O ##
    // ################

    /// @notice Create an option from encoded inputs.
    /// @param snOfOpt Option serial number.
    /// @param snOfCond Condition serial number.
    /// @param rightholder Rightholder account.
    /// @param paid Paid amount.
    /// @param par Par amount.
    /// @return head Option head.
    function createOption(
        bytes32 snOfOpt,
        bytes32 snOfCond,
        uint rightholder,
        uint paid,
        uint par
    ) external returns (OptionsRepo.Head memory head);

    /// @notice Remove a pending option.
    /// @param seqOfOpt Option sequence number.
    /// @return flag True if removed.
    function delOption(uint256 seqOfOpt) external returns(bool flag);

    /// @notice Add an obligor to an option.
    /// @param seqOfOpt Option sequence number.
    /// @param obligor Account id.
    /// @return flag True if added.
    function addObligorIntoOpt(
        uint256 seqOfOpt,
        uint256 obligor
    ) external returns (bool flag);

    /// @notice Remove an obligor from an option.
    /// @param seqOfOpt Option sequence number.
    /// @param obligor Account id.
    /// @return flag True if removed.
    function removeObligorFromOpt(
        uint256 seqOfOpt,
        uint256 obligor
    ) external returns (bool flag);

    // ################
    // ##  Read I/O  ##
    // ################

    // ==== Option ====

    /// @notice Get the option counter.
    /// @return Counter value.
    function counterOfOptions() external view returns (uint32);

    /// @notice Get number of options.
    /// @return Count.
    function qtyOfOptions() external view returns (uint);

    /// @notice Check whether an option exists.
    /// @param seqOfOpt Option sequence number.
    /// @return True if exists.
    function isOption(uint256 seqOfOpt) external view returns (bool);

    /// @notice Get an option by sequence number.
    /// @param seqOfOpt Option sequence number.
    /// @return option Option record.
    function getOption(uint256 seqOfOpt) external view
        returns (OptionsRepo.Option memory option);

    /// @notice Get all options.
    /// @return Option list.
    function getAllOptions() external view returns (OptionsRepo.Option[] memory);

    // ==== Obligor ====

    /// @notice Check whether an account is an obligor.
    /// @param seqOfOpt Option sequence number.
    /// @param acct Account id.
    /// @return True if obligor.
    function isObligor(uint256 seqOfOpt, uint256 acct) external view returns (bool);

    /// @notice Get obligors of an option.
    /// @param seqOfOpt Option sequence number.
    /// @return Obligor accounts.
    function getObligorsOfOption(uint256 seqOfOpt) external view returns (uint256[] memory);

    // ==== snOfOpt ====
    /// @notice Get list of option sequence numbers.
    /// @return Option ids.
    function getSeqList() external view returns(uint[] memory);

}

Contents

LockUp.sol

contracts/comps/books/roc/terms/LockUp.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../common/access/DraftControl.sol";

import "./ILockUp.sol";

contract LockUp is ILockUp, DraftControl {
    using ArrayUtils for uint256[];
    using EnumerableSet for EnumerableSet.UintSet;
    using InterfacesHub for address;

    // default expire date as "2105-09-19"
    uint48 internal constant _REMOTE_FUTURE = 4282732800;

    // lockers[0].keyHolders: ssnList;
    // seqOfShare => Locker
    mapping(uint256 => Locker) private _lockers;

    // ################
    // ## Write I/O  ##
    // ################

    function setLocker(uint256 seqOfShare, uint dueDate) external onlyAttorney {
        _lockers[seqOfShare].dueDate = uint48(dueDate) == 0 ? _REMOTE_FUTURE : uint48(dueDate);
        _lockers[0].keyHolders.add(seqOfShare);
    }

    function delLocker(uint256 seqOfShare) external onlyAttorney {
        if (_lockers[0].keyHolders.remove(seqOfShare)) {
            delete _lockers[seqOfShare];
        }
    }

    function addKeyholder(uint256 seqOfShare, uint256 keyholder) external onlyAttorney {
        if(seqOfShare == 0)
            revert LU_ZeroValue(bytes32("LU_ZeroSeqOfShare"));
        _lockers[seqOfShare].keyHolders.add(keyholder);
    }

    function removeKeyholder(uint256 seqOfShare, uint256 keyholder) external onlyAttorney {
        if(seqOfShare == 0)
            revert LU_ZeroValue(bytes32("LU_ZeroSeqOfShare"));
        _lockers[seqOfShare].keyHolders.remove(keyholder);
    }

    // ################
    // ##  Read I/O  ##
    // ################

    function isLocked(uint256 seqOfShare) public view returns (bool) {
        if(seqOfShare == 0)
            revert LU_ZeroValue(bytes32("LU_ZeroSeqOfShare"));
        return _lockers[seqOfShare].dueDate > block.timestamp;
    }

    function getLocker(uint256 seqOfShare)
        external
        view
        returns (uint48 dueDate, uint256[] memory keyHolders)
    {
        dueDate = _lockers[seqOfShare].dueDate;
        keyHolders = _lockers[seqOfShare].keyHolders.values();
    }

    function lockedShares() external view returns (uint256[] memory) {
        return _lockers[0].keyHolders.values();
    }

    // ################
    // ##  Term      ##
    // ################

    function isTriggered(DealsRepo.Deal memory deal) public view returns (bool) {

        if (
            deal.head.typeOfDeal > 1 &&
            isLocked(deal.head.seqOfShare) &&
            _lockers[deal.head.seqOfShare].dueDate >= deal.head.closingDeadline
        ) return true;

        return false;
    }

    function _isExempted(DealsRepo.Deal memory deal, uint256[] memory agreedParties)
        private
        view
        returns (bool)
    {
        if (!isTriggered(deal)) return true;

        Locker storage locker = _lockers[deal.head.seqOfShare];

        uint256[] memory holders = locker.keyHolders.values();
        uint256 len = holders.length;

        if (len == 0 || len > agreedParties.length) {
            return false;
        } else {
            return holders.fullyCoveredBy(agreedParties);
        }
    }

    function isExempted(address ia, DealsRepo.Deal memory deal) external view returns (bool) {

        uint seqOfMotion = _gk.getROA().getHeadOfFile(ia).seqOfMotion;

        uint256[] memory parties = ISigPage(ia).getParties();

        BallotsBox.Case memory consentCase = _gk.getGMM().getCaseOfAttitude(seqOfMotion, 1);

        uint256[] memory supporters =
            consentCase.voters.combine(consentCase.principals).merge(parties);

        return _isExempted(deal, supporters);
    }

}

Contents

Options.sol

contracts/comps/books/roc/terms/Options.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../common/access/DraftControl.sol";

import "./IOptions.sol";

contract Options is IOptions, DraftControl {
    using OptionsRepo for OptionsRepo.Repo;
    using OptionsRepo for OptionsRepo.Option;
    using OptionsRepo for OptionsRepo.Head;
    using OptionsRepo for bytes32;
    using EnumerableSet for EnumerableSet.Bytes32Set;
    using EnumerableSet for EnumerableSet.UintSet;

    OptionsRepo.Repo private _repo;

    // ################
    // ## Write I/O  ##
    // ################

    function createOption(
        bytes32 snOfOpt,
        bytes32 snOfCond,
        uint rightholder,
        uint paid,
        uint par
    ) external onlyAttorney returns (OptionsRepo.Head memory head) {
        head = _repo.createOption(snOfOpt, snOfCond, rightholder, paid, par);
    }

    function delOption(uint256 seqOfOpt) external onlyAttorney returns(bool flag){
        flag = _repo.removeOption(seqOfOpt);
    }

    function addObligorIntoOpt(
        uint256 seqOfOpt,
        uint256 obligor
    ) external onlyAttorney returns (bool flag) {
        if (isOption(seqOfOpt))
            flag = _repo.records[seqOfOpt].obligors.add(obligor);
    }

    function removeObligorFromOpt(
        uint256 seqOfOpt,
        uint256 obligor
    ) external onlyAttorney returns (bool flag) {
        if (isOption(seqOfOpt))
            flag = _repo.records[seqOfOpt].obligors.remove(obligor);
    }

    // ################
    // ##  Read I/O  ##
    // ################

    // ==== Option ====

    function counterOfOptions() external view returns (uint32) {
        return _repo.counterOfOptions();
    }

    function qtyOfOptions() external view returns (uint) {
        return _repo.qtyOfOptions();
    }

    function isOption(uint256 seqOfOpt) public view returns (bool) {
        return _repo.isOption(seqOfOpt);
    }

    function getOption(uint256 seqOfOpt) external view
        returns (OptionsRepo.Option memory option)
    {
        return _repo.getOption(seqOfOpt);
    }

    function getAllOptions() external view returns (OptionsRepo.Option[] memory)
    {
        return _repo.getAllOptions();
    }

    // ==== Obligor ====

    function isObligor(uint256 seqOfOpt, uint256 acct) external view returns (bool)
    {
        return _repo.isObligor(seqOfOpt, acct);
    }

    function getObligorsOfOption(uint256 seqOfOpt) external view returns (uint256[] memory)
    {
        return _repo.getObligorsOfOption(seqOfOpt);
    }

    function getSeqList() external view returns(uint[] memory) {
        return _repo.getSeqList();
    }

}

Contents

IRegisterOfDirectors.sol

contracts/comps/books/rod/IRegisterOfDirectors.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../common/components/IMeetingMinutes.sol";

import "../../../lib/books/OfficersRepo.sol";
import "../../../lib/InterfacesHub.sol";

/// @title IRegisterOfDirectors
/// @notice Interface for managing director/officer positions and appointments.
/// @dev Provides write functions for position lifecycle and read queries for roles.
interface IRegisterOfDirectors {

    //###################
    //##    Events     ##
    //###################

    /// @notice Emitted when a position is created or updated.
    /// @param snOfPos Encoded position head (title/seq/nomination/term fields).
    event AddPosition(bytes32 indexed snOfPos);

    /// @notice Emitted when a position is removed.
    /// @param seqOfPos Position sequence number.
    event RemovePosition(uint256 indexed seqOfPos);

    /// @notice Emitted when a position is taken by an officer.
    /// @param seqOfPos Position sequence number.
    /// @param caller Officer account id.
    event TakePosition(uint256 indexed seqOfPos, uint256 indexed caller);

    /// @notice Emitted when an officer quits a position.
    /// @param seqOfPos Position sequence number.
    /// @param caller Officer account id.
    event QuitPosition(uint256 indexed seqOfPos, uint256 indexed caller);

    /// @notice Emitted when a position is vacated by removal.
    /// @param seqOfPos Position sequence number.
    event RemoveOfficer(uint256 indexed seqOfPos);

    //#################
    //##  Write I/O  ##
    //#################

    /// @notice Create a position using an encoded serial number.
    /// @param snOfPos Encoded position head (non-zero, valid fields).
    function createPosition(bytes32 snOfPos) external;

    /// @notice Update a position with explicit fields.
    /// @param pos Position struct (seqOfPos > 0, title > Shareholder, endDate > startDate).
    function updatePosition(OfficersRepo.Position memory pos) external;

    /// @notice Remove a vacant position.
    /// @param seqOfPos Position sequence number (> 0).
    function removePosition(uint256 seqOfPos) external;

    /// @notice Take an available position.
    /// @param seqOfPos Position sequence number (> 0).
    /// @param caller Officer account id (> 0).
    function takePosition (uint256 seqOfPos, uint caller) external;

    /// @notice Quit a position held by the caller.
    /// @param seqOfPos Position sequence number (> 0).
    /// @param caller Officer account id (> 0).
    function quitPosition (uint256 seqOfPos, uint caller) external;

    /// @notice Vacate a position by removal.
    /// @param seqOfPos Position sequence number (> 0).
    function removeOfficer (uint256 seqOfPos) external;

    //################
    //##    Read    ##
    //################

    // ==== Positions ====

    /// @notice Check whether a position exists and is active.
    /// @param seqOfPos Position sequence number (> 0).
    /// @return True if exists.
    function posExist(uint256 seqOfPos) external view returns (bool);

    /// @notice Check whether a position is occupied.
    /// @param seqOfPos Position sequence number (> 0).
    /// @return True if occupied.
    function isOccupied(uint256 seqOfPos) external view returns (bool);

    /// @notice Get position details.
    /// @param seqOfPos Position sequence number (> 0).
    /// @return Position record.
    function getPosition(uint256 seqOfPos) external view
        returns (OfficersRepo.Position memory);

    // ==== Managers ====

    /// @notice Check whether an account is a manager.
    /// @param acct Account id (> 0).
    /// @return True if manager.
    function isManager(uint256 acct) external view returns (bool);

    /// @notice Get number of managers.
    /// @return Count of managers.
    function getNumOfManagers() external view returns (uint256);

    /// @notice Get manager account list.
    /// @return Manager user list.
    function getManagersList() external view returns (uint256[] memory);

    /// @notice Get manager position list.
    /// @return Position id list.
    function getManagersPosList() external view returns(uint[] memory);

    // ==== Directors ====

    /// @notice Check whether an account is a director.
    /// @param acct Account id (> 0).
    /// @return True if director.
    function isDirector(uint256 acct) external view returns (bool);

    /// @notice Get number of directors.
    /// @return Count of directors.
    function getNumOfDirectors() external view returns (uint256);

    /// @notice Get director account list.
    /// @return Director user list.
    function getDirectorsList() external view
        returns (uint256[] memory);

    /// @notice Get director position list.
    /// @return Position id list.
    function getDirectorsPosList() external view
        returns (uint256[] memory);

    // ==== Executives ====

    /// @notice Check whether an account holds a position.
    /// @param acct Account id (> 0).
    /// @param seqOfPos Position sequence number (> 0).
    /// @return True if holds.
    function hasPosition(uint256 acct, uint256 seqOfPos)
        external view returns(bool);

    /// @notice Get positions held by an account.
    /// @param acct Account id (> 0).
    /// @return Position id list.
    function getPosInHand(uint256 acct)
        external view returns (uint256[] memory);

    /// @notice Get full position info held by an account.
    /// @param acct Account id (> 0).
    /// @return Position list.
    function getFullPosInfoInHand(uint acct)
        external view returns (OfficersRepo.Position[] memory);

    /// @notice Check whether an account holds a title.
    /// @param acct Account id (> 0).
    /// @param title Title id (see OfficersRepo.TitleOfOfficers).
    /// @return flag True if holds.
    function hasTitle(uint acct, uint title)
        external view returns (bool flag);

    /// @notice Check whether an account has nomination rights for a position.
    /// @param seqOfPos Position sequence number (> 0).
    /// @param acct Account id (> 0).
    /// @return True if has rights.
    function hasNominationRight(uint seqOfPos, uint acct)
        external view returns (bool);

    // ==== seatsCalculator ====

    /// @notice Get number of board seats occupied under an account's nomination.
    /// @param acct Account id (> 0).
    /// @return Number of occupied seats.
    function getBoardSeatsOccupied(uint acct) external view
        returns (uint256);
}

Contents

RegisterOfDirectors.sol

contracts/comps/books/rod/RegisterOfDirectors.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IRegisterOfDirectors.sol";
import "../../common/access/AccessControl.sol";

contract RegisterOfDirectors is IRegisterOfDirectors, AccessControl {
    using OfficersRepo for OfficersRepo.Repo;
    using InterfacesHub for address;

    // Repository for directors, officers, their positions, and their titles.
    OfficersRepo.Repo private _repo;

    // ==== UUPS Upgradeable ====
    uint256[50] private __gap;

    //#################
    //##  Write I/O  ##
    //#################

    // ==== PositionSetting ====
    function createPosition(bytes32 snOfPos) external onlyKeeper {
            _repo.createPosition(snOfPos);
        emit AddPosition(snOfPos);
    }

    function updatePosition(OfficersRepo.Position memory pos) external onlyKeeper {
        _repo.addPosition(pos);
        emit AddPosition(OfficersRepo.codifyPosition(pos));
    }

    function removePosition(uint256 seqOfPos) external onlyKeeper {
        if (_repo.removePosition(seqOfPos))
            emit RemovePosition(seqOfPos);
    }

    // ---- Officers ----

    function takePosition (uint256 seqOfPos, uint caller) external onlyKeeper {
        if (_repo.takePosition(seqOfPos, caller))
            emit TakePosition(seqOfPos, caller);
    }

    function quitPosition (uint256 seqOfPos, uint caller) external onlyKeeper {
        if (_repo.quitPosition(seqOfPos, caller))
            emit QuitPosition(seqOfPos, caller);
    }

    function removeOfficer (uint256 seqOfPos) external onlyKeeper {
        if (_repo.vacatePosition(seqOfPos))
            emit RemoveOfficer(seqOfPos);
    }

    //################
    //##    Read    ##
    //################

    // ==== Positions ====

    function posExist(uint256 seqOfPos) external view returns (bool) {
        return _repo.posExist(seqOfPos);
    }

    function isOccupied(uint256 seqOfPos) external view returns (bool) {
        return _repo.isOccupied(seqOfPos);
    }

    function getPosition(uint256 seqOfPos) external view
        returns (OfficersRepo.Position memory)
    {
        return _repo.getPosition(seqOfPos);
    }

    // ==== Managers ====

    function isManager(uint256 acct) external view returns (bool) {
        return _repo.isManager(acct);
    }

    function getNumOfManagers() external view returns (uint256) {
        return _repo.getNumOfManagers();
    }

    function getManagersList() external view returns (uint256[] memory) {
        return _repo.getManagersList();
    }

    function getManagersPosList() external view returns(uint[] memory) {
        return _repo.getManagersPosList();
    }

    // ==== Directors ====

    function isDirector(uint256 acct) external view returns (bool) {
        return _repo.isDirector(acct);
    }

    function getNumOfDirectors() external view returns (uint256) {
        return _repo.getNumOfDirectors();
    }

    function getDirectorsList() external view
        returns (uint256[] memory)
    {
        return _repo.getDirectorsList();
    }

    function getDirectorsPosList() external view
        returns (uint256[] memory )
    {
        return _repo.getDirectorsPosList();
    }

    // ==== Executives ====

    function hasPosition(uint256 acct, uint256 seqOfPos)
        external view returns(bool)
    {
        return _repo.hasPosition(acct, seqOfPos);
    }

    function getPosInHand(uint256 acct)
        external view returns (uint256[] memory)
    {
        return _repo.getPosInHand(acct);
    }

    function getFullPosInfoInHand(uint acct)
        external view returns (OfficersRepo.Position[] memory)
    {
        return _repo.getFullPosInfoInHand(acct);
    }

    function hasTitle(uint acct, uint title) external view returns (bool flag)
    {
        flag = _repo.hasTitle(acct, title, _gk.getROM());
    }

    function hasNominationRight(uint seqOfPos, uint acct) external view returns (bool)
    {
        return _repo.hasNominationRight(seqOfPos, acct, _gk.getROM());
    }

    // ==== seatsCalculator ====

    function getBoardSeatsOccupied(uint acct) external view
        returns (uint256 )
    {
        return _repo.getBoardSeatsOccupied(acct);
    }
}

Contents

IRegisterOfInvestors.sol

contracts/comps/books/roi/IRegisterOfInvestors.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../lib/books/InvestorsRepo.sol";
import "../../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title IRegisterOfInvestors
/// @notice Interface for investor registry and compliance controls.
interface IRegisterOfInvestors {

     // ################
     // ##    Error   ##
     // ################

    error ROI_WrongState(bytes32 reason);

    error ROI_Overflow(bytes32 reason);

     // ################
     // ##  Event(s)  ##
     // ################

    /// @notice Emitted when LOO operations are paused.
    /// @param agent Operator user number.
    event Paused(uint indexed agent);

    /// @notice Emitted when LOO operations are unpaused.
    /// @param agent Operator user number.
    event UnPaused(uint indexed agent);

    /// @notice Emitted when a share is frozen for compliance.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount frozen.
    /// @param caller Operator user number.
    /// @param hashOrder Related order hash.
    event FreezeShare(uint indexed seqOfShare, uint indexed paid, uint indexed caller, bytes32 hashOrder);

    /// @notice Emitted when a frozen share is unfrozen.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount unfrozen.
    /// @param caller Operator user number.
    /// @param hashOrder Related order hash.
    event UnfreezeShare(uint indexed seqOfShare, uint indexed paid, uint indexed caller, bytes32 hashOrder);

    /// @notice Emitted when a forced transfer is executed for a frozen share.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount transferred.
    /// @param caller Operator user number.
    /// @param hashOrder Related order hash.
    event ForceTransfer(uint indexed seqOfShare, uint indexed paid, uint indexed caller, bytes32 hashOrder);

    /// @notice Emitted when an investor is registered.
    /// @param investor Investor user number.
    /// @param groupRep Group representative user number.
    /// @param idHash Investor id hash.
    event RegInvestor(uint indexed investor, uint indexed groupRep, bytes32 indexed idHash);

    /// @notice Emitted when an investor is approved.
    /// @param investor Investor user number.
    /// @param verifier Verifier user number.
    event ApproveInvestor(uint indexed investor, uint indexed verifier);

    /// @notice Emitted when an investor approval is revoked.
    /// @param investor Investor user number.
    /// @param verifier Verifier user number.
    event RevokeInvestor(uint indexed investor, uint indexed verifier);

    //#################
    //##  Write I/O  ##
    //#################

    // ==== Pause LOO ====

    /// @notice Pause LOO operations.
    /// @param caller Operator user number.
    function pause(uint caller) external;

    /// @notice Unpause LOO operations.
    /// @param caller Operator user number.
    function unPause(uint caller) external;

    // ==== Freeze Share ====

    /// @notice Freeze a share for an investor.
    /// @param userNo Investor user number.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount.
    /// @param caller Operator user number.
    /// @param hashOrder Order hash.
    function freezeShare(
        uint userNo, uint seqOfShare, uint paid, uint caller,
        bytes32 hashOrder
    ) external;

    /// @notice Unfreeze a share for an investor.
    /// @param userNo Investor user number.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount.
    /// @param caller Operator user number.
    /// @param hashOrder Order hash.
    function unfreezeShare(
        uint userNo, uint seqOfShare, uint paid, uint caller,
        bytes32 hashOrder
    ) external;

    /// @notice Force transfer a frozen share.
    /// @param userNo Investor user number.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount.
    /// @param caller Operator user number.
    /// @param hashOrder Order hash.
    function forceTransfer(
        uint userNo, uint seqOfShare, uint paid, uint caller,
        bytes32 hashOrder
    ) external;

    // ==== Investor ====

    /// @notice Register or update an investor.
    /// @param userNo Investor user number.
    /// @param groupRep Group representative.
    /// @param idHash ID hash.
    function regInvestor(uint userNo,uint groupRep,bytes32 idHash) external;

    /// @notice Approve an investor.
    /// @param userNo Investor user number.
    /// @param verifier Verifier user number.
    function approveInvestor(uint userNo,uint verifier) external;

    /// @notice Revoke an investor.
    /// @param userNo Investor user number.
    /// @param verifier Verifier user number.
    function revokeInvestor(uint userNo,uint verifier) external;

    /// @notice Restore investors repo from snapshots.
    /// @param list Investor list.
    /// @param qtyOfInvestors Approved investor count.
    function restoreInvestorsRepo(InvestorsRepo.Investor[] memory list, uint qtyOfInvestors) external;

    //################
    //##  Read I/O  ##
    //################

    // ==== Paused ====

    /// @notice Check if paused.
    /// @return True if paused.
    function isPaused() external view returns (bool);

    // ==== Freeze ====

    /// @notice Check if investor is frozen.
    /// @param userNo Investor user number.
    /// @return True if frozen.
    function isFrozen(uint userNo) external view returns(bool);

    /// @notice Check if share is frozen.
    /// @param seqOfShare Share sequence.
    /// @return True if frozen.
    function isFrozenShare(uint seqOfShare) external view returns(bool);

    /// @notice Get frozen shares of an investor.
    /// @param userNo Investor user number.
    /// @return Share list.
    function frozenShares(uint userNo) external view returns(uint[] memory);

    /// @notice Get frozen paid amount for a share.
    /// @param seqOfShare Share sequence.
    /// @return Paid amount.
    function frozenPaid(uint seqOfShare) external view returns(uint);

    // ==== Investor ====

    /// @notice Check if investor exists.
    /// @param userNo Investor user number.
    /// @return True if exists.
    function isInvestor(uint userNo) external view returns(bool);

    /// @notice Get investor record.
    /// @param userNo Investor user number.
    /// @return Investor record.
    function getInvestor(uint userNo) external view returns(InvestorsRepo.Investor memory);

    /// @notice Get approved investor count.
    /// @return Count.
    function getQtyOfInvestors() external view returns(uint);

    /// @notice Get investor list.
    /// @return Investor user numbers.
    function investorList() external view returns(uint[] memory);

    /// @notice Get investor info list.
    /// @return Investor records.
    function investorInfoList() external view returns(InvestorsRepo.Investor[] memory);

}

Contents

RegisterOfInvestors.sol

contracts/comps/books/roi/RegisterOfInvestors.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IRegisterOfInvestors.sol";
import "../../common/access/AccessControl.sol";

contract RegisterOfInvestors is IRegisterOfInvestors, AccessControl {
    using InvestorsRepo for InvestorsRepo.Repo;
    using EnumerableSet for EnumerableSet.UintSet;

    // Repository for investors and their groupings.
    InvestorsRepo.Repo private _investors;

    /// @dev mapping from seqOfShare to paid amount under frozen;
    mapping(uint => uint) private _frozenPaid;

    /// @dev mapping from userNo to seqOfShare under frozen;
    mapping(uint => EnumerableSet.UintSet) private _frozenShares;

    bool private _paused;

    // ==== UUPSUpgradable ====
    uint256[50] private __gap;

    //#################
    //##  Write I/O  ##
    //#################

    // ==== Pause LOO ====

    function pause(uint caller) external onlyKeeper {
        if (_paused == true) {
            revert ROI_WrongState("ROI_AlreadyPaused");
        }
        _paused = true;
        emit Paused(caller);
    }

    function unPause(uint caller) external onlyKeeper {
        if (_paused == false) {
            revert ROI_WrongState("ROI_AlreadyUnpaused");
        }
        _paused = false;
        emit UnPaused(caller);
    }

    // ==== Freeze Share ====

    function freezeShare(
        uint userNo, uint seqOfShare, uint paid, uint caller,
        bytes32 hashOrder
    ) external onlyKeeper {
        _frozenShares[userNo].add(seqOfShare);
        _frozenPaid[seqOfShare] += paid;
        emit FreezeShare(seqOfShare, paid, caller, hashOrder);
    }

    function unfreezeShare(
        uint userNo, uint seqOfShare, uint paid, uint caller,
        bytes32 hashOrder
    ) external onlyKeeper {
        _unfreezeShare(userNo, seqOfShare, paid);
        emit UnfreezeShare(seqOfShare, paid, caller, hashOrder);
    }

    function _unfreezeShare(
        uint userNo, uint seqOfShare, uint paid
    ) private {
        if (_frozenPaid[seqOfShare] < paid) {
            revert ROI_Overflow("ROI_ShotOfFrozenPaid");
        }
        _frozenPaid[seqOfShare] -= paid;
        if (_frozenPaid[seqOfShare] == 0 )
            _frozenShares[userNo].remove(seqOfShare);
    }

    function forceTransfer(
        uint userNo, uint seqOfShare, uint paid, uint caller,
        bytes32 hashOrder
    ) external onlyKeeper {
        _unfreezeShare(userNo, seqOfShare, paid);
        emit ForceTransfer(seqOfShare, paid, caller, hashOrder);
    }

    // ==== Investor ====

    function regInvestor(
        uint userNo,
        uint groupRep,
        bytes32 idHash
    ) external onlyKeeper {
        _investors.regInvestor(userNo, groupRep, idHash);
        emit RegInvestor(userNo, groupRep, idHash);
    }

    function approveInvestor(
        uint userNo,
        uint verifier
    ) external onlyKeeper {
        _investors.approveInvestor(userNo, verifier);
        emit ApproveInvestor(userNo, verifier);
    }

    function revokeInvestor(
        uint userNo,
        uint verifier
    ) external onlyKeeper {
        _investors.revokeInvestor(userNo, verifier);
        emit RevokeInvestor(userNo, verifier);
    }

    function restoreInvestorsRepo(
        InvestorsRepo.Investor[] memory list, uint qtyOfInvestors
    ) external onlyKeeper {
        _investors.restoreRepo(list, qtyOfInvestors);
    }

    //################
    //##  Read I/O  ##
    //################

    // ==== Paused ====

    function isPaused() external view returns (bool) {
        return _paused;
    }

    // ==== Frozen ====

    function isFrozen(uint userNo) external view returns(bool)
    {
        return _frozenShares[userNo].length() > 0;
    }

    function isFrozenShare(uint seqOfShare) external view returns(bool)
    {
        return _frozenPaid[seqOfShare] > 0;
    }

    function frozenShares(uint userNo) external view returns(uint[] memory)
    {
        return _frozenShares[userNo].values();
    }

    function frozenPaid(uint seqOfShare) external view returns(uint)
    {
        return _frozenPaid[seqOfShare];
    }

    // ==== Investor ====

    function isInvestor(
        uint userNo
    ) external view returns(bool) {
        return _investors.isInvestor(userNo);
    }

    function getInvestor(
        uint userNo
    ) external view returns(InvestorsRepo.Investor memory) {
        return _investors.getInvestor(userNo);
    }

    function getQtyOfInvestors()
        external view returns(uint)
    {
        return _investors.getQtyOfInvestors();
    }

    function investorList()
        external view returns(uint[] memory)
    {
        return _investors.investorList();
    }

    function investorInfoList()
        external view returns(InvestorsRepo.Investor[] memory)
    {
        return _investors.investorInfoList();
    }

}

Contents

IRegisterOfMembers.sol

contracts/comps/books/rom/IRegisterOfMembers.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../lib/books/Checkpoints.sol";
import "../../../lib/books/MembersRepo.sol";
import "../../../lib/books/SharesRepo.sol";
import "../../../lib/books/TopChain.sol";
import "../../../lib/InterfacesHub.sol";

/// @title IRegisterOfMembers
/// @notice Interface for member registry, votes, and grouping.
interface IRegisterOfMembers {

    //##################
    //##    Error     ##
    //##################

    error ROM_WrongInput(bytes32 reason);

    error ROM_WrongAccess(bytes32 reason);

    //##################
    //##    Event     ##
    //##################

    /// @notice Emitted when vote base is updated.
    /// @param basedOnPar True if vote base is par amount.
    event SetVoteBase(bool indexed basedOnPar);

    /// @notice Emitted when capital base is increased.
    /// @param votingWeight Voting weight delta.
    /// @param paid Paid amount delta.
    /// @param par Par amount delta.
    /// @param distrWeight Distribution weight delta.
    event CapIncrease(uint indexed votingWeight, uint indexed paid, uint indexed par, uint distrWeight);

    /// @notice Emitted when capital base is decreased.
    /// @param votingWeight Voting weight delta.
    /// @param paid Paid amount delta.
    /// @param par Par amount delta.
    /// @param distrWeight Distribution weight delta.
    event CapDecrease(uint indexed votingWeight, uint indexed paid, uint indexed par, uint distrWeight);

    /// @notice Emitted when maximum member count is updated.
    /// @param max Maximum count.
    event SetMaxQtyOfMembers(uint indexed max);

    /// @notice Emitted when minimum on-chain vote ratio is updated.
    /// @param min Minimum ratio.
    event SetMinVoteRatioOnChain(uint indexed min);

    /// @notice Emitted when amount base is updated.
    /// @param basedOnPar True if amount base is par amount.
    event SetAmtBase(bool indexed basedOnPar);

    /// @notice Emitted when a member is added.
    /// @param acct Member account.
    /// @param qtyOfMembers New member count.
    event AddMember(uint256 indexed acct, uint indexed qtyOfMembers);

    /// @notice Emitted when a share is linked to a member.
    /// @param seqOfShare Share sequence.
    /// @param acct Member account.
    event AddShareToMember(uint indexed seqOfShare, uint indexed acct);

    /// @notice Emitted when a share is removed from a member.
    /// @param seqOfShare Share sequence.
    /// @param acct Member account.
    event RemoveShareFromMember(uint indexed seqOfShare, uint indexed acct);

    /// @notice Emitted when member amounts are changed.
    /// @param acct Member account.
    /// @param paid Paid amount delta.
    /// @param par Par amount delta.
    /// @param increase True if increased, false if decreased.
    event ChangeAmtOfMember(
        uint indexed acct,
        uint indexed paid,
        uint indexed par,
        bool increase
    );

    /// @notice Emitted when a member is added to a group.
    /// @param acct Member account.
    /// @param root Group root account.
    event AddMemberToGroup(uint indexed acct, uint indexed root);

    /// @notice Emitted when a member is removed from a group.
    /// @param acct Member account.
    /// @param root Group root account.
    event RemoveMemberFromGroup(uint256 indexed acct, uint256 indexed root);

    /// @notice Emitted when group representative changes.
    /// @param orgRep Original representative account.
    /// @param newRep New representative account.
    event ChangeGroupRep(uint256 indexed orgRep, uint256 indexed newRep);

    //#################
    //##  Write I/O  ##
    //#################

    /// @notice Set maximum number of members.
    /// @param max Max member count.
    function setMaxQtyOfMembers(uint max) external;

    /// @notice Set minimum vote ratio required on chain.
    /// @param min Ratio (0-4999).
    function setMinVoteRatioOnChain(uint min) external;

    /// @notice Set vote base to par or paid.
    /// @param _basedOnPar True for par-based votes.
    function setVoteBase(bool _basedOnPar) external;

    /// @notice Increase/decrease capital base.
    /// @param votingWeight Voting weight (%).
    /// @param distrWeight Distribution weight (%).
    /// @param paid Paid amount.
    /// @param par Par amount.
    /// @param isIncrease True to increase, false to decrease.
    function capIncrease(
        uint votingWeight,
        uint distrWeight,
        uint paid,
        uint par,
        bool isIncrease
    ) external;

    /// @notice Add a member.
    /// @param acct Member user number.
    function addMember(uint256 acct) external;

    /// @notice Link a share to its member owner.
    /// @param share Share record.
    function addShareToMember(
        SharesRepo.Share memory share
    ) external;

    /// @notice Unlink a share from its member owner.
    /// @param share Share record.
    function removeShareFromMember(
        SharesRepo.Share memory share
    ) external;

    /// @notice Update member votes and points.
    /// @param acct Member user number.
    /// @param votingWeight Voting weight (%).
    /// @param distrWeight Distribution weight (%).
    /// @param deltaPaid Paid delta.
    /// @param deltaPar Par delta.
    /// @param isIncrease True to increase, false to decrease.
    function increaseAmtOfMember(
        uint acct,
        uint votingWeight,
        uint distrWeight,
        uint deltaPaid,
        uint deltaPar,
        bool isIncrease
    ) external ;

    /// @notice Group a member under a root.
    /// @param acct Member user number.
    /// @param root Root member user number.
    function addMemberToGroup(uint acct, uint root) external;

    /// @notice Remove a member from group.
    /// @param acct Member user number.
    function removeMemberFromGroup(uint256 acct) external;

    /// @notice Restore shares in ROM.
    /// @param shares Share list.
    function restoreSharesInRom(SharesRepo.Share[] memory shares) external;

    /// @notice Restore top chain state.
    /// @param list Node list.
    /// @param para Chain parameters.
    function restoreTopChainInRom(TopChain.Node[] memory list, TopChain.Para memory para) external;

    /// @notice Restore vote history for a member.
    /// @param acct Member user number.
    /// @param list Checkpoint list.
    /// @param distrPts Distribution points checkpoint.
    function restoreVotesHistoryInRom(
        uint acct, Checkpoints.Checkpoint[] memory list,
        Checkpoints.Checkpoint memory distrPts
    ) external;

    // ##############
    // ##   Read   ##
    // ##############

    /// @notice Check whether a user is member.
    /// @param acct User number.
    /// @return True if member.
    function isMember(uint256 acct) external view returns (bool);

    /// @notice Get total member count.
    /// @return Member count.
    function qtyOfMembers() external view returns (uint);

    /// @notice Get member list.
    /// @return Member user numbers.
    function membersList() external view returns (uint256[] memory);

    /// @notice Get sorted member list.
    /// @return Sorted member user numbers.
    function sortedMembersList() external view returns (uint256[] memory);

    /// @notice Get top-level member count.
    /// @return Count.
    function qtyOfTopMembers() external view returns (uint);

    /// @notice Get top-level member list.
    /// @return Member user numbers.
    function topMembersList() external view returns (uint[] memory);

    // ---- Cap & Equity ----

    /// @notice Get owners' equity checkpoint.
    /// @return Equity checkpoint.
    function ownersEquity() external view
        returns(Checkpoints.Checkpoint memory);

    /// @notice Get owners' distribution points.
    /// @return Points checkpoint.
    function ownersPoints() external view
        returns(Checkpoints.Checkpoint memory);

    /// @notice Get capital at date.
    /// @param date Timestamp.
    /// @return Checkpoint at date.
    function capAtDate(uint date) external view
        returns (Checkpoints.Checkpoint memory);

    /// @notice Get owners' equity history.
    /// @return Checkpoint history.
    function ownersEquityHistory() external view
        returns (Checkpoints.Checkpoint[] memory);

   /// @notice Get member equity.
   /// @param acct Member user number.
   /// @return Equity checkpoint.
   function equityOfMember(uint256 acct) external view
       returns (Checkpoints.Checkpoint memory);

   /// @notice Get member distribution points.
   /// @param acct Member user number.
   /// @return Points checkpoint.
   function pointsOfMember(uint256 acct) external view
       returns (Checkpoints.Checkpoint memory);

    /// @notice Get member equity at date.
    /// @param acct Member user number.
    /// @param date Timestamp.
    /// @return Equity checkpoint.
    function equityAtDate(uint acct, uint date)
        external view returns(Checkpoints.Checkpoint memory);

    /// @notice Get member current votes.
    /// @param acct Member user number.
    /// @return Votes.
    function votesInHand(uint256 acct)
        external view returns (uint64);

    /// @notice Get member votes at date.
    /// @param acct Member user number.
    /// @param date Timestamp.
    /// @return Votes.
    function votesAtDate(uint256 acct, uint date)
        external view
        returns (uint64);

    /// @notice Get vote history of member.
    /// @param acct Member user number.
    /// @return Checkpoint history.
    function votesHistory(uint acct)
        external view
        returns (Checkpoints.Checkpoint[] memory);

    // ---- ShareNum ----

    /// @notice Get number of shares held by member.
    /// @param acct Member user number.
    /// @return Share count.
    function qtyOfSharesInHand(uint acct)
        external view returns(uint);

    /// @notice Get shares held by member.
    /// @param acct Member user number.
    /// @return Share list.
    function sharesInHand(uint256 acct)
        external view
        returns (uint[] memory);

    // ---- Class ----

    /// @notice Get number of shares in class held by member.
    /// @param acct Member user number.
    /// @param class Share class id.
    /// @return Share count.
    function qtyOfSharesInClass(uint acct, uint class)
        external view returns(uint);

    /// @notice Get shares in class held by member.
    /// @param acct Member user number.
    /// @param class Share class id.
    /// @return Share list.
    function sharesInClass(uint256 acct, uint class)
        external view returns (uint[] memory);

    /// @notice Check if member belongs to class.
    /// @param acct Member user number.
    /// @param class Share class id.
    /// @return True if belongs.
    function isClassMember(uint256 acct, uint class)
        external view returns(bool);

    /// @notice Get classes a member belongs to.
    /// @param acct Member user number.
    /// @return Class ids.
    function classesBelonged(uint acct)
        external view returns(uint[] memory);

    /// @notice Get member count in a class.
    /// @param class Share class id.
    /// @return Member count.
    function qtyOfClassMember(uint class)
        external view returns(uint);

    /// @notice Get members of a class.
    /// @param class Share class id.
    /// @return Member list.
    function getMembersOfClass(uint class)
        external view returns(uint256[] memory);

    // ---- TopChain ----

    /// @notice Check whether votes are based on par.
    /// @return True if based on par.
    function basedOnPar() external view returns (bool);

    /// @notice Get max member count.
    /// @return Max count.
    function maxQtyOfMembers() external view returns (uint32);

    /// @notice Get min vote ratio on chain.
    /// @return Ratio value.
    function minVoteRatioOnChain() external view returns (uint32);

    /// @notice Get total votes.
    /// @return Vote sum.
    function totalVotes() external view returns (uint64);

    /// @notice Get controller user number.
    /// @return Controller user number.
    function controllor() external view returns (uint40);

    /// @notice Get tail of chain.
    /// @return Tail node id.
    function tailOfChain() external view returns (uint40);

    /// @notice Get head of queue.
    /// @return Head node id.
    function headOfQueue() external view returns (uint40);

    /// @notice Get tail of queue.
    /// @return Tail node id.
    function tailOfQueue() external view returns (uint40);

    // ==== group ====

    /// @notice Get group representative for member.
    /// @param acct Member user number.
    /// @return Representative user number.
    function groupRep(uint256 acct) external view returns (uint40);

    /// @notice Get total votes of a group.
    /// @param acct Group root user number.
    /// @return Vote sum.
    function votesOfGroup(uint256 acct) external view returns (uint64);

    /// @notice Get group depth.
    /// @param acct Group root user number.
    /// @return Depth value.
    function deepOfGroup(uint256 acct) external view returns (uint256);

    /// @notice Get members of a group.
    /// @param acct Group root user number.
    /// @return Member list.
    function membersOfGroup(uint256 acct)
        external view
        returns (uint256[] memory);

    /// @notice Get number of groups on chain.
    /// @return Group count.
    function qtyOfGroupsOnChain() external view returns (uint32);

    /// @notice Get total number of groups.
    /// @return Group count.
    function qtyOfGroups() external view returns (uint256);

    /// @notice Check if two accounts are affiliated.
    /// @param acct1 First user number.
    /// @param acct2 Second user number.
    /// @return True if affiliated.
    function affiliated(uint256 acct1, uint256 acct2)
        external view
        returns (bool);

    // ==== snapshot ====

    /// @notice Get top chain snapshot.
    /// @return Node list.
    /// @return Chain parameters.
    function getSnapshot() external view returns (TopChain.Node[] memory, TopChain.Para memory);
}

Contents

RegisterOfMembers.sol

contracts/comps/books/rom/RegisterOfMembers.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IRegisterOfMembers.sol";
import "../../common/access/AccessControl.sol";

contract RegisterOfMembers is IRegisterOfMembers, AccessControl {
    using MembersRepo for MembersRepo.Repo;
    using TopChain for TopChain.Chain;
    using Checkpoints for Checkpoints.History;
    using InterfacesHub for address;

    // Repository for members and their shares, votes, equity, points, and groupings.
    MembersRepo.Repo private _repo;

    // ==== UUPSUpgradable ====
    uint256[50] private __gap;

    //##################
    //##   Modifier   ##
    //##################

    modifier onlyROS() {
        if (msg.sender != address(_gk.getROS())) {
            revert ROM_WrongAccess("ROM_NotROS");
        }
        _;
    }

    //#################
    //##  Write I/O  ##
    //#################

    // ---- Options Setting ----

    function setMaxQtyOfMembers(uint max) external onlyKeeper {
        _repo.chain.setMaxQtyOfMembers(max);
        emit SetMaxQtyOfMembers(max);
    }

    function setMinVoteRatioOnChain(uint min) external onlyKeeper {
        _repo.chain.setMinVoteRatioOnChain(min);
        emit SetMinVoteRatioOnChain(min);
    }

    function setVoteBase(bool _basedOnPar) external onlyKeeper {
        IRegisterOfShares _ros = _gk.getROS();
        if (_repo.setVoteBase(_ros, _basedOnPar))
            emit SetVoteBase(_basedOnPar);
    }

    function capIncrease(
        uint votingWeight,
        uint distrWeight,
        uint paid,
        uint par,
        bool isIncrease
    ) external onlyROS {

        _repo.increaseAmtOfCap(votingWeight, distrWeight, paid, par, isIncrease);

        if (isIncrease) emit CapIncrease(votingWeight, paid, par, distrWeight);
        else emit CapDecrease(votingWeight, paid, par, distrWeight);
    }

    function addMember(uint256 acct) external onlyROS {
        if (_repo.addMember(acct))
            emit AddMember(acct, _repo.chain.qtyOfMembers());
    }

    function addShareToMember(
        SharesRepo.Share memory share
    ) external onlyROS {

        _repo.addShareToMember(share.head);

        _repo.increaseAmtOfMember(
            share.head.shareholder,
            share.head.votingWeight,
            share.body.distrWeight,
            share.body.paid,
            share.body.par,
            true
        );

        emit AddShareToMember(share.head.seqOfShare, share.head.shareholder);
    }

    function removeShareFromMember(
        SharesRepo.Share memory share
    ) external onlyROS {

        _repo.increaseAmtOfMember(
            share.head.shareholder,
            share.head.votingWeight,
            share.body.distrWeight,
            share.body.paid,
            share.body.par,
            false
        );

        _repo.removeShareFromMember(share.head);

        if (_repo.qtyOfSharesInHand(share.head.shareholder) == 0)
            _repo.delMember(share.head.shareholder);

        emit RemoveShareFromMember(share.head.seqOfShare, share.head.shareholder);
    }

    function increaseAmtOfMember(
        uint acct,
        uint votingWeight,
        uint distrWeight,
        uint deltaPaid,
        uint deltaPar,
        bool isIncrease
    ) public onlyROS {

        _repo.increaseAmtOfMember(
            acct,
            votingWeight,
            distrWeight,
            deltaPaid,
            deltaPar,
            isIncrease
        );

        emit ChangeAmtOfMember(
            acct,
            deltaPaid,
            deltaPar,
            isIncrease
        );
    }

    function addMemberToGroup(uint acct, uint root) external onlyKeeper {
        _repo.chain.top2Sub(acct, root);
        emit AddMemberToGroup(acct, root);
    }

    function removeMemberFromGroup(uint256 acct) external onlyKeeper {
        uint root = _repo.chain.rootOf(acct);
        uint256 next = _repo.chain.nextNode(acct);

        _repo.chain.sub2Top(acct);
        emit RemoveMemberFromGroup(acct, root);
        if (acct == root) emit ChangeGroupRep(root, next);
    }

    // ==== Restore ====

    function restoreSharesInRom(SharesRepo.Share[] memory shares) external onlyKeeper{
        _repo.restoreSharesInRepo(shares);
    }

    function restoreTopChainInRom(
        TopChain.Node[] memory list, TopChain.Para memory para
    ) external onlyKeeper {
        _repo.chain.restoreChain(list, para);
    }

    function restoreVotesHistoryInRom(
        uint acct, Checkpoints.Checkpoint[] memory list,
        Checkpoints.Checkpoint memory distrPts
    ) external onlyKeeper {
        MembersRepo.Member storage member = _repo.members[acct];
        member.votesInHand.restoreHistory(list);
        member.votesInHand.updateDistrPoints(distrPts.rate, distrPts.paid, distrPts.par, distrPts.points);
    }

    // ##################
    // ##   Read I/O   ##
    // ##################

    // ---- membersList ----

    function isMember(uint256 acct) external view returns (bool) {
        return _repo.isMember(acct);
    }

    function qtyOfMembers() external view returns (uint) {
        return _repo.qtyOfMembers();
    }

    function membersList() external view returns (uint256[] memory) {
        return _repo.membersList();
    }

    function sortedMembersList() external view returns (uint256[] memory) {
        return _repo.chain.sortedMembersList();
    }

    function qtyOfTopMembers() external view returns (uint) {
        return _repo.chain.qtyOfTopMembers();
    }

    function topMembersList() external view returns (uint[] memory) {
        return _repo.chain.topMembersList();
    }

    // ---- Cap & Equity ----

    function ownersEquity()
        external view
        returns(Checkpoints.Checkpoint memory)
    {
        return _repo.ownersEquity();
    }

    function ownersPoints()
        external view
        returns(Checkpoints.Checkpoint memory)
    {
        return _repo.ownersPoints();
    }

    function capAtDate(uint date)
        external view
        returns (Checkpoints.Checkpoint memory)
    {
        return _repo.capAtDate(date);
    }

    function ownersEquityHistory() external view
        returns (Checkpoints.Checkpoint[] memory)
    {
        return _repo.ownersEquityHistory();
    }

   function equityOfMember(uint256 acct)
        external view
        returns (Checkpoints.Checkpoint memory)
    {
        return _repo.equityOfMember(acct);
    }

   function pointsOfMember(uint256 acct)
        external view
        returns (Checkpoints.Checkpoint memory)
    {
        return _repo.pointsOfMember(acct);
    }

   function equityAtDate(uint256 acct, uint date)
        external view
        returns (Checkpoints.Checkpoint memory)
    {
        return _repo.equityAtDate(acct, date);
    }

    function votesInHand(uint256 acct)
        external
        view
        returns (uint64)
    {
        if (!_repo.isMember(acct)) {
            revert ROM_WrongInput("ROM_NotMember");
        }
        return _repo.chain.nodes[acct].amt;
    }

    function votesAtDate(uint256 acct, uint date)
        external view
        returns (uint64)
    {
        return _repo.votesAtDate(acct, date);
    }

    function votesHistory(uint acct)
        external view
        returns (Checkpoints.Checkpoint[] memory)
    {
        return _repo.votesHistory(acct);
    }

    // ---- ShareNum ----

    function qtyOfSharesInHand(uint acct)
        external view returns(uint)
    {
        return _repo.qtyOfSharesInHand(acct);
    }

    function sharesInHand(uint256 acct)
        external view
        returns (uint[] memory)
    {
        return _repo.sharesInHand(acct);
    }

    // ---- Class ----

    function qtyOfSharesInClass(uint acct, uint class)
        external view returns(uint)
    {
        return _repo.qtyOfSharesInClass(acct, class);
    }

    function sharesInClass(uint256 acct, uint class)
        external view
        returns (uint[] memory)
    {
        return _repo.sharesInClass(acct, class);
    }

    function isClassMember(uint256 acct, uint class)
        external view returns(bool)
    {
        return _repo.isClassMember(acct, class);
    }

    function classesBelonged(uint acct)
        external view returns(uint[] memory)
    {
        return _repo.classesBelonged(acct);
    }

    function qtyOfClassMember(uint class)
        external view returns(uint)
    {
        return _repo.qtyOfClassMember(class);
    }

    function getMembersOfClass(uint class)
        external view returns(uint256[] memory)
    {
        return _repo.getMembersOfClass(class);
    }

    // ---- TopChain ----

    function basedOnPar() external view returns (bool) {
        return _repo.chain.basedOnPar();
    }

    function maxQtyOfMembers() external view returns (uint32) {
        return _repo.chain.maxQtyOfMembers();
    }

    function minVoteRatioOnChain() external view returns (uint32) {
        return _repo.chain.minVoteRatioOnChain();
    }

    function totalVotes() external view returns (uint64) {
        return _repo.chain.totalVotes();
    }

    function controllor() external view returns (uint40) {
        return _repo.chain.head();
    }

    function tailOfChain() external view returns (uint40) {
        return _repo.chain.tail();
    }

    function headOfQueue() external view returns (uint40) {
        return _repo.chain.headOfQueue();
    }

    function tailOfQueue() external view returns (uint40) {
        return _repo.chain.tailOfQueue();
    }

    // ==== group ====

    function groupRep(uint256 acct) external view returns (uint40) {
        return _repo.chain.rootOf(acct);
    }

    function votesOfGroup(uint256 acct) external view returns (uint64) {
        return _repo.chain.votesOfGroup(acct);
    }

    function deepOfGroup(uint256 acct) external view returns (uint256) {
        return _repo.chain.deepOfBranch(acct);
    }

    function membersOfGroup(uint256 acct)
        external
        view
        returns (uint256[] memory)
    {
        return _repo.chain.membersOfGroup(acct);
    }

    function qtyOfGroupsOnChain() external view returns (uint32) {
        return _repo.chain.qtyOfBranches();
    }

    function qtyOfGroups() external view returns (uint256) {
        return _repo.chain.qtyOfGroups();
    }

    function affiliated(uint256 acct1, uint256 acct2)
        external
        view
        returns (bool)
    {
        return _repo.chain.affiliated(acct1, acct2);
    }

    // ==== snapshot ====

    function getSnapshot() external view returns (TopChain.Node[] memory, TopChain.Para memory) {
        return _repo.chain.getSnapshot();
    }
}

Contents

IRegisterOfOptions.sol

contracts/comps/books/roo/IRegisterOfOptions.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

import "../roc/terms/IOptions.sol";
import "../../../lib/books/OptionsRepo.sol";
import "../../../lib/books/SwapsRepo.sol";
import "../../../lib/InterfacesHub.sol";

pragma solidity ^0.8.24;

/// @title IRegisterOfOptions
/// @notice Interface for options registry, execution, and swaps.
interface IRegisterOfOptions {

    // ################
    // ##   Event    ##
    // ################

    /// @notice Emitted when an option is created.
    /// @param seqOfOpt Option sequence.
    /// @param codeOfOpt Option code.
    event CreateOpt(uint256 indexed seqOfOpt, bytes32 indexed codeOfOpt);

    /// @notice Emitted when an option is issued.
    /// @param seqOfOpt Option sequence.
    /// @param issueDate Issue date (timestamp).
    event IssueOpt(uint256 indexed seqOfOpt, uint indexed issueDate);

    /// @notice Emitted when an obligor is added to an option.
    /// @param seqOfOpt Option sequence.
    /// @param obligor Obligor account.
    event AddObligorIntoOpt(uint256 indexed seqOfOpt, uint256 indexed obligor);

    /// @notice Emitted when an obligor is removed from an option.
    /// @param seqOfOpt Option sequence.
    /// @param obligor Obligor account.
    event RemoveObligorFromOpt(uint256 indexed seqOfOpt, uint256 indexed obligor);

    /// @notice Emitted when oracle data is updated for an option.
    /// @param seqOfOpt Option sequence.
    /// @param data1 Data slot 1.
    /// @param data2 Data slot 2.
    /// @param data3 Data slot 3.
    event UpdateOracle(uint256 indexed seqOfOpt, uint indexed data1, uint indexed data2, uint data3);

    /// @notice Emitted when an option is executed.
    /// @param seqOfOpt Option sequence.
    event ExecOpt(uint256 indexed seqOfOpt);

    /// @notice Emitted when a swap is registered for an option.
    /// @param seqOfOpt Option sequence.
    /// @param snOfSwap Swap serial number.
    event RegSwap(uint256 indexed seqOfOpt, bytes32 indexed snOfSwap);

    /// @notice Emitted when a swap is paid off.
    /// @param seqOfOpt Option sequence.
    /// @param snOfSwap Swap serial number.
    event PayOffSwap(uint256 indexed seqOfOpt, bytes32 indexed snOfSwap);

    /// @notice Emitted when a swap is terminated.
    /// @param seqOfOpt Option sequence.
    /// @param seqOfSwap Swap sequence.
    event TerminateSwap(uint256 indexed seqOfOpt, uint indexed seqOfSwap);

    // ################
    // ##   Write    ##
    // ################

    /// @notice Create an option from encoded inputs.
    /// @param sn Packed option head.
    /// @param snOfCond Packed condition head.
    /// @param rightholder Rightholder user number.
    /// @param paid Paid amount.
    /// @param par Par amount.
    /// @return head Option head.
    function createOption(
        bytes32 sn,
        bytes32 snOfCond,
        uint rightholder,
        uint paid,
        uint par
    ) external returns(OptionsRepo.Head memory head);

    /// @notice Issue a prepared option.
    /// @param opt Option record.
    function issueOption(OptionsRepo.Option memory opt) external;

    /// @notice Register option terms contract.
    /// @param opts Options terms address.
    function regOptionTerms(address opts) external;

    /// @notice Add obligor to option.
    /// @param seqOfOpt Option sequence.
    /// @param obligor Obligor user number.
    function addObligorIntoOption(uint256 seqOfOpt, uint256 obligor) external;

    /// @notice Remove obligor from option.
    /// @param seqOfOpt Option sequence.
    /// @param obligor Obligor user number.
    function removeObligorFromOption(uint256 seqOfOpt, uint256 obligor) external;

    /// @notice Update oracle data for option.
    /// @param seqOfOpt Option sequence.
    /// @param d1 Data slot 1.
    /// @param d2 Data slot 2.
    /// @param d3 Data slot 3.
    function updateOracle(
        uint256 seqOfOpt,
        uint d1,
        uint d2,
        uint d3
    ) external;

    /// @notice Execute an option.
    /// @param seqOfOpt Option sequence.
    /// @param caller Caller user number.
    function execOption(uint256 seqOfOpt, uint caller) external;

    /// @notice Create a swap for an option.
    /// @param seqOfOpt Option sequence.
    /// @param seqOfTarget Target share sequence.
    /// @param paidOfTarget Paid target amount.
    /// @param seqOfPledge Pledge share sequence.
    /// @param caller Caller user number.
    /// @return swap Swap record.
    function createSwap(
        uint256 seqOfOpt,
        uint seqOfTarget,
        uint paidOfTarget,
        uint seqOfPledge,
        uint caller
    ) external returns (SwapsRepo.Swap memory swap);

    /// @notice Pay off a swap.
    /// @param seqOfOpt Option sequence.
    /// @param seqOfSwap Swap sequence.
    /// @return swap Swap record.
    function payOffSwap(
        uint seqOfOpt,
        uint seqOfSwap
    ) external returns (SwapsRepo.Swap memory swap);

    /// @notice Terminate a swap.
    /// @param seqOfOpt Option sequence.
    /// @param seqOfSwap Swap sequence.
    /// @return swap Swap record.
    function terminateSwap(
        uint seqOfOpt,
        uint seqOfSwap
    ) external returns (SwapsRepo.Swap memory swap);

    // ################
    // ##  Read I/O  ##
    // ################

    /// @notice Get option counter.
    /// @return Counter value.
    function counterOfOptions() external view returns (uint32);

    /// @notice Get number of options.
    /// @return Count.
    function qtyOfOptions() external view returns (uint);

    /// @notice Check whether an option exists.
    /// @param seqOfOpt Option sequence.
    /// @return True if exists.
    function isOption(uint256 seqOfOpt) external view returns (bool);

    /// @notice Get option by sequence.
    /// @param seqOfOpt Option sequence.
    /// @return opt Option record.
    function getOption(uint256 seqOfOpt) external view
        returns (OptionsRepo.Option memory opt);

    /// @notice Get all options.
    /// @return Option list.
    function getAllOptions() external view returns (OptionsRepo.Option[] memory);

    /// @notice Check if account is rightholder.
    /// @param seqOfOpt Option sequence.
    /// @param acct User number.
    /// @return True if rightholder.
    function isRightholder(uint256 seqOfOpt, uint256 acct) external view returns (bool);

    /// @notice Check if account is obligor.
    /// @param seqOfOpt Option sequence.
    /// @param acct User number.
    /// @return True if obligor.
    function isObligor(uint256 seqOfOpt, uint256 acct) external view returns (bool);

    /// @notice Get obligors of an option.
    /// @param seqOfOpt Option sequence.
    /// @return Obligor list.
    function getObligorsOfOption(uint256 seqOfOpt)
        external view returns (uint256[] memory);

    /// @notice Get option sequence list.
    /// @return Option ids.
    function getSeqListOfOptions() external view returns(uint[] memory);

    // ==== Swap ====
    /// @notice Get swap counter for option.
    /// @param seqOfOpt Option sequence.
    /// @return Counter value.
    function counterOfSwaps(uint256 seqOfOpt)
        external view returns (uint16);

    /// @notice Get total paid target amount.
    /// @param seqOfOpt Option sequence.
    /// @return Paid sum.
    function sumPaidOfTarget(uint256 seqOfOpt)
        external view returns (uint64);

    /// @notice Check if swap exists.
    /// @param seqOfOpt Option sequence.
    /// @param seqOfSwap Swap sequence.
    /// @return True if exists.
    function isSwap(uint256 seqOfOpt, uint256 seqOfSwap)
        external view returns (bool);

    /// @notice Get swap by sequence.
    /// @param seqOfOpt Option sequence.
    /// @param seqOfSwap Swap sequence.
    /// @return swap Swap record.
    function getSwap(uint256 seqOfOpt, uint256 seqOfSwap)
        external view returns (SwapsRepo.Swap memory swap);

    /// @notice Get all swaps of an option.
    /// @param seqOfOpt Option sequence.
    /// @return Swap list.
    function getAllSwapsOfOption(uint256 seqOfOpt)
        external view returns (SwapsRepo.Swap[] memory);

    /// @notice Check whether all swaps are closed.
    /// @param seqOfOpt Option sequence.
    /// @return True if all closed.
    function allSwapsClosed(uint256 seqOfOpt)
        external view returns (bool);

    // ==== oracles ====

    /// @notice Get oracle value at date.
    /// @param seqOfOpt Option sequence.
    /// @param date Timestamp.
    /// @return Oracle checkpoint.
    function getOracleAtDate(uint256 seqOfOpt, uint date)
        external view returns (Checkpoints.Checkpoint memory);

    /// @notice Get latest oracle value.
    /// @param seqOfOpt Option sequence.
    /// @return Oracle checkpoint.
    function getLatestOracle(uint256 seqOfOpt) external
        view returns(Checkpoints.Checkpoint memory);

    /// @notice Get all oracle checkpoints of an option.
    /// @param seqOfOpt Option sequence.
    /// @return Checkpoint list.
    function getAllOraclesOfOption(uint256 seqOfOpt)
        external view returns (Checkpoints.Checkpoint[] memory);

}

Contents

RegisterOfOptions.sol

contracts/comps/books/roo/RegisterOfOptions.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IRegisterOfOptions.sol";

import "../../common/access/AccessControl.sol";

contract RegisterOfOptions is IRegisterOfOptions, AccessControl {
    using OptionsRepo for OptionsRepo.Repo;
    using InterfacesHub for address;

    // Repository for options and swaps.
    OptionsRepo.Repo private _repo;

    // ==== UUPSUpgradable ====
    uint256[50] private __gap;

    // ################
    // ## Write I/O ##
    // ################

    function createOption(
        bytes32 sn,
        bytes32 snOfCond,
        uint rightholder,
        uint paid,
        uint par
    ) external onlyKeeper returns(OptionsRepo.Head memory head) {
        head = _repo.createOption(sn, snOfCond, rightholder, paid, par);
        emit CreateOpt(head.seqOfOpt, OptionsRepo.codifyHead(head));
    }

    function issueOption(OptionsRepo.Option memory opt) external onlyKeeper
    {
        uint issueDate = _repo.issueOption(opt);
        emit IssueOpt(opt.head.seqOfOpt, issueDate);
    }

    function regOptionTerms(address opts) external onlyKeeper {

        OptionsRepo.Option[] memory optsList = IOptions(opts).getAllOptions();

        uint len = optsList.length;

        while (len > 0) {
            OptionsRepo.Option memory opt = optsList[len - 1];

            opt.head.issueDate = uint48(block.timestamp);
            opt.body.state = uint8(OptionsRepo.StateOfOpt.Issued);

            uint256[] memory obligors =
                IOptions(opts).getObligorsOfOption(opt.head.seqOfOpt);

            opt.head = _repo.regOption(opt);

            _repo.addObligorsIntoOption(opt.head.seqOfOpt, obligors);

            emit CreateOpt(opt.head.seqOfOpt, OptionsRepo.codifyHead(opt.head));

            len--;
        }
    }

    function addObligorIntoOption(uint256 seqOfOpt, uint256 obligor) external onlyKeeper {
        if (_repo.addObligorIntoOption(seqOfOpt, obligor))
            emit AddObligorIntoOpt(seqOfOpt, obligor);
    }

    function removeObligorFromOption(uint256 seqOfOpt, uint256 obligor) external onlyKeeper {
        if (_repo.removeObligorFromOption(seqOfOpt, obligor))
            emit RemoveObligorFromOpt(seqOfOpt, obligor);
    }

    // ==== Exec Option ====

    function updateOracle(
        uint256 seqOfOpt,
        uint d1,
        uint d2,
        uint d3
    ) external onlyKeeper {
        _repo.updateOracle(seqOfOpt, d1, d2, d3);
        emit UpdateOracle(seqOfOpt, d1, d2, d3);
    }

    function execOption(uint256 seqOfOpt, uint caller) external onlyKeeper {
        _repo.execOption(seqOfOpt, caller);
        emit ExecOpt(seqOfOpt);
    }

    function createSwap(
        uint256 seqOfOpt,
        uint seqOfTarget,
        uint paidOfTarget,
        uint seqOfPledge,
        uint caller
    ) external onlyKeeper returns (SwapsRepo.Swap memory swap) {
        swap = _repo.createSwap(seqOfOpt, seqOfTarget, paidOfTarget, seqOfPledge, caller, _gk.getROS());
        emit RegSwap(seqOfOpt, SwapsRepo.codifySwap(swap));
    }

    function payOffSwap(
        uint seqOfOpt,
        uint seqOfSwap
    ) external onlyKeeper returns (SwapsRepo.Swap memory swap) {
        swap = _repo.payOffSwap(seqOfOpt, seqOfSwap);
        emit PayOffSwap(seqOfOpt, SwapsRepo.codifySwap(swap));
    }

    function terminateSwap(
        uint seqOfOpt,
        uint seqOfSwap
    ) external onlyKeeper returns (SwapsRepo.Swap memory swap){
        swap = _repo.terminateSwap(seqOfOpt, seqOfSwap);
        emit TerminateSwap(seqOfOpt, seqOfSwap);
    }

    // ################
    // ##  Read I/O  ##
    // ################

    // ==== Option ====

    function counterOfOptions() external view returns (uint32) {
        return _repo.counterOfOptions();
    }

    function qtyOfOptions() external view returns (uint) {
        return _repo.qtyOfOptions();
    }

    function isOption(uint256 seqOfOpt) public view returns (bool) {
        return _repo.isOption(seqOfOpt);
    }

    function getOption(uint256 seqOfOpt) external view
        returns (OptionsRepo.Option memory opt)
    {
        opt = _repo.getOption(seqOfOpt);
    }

    function getAllOptions() external view
        returns (OptionsRepo.Option[] memory)
    {
        return _repo.getAllOptions();
    }

    function isRightholder(uint256 seqOfOpt, uint256 acct)
        external view returns (bool)
    {
        return _repo.isRightholder(seqOfOpt, acct);
    }

    function isObligor(uint256 seqOfOpt, uint256 acct) external view returns (bool)
    {
        return _repo.isObligor(seqOfOpt, acct);
    }

    function getObligorsOfOption(uint256 seqOfOpt)
        external view returns (uint256[] memory)
    {
        return _repo.getObligorsOfOption(seqOfOpt);
    }

    function getSeqListOfOptions() external view returns(uint[] memory) {
        return _repo.getSeqList();
    }

    // ==== Swap ====
    function counterOfSwaps(uint256 seqOfOpt)
        external view returns (uint16)
    {
        return _repo.counterOfSwaps(seqOfOpt);
    }

    function sumPaidOfTarget(uint256 seqOfOpt)
        external view returns (uint64)
    {
        return _repo.sumPaidOfTarget(seqOfOpt);
    }

    function isSwap(uint256 seqOfOpt, uint256 seqOfSwap)
        public view returns (bool)
    {
        return _repo.isSwap(seqOfOpt, seqOfSwap);
    }

    function getSwap(uint256 seqOfOpt, uint256 seqOfSwap)
        external view returns (SwapsRepo.Swap memory)
    {
        return _repo.getSwap(seqOfOpt, seqOfSwap);
    }

    function getAllSwapsOfOption(uint256 seqOfOpt)
        external view returns (SwapsRepo.Swap[] memory)
    {
        return _repo.getAllSwapsOfOption(seqOfOpt);
    }

    function allSwapsClosed(uint256 seqOfOpt)
        external view returns (bool)
    {
        return _repo.allSwapsClosed(seqOfOpt);
    }

    // ==== Oracles ====

    function getOracleAtDate(uint256 seqOfOpt, uint date)
        external
        view
        returns (Checkpoints.Checkpoint memory)
    {
        return _repo.getOracleAtDate(seqOfOpt, date);
    }

    function getLatestOracle(uint256 seqOfOpt) external
        view returns(Checkpoints.Checkpoint memory)
    {
        return _repo.getLatestOracle(seqOfOpt);
    }

    function getAllOraclesOfOption(uint256 seqOfOpt)
        external
        view
        returns (Checkpoints.Checkpoint[] memory)
    {
        return _repo.getAllOraclesOfOption(seqOfOpt);
    }

}

Contents

IRegisterOfPledges.sol

contracts/comps/books/rop/IRegisterOfPledges.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../lib/books/PledgesRepo.sol";

/// @title IRegisterOfPledges
/// @notice Interface for creating, transferring, and enforcing share pledges.
interface IRegisterOfPledges {

    //##################
    //##    Error     ##
    //##################

    error ROP_WrongInput(bytes32 reason);

    //##################
    //##    Event     ##
    //##################

    /// @notice Emitted when a pledge is created.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param creditor Creditor account.
    /// @param paid Paid amount pledged.
    /// @param par Par amount pledged.
    event CreatePledge(
        uint256 indexed seqOfShare,
        uint256 indexed seqOfPld,
        uint256 creditor,
        uint256 indexed paid,
        uint256 par
    );

    /// @notice Emitted when a pledge is transferred.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Original pledge sequence.
    /// @param newSeqOfPld New pledge sequence.
    /// @param buyer New creditor account.
    /// @param paid Paid amount transferred.
    /// @param par Par amount transferred.
    event TransferPledge(
        uint256 indexed seqOfShare,
        uint256 indexed seqOfPld,
        uint256 indexed newSeqOfPld,
        uint256 buyer,
        uint256 paid,
        uint256 par
    );

    /// @notice Emitted when debt is refunded against a pledge.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param refundAmt Refunded amount.
    event RefundDebt(
        uint256 indexed seqOfShare,
        uint256 indexed seqOfPld,
        uint256 indexed refundAmt
    );

    /// @notice Emitted when a pledge execution is extended.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param extDays Extension days.
    event ExtendPledge(
        uint256 indexed seqOfShare,
        uint256 indexed seqOfPld,
        uint256 indexed extDays
    );

    /// @notice Emitted when a pledge is locked by hash.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param hashLock Hash lock.
    event LockPledge(uint256 indexed seqOfShare, uint256 indexed seqOfPld, bytes32 indexed hashLock);

    /// @notice Emitted when a pledge is released by hash key.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param hashKey Hash key.
    event ReleasePledge(uint256 indexed seqOfShare, uint256 indexed seqOfPld, string indexed hashKey);

    /// @notice Emitted when a pledge is executed.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    event ExecPledge(uint256 indexed seqOfShare, uint256 indexed seqOfPld);

    /// @notice Emitted when a pledge is revoked.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    event RevokePledge(uint256 indexed seqOfShare, uint256 indexed seqOfPld);

    //##################
    //##  Write I/O   ##
    //##################

    /// @notice Create a pledge from encoded inputs.
    /// @param snOfPld Pledge serial number.
    /// @param paid Paid amount pledged.
    /// @param par Par amount pledged.
    /// @param guaranteedAmt Guaranteed amount.
    /// @param execDays Execution days after default.
    /// @return head Pledge head.
    function createPledge(
        bytes32 snOfPld,
        uint paid,
        uint par,
        uint guaranteedAmt,
        uint execDays
    ) external returns(PledgesRepo.Head memory head);

    /// @notice Issue a pledge by head parameters.
    /// @param head Pledge head.
    /// @param paid Paid amount pledged.
    /// @param par Par amount pledged.
    /// @param guaranteedAmt Guaranteed amount.
    /// @param execDays Execution days after default.
    /// @return regHead Registered head.
    function issuePledge(
        PledgesRepo.Head memory head,
        uint paid,
        uint par,
        uint guaranteedAmt,
        uint execDays
    ) external returns(PledgesRepo.Head memory regHead);

    /// @notice Register a pledge record.
    /// @param pld Pledge record.
    /// @return head Registered head.
    function regPledge(
        PledgesRepo.Pledge memory pld
    ) external returns(PledgesRepo.Head memory head);

    /// @notice Transfer pledge to a new creditor.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param buyer New creditor account.
    /// @param amt Transfer amount.
    /// @param caller Caller user number.
    /// @return newPld New pledge record.
    function transferPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint buyer,
        uint amt,
        uint caller
    ) external returns (PledgesRepo.Pledge memory newPld);

    /// @notice Refund debt against a pledge.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param amt Refunded amount.
    /// @param caller Caller user number.
    /// @return newPld Updated pledge record.
    function refundDebt(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint amt,
        uint caller
    ) external returns (PledgesRepo.Pledge memory newPld);

    /// @notice Extend pledge execution days.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param extDays Extension days.
    /// @param caller Caller user number.
    function extendPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint extDays,
        uint caller
    ) external;

    // ==== Lock/Release/Exec/Revoke ====

    /// @notice Lock a pledge with hash lock.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param hashLock Hash lock.
    /// @param caller Caller user number.
    function lockPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        bytes32 hashLock,
        uint caller
    ) external;

    /// @notice Release a locked pledge with hash key.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param hashKey Hash key.
    /// @return releaseDate Release date.
    function releasePledge(uint256 seqOfShare, uint256 seqOfPld, string memory hashKey)
        external returns (uint64 releaseDate);

    /// @notice Execute a pledge.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param caller Caller user number.
    function execPledge(
        uint seqOfShare,
        uint256 seqOfPld,
        uint caller
    ) external;

    /// @notice Revoke a pledge.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param caller Caller user number.
    function revokePledge(uint256 seqOfShare, uint256 seqOfPld, uint caller)
        external;

    //################
    //##    Read    ##
    //################

    /// @notice Get pledge counter for a share.
    /// @param seqOfShare Share sequence.
    /// @return Counter value.
    function counterOfPledges(uint256 seqOfShare)
        external view returns (uint16);

    /// @notice Check whether a pledge exists.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @return True if exists.
    function isPledge(uint256 seqOfShare, uint256 seqOfPld)
        external view returns (bool);

    /// @notice Get pledge serial number list.
    /// @return Serial numbers.
    function getSNList() external view
        returns(bytes32[] memory);

    /// @notice Get pledge by sequence.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @return Pledge record.
    function getPledge(uint256 seqOfShare, uint256 seqOfPld)
        external view returns (PledgesRepo.Pledge memory);

    /// @notice Get pledges of a share.
    /// @param seqOfShare Share sequence.
    /// @return Pledge list.
    function getPledgesOfShare(uint256 seqOfShare)
        external view returns (PledgesRepo.Pledge[] memory);

    /// @notice Get all pledges.
    /// @return Pledge list.
    function getAllPledges() external view
        returns (PledgesRepo.Pledge[] memory);

}

Contents

RegisterOfPledges.sol

contracts/comps/books/rop/RegisterOfPledges.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IRegisterOfPledges.sol";

import "../../common/access/AccessControl.sol";

contract RegisterOfPledges is IRegisterOfPledges, AccessControl {
    using PledgesRepo for PledgesRepo.Repo;
    using PledgesRepo for PledgesRepo.Pledge;

    // Repository for pledges and their states.
    PledgesRepo.Repo private _repo;

    // ==== UUPSUpgradable ====
    uint256[50] private __gap;

    //##################
    //##  Write I/O   ##
    //##################

    function createPledge(
        bytes32 snOfPld,
        uint paid,
        uint par,
        uint guaranteedAmt,
        uint execDays
    ) external onlyKeeper returns(PledgesRepo.Head memory head){
        head = _repo.createPledge(
            snOfPld,
            paid,
            par,
            guaranteedAmt,
            execDays
        );

        emit CreatePledge(
            head.seqOfShare,
            head.seqOfPld,
            head.creditor,
            paid,
            par
        );
    }

    function issuePledge(
        PledgesRepo.Head memory head,
        uint paid,
        uint par,
        uint guaranteedAmt,
        uint execDays
    ) external onlyKeeper returns(PledgesRepo.Head memory regHead)
    {
        regHead = _repo.issuePledge(
            head,
            paid,
            par,
            guaranteedAmt,
            execDays
        );

        emit CreatePledge(
            head.seqOfShare,
            head.seqOfPld,
            head.creditor,
            paid,
            par
        );
    }

    function regPledge(
        PledgesRepo.Pledge memory pld
    ) external onlyKeeper returns(PledgesRepo.Head memory head){
        head = _repo.regPledge(pld);

        emit CreatePledge(
            pld.head.seqOfShare,
            head.seqOfPld,
            pld.head.creditor,
            pld.body.paid,
            pld.body.par
        );
    }

    // ==== Transfer Pledge ====

    function transferPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint buyer,
        uint amt,
        uint caller
    ) external onlyKeeper returns (PledgesRepo.Pledge memory newPld)
    {
        if (buyer == 0) {
            revert ROP_WrongInput("ROP_ZeroBuyer");
        }

        newPld = _repo.splitPledge(seqOfShare, seqOfPld, buyer, amt, caller);

        emit TransferPledge(
            newPld.head.seqOfShare,
            seqOfPld,
            newPld.head.seqOfPld,
            newPld.head.creditor,
            newPld.body.paid,
            newPld.body.par
        );
    }

    // ==== Update Pledge ====

    function refundDebt(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint amt,
        uint caller
    ) external onlyKeeper returns (PledgesRepo.Pledge memory newPld)
    {
        newPld = _repo.splitPledge(seqOfShare, seqOfPld, 0, amt, caller);

        emit RefundDebt(seqOfShare, seqOfPld, amt);
    }

    function extendPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint extDays,
        uint caller
    ) external onlyKeeper {
        _repo.pledges[seqOfShare][seqOfPld].extendPledge(extDays, caller);
        emit ExtendPledge(seqOfShare, seqOfPld, extDays);
    }

    // ==== Lock/Release/Exec/Revoke ====

    function lockPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        bytes32 hashLock,
        uint caller
    ) external onlyKeeper {
        _repo.pledges[seqOfShare][seqOfPld].lockPledge(hashLock, caller);
        emit LockPledge(seqOfShare, seqOfPld, hashLock);
    }

    function releasePledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        string memory hashKey
    ) external onlyKeeper returns (uint64) {
        PledgesRepo.Pledge storage pld =
            _repo.pledges[seqOfShare][seqOfPld];
        pld.releasePledge(hashKey);
        emit ReleasePledge(seqOfShare, seqOfPld, hashKey);
        return pld.body.paid;
    }

    function execPledge(
        uint256 seqOfShare, uint256 seqOfPld, uint caller
    ) external onlyKeeper {
        _repo.pledges[seqOfShare][seqOfPld].execPledge(caller);
        emit ExecPledge(seqOfShare, seqOfPld);
    }

    function revokePledge(
        uint256 seqOfShare, uint256 seqOfPld, uint caller
    ) external onlyKeeper {
        _repo.pledges[seqOfShare][seqOfPld].revokePledge(caller);
        emit RevokePledge(seqOfShare, seqOfPld);
    }

    //################
    //##    Read    ##
    //################

    function counterOfPledges(uint256 seqOfShare)
        external view returns (uint16)
    {
        return _repo.counterOfPld(seqOfShare);
    }

    function isPledge(uint256 seqOfShare, uint256 seqOfPledge)
        external view returns (bool)
    {
        return _repo.isPledge(seqOfShare, seqOfPledge);
    }

    function getSNList() external view returns(bytes32[] memory)
    {
        return _repo.getSNList();
    }

    function getPledge(uint256 seqOfShare, uint256 seqOfPld)
        external view returns (PledgesRepo.Pledge memory)
    {
        return _repo.getPledge(seqOfShare, seqOfPld);
    }

    function getPledgesOfShare(uint256 seqOfShare)
        external view returns (PledgesRepo.Pledge[] memory)
    {
        return _repo.getPledgesOfShare(seqOfShare);
    }

    function getAllPledges() external view
        returns (PledgesRepo.Pledge[] memory)
    {
        return _repo.getAllPledges();
    }

}

Contents

IRegisterOfRedemptions.sol

contracts/comps/books/ror/IRegisterOfRedemptions.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../lib/books/RedemptionsRepo.sol";

/// @title IRegisterOfRedemptions
/// @notice Interface for redemption requests, NAV price, and class packs.
interface IRegisterOfRedemptions {

    /// @notice Emitted when a redeemable class is added.
    /// @param class Share class id.
    event AddRedeemableClass(uint indexed class);

    /// @notice Emitted when a redeemable class is removed.
    /// @param class Share class id.
    event RemoveRedeemableClass(uint indexed class);

    /// @notice Emitted when NAV price is updated.
    /// @param class Share class id.
    /// @param price NAV price.
    event UpdateNavPrice(uint indexed class, uint indexed price);

    /// @notice Emitted when a redemption request is submitted.
    /// @param class Share class id.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount requested.
    /// @param value Redemption value.
    event RequestForRedemption(uint class, uint indexed seqOfShare, uint indexed paid, uint indexed value);

    /// @notice Emitted when a class pack is redeemed.
    /// @param class Share class id.
    /// @param sumOfPaid Total paid amount redeemed.
    /// @param totalValue Total redemption value.
    event RedeemClass(uint indexed class, uint indexed sumOfPaid, uint indexed totalValue);

    /// @notice Emitted when a share is redeemed.
    /// @param shareholder Shareholder user number.
    /// @param class Share class id.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount redeemed.
    /// @param value Redemption value.
    event RedeemShare(uint shareholder, uint indexed class, uint seqOfShare, uint indexed paid, uint indexed value);

    //###############
    //##   Write   ##
    //###############

    // ==== Config ====

    /// @notice Add a redeemable share class.
    /// @param class Share class id.
    function addRedeemableClass(uint class) external;

    /// @notice Remove a redeemable share class.
    /// @param class Share class id.
    function removeRedeemableClass(uint class) external;

    /// @notice Update NAV price for a class.
    /// @param class Share class id.
    /// @param price NAV price.
    function updateNavPrice(uint class, uint price) external;

    /// @notice Create a redemption request for a share.
    /// @param caller Caller user number.
    /// @param class Share class id.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount to redeem.
    /// @return request Request record.
    function requestForRedemption(
        uint caller,
        uint class,
        uint seqOfShare,
        uint paid
    ) external returns(
        RedemptionsRepo.Request memory request
    );

    /// @notice Redeem a pack for a class.
    /// @param class Share class id.
    /// @param seqOfPack Pack sequence.
    /// @return list Requests in pack.
    /// @return info Pack info.
    function redeem(uint class, uint seqOfPack) external returns(
        RedemptionsRepo.Request[] memory list, RedemptionsRepo.Request memory info
    );

    //##################
    //##   Read I/O   ##
    //##################

    /// @notice Check whether a class is redeemable.
    /// @param class Share class id.
    /// @return True if redeemable.
    function isRedeemable(uint class) external view returns(bool);

    /// @notice Get list of redeemable classes.
    /// @return list Class ids.
    function getClassesList() external view returns(uint[] memory list);

    // ==== Class ====

    /// @notice Get redemption info for a class.
    /// @param class Share class id.
    /// @return info Class info.
    function getInfoOfClass(uint class) external view returns(
        RedemptionsRepo.Request memory info
    );

    /// @notice Get packs list for a class.
    /// @param class Share class id.
    /// @return list Pack ids.
    function getPacksList(uint class) external view returns(uint[] memory list);

    // ==== Pack ====

    /// @notice Get pack info.
    /// @param class Share class id.
    /// @param seqOfPack Pack sequence.
    /// @return info Pack info.
    function getInfoOfPack(uint class, uint seqOfPack) external view returns(
        RedemptionsRepo.Request memory info
    );

    /// @notice Get shares list in a pack.
    /// @param class Share class id.
    /// @param seqOfPack Pack sequence.
    /// @return list Share sequences.
    function getSharesList(uint class, uint seqOfPack) external view returns(uint[] memory list);

    /// @notice Get redemption request for a share in a pack.
    /// @param class Share class id.
    /// @param seqOfPack Pack sequence.
    /// @param seqOfShare Share sequence.
    /// @return request Request record.
    function getRequest(uint class, uint seqOfPack, uint seqOfShare) external view returns(
        RedemptionsRepo.Request memory request
    );

    /// @notice Get all requests in a pack.
    /// @param class Share class id.
    /// @param seqOfPack Pack sequence.
    /// @return requests Request list.
    function getRequests(uint class, uint seqOfPack) external view returns(
        RedemptionsRepo.Request[] memory requests
    );
}

Contents

RegisterOfRedemptions.sol

contracts/comps/books/ror/RegisterOfRedemptions.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IRegisterOfRedemptions.sol";

import "../../common/access/AccessControl.sol";
import "../../../lib/books/RedemptionsRepo.sol";
import "../../../lib/InterfacesHub.sol";

contract RegisterOfRedemptions is IRegisterOfRedemptions, AccessControl {
    using RedemptionsRepo for RedemptionsRepo.Repo;
    using InterfacesHub for address;

    // Repository for redemption classes, packs, and requests.
    RedemptionsRepo.Repo private _list;

    // ==== UUPSUpgradable ====
    uint256[50] private __gap;

    //###############
    //##   Write   ##
    //###############

    // ==== Config ====

    function addRedeemableClass(uint class) external onlyKeeper {
        _list.addRedeemableClass(class);
        emit AddRedeemableClass(class);
    }

    function removeRedeemableClass(uint class) external onlyKeeper {
        _list.removeRedeemableClass(class);
        emit RemoveRedeemableClass(class);
    }

    function updateNavPrice(uint class, uint price) external onlyKeeper{
        _list.updateNavPrice(class, price);
        emit UpdateNavPrice(class, price);
    }

    // ==== Redeem ====

    function requestForRedemption(
        uint caller, uint class, uint seqOfShare, uint paid
    ) external onlyKeeper returns(
        RedemptionsRepo.Request memory request
    ) {
        request = _list.requestForRedemption(caller, class, seqOfShare, paid);

        emit RequestForRedemption(request.class, request.seqOfShare, request.paid, request.value);
    }

    function redeem(uint class, uint seqOfPack) external onlyKeeper returns(
        RedemptionsRepo.Request[] memory list, RedemptionsRepo.Request memory info
    ) {
        (list, info) = _list.redeem(class, seqOfPack);

        emit RedeemClass(class, info.paid, info.value);

        uint len = list.length;
        while(len > 0) {
            RedemptionsRepo.Request memory request = list[len-1];
            emit RedeemShare(
                request.shareholder,
                request.class,
                request.seqOfShare,
                request.paid,
                request.value
            );
            len--;
        }

    }

    //##################
    //##   Read I/O   ##
    //##################

    function isRedeemable(uint class) external view returns(bool) {
        return _list.isRedeemable(class);
    }

    function getClassesList() external view returns(uint[] memory list) {
        list = _list.getClassesList();
    }

    // ==== Class ====

    function getInfoOfClass(uint class) external view returns(
        RedemptionsRepo.Request memory info
    ) {
        info = _list.getInfoOfClass(class);
    }

    function getPacksList(uint class) external view returns(uint[] memory list) {
        list = _list.getPacksList(class);
    }

    // ==== Pack ====

    function getInfoOfPack(uint class, uint seqOfPack) external view returns(
        RedemptionsRepo.Request memory info
    ) {
        info = _list.getInfoOfPack(class, seqOfPack);
    }

    function getSharesList(uint class, uint seqOfPack) external view returns(uint[] memory list) {
        list = _list.getSharesList(class, seqOfPack);
    }

    function getRequest(uint class, uint seqOfPack, uint seqOfShare) external view returns(
        RedemptionsRepo.Request memory request
    ) {
        request = _list.getRequest(class, seqOfPack, seqOfShare);
    }

    function getRequests(uint class, uint seqOfPack) external view returns(
        RedemptionsRepo.Request[] memory requests
    ) {
        requests = _list.getRequests(class, seqOfPack);
    }
}

Contents

IRegisterOfShares.sol

contracts/comps/books/ros/IRegisterOfShares.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../lib/books/SharesRepo.sol";
import "../../../lib/books/LockersRepo.sol";
import "../../../lib/books/DealsRepo.sol";
import "../../../lib/InterfacesHub.sol";

import "../rom/IRegisterOfMembers.sol";
import "../roc/IShareholdersAgreement.sol";
import "../roc/terms/ILockUp.sol";

interface IRegisterOfShares {

    //##################
    //##    Error     ##
    //##################

    error ROS_WrongInput(bytes32 reason);

    error ROS_WrongAccess(bytes32 reason);

    //##################
    //##    Event     ##
    //##################

    /// @notice Emitted when a share is issued.
    /// @param shareNumber Share serial number.
    /// @param paid Paid amount.
    /// @param par Par amount.
    event IssueShare(bytes32 indexed shareNumber, uint indexed paid, uint indexed par);

    /// @notice Emitted when a share is transferred.
    /// @param shareNumber Original share serial number.
    /// @param newShareNumber New share serial number.
    /// @param paid Paid amount transferred.
    /// @param par Par amount transferred.
    event TransferShare(bytes32 indexed shareNumber, bytes32 indexed newShareNumber, uint indexed paid, uint par);

    /// @notice Emitted when capital is paid in for a share.
    /// @param seqOfShare Share sequence.
    /// @param amount Paid-in amount.
    event PayInCapital(uint256 indexed seqOfShare, uint indexed amount);

    /// @notice Emitted when paid/par amounts are reduced for a share.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount reduced.
    /// @param par Par amount reduced.
    event SubAmountFromShare(uint256 indexed seqOfShare, uint indexed paid, uint indexed par);

    /// @notice Emitted when a share is deregistered.
    /// @param seqOfShare Share sequence.
    event DeregisterShare(uint256 indexed seqOfShare);

    /// @notice Emitted when price of paid amount is updated.
    /// @param seqOfShare Share sequence.
    /// @param newPrice New price.
    event UpdatePriceOfPaid(uint indexed seqOfShare, uint indexed newPrice);

    /// @notice Emitted when paid-in deadline is updated.
    /// @param seqOfShare Share sequence.
    /// @param paidInDeadline New deadline timestamp.
    event UpdatePaidInDeadline(uint256 indexed seqOfShare, uint indexed paidInDeadline);

    /// @notice Emitted when clean paid amount is decreased.
    /// @param seqOfShare Share sequence.
    /// @param paid Amount decreased.
    event DecreaseCleanPaid(uint256 indexed seqOfShare, uint indexed paid);

    /// @notice Emitted when clean paid amount is increased.
    /// @param seqOfShare Share sequence.
    /// @param paid Amount increased.
    event IncreaseCleanPaid(uint256 indexed seqOfShare, uint indexed paid);

    /// @notice Emitted when a pay-in amount is set with hash lock.
    /// @param headSn Share head serial number.
    /// @param hashLock Hash lock.
    event SetPayInAmt(bytes32 indexed headSn, bytes32 indexed hashLock);

    /// @notice Emitted when a pay-in amount is withdrawn.
    /// @param seqOfShare Share sequence.
    /// @param amount Amount withdrawn.
    event WithdrawPayInAmt(uint indexed seqOfShare, uint indexed amount);

    /// @notice Emitted when equity of a class is adjusted.
    /// @param isIncrease True if increase, false if decrease.
    /// @param class Share class id.
    /// @param amt Amount changed.
    event IncreaseEquityOfClass(bool indexed isIncrease, uint indexed class, uint indexed amt);

    //##################
    //##  Write I/O   ##
    //##################

    function issueShare(
        bytes32 shareNumber,
        uint payInDeadline,
        uint paid,
        uint par,
        uint distrWeight
    ) external;

    function addShare(SharesRepo.Share memory share) external;

    function setPayInAmt(uint seqOfShare, uint amt, uint expireDate, bytes32 hashLock) external;

    function requestPaidInCapital(bytes32 hashLock, string memory hashKey) external;

    function withdrawPayInAmt(bytes32 hashLock, uint seqOfShare) external;

    function payInCapital(uint seqOfShare, uint amt) external;

    function transferShare(
        uint256 seqOfShare,
        uint paid,
        uint par,
        uint to,
        uint priceOfPaid,
        uint priceOfPar
    ) external;

    function decreaseCapital(uint256 seqOfShare, uint paid, uint par) external;

    // ==== CleanPaid ====

    function decreaseCleanPaid(uint256 seqOfShare, uint paid) external;

    function increaseCleanPaid(uint256 seqOfShare, uint paid) external;

    // ==== State & PaidInDeadline ====

    function updatePriceOfPaid(uint seqOfShare, uint newPrice) external;

    function updatePaidInDeadline(uint256 seqOfShare, uint paidInDeadline) external;

    // ==== EquityOfClass ====

    function increaseEquityOfClass(
        bool isIncrease,
        uint classOfShare,
        uint deltaPaid,
        uint deltaPar,
        uint deltaCleanPaid
    ) external;

    function restoreShares(SharesRepo.Share[] memory shares, SharesRepo.Share[] memory classes) external;

    // ##################
    // ##   Read I/O   ##
    // ##################

    function counterOfShares() external view returns (uint32);

    function counterOfClasses() external view returns (uint16);

    // ==== SharesRepo ====

    function isShare(
        uint256 seqOfShare
    ) external view returns (bool);

    function getShare(
        uint256 seqOfShare
    ) external view returns (
        SharesRepo.Share memory
    );

    function getQtyOfShares() external view returns (uint);

    function getSeqListOfShares() external view returns (uint[] memory);

    function getSharesList() external view returns (SharesRepo.Share[] memory);

    function getShareZero() external view returns (SharesRepo.Share memory);

    // ---- Class ----

    function getQtyOfSharesInClass(
        uint classOfShare
    ) external view returns (uint);

    function getSeqListOfClass(
        uint classOfShare
    ) external view returns (uint[] memory);

    function getInfoOfClass(
        uint classOfShare
    ) external view returns (SharesRepo.Share memory);

    function getSharesOfClass(
        uint classOfShare
    ) external view returns (SharesRepo.Share[] memory);

    function getPremium() external view returns (uint);

    // ==== PayInCapital ====

    function getLocker(
        bytes32 hashLock
    ) external view returns (LockersRepo.Locker memory);

    function getLocksList() external view returns (bytes32[] memory);

    // ==== NotLocked ====

    function notLocked(
        uint seqOfShare,
        uint closingDate
    ) external view returns(bool);

 }

Contents

RegisterOfShares.sol

contracts/comps/books/ros/RegisterOfShares.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IRegisterOfShares.sol";
import "../../common/access/AccessControl.sol";

contract RegisterOfShares is IRegisterOfShares, AccessControl {
    using LockersRepo for LockersRepo.Repo;
    using LockersRepo for bytes32;
    using SharesRepo for SharesRepo.Repo;
    using SharesRepo for SharesRepo.Share;
    using SharesRepo for SharesRepo.Head;
    using SharesRepo for uint256;
    using InterfacesHub for address;

    // Repository for shares and their classes, amounts, paid and par values,
    // distribution weights, and payment deadlines.
    SharesRepo.Repo private _repo;
    // Repository for lockers of pay-in capital, which are used to secure the
    // payment of shares.
    LockersRepo.Repo private _lockers;

    // ==== UUPSUpgradable ====
    uint256[50] private __gap;

    //##################
    //##  Write I/O   ##
    //##################

    // ==== IssueShare ====

    function issueShare(
        bytes32 shareNumber,
        uint payInDeadline,
        uint paid,
        uint par,
        uint distrWeight
    ) external onlyKeeper {

        SharesRepo.Share memory share =
            SharesRepo.createShare(shareNumber, payInDeadline, paid, par, distrWeight);

        addShare(share);
    }

    function addShare(
        SharesRepo.Share memory share
    ) public onlyKeeper {

        IRegisterOfMembers _rom = _gk.getROM();

        share = _repo.addShare(share);

        _rom.addMember(share.head.shareholder);
        _rom.capIncrease(
            share.head.votingWeight,
            share.body.distrWeight,
            share.body.paid,
            share.body.par,
            true
        );
        _rom.addShareToMember(share);

        emit IssueShare(
            share.head.codifyHead(),
            share.body.paid,
            share.body.par
        );
    }

    // ==== PayInCapital ====

    function setPayInAmt(
        uint seqOfShare,
        uint amt,
        uint expireDate,
        bytes32 hashLock
    ) external onlyKeeper {

        SharesRepo.Share storage share =
            _repo.shares[seqOfShare];

        LockersRepo.Head memory head =
            LockersRepo.Head({
                from: share.head.seqOfShare,
                to: share.head.shareholder,
                expireDate: uint48(expireDate),
                value: uint128(amt)
            });

        _lockers.lockPoints(head, hashLock);

        emit SetPayInAmt(LockersRepo.codifyHead(head), hashLock);
    }

    function requestPaidInCapital(
        bytes32 hashLock,
        string memory hashKey
    ) external onlyKeeper {

        LockersRepo.Head memory head =
            _lockers.pickupPoints(hashLock, hashKey, 0);

        if (head.value > 0) {

            SharesRepo.Share storage share =
                _repo.shares[head.from];

            _payInCapital(share, head.value);
        }
    }

    function withdrawPayInAmt(
        bytes32 hashLock,
        uint seqOfShare
    ) external onlyKeeper {

        LockersRepo.Head memory head =
            _lockers.withdrawDeposit(hashLock, seqOfShare);

        emit WithdrawPayInAmt(head.from, head.value);
    }

    function payInCapital(
        uint seqOfShare,
        uint amt
    ) external onlyKeeper {

        SharesRepo.Share storage share =
            _repo.shares[seqOfShare];

        _payInCapital(share, amt);
    }

    // ==== TransferShare ====

    function transferShare(
        uint256 seqOfShare,
        uint paid,
        uint par,
        uint to,
        uint priceOfPaid,
        uint priceOfPar
    ) external onlyKeeper {

        IRegisterOfMembers _rom = _gk.getROM();

        SharesRepo.Share storage share = _repo.shares[seqOfShare];

        if (share.head.shareholder == to) {
            revert ROS_WrongInput("ROS_SelfDeal");
        }

        SharesRepo.Share memory newShare;

        newShare.head = SharesRepo.Head({
            seqOfShare: 0,
            preSeq: share.head.seqOfShare,
            class: share.head.class,
            issueDate: 0,
            shareholder: uint40(to),
            priceOfPaid: uint32(priceOfPaid),
            priceOfPar: uint32(priceOfPar),
            votingWeight: share.head.votingWeight,
            argu: 0
        });

        newShare.body = SharesRepo.Body({
            payInDeadline: share.body.payInDeadline,
            paid: uint64(paid),
            par: uint64(par),
            cleanPaid: uint64(paid),
            distrWeight: share.body.distrWeight
        });

        _decreaseShareAmt(share, paid, par);

        _rom.addMember(to);

        newShare = _repo.regShare(newShare);

        _rom.addShareToMember(newShare);

        emit TransferShare(
            share.head.codifyHead(),
            newShare.head.codifyHead(),
            paid,
            par
        );
    }

    // ==== DecreaseCapital ====

    function decreaseCapital(
        uint256 seqOfShare,
        uint paid,
        uint par
    ) external onlyKeeper {

        SharesRepo.Share storage share =
            _repo.shares[seqOfShare];

        _repo.increaseEquityOfClass(
            false,
            share.head.class,
            paid,
            par,
            0
        );

        _gk.getROM().capIncrease(
            share.head.votingWeight,
            share.body.distrWeight,
            paid,
            par,
            false
        );

        _decreaseShareAmt(share, paid, par);
    }

    // ==== cleanAmt ====

    function decreaseCleanPaid(
        uint256 seqOfShare,
        uint paid
    ) external onlyKeeper {
        _repo.increaseCleanPaid(
            false,
            seqOfShare,
            paid
        );

        emit DecreaseCleanPaid(seqOfShare, paid);
    }

    function increaseCleanPaid(
        uint256 seqOfShare,
        uint paid
    ) external onlyKeeper {
        _repo.increaseCleanPaid(
            true,
            seqOfShare,
            paid
        );

        emit IncreaseCleanPaid(seqOfShare, paid);
    }

    // ==== State & PaidInDeadline ====

    function updatePriceOfPaid(
        uint seqOfShare,
        uint newPrice
    ) external onlyKeeper {
        _repo.updatePriceOfPaid(seqOfShare, newPrice);
        emit UpdatePriceOfPaid(seqOfShare, newPrice);
    }

    function updatePaidInDeadline(
        uint256 seqOfShare,
        uint deadline
    ) external onlyKeeper {
        _repo.updatePayInDeadline(seqOfShare, deadline);
        emit UpdatePaidInDeadline(seqOfShare, deadline);
    }

    // ==== EquityOfClass ====

    function increaseEquityOfClass(
        bool isIncrease,
        uint classOfShare,
        uint deltaPaid,
        uint deltaPar,
        uint deltaCleanPaid
    ) external onlyKeeper {
        _repo.increaseEquityOfClass(
            isIncrease,
            classOfShare,
            deltaPaid,
            deltaPar,
            deltaCleanPaid
        );

        uint amt = (deltaPaid << 128) + uint128(deltaPar << 64) + uint64(deltaCleanPaid);

        emit IncreaseEquityOfClass(isIncrease, classOfShare, amt);
    }

    // ==== private funcs ====

    function _payInCapital(
        SharesRepo.Share storage share,
        uint amount
    ) private {

        IRegisterOfMembers _rom = _gk.getROM();

        _repo.payInCapital(share.head.seqOfShare, amount);

        _rom.capIncrease(
            share.head.votingWeight,
            share.body.distrWeight,
            amount,
            0,
            true
        );

        _rom.increaseAmtOfMember(
            share.head.shareholder,
            share.head.votingWeight,
            share.body.distrWeight,
            amount,
            0,
            true
        );

        emit PayInCapital(share.head.seqOfShare, amount);
    }

    function _decreaseShareAmt(
        SharesRepo.Share storage share,
        uint paid,
        uint par
    ) private {

        IRegisterOfMembers _rom = _gk.getROM();

        if (par == share.body.par) {

            _rom.removeShareFromMember(share);

            emit DeregisterShare(share.head.seqOfShare);

        } else {

            _rom.increaseAmtOfMember(
                share.head.shareholder,
                share.head.votingWeight,
                share.body.distrWeight,
                paid,
                par,
                false
            );

            emit SubAmountFromShare(share.head.seqOfShare, paid, par);
        }

        _repo.subAmtFromShare(share.head.seqOfShare, paid, par);
    }

    function restoreShares(
        SharesRepo.Share[] memory shares,
        SharesRepo.Share[] memory classes
    ) external onlyKeeper {
        _repo.restoreRepo(shares, classes);
    }

    // #################
    // ##   Read I/O  ##
    // #################

    function counterOfShares() external view returns (uint32) {
        return _repo.counterOfShares();
    }

    function counterOfClasses() external view returns (uint16) {
        return _repo.counterOfClasses();
    }

    // ==== SharesRepo ====

    function isShare(
        uint256 seqOfShare
    ) external view returns (bool) {
        return _repo.isShare(seqOfShare);
    }

    function getShare(
        uint256 seqOfShare
    ) external view returns (
        SharesRepo.Share memory
    ) {
        return _repo.getShare(seqOfShare);
    }

    function getQtyOfShares() external view returns (uint) {
        return _repo.getQtyOfShares();
    }

    function getSeqListOfShares() external view returns (uint[] memory) {
        return _repo.getSeqListOfShares();
    }

    function getSharesList() external view returns (SharesRepo.Share[] memory) {
        return _repo.getSharesList();
    }

    function getShareZero() external view returns (SharesRepo.Share memory) {
        return _repo.getShareZero();
    }

    // ---- Class ----

    function getQtyOfSharesInClass(
        uint classOfShare
    ) external view returns (uint) {
        return _repo.getQtyOfSharesInClass(classOfShare);
    }

    function getSeqListOfClass(
        uint classOfShare
    ) external view returns (uint[] memory) {
        return _repo.getSeqListOfClass(classOfShare);
    }

    function getInfoOfClass(
        uint classOfShare
    ) external view returns (SharesRepo.Share memory) {
        return _repo.getInfoOfClass(classOfShare);
    }

    function getSharesOfClass(
        uint classOfShare
    ) external view returns (SharesRepo.Share[] memory) {
        return _repo.getSharesOfClass(classOfShare);
    }

    function getPremium() external view returns (uint) {
        return _repo.getPremium();
    }

    // ==== PayInCapital ====

    function getLocker(
        bytes32 hashLock
    ) external view returns (LockersRepo.Locker memory) {
        return _lockers.getLocker(hashLock);
    }

    function getLocksList() external view returns (bytes32[] memory) {
        return _lockers.getSnList();
    }

    // ==== NotLocked ====
    function notLocked(
        uint seqOfShare,
        uint closingDate
    ) external view returns(bool) {
        IShareholdersAgreement _sha = _gk.getSHA();

        if (!_sha.hasTitle(uint8(IShareholdersAgreement.TitleOfTerm.LockUp))){
            return true;
        }

        address lu = _sha.getTerm(uint8(IShareholdersAgreement.TitleOfTerm.LockUp));

        DealsRepo.Deal memory deal;

        deal.head.typeOfDeal = 2;
        deal.head.seqOfShare = uint32(seqOfShare);
        deal.head.closingDeadline = uint48(closingDate);

        if (!ILockUp(lu).isTriggered(deal)) {
            return true;
        }

        return false;
    }
}

Contents

AccessControl.sol

contracts/comps/common/access/AccessControl.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IAccessControl.sol";
import "./Ownable.sol";
import "../../../lib/InterfacesHub.sol";

contract AccessControl is IAccessControl, Ownable {
    using InterfacesHub for address;

    enum Books {
        ZeroPoint,
        ROC,        //1
        ROD,
        BMM,
        ROM,
        GMM,        //5
        ROA,
        ROO,
        ROP,
        ROS,
        LOO,        //10
        ROI,
        Bank,
        Blank_1,
        Blank_2,
        Cashier,    //15
        ROR
    }

    enum Keepers {
        ZeroPoint,
        ROCK,       //1
        RODK,
        BMMK,
        ROMK,
        GMMK,       //5
        ROAK,
        ROOK,
        ROPK,
        SHAK,
        LOOK,       //10
        ROIK,
        Accountant,
        Blank_1,
        Blank_2,
        Blank_3,    //15
        RORK
    }

    /// @notice Direct keeper admin record.
    Admin internal _dk;
    /// @notice General keeper address.
    address internal _gk;

    // ==== UUPSUpgradable ====

    /// @dev Storage gap for upgrade safety.
    uint[50] private __gap;

    function initKeepers(
        address directKeeper,
        address generalKeeper
    ) external virtual reinitializer(2) {
        _initKeepers(directKeeper, generalKeeper);
    }

    /// @dev Authorize UUPS upgrades. Caller must be GK or DK.
    function _authorizeUpgrade(address newImplementation) internal virtual override {
        if (msg.sender != _gk && msg.sender != _dk.addr) {
            revert AC_WrongAccess(bytes32("AC_NotGKorDK"));
        }
        if (!_rc.getRC().tempExist(newImplementation)) {
            revert AC_WrongState(bytes32("AC_TempNotExist"));
        }
    }

    function upgradeDocTo(address newImplementation) external virtual {
        upgradeTo(newImplementation);
        _rc.getRC().upgradeDoc(newImplementation);
    }

    // ################
    // ##  Modifier  ##
    // ################

    /// @notice Restrict to direct keeper.
    modifier onlyDK {
        if (_dk.addr != msg.sender) {
            revert AC_WrongAccess(bytes32("AC_NotDK"));
        }
        _;
    }

    // /// @notice Restrict to general keeper.
    // modifier onlyGK {
    //     if (_gk != msg.sender) {
    //         revert AC_WrongAccess(bytes32("AC_NotGK"));
    //     }
    //     _;
    // }

    /// @notice Restrict to general keeper or direct keeper.
    modifier onlyKeeper virtual {
        if (_gk != msg.sender && _dk.addr != msg.sender) {
            revert AC_WrongAccess(bytes32("AC_NotKeeper"));
        }
        _;
    }

    // #################
    // ##    Write    ##
    // #################

    /// @notice Initialize keeper addresses (one-time).
    /// @param directKeeper Direct keeper address.
    /// @param generalKeeper General keeper address.
    function _initKeepers(address directKeeper,address generalKeeper) internal {
        if (_dk.state != 0) {
            revert AC_WrongState(bytes32("AC_AlreadyInited"));
        }
        _dk.addr = directKeeper;
        _gk = generalKeeper;
        _dk.state = 1;
    }

    function setDirectKeeper(address acct) external onlyDK {
        _dk.addr = acct;
        emit SetDirectKeeper(acct);
    }

    function takeBackKeys (address target) external onlyDK {
        IAccessControl(target).setDirectKeeper(msg.sender);
    }

    // #################
    // ##    Read     ##
    // #################

    function getDK() external view returns (address) {
        return _dk.addr;
    }

    function getGK() external view returns (address) {
        return _gk;
    }

}

Contents

DraftControl.sol

contracts/comps/common/access/DraftControl.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IDraftControl.sol";
import "./AccessControl.sol";
// import "../../../lib/InterfacesHub.sol";

contract DraftControl is IDraftControl, AccessControl {
    using RolesRepo for RolesRepo.Repo;

    bytes32 private constant _ATTORNEYS = keccak256(bytes("Attorneys"));
    RolesRepo.Repo private _roles;

    // ################
    // ##  Modifier  ##
    // ################

    modifier onlyGC {
        if (_roles.getRoleAdmin(_ATTORNEYS) != msg.sender)
            revert DC_WrongParty(bytes32("DC_NotGC"));
        _;
    }

    modifier onlyAttorney {
        if (!_roles.hasRole(_ATTORNEYS, msg.sender))
            revert DC_WrongParty(bytes32("DC_NotAttorney"));
        _;
    }

    modifier attorneyOrGK {
        if (!_roles.hasRole(_ATTORNEYS, msg.sender) &&
            msg.sender != _gk
        ) revert DC_WrongParty(bytes32("DC_NotAttorneyOrGK"));
        _;
    }

    // #################
    // ##    Write    ##
    // #################

    function setRoleAdmin(bytes32 role, address acct) external onlyOwner {
        _roles.setRoleAdmin(role, acct);
        emit SetRoleAdmin(role, acct);
    }

    function grantRole(bytes32 role, address acct) external {
        _roles.grantRole(role, acct, msg.sender);
    }

    function revokeRole(bytes32 role, address acct) external {
        _roles.revokeRole(role, acct, msg.sender);
    }

    function renounceRole(bytes32 role) external {
        _roles.renounceRole(role, msg.sender);
    }

    function abandonRole(bytes32 role) external onlyOwner {
        _roles.abandonRole(role);
    }

    function lockContents() public onlyOwner {
        if(_dk.state != 1)
            revert DC_WrongState(bytes32("DC_NotInDraft"));

        _roles.abandonRole(_ATTORNEYS);
        setNewOwner(address(0));
        _dk.state = 2;

        emit LockContents();
    }

    // ##############
    // ##   Read   ##
    // ##############

    function isFinalized() public view returns (bool) {
        return _dk.state == 2;
    }

    function getRoleAdmin(bytes32 role) public view returns (address) {
        return _roles.getRoleAdmin(role);
    }

    function hasRole(bytes32 role, address acct) public view returns (bool) {
        return _roles.hasRole(role, acct);
    }

}

Contents

IAccessControl.sol

contracts/comps/common/access/IAccessControl.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IAccessControl
/// @notice Access control interface for keeper-based upgrade and key management.
/// @dev Used by router/keeper contracts to regain control over subordinate contracts.
interface IAccessControl {

    // ##################
    // ##   Error      ##
    // ##################

    error AC_WrongAccess(bytes32 reason);

    error AC_WrongState(bytes32 reason);

    // ##################
    // ##   Event      ##
    // ##################

    /// @notice Emitted when direct keeper is updated.
    /// @param keeper New direct keeper address.
    event SetDirectKeeper(address indexed keeper);

    // ##################
    // ##    Write     ##
    // ##################

    // ==== UUPS Upgradeability ====

    // /// @notice Initialize owner, registry center, and keeper addresses.
    // /// @param owner Owner address.
    // /// @param regCenter Registry center address.
    // /// @param directKeeper Direct keeper address.
    // /// @param generalKeeper General keeper address.
    // function initialize(
    //     address owner,
    //     address regCenter,
    //     address directKeeper,
    //     address generalKeeper
    // ) external;

    function initKeepers(
        address directKeeper,
        address generalKeeper
    ) external;

    /// @notice Upgrade implementation and register the upgrade in RegCenter.
    /// @param newImplementation New implementation address.
    function upgradeDocTo(address newImplementation) external;

    // ==== Keeper Control ====

    /// @notice Set direct keeper address.
    /// @param keeper New direct keeper address.
    function setDirectKeeper(address keeper) external;

    /// @notice Reclaim keeper control from a subordinate contract.
    /// @param target Target contract address.
    function takeBackKeys(address target) external;

    /// @notice Get current direct keeper address.
    /// @return Direct keeper address.
    function getDK() external view returns (address);

    /// @notice Get current general keeper address.
    /// @return General keeper address.
    function getGK() external view returns (address);

}

Contents

IDraftControl.sol

contracts/comps/common/access/IDraftControl.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../lib/utils/RolesRepo.sol";

/// @title IDraftControl
/// @notice Draft-stage access control and finalization interface.
/// @dev Manages role administration and irreversible content locking.
interface IDraftControl {

    // #####################
    // ##  Error & Event  ##
    // #####################

    /// @notice Emitted when a wrong party attempts a limited action.
    error DC_WrongParty(bytes32 reason);

    /// @notice Emitted when an action is attempted in an invalid state.
    error DC_WrongState(bytes32 reason);

    /// @notice Emitted when a role admin is updated.
    /// @param role Role identifier.
    /// @param acct New admin address.
    event SetRoleAdmin(bytes32 indexed role, address indexed acct);

    /// @notice Emitted when contents are finalized and roles are locked.
    event LockContents();

    // ##################
    // ##    Write     ##
    // ##################

    /// @notice Set the admin for a role.
    /// @param role Role identifier (non-zero bytes32).
    /// @param acct Admin address (must be a non-zero address).
    function setRoleAdmin(bytes32 role, address acct) external;

    /// @notice Grant a role to an account.
    /// @param role Role identifier (non-zero bytes32).
    /// @param acct Account address (non-zero).
    function grantRole(bytes32 role, address acct) external;

    /// @notice Revoke a role from an account.
    /// @param role Role identifier (non-zero bytes32).
    /// @param acct Account address (non-zero).
    function revokeRole(bytes32 role, address acct) external;

    /// @notice Renounce a role held by the caller.
    /// @param role Role identifier (non-zero bytes32).
    function renounceRole(bytes32 role) external;

    /// @notice Abandon a role by clearing its members.
    /// @param role Role identifier (non-zero bytes32).
    function abandonRole(bytes32 role) external;

    /// @notice Irreversibly lock contents by removing write authorities.
    /// @dev Typically sets owner to zero and abandons privileged roles.
    function lockContents() external;

    // ##################
    // ##   Read I/O   ##
    // ##################

    /// @notice Check whether contents are finalized.
    /// @return True if the contract is finalized and immutable.
    function isFinalized() external view returns (bool);

    /// @notice Get the admin address for a role.
    /// @param role Role identifier (non-zero bytes32).
    function getRoleAdmin(bytes32 role) external view returns (address);

    /// @notice Check whether an account has a role.
    /// @param role Role identifier (non-zero bytes32).
    /// @param acct Account address (non-zero).
    function hasRole(bytes32 role, address acct) external view returns (bool);

}

Contents

IOwnable.sol

contracts/comps/common/access/IOwnable.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IOwnable
/// @notice Minimal ownership interface used by upgradeable components.
/// @dev Exposes implementation address for UUPS checks and an owner update hook.

interface IOwnable {

    /// @notice Admin state container.
    /// @dev `state` is a small flag used to guard initialization.
    struct Admin{
        address addr;
        uint8 state;
    }

    // ########################
    // ##   Error & Event    ##
    // ########################

    error Ownable_WrongParty(bytes32 reason);

    error Ownable_WrongInput(bytes32 reason);

    error Ownable_WrongState(bytes32 reason);

    /// @notice Emitted when the owner address is updated.
    /// @param owner New owner address.
    event SetNewOwner(address indexed owner);

    // ==== UUPS Upgradeability ====

    /// @notice Initialize ownership and registry center for an upgradeable proxy.
    /// @param owner_ Initial owner/admin address (non-zero expected).
    /// @param regCenter_ Registry center contract address (non-zero expected).
    function initialize(address owner_,address regCenter_) external;

    /// @notice Return current implementation address (UUPS compatibility check).
    /// @return Implementation address.
    function getImplementation() external view returns (address);

    // #################
    // ##    Write    ##
    // #################

    /// @notice Update owner address.
    /// @param acct New owner address (non-zero in implementations).
    function setNewOwner(address acct) external;

    function getOwner() external view returns (address);

    function getRegCenter() external view returns (address);
}

Contents

Ownable.sol

contracts/comps/common/access/Ownable.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IOwnable.sol";
import "../../../openzeppelin/proxy/utils/UUPSUpgradeable.sol";
import "../../../openzeppelin/proxy/utils/Initializable.sol";

contract Ownable is IOwnable, Initializable, UUPSUpgradeable {

    Admin internal _owner;
    address internal _rc;

    // ==== UUPSUpgradable ====

    uint[50] private __gap;

    constructor(){
        _disableInitializers();
    }

    function initialize(
        address owner_,
        address regCenter_
    ) external virtual initializer {
        _init(owner_, regCenter_);
    }

    function _init(
        address owner_,
        address regCenter_
    ) internal {
        if (_owner.state != 0) {
            revert Ownable_WrongState(bytes32("Ownable_AlreadyInited"));
        }
        if (regCenter_ == address(0)) {
            revert Ownable_WrongInput(bytes32("Ownable_ZeroRegCenter"));
        }

        _owner.addr = owner_;
        _owner.state = 1;
        _rc = regCenter_;
    }

    function _authorizeUpgrade(address newImplementation) internal virtual override onlyOwner {}

    function getImplementation() external view returns (address) {
        return _getImplementation();
    }

    // ################
    // ##  Modifier  ##
    // ################

    modifier onlyOwner virtual {
        if (_owner.addr != msg.sender) {
            revert Ownable_WrongParty(bytes32("Ownable_NotOwner"));
        }
        _;
    }

    // #################
    // ##  Write I/O  ##
    // #################

    function setNewOwner(address acct) onlyOwner public {
        _owner.addr = acct;
        emit SetNewOwner(acct);
    }

    // #################
    // ##   Read I/O  ##
    // #################

    function getOwner() external view virtual returns (address) {
        return _owner.addr;
    }

    function getRegCenter() external view returns (address) {
        return _rc;
    }

}

Contents

FilesFolder.sol

contracts/comps/common/components/FilesFolder.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IFilesFolder.sol";
import "../access/AccessControl.sol";
import "../../../lib/books/FilesRepo.sol";

contract FilesFolder is IFilesFolder, AccessControl {
    using FilesRepo for FilesRepo.Repo;

    /// @notice Internal repository of files managed by this folder.
    FilesRepo.Repo internal _repo;

    // ==== UUPSUpgradeable ====

    /// @dev Storage gap for upgrade safety.
    uint[50] private __gap;

    //##################
    //##  Write I/O   ##
    //##################

    function regFile(bytes32 snOfDoc, address body)
        external onlyKeeper
    {
        if (_repo.regFile(snOfDoc, body))
            emit UpdateStateOfFile(body, uint8(FilesRepo.StateOfFile.Created));
    }

    function circulateFile(
        address body,
        uint16 signingDays,
        uint16 closingDays,
        RulesParser.VotingRule memory vr,
        bytes32 docUrl,
        bytes32 docHash
    ) external onlyKeeper {
        _repo.circulateFile(body, signingDays, closingDays, vr, docUrl, docHash);
        emit UpdateStateOfFile(body, uint8(FilesRepo.StateOfFile.Circulated));
    }

    function proposeFile(
        address body,
        uint64 seqOfMotion
    ) external onlyKeeper {
        _repo.proposeFile(body, seqOfMotion);
        emit UpdateStateOfFile(body, uint8(FilesRepo.StateOfFile.Proposed));
    }

    function voteCountingForFile(
        address body,
        bool approved
    ) external onlyKeeper {
        _repo.voteCountingForFile(body, approved);
        emit UpdateStateOfFile(body, approved ?
                uint8(FilesRepo.StateOfFile.Approved) :
                uint8(FilesRepo.StateOfFile.Rejected));
    }

    function execFile(
        address body
    ) public onlyDK {
        _repo.execFile(body);
        emit UpdateStateOfFile(body, uint8(FilesRepo.StateOfFile.Closed));
    }

    function terminateFile(
        address body
    ) public onlyDK {
        _repo.terminateFile(body);
        emit UpdateStateOfFile(body, uint8(FilesRepo.StateOfFile.Revoked));
    }

    function setStateOfFile(address body, uint state) public onlyKeeper {
        _repo.setStateOfFile(body, state);
        emit UpdateStateOfFile(body, state);
    }

    //##################
    //##   read I/O   ##
    //##################

    function signingDeadline(address body) external view returns (uint48) {
        return _repo.signingDeadline(body);
    }

    function closingDeadline(address body) external view returns (uint48) {
        return _repo.closingDeadline(body);
    }

    function frExecDeadline(address body) external view returns (uint48) {
        return _repo.frExecDeadline(body);
    }

    function dtExecDeadline(address body) external view returns (uint48) {
        return _repo.dtExecDeadline(body);
    }

    function terminateStartpoint(address body) external view returns (uint48) {
        return _repo.terminateStartpoint(body);
    }

    function votingDeadline(address body) external view returns (uint48) {
        return _repo.votingDeadline(body);
    }

    function isRegistered(address body) external view returns (bool) {
        return _repo.isRegistered(body);
    }

    function qtyOfFiles() external view returns (uint256) {
        return _repo.qtyOfFiles();
    }

    function getFilesList() external view returns (address[] memory) {
        return _repo.getFilesList();
    }

    function getFile(address body) external view returns (FilesRepo.File memory) {
        return _repo.getFile(body);
    }

    function getHeadOfFile(address body)
        public view returns (FilesRepo.Head memory head)
    {
        head = _repo.getHeadOfFile(body);
    }
}

Contents

IFilesFolder.sol

contracts/comps/common/components/IFilesFolder.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../lib/books/FilesRepo.sol";
import "../../../lib/books/RulesParser.sol";

/// @title FilesFolder
/// @notice Base contract for managing document file lifecycle and metadata.
/// @dev Provides keeper-controlled state transitions and read access to file records.
interface IFilesFolder {

    //#############
    //##  Event  ##
    //#############

    /// @notice Emitted when a file state is updated.
    /// @param body Document contract address.
    /// @param state New state value.
    event UpdateStateOfFile(address indexed body, uint indexed state);

    //#################
    //##  Write I/O  ##
    //#################

    /// @notice Register a document file.
    /// @param snOfDoc Encoded document identifier.
    /// @param body Document contract address.
    function regFile(bytes32 snOfDoc, address body) external;

    /// @notice Circulate a file for signing and voting.
    /// @param body Document contract address.
    /// @param signingDays Signing window in days.
    /// @param closingDays Total closing window in days.
    /// @param vr Voting rule parameters.
    /// @param docUrl Document URL hash.
    /// @param docHash Document content hash.
    function circulateFile(
        address body,
        uint16 signingDays,
        uint16 closingDays,
        RulesParser.VotingRule memory vr,
        bytes32 docUrl,
        bytes32 docHash
    ) external;

    /// @notice Propose a circulated file for voting.
    /// @param body Document contract address.
    /// @param seqOfMotion Motion sequence number.
    function proposeFile(address body, uint64 seqOfMotion) external;

    /// @notice Record vote counting result for a proposed file.
    /// @param body Document contract address.
    /// @param approved True if approved.
    function voteCountingForFile(address body, bool approved) external;

    /// @notice Execute an approved file.
    /// @param body Document contract address.
    function execFile(address body) external;

    /// @notice Revoke a file.
    /// @param body Document contract address.
    function terminateFile(address body) external;

    /// @notice Force set file state.
    /// @param body Document contract address.
    /// @param state New state value.
    function setStateOfFile(address body, uint state) external;

    //##################
    //##   read I/O   ##
    //##################

    /// @notice Get signing deadline timestamp.
    /// @param body Document contract address.
    function signingDeadline(address body) external view returns (uint48);

    /// @notice Get closing deadline timestamp.
    /// @param body Document contract address.
    function closingDeadline(address body) external view returns (uint48);

    /// @notice Get first execution deadline timestamp.
    /// @param body Document contract address.
    function frExecDeadline(address body) external view returns (uint48);

    /// @notice Get second execution deadline timestamp.
    /// @param body Document contract address.
    function dtExecDeadline(address body) external view returns (uint48);

    /// @notice Get termination start timestamp.
    /// @param body Document contract address.
    function terminateStartpoint(address body) external view returns (uint48);

    /// @notice Get voting deadline timestamp.
    /// @param body Document contract address.
    function votingDeadline(address body) external view returns (uint48);

    /// @notice Check if a file is registered.
    /// @param body Document contract address.
    function isRegistered(address body) external view
        returns (bool);

    /// @notice Get number of registered files.
    function qtyOfFiles() external view
        returns (uint256);

    /// @notice Get list of registered file addresses.
    function getFilesList() external view
        returns (address[] memory);

    /// @notice Get file record by address.
    /// @param body Document contract address.
    function getFile(address body) external view
        returns (FilesRepo.File memory);

    /// @notice Get file header by address.
    /// @param body Document contract address.
    function getHeadOfFile(address body) external view
        returns (FilesRepo.Head memory head);

}

Contents

IMeetingMinutes.sol

contracts/comps/common/components/IMeetingMinutes.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../lib/books/BallotsBox.sol";
import "../../../lib/books/MotionsRepo.sol";
import "../../../lib/books/RulesParser.sol";
import "../../../lib/books/DelegateMap.sol";

import "../../books/roc/IShareholdersAgreement.sol";

/// @title IMeetingMinutes
/// @notice Interface for creating motions, voting, and executing resolutions.
interface IMeetingMinutes {

    //##################
    //##    error    ##
    //##################

    error MM_WrongInput(bytes32 reason);

    //##################
    //##    events    ##
    //##################

    /// @notice Emitted when a motion is created.
    /// @param snOfMotion Encoded motion head (type/seq/VR/creator/executor/date).
    /// @param contents Encoded contents hash or payload.
    event CreateMotion(bytes32 indexed snOfMotion, uint256 indexed contents);

    /// @notice Emitted when a motion is proposed to the general meeting.
    /// @param seqOfMotion Motion sequence number.
    /// @param proposer Proposer account id.
    event ProposeMotionToGeneralMeeting(uint256 indexed seqOfMotion, uint256 indexed proposer);

    /// @notice Emitted when a motion is proposed to the board.
    /// @param seqOfMotion Motion sequence number.
    /// @param proposer Proposer account id.
    event ProposeMotionToBoard(uint256 indexed seqOfMotion, uint256 indexed proposer);

    /// @notice Emitted when a vote is delegated.
    /// @param seqOfMotion Motion sequence number.
    /// @param delegate Delegate account id.
    /// @param principal Principal account id.
    event EntrustDelegate(uint256 indexed seqOfMotion, uint256 indexed delegate, uint256 indexed principal);

    /// @notice Emitted when a vote is cast in the general meeting.
    /// @param seqOfMotion Motion sequence number.
    /// @param caller Voter account id.
    /// @param attitude Voting attitude (enum value defined by BallotsBox).
    /// @param sigHash Signature hash.
    event CastVoteInGeneralMeeting(uint256 indexed seqOfMotion, uint256 indexed caller, uint indexed attitude, bytes32 sigHash);

    /// @notice Emitted when a vote is cast in the board meeting.
    /// @param seqOfMotion Motion sequence number.
    /// @param caller Voter account id.
    /// @param attitude Voting attitude (enum value defined by BallotsBox).
    /// @param sigHash Signature hash.
    event CastVoteInBoardMeeting(uint256 indexed seqOfMotion, uint256 indexed caller, uint indexed attitude, bytes32 sigHash);

    /// @notice Emitted when vote counting completes.
    /// @param seqOfMotion Motion sequence number.
    /// @param result Vote counting result code.
    event VoteCounting(uint256 indexed seqOfMotion, uint8 indexed result);

    /// @notice Emitted when a resolution is executed.
    /// @param seqOfMotion Motion sequence number.
    /// @param caller Executor account id.
    event ExecResolution(uint256 indexed seqOfMotion, uint256 indexed caller);

    //#################
    //##  Write I/O  ##
    //#################

    /// @notice Nominate an officer for a position.
    /// @param seqOfPos Position sequence number (> 0).
    /// @param seqOfVR Voting rule sequence number (> 0).
    /// @param canidate Candidate account id (> 0).
    /// @param nominator Nominator account id (> 0).
    function nominateOfficer(
        uint256 seqOfPos,
        uint seqOfVR,
        uint canidate,
        uint nominator
    ) external returns(uint64);

    /// @notice Create a motion to remove an officer.
    /// @param seqOfPos Position sequence number (> 0).
    /// @param seqOfVR Voting rule sequence number (> 0).
    /// @param nominator Nominator account id (> 0).
    function createMotionToRemoveOfficer(
        uint256 seqOfPos,
        uint seqOfVR,
        uint nominator
    ) external returns(uint64);

    /// @notice Create a motion to approve a document.
    /// @param doc Document identifier (encoded or sequence number, > 0).
    /// @param seqOfVR Voting rule sequence number (> 0).
    /// @param executor Executor account id (> 0).
    /// @param proposer Proposer account id (> 0).
    function createMotionToApproveDoc(
        uint doc,
        uint seqOfVR,
        uint executor,
        uint proposer
    ) external returns(uint64);

    /// @notice Create a motion to distribute USD profits.
    /// @param amt Amount to distribute (>= 0, in smallest unit).
    /// @param expireDate Expiration timestamp (> current time).
    /// @param seqOfVR Voting rule sequence number (> 0).
    /// @param seqOfDR Distribution rule sequence number (> 0).
    /// @param para Extra parameter encoded by rule (>= 0).
    /// @param executor Executor account id (> 0).
    /// @param proposer Proposer account id (> 0).
    function createMotionToDistributeUsd(
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint seqOfDR,
        uint para,
        uint executor,
        uint proposer
    ) external returns (uint64);

    /// @notice Create a motion to transfer funds.
    /// @param to Recipient address (non-zero).
    /// @param isCBP True if CBP token, false if USD.
    /// @param amt Amount to transfer (>= 0, in smallest unit).
    /// @param expireDate Expiration timestamp (> current time).
    /// @param seqOfVR Voting rule sequence number (> 0).
    /// @param executor Executor account id (> 0).
    /// @param proposer Proposer account id (> 0).
    function createMotionToTransferFund(
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint executor,
        uint proposer
    ) external returns (uint64);

    /// @notice Create a motion to approve an action bundle.
    /// @param seqOfVR Voting rule sequence number (> 0).
    /// @param targets Target contract addresses (non-zero).
    /// @param values ETH values for each call (>= 0).
    /// @param params Calldata for each call.
    /// @param desHash Description hash (bytes32).
    /// @param executor Executor account id (> 0).
    /// @param proposer Proposer account id (> 0).
    function createAction(
        uint seqOfVR,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint executor,
        uint proposer
    ) external returns(uint64);

    /// @notice Create a motion to decrease capital.
    /// @param seqOfVR Voting rule sequence number (> 0).
    /// @param seqOfShare Share class sequence number (> 0).
    /// @param paid Total paid-in capital amount (>= 0, in smallest unit).
    /// @param par Par value per share (>= 0, in smallest unit).
    /// @param amt Amount to decrease (>= 0, in smallest unit).
    /// @param executor Executor account id (> 0).
    /// @param proposer Proposer account id (> 0).
    function createMotionToDecreaseCapital(
        uint seqOfVR, uint seqOfShare,
        uint paid, uint par, uint amt,
        uint executor, uint proposer
    ) external returns (uint64);

    /// @notice Propose a motion to the general meeting.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param proposer Proposer account id (> 0).
    function proposeMotionToGeneralMeeting(
        uint256 seqOfMotion,
        uint proposer
    ) external;

    /// @notice Propose a motion to the board.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param caller Proposer account id (> 0).
    function proposeMotionToBoard (
        uint seqOfMotion,
        uint caller
    ) external;

    /// @notice Delegate voting power for a motion.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param delegate Delegate account id (> 0).
    /// @param principal Principal account id (> 0).
    function entrustDelegate(
        uint256 seqOfMotion,
        uint delegate,
        uint principal
    ) external;

    // ==== Vote ====

    /// @notice Cast a vote in the general meeting.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param attitude Voting attitude (enum value defined by BallotsBox).
    /// @param sigHash Signature hash.
    /// @param caller Voter account id (> 0).
    function castVoteInGeneralMeeting(
        uint256 seqOfMotion,
        uint attitude,
        bytes32 sigHash,
        uint256 caller
    ) external;

    /// @notice Cast a vote in the board meeting.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param attitude Voting attitude (enum value defined by BallotsBox).
    /// @param sigHash Signature hash.
    /// @param caller Voter account id (> 0).
    function castVoteInBoardMeeting(
        uint256 seqOfMotion,
        uint attitude,
        bytes32 sigHash,
        uint256 caller
    ) external;

    // ==== UpdateVoteResult ====

    /// @notice Count votes for a motion.
    /// @param flag0 Context flag (implementation-defined).
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param base Vote calculation base data.
    function voteCounting(bool flag0, uint256 seqOfMotion, MotionsRepo.VoteCalBase memory base)
        external returns(uint8);

    // ==== ExecResolution ====

    /// @notice Execute a resolution with verified contents.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param contents Encoded contents hash or payload.
    /// @param caller Executor account id (> 0).
    function execResolution(uint256 seqOfMotion, uint256 contents, uint caller)
        external;

    /// @notice Execute a USD distribution motion.
    /// @param amt Amount to distribute (>= 0, in smallest unit).
    /// @param expireDate Expiration timestamp (> current time).
    /// @param seqOfDR Distribution rule sequence number (> 0).
    /// @param para Extra parameter encoded by rule (>= 0).
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param caller Executor account id (> 0).
    function distributeUsd(
        uint amt,
        uint expireDate,
        uint seqOfDR,
        uint para,
        uint seqOfMotion,
        uint caller
    ) external;

    /// @notice Execute a fund transfer motion.
    /// @param to Recipient address (non-zero).
    /// @param isCBP True if CBP token, false if USD.
    /// @param amt Amount to transfer (>= 0, in smallest unit).
    /// @param expireDate Expiration timestamp (> current time).
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param caller Executor account id (> 0).
    function transferFund(
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfMotion,
        uint caller
    ) external;

    /// @notice Execute an approved action bundle.
    /// @param seqOfVR Voting rule sequence number (> 0).
    /// @param targets Target contract addresses (non-zero).
    /// @param values ETH values for each call (>= 0).
    /// @param params Calldata for each call.
    /// @param desHash Description hash (bytes32).
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param caller Executor account id (> 0).
    function execAction(
        uint seqOfVR,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint256 seqOfMotion,
        uint caller
    ) external returns(uint contents);

    /// @notice Execute a capital decrease motion.
    /// @param seqOfVR Voting rule sequence number (> 0).
    /// @param seqOfShare Share class sequence number (> 0).
    /// @param paid Total paid-in capital amount (>= 0, in smallest unit).
    /// @param par Par value per share (>= 0, in smallest unit).
    /// @param amt Amount to decrease (>= 0, in smallest unit).
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param caller Executor account id (> 0).
    function decreaseCapital(
        uint seqOfVR, uint seqOfShare,
        uint paid, uint par, uint amt,
        uint seqOfMotion, uint caller
    ) external;

    //################
    //##    Read    ##
    //################

    // ==== Motions ====

    /// @notice Check whether a motion is proposed.
    /// @param seqOfMotion Motion sequence number (> 0).
    function isProposed(uint256 seqOfMotion) external view returns (bool);

    /// @notice Check whether voting has started.
    /// @param seqOfMotion Motion sequence number (> 0).
    function voteStarted(uint256 seqOfMotion) external view returns (bool);

    /// @notice Check whether voting has ended.
    /// @param seqOfMotion Motion sequence number (> 0).
    function voteEnded(uint256 seqOfMotion) external view returns (bool);

    // ==== Delegate ====

    /// @notice Get the voter record for a delegate.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param acct Delegate account id (> 0).
    function getVoterOfDelegateMap(uint256 seqOfMotion, uint256 acct)
        external view returns (DelegateMap.Voter memory);

    /// @notice Get delegate of an account for a motion.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param acct Account id (> 0).
    function getDelegateOf(uint256 seqOfMotion, uint acct)
        external view returns (uint);

    // ==== motion ====

    /// @notice Get motion details.
    /// @param seqOfMotion Motion sequence number (> 0).
    function getMotion(uint256 seqOfMotion)
        external view returns (MotionsRepo.Motion memory motion);

    // ==== voting ====

    /// @notice Check whether an account has voted.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param acct Account id (> 0).
    function isVoted(uint256 seqOfMotion, uint256 acct) external view returns (bool);

    /// @notice Check whether an account voted for a specific attitude.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param acct Account id (> 0).
    /// @param atti Attitude value (enum value defined by BallotsBox).
    function isVotedFor(
        uint256 seqOfMotion,
        uint256 acct,
        uint atti
    ) external view returns (bool);

    /// @notice Get vote case for an attitude.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param atti Attitude value (enum value defined by BallotsBox).
    function getCaseOfAttitude(uint256 seqOfMotion, uint atti)
        external view returns (BallotsBox.Case memory );

    /// @notice Get ballot of an account for a motion.
    /// @param seqOfMotion Motion sequence number (> 0).
    /// @param acct Account id (> 0).
    function getBallot(uint256 seqOfMotion, uint256 acct)
        external view returns (BallotsBox.Ballot memory);

    /// @notice Check whether a motion has passed.
    /// @param seqOfMotion Motion sequence number (> 0).
    function isPassed(uint256 seqOfMotion) external view returns (bool);

    /// @notice Get list of motion sequence numbers.
    function getSeqList() external view returns (uint[] memory);

}

Contents

ISigPage.sol

contracts/comps/common/components/ISigPage.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../../lib/utils/ArrayUtils.sol";
import "../../../openzeppelin/utils/structs/EnumerableSet.sol";
import "../../../lib/books/SigsRepo.sol";

/// @title ISigPage
/// @notice Interface for managing signature pages and signing status.
interface ISigPage {

    /// @notice Emitted when the document is circulated.
    event CirculateDoc();

    //##################
    //##   Write I/O  ##
    //##################

    /// @notice Circulate the document and start timing.
    function circulateDoc() external;

    /// @notice Set signing and closing windows (in days).
    /// @param initPage True for the initial page, false for the secondary page.
    /// @param signingDays Signing window in days.
    /// @param closingDays Closing window in days.
    function setTiming(bool initPage, uint signingDays, uint closingDays) external;

    /// @notice Add a blank (party + deal) to a page.
    /// @param initPage True for the initial page, false for the secondary page.
    /// @param beBuyer True if the party is a buyer.
    /// @param seqOfDeal Deal sequence number.
    /// @param acct Party account id.
    function addBlank(bool initPage, bool beBuyer, uint256 seqOfDeal, uint256 acct)
        external;

    /// @notice Remove a blank from a page.
    /// @param initPage True for the initial page, false for the secondary page.
    /// @param seqOfDeal Deal sequence number.
    /// @param acct Party account id.
    function removeBlank(bool initPage, uint256 seqOfDeal, uint256 acct)
        external;

    /// @notice Record a signature for a party.
    /// @param initPage True for the initial page, false for the secondary page.
    /// @param caller Party account id.
    /// @param sigHash Signature hash.
    function signDoc(bool initPage, uint256 caller, bytes32 sigHash)
        external;

    /// @notice Register a signature with a provided date.
    /// @param signer Party account id.
    /// @param sigDate Signature timestamp.
    /// @param sigHash Signature hash.
    function regSig(uint256 signer, uint sigDate, bytes32 sigHash)
        external returns(bool flag);

    //##################
    //##   read I/O   ##
    //##################

    /// @notice Get base parameters of a page.
    /// @param initPage True for the initial page, false for the secondary page.
    function getParasOfPage(bool initPage) external view
        returns (SigsRepo.Signature memory);

    /// @notice Check whether the document has been circulated.
    function circulated() external view returns(bool);

    /// @notice Check whether all required signatures are collected.
    function established() external view
        returns (bool flag);

    /// @notice Get circulate date.
    function getCirculateDate() external view returns(uint48);

    /// @notice Get signing window in days.
    function getSigningDays() external view returns(uint16);

    /// @notice Get closing window in days.
    function getClosingDays() external view returns(uint16);

    /// @notice Get signature deadline timestamp.
    function getSigDeadline() external view returns(uint48);

    /// @notice Get closing deadline timestamp.
    function getClosingDeadline() external view returns(uint48);

    /// @notice Check whether an account is a buyer.
    /// @param initPage True for the initial page, false for the secondary page.
    /// @param acct Party account id.
    function isBuyer(bool initPage, uint256 acct)
        external view returns(bool flag);

    /// @notice Check whether an account is a seller.
    /// @param initPage True for the initial page, false for the secondary page.
    /// @param acct Party account id.
    function isSeller(bool initPage, uint256 acct)
        external view returns(bool flag);

    /// @notice Check whether an account is a party on any page.
    /// @param acct Party account id.
    function isParty(uint256 acct)
        external view returns(bool flag);

    /// @notice Check whether an account signed the initial page.
    /// @param acct Party account id.
    function isInitSigner(uint256 acct)
        external view returns (bool flag);

    /// @notice Check whether an account signed any page.
    /// @param acct Party account id.
    function isSigner(uint256 acct)
        external view returns (bool flag);

    /// @notice Get buyers of a page.
    /// @param initPage True for the initial page, false for the secondary page.
    function getBuyers(bool initPage)
        external view returns (uint256[] memory buyers);

    /// @notice Get sellers of a page.
    /// @param initPage True for the initial page, false for the secondary page.
    function getSellers(bool initPage)
        external view returns (uint256[] memory sellers);

    /// @notice Get all parties across pages.
    function getParties() external view
        returns (uint256[] memory parties);

    /// @notice Get signature data of a party.
    /// @param initParty True for the initial page, false for the secondary page.
    /// @param acct Party account id.
    function getSigOfParty(bool initParty, uint256 acct) external view returns (
            uint256[] memory seqOfDeals,
            SigsRepo.Signature memory sig,
            bytes32 sigHash
        );

    /// @notice Get signatures for a page by buyers and sellers.
    /// @param initPage True for the initial page, false for the secondary page.
    function getSigsOfPage(bool initPage) external view
        returns (
            SigsRepo.Signature[] memory sigsOfBuyer,
            SigsRepo.Signature[] memory sigsOfSeller
        );
}

Contents

MeetingMinutes.sol

contracts/comps/common/components/MeetingMinutes.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../access/AccessControl.sol";

import "./IMeetingMinutes.sol";

contract MeetingMinutes is IMeetingMinutes, AccessControl {
    using MotionsRepo for MotionsRepo.Repo;
    using RulesParser for bytes32;
    using InterfacesHub for address;

    // Repository for motions, their states, and their voting results.
    MotionsRepo.Repo private _repo;

    // ==== UUPS Upgradeable ====
    uint[50] private __gap;

    //##################
    //##    Write     ##
    //##################

    function _addMotion(
        uint typeOfMotion,
        uint seqOfVR,
        uint creator,
        uint executor,
        uint contents
    ) private returns (uint64) {
        MotionsRepo.Head memory head = MotionsRepo.Head({
            typeOfMotion: uint8(typeOfMotion),
            seqOfMotion: 0,
            seqOfVR: uint16(seqOfVR),
            creator: uint40(creator),
            executor: uint40(executor),
            createDate: 0,
            data: 0
        });

        head = _repo.addMotion(head, contents);
        emit CreateMotion(MotionsRepo.codifyHead(head), contents);
        return head.seqOfMotion;
    }

    function nominateOfficer(
        uint seqOfPos,
        uint seqOfVR,
        uint candidate,
        uint nominator
    ) external onlyDK returns(uint64) {

        return _addMotion(
            uint8(MotionsRepo.TypeOfMotion.ElectOfficer),
            seqOfVR,
            nominator,
            candidate,
            seqOfPos
        );
    }

    function createMotionToRemoveOfficer(
        uint256 seqOfPos,
        uint seqOfVR,
        uint nominator
    ) external onlyDK returns(uint64) {

        return _addMotion(
            uint8(MotionsRepo.TypeOfMotion.RemoveOfficer),
            seqOfVR,
            nominator,
            nominator,
            seqOfPos
        );
    }

    function createMotionToApproveDoc(
        uint doc,
        uint seqOfVR,
        uint executor,
        uint proposer
    ) external onlyKeeper returns(uint64) {

        return _addMotion(
            uint8(MotionsRepo.TypeOfMotion.ApproveDoc),
            seqOfVR,
            proposer,
            executor,
            doc
        );
    }

    function createMotionToDistributeUsd(
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint seqOfDR,
        uint para,
        uint executor,
        uint proposer
    ) external onlyDK returns (uint64) {
        uint contents = _hashPayment(address(uint160(seqOfDR << 40 + para)), false, amt, expireDate);
        return _addMotion(
            uint8(MotionsRepo.TypeOfMotion.DistributeProfits),
            seqOfVR,
            proposer,
            executor,
            contents
        );
    }

    function createMotionToTransferFund(
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint executor,
        uint proposer
    ) external onlyDK returns (uint64) {
        uint contents = _hashPayment(to, isCBP, amt, expireDate);
        return _addMotion(
            uint8(MotionsRepo.TypeOfMotion.TransferFund),
            seqOfVR,
            proposer,
            executor,
            contents
        );
    }

    function _hashPayment(
        address to,
        bool isCBP,
        uint amt,
        uint expireDate
    ) private pure returns(uint) {
        return
            uint256(
                keccak256(
                    abi.encode(to, isCBP, amt, expireDate)
                )
            );
    }

    function createAction(
        uint seqOfVR,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint executor,
        uint proposer
    ) external onlyDK returns (uint64){

        uint256 contents = _hashAction(
            seqOfVR,
            targets,
            values,
            params,
            desHash
        );

        return _addMotion(
            uint8(MotionsRepo.TypeOfMotion.ApproveAction),
            seqOfVR,
            proposer,
            executor,
            contents
        );
    }

    function _hashAction(
        uint256 seqOfVR,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash
    ) private pure returns (uint256) {
        return
            uint256(
                keccak256(
                    abi.encode(seqOfVR, targets, values, params, desHash)
                )
            );
    }

    function createMotionToDecreaseCapital(
        uint seqOfVR, uint seqOfShare,
        uint paid, uint par, uint amt,
        uint executor, uint proposer
    ) external onlyKeeper returns (uint64) {
        uint contents = _hashDecreaseCapital(
            seqOfVR, seqOfShare, paid, par, amt
        );
        return _addMotion(
            uint8(MotionsRepo.TypeOfMotion.DecreaseCapital),
            seqOfVR,
            proposer,
            executor,
            contents
        );
    }

    function _hashDecreaseCapital(
        uint seqOfVR, uint seqOfShare,
        uint paid, uint par, uint amt
    ) private pure returns (uint) {
        return
            uint256(
                keccak256(
                    abi.encode(seqOfVR, seqOfShare, paid, par, amt)
                )
            );
    }

    // ==== ProposeMotion ====

    function proposeMotionToGeneralMeeting(
        uint256 seqOfMotion,
        uint proposer
    ) external onlyKeeper {

        IShareholdersAgreement _sha = _gk.getSHA();

        _repo.proposeMotionToGeneralMeeting(seqOfMotion, _sha, _gk.getROM(), _gk.getROD(), proposer);
        emit ProposeMotionToGeneralMeeting(seqOfMotion, proposer);
    }

    function proposeMotionToBoard (
        uint seqOfMotion,
        uint caller
    ) external onlyDK {

        IShareholdersAgreement _sha = _gk.getSHA();

        _repo.proposeMotionToBoard(seqOfMotion, _sha, _gk.getROD(), caller);
        emit ProposeMotionToBoard(seqOfMotion, caller);
    }

    // ==== delegate ====

    function entrustDelegate(
        uint256 seqOfMotion,
        uint delegate,
        uint principal
    ) external onlyDK {
        if (_repo.entrustDelegate(
            seqOfMotion,
            delegate,
            principal,
            _gk.getROM(),
            _gk.getROD()
        ))
        emit EntrustDelegate(seqOfMotion, delegate, principal);
    }

    // ==== Vote ====

    function castVoteInGeneralMeeting(
        uint256 seqOfMotion,
        uint attitude,
        bytes32 sigHash,
        uint256 caller
    ) external onlyDK {
        _repo.castVoteInGeneralMeeting(seqOfMotion, caller, attitude, sigHash, _gk.getROM());
        emit CastVoteInGeneralMeeting(seqOfMotion, caller, attitude, sigHash);
    }

    function castVoteInBoardMeeting(
        uint256 seqOfMotion,
        uint attitude,
        bytes32 sigHash,
        uint256 caller
    ) external onlyDK {
        _repo.castVoteInBoardMeeting(seqOfMotion, caller, attitude, sigHash, _gk.getROD());
        emit CastVoteInBoardMeeting(seqOfMotion, caller, attitude, sigHash);
    }

    // ==== UpdateVoteResult ====

    function voteCounting(bool flag0, uint256 seqOfMotion, MotionsRepo.VoteCalBase memory base)
        external onlyDK returns(uint8 result)
    {
        result = _repo.voteCounting(flag0, seqOfMotion, base);
        emit VoteCounting(seqOfMotion, result);
    }

    // ==== ExecResolution ====

    function execResolution(uint256 seqOfMotion, uint256 contents, uint caller)
        public onlyKeeper
    {
        _repo.execResolution(seqOfMotion, contents, caller);
        emit ExecResolution(seqOfMotion, caller);
    }

    function distributeUsd(
        uint amt,
        uint expireDate,
        uint seqOfDR,
        uint para,
        uint seqOfMotion,
        uint caller
    ) external onlyKeeper {

        if(block.timestamp >= expireDate)
            revert MM_WrongInput(bytes32("MM_ExpireDateNotFuture"));

        if( _repo.getMotion(seqOfMotion).head.typeOfMotion !=
                uint8(MotionsRepo.TypeOfMotion.DistributeProfits)
        ) revert MM_WrongInput(bytes32("MM_WrongTypeOfMotion"));

        uint contents = _hashPayment(address(uint160(seqOfDR << 40 + para)), false, amt, expireDate);

        execResolution(seqOfMotion, contents, caller);
    }

    function transferFund(
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfMotion,
        uint caller
    ) external onlyKeeper {

        if(block.timestamp >= expireDate)
            revert MM_WrongInput(bytes32("MM_TF_ExpireDateNotFuture"));

        if (_repo.getMotion(seqOfMotion).head.typeOfMotion !=
                uint8(MotionsRepo.TypeOfMotion.TransferFund)
        ) revert MM_WrongInput(bytes32("MM_TF_WrongTypeOfMotion"));

        uint contents = _hashPayment(to, isCBP, amt, expireDate);

        execResolution(seqOfMotion, contents, caller);
    }

    function execAction(
        uint seqOfVR,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint256 seqOfMotion,
        uint caller
    ) external onlyDK returns (uint contents) {

        MotionsRepo.Motion memory motion =
            _repo.getMotion(seqOfMotion);

        if (motion.head.typeOfMotion !=
            uint8(MotionsRepo.TypeOfMotion.ApproveAction)
        ) revert MM_WrongInput(bytes32("MM_EA_WrongTypeOfMotion"));

        contents = _hashAction(
            seqOfVR,
            targets,
            values,
            params,
            desHash
        );

        execResolution(seqOfMotion, contents, caller);
    }

    function decreaseCapital(
        uint seqOfVR, uint seqOfShare,
        uint paid, uint par, uint amt,
        uint seqOfMotion, uint caller
    ) external onlyKeeper {
        if (_repo.getMotion(seqOfMotion).head.typeOfMotion !=
            uint8(MotionsRepo.TypeOfMotion.DecreaseCapital)
        ) revert MM_WrongInput(bytes32("MM_DC_WrongTypeOfMotion"));

        uint contents = _hashDecreaseCapital(seqOfVR, seqOfShare, paid, par, amt);

        execResolution(seqOfMotion, contents, caller);
    }

    //################
    //##    Read    ##
    //################

    // ==== Motions ====

    function isProposed(uint256 seqOfMotion) public view returns (bool) {
        return _repo.isProposed(seqOfMotion);
    }

    function voteStarted(uint256 seqOfMotion) external view returns (bool) {
        return _repo.voteStarted(seqOfMotion);
    }

    function voteEnded(uint256 seqOfMotion) external view returns (bool){
        return _repo.voteEnded(seqOfMotion);
    }

    // ==== Delegate ====

    function getVoterOfDelegateMap(uint256 seqOfMotion, uint256 acct)
        external view returns (DelegateMap.Voter memory)
    {
        return _repo.getVoterOfDelegateMap(seqOfMotion, acct);
    }

    function getDelegateOf(uint256 seqOfMotion, uint acct)
        external view returns (uint)
    {
        return _repo.getDelegateOf(seqOfMotion, acct);
    }

    // ==== motion ====

    function getMotion(uint256 seqOfMotion)
        external view returns (MotionsRepo.Motion memory motion)
    {
        motion = _repo.getMotion(seqOfMotion);
    }

    // ==== voting ====

    function isVoted(uint256 seqOfMotion, uint256 acct) external view returns (bool)
    {
        return _repo.isVoted(seqOfMotion, acct);
    }

    function isVotedFor(
        uint256 seqOfMotion,
        uint256 acct,
        uint atti
    ) external view returns (bool) {
        return _repo.isVotedFor(seqOfMotion, acct, atti);
    }

    function getCaseOfAttitude(uint256 seqOfMotion, uint atti)
        external view returns (BallotsBox.Case memory )
    {
        return _repo.getCaseOfAttitude(seqOfMotion, atti);
    }

    function getBallot(uint256 seqOfMotion, uint256 acct)
        external view returns (BallotsBox.Ballot memory)
    {
        return _repo.getBallot(seqOfMotion, acct);
    }

    function isPassed(uint256 seqOfMotion) external view returns (bool) {
        return _repo.isPassed(seqOfMotion);
    }

    // ==== SeqList ====

    function getSeqList() external view returns (uint[] memory) {
        return _repo.getSeqList();
    }

}

Contents

SigPage.sol

contracts/comps/common/components/SigPage.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./ISigPage.sol";

import "../access/DraftControl.sol";

contract SigPage is ISigPage, DraftControl {
    using ArrayUtils for uint256[];
    using EnumerableSet for EnumerableSet.UintSet;
    using SigsRepo for SigsRepo.Page;

    // Repository for signatures, their deadlines, and the parties involved in the
    SigsRepo.Page[2] internal _sigPages;

    // ==== UUPS Upgradeable ====
    uint256[50] private __gap;

    //#############
    //##  Write  ##
    //#############

    function circulateDoc() external onlyKeeper {
        _sigPages[0].circulateDoc();
        _sigPages[1].circulateDoc();
        emit CirculateDoc();
    }

    function setTiming(bool initPage, uint signingDays, uint closingDays)
        external attorneyOrGK
    {
        initPage ? _sigPages[0].setTiming(signingDays, closingDays) :
            _sigPages[1].setTiming(signingDays, closingDays);
    }

    function addBlank(bool initPage, bool beBuyer, uint256 seqOfDeal, uint256 acct)
        external attorneyOrGK
    {
        initPage ? _sigPages[0].addBlank(beBuyer, seqOfDeal, acct) :
            _sigPages[1].addBlank(beBuyer, seqOfDeal, acct);
    }

    function removeBlank(bool initPage, uint256 seqOfDeal, uint256 acct)
        external attorneyOrGK
    {
        initPage ? _sigPages[0].removeBlank(seqOfDeal, acct) :
            _sigPages[1].removeBlank(seqOfDeal, acct);
    }

    function signDoc(bool initPage, uint256 caller, bytes32 sigHash)
        external onlyKeeper
    {
        if (initPage) {
            _sigPages[0].signDoc(caller, sigHash);
        } else {
            _sigPages[1].signDoc(caller, sigHash);
        }
    }

    function regSig(uint256 signer, uint sigDate, bytes32 sigHash)
        external onlyKeeper returns (bool flag)
    {
        flag = _sigPages[1].regSig(signer, sigDate, sigHash);
    }

    //##################
    //##   read I/O   ##
    //##################

    function getParasOfPage(bool initPage) external view
        returns (SigsRepo.Signature memory)
    {
        return initPage ? _sigPages[0].blanks[0].sig :
            _sigPages[1].blanks[0].sig;
    }

    function circulated() external view returns(bool) {
        return _sigPages[0].circulated();
    }

    function established() external view
        returns (bool flag)
    {
        flag =  _sigPages[1].buyers.length() > 0
                ? _sigPages[1].established() && _sigPages[0].established()
                : _sigPages[0].established();
    }

    function getCirculateDate() external view returns(uint48) {
        return _sigPages[0].getCirculateDate();
    }

    function getSigningDays() external view returns(uint16) {
        return _sigPages[0].getSigningDays();
    }

    function getClosingDays() external view returns(uint16) {
        return _sigPages[0].getClosingDays();
    }

    function getSigDeadline() external view returns(uint48) {
        return _sigPages[0].getSigDeadline();
    }

    function getClosingDeadline() external view returns(uint48) {
        return _sigPages[0].getClosingDeadline();
    }

    function isBuyer(bool initPage, uint256 acct)
        public view returns(bool flag)
    {
        flag = initPage ? _sigPages[0].buyers.contains(acct) :
            _sigPages[1].buyers.contains(acct);
    }

    function isSeller(bool initPage, uint256 acct)
        public view returns(bool flag)
    {
        flag = initPage ? _sigPages[0].sellers.contains(acct) :
            _sigPages[1].sellers.contains(acct);
    }

    function isParty(uint256 acct) external view returns (bool flag) {
        flag = _sigPages[0].buyers.contains(acct) ||
            _sigPages[0].sellers.contains(acct) ||
            _sigPages[1].buyers.contains(acct) ||
            _sigPages[1].sellers.contains(acct);
    }

    function isInitSigner(uint256 acct)
        external view returns (bool flag)
    {
        flag = _sigPages[0].isSigner(acct);
    }

    function isSigner(uint256 acct)
        external view returns (bool flag)
    {
        flag = _sigPages[0].isSigner(acct) ||
            _sigPages[1].isSigner(acct);
    }

    function getBuyers(bool initPage)
        public view returns (uint256[] memory buyers)
    {
        buyers = initPage
            ? _sigPages[0].buyers.values()
            : _sigPages[1].buyers.values();
    }

    function getSellers(bool initPage)
        public view returns (uint256[] memory sellers)
    {
        sellers = initPage
            ? _sigPages[0].sellers.values()
            : _sigPages[1].sellers.values();
    }

    function getParties() external view
        returns (uint256[] memory parties)
    {
        uint256[] memory buyers =
            getBuyers(true).merge(getBuyers(false));

        uint256[] memory sellers =
            getSellers(true).merge(getSellers(false));

        parties = buyers.merge(sellers);
    }

    function getSigOfParty(bool initPage, uint256 acct)
        external view
        returns (
            uint256[] memory seqOfDeals,
            SigsRepo.Signature memory sig,
            bytes32 sigHash
    ) {
        if (initPage) {
            return _sigPages[0].sigOfParty(acct);
        } else {
            return _sigPages[1].sigOfParty(acct);
        }
    }

    function getSigsOfPage(bool initPage)
        external view
        returns (
            SigsRepo.Signature[] memory sigsOfBuyer,
            SigsRepo.Signature[] memory sigsOfSeller
        )
    {
        if (initPage) {
            return _sigPages[0].sigsOfPage();
        } else {
            return _sigPages[1].sigsOfPage();
        }
    }
}

Contents

GeneralKeeper.sol

contracts/comps/GeneralKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IGeneralKeeper.sol";
import "./common/access/AccessControl.sol";
import "../openzeppelin/utils/Address.sol";
import "../lib/books/UsersRepo.sol";
import "../lib/InterfacesHub.sol";

contract GeneralKeeper is IGeneralKeeper, AccessControl {
    using Address for address;
    using InterfacesHub for address;

    /// @notice Company registry info stored in this keeper.
    CompInfo internal _info;

    /// @notice Book registry (title => book address).
    mapping(uint256 => address) private _books;
    /// @notice Keeper registry (title => keeper address).
    mapping(uint256 => address) private _keepers;
    /// @notice Reverse lookup for keeper registry (keeper address => title).
    mapping(address => uint) private _titleOfKeeper;
    /// @notice Reference to RegCenter for user registration and queries.
    address private _router;

    // ==== UUPSUpgradable ====

    /// @dev Storage gap for upgrade safety.
    uint[50] private __gap;

    /// @notice Register this company in RegCenter and store registry metadata.
    function createCorpSeal(
        uint _typeOfEntity
    ) external reinitializer(3) onlyOwner{
        _rc.getRC().regUser();
        _info.regNum = _rc.getRC().getMyUserNo();
        _info.regDate = uint48(block.timestamp);
        _info.typeOfEntity = uint8(_typeOfEntity);
    }

    // ---- Entity ----

    function setCompInfo (
        uint8 _currency,
        bytes18 _symbol,
        string memory _name
    ) external onlyDK {
        _info.currency = _currency;
        _info.symbol = _symbol;
        _info.name = _name;
    }

    function getCompInfo() external view returns(CompInfo memory) {
        return _info;
    }

    function getCompUser() external view onlyOwner returns (UsersRepo.User memory) {
        return _rc.getRC().getMyUser();
    }

    // ---- Keepers ----

    function regKeeper(uint256 title, address keeper) external onlyDK {
        if (title == 0) {
            revert GK_WrongInput(bytes32("GK_ZeroTitle"));
        }
        if (_titleOfKeeper[keeper] != 0) {
            revert GK_WrongInput(bytes32("GK_KeeperAlreadyReg"));
        }
        _keepers[title] = keeper;
        _titleOfKeeper[keeper] = title;
        emit RegKeeper(title, keeper, msg.sender);
    }

    function isKeeper(address target) external view returns (bool) {
        return _titleOfKeeper[target] != 0;
    }

    function getKeeper(uint256 title) public view returns (address) {
        if (title == 0) {
            revert GK_WrongInput(bytes32("GK_ZeroTitle"));
        }
        if (_keepers[title] == address(0)) {
            revert GK_WrongInput(bytes32("GK_TitleNotReg"));
        }
        return _keepers[title];
    }

    function getTitleOfKeeper(address keeper) external view returns (uint) {
        if (keeper == address(0)) {
            revert GK_WrongInput(bytes32("GK_ZeroKeeper"));
        }
        if (_titleOfKeeper[keeper] == 0) {
            revert GK_WrongInput(bytes32("GK_KeeperNotReg"));
        }
        return _titleOfKeeper[keeper];
    }

    // ---- Router ----

    function setRouter(address router) external onlyDK {
        if (router == address(0)) {
            revert GK_WrongInput(bytes32("GK_ZeroRouter"));
        }
        _router = router;
        emit SetRouter(router, msg.sender);
    }

    function getRouter() external view returns (address) {
        if (_router == address(0)) {
            revert GK_WrongInput(bytes32("GK_RouterNotSet"));
        }
        return _router;
    }

    // ---- Books ----

    function regBook(uint256 title, address book) external onlyDK {
        if (title == 0) {
            revert GK_WrongInput(bytes32("GK_ZeroTitle"));
        }
        _books[title] = book;
        emit RegBook(title, book, msg.sender);
    }

    function getBook(uint256 title) external view returns (address) {
        if (title == 0) {
            revert GK_WrongInput(bytes32("GK_ZeroTitle"));
        }
        if (_books[title] == address(0)) {
            revert GK_WrongInput(bytes32("GK_BookNotReg"));
        }
        return _books[title];
    }

    /// @notice Fallback router for keeper calls.
    /// @dev Looks up `msg.sig` in keeper registry and delegates the call to the
    ///      corresponding keeper. Uses `delegatecall`, so storage writes affect
    ///      this contract and `msg.sender` remains the original caller.
    ///      Reverts if the selector is not registered, and bubbles up revert data.
    fallback() external payable {
        uint title = _router.getRouter().getTitleBySelector(msg.sig);
        address keeper = getKeeper(title);
        (bool success, ) = keeper.delegatecall(msg.data);

        if (success) {
            emit ForwardedCall(keeper, msg.sender, msg.sig);
        } else {
            // Bubble up revert reason from delegatecall
            assembly {
                let returndata_size := returndatasize()
                returndatacopy(0, 0, returndata_size)
                revert(0, returndata_size)
            }
        }
    }

    /// @notice Accept ETH transfers.
    receive () external payable{
        emit ReceivedEth(msg.sender, msg.value);
    }
}

Contents

IGeneralKeeper.sol

contracts/comps/IGeneralKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../lib/books/UsersRepo.sol";
import "../openzeppelin/utils/Address.sol";

/// @title IGeneralKeeper
/// @notice General keeper interface for corporate registry configuration and role management.
/// @dev Exposes company info, keeper/book registration, and basic queries.
interface IGeneralKeeper {

    /// @notice Company information record.
    /// @dev `regNum` is userNo; `regDate` is unix timestamp; `symbol` is fixed-length bytes.
    struct CompInfo {
        uint40 regNum;
        uint48 regDate;
        uint8 typeOfEntity;
        uint8 currency;
        uint8 state;
        bytes18 symbol;
        string name;
    }

    /// @notice Company type enumeration.
    enum TypeOfEntity {
        ZeroPoint,
        PrivateCompany,
        GrowingCompany,
        ListedCompany,
        GeneralCompany,
        CloseFund,
        ListedCloseFund,
        OpenFund,
        ListedOpenFund,
        GeneralFund
    }

    error GK_WrongInput(bytes32 reason);

    // ###############
    // ##   Event   ##
    // ###############

    /// @notice Emitted when a keeper is registered.
    /// @param title Keeper title.
    /// @param keeper Keeper address.
    /// @param dk Direct keeper address.
    event RegKeeper(uint indexed title, address indexed keeper, address indexed dk);

    /// @notice Emitted when a book is registered.
    /// @param title Book title.
    /// @param book Book address.
    /// @param dk Direct keeper address.
    event RegBook(uint indexed title, address indexed book, address indexed dk);

    /// @notice Emitted when a call is forwarded to a keeper or book.
    /// @param target Target contract address.
    /// @param msgSender Original caller address.
    /// @param sig Function signature of the forwarded call.
    event ForwardedCall(address indexed target, address indexed msgSender, bytes4 indexed sig);

    /// @notice Emitted when ETH is received.
    /// @param sender ETH sender.
    /// @param amount ETH amount.
    event ReceivedEth(address indexed sender, uint amount);

    /// @notice Emitted when the keepers router is set.
    /// @param router Router address.
    /// @param dk Direct keeper address.
    event SetRouter(address indexed router, address indexed dk);

    // ######################
    // ##   Configuration  ##
    // ######################

    // ---- Config ----

    /// @notice Create the corporate seal and register the entity in RegCenter.
    /// @param _typeOfEntity Entity type code (see {TypeOfEntity}).
    function createCorpSeal(uint _typeOfEntity) external;

    /// @notice Set company information.
    /// @param _currency Currency code (uint8, implementation-defined range).
    /// @param _symbol Fixed-length symbol (bytes18).
    /// @param _name Company name (non-empty string expected).
    function setCompInfo (
        uint8 _currency,
        bytes18 _symbol,
        string memory _name
    ) external;

    /// @notice Get company information.
    /// @return Company info record; fields are zeroed if unset.
    function getCompInfo() external view returns(CompInfo memory);

    /// @notice Get company user record from registry.
    /// @return User record (zeroed if not registered).
    function getCompUser() external view returns (UsersRepo.User memory);

    // ---- Keepers ----

    /// @notice Register a keeper address by title.
    /// @param title Keeper title (uint, expected > 0).
    /// @param keeper Keeper address (non-zero).
    function regKeeper(uint256 title, address keeper) external;

    /// @notice Check if an address is a registered keeper.
    /// @param caller Address to check.
    /// @return flag True if registered; false otherwise.
    function isKeeper(address caller) external view returns (bool flag);

    /// @notice Get keeper address by title.
    /// @param title Keeper title (uint, expected > 0).
    /// @return keeper Keeper address (zero if not set).
    function getKeeper(uint256 title) external view returns(address keeper);

    /// @notice Get keeper title by address.
    /// @param keeper Keeper address.
    /// @return title Keeper title (0 if not registered).
    function getTitleOfKeeper(address keeper) external view returns (uint);

    // ---- Router ----

    /// @notice Set the address of the keepers router.
    /// @param router Keepers router address (non-zero).
    function setRouter(address router) external;

    /// @notice Get the address of the keepers router.
    /// @return router Keepers router address (zero if not set).
    function getRouter() external view returns (address router);

    // ---- Books ----

    /// @notice Register a book address by title.
    /// @param title Book title (uint, expected > 0).
    /// @param keeper Book address (non-zero).
    function regBook(uint256 title, address keeper) external;

    /// @notice Get book address by title.
    /// @param title Book title (uint, expected > 0).
    /// @return Book address (zero if not set).
    function getBook(uint256 title) external view returns (address);

}

Contents

Accountant.sol

contracts/comps/keepers/Accountant.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";
import "../../lib/books/WaterfallsRepo.sol";

import "./IAccountant.sol";

contract Accountant is IAccountant {
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("Accountant")));
    uint public constant TYPE_OF_DOC = 0x671969be;
    uint public constant VERSION = 1;

    // #####################
    // ##  Error & Event  ##
    // #####################

    error ACTT_WrongParty(bytes32 reason);

    function initClass(uint class) external {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if (msg.sender != IAccessControl(_gk).getDK())
            revert ACTT_WrongParty(bytes32("ACTT_NotDK"));

        uint sum = _gk.getROS().getInfoOfClass(class).body.paid;
        _gk.getCashier().initClass(class, sum);
    }

    function distrProfits(
        uint amt,
        uint expireDate,
        uint seqOfDR,
        uint seqOfMotion
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _gk.getGMM().distributeUsd(
            amt,
            expireDate,
            seqOfDR,
            0,
            seqOfMotion,
            caller
        );

        _gk.getCashier().distrProfits(amt, seqOfDR);
    }

    function distrIncome(
        uint amt,
        uint expireDate,
        uint seqOfDR,
        uint fundManager,
        uint seqOfMotion
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        IRegisterOfShares _ros = _gk.getROS();
        ICashier _cashier = _gk.getCashier();

        _gk.getGMM().distributeUsd(
            amt,
            expireDate,
            seqOfDR,
            fundManager,
            seqOfMotion,
            caller
        );

        (,WaterfallsRepo.Drop[] memory list) =
            _cashier.distrIncome(amt, seqOfDR, fundManager);

        uint len = list.length;
        while(len > 0) {

            WaterfallsRepo.Drop memory drop = list[len-1];

            if (drop.principal > 0) {
                SharesRepo.Share memory share =
                    _ros.getShare(drop.distrDate);
                _ros.decreaseCapital(share.head.seqOfShare, drop.principal/100, 0);
            }

            len--;
        }
    }

    function transferFund(
        bool fromBMM,
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfMotion
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 76000);

        if (fromBMM) {
            _gk.getBMM().transferFund(
                to,
                isCBP,
                amt,
                expireDate,
                seqOfMotion,
                caller
            );
        } else {
            _gk.getGMM().transferFund(
                to,
                isCBP,
                amt,
                expireDate,
                seqOfMotion,
                caller
            );
        }

        if (!isCBP) {
            _gk.getCashier().transferUsd(to, amt, bytes32(seqOfMotion));
        } else {
            _gk.getRCByGK().transfer(to, amt);
        }
    }
}

Contents

BMMKeeper.sol

contracts/comps/keepers/BMMKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/books/RulesParser.sol";
import "../../openzeppelin/utils/Address.sol";
import "../../lib/utils/ArrayUtils.sol";
import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";
import "../../lib/books/OfficersRepo.sol";

import "./IBMMKeeper.sol";

contract BMMKeeper is IBMMKeeper {
    using RulesParser for bytes32;
    using Address for address;
    using ArrayUtils for uint[];
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("BMMKeeper")));
    uint public constant TYPE_OF_DOC = 0xca6e13b7;
    uint public constant VERSION = 1;

    //######################
    //##   Error & Event  ##
    //######################

    error BMMK_WrongParty(bytes32 reason);

    error BMMK_WrongAmt(bytes32 reason);

    error BMMK_WrongInput(bytes32 reason);

    /// @notice Emitted when a board motion executes an action.
    /// @param targets Target contract address.
    /// @param values ETH value.
    /// @param params Encoded parameters blob.
    /// @param seqOfMotion Motion sequence.
    /// @param caller Caller user number.
    event ExecAction(
        address indexed targets,
        uint indexed values,
        bytes indexed params,
        uint seqOfMotion,
        uint caller
    );

    // ==== CreateMotion ====

    // ---- Officers ----

    function nominateOfficer(uint256 seqOfPos, uint candidate) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        IRegisterOfDirectors _rod = _gk.getROD();

        if (!_rod.hasNominationRight(seqOfPos, caller))
            revert BMMK_WrongParty(bytes32("BMMK_HasNoNominationRight"));

        _gk.getBMM().nominateOfficer(
            seqOfPos,
            _rod.getPosition(seqOfPos).seqOfVR, candidate, caller
        );
    }

    function createMotionToRemoveOfficer(uint256 seqOfPos) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        // if (!_gk.getROD().isDirector(caller))
        //     revert BMMK_WrongParty(bytes32("BMMK_NotDirector"));

        IRegisterOfDirectors _rod = _gk.getROD();

        if (!_rod.hasNominationRight(seqOfPos, caller))
            revert BMMK_WrongParty(bytes32("BMMK_HasNoNominationRight"));

        _gk.getBMM().createMotionToRemoveOfficer(
            seqOfPos, _rod.getPosition(seqOfPos).seqOfVR, caller
        );
    }

    // ---- Docs ----

    function createMotionToApproveDoc(
        uint doc,
        uint seqOfVR,
        uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        if (!_gk.getROD().isDirector(caller))
            revert BMMK_WrongParty(bytes32("BMMK_NotDirector"));

        _gk.getBMM().createMotionToApproveDoc(
            doc, seqOfVR, executor, caller
        );
    }

    function proposeToTransferFundWithBoard(
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 66000);

        if (!_gk.getROD().isDirector(caller))
            revert BMMK_WrongParty(bytes32("BMMK_NotDirector"));

        IMeetingMinutes _bmm = _gk.getBMM();

        if (amt >
            uint(_gk.getSHA().getRule(0).governanceRuleParser().fundApprovalThreshold) *
            (isCBP ? 10 ** 18 : 10 ** 6))
        {
            revert BMMK_WrongAmt(bytes32("BMMK_AmtOverflow"));
        }

        uint64 seqOfMotion =
            _bmm.createMotionToTransferFund(
                to, isCBP, amt, expireDate, seqOfVR, executor, caller
            );
        _bmm.proposeMotionToBoard(seqOfMotion, caller);
    }

    // ---- Actions ----

    function createAction(
        uint seqOfVR,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 66000);
        if (!_gk.getROD().isDirector(caller))
            revert BMMK_WrongParty(bytes32("BMMK_NotDirector"));

        _gk.getBMM().createAction(
            seqOfVR,
            targets,
            values,
            params,
            desHash,
            executor,
            caller
        );
    }

    // ==== Cast Vote ====

    function entrustDelegaterForBoardMeeting(
        uint256 seqOfMotion,
        uint delegate
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);
        if (!_gk.getROD().isDirector(caller))
            revert BMMK_WrongParty(bytes32("BMMK_NotDirector"));

        _avoidanceCheck(_gk, seqOfMotion, caller);
        _gk.getBMM().entrustDelegate(seqOfMotion, delegate, caller);
    }

    function proposeMotionToBoard (
        uint seqOfMotion
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);
        if (!_gk.getROD().isDirector(caller))
            revert BMMK_WrongParty(bytes32("BMMK_NotDirector"));

        _gk.getBMM().proposeMotionToBoard(seqOfMotion, caller);
    }

    function castVote(
        uint256 seqOfMotion,
        uint attitude,
        bytes32 sigHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        _avoidanceCheck(_gk, seqOfMotion, caller);
        _gk.getBMM().castVoteInBoardMeeting(
            seqOfMotion, attitude, sigHash, caller
        );
    }

    function _avoidanceCheck(address _gk, uint256 seqOfMotion, uint caller) private view {

        MotionsRepo.Motion memory motion = _gk.getBMM().getMotion(seqOfMotion);

        if (motion.head.typeOfMotion ==
                uint8(MotionsRepo.TypeOfMotion.ApproveDoc) &&
                motion.head.seqOfVR < 9)
        {
            address doc = address(uint160(motion.contents));

            OfficersRepo.Position[] memory poses =
                _gk.getROD().getFullPosInfoInHand(caller);
            uint256 len = poses.length;
            while (len > 0) {
                if (ISigPage(doc).isSigner(poses[len-1].nominator))
                    revert BMMK_WrongParty(bytes32("BMMK_NominatorIsSigner"));
                len --;
            }
            if (ISigPage(doc).isSigner(caller))
                revert BMMK_WrongParty(bytes32("BMMK_CallerIsSigner"));

        }
    }

    // ==== Vote Counting ====

    function voteCounting(uint256 seqOfMotion) external  {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        _voteCounting(_gk, seqOfMotion);
    }

    function _voteCounting(address _gk, uint256 seqOfMotion) private {
        IRegisterOfDirectors _rod = _gk.getROD();
        IMeetingMinutes _bmm = _gk.getBMM();

        MotionsRepo.Motion memory motion =
            _bmm.getMotion(seqOfMotion);

        MotionsRepo.VoteCalBase memory base;

        BallotsBox.Case memory case0 = _bmm.getCaseOfAttitude(motion.head.seqOfMotion, 0);

        if (_allConsent(_bmm, _rod, motion, case0)) {
            base.unaniConsent = true;
        } else {
            base = _calBase(_bmm, _rod, motion, base, case0);
        }

        IShareholdersAgreement _sha = _gk.getSHA();

        bool quorumFlag = (address(_sha) == address(0) ||
            base.attendHeadRatio >=
            _sha.getRule(0).governanceRuleParser().quorumOfBoardMeeting);

        _bmm.voteCounting(quorumFlag, seqOfMotion, base);
    }

    function _allConsent(
        IMeetingMinutes _bmm,
        IRegisterOfDirectors _rod,
        MotionsRepo.Motion memory motion,
        BallotsBox.Case memory case0
    ) private view returns(bool) {

        BallotsBox.Case memory case1 = _bmm.getCaseOfAttitude(motion.head.seqOfMotion, 1);
        uint[] memory consentVoters = case1.voters.combine(case1.principals);

        // BallotsBox.Case memory case0 = _bmm.getCaseOfAttitude(motion.head.seqOfMotion, 0);
        uint[] memory allVoters = case0.voters.combine(case0.principals);

        if (allVoters.length > consentVoters.length) return false;

        uint[] memory directors = _rod.getDirectorsList();
        uint[] memory restDirectors = directors.minus(consentVoters);

        if (restDirectors.length == 0) return true;

        if (motion.head.typeOfMotion ==
            uint8(MotionsRepo.TypeOfMotion.ApproveDoc) &&
            motion.head.seqOfVR < 9) {

            uint256[] memory parties =
                ISigPage(address(uint160(motion.contents))).getParties();

            uint[] memory affiDirectors = restDirectors.minus(parties);

            uint len = affiDirectors.length;

            while (len > 0) {
                uint[] memory nominators = _nominators(_rod, affiDirectors[len-1]);
                if (nominators.noOverlapWith(parties)) return false;
                len--;
            }

            return true;
        }

        return false;
    }

    function _nominators(IRegisterOfDirectors _rod, uint director) private view returns(uint[] memory) {
        OfficersRepo.Position[] memory poses =
            _rod.getFullPosInfoInHand(director);

        uint len = poses.length;
        uint[] memory nominators = new uint[](len);

        while (len > 0) {
            nominators[len-1] = poses[len-1].nominator;
            len--;
        }

        return nominators;
    }

    function _calBase(
        IMeetingMinutes _bmm,
        IRegisterOfDirectors _rod,
        MotionsRepo.Motion memory motion,
        MotionsRepo.VoteCalBase memory base,
        BallotsBox.Case memory case0
    ) private view returns(MotionsRepo.VoteCalBase memory) {

        BallotsBox.Case memory case3 = _bmm.getCaseOfAttitude(motion.head.seqOfMotion, 3);

        uint32 numOfDirectors = uint32(_rod.getNumOfDirectors());
        base.attendHeadRatio = uint16(case0.sumOfHead * 10000 / numOfDirectors);

        if (motion.votingRule.onlyAttendance) {
            base.totalHead = case0.sumOfHead - case3.sumOfHead;
        } else {
            base.totalHead = numOfDirectors - case3.sumOfHead;
            if (motion.votingRule.impliedConsent) {
                base.supportHead = (base.totalHead - case0.sumOfHead);
                base.attendHeadRatio = 10000;
            }
        }

        if (motion.head.typeOfMotion ==
            uint8(MotionsRepo.TypeOfMotion.ApproveDoc))
        {
            uint256[] memory parties =
                ISigPage((address(uint160(motion.contents)))).getParties();
            uint256 len = parties.length;

            while (len > 0) {
                uint32 voteHead =
                    uint32(_rod.getBoardSeatsOccupied(uint40(parties[len - 1])));

                if (voteHead > 0) {
                    if (motion.votingRule.partyAsConsent) {

                        if (motion.votingRule.onlyAttendance) {
                            base.totalHead += voteHead;
                        }

                        if (!motion.votingRule.impliedConsent) {
                            base.supportHead += voteHead;

                            base.attendHeadRatio += uint16(voteHead * 10000 / numOfDirectors);
                        }
                    } else {
                        if (!motion.votingRule.onlyAttendance) {
                            base.totalHead -= voteHead;
                        }

                        if (motion.votingRule.impliedConsent) {
                            base.supportHead -= voteHead;
                        } else {
                            base.attendHeadRatio += uint16(voteHead * 10000 / numOfDirectors);
                        }

                        if (base.totalHead == 0)
                            base.unaniConsent = true;
                    }
                }

                len--;
            }
        }

        return base;
    }

    // ==== Exec Action ====

    function execAction(
        uint typeOfAction,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint256 seqOfMotion
    ) external {
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _execAction(
            caller, typeOfAction, targets, values,
            params, desHash, seqOfMotion
        );
    }

    function _execAction(
        uint caller,
        uint typeOfAction,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint256 seqOfMotion
    ) public {
        if(!(targets.length == values.length && targets.length == params.length))
            revert BMMK_WrongInput(bytes32("BMMK_InputLenMismatch"));

        uint len = targets.length;
        while (len > 0) {
            targets[len-1].functionCallWithValue(params[len-1], values[len-1]);
            emit ExecAction(targets[len-1], values[len-1], params[len-1], seqOfMotion, caller);
            len--;
        }

        address(this).getBMM().execAction(
            typeOfAction,
            targets,
            values,
            params,
            desHash,
            seqOfMotion,
            caller
        );
    }
}

Contents

FundAccountant.sol

contracts/comps/keepers/FundAccountant.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/books/RulesParser.sol";
import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";
import "../../lib/books/WaterfallsRepo.sol";

import "./IAccountant.sol";

contract FundAccountant is IAccountant {
    using RulesParser for bytes32;
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("FundAccountant")));
    uint public constant TYPE_OF_DOC = 0x797eb8dd;
    uint public constant VERSION = 1;

    // #####################
    // ##  Error & Event  ##
    // #####################

    error FundACCT_WrongParty(bytes32 reason);

    modifier onlyDK() {
        address _gk = address(this);
        if (msg.sender != IAccessControl(_gk).getDK()) {
            revert FundACCT_WrongParty(bytes32("FundACCT_NotDK"));
        }
        _;
    }

    function initClass(uint class) external onlyDK  {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        uint sum = _gk.getROS().getInfoOfClass(class).body.paid;
        _gk.getCashier().initClass(class, sum);
    }

    function distrProfits(
        uint amt,
        uint expireDate,
        uint seqOfDR,
        uint seqOfMotion
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if (!_gk.getROM().isClassMember(caller, 1)) {
            revert FundACCT_WrongParty(bytes32("FundACCT_NotGP"));
        }

        _gk.getGMM().distributeUsd(
            amt,
            expireDate,
            seqOfDR,
            0,
            seqOfMotion,
            caller
        );

        _gk.getCashier().distrProfits(amt, seqOfDR);
    }

    function distrIncome(
        uint amt,
        uint expireDate,
        uint seqOfDR,
        uint fundManager,
        uint seqOfMotion
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if (!_gk.getROM().isClassMember(caller, 1)) {
            revert FundACCT_WrongParty(bytes32("FundACCT_NotGP"));
        }

        IRegisterOfShares _ros = _gk.getROS();
        ICashier _cashier = _gk.getCashier();

        _gk.getGMM().distributeUsd(
            amt,
            expireDate,
            seqOfDR,
            fundManager,
            seqOfMotion,
            caller
        );

        (,WaterfallsRepo.Drop[] memory list) =
            _cashier.distrIncome(amt, seqOfDR, fundManager);

        RulesParser.DistrRule memory rule =
            _gk.getSHA().getRule(seqOfDR).DistrRuleParser();

        uint len = list.length;
        while(len > 0) {

            WaterfallsRepo.Drop memory drop = list[len-1];

            if (rule.typeOfDistr == uint8(RulesParser.TypeOfDistr.ProRata)) {

                uint[] memory seqs =
                    _gk.getROM().sharesInHand(drop.member);
                uint paids = _gk.getROM().pointsOfMember(drop.member).paid * 100;

                uint lenOfShares = seqs.length;
                while (lenOfShares >0) {
                    SharesRepo.Share memory share = _ros.getShare(seqs[lenOfShares - 1]);
                    uint deltaPaid = share.body.paid * drop.principal / paids;
                    _ros.decreaseCapital(share.head.seqOfShare, deltaPaid, 0);
                    lenOfShares--;
                }

            } else {

                if (drop.principal > 0) {
                    SharesRepo.Share memory share = _ros.getShare(drop.distrDate);
                    _ros.decreaseCapital(
                        share.head.seqOfShare,
                        drop.principal/100,
                        0
                    );
                }

            }

            len--;
        }
    }

    function transferFund(
        bool fromBMM,
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfMotion
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 76000);

        if (!_gk.getROM().isClassMember(caller, 1) &&
            !_gk.getROD().isDirector(caller)) {
            revert FundACCT_WrongParty(bytes32("FundACCT_NotGPorDirector"));
        }

        if (fromBMM) {
            _gk.getBMM().transferFund(
                to,
                isCBP,
                amt,
                expireDate,
                seqOfMotion,
                caller
            );
        } else {
            _gk.getGMM().transferFund(
                to,
                isCBP,
                amt,
                expireDate,
                seqOfMotion,
                caller
            );
        }

        if (!isCBP) {
            _gk.getCashier().transferUsd(to, amt, bytes32(seqOfMotion));
        }
    }
}

Contents

FundGMMKeeper.sol

contracts/comps/keepers/FundGMMKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/books/RulesParser.sol";
import "../../lib/utils/ArrayUtils.sol";
import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";
import "../../openzeppelin/utils/Address.sol";

import "./IGMMKeeper.sol";

contract FundGMMKeeper is IGMMKeeper {
    using RulesParser for bytes32;
    using ArrayUtils for uint[];
    using InterfacesHub for address;
    using RoyaltyCharge for address;
    using Address for address;

    // uint32(uint(keccak256("FundGMMKeeper")));
    uint public constant TYPE_OF_DOC = 0x6c88e247;
    uint public constant VERSION = 1;

    //######################
    //##   Error & Event  ##
    //######################

    modifier onlyDK() {
        address _gk = address(this);

        if( msg.sender != IAccessControl(_gk).getDK() )
            revert GMMK_WrongParty(bytes32("FundGMMK_NotDK"));
        _;
    }

    // ==== Function Modifiers ====

    function _gpOrManager(uint caller) private view{
        address _gk = address(this);
        if( !_gk.getROM().isClassMember(caller, 1) &&
            !_gk.getROD().isDirector(caller)
        ) revert GMMK_WrongParty(bytes32("FundGMMK_NotGPOrManager"));
    }

    function _onlyGP(uint caller) private view{
        address _gk = address(this);
        if( !_gk.getROM().isClassMember(caller, 1) )
            revert GMMK_WrongParty(bytes32("FundGMMK_NotGP"));
    }

    // ==== CreateMotion ====

    // ---- Officers ----
    function nominateDirector(
        uint256 seqOfPos,
        uint candidate
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 72000);

        _onlyGP(caller);

        _gk.getGMM().nominateOfficer(
            seqOfPos,
            _gk.getROD().getPosition(seqOfPos).seqOfVR,
            candidate,
            caller
        );
    }

    function createMotionToRemoveDirector(
        uint256 seqOfPos
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 116000);

        if(!_gk.getROM().isMember(caller))
            revert GMMK_WrongParty(bytes32("FundGMMK_NotMember"));

        uint seqOfVR = _gk.getROD().getPosition(seqOfPos).seqOfVR;

        _gk.getGMM().createMotionToRemoveOfficer(
            seqOfPos,
            seqOfVR,
            caller
        );
    }

    function proposeDocOfGM(
        uint doc,
        uint seqOfVR,
        uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 116000);

        if(!_gk.getROM().isMember(caller))
            revert GMMK_WrongParty(bytes32("FundGMMK_NotMember"));

        IMeetingMinutes _gmm = _gk.getGMM();

        uint64 seqOfMotion =
            _gmm.createMotionToApproveDoc(doc, seqOfVR, executor, caller);

        _gmm.proposeMotionToGeneralMeeting(seqOfMotion, caller);

        if (seqOfVR < 9) {

            address addr = address(uint160(doc));

            if(!ISigPage(addr).isSigner(caller))
                revert GMMK_WrongParty(bytes32("FundGMMK_NotSignerOfDoc"));

            if(!ISigPage(addr).established())
                revert GMMK_WrongState(bytes32("FundGMMK_DocNotEstablished"));

            if (seqOfVR == 8) {
                _gk.getROC().proposeFile(addr, seqOfMotion);
            } else {
                _gk.getROA().proposeFile(addr, seqOfMotion);
            }
        }
    }

    function proposeToDistributeUsd(
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint seqOfDR,
        uint para,
        uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 68000);

        _gpOrManager(caller);

        IMeetingMinutes _gmm = _gk.getGMM();

        uint64 seqOfMotion =
            _gmm.createMotionToDistributeUsd(amt, expireDate, seqOfVR, seqOfDR, para, executor, caller);

        _gmm.proposeMotionToGeneralMeeting(seqOfMotion, caller);
    }

    function proposeToTransferFundWithGM(
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 99000);

        _gpOrManager(caller);

        IMeetingMinutes _gmm = _gk.getGMM();

        uint64 seqOfMotion =
            _gmm.createMotionToTransferFund(to, isCBP, amt, expireDate, seqOfVR, executor, caller);

        _gmm.proposeMotionToGeneralMeeting(seqOfMotion, caller);
    }

    function createActionOfGM(
        uint seqOfVR,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 99000);

        _gpOrManager(caller);

        _gk.getGMM().createAction(
            seqOfVR,
            targets,
            values,
            params,
            desHash,
            executor,
            caller
        );
    }

    // ==== ProposeMotion ====

    function entrustDelegaterForGeneralMeeting(
        uint256 seqOfMotion,
        uint delegate
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        _avoidanceCheck(_gk, seqOfMotion, caller);

        _gk.getGMM().entrustDelegate(seqOfMotion, delegate, caller);
    }

    function proposeMotionToGeneralMeeting(
        uint256 seqOfMotion
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 72000);

        _gk.getGMM().proposeMotionToGeneralMeeting(seqOfMotion, caller);
    }

    function castVoteOfGM(
        uint256 seqOfMotion,
        uint attitude,
        bytes32 sigHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 72000);

        _avoidanceCheck(_gk, seqOfMotion, caller);

        _gk.getGMM().castVoteInGeneralMeeting(seqOfMotion, attitude, sigHash, caller);
    }

    function _avoidanceCheck(address _gk, uint256 seqOfMotion, uint caller) private view {
        MotionsRepo.Motion memory motion = _gk.getGMM().getMotion(seqOfMotion);

        if (motion.votingRule.class != 0 &&
            !_gk.getROM().isClassMember(caller, motion.votingRule.class)) {
            revert GMMK_WrongParty(bytes32("FundGMMK_NotClassMember"));
        }

        if (motion.head.typeOfMotion ==
            uint8(MotionsRepo.TypeOfMotion.ApproveDoc) &&
            motion.head.seqOfVR < 9)
        {
            address doc = address(uint160(motion.contents));
            if (ISigPage(doc).isSigner(caller)) {
                revert GMMK_WrongParty(bytes32("FundGMMK_IsSignerOfDoc"));
            }
        }
    }

    // ==== VoteCounting ====

    function voteCountingOfGM(uint256 seqOfMotion) external {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        _voteCountingOfGM(_gk, seqOfMotion);
    }

    function _voteCountingOfGM(address _gk, uint256 seqOfMotion) private {
        IRegisterOfMembers _rom = _gk.getROM();
        IMeetingMinutes _gmm = _gk.getGMM();

        MotionsRepo.Motion memory motion =
            _gmm.getMotion(seqOfMotion);

        MotionsRepo.VoteCalBase memory base;

        BallotsBox.Case memory case0 = _gmm.getCaseOfAttitude(motion.head.seqOfMotion, 0);

        if (_allConsent(_gmm, _rom, motion, case0)) {
            base.unaniConsent = true;
        } else {
            base = _calBase(_gk, _gmm, _rom, motion, base, case0);
        }

        bool quorumFlag = (address(_gk.getSHA()) == address(0) ||
            base.attendWeightRatio >=
            _gk.getSHA().getRule(0).governanceRuleParser().quorumOfGM);

        bool approved = _gmm.voteCounting(quorumFlag, seqOfMotion, base) ==
            uint8(MotionsRepo.StateOfMotion.Passed);

        if (motion.head.seqOfVR < 9) {
            address doc = address(uint160(motion.contents));

            if (motion.head.seqOfVR == 8) {
                _gk.getROC().voteCountingForFile(doc, approved);
            } else {
                _gk.getROA().voteCountingForFile(doc, approved);
            }
        }
    }

    function _allConsent(
        IMeetingMinutes _gmm,
        IRegisterOfMembers _rom,
        MotionsRepo.Motion memory motion,
        BallotsBox.Case memory case0
    ) private view returns(bool) {
        BallotsBox.Case memory case1 = _gmm.getCaseOfAttitude(motion.head.seqOfMotion, 1);
        uint[] memory consentVoters = case1.voters.combine(case1.principals);

        uint[] memory allVoters = case0.voters.combine(case0.principals);

        if (allVoters.length > consentVoters.length) return false;

        uint[] memory members = motion.votingRule.class == 0
            ? _rom.membersList()
            : _rom.getMembersOfClass(motion.votingRule.class);

        uint[] memory restMembers = members.minus(consentVoters);

        if (restMembers.length == 0) return true;

        if (motion.head.typeOfMotion ==
            uint8(MotionsRepo.TypeOfMotion.ApproveDoc)) {

            uint256[] memory parties =
                ISigPage(address(uint160(motion.contents))).getParties();

            uint[] memory vetoMembers = restMembers.minus(parties);

            uint len = vetoMembers.length;

            while (len > 0) {
                if (_rom.votesAtDate(vetoMembers[len - 1], motion.body.shareRegDate) > 0) return false;
                len--;
            }

            return true;
        }

        return false;
    }

    function _calBase(
        address _gk,
        IMeetingMinutes _gmm,
        IRegisterOfMembers _rom,
        MotionsRepo.Motion memory motion,
        MotionsRepo.VoteCalBase memory base,
        BallotsBox.Case memory case0
    ) private view returns (MotionsRepo.VoteCalBase memory) {
        BallotsBox.Case memory case3 = _gmm.getCaseOfAttitude(motion.head.seqOfMotion, 3);

        uint64 votesOfMembers;
        if (motion.votingRule.class == 0) {
            votesOfMembers = _rom.totalVotes();
        } else {
            SharesRepo.Share memory classInfo =
                _gk.getROS().getInfoOfClass(motion.votingRule.class);
            votesOfMembers = _rom.basedOnPar()
                ? classInfo.head.votingWeight * classInfo.body.par
                : classInfo.head.votingWeight * classInfo.body.paid;
        }

        base.attendWeightRatio = uint16(case0.sumOfWeight * 10000 / votesOfMembers);

        if (motion.votingRule.onlyAttendance) {

            base.totalHead = (case0.sumOfHead - case3.sumOfHead);
            base.totalWeight = (case0.sumOfWeight - case3.sumOfWeight);

        } else {

            base.totalHead = motion.votingRule.class == 0
                ? uint32(_rom.qtyOfMembers())
                : uint32(_rom.qtyOfClassMember(motion.votingRule.class));

            base.totalWeight = votesOfMembers;

            if (motion.votingRule.impliedConsent) {

                base.supportHead = base.totalHead - case0.sumOfHead;
                base.supportWeight = base.totalWeight > case0.sumOfWeight
                        ? (base.totalWeight - case0.sumOfWeight)
                        : 0;
                base.attendWeightRatio = 10000;
            }

            base.totalHead -= case3.sumOfHead;
            base.totalWeight = base.totalWeight > case3.sumOfWeight
                    ? base.totalWeight - case3.sumOfWeight
                    : 0 ;
        }

        if (motion.head.typeOfMotion ==
            uint8(MotionsRepo.TypeOfMotion.ApproveDoc)) {

            uint256[] memory parties =
                ISigPage(address(uint160(motion.contents))).getParties();
            uint256 len = parties.length;

            while (len > 0) {
                uint64 votesAtDate =
                    _rom.votesAtDate(parties[len - 1], motion.body.shareRegDate);

                if (votesAtDate > 0) {
                    if (motion.votingRule.partyAsConsent) {

                        if (motion.votingRule.onlyAttendance) {
                            base.totalHead++;
                            base.totalWeight += votesAtDate;
                        }

                        if (!motion.votingRule.impliedConsent) {
                            base.supportHead ++;
                            base.supportWeight += votesAtDate;

                            base.attendWeightRatio += uint16(votesAtDate * 10000 / votesOfMembers);
                        }

                    } else {

                        if (!motion.votingRule.onlyAttendance) {
                            base.totalHead --;

                            base.totalWeight = base.totalWeight > votesAtDate
                                    ? base.totalWeight - votesAtDate
                                    : 0;
                        }

                        if (motion.votingRule.impliedConsent) {
                            base.supportHead --;

                            base.supportWeight = base.supportWeight > votesAtDate
                                    ? base.supportWeight - votesAtDate
                                    : 0;
                        } else {
                            base.attendWeightRatio += uint16(votesAtDate * 10000 / votesOfMembers);
                        }
                    }
                }

                len--;
            }
        }

        return base;
    }

    // ==== ExecAction ====

    function execActionOfGM(
        uint typeOfAction,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint256 seqOfMotion
    ) external {
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        _execActionOfGM(
            caller,
            typeOfAction,
            targets,
            values,
            params,
            desHash,
            seqOfMotion
        );
    }

    function _execActionOfGM(
        uint caller,
        uint typeOfAction,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint256 seqOfMotion
    ) public {
        if(
            targets.length != values.length || targets.length != params.length
        ) {
            revert GMMK_WrongInput(bytes32("FundGMMK_InputLenMismatch"));
        }

        uint len = targets.length;
        while (len > 0) {
            targets[len - 1].functionCallWithValue(params[len - 1], values[len - 1]);
            emit ExecAction(targets[len - 1], values[len - 1], params[len - 1], seqOfMotion, caller);
            len--;
        }

        address(this).getGMM().execAction(
            typeOfAction,
            targets,
            values,
            params,
            desHash,
            seqOfMotion,
            caller
        );
    }

}

Contents

FundLOOKeeper.sol

contracts/comps/keepers/FundLOOKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/books/RulesParser.sol";
import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";

import "./ILOOKeeper.sol";

contract FundLOOKeeper is ILOOKeeper {
    using RulesParser for bytes32;
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("FundLOOKeeper")));
    uint constant public TYPE_OF_DOC = 0x6ab7d4a6;
    uint constant public VERSION = 1;

    modifier whenNotPaused() {
        if(address(this).getROI().isPaused()) {
            revert LOOK_WrongState(bytes32("FundLOOK_LooPaused"));
        }
        _;
    }

    // ==== Offers ====

    function placeInitialOffer(
        uint classOfShare, uint execHours,
        uint paid, uint price, uint seqOfLR
    ) external whenNotPaused {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        IRegisterOfShares _ros = _gk.getROS();

        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();

        if(!_gk.getROM().isClassMember(caller, 1)) {
            revert LOOK_WrongParty(bytes32("FundLOOK_NotGP"));
        }

        if(_gk.getCashier().getGulfInfo(classOfShare).principal != 0) {
            revert LOOK_WrongState(bytes32("FundLOOK_ClassEstablished"));
        }

        if(lr.classOfShare != classOfShare) {
            revert LOOK_WrongState(bytes32("FundLOOK_WrongClass"));
        }

        if(uint32(price) < lr.floorPrice) {
            revert LOOK_WrongInput(bytes32("FundLOOK_PriceLowerFloor"));
        }

        if(lr.ceilingPrice != 0 && uint32(price) > lr.ceilingPrice) {
            revert LOOK_WrongInput(bytes32("FundLOOK_PriceHigherCeiling"));
        }

        if (_ros.getInfoOfClass(classOfShare).body.cleanPaid +
            paid > uint64(lr.maxTotalPar) * 10000) {
            revert LOOK_WrongInput(bytes32("FundLOOK_PaidOverflow"));
        }

        _ros.increaseEquityOfClass(true, classOfShare, 0, 0, paid);

        UsdOrdersRepo.Deal memory input;

        input.classOfShare = uint16(classOfShare);
        input.votingWeight = lr.votingWeight;
        input.distrWeight = lr.distrWeight;
        input.paid = uint64(paid);
        input.price = uint32(price);
        input.seller = uint40(caller);
        input.isOffer = true;

        _placeSellOrder(_gk, input, execHours);
    }

    function withdrawInitialOffer(
        uint classOfShare,
        uint seqOfOrder,
        uint seqOfLR
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        IListOfOrders _loo = _gk.getLOO();

        GoldChain.Order memory order =
            _loo.getOrder(classOfShare, seqOfOrder, true);

        if(order.data.seqOfShare != 0) {
            revert LOOK_WrongState(bytes32("FundLOOK_NotInitOrder"));
        }

        if(!_gk.getROM().isClassMember(caller, 1)) {
            revert LOOK_WrongParty(bytes32("FundLOOK_NotGP"));
        }

        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();

        if(!_gk.getROD().hasTitle(caller, lr.titleOfIssuer)) {
            revert LOOK_WrongParty(bytes32("FundLOOK_NotIssuer"));
        }

        order = _loo.withdrawOrder(classOfShare, seqOfOrder, true);

        _restoreOrder(_gk, order);
    }

    function placeSellOrder(
        uint seqOfClass, uint execHours,
        uint paid, uint price, uint seqOfLR
    ) external whenNotPaused  {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        if(_gk.getROI().getInvestor(caller).state !=
            uint8(InvestorsRepo.StateOfInvestor.Approved)) {
            revert LOOK_WrongParty(bytes32("FundLOOK_NotQualifiedInvestor"));
        }

        IRegisterOfShares _ros = _gk.getROS();

        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();

        if(seqOfClass != lr.classOfShare) {
            revert LOOK_WrongState(bytes32("FundLOOK_WrongClass"));
        }

        if(uint32(price) < lr.offPrice) {
            revert LOOK_WrongInput(bytes32("FundLOOK_PriceLowerOff"));
        }

        uint[] memory sharesInhand =
            _gk.getROM().sharesInClass(caller, lr.classOfShare);

        uint len = sharesInhand.length;

        while (len > 0 && paid > 0) {

            SharesRepo.Share memory share =
                _ros.getShare(sharesInhand[len - 1]);
            len--;

            if (!_ros.notLocked(share.head.seqOfShare, block.timestamp)) {
                continue;
            }

            if (lr.lockupDays == 0 ||
                share.head.issueDate +
                uint48(lr.lockupDays) * 86400 < block.timestamp)
            {
                if (share.body.cleanPaid > 0) {

                    UsdOrdersRepo.Deal memory input;

                    input.to = msg.sender;
                    input.seller = share.head.shareholder;
                    input.classOfShare = share.head.class;
                    input.seqOfShare = share.head.seqOfShare;
                    input.price = uint32(price);
                    input.votingWeight = share.head.votingWeight;
                    input.distrWeight = share.body.distrWeight;
                    input.isOffer = true;

                    if (paid >= share.body.cleanPaid) {
                        input.paid = uint64(share.body.cleanPaid);
                        paid -=input.paid;
                        _ros.decreaseCleanPaid(share.head.seqOfShare, input.paid);
                        _placeSellOrder(_gk,input, execHours);
                    } else {
                        input.paid = uint64(paid);
                        _ros.decreaseCleanPaid(share.head.seqOfShare, input.paid);
                        _placeSellOrder(_gk,input, execHours);
                        break;
                    }

                }
            }
        }
    }

    function withdrawSellOrder(
        uint classOfShare,
        uint seqOfOrder
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        IListOfOrders _loo = _gk.getLOO();
        IRegisterOfShares _ros = _gk.getROS();

        GoldChain.Order memory order =
            _loo.getOrder(classOfShare, seqOfOrder, true);

        if(order.data.seqOfShare == 0) {
            revert LOOK_WrongInput(bytes32("FundLOOK_ZeroSeqOfShare"));
        }

        SharesRepo.Share memory share =
            _ros.getShare(order.data.seqOfShare);

        if(share.head.shareholder != caller) {
            revert LOOK_WrongParty(bytes32("FundLOOK_NotShareholder"));
        }

        order = _loo.withdrawOrder(classOfShare, seqOfOrder, true);

        _restoreOrder(_gk, order);
    }

    // ==== Bid ====

    function placeBuyOrder(
        ICashier.TransferAuth memory auth,
        uint classOfShare, uint paid, uint price, uint execHours
    ) external whenNotPaused  {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        InvestorsRepo.Investor memory investor =
            _gk.getROI().getInvestor(caller);

        if(investor.state != uint8(InvestorsRepo.StateOfInvestor.Approved)) {
            revert LOOK_WrongParty(bytes32("FundLOOK_NotQualifiedInvestor"));
        }

        if(price == 0) {
            revert LOOK_WrongInput(bytes32("FundLOOK_ZeroPrice"));
        }

        UsdOrdersRepo.Deal memory input;

        input.from = msg.sender;
        input.buyer = uint40(caller);
        input.groupRep = investor.groupRep;
        input.classOfShare = uint16(classOfShare);
        input.paid = uint64(paid);
        input.price = uint32(price);
        input.consideration = uint128(paid * price);

        auth.from = input.from;
        auth.value = input.consideration / 100;
        _placeBuyOrder(_gk, auth, input, execHours);
    }

    function placeMarketBuyOrder(
        ICashier.TransferAuth memory auth,
        uint classOfShare, uint paid, uint execHours
    ) external whenNotPaused {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        InvestorsRepo.Investor memory investor =
            _gk.getROI().getInvestor(caller);

        if(investor.state != uint8(InvestorsRepo.StateOfInvestor.Approved)) {
            revert LOOK_WrongParty(bytes32("FundLOOK_NotQualifiedInvestor"));
        }

        if(auth.value == 0) {
            revert LOOK_WrongInput(bytes32("FundLOOK_ZeroMargin"));
        }

        UsdOrdersRepo.Deal memory input;

        input.from = msg.sender;
        input.buyer = uint40(caller);
        input.groupRep = investor.groupRep;
        input.classOfShare = uint16(classOfShare);
        input.paid = uint64(paid);
        input.consideration = uint128(auth.value * 100);

        auth.from = input.from;
        _placeBuyOrder(_gk, auth, input, execHours);
    }

    function withdrawBuyOrder(
        uint classOfShare,
        uint seqOfOrder
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        IListOfOrders _loo = _gk.getLOO();

        GoldChain.Order memory order =
            _loo.getOrder(classOfShare, seqOfOrder, false);

        if(order.node.issuer != caller) {
            revert LOOK_WrongParty(bytes32("FundLOOK_NotBuyer"));
        }

        order = _loo.withdrawOrder(classOfShare, seqOfOrder, false);

        _restoreOrder(_gk, order);
    }

    // ==== Settlement ====

    function _placeSellOrder(
        address _gk,
        UsdOrdersRepo.Deal memory input,
        uint execHours
    ) private {
        (
            UsdOrdersRepo.Deal[] memory deals,
            uint lenOfDeals,
            GoldChain.Order[] memory expired,
            uint lenOfExpired,
            UsdOrdersRepo.Deal memory offer
        ) = _gk.getLOO().placeSellOrder(input, execHours);

        if (lenOfDeals > 0) {
            _closeDeals(_gk, deals, lenOfDeals, true);
        }
        if (lenOfExpired > 0) {
            _restoreExpiredOrders(_gk, expired, lenOfExpired);
        }
        if (offer.price == 0 && offer.paid > 0) {
            GoldChain.Order memory balance;
            balance.data.classOfShare = offer.classOfShare;
            balance.data.seqOfShare = offer.seqOfShare;
            balance.data.pubKey = offer.to;
            balance.node.paid = offer.paid;
            _restoreOrder(_gk, balance);
        }
    }

    function _placeBuyOrder(
        address _gk,
        ICashier.TransferAuth memory auth,
        UsdOrdersRepo.Deal memory input,
        uint execHours
    ) private {
        ICashier _cashier = _gk.getCashier();

        _cashier.custodyUsd(
            auth,
            bytes32("CustodyValueOfBid")
        );

        (
            UsdOrdersRepo.Deal[] memory deals,
            uint lenOfDeals,
            GoldChain.Order[] memory expired,
            uint lenOfExpired,
            UsdOrdersRepo.Deal memory bid
        ) = _gk.getLOO().placeBuyOrder(input, execHours);

        if (lenOfDeals > 0) {
            _closeDeals(_gk, deals, lenOfDeals, false);
        }
        if (lenOfExpired > 0) {
            _restoreExpiredOrders(_gk, expired, lenOfExpired);
        }
        if (bid.paid == 0 && bid.consideration > 0) {
            _cashier.releaseUsd(
                bid.from,
                bid.from,
                _eightToSix(bid.consideration),
                bytes32("RefundBalanceOfBidOrder")
            );
        }
    }

    function _restoreOrder(
        address _gk,
        GoldChain.Order memory order
    ) private {
        if (order.node.isOffer) {
            IRegisterOfShares _ros = _gk.getROS();
            if (order.data.seqOfShare > 0) {
                _ros.increaseCleanPaid(order.data.seqOfShare, order.node.paid);
            } else {
                _ros.increaseEquityOfClass(false, order.data.classOfShare, 0, 0, order.node.paid);
            }
        } else {
            _gk.getCashier().releaseUsd(
                order.data.pubKey,
                order.data.pubKey,
                _eightToSix(order.data.margin),
                bytes32("RefundValueOfBidOrder")
            );
        }
    }

    function _restoreExpiredOrders(
        address _gk,
        GoldChain.Order[] memory orders,
        uint len
    ) private {
        while (len > 0) {
            _restoreOrder(_gk, orders[len - 1]);
            len--;
        }
    }

    function _closeDeals(
        address _gk,
        UsdOrdersRepo.Deal[] memory deals,
        uint len,
        bool isOffer
    ) private {
        ICashier _cashier = _gk.getCashier();
        IRegisterOfShares _ros = _gk.getROS();
        IRegisterOfMembers _rom = _gk.getROM();

        while (len > 0) {
            UsdOrdersRepo.Deal memory deal = deals[len - 1];
            len--;

            if (deal.seqOfShare > 0) {
                if (!_ros.notLocked(deal.seqOfShare, block.timestamp)) {
                    continue;
                }

                if (isOffer) {
                    _cashier.releaseUsd(
                        deal.from,
                        deal.to,
                        _eightToSix(deal.consideration),
                        bytes32("CloseOfferAgainstBid")
                    );
                } else {
                    _cashier.releaseUsd(
                        deal.from,
                        deal.to,
                        _eightToSix(deal.consideration),
                        bytes32("CloseBidAgainstOffer")
                    );
                }

                _ros.increaseCleanPaid(deal.seqOfShare, deal.paid);
                _ros.transferShare(
                    deal.seqOfShare,
                    deal.paid,
                    deal.paid,
                    deal.buyer,
                    deal.price,
                    0
                );
            } else {
                if (isOffer) {
                    _cashier.releaseUsd(
                        deal.from,
                        address(_cashier),
                        _eightToSix(deal.consideration),
                        bytes32("CloseInitOfferAgainstBid")
                    );
                } else {
                    _cashier.releaseUsd(
                        deal.from,
                        address(_cashier),
                        _eightToSix(deal.consideration),
                        bytes32("CloseBidAgainstInitOffer")
                    );
                }

                SharesRepo.Share memory share;
                share.head = SharesRepo.Head({
                    class: deal.classOfShare,
                    seqOfShare: 0,
                    preSeq: 0,
                    issueDate: 0,
                    shareholder: deal.buyer,
                    priceOfPaid: deal.price,
                    priceOfPar: 0,
                    votingWeight: deal.votingWeight,
                    argu: 0
                });

                share.body = SharesRepo.Body({
                    payInDeadline: uint48(block.timestamp + 86400),
                    paid: deal.paid,
                    par: deal.paid,
                    cleanPaid: deal.paid,
                    distrWeight: deal.distrWeight
                });

                _ros.addShare(share);
            }

            if (deal.groupRep != deal.buyer &&
                deal.groupRep != _rom.groupRep(deal.buyer)) {
                _rom.addMemberToGroup(deal.buyer, deal.groupRep);
            }
        }
    }

    function _eightToSix(uint amt) private pure returns(uint) {
        return amt / 100;
    }

}

Contents

FundROCKeeper.sol

contracts/comps/keepers/FundROCKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/utils/RoyaltyCharge.sol";
import "../../lib/utils/ArrayUtils.sol";
import "../../lib/books/RulesParser.sol";
import "../../lib/InterfacesHub.sol";
import "../../lib/books/OfficersRepo.sol";

import "./IROCKeeper.sol";

contract FundROCKeeper is IROCKeeper {
    using RulesParser for bytes32;
    using ArrayUtils for uint[];
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("FundROCKeeper")))
    uint constant public TYPE_OF_DOC = 0x1590b2fb;
    uint constant public VERSION = 1;

    // ##########################
    // ##   Error & Modifier   ##
    // ##########################

    modifier onlyDK() {
        if (msg.sender != IAccessControl(address(this)).getDK()) {
            revert ROCK_WrongParty("FundROCK_NotDK");
        }
        _;
    }

    // ==== Draft SHA ====

    function createSHA(
        uint version
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if(!_gk.getROM().isClassMember(caller, 1)) {
            revert ROCK_WrongParty("FundROCK_NotGP");
        }

        DocsRepo.Doc memory doc = _gk.getRCByGK().cloneDoc(
            // uint32(uint(keccak256("ShareholdersAgreement")))
            0x8c5a073d,version
        );

        IAccessControl(doc.body).initKeepers(
            address(this),
            _gk
        );

        IShareholdersAgreement(doc.body).initDefaultRules();

        _gk.getROC().regFile(DocsRepo.codifyHead(doc.head), doc.body);

        IOwnable(doc.body).setNewOwner(msg.sender);
    }

    function circulateSHA(
        address sha,
        bytes32 docUrl,
        bytes32 docHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if(!_gk.getROM().isClassMember(caller, 1)) {
            revert ROCK_WrongParty("FundROCK_NotGP");
        }

        if(!IDraftControl(sha).isFinalized()) {
            revert ROCK_WrongState("FundROCK_ShaNotFinalized");
        }

        IShareholdersAgreement _sha = IShareholdersAgreement(sha);

        _sha.circulateDoc();

        uint16 signingDays = _sha.getSigningDays();
        uint16 closingDays = _sha.getClosingDays();

        RulesParser.VotingRule memory vr = address(_gk.getSHA()) == address(0)
            ? _sha.getRule(8).votingRuleParser()
            : _gk.getSHA().getRule(8).votingRuleParser();

        _gk.getROC().circulateFile(sha, signingDays, closingDays, vr, docUrl, docHash);
    }

    // ======== Sign SHA ========

    function signSHA(
        address sha,
        bytes32 sigHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if(!ISigPage(sha).isParty(caller)) {
            revert ROCK_WrongParty("FundROCK_NotPartyOfSha");
        }

        if(_gk.getROC().getHeadOfFile(sha).state != uint8(FilesRepo.StateOfFile.Circulated)) {
            revert ROCK_WrongState("FundROCK_ShaNotCirculated");
        }

        ISigPage(sha).signDoc(true, caller, sigHash);
    }

    function _membersAllSigned(
        IRegisterOfMembers _rom,
        IShareholdersAgreement _sha
    ) view private returns (bool) {
        uint[] memory members = _rom.membersList();
        uint[] memory parties = _sha.getParties();

        if (parties.length == 0 || parties.length != members.length) {
            return false;
        }

        return members.fullyCoveredBy(parties);
    }

    function activateSHA(address sha) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        if(!ISigPage(sha).isParty(caller)) {
            revert ROCK_WrongParty("FundROCK_NotPartyOfSha");
        }

        IRegisterOfConstitution _roc = _gk.getROC();
        IRegisterOfMembers _rom = _gk.getROM();

        if(sha == address(0)) {
            revert ROCK_WrongParty("FundROCK_ZeroShaAddr");
        }
        IShareholdersAgreement _sha = IShareholdersAgreement(sha);

        uint seqOfMotion = _roc.getHeadOfFile(sha).seqOfMotion;

        if (seqOfMotion > 0) {
            _gk.getGMM().execResolution(
                seqOfMotion,
                uint(uint160(sha)),
                caller
            );
            _roc.execFile(sha);
        } else if (_membersAllSigned(_rom, _sha)) {
            _roc.setStateOfFile(sha, uint8(FilesRepo.StateOfFile.Closed));
        }

        _roc.changePointer(sha);

        RulesParser.GovernanceRule memory gr =
            _sha.getRule(0).governanceRuleParser();

        if (_rom.maxQtyOfMembers() != gr.maxQtyOfMembers)
            _rom.setMaxQtyOfMembers(gr.maxQtyOfMembers);

        _rom.setVoteBase(gr.basedOnPar);

        if (_rom.minVoteRatioOnChain() != gr.minVoteRatioOnChain)
            _rom.setMinVoteRatioOnChain(gr.minVoteRatioOnChain);

        if (_sha.hasTitle(uint8(IShareholdersAgreement.TitleOfTerm.Options)))
            _regOptionTerms(_gk, _sha);

        _updatePositionSetting(_gk, _sha);
        _updateGrouping(_gk, _sha);
    }

    function _regOptionTerms(address _gk, IShareholdersAgreement _sha) private {
        address opts = _sha.getTerm(uint8(IShareholdersAgreement.TitleOfTerm.Options));
        _gk.getROO().regOptionTerms(opts);
    }

    function _updatePositionSetting(address _gk, IShareholdersAgreement _sha) private {
        IRegisterOfDirectors _rod = _gk.getROD();

        uint256 len = _sha.getRule(256).positionAllocateRuleParser().qtyOfSubRule;
        uint256 i;
        while (i < len) {
            RulesParser.PositionAllocateRule memory rule =
                _sha.getRule(256+i).positionAllocateRuleParser();

            if (rule.removePos) {
                _rod.removePosition(rule.seqOfPos);
            } else {
                OfficersRepo.Position memory pos = _rod.getPosition(rule.seqOfPos);
                pos = OfficersRepo.Position({
                    title: rule.titleOfPos,
                    seqOfPos: rule.seqOfPos,
                    acct: pos.acct,
                    nominator: rule.nominator,
                    startDate: pos.startDate,
                    endDate: rule.endDate,
                    seqOfVR: rule.seqOfVR,
                    titleOfNominator: rule.titleOfNominator,
                    argu: rule.argu
                });

                _rod.updatePosition(pos);
            }

            i++;
        }
    }

    function _updateGrouping(address _gk, IShareholdersAgreement _sha) private {
        IRegisterOfMembers _rom = _gk.getROM();

        uint256 len = _sha.getRule(768).groupUpdateOrderParser().qtyOfSubRule;
        uint256 i;

        while (i < len) {
            RulesParser.GroupUpdateOrder memory order =
                _sha.getRule(768+i).groupUpdateOrderParser();

            uint256 j;
            if (order.addMember) {
                while (j < 4) {
                    if (order.members[j] > 0)
                        _rom.addMemberToGroup(order.members[j], order.groupRep);
                    j++;
                }
            } else {
                while (j < 4) {
                    if (order.members[j] > 0)
                        _rom.removeMemberFromGroup(order.members[j]);
                    j++;
                }
            }

            i++;
        }
    }

    function acceptSHA(bytes32 sigHash) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        IShareholdersAgreement _sha = _gk.getSHA();
        _sha.addBlank(false, true, 1, caller);
        _sha.signDoc(false, caller, sigHash);
    }
}

Contents

FundROIKeeper.sol

contracts/comps/keepers/FundROIKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/books/RulesParser.sol";
import "../../openzeppelin/utils/Address.sol";
import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";

import "./IROIKeeper.sol";

contract FundROIKeeper is IROIKeeper {
    using RulesParser for bytes32;
    using Address for address;
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("FundROIKeeper")))
    uint constant public TYPE_OF_DOC = 0x918b186a;
    uint constant public VERSION = 1;

    // ==== Pause LOO ====

    function _checkVerifierLicense(address _gk, uint seqOfLR, uint caller) private view{
        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();
        if(!_gk.getROD().hasTitle(caller, lr.titleOfVerifier)) {
            revert ROIK_WrongParty("FundROIK_NotVerifier");
        }
    }

    function _checkEnforcerLicense(address _gk, uint seqOfLR, uint caller) private view{
        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();
        if(!_gk.getROD().hasTitle(caller, lr.para)) {
            revert ROIK_WrongParty("FundROIK_NotEnforcer");
        }
    }

    function pause(uint seqOfLR) external  {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _checkEnforcerLicense(_gk, seqOfLR, caller);

        _gk.getROI().pause(caller);
    }

    function unPause(uint seqOfLR) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _checkEnforcerLicense(_gk, seqOfLR, caller);

        _gk.getROI().unPause(caller);
    }

    // ==== Freeze Share ====

    function freezeShare(
        uint seqOfLR, uint seqOfShare, uint paid, bytes32 hashOrder
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        _checkEnforcerLicense(_gk, seqOfLR, caller);

        IRegisterOfShares _ros = _gk.getROS();
        _ros.decreaseCleanPaid(seqOfShare, paid);
        uint shareholder = _ros.getShare(seqOfShare).head.shareholder;
        _gk.getROI().freezeShare(shareholder, seqOfShare, paid, caller, hashOrder);
    }

    function unfreezeShare(
        uint seqOfLR, uint seqOfShare, uint paid, bytes32 hashOrder
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        _checkEnforcerLicense(_gk, seqOfLR, caller);

        IRegisterOfShares _ros = _gk.getROS();
        _ros.increaseCleanPaid(seqOfShare, paid);
        uint shareholder = _ros.getShare(seqOfShare).head.shareholder;
        _gk.getROI().unfreezeShare(shareholder, seqOfShare, paid, caller, hashOrder);
    }

    function forceTransfer(
        uint seqOfLR, uint seqOfShare, uint paid,
        address addrTo, bytes32 hashOrder
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _checkEnforcerLicense(_gk, seqOfLR, caller);

        IRegisterOfInvestors _roi = _gk.getROI();
        uint to = addrTo.msgSender(TYPE_OF_DOC, VERSION, 88000);
        if (!_roi.isInvestor(to)) {
            revert ROIK_WrongParty("FundROIK_NotInvestor");
        }

        IRegisterOfShares _ros = _gk.getROS();
        SharesRepo.Share memory share = _ros.getShare(seqOfShare);
        _ros.increaseCleanPaid(seqOfShare, paid);

        _roi.forceTransfer(share.head.shareholder, seqOfShare, paid, caller, hashOrder);
        _ros.transferShare(seqOfShare, paid, paid, to, share.head.priceOfPaid, share.head.priceOfPar);
    }

    // ==== Investor ====

    function regInvestor(
        address bKey, uint groupRep, bytes32 idHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if(msg.sender == bKey) {
            revert ROIK_WrongParty("FundROIK_SameKey");
        }

        if(caller != bKey.msgSender(TYPE_OF_DOC, VERSION, 18000)) {
            revert ROIK_WrongParty("FundROIK_WrongBackupKey");
        }

        if (msg.sender.isContract()) {
            // uint32(uint(keccak256("GeneralKeeper")))
            if(_gk.getRCByGK().getHeadByBody(msg.sender).typeOfDoc != 0x25586efd) {
                revert ROIK_WrongParty("FundROIK_NotGK");
            }
        }

        if (bKey.isContract()) {
            if (_gk.getRCByGK().getHeadByBody(bKey).typeOfDoc != 0x25586efd) {
                revert ROIK_WrongParty("FundROIK_BKeyNotGK");
            }
        }

        _gk.getROI().regInvestor(caller, groupRep, idHash);
    }

    function approveInvestor(
        uint userNo,
        uint seqOfLR
    ) external  {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _checkVerifierLicense(_gk, seqOfLR, caller);

        IRegisterOfInvestors _roi = _gk.getROI();

        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();

        if(!_gk.getROM().isClassMember(caller, 1)) {
            revert ROIK_WrongParty("FundROIK_NotGP");
        }

        if(lr.maxQtyOfInvestors != 0 && _roi.getQtyOfInvestors() >= lr.maxQtyOfInvestors) {
            revert ROIK_WrongInput("FundROIK_NoQuotaForNewInvestor");
        }

        _roi.approveInvestor(userNo, caller);
    }

    function revokeInvestor(
        uint userNo,
        uint seqOfLR
    ) external  {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _checkVerifierLicense(_gk, seqOfLR, caller);

        if(!_gk.getROM().isClassMember(caller, 1)) {
            revert ROIK_WrongParty("FundROIK_NotGP");
        }

        _gk.getROI().revokeInvestor(userNo, caller);
    }
}

Contents

FundRORKeeper.sol

contracts/comps/keepers/FundRORKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/utils/RoyaltyCharge.sol";
import "../../lib/InterfacesHub.sol";

import "./IRORKeeper.sol";

contract FundRORKeeper is IRORKeeper {
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("FundRORKeeper")))
    uint constant public TYPE_OF_DOC = 0x7ecb1211;
    uint constant public VERSION = 1;

    function _gpOrManager(address _gk, uint caller) private view{
        if (!(_gk.getROM().isClassMember(caller, 1) ||
            _gk.getROD().isDirector(caller))) {
            revert FundRORK_WrongParty(bytes32("FundRORK_NotGPOrManager"));
        }
    }

    function addRedeemableClass(uint class) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);
        _gpOrManager(_gk, caller);
        _gk.getROR().addRedeemableClass(class);
    }

    function removeRedeemableClass(uint class) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);
        _gpOrManager(_gk, caller);
        _gk.getROR().removeRedeemableClass(class);
    }

    function updateNavPrice(uint class, uint price) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);
        _gpOrManager(_gk, caller);
        if (price == 0) {
            revert FundRORK_ZeroValue(bytes32("FundRORK_ZeroPrice"));
        }
        _gk.getROR().updateNavPrice(class, price);
    }

    function requestForRedemption(
        uint class, uint paid
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        IRegisterOfMembers _rom = _gk.getROM();
        IRegisterOfShares _ros = _gk.getROS();
        IRegisterOfRedemptions _ror = _gk.getROR();

        if (!_rom.isClassMember(caller, class)) {
            revert FundRORK_WrongParty(bytes32("FundRORK_NotClassMember"));
        }
        if (paid == 0) {
            revert FundRORK_ZeroValue(bytes32("FundRORK_ZeroPaid"));
        }

        uint[] memory sharesInhand =
            _rom.sharesInClass(caller, class);

        uint len = sharesInhand.length;

        while (len > 0 && paid > 0) {

            SharesRepo.Share memory share =
                _ros.getShare(sharesInhand[len - 1]);
            len--;

            if (!_ros.notLocked(share.head.seqOfShare, block.timestamp)) {
                continue;
            }

            if (share.body.cleanPaid > 0) {

                uint redPaid;

                if (paid >= share.body.cleanPaid) {
                    redPaid = share.body.cleanPaid;
                } else {
                    redPaid = paid;
                }

                paid -= redPaid;
                _ros.decreaseCleanPaid(share.head.seqOfShare, redPaid);
                _ror.requestForRedemption(caller, class, share.head.seqOfShare, redPaid);

            }
        }

    }

    function redeem(uint class, uint seqOfPack) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _gpOrManager(_gk, caller);

        (RedemptionsRepo.Request[] memory list, RedemptionsRepo.Request memory info) =
            _gk.getROR().redeem(class, seqOfPack);

        ICashier _cashier = _gk.getCashier();
        IRegisterOfShares _ros = _gk.getROS();

        if (info.value * 100 > _cashier.balanceOfComp()) {
            revert FundRORK_Overflow(bytes32("FundRORK_InsufficientBalance"));
        }

        _cashier.redeemClass(class, info.paid);

        uint len = list.length;
        while(len > 0) {
            RedemptionsRepo.Request memory request = list[len-1];

            _ros.increaseCleanPaid(request.seqOfShare, request.paid);
            _ros.decreaseCapital(request.seqOfShare, request.paid, request.paid);

            _cashier.depositUsd(
                request.value * 100,
                request.shareholder,
                bytes32("RedeemShare")
            );

            len--;
        }

    }

}

Contents

GMMKeeper.sol

contracts/comps/keepers/GMMKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/books/RulesParser.sol";
import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";
import "../../lib/utils/ArrayUtils.sol";
import "../../openzeppelin/utils/Address.sol";

import "./IGMMKeeper.sol";

contract GMMKeeper is IGMMKeeper {
    using RulesParser for bytes32;
    using InterfacesHub for address;
    using RoyaltyCharge for address;
    using ArrayUtils for uint[];
    using Address for address;

    // uint32(uint(keccak256("GMMKeeper")));
    uint public constant TYPE_OF_DOC = 0x49148247;
    uint public constant VERSION = 1;

    // #####################
    // ##  Error & Event  ##
    // #####################

    // ==== CreateMotion ====

    // ---- Officers ----
    function nominateDirector(
        uint256 seqOfPos,
        uint candidate
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 72000);

        IRegisterOfDirectors _rod = _gk.getROD();

        if(!_rod.hasNominationRight(seqOfPos, caller))
            revert GMMK_WrongParty(bytes32("GMMK_NoNominationRight"));

        _gk.getGMM().nominateOfficer(
            seqOfPos,
            _rod.getPosition(seqOfPos).seqOfVR,
            candidate,
            caller
        );
    }

    function createMotionToRemoveDirector(
        uint256 seqOfPos
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 116000);

        IRegisterOfDirectors _rod = _gk.getROD();

        if(!_rod.hasNominationRight(seqOfPos, caller))
            revert GMMK_WrongParty(bytes32("GMMK_NoNominationRight"));

        _gk.getGMM().createMotionToRemoveOfficer(
            seqOfPos,
            _rod.getPosition(seqOfPos).seqOfVR,
            caller
        );
    }

    function proposeDocOfGM(
        uint doc,
        uint seqOfVR,
        uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 116000);

        if(!_gk.getROM().isMember(caller))
            revert GMMK_WrongParty(bytes32("GMMK_NotMember"));

        IMeetingMinutes _gmm = _gk.getGMM();

        uint64 seqOfMotion =
            _gmm.createMotionToApproveDoc(doc, seqOfVR, executor, caller);

        _gmm.proposeMotionToGeneralMeeting(seqOfMotion, caller);

        if (seqOfVR < 9) {

            address addr = address(uint160(doc));

            if(!ISigPage(addr).isSigner(caller))
                revert GMMK_WrongParty(bytes32("GMMK_NotSignerOfDoc"));

            if(!ISigPage(addr).established())
                revert GMMK_WrongState(bytes32("GMMK_DocNotEstablished"));

            if (seqOfVR == 8) {
                _gk.getROC().proposeFile(addr, seqOfMotion);
            } else {
                if(!_gk.getROA().allClaimsAccepted(addr))
                    revert GMMK_WrongState(bytes32("GMMK_RoaHasOpenClaims"));
                _gk.getROA().proposeFile(addr, seqOfMotion);
            }
        }
    }

    function proposeToDistributeUsd(
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint seqOfDR,
        uint para,
        uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 68000);

        if( !_gk.getROM().isMember(caller) && !_gk.getROD().isDirector(caller))
            revert GMMK_WrongParty(bytes32("GMMK_NoProposalRight"));

        IMeetingMinutes _gmm = _gk.getGMM();

        uint64 seqOfMotion =
            _gmm.createMotionToDistributeUsd(amt, expireDate, seqOfVR, seqOfDR, para, executor, caller);

        _gmm.proposeMotionToGeneralMeeting(seqOfMotion, caller);
    }

    function proposeToTransferFundWithGM(
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 99000);

        if(!_gk.getROM().isMember(caller) && !_gk.getROD().isDirector(caller))
            revert GMMK_WrongParty(bytes32("GMMK_NoProposalRight"));

        IMeetingMinutes _gmm = _gk.getGMM();

        uint64 seqOfMotion =
            _gmm.createMotionToTransferFund(to, isCBP, amt, expireDate, seqOfVR, executor, caller);

        _gmm.proposeMotionToGeneralMeeting(seqOfMotion, caller);
    }

    function createActionOfGM(
        uint seqOfVR,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 99000);
        if(!_gk.getROM().isMember(caller) && !_gk.getROD().isDirector(caller))
            revert GMMK_WrongParty(bytes32("GMMK_NoProposalRight"));

        _gk.getGMM().createAction(
            seqOfVR,
            targets,
            values,
            params,
            desHash,
            executor,
            caller
        );
    }

    function createMotionToDecreaseCapital(
        uint seqOfVR, uint seqOfShare,
        uint paid, uint par, uint amt, uint executor
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if(!_gk.getROM().isMember(caller) && !_gk.getROD().isDirector(caller))
            revert GMMK_WrongParty(bytes32("GMMK_NoProposalRight"));

        _gk.getGMM().createMotionToDecreaseCapital(
            seqOfVR, seqOfShare,
            paid, par, amt,
            executor, caller
        );
    }

    // ==== ProposeMotion ====

    function entrustDelegaterForGeneralMeeting(
        uint256 seqOfMotion,
        uint delegate
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        _avoidanceCheck(_gk, seqOfMotion, caller);
        _gk.getGMM().entrustDelegate(seqOfMotion, delegate, caller);
    }

    function proposeMotionToGeneralMeeting(
        uint256 seqOfMotion
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 72000);

        _gk.getGMM().proposeMotionToGeneralMeeting(seqOfMotion, caller);
    }

    function castVoteOfGM(
        uint256 seqOfMotion,
        uint attitude,
        bytes32 sigHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 72000);

        _avoidanceCheck(_gk, seqOfMotion, caller);
        _gk.getGMM().castVoteInGeneralMeeting(seqOfMotion, attitude, sigHash, caller);
    }

    function _avoidanceCheck(address _gk, uint256 seqOfMotion, uint caller) private view {
        MotionsRepo.Motion memory motion = _gk.getGMM().getMotion(seqOfMotion);

        if (motion.votingRule.class > 0 &&
            !_gk.getROM().isClassMember(caller, motion.votingRule.class)
        ) revert GMMK_WrongParty(bytes32("GMMK_NotClassMember"));

        if (motion.head.typeOfMotion ==
            uint8(MotionsRepo.TypeOfMotion.ApproveDoc) &&
            motion.head.seqOfVR < 9)
        {
            address doc = address(uint160(motion.contents));
            if (ISigPage(doc).isSigner(caller))
                revert GMMK_WrongParty(bytes32("GMMK_IsRelatedParty"));
        }
    }

    function voteCountingOfGM(uint256 seqOfMotion) external {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        _voteCountingOfGM(_gk, seqOfMotion);
    }

    // ==== Vote Counting ====

    function _voteCountingOfGM(address _gk, uint256 seqOfMotion) private {
        IRegisterOfMembers _rom = _gk.getROM();
        IMeetingMinutes _gmm = _gk.getGMM();

        MotionsRepo.Motion memory motion =
            _gmm.getMotion(seqOfMotion);

        MotionsRepo.VoteCalBase memory base;

        BallotsBox.Case memory case0 = _gmm.getCaseOfAttitude(motion.head.seqOfMotion, 0);

        if (_allConsent(_gmm, _rom, motion, case0)) {
            base.unaniConsent = true;
        } else {
            base = _calBase(_gk, _gmm, _rom, motion, base, case0);
        }

        bool quorumFlag = (address(_gk.getSHA()) == address(0) ||
            base.attendWeightRatio >=
            _gk.getSHA().getRule(0).governanceRuleParser().quorumOfGM);

        bool approved = _gmm.voteCounting(quorumFlag, seqOfMotion, base) ==
            uint8(MotionsRepo.StateOfMotion.Passed);

        if (motion.head.seqOfVR < 9) {
            address doc = address(uint160(motion.contents));

            if (motion.head.seqOfVR == 8) {
                _gk.getROC().voteCountingForFile(doc, approved);
            } else {
                _gk.getROA().voteCountingForFile(doc, approved);
            }
        }
    }

    function _allConsent(
        IMeetingMinutes _gmm,
        IRegisterOfMembers _rom,
        MotionsRepo.Motion memory motion,
        BallotsBox.Case memory case0
    ) private view returns(bool) {
        BallotsBox.Case memory case1 = _gmm.getCaseOfAttitude(motion.head.seqOfMotion, 1);
        uint[] memory consentVoters = case1.voters.combine(case1.principals);

        uint[] memory allVoters = case0.voters.combine(case0.principals);

        if (allVoters.length > consentVoters.length) return false;

        uint[] memory members = motion.votingRule.class == 0
            ? _rom.membersList()
            : _rom.getMembersOfClass(motion.votingRule.class);

        uint[] memory restMembers = members.minus(consentVoters);

        if (restMembers.length == 0) return true;

        if (motion.head.typeOfMotion ==
            uint8(MotionsRepo.TypeOfMotion.ApproveDoc)) {

            uint256[] memory parties =
                ISigPage(address(uint160(motion.contents))).getParties();

            uint[] memory vetoMembers = restMembers.minus(parties);

            uint len = vetoMembers.length;

            while (len > 0) {
                if (_rom.votesAtDate(vetoMembers[len - 1], motion.body.shareRegDate) > 0) return false;
                len--;
            }

            return true;
        }

        return false;
    }

    function _calBase(
        address _gk,
        IMeetingMinutes _gmm,
        IRegisterOfMembers _rom,
        MotionsRepo.Motion memory motion,
        MotionsRepo.VoteCalBase memory base,
        BallotsBox.Case memory case0
    ) private view returns (MotionsRepo.VoteCalBase memory) {
        BallotsBox.Case memory case3 =
            _gmm.getCaseOfAttitude(motion.head.seqOfMotion, 3);

        uint64 votesOfMembers;
        if (motion.votingRule.class == 0) {
            votesOfMembers = _rom.totalVotes();
        } else {
            SharesRepo.Share memory classInfo =
                _gk.getROS().getInfoOfClass(motion.votingRule.class);
            votesOfMembers = _rom.basedOnPar()
                ? classInfo.head.votingWeight * classInfo.body.par
                : classInfo.head.votingWeight * classInfo.body.paid;
        }

        base.attendWeightRatio = uint16(case0.sumOfWeight * 10000 / votesOfMembers);

        if (motion.votingRule.onlyAttendance) {

            base.totalHead = (case0.sumOfHead - case3.sumOfHead);
            base.totalWeight = (case0.sumOfWeight - case3.sumOfWeight);

        } else {

            base.totalHead = motion.votingRule.class == 0
                ? uint32(_rom.qtyOfMembers())
                : uint32(_rom.qtyOfClassMember(motion.votingRule.class));

            base.totalWeight = votesOfMembers;

            if (motion.votingRule.impliedConsent) {

                base.supportHead = base.totalHead - case0.sumOfHead;
                base.supportWeight = base.totalWeight > case0.sumOfWeight
                        ? (base.totalWeight - case0.sumOfWeight)
                        : 0;
                base.attendWeightRatio = 10000;
            }

            base.totalHead -= case3.sumOfHead;
            base.totalWeight = base.totalWeight > case3.sumOfWeight
                    ? base.totalWeight - case3.sumOfWeight
                    : 0 ;
        }

        if (motion.head.typeOfMotion ==
            uint8(MotionsRepo.TypeOfMotion.ApproveDoc)) {

            uint256[] memory parties =
                ISigPage(address(uint160(motion.contents))).getParties();
            uint256 len = parties.length;

            while (len > 0) {
                uint64 votesAtDate =
                    _rom.votesAtDate(parties[len - 1], motion.body.shareRegDate);

                if (votesAtDate > 0) {
                    if (motion.votingRule.partyAsConsent) {

                        if (motion.votingRule.onlyAttendance) {
                            base.totalHead++;
                            base.totalWeight += votesAtDate;
                        }

                        if (!motion.votingRule.impliedConsent) {
                            base.supportHead ++;
                            base.supportWeight += votesAtDate;

                            base.attendWeightRatio += uint16(votesAtDate * 10000 / votesOfMembers);
                        }

                    } else {

                        if (!motion.votingRule.onlyAttendance) {
                            base.totalHead --;

                            base.totalWeight = base.totalWeight > votesAtDate
                                    ? base.totalWeight - votesAtDate
                                    : 0;
                        }

                        if (motion.votingRule.impliedConsent) {
                            base.supportHead --;

                            base.supportWeight = base.supportWeight > votesAtDate
                                    ? base.supportWeight - votesAtDate
                                    : 0;
                        } else {
                            base.attendWeightRatio += uint16(votesAtDate * 10000 / votesOfMembers);
                        }
                    }
                }

                len--;
            }
        }

        return base;
    }

    // ==== Execute Action ====

    function execActionOfGM(
        uint typeOfAction,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint256 seqOfMotion
    ) external {
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        _execActionOfGM(
            caller,
            typeOfAction,
            targets,
            values,
            params,
            desHash,
            seqOfMotion
        );
    }

    function _execActionOfGM(
        uint caller,
        uint typeOfAction,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint256 seqOfMotion
    ) private {
        if(!(targets.length == values.length && targets.length == params.length))
            revert GMMK_WrongInput("GMMK_InputLenMismatch");

        uint len = targets.length;
        while (len > 0) {
            targets[len - 1].functionCallWithValue(params[len - 1], values[len - 1]);
            emit ExecAction(targets[len - 1], values[len - 1], params[len - 1], seqOfMotion, caller);
            len--;
        }

        address(this).getGMM().execAction(
            typeOfAction,
            targets,
            values,
            params,
            desHash,
            seqOfMotion,
            caller
        );
    }

}

Contents

IAccountant.sol

contracts/comps/keepers/IAccountant.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IAccountant
/// @notice Interface for class initialization, distributions, and fund transfers.
interface IAccountant {

    /// @notice Initialize waterfall class data.
    /// @param class Share class id.
    function initClass(uint class) external;

    /// @notice Distribute profits by distribution rule.
    /// @param amt Amount to distribute.
    /// @param expireDate Distribution expiry timestamp.
    /// @param seqOfDR Distribution rule sequence.
    /// @param seqOfMotion Motion sequence.
    function distrProfits(
        uint amt,
        uint expireDate,
        uint seqOfDR,
        uint seqOfMotion
    ) external;

    /// @notice Distribute income to fund manager and recipients.
    /// @param amt Amount to distribute.
    /// @param expireDate Distribution expiry timestamp.
    /// @param seqOfDR Distribution rule sequence.
    /// @param fundManager Fund manager user number.
    /// @param seqOfMotion Motion sequence.
    function distrIncome(
        uint amt,
        uint expireDate,
        uint seqOfDR,
        uint fundManager,
        uint seqOfMotion
    ) external;

    /// @notice Transfer funds from treasury to a recipient.
    /// @param fromBMM True if triggered by BMM, false for GMM.
    /// @param to Recipient address.
    /// @param isCBP True if paid in CBP, false for USDC.
    /// @param amt Amount to transfer.
    /// @param expireDate Transfer expiry timestamp.
    /// @param seqOfMotion Motion sequence.
    function transferFund(
        bool fromBMM,
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfMotion
    ) external;

}

Contents

IBMMKeeper.sol

contracts/comps/keepers/IBMMKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IBMMKeeper
/// @notice Interface for board meeting motions and executions.
interface IBMMKeeper {

    /// @notice Nominate an officer for a position.
    /// @param seqOfPos Position sequence.
    /// @param candidate Candidate user number.
    function nominateOfficer(
        uint256 seqOfPos,
        uint candidate
    ) external;

    /// @notice Create a motion to remove an officer.
    /// @param seqOfPos Position sequence.
    function createMotionToRemoveOfficer(
        uint256 seqOfPos
    ) external;

    // ---- Docs ----

    /// @notice Create a motion to approve a document.
    /// @param doc Document id.
    /// @param seqOfVR Voting rule sequence.
    /// @param executor Executor user number.
    function createMotionToApproveDoc(
        uint doc,
        uint seqOfVR,
        uint executor
    ) external;

    // ---- TransferFund ----

    /// @notice Propose a fund transfer motion.
    /// @param to Recipient address.
    /// @param isCBP True if paid in CBP, false for USDC.
    /// @param amt Amount to transfer.
    /// @param expireDate Motion expiry timestamp.
    /// @param seqOfVR Voting rule sequence.
    /// @param executor Executor user number.
    function proposeToTransferFundWithBoard(
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint executor
    ) external;

    // ---- Action ----

    /// @notice Create a motion to execute an arbitrary action.
    /// @param seqOfVR Voting rule sequence.
    /// @param targets Target contract list.
    /// @param values ETH values list.
    /// @param params Encoded params list.
    /// @param desHash Description hash.
    /// @param executor Executor user number.
    function createAction(
        uint seqOfVR,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint executor
    ) external;

    // ==== Cast Vote ====

    /// @notice Entrust voting to a delegate.
    /// @param seqOfMotion Motion sequence.
    /// @param delegate Delegate user number.
    function entrustDelegaterForBoardMeeting(
        uint256 seqOfMotion,
        uint delegate
    ) external;

    /// @notice Propose a motion to the board.
    /// @param seqOfMotion Motion sequence.
    function proposeMotionToBoard (
        uint seqOfMotion
    ) external;

    /// @notice Cast vote on a motion.
    /// @param seqOfMotion Motion sequence.
    /// @param attitude Vote attitude.
    /// @param sigHash Signature hash.
    function castVote(
        uint256 seqOfMotion,
        uint attitude,
        bytes32 sigHash
    ) external;

    /// @notice Count votes for a motion.
    /// @param seqOfMotion Motion sequence.
    function voteCounting(uint256 seqOfMotion) external;

    // ==== Exec Motion ====

    /// @notice Execute an action motion.
    /// @param typeOfAction Action type.
    /// @param targets Target contract list.
    /// @param values ETH values list.
    /// @param params Encoded params list.
    /// @param desHash Description hash.
    /// @param seqOfMotion Motion sequence.
    function execAction(
        uint typeOfAction,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint256 seqOfMotion
    ) external;

}

Contents

IGMMKeeper.sol

contracts/comps/keepers/IGMMKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IGMMKeeper
/// @notice Interface for general meeting motions and executions.
interface IGMMKeeper {

    // #####################
    // ##  Error & Event  ##
    // #####################

    error GMMK_WrongParty(bytes32 reason);

    error GMMK_WrongState(bytes32 reason);

    error GMMK_WrongInput(bytes32 reason);

    /// @notice Emitted when a general meeting action is executed.
    /// @param targets Target contract address.
    /// @param values ETH value.
    /// @param params Encoded parameters blob.
    /// @param seqOfMotion Motion sequence.
    /// @param caller Caller user number.
    event ExecAction(
        address indexed targets,
        uint indexed values,
        bytes indexed params,
        uint seqOfMotion,
        uint caller
    );

    // ################
    // ##   Motion   ##
    // ################

    /// @notice Nominate a director for a position.
    /// @param seqOfPos Position sequence.
    /// @param candidate Candidate user number.
    function nominateDirector(
        uint256 seqOfPos,
        uint candidate
    ) external;

    /// @notice Create a motion to remove a director.
    /// @param seqOfPos Position sequence.
    function createMotionToRemoveDirector(
        uint256 seqOfPos
    ) external;

    /// @notice Propose a document for general meeting approval.
    /// @param doc Document id.
    /// @param seqOfVR Voting rule sequence.
    /// @param executor Executor user number.
    function proposeDocOfGM(uint doc, uint seqOfVR, uint executor) external;

    /// @notice Propose a USDC distribution motion.
    /// @param amt Amount to distribute.
    /// @param expireDate Motion expiry timestamp.
    /// @param seqOfVR Voting rule sequence.
    /// @param seqOfDR Distribution rule sequence.
    /// @param para Extra parameter.
    /// @param executor Executor user number.
    function proposeToDistributeUsd(
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint seqOfDR,
        uint para,
        uint executor
    ) external;

    /// @notice Propose a fund transfer motion.
    /// @param to Recipient address.
    /// @param isCBP True if paid in CBP, false for USDC.
    /// @param amt Amount to transfer.
    /// @param expireDate Motion expiry timestamp.
    /// @param seqOfVR Voting rule sequence.
    /// @param executor Executor user number.
    function proposeToTransferFundWithGM(
        address to,
        bool isCBP,
        uint amt,
        uint expireDate,
        uint seqOfVR,
        uint executor
    ) external;

    /// @notice Create a general meeting action motion.
    /// @param seqOfVR Voting rule sequence.
    /// @param targets Target contract list.
    /// @param values ETH values list.
    /// @param params Encoded params list.
    /// @param desHash Description hash.
    /// @param executor Executor user number.
    function createActionOfGM(
        uint seqOfVR,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint executor
    ) external;

    /// @notice Entrust voting to a delegate for GM.
    /// @param seqOfMotion Motion sequence.
    /// @param delegate Delegate user number.
    function entrustDelegaterForGeneralMeeting(uint256 seqOfMotion, uint delegate) external;

    /// @notice Propose a motion to general meeting.
    /// @param seqOfMotion Motion sequence.
    function proposeMotionToGeneralMeeting(uint256 seqOfMotion) external;

    /// @notice Cast vote on a GM motion.
    /// @param seqOfMotion Motion sequence.
    /// @param attitude Vote attitude.
    /// @param sigHash Signature hash.
    function castVoteOfGM(
        uint256 seqOfMotion,
        uint attitude,
        bytes32 sigHash
    ) external;

    /// @notice Count votes for a motion.
    /// @param seqOfMotion Motion sequence.
    function voteCountingOfGM(uint256 seqOfMotion) external;

    /// @notice Execute an action motion.
    /// @param typeOfAction Action type.
    /// @param targets Target contract list.
    /// @param values ETH values list.
    /// @param params Encoded params list.
    /// @param desHash Description hash.
    /// @param seqOfMotion Motion sequence.
    function execActionOfGM(
        uint typeOfAction,
        address[] memory targets,
        uint256[] memory values,
        bytes[] memory params,
        bytes32 desHash,
        uint256 seqOfMotion
    ) external;

}

Contents

IKeepersRouter.sol

contracts/comps/keepers/IKeepersRouter.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

interface IKeepersRouter  {

    error KeeprsRouter_WrongInput(bytes32 reason);

    /// @notice Get the title associated with a function selector.
    /// @param sig Function selector (first 4 bytes of calldata).
    /// @return title number (0 if not found).
    function getTitleBySelector(bytes4 sig) external view returns (uint8 title);
}

Contents

ILOOKeeper.sol

contracts/comps/keepers/ILOOKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../books/cashier/ICashier.sol";

/// @title ILOOKeeper
/// @notice Interface for placing and withdrawing LOO orders.
interface ILOOKeeper {

    //###############
    //##   Error   ##
    //###############

    error LOOK_WrongState(bytes32 reason);

    error LOOK_WrongParty(bytes32 reason);

    error LOOK_WrongInput(bytes32 reason);

    //###############
    //##   Write   ##
    //###############

    /// @notice Place an initial offer for a class.
    /// @param classOfShare Share class id.
    /// @param execHours Execution window in hours.
    /// @param paid Paid amount.
    /// @param price Unit price.
    /// @param seqOfLR Listing rule sequence.
    function placeInitialOffer(
        uint classOfShare,
        uint execHours,
        uint paid,
        uint price,
        uint seqOfLR
    ) external;

    /// @notice Withdraw an initial offer.
    /// @param classOfShare Share class id.
    /// @param seqOfOrder Order sequence.
    /// @param seqOfLR Listing rule sequence.
    function withdrawInitialOffer(
        uint classOfShare,
        uint seqOfOrder,
        uint seqOfLR
    ) external;

    /// @notice Place a sell order.
    /// @param seqOfClass Share class id.
    /// @param execHours Execution window in hours.
    /// @param paid Paid amount.
    /// @param price Unit price.
    /// @param seqOfLR Listing rule sequence.
    function placeSellOrder(
        uint seqOfClass,
        uint execHours,
        uint paid,
        uint price,
        uint seqOfLR
    ) external;

    /// @notice Withdraw a sell order.
    /// @param classOfShare Share class id.
    /// @param seqOfOrder Order sequence.
    function withdrawSellOrder(
        uint classOfShare,
        uint seqOfOrder
    ) external;

    /// @notice Place a buy order with transfer authorization.
    /// @param auth Transfer authorization.
    /// @param classOfShare Share class id.
    /// @param paid Paid amount.
    /// @param price Unit price.
    /// @param execHours Execution window in hours.
    function placeBuyOrder(
        ICashier.TransferAuth memory auth,
        uint classOfShare, uint paid, uint price, uint execHours
    ) external;

    /// @notice Place a market buy order with transfer authorization.
    /// @param auth Transfer authorization.
    /// @param classOfShare Share class id.
    /// @param paid Paid amount.
    /// @param execHours Execution window in hours.
    function placeMarketBuyOrder(
        ICashier.TransferAuth memory auth,
        uint classOfShare, uint paid, uint execHours
    ) external;

    /// @notice Withdraw a buy order.
    /// @param classOfShare Share class id.
    /// @param seqOfOrder Order sequence.
    function withdrawBuyOrder(
        uint classOfShare,
        uint seqOfOrder
    ) external;

}

Contents

IROAKeeper.sol

contracts/comps/keepers/IROAKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../books/cashier/ICashier.sol";

/// @title IROAKeeper
/// @notice Interface for investment agreements and deal execution.
interface IROAKeeper {

    // #################
    // ##   Write IO  ##
    // #################

    /// @notice Create a new investment agreement.
    /// @param version Agreement version.
    function createIA(uint256 version) external;

    /// @notice Circulate an IA document for signature.
    /// @param ia Investment agreement address.
    /// @param docUrl Document URL hash.
    /// @param docHash Document content hash.
    function circulateIA(
        address ia,
        bytes32 docUrl,
        bytes32 docHash
    ) external;

    /// @notice Sign an IA document.
    /// @param ia Investment agreement address.
    /// @param sigHash Signature hash.
    function signIA(
        address ia,
        bytes32 sigHash
    ) external;

    // ==== Deal & IA ====

    /// @notice Push deal funds into coffer with hash lock.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @param hashLock Hash lock for closing.
    /// @param closingDeadline Closing deadline timestamp.
    function pushToCoffer(
        address ia,
        uint256 seqOfDeal,
        bytes32 hashLock,
        uint closingDeadline
    ) external;

    /// @notice Close a deal using hash key.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @param hashKey Hash key for closing.
    function closeDeal(
        address ia,
        uint256 seqOfDeal,
        string memory hashKey
    ) external;

    /// @notice Transfer target share per deal terms.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    function transferTargetShare(
        address ia,
        uint256 seqOfDeal
    ) external;

    /// @notice Issue new share for a deal.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    function issueNewShare(address ia, uint256 seqOfDeal) external;

    /// @notice Terminate a deal.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    function terminateDeal(
        address ia,
        uint256 seqOfDeal
    ) external;

    /// @notice Pay off an approved deal with transfer authorization.
    /// @param auth Transfer authorization.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @param to Recipient address.
    function payOffApprovedDeal(
        ICashier.TransferAuth memory auth, address ia, uint seqOfDeal, address to
    ) external;

}

Contents

IROCKeeper.sol

contracts/comps/keepers/IROCKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IROCKeeper
/// @notice Interface for shareholder agreement lifecycle actions.
interface IROCKeeper {

    // ##########################
    // ##   Error & Modifier   ##
    // ##########################

    error ROCK_WrongParty(bytes32 reason);

    error ROCK_WrongState(bytes32 reason);

    error ROCK_WrongInput(bytes32 reason);

    /// @notice Create a shareholder agreement.
    /// @param version Agreement version.
    function createSHA(uint version) external;

    /// @notice Circulate SHA document for signature.
    /// @param sha Shareholders agreement address.
    /// @param docUrl Document URL hash.
    /// @param docHash Document content hash.
    function circulateSHA(
        address sha,
        bytes32 docUrl,
        bytes32 docHash
    ) external;

    /// @notice Sign SHA document.
    /// @param sha Shareholders agreement address.
    /// @param sigHash Signature hash.
    function signSHA(
        address sha,
        bytes32 sigHash
    ) external;

    /// @notice Activate a SHA.
    /// @param sha Shareholders agreement address.
    function activateSHA(address sha) external;

    /// @notice Accept SHA with signature hash.
    /// @param sigHash Signature hash.
    function acceptSHA(bytes32 sigHash) external;
}

Contents

IRODKeeper.sol

contracts/comps/keepers/IRODKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IRODKeeper
/// @notice Interface for director and officer appointment actions.
interface IRODKeeper {

    //###############
    //##   Error   ##
    //###############

    error RODK_WrongTypeOfMotion(bytes32 reason);

    // ==== Directors ====

    /// @notice Take a director seat after motion approval.
    /// @param seqOfMotion Motion sequence.
    /// @param seqOfPos Position sequence.
    function takeSeat(
        uint256 seqOfMotion,
        uint256 seqOfPos
    ) external;

    /// @notice Remove a director after motion approval.
    /// @param seqOfMotion Motion sequence.
    /// @param seqOfPos Position sequence.
    function removeDirector (
        uint256 seqOfMotion,
        uint256 seqOfPos
    ) external;

    // ==== Officers ====

    /// @notice Take an officer position after motion approval.
    /// @param seqOfMotion Motion sequence.
    /// @param seqOfPos Position sequence.
    function takePosition(
        uint256 seqOfMotion,
        uint256 seqOfPos
    ) external;

    /// @notice Remove an officer after motion approval.
    /// @param seqOfMotion Motion sequence.
    /// @param seqOfPos Position sequence.
    function removeOfficer (
        uint256 seqOfMotion,
        uint256 seqOfPos
    ) external;

    // ==== Quit ====

    /// @notice Quit an officer position.
    /// @param seqOfPos Position sequence.
    function quitPosition(uint256 seqOfPos) external;

}

Contents

IROIKeeper.sol

contracts/comps/keepers/IROIKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * v.0.2.5
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IROIKeeper
/// @notice Interface for investor compliance actions and LOO pause.
interface IROIKeeper {

    //##########################
    //##     Error & Event    ##
    //##########################

    error ROIK_WrongParty(bytes32 reason);

    error ROIK_WrongInput(bytes32 reason);

    error ROIK_WrongState(bytes32 reason);

    //###############
    //##   Write   ##
    //###############

    // ==== Pause LOO ====

    /// @notice Pause LOO operations.
    /// @param seqOfLR Listing rule sequence.
    function pause(uint seqOfLR) external;

    /// @notice Unpause LOO operations.
    /// @param seqOfLR Listing rule sequence.
    function unPause(uint seqOfLR) external;

    // ==== Freeze Share ====

    /// @notice Freeze a share for compliance.
    /// @param seqOfLR Listing rule sequence.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount.
    /// @param hashOrder Related order hash.
    function freezeShare(
        uint seqOfLR, uint seqOfShare, uint paid,
        bytes32 hashOrder
    ) external;

    /// @notice Unfreeze a share.
    /// @param seqOfLR Listing rule sequence.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount.
    /// @param hashOrder Related order hash.
    function unfreezeShare(
        uint seqOfLR, uint seqOfShare, uint paid,
        bytes32 hashOrder
    ) external;

    /// @notice Force transfer a frozen share.
    /// @param seqOfLR Listing rule sequence.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount.
    /// @param addrTo Recipient address.
    /// @param hashOrder Related order hash.
    function forceTransfer(
        uint seqOfLR, uint seqOfShare, uint paid,
        address addrTo, bytes32 hashOrder
    ) external;

    // ==== Investor ====

    /// @notice Register an investor.
    /// @param bKey Investor key address.
    /// @param groupRep Group representative user number.
    /// @param idHash Investor id hash.
    function regInvestor(address bKey, uint groupRep, bytes32 idHash) external;

    /// @notice Approve an investor.
    /// @param userNo Investor user number.
    /// @param seqOfLR Listing rule sequence.
    function approveInvestor(uint userNo, uint seqOfLR) external;

    /// @notice Revoke an investor approval.
    /// @param userNo Investor user number.
    /// @param seqOfLR Listing rule sequence.
    function revokeInvestor(uint userNo, uint seqOfLR) external;

}

Contents

IROMKeeper.sol

contracts/comps/keepers/IROMKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../books/cashier/ICashier.sol";

/// @title IROMKeeper
/// @notice Interface for member/pay-in related actions.
interface IROMKeeper {

    // ######################
    // ##   Error & Event  ##
    // ######################

    error ROMK_WrongAccess(bytes32 reason);

    error ROMK_WrongParty(bytes32 reason);

    /// @notice Emitted when capital is paid in and recorded with deal value.
    /// @param seqOfShare Share sequence.
    /// @param amt Paid-in amount.
    /// @param valueOfDeal Deal value.
    event PayInCapital(uint indexed seqOfShare, uint indexed amt, uint indexed valueOfDeal);

    // #################
    // ##   Write IO  ##
    // #################

    // ==== BOS funcs ====

    /// @notice Set maximum number of members.
    /// @param max Max member count.
    function setMaxQtyOfMembers(uint max) external;

    /// @notice Set a pay-in amount with hash lock.
    /// @param seqOfShare Share sequence.
    /// @param amt Amount to pay in.
    /// @param expireDate Lock expiry timestamp.
    /// @param hashLock Hash lock.
    function setPayInAmt(uint seqOfShare, uint amt, uint expireDate, bytes32 hashLock) external;

    /// @notice Request paid-in capital release by hash key.
    /// @param hashLock Hash lock.
    /// @param hashKey Hash key.
    function requestPaidInCapital(bytes32 hashLock, string memory hashKey) external;

    /// @notice Withdraw locked pay-in amount.
    /// @param hashLock Hash lock.
    /// @param seqOfShare Share sequence.
    function withdrawPayInAmt(bytes32 hashLock, uint seqOfShare) external;

    /// @notice Pay in capital for a share using transfer authorization.
    /// @param auth Transfer authorization.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount.
    function payInCapital(
        ICashier.TransferAuth memory auth,
        uint seqOfShare,
        uint paid
    ) external;

    /// @notice Decrease capital for a share.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount decreased.
    /// @param par Par amount decreased.
    /// @param amt Amount to deduct.
    function decreaseCapital(
        uint seqOfVR,
        uint256 seqOfShare,
        uint paid,
        uint par,
        uint amt,
        uint seqOfMotion
    ) external;

    /// @notice Update paid-in deadline for a share.
    /// @param seqOfShare Share sequence.
    /// @param line New deadline timestamp.
    function updatePaidInDeadline(uint256 seqOfShare, uint line) external;
}

Contents

IROOKeeper.sol

contracts/comps/keepers/IROOKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../books/cashier/ICashier.sol";

/// @title IROOKeeper
/// @notice Interface for option swaps and related transfers.
interface IROOKeeper {

    // #####################
    // ##  Error & Event  ##
    // #####################

    error ROOK_WrongAccess(bytes32 reason);

    error ROOK_WrongState(bytes32 reason);

    error ROOK_WrongParty(bytes32 reason);

    /// @notice Emitted when an option swap is paid off.
    /// @param seqOfOpt Option sequence.
    /// @param seqOfSwap Swap sequence.
    /// @param from Payer address.
    /// @param to Recipient address.
    /// @param valueOfDeal Deal value.
    event PayOffSwap(
        uint seqOfOpt, uint seqOfSwap, address indexed from,
        address indexed to, uint indexed valueOfDeal
    );

    /// @notice Emitted when a rejected deal swap is paid off.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @param seqOfSwap Swap sequence.
    /// @param from Payer address.
    /// @param to Recipient address.
    /// @param valueOfDeal Deal value.
    event PayOffRejectedDeal(
        address ia, uint seqOfDeal, uint seqOfSwap, address indexed from, address indexed to, uint indexed valueOfDeal
    );

    /// @notice Update oracle data for an option.
    /// @param seqOfOpt Option sequence.
    /// @param d1 Data slot 1.
    /// @param d2 Data slot 2.
    /// @param d3 Data slot 3.
    function updateOracle(
        uint256 seqOfOpt,
        uint d1,
        uint d2,
        uint d3
    ) external;

    /// @notice Execute an option.
    /// @param seqOfOpt Option sequence.
    function execOption(uint256 seqOfOpt)external;

    /// @notice Create a swap for an option.
    /// @param seqOfOpt Option sequence.
    /// @param seqOfTarget Target share sequence.
    /// @param paidOfTarget Paid target amount.
    /// @param seqOfPledge Pledge share sequence.
    function createSwap(
        uint256 seqOfOpt,
        uint seqOfTarget,
        uint paidOfTarget,
        uint seqOfPledge
    ) external;

    /// @notice Pay off an option swap.
    /// @param auth Transfer authorization.
    /// @param seqOfOpt Option sequence.
    /// @param seqOfSwap Swap sequence.
    /// @param to Recipient address.
    function payOffSwap(
        ICashier.TransferAuth memory auth, uint256 seqOfOpt, uint256 seqOfSwap, address to
    ) external;

    /// @notice Terminate an option swap.
    /// @param seqOfOpt Option sequence.
    /// @param seqOfSwap Swap sequence.
    function terminateSwap(
        uint256 seqOfOpt,
        uint256 seqOfSwap
    ) external;

    // ==== Swap ====

    // /// @notice Request to buy a target share via swap.
    // /// @param ia Investment agreement address.
    // /// @param seqOfDeal Deal sequence.
    // /// @param paidOfTarget Paid target amount.
    // /// @param seqOfPledge Pledge share sequence.
    // function requestToBuy(
    //     address ia,
    //     uint seqOfDeal,
    //     uint paidOfTarget,
    //     uint seqOfPledge
    // ) external;

    // /// @notice Pay off a rejected deal swap.
    // /// @param auth Transfer authorization.
    // /// @param ia Investment agreement address.
    // /// @param seqOfDeal Deal sequence.
    // /// @param seqOfSwap Swap sequence.
    // /// @param to Recipient address.
    // function payOffRejectedDeal(
    //     ICashier.TransferAuth memory auth, address ia, uint seqOfDeal,
    //     uint seqOfSwap, address to
    // ) external;

    // /// @notice Pick up pledged share for a rejected deal.
    // /// @param ia Investment agreement address.
    // /// @param seqOfDeal Deal sequence.
    // /// @param seqOfSwap Swap sequence.
    // function pickupPledgedShare(
    //     address ia,
    //     uint seqOfDeal,
    //     uint seqOfSwap
    // ) external;

}

Contents

IROPKeeper.sol

contracts/comps/keepers/IROPKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IROPKeeper
/// @notice Interface for pledge operations via keeper.
interface IROPKeeper {

    // ###################
    // ##   ROPKeeper   ##
    // ###################

    /// @notice Create a pledge.
    /// @param snOfPld Pledge serial number.
    /// @param paid Paid amount pledged.
    /// @param par Par amount pledged.
    /// @param guaranteedAmt Guaranteed amount.
    /// @param execDays Execution days after default.
    function createPledge(
        bytes32 snOfPld,
        uint paid,
        uint par,
        uint guaranteedAmt,
        uint execDays
    ) external;

    /// @notice Transfer a pledge.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param buyer New creditor user number.
    /// @param amt Transfer amount.
    function transferPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint buyer,
        uint amt
    ) external;

    /// @notice Refund debt against a pledge.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param amt Refunded amount.
    function refundDebt(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint amt
    ) external;

    /// @notice Extend pledge execution days.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param extDays Extension days.
    function extendPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint extDays
    ) external;

    /// @notice Lock a pledge with hash lock.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param hashLock Hash lock.
    function lockPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        bytes32 hashLock
    ) external;

    /// @notice Release a pledge with hash key.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param hashKey Hash key.
    function releasePledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        string memory hashKey
    ) external;

    /// @notice Execute a pledge.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param buyer Buyer user number.
    /// @param groupOfBuyer Buyer group number.
    function execPledge(
        uint seqOfShare,
        uint256 seqOfPld,
        uint buyer,
        uint groupOfBuyer
    ) external;

    /// @notice Revoke a pledge.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    function revokePledge(
        uint256 seqOfShare,
        uint256 seqOfPld
    ) external;

}

Contents

IRORKeeper.sol

contracts/comps/keepers/IRORKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * v.0.2.5
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title IRORKeeper
/// @notice Interface for redemption configuration and execution.
interface IRORKeeper {

    //######################
    //##   Error & Event  ##
    //######################

    error FundRORK_WrongParty(bytes32 reason);

    error FundRORK_Overflow(bytes32 reason);

    error FundRORK_ZeroValue(bytes32 reason);

    /// @notice Add a redeemable class.
    /// @param class Share class id.
    function addRedeemableClass(uint class) external;

    /// @notice Remove a redeemable class.
    /// @param class Share class id.
    function removeRedeemableClass(uint class) external;

    /// @notice Update NAV price for a class.
    /// @param class Share class id.
    /// @param price NAV price.
    function updateNavPrice(uint class, uint price) external;

    /// @notice Request redemption for a share.
    /// @param class Share class id.
    /// @param paid Paid amount to redeem.
    function requestForRedemption(
        uint class, uint paid
    ) external;

    /// @notice Redeem a pack for a class.
    /// @param class Share class id.
    /// @param seqOfPack Pack sequence.
    function redeem(uint class, uint seqOfPack) external;

}

Contents

ISHAKeeper.sol

contracts/comps/keepers/ISHAKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title ISHAKeeper
/// @notice Interface for SHA rights execution (along, anti-dilution, refusal).
interface ISHAKeeper {

    // #######################
    // ##   Error & Event   ##
    // #######################

    error SHAK_WrongParty(bytes32 reason);

    error SHAK_WrongState(bytes32 reason);

    error SHAK_AmtOverflow(bytes32 reason);

    error SHAK_WrongInput(bytes32 reason);

    // ======== TagAlong & DragAlong ========

    /// @notice Execute drag-along or tag-along right.
    /// @param ia Investment agreement address.
    /// @param snOfClaim Serial number of the claim, encoded with claim head data.
    // / @param seqOfDeal Deal sequence.
    // / @param dragAlong True for drag-along, false for tag-along.
    // / @param seqOfShare Share sequence.
    // / @param paid Paid amount.
    // / @param par Par amount.
    /// @param sigHash Signature hash.
    function execAlongRight(
        address ia,
        bytes32 snOfClaim,
        // uint256 seqOfDeal,
        // bool dragAlong,
        // uint256 seqOfShare,
        // uint paid,
        // uint par,
        bytes32 sigHash
    ) external;

    /// @notice Accept an along deal.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @param sigHash Signature hash.
    function acceptAlongDeal(
        address ia,
        uint256 seqOfDeal,
        bytes32 sigHash
    ) external;

    // ======== AntiDilution ========

    /// @notice Execute anti-dilution adjustment.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @param seqOfShare Share sequence.
    /// @param sigHash Signature hash.
    function execAntiDilution(
        address ia,
        uint256 seqOfDeal,
        uint256 seqOfShare,
        bytes32 sigHash
    ) external;

    /// @notice Take gift shares generated by anti-dilution.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    function takeGiftShares(
        address ia,
        uint256 seqOfDeal
    ) external;

    // ======== FirstRefusal ========

    /// @notice Execute first refusal right.
    /// @param seqOfFRRule First refusal rule sequence.
    /// @param seqOfRightholder Rightholder sequence.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    /// @param sigHash Signature hash.
    function execFirstRefusal(
        uint256 seqOfFRRule,
        uint256 seqOfRightholder,
        address ia,
        uint256 seqOfDeal,
        bytes32 sigHash
    ) external;

    /// @notice Compute first refusal results.
    /// @param ia Investment agreement address.
    /// @param seqOfDeal Deal sequence.
    function computeFirstRefusal(
        address ia,
        uint256 seqOfDeal
    ) external;
}

Contents

KeepersRouter.sol

contracts/comps/keepers/KeepersRouter.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./IKeepersRouter.sol";

contract KeepersRouter is IKeepersRouter {
    bytes4[90] public selectors = [
        bytes4(0x04726d7a), bytes4(0x04e417ef), bytes4(0x04f2c63d), bytes4(0x07124bcf), bytes4(0x07f2990e), bytes4(0x0a672cbc), bytes4(0x136439dd), bytes4(0x18c678aa), bytes4(0x1c3a1ce3), bytes4(0x1f6b2609), bytes4(0x1fbbd398), bytes4(0x202bc98a), bytes4(0x205969bd), bytes4(0x22675a27), bytes4(0x2463d9ba), bytes4(0x295dd720), bytes4(0x2c425acc), bytes4(0x2cd7aa21), bytes4(0x2dae6617), bytes4(0x2e04d0a5), bytes4(0x2e8310da), bytes4(0x326b0e08), bytes4(0x329c43c1), bytes4(0x34d1c581), bytes4(0x36dfcf94), bytes4(0x392c8cd6), bytes4(0x3c851592), bytes4(0x40d8d8d2), bytes4(0x4462f61b), bytes4(0x452558b0), bytes4(0x498ec436), bytes4(0x4b4b972f), bytes4(0x4d5931f0), bytes4(0x501d9cca), bytes4(0x50235307),
        bytes4(0x5233f2ff), bytes4(0x569e1006),                                         bytes4(0x5abba148),
        bytes4(0x610bd881), bytes4(0x61d65d55), bytes4(0x6555ff7a), bytes4(0x6998d28d), bytes4(0x6e8d3873), bytes4(0x6e93dcce), bytes4(0x71944b39), bytes4(0x73ce8858), bytes4(0x7504e5a0), bytes4(0x75daba71), bytes4(0x76f2736f), bytes4(0x77a9dfa0), bytes4(0x7cbc2373), bytes4(0x8506c43f), bytes4(0x851aa5a0), bytes4(0x88ca46ed), bytes4(0x8d74e9ab), bytes4(0x92bcd2e2), bytes4(0x92c2c3d3), bytes4(0x946088cd), bytes4(0x959efc85), bytes4(0x974b0a6b), bytes4(0x991a1c37), bytes4(0xa023707d), bytes4(0xa2333df0), bytes4(0xa6f93889), bytes4(0xaa22742b), bytes4(0xab4e66b6), bytes4(0xacf12377), bytes4(0xb3a9d19b), bytes4(0xb4c6a008), bytes4(0xb791f1f5), bytes4(0xbe29b077), bytes4(0xc0e4aecd), bytes4(0xc0f869c2), bytes4(0xc297ddd0), bytes4(0xcb385133), bytes4(0xcebb34a8), bytes4(0xd2f4dc25), bytes4(0xd6eb75ec), bytes4(0xd8d53890), bytes4(0xdc09fd29), bytes4(0xe0fcbcfa), bytes4(0xe322799d), bytes4(0xe5421a98), bytes4(0xf424672b), bytes4(0xf584accb), bytes4(0xf89f622e), bytes4(0xf8be81ac), bytes4(0xf8fb9e1d), bytes4(0xfa0be085), bytes4(0xfd95c4c0)
    ];

    uint8[90] public titles = [
        4,  10, 16,  9,  5,
        11, 11, 6,   7,  1,
        12, 2,  8,   11, 5,
        10, 1,  11,  16, 7,
        5,  3,  3,   5,  8,
        6,  8,  9,   11, 6,
        4,  4,  12,  10, 8,
        12, 9,           11,
        10, 8,  7,   2,  3,
        5,  3,  16,  3,  3,
        7,  9,  16,  6,  4,
        1,  10, 5,   2,  6,
        3,  5,  8,   8,  4,  6,
        5,  6,  10,  12, 16,
        5,  1,  9,   1,  5,
        5,  4,  4,   11, 7,
        2,  10, 3,   3,  8,  9,
        11, 2,  3,   6,  6
    ];

    /// @notice Get the title associated with a function selector.
    /// @param sig Function selector (first 4 bytes of calldata).
    /// @return title number (revert if not found).
    function getTitleBySelector(bytes4 sig) external view returns (uint8 title) {
        uint low = 0;
        uint high = selectors.length;
        while (low < high) {
            uint mid = low + (high - low) / 2;
            if (selectors[mid] == sig) {
                return titles[mid];
            } else if (selectors[mid] < sig) {
                low = mid + 1;
            } else {
                high = mid;
            }
        }
        revert KeeprsRouter_WrongInput(bytes32("KR_SigNotRegistered"));
    }

}

Contents

LOOKeeper.sol

contracts/comps/keepers/LOOKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/books/RulesParser.sol";
import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";

import "./ILOOKeeper.sol";

contract LOOKeeper is ILOOKeeper {
    using RulesParser for bytes32;
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("LOOKeeper")));
    uint public constant TYPE_OF_DOC = 0xf9b45faf;
    uint public constant VERSION = 1;

    modifier whenNotPaused() {
        if (address(this).getROI().isPaused())
            revert LOOK_WrongState(bytes32("LOOK_IsPaused"));
        _;
    }

    //###############
    //##   Write   ##
    //###############

    // ==== Offers ====

    function placeInitialOffer(
        uint classOfShare, uint execHours,
        uint paid, uint price, uint seqOfLR
    ) external whenNotPaused {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        IRegisterOfShares _ros = _gk.getROS();

        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();

        if (!_gk.getROD().hasTitle(caller, lr.titleOfIssuer))
            revert LOOK_WrongParty(bytes32("LOOK_NotIssuer"));

        if (lr.classOfShare != classOfShare)
            revert LOOK_WrongInput(bytes32("LOOK_WrongClass"));

        if (uint32(price) < lr.floorPrice)
            revert LOOK_WrongInput(bytes32("LOOK_LowerThanFloor"));

        if (lr.ceilingPrice > 0 && uint32(price) > lr.ceilingPrice)
            revert LOOK_WrongInput(bytes32("LOOK_HigherThanCeiling"));

        if (_ros.getInfoOfClass(classOfShare).body.cleanPaid + paid >
            uint64(lr.maxTotalPar) * 10000
        ) revert LOOK_WrongInput(bytes32("LOOK_PaidOverflow"));

        _ros.increaseEquityOfClass(true, classOfShare, 0, 0, paid);

        UsdOrdersRepo.Deal memory input;

        input.classOfShare = uint16(classOfShare);
        input.votingWeight = lr.votingWeight;
        input.distrWeight = lr.distrWeight;
        input.paid = uint64(paid);
        input.price = uint32(price);
        input.seller = uint40(caller);
        input.isOffer = true;

        _placeSellOrder(_gk, input, execHours);
    }

    // ==== Withdraw Initial Offer ====

    function withdrawInitialOffer(
        uint classOfShare,
        uint seqOfOrder,
        uint seqOfLR
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        IListOfOrders _loo = _gk.getLOO();

        GoldChain.Order memory order =
            _loo.getOrder(classOfShare, seqOfOrder, true);

        if (order.data.seqOfShare > 0)
            revert LOOK_WrongInput(bytes32("LOOK_NotInitOrder"));

        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();

        if (!_gk.getROD().hasTitle(caller, lr.titleOfIssuer))
            revert LOOK_WrongParty(bytes32("LOOK_NotIssuer"));

        order = _loo.withdrawOrder(classOfShare, seqOfOrder, true);

        _restoreOrder(_gk, order);
    }

    // ==== Place & Withdraw Sell Orders ====

    function placeSellOrder(
        uint seqOfClass, uint execHours,
        uint paid, uint price, uint seqOfLR
    ) external whenNotPaused {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        if(_gk.getROI().getInvestor(caller).state !=
            uint8(InvestorsRepo.StateOfInvestor.Approved))
            revert LOOK_WrongParty(bytes32("LOOK_NotQualifiedInvestor"));

        IRegisterOfShares _ros = _gk.getROS();

        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();

        if (seqOfClass != lr.classOfShare)
            revert LOOK_WrongInput(bytes32("LOOK_WrongClass"));

        if (uint32(price) < lr.offPrice)
            revert LOOK_WrongInput(bytes32("LOOK_LowerThanOffPrice"));

        uint[] memory sharesInhand =
            _gk.getROM().sharesInClass(caller, lr.classOfShare);

        uint len = sharesInhand.length;

        while (len > 0 && paid > 0) {

            SharesRepo.Share memory share =
                _ros.getShare(sharesInhand[len - 1]);
            len--;

            if (!_ros.notLocked(share.head.seqOfShare, block.timestamp)) {
                continue;
            }

            if (lr.lockupDays == 0 ||
                share.head.issueDate +
                uint48(lr.lockupDays) * 86400 < block.timestamp)
            {
                if (share.body.cleanPaid > 0) {

                    UsdOrdersRepo.Deal memory input;

                    input.to = msg.sender;
                    input.seller = share.head.shareholder;
                    input.classOfShare = share.head.class;
                    input.seqOfShare = share.head.seqOfShare;
                    input.price = uint32(price);
                    input.votingWeight = share.head.votingWeight;
                    input.distrWeight = share.body.distrWeight;
                    input.isOffer = true;

                    if (paid >= share.body.cleanPaid) {
                        input.paid = uint64(share.body.cleanPaid);
                        paid -=input.paid;
                        _ros.decreaseCleanPaid(share.head.seqOfShare, input.paid);
                        _placeSellOrder(_gk, input, execHours);
                    } else {
                        input.paid = uint64(paid);
                        _ros.decreaseCleanPaid(share.head.seqOfShare, input.paid);
                        _placeSellOrder(_gk, input, execHours);
                        break;
                    }
                }
            }
        }
    }

    function withdrawSellOrder(
        uint classOfShare,
        uint seqOfOrder
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        IListOfOrders _loo = _gk.getLOO();
        IRegisterOfShares _ros = _gk.getROS();

        GoldChain.Order memory order =
            _loo.getOrder(classOfShare, seqOfOrder, true);

        if(order.data.seqOfShare == 0) {
            revert LOOK_WrongInput(bytes32("LOOK_NoTargetShare"));
        }

        SharesRepo.Share memory share =
            _ros.getShare(order.data.seqOfShare);

        if(share.head.shareholder != caller) {
            revert LOOK_WrongParty(bytes32("LOOK_NotShareholder"));
        }

        order = _loo.withdrawOrder(classOfShare, seqOfOrder, true);

        _restoreOrder(_gk, order);
    }

    // ==== Place & Withdraw Buy Orders ====

    function placeBuyOrder(
        ICashier.TransferAuth memory auth,
        uint classOfShare, uint paid, uint price, uint execHours
    ) external whenNotPaused {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        InvestorsRepo.Investor memory investor =
            _gk.getROI().getInvestor(caller);

        if (investor.state != uint8(InvestorsRepo.StateOfInvestor.Approved)) {
            revert LOOK_WrongParty(bytes32("LOOK_NotQualifiedInvestor"));
        }

        if (price == 0) {
            revert LOOK_WrongInput(bytes32("LOOK_ZeroPrice"));
        }

        if (!_gk.getSHA().isSigner(caller)) {
            revert LOOK_WrongParty(bytes32("LOOK_BuyerNotSignerOfSHA"));
        }

        UsdOrdersRepo.Deal memory input;

        input.from = msg.sender;
        input.buyer = uint40(caller);
        input.groupRep = investor.groupRep;
        input.classOfShare = uint16(classOfShare);
        input.paid = uint64(paid);
        input.price = uint32(price);
        input.consideration = uint128(paid * price);

        auth.from = input.from;
        auth.value = input.consideration / 100;
        _placeBuyOrder(_gk, auth, input, execHours);
    }

    function placeMarketBuyOrder(
        ICashier.TransferAuth memory auth,
        uint classOfShare, uint paid, uint execHours
    ) external whenNotPaused {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        InvestorsRepo.Investor memory investor =
            _gk.getROI().getInvestor(caller);

        if (investor.state != uint8(InvestorsRepo.StateOfInvestor.Approved)) {
            revert LOOK_WrongParty(bytes32("LOOK_NotQualifiedInvestor"));
        }

        if (auth.value == 0) {
            revert LOOK_WrongInput(bytes32("LOOK_ZeroMargin"));
        }

        if (!_gk.getSHA().isSigner(caller)) {
            revert LOOK_WrongParty(bytes32("LOOK_NotSignerOfSHA"));
        }

        UsdOrdersRepo.Deal memory input;

        input.from = msg.sender;
        input.buyer = uint40(caller);
        input.groupRep = investor.groupRep;
        input.classOfShare = uint16(classOfShare);
        input.paid = uint64(paid);
        input.consideration = uint128(auth.value * 100);

        auth.from = input.from;

        _placeBuyOrder(_gk, auth, input, execHours);
    }

    function withdrawBuyOrder(
        uint classOfShare,
        uint seqOfOrder
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        IListOfOrders _loo = _gk.getLOO();

        GoldChain.Order memory order =
            _loo.getOrder(classOfShare, seqOfOrder, false);

        if (order.node.issuer != caller) {
            revert LOOK_WrongParty(bytes32("LOOK_NotBuyer"));
        }

        order = _loo.withdrawOrder(classOfShare, seqOfOrder, false);

        _restoreOrder(_gk, order);
    }

    // ==== Place Buy & Sell Orders ====

    function _placeSellOrder(
        address _gk,
        UsdOrdersRepo.Deal memory input,
        uint execHours
    ) private {
        (
            UsdOrdersRepo.Deal[] memory deals,
            uint lenOfDeals,
            GoldChain.Order[] memory expired,
            uint lenOfExpired,
            UsdOrdersRepo.Deal memory offer
        ) = _gk.getLOO().placeSellOrder(input, execHours);

        if (lenOfDeals > 0) {
            _closeDeals(_gk, deals, lenOfDeals, true);
        }
        if (lenOfExpired > 0) {
            _restoreExpiredOrders(_gk, expired, lenOfExpired);
        }
        if (offer.price == 0 && offer.paid > 0) {
            GoldChain.Order memory balance;
            balance.data.classOfShare = offer.classOfShare;
            balance.data.seqOfShare = offer.seqOfShare;
            balance.data.pubKey = offer.to;
            balance.node.paid = offer.paid;
            _restoreOrder(_gk, balance);
        }
    }

    function _placeBuyOrder(
        address _gk,
        ICashier.TransferAuth memory auth,
        UsdOrdersRepo.Deal memory input,
        uint execHours
    ) private {
        ICashier _cashier = _gk.getCashier();

        _cashier.custodyUsd(
            auth,
            bytes32("CustodyValueOfBid")
        );

        (
            UsdOrdersRepo.Deal[] memory deals,
            uint lenOfDeals,
            GoldChain.Order[] memory expired,
            uint lenOfExpired,
            UsdOrdersRepo.Deal memory bid
        ) = _gk.getLOO().placeBuyOrder(input, execHours);

        if (lenOfDeals > 0) {
            _closeDeals(_gk, deals, lenOfDeals, false);
        }
        if (lenOfExpired > 0) {
            _restoreExpiredOrders(_gk, expired, lenOfExpired);
        }
        if (bid.paid == 0 && bid.consideration > 0) {
            _cashier.releaseUsd(
                bid.from,
                bid.from,
                _eightToSix(bid.consideration),
                bytes32("RefundBalanceOfBidOrder")
            );
        }
    }

    // ==== Settle & Restore Orders ====

    function _closeDeals(
        address _gk,
        UsdOrdersRepo.Deal[] memory deals,
        uint len,
        bool isOffer
    ) private {
        ICashier _cashier = _gk.getCashier();
        IRegisterOfShares _ros = _gk.getROS();
        IRegisterOfMembers _rom = _gk.getROM();

        while (len > 0) {
            UsdOrdersRepo.Deal memory deal = deals[len - 1];
            len--;

            if (deal.seqOfShare > 0) {
                if (!_ros.notLocked(deal.seqOfShare, block.timestamp)) {
                    continue;
                }

                if (isOffer) {
                    _cashier.releaseUsd(
                        deal.from,
                        deal.to,
                        _eightToSix(deal.consideration),
                        bytes32("CloseOfferAgainstBid")
                    );
                } else {
                    _cashier.releaseUsd(
                        deal.from,
                        deal.to,
                        _eightToSix(deal.consideration),
                        bytes32("CloseBidAgainstOffer")
                    );
                }

                _ros.increaseCleanPaid(deal.seqOfShare, deal.paid);
                _ros.transferShare(
                    deal.seqOfShare,
                    deal.paid,
                    deal.paid,
                    deal.buyer,
                    deal.price,
                    0
                );
            } else {
                if (isOffer) {
                    _cashier.releaseUsd(
                        deal.from,
                        address(_cashier),
                        _eightToSix(deal.consideration),
                        bytes32("CloseInitOfferAgainstBid")
                    );
                } else {
                    _cashier.releaseUsd(
                        deal.from,
                        address(_cashier),
                        _eightToSix(deal.consideration),
                        bytes32("CloseBidAgainstInitOffer")
                    );
                }

                SharesRepo.Share memory share;
                share.head = SharesRepo.Head({
                    class: deal.classOfShare,
                    seqOfShare: 0,
                    preSeq: 0,
                    issueDate: 0,
                    shareholder: deal.buyer,
                    priceOfPaid: deal.price,
                    priceOfPar: 0,
                    votingWeight: deal.votingWeight,
                    argu: 0
                });

                share.body = SharesRepo.Body({
                    payInDeadline: uint48(block.timestamp + 86400),
                    paid: deal.paid,
                    par: deal.paid,
                    cleanPaid: deal.paid,
                    distrWeight: deal.distrWeight
                });

                _ros.addShare(share);
            }

            if (deal.groupRep != deal.buyer &&
                deal.groupRep != _rom.groupRep(deal.buyer)) {
                _rom.addMemberToGroup(deal.buyer, deal.groupRep);
            }
        }
    }

    function _eightToSix(uint amt) private pure returns(uint) {
        return amt / 100;
    }

    function _restoreExpiredOrders(
        address _gk,
        GoldChain.Order[] memory orders,
        uint len
    ) private {
        while (len > 0) {
            _restoreOrder(_gk, orders[len - 1]);
            len--;
        }
    }

    function _restoreOrder(
        address _gk,
        GoldChain.Order memory order
    ) private {
        if (order.node.isOffer) {
            IRegisterOfShares _ros = _gk.getROS();
            if (order.data.seqOfShare > 0) {
                _ros.increaseCleanPaid(order.data.seqOfShare, order.node.paid);
            } else {
                _ros.increaseEquityOfClass(false, order.data.classOfShare, 0, 0, order.node.paid);
            }
        } else {
            _gk.getCashier().releaseUsd(
                order.data.pubKey,
                order.data.pubKey,
                _eightToSix(order.data.margin),
                bytes32("RefundValueOfBidOrder")
            );
        }
    }

}

Contents

ROAKeeper.sol

contracts/comps/keepers/ROAKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/books/RulesParser.sol";
import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";
import "../../lib/books/DocsRepo.sol";

import "./IROAKeeper.sol";

contract ROAKeeper is IROAKeeper {
    using RulesParser for bytes32;
    using InterfacesHub for address;
    using RoyaltyCharge for address;
    using DocsRepo for DocsRepo.Head;

    // uint32(uint(keccak256("ROAKeeper")));
    uint public constant TYPE_OF_DOC = 0x7eaeb1a4;
    uint public constant VERSION = 1;

    // ###############
    // ##   Error   ##
    // ###############

    error ROAK_WrongParty(bytes32 reason);

    error ROAK_WrongState(bytes32 reason);

    error ROAK_ShareLocked(bytes32 reason);

    // ==== Create IA ====

    function createIA(uint version) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        if (!_gk.getROM().isMember(caller))
            revert ROAK_WrongParty(bytes32("ROAK_NotMember"));

        DocsRepo.Doc memory doc = _gk.getRCByGK().cloneDoc(
            uint32(uint(keccak256("InvestmentAgreement"))),
            version
        );

        IAccessControl(doc.body).initKeepers(
            _gk, _gk
        );

        _gk.getROA().regFile(DocsRepo.codifyHead(doc.head), doc.body);

        IOwnable(doc.body).setNewOwner(msg.sender);
    }

    // ======== Circulate IA ========

    function circulateIA(
        address ia,
        bytes32 docUrl,
        bytes32 docHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        if (!ISigPage(ia).isParty(caller)) {
            revert ROAK_WrongParty(bytes32("ROAK_NotPartyOfIA"));
        }

        if (!IDraftControl(ia).isFinalized()) {
            revert ROAK_WrongState(bytes32("ROAK_IANotFinalized"));
        }

        IInvestmentAgreement _ia = IInvestmentAgreement(ia);

        _ia.circulateDoc();
        uint16 signingDays = _ia.getSigningDays();
        uint16 closingDays = _ia.getClosingDays();

        RulesParser.VotingRule memory vr =
            _gk.getSHA().getRule(_ia.getTypeOfIA()).votingRuleParser();

        _ia.setTiming(false, signingDays + vr.frExecDays + vr.dtExecDays + vr.dtConfirmDays, closingDays);

        _gk.getROA().circulateFile(ia, signingDays, closingDays, vr, docUrl, docHash);
    }

    // ======== Sign IA ========

    function signIA(
        address ia,
        bytes32 sigHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        if (!ISigPage(ia).isParty(caller)) {
            revert ROAK_WrongParty(bytes32("ROAK_NotPartyOfIA"));
        }

        IRegisterOfAgreements _roa = _gk.getROA();

        if (
            _roa.getHeadOfFile(ia).state != uint8(FilesRepo.StateOfFile.Circulated)
        ) {
            revert ROAK_WrongState(bytes32("ROAK_IaNotCirculated"));
        }

        _lockDealsOfParty(_gk, ia, caller);

        ISigPage(ia).signDoc(true, caller, sigHash);

    }

    function _lockDealsOfParty(address _gk, address ia, uint256 caller) private {

        uint[] memory list = IInvestmentAgreement(ia).getSeqList();
        uint256 len = list.length;

        while (len > 0) {
            uint seq = list[len - 1];
            len--;

            DealsRepo.Deal memory deal =
                IInvestmentAgreement(ia).getDeal(seq);

            if (deal.head.seller == caller) {

                if (IInvestmentAgreement(ia).lockDealSubject(seq)) {
                    _gk.getROS().decreaseCleanPaid(deal.head.seqOfShare, deal.body.paid);
                }

            } else if (deal.body.buyer == caller) {

                _buyerIsVerified(_gk, deal.body.buyer);

                if (deal.head.typeOfDeal ==
                   uint8(DealsRepo.TypeOfDeal.CapitalIncrease)) {
                    IInvestmentAgreement(ia).lockDealSubject(seq);
                }

            }
        }
    }

    function _buyerIsVerified(address _gk, uint buyer) private view {
        if (
            _gk.getROI().getInvestor(buyer).state !=
            uint8(InvestorsRepo.StateOfInvestor.Approved)
        ) revert ROAK_WrongParty(bytes32("ROAK_BuyerNotVerified"));

        if (!_gk.getSHA().isSigner(buyer))
            revert ROAK_WrongParty(bytes32("ROAK_BuyerNotSignerOfSHA"));
    }

    // ======== Deal Closing ========

    function pushToCoffer(
        address ia,
        uint256 seqOfDeal,
        bytes32 hashLock,
        uint closingDeadline
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        IInvestmentAgreement _ia = IInvestmentAgreement(ia);

        DealsRepo.Deal memory deal = _ia.getDeal(seqOfDeal);

        bool isST = (deal.head.seqOfShare != 0);

        if (isST) {
            if (deal.head.seller != caller)
                revert ROAK_WrongParty(bytes32("ROAK_CallerNotSeller"));
            if (!_lockUpCheck(_gk, ia, deal, closingDeadline))
                revert ROAK_ShareLocked(bytes32("ROAK_TargetShareLocked"));
        } else {
            if (
                !_gk.getROD().isDirector(caller) &&
                _gk.getROM().controllor() != caller
            ) revert ROAK_WrongParty(bytes32("ROAK_NotDirectorOrControllor"));
        }

        _vrAndSHACheck(_gk, _ia);

        _ia.clearDealCP(seqOfDeal, hashLock, closingDeadline);
    }

    function _vrAndSHACheck(address _gk, IInvestmentAgreement _ia) private view {
        IMeetingMinutes _bmm = _gk.getBMM();
        IMeetingMinutes _gmm = _gk.getGMM();
        IRegisterOfAgreements _roa = _gk.getROA();

        if (_roa.getHeadOfFile(address(_ia)).state != uint8(FilesRepo.StateOfFile.Approved)) {
            revert ROAK_WrongState(bytes32("ROAK_IaNotApproved"));
        }

        uint256 typeOfIA = _ia.getTypeOfIA();

        IShareholdersAgreement _sha = _gk.getSHA();

        RulesParser.VotingRule memory vr =
            _sha.getRule(typeOfIA).votingRuleParser();

        uint seqOfMotion = _roa.getHeadOfFile(address(_ia)).seqOfMotion;

        if (vr.amountRatio > 0 || vr.headRatio > 0) {
            if (vr.authority == 1) {
                if (!_gmm.isPassed(seqOfMotion)) {
                    revert ROAK_WrongState(bytes32("ROAK_GMMNotApproved"));
                }
            } else if (vr.authority == 2) {
                if (!_bmm.isPassed(seqOfMotion)) {
                    revert ROAK_WrongState(bytes32("ROAK_BMMNotApproved"));
                }
            }
        }
    }

    // ==== Close Deal ====

    function closeDeal(
        address ia,
        uint256 seqOfDeal,
        string memory hashKey
    ) external {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        IInvestmentAgreement _ia = IInvestmentAgreement(ia);

        DealsRepo.Deal memory deal = _ia.getDeal(seqOfDeal);

        if (_ia.closeDeal(deal.head.seqOfDeal, hashKey))
            address(this).getROA().execFile(ia);

        _closeDeal(_gk, _ia, deal);
    }

    function _closeDeal(
        address _gk,
        IInvestmentAgreement _ia,
        DealsRepo.Deal memory deal
    ) private {
        if (deal.head.seqOfShare > 0) {
            _shareTransfer(_gk, _ia, deal.head.seqOfDeal);
        } else {
            _issueNewShare(_gk, _ia, deal.head.seqOfDeal);
        }
    }

    function _shareTransfer(address _gk, IInvestmentAgreement _ia, uint256 seqOfDeal) private {
        IRegisterOfShares _ros = _gk.getROS();
        IRegisterOfMembers _rom = _gk.getROM();

        DealsRepo.Deal memory deal = _ia.getDeal(seqOfDeal);

        _buyerIsVerified(_gk, deal.body.buyer);

        if (!_lockUpCheck(_gk, address(_ia), deal, block.timestamp)) {
            revert ROAK_ShareLocked(bytes32("ROAK_TargetShareLocked"));
        }

        if (!_checkAlong(_ia, seqOfDeal)) {
            revert ROAK_WrongState(bytes32("ROAK_AlongDealOpen"));
        }

        _ros.increaseCleanPaid(deal.head.seqOfShare, deal.body.paid);
        _ros.transferShare(deal.head.seqOfShare, deal.body.paid, deal.body.par,
            deal.body.buyer, deal.head.priceOfPaid, deal.head.priceOfPar);

        if (deal.body.buyer != deal.body.groupOfBuyer &&
            deal.body.groupOfBuyer != _rom.groupRep(deal.body.buyer))
                _rom.addMemberToGroup(deal.body.buyer, deal.body.groupOfBuyer);
    }

    function _lockUpCheck(
        address _gk,
        address _ia,
        DealsRepo.Deal memory deal,
        uint closingDate
    ) private view returns(bool) {

        IShareholdersAgreement _sha = _gk.getSHA();

        if (!_sha.hasTitle(uint8(IShareholdersAgreement.TitleOfTerm.LockUp))) {
            return true;
        }

        address lu = _sha.getTerm(uint8(IShareholdersAgreement.TitleOfTerm.LockUp));

        if (closingDate > 0) {
            deal.head.closingDeadline = uint48(closingDate);
        }

        if (!ILockUp(lu).isTriggered(deal)) {
            return true;
        } else if (ILockUp(lu).isExempted(_ia, deal)) {
            return true;
        }

        return false;
    }

    function _checkAlong(IInvestmentAgreement _ia, uint seqOfDeal) private view returns(bool) {
        uint[] memory seqList = _ia.getSeqList();
        uint len = seqList.length;
        while (len > 0) {
            DealsRepo.Deal memory deal = _ia.getDeal(seqList[len - 1]);
            if ((deal.head.typeOfDeal == uint8(DealsRepo.TypeOfDeal.TagAlong) ||
                deal.head.typeOfDeal == uint8(DealsRepo.TypeOfDeal.DragAlong)) &&
                deal.head.preSeq == uint16(seqOfDeal) &&
                deal.body.state != uint8(DealsRepo.StateOfDeal.Closed))
            {
                return false;
            }
            len--;
        }
        return true;
    }

    // ==== Issue New Share ====

    function issueNewShare(address ia, uint256 seqOfDeal) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        IInvestmentAgreement _ia = IInvestmentAgreement(ia);

        if(
            !_gk.getROD().isDirector(caller) &&
            _gk.getROM().controllor() != caller
        ) revert ROAK_WrongParty(bytes32("ROAK_NotDirectorOrControllor"));

        _vrAndSHACheck(_gk, _ia);

        if (_ia.directCloseDeal(seqOfDeal)) _gk.getROA().execFile(ia);

        _issueNewShare(_gk, _ia, seqOfDeal);
    }

    function _issueNewShare(address _gk, IInvestmentAgreement _ia, uint seqOfDeal) private {
        IRegisterOfShares _ros = _gk.getROS();
        IRegisterOfMembers _rom = _gk.getROM();

        DealsRepo.Deal memory deal = _ia.getDeal(seqOfDeal);

        _buyerIsVerified(_gk, deal.body.buyer);

        SharesRepo.Share memory share;

        share.head = SharesRepo.Head({
            seqOfShare: 0,
            preSeq: 0,
            class: deal.head.classOfShare,
            issueDate: uint48(block.timestamp),
            shareholder: deal.body.buyer,
            priceOfPaid: deal.head.priceOfPaid,
            priceOfPar: deal.head.priceOfPar,
            votingWeight: deal.head.votingWeight,
            argu: 0
        });

        share.body = SharesRepo.Body({
            payInDeadline: uint48(block.timestamp) + 43200,
            paid: deal.body.paid,
            par: deal.body.par,
            cleanPaid: deal.body.paid,
            distrWeight: deal.body.distrWeight
        });

        _ros.addShare(share);

        if (deal.body.buyer != deal.body.groupOfBuyer &&
            deal.body.groupOfBuyer != _rom.groupRep(deal.body.buyer))
                _rom.addMemberToGroup(deal.body.buyer, deal.body.groupOfBuyer);
    }

    // ==== Transfer Target Share ====

    function transferTargetShare(
        address ia,
        uint256 seqOfDeal
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        IInvestmentAgreement _ia = IInvestmentAgreement(ia);

        if (caller != _ia.getDeal(seqOfDeal).head.seller)
            revert ROAK_WrongParty(bytes32("ROAK_NotSeller"));

        _vrAndSHACheck(_gk, _ia);

        if (_ia.directCloseDeal(seqOfDeal))
            _gk.getROA().execFile(ia);

        _shareTransfer(_gk, _ia, seqOfDeal);
    }

    // ==== Terminate Deal ====

    function terminateDeal(
        address ia,
        uint256 seqOfDeal
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        IRegisterOfAgreements _roa = _gk.getROA();

        DealsRepo.Deal memory deal = IInvestmentAgreement(ia).getDeal(seqOfDeal);

        if (caller != deal.head.seller)
            revert ROAK_WrongParty(bytes32("ROAK_NotSeller"));

        IInvestmentAgreement _ia = IInvestmentAgreement(ia);

        uint8 state = _roa.getHeadOfFile(ia).state;

        if ((state < uint8(FilesRepo.StateOfFile.Proposed) &&
                block.timestamp >= _roa.terminateStartpoint(ia)) ||
            (state == uint8(FilesRepo.StateOfFile.Rejected)) ||
            (state == uint8(FilesRepo.StateOfFile.Approved) &&
                block.timestamp >= _ia.getDeal(seqOfDeal).head.closingDeadline)
        ) {
            if (_ia.terminateDeal(seqOfDeal))
                _roa.terminateFile(ia);
            if (_ia.releaseDealSubject(seqOfDeal))
                _gk.getROS().increaseCleanPaid(deal.head.seqOfShare, deal.body.paid);
        } else revert ROAK_WrongState(bytes32("ROAK_IaNotTerminatable"));
    }

    // ==== Pay Off Approved Deal ====

    function payOffApprovedDeal(
        ICashier.TransferAuth memory auth, address ia,
        uint seqOfDeal, address to
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        ICashier _cashier = _gk.getCashier();

        DealsRepo.Deal memory deal = IInvestmentAgreement(ia).getDeal(seqOfDeal);

        auth.value = (deal.body.paid * deal.head.priceOfPaid +
            (deal.body.par - deal.body.paid) * deal.head.priceOfPar) / 100;
        auth.from = msg.sender;

        if (deal.head.seqOfShare > 0) {
            if (deal.head.seller !=
                to.msgSender(TYPE_OF_DOC, VERSION, 58000))
                revert ROAK_WrongParty(bytes32("ROAK_PayeeNotSeller"));

            // remark: PayOffShareTransferDeal
            _cashier.forwardUsd(
                auth, to,
                bytes32(0x5061794f666653686172655472616e736665724465616c000000000000000000)
            );
        } else {
            if (address(_cashier) != to)
                revert ROAK_WrongParty(bytes32("ROAK_PayeeNotCashier"));

            // remark: PayOffCapIncreaseDeal
            ICashier(_cashier).forwardUsd(
                auth, to,
                bytes32(0x5061794f6666436170496e6372656173654465616c0000000000000000000000)
            );
        }

        _payOffApprovedDeal(_gk, ia, seqOfDeal, auth.value, caller);
    }

    function _payOffApprovedDeal(
        address _gk,
        address ia,
        uint seqOfDeal,
        uint valueOfDeal,
        uint caller
    ) private {
        IInvestmentAgreement _ia = IInvestmentAgreement(ia);
        DealsRepo.Deal memory deal = _ia.getDeal(seqOfDeal);

        _vrAndSHACheck(_gk, _ia);

        if (_ia.payOffApprovedDeal(seqOfDeal, valueOfDeal, caller))
            _gk.getROA().execFile(ia);

        _closeDeal(_gk, _ia, deal);
    }

}

Contents

ROCKeeper.sol

contracts/comps/keepers/ROCKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/books/RulesParser.sol";
import "../../lib/utils/ArrayUtils.sol";
import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";
import "../../lib/books/OfficersRepo.sol";
import "../../lib/books/DocsRepo.sol";

import "./IROCKeeper.sol";

contract ROCKeeper is IROCKeeper {
    using RulesParser for bytes32;
    using DocsRepo for DocsRepo.Head;
    using ArrayUtils for uint[];
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("ROCKeeper")));
    uint public constant TYPE_OF_DOC = 0x4c9c9582;
    uint public constant VERSION = 1;

    // #############
    // ##  Error  ##
    // #############

    // ==== Functions ====

    function createSHA(uint version) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if (!_gk.getROM().isMember(caller)) {
            revert ROCK_WrongParty(bytes32("ROCK_NotMember"));
        }

        DocsRepo.Doc memory doc = _gk.getRCByGK().cloneDoc(
            // uint32(uint(keccak256("ShareholdersAgreement")))
            0x8c5a073d, version
        );

        IAccessControl(doc.body).initKeepers(
            _gk, _gk
        );

        IShareholdersAgreement(doc.body).initDefaultRules();

        _gk.getROC().regFile(DocsRepo.codifyHead(doc.head), doc.body);

        IOwnable(doc.body).setNewOwner(msg.sender);
    }

    function circulateSHA(
        address sha,
        bytes32 docUrl,
        bytes32 docHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if (!ISigPage(sha).isParty(caller)) {
            revert ROCK_WrongParty(bytes32("ROCK_NotPartyOfSha"));
        }

        if (!IDraftControl(sha).isFinalized()) {
            revert ROCK_WrongState(bytes32("ROCK_ShaNotFinalized"));
        }

        IShareholdersAgreement _sha = IShareholdersAgreement(sha);

        _sha.circulateDoc();

        uint16 signingDays = _sha.getSigningDays();
        uint16 closingDays = _sha.getClosingDays();

        RulesParser.VotingRule memory vr = address(_gk.getSHA()) == address(0)
            ? _sha.getRule(8).votingRuleParser()
            : _gk.getSHA().getRule(8).votingRuleParser();

        _gk.getROC().circulateFile(sha, signingDays, closingDays, vr, docUrl, docHash);
    }

    // ======== Sign SHA ========

    function signSHA(
        address sha,
        bytes32 sigHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if (!ISigPage(sha).isParty(caller)) {
            revert ROCK_WrongParty(bytes32("ROCK_NotPartyOfSha"));
        }

        if (
            _gk.getROC().getHeadOfFile(sha).state !=
            uint8(FilesRepo.StateOfFile.Circulated)
        ) revert ROCK_WrongState(bytes32("ROCK_ShaNotCirculated"));

        ISigPage(sha).signDoc(true, caller, sigHash);
    }

    // ==== Activate SHA ====

    function activateSHA(address sha) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        if (!ISigPage(sha).isParty(caller)) {
            revert ROCK_WrongParty(bytes32("ROCK_NotPartyOfSha"));
        }

        IRegisterOfConstitution _roc = _gk.getROC();
        IRegisterOfMembers _rom = _gk.getROM();

        if (sha == address(0)) {
            revert ROCK_WrongInput(bytes32("ROCK_ZeroAddr"));
        }

        IShareholdersAgreement _sha = IShareholdersAgreement(sha);

        uint seqOfMotion = _roc.getHeadOfFile(sha).seqOfMotion;

        if (seqOfMotion > 0) {
            _gk.getGMM().execResolution(
                seqOfMotion,
                uint(uint160(sha)),
                caller
            );
            _roc.execFile(sha);
        } else if (_membersAllSigned(_rom, _sha)) {
            _roc.setStateOfFile(sha, uint8(FilesRepo.StateOfFile.Closed));
        }

        _roc.changePointer(sha);

        RulesParser.GovernanceRule memory gr =
            _sha.getRule(0).governanceRuleParser();

        if (_rom.maxQtyOfMembers() != gr.maxQtyOfMembers)
            _rom.setMaxQtyOfMembers(gr.maxQtyOfMembers);

        _rom.setVoteBase(gr.basedOnPar);

        if (_rom.minVoteRatioOnChain() != gr.minVoteRatioOnChain)
            _rom.setMinVoteRatioOnChain(gr.minVoteRatioOnChain);

        if (_sha.hasTitle(uint8(IShareholdersAgreement.TitleOfTerm.Options)))
            _regOptionTerms(_sha);

        _updatePositionSetting(_sha);
        _updateGrouping(_sha);
    }

    function _membersAllSigned(
        IRegisterOfMembers _rom,
        IShareholdersAgreement _sha
    ) view private returns (bool) {
        uint[] memory members = _rom.membersList();
        uint[] memory parties = _sha.getParties();

        if (parties.length == 0 || parties.length != members.length) {
            return false;
        }

        return members.fullyCoveredBy(parties);
    }

    function _regOptionTerms(IShareholdersAgreement _sha) private {
        address opts = _sha.getTerm(uint8(IShareholdersAgreement.TitleOfTerm.Options));
        address(this).getROO().regOptionTerms(opts);
    }

    function _updatePositionSetting(IShareholdersAgreement _sha) private {
        IRegisterOfDirectors _rod = address(this).getROD();

        uint256 len = _sha.getRule(256).positionAllocateRuleParser().qtyOfSubRule;
        uint256 i;
        while (i < len) {
            RulesParser.PositionAllocateRule memory rule =
                _sha.getRule(256+i).positionAllocateRuleParser();

            if (rule.removePos) {
                _rod.removePosition(rule.seqOfPos);
            } else {
                OfficersRepo.Position memory pos = _rod.getPosition(rule.seqOfPos);
                pos = OfficersRepo.Position({
                    title: rule.titleOfPos,
                    seqOfPos: rule.seqOfPos,
                    acct: pos.acct,
                    nominator: rule.nominator,
                    startDate: pos.startDate,
                    endDate: rule.endDate,
                    seqOfVR: rule.seqOfVR,
                    titleOfNominator: rule.titleOfNominator,
                    argu: rule.argu
                });

                _rod.updatePosition(pos);
            }

            i++;
        }
    }

    function _updateGrouping(IShareholdersAgreement _sha) private {
        IRegisterOfMembers _rom = address(this).getROM();

        uint256 len = _sha.getRule(768).groupUpdateOrderParser().qtyOfSubRule;
        uint256 i;

        while (i < len) {
            RulesParser.GroupUpdateOrder memory order =
                _sha.getRule(768+i).groupUpdateOrderParser();

            uint256 j;
            if (order.addMember) {
                while (j < 4) {
                    if (order.members[j] > 0)
                        _rom.addMemberToGroup(order.members[j], order.groupRep);
                    j++;
                }
            } else {
                while (j < 4) {
                    if (order.members[j] > 0)
                        _rom.removeMemberFromGroup(order.members[j]);
                    j++;
                }
            }

            i++;
        }
    }

    // ==== Accept SHA ====

    function acceptSHA(bytes32 sigHash) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        IShareholdersAgreement _sha = _gk.getSHA();
        _sha.addBlank(false, true, 1, caller);
        _sha.signDoc(false, caller, sigHash);
    }
}

Contents

RODKeeper.sol

contracts/comps/keepers/RODKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/utils/RoyaltyCharge.sol";

import "./IRODKeeper.sol";

contract RODKeeper is IRODKeeper {
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("RODKeeper")));
    uint public constant TYPE_OF_DOC = 0x4218a169;
    uint public constant VERSION = 1;

    // ==== Directors ====

    function takeSeat(uint256 seqOfMotion, uint256 seqOfPos) external  {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        IMeetingMinutes _gmm = _gk.getGMM();

        if (_gmm.getMotion(seqOfMotion).head.typeOfMotion !=
            uint8(MotionsRepo.TypeOfMotion.ElectOfficer)) {
            revert RODK_WrongTypeOfMotion(bytes32("RODK_NotElectOfficer"));
        }

        _gmm.execResolution(seqOfMotion, seqOfPos, caller);
        _gk.getROD().takePosition(seqOfPos, caller);
    }

    function removeDirector (uint256 seqOfMotion, uint256 seqOfPos) external  {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        IMeetingMinutes _gmm = _gk.getGMM();

        if (_gmm.getMotion(seqOfMotion).head.typeOfMotion !=
            uint8(MotionsRepo.TypeOfMotion.RemoveOfficer)) {
            revert RODK_WrongTypeOfMotion(bytes32("RODK_NotRemoveOfficer"));
        }

        _gmm.execResolution(seqOfMotion, seqOfPos, caller);
        _gk.getROD().removeOfficer(seqOfPos);
    }

    // ==== Officers ====

    function takePosition(uint256 seqOfMotion, uint256 seqOfPos) external  {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        IMeetingMinutes _bmm = _gk.getBMM();

        if (_bmm.getMotion(seqOfMotion).head.typeOfMotion !=
            uint8(MotionsRepo.TypeOfMotion.ElectOfficer)) {
            revert RODK_WrongTypeOfMotion(bytes32("RODK_NotElectOfficer"));
        }

        _bmm.execResolution(seqOfMotion, seqOfPos, caller);
        _gk.getROD().takePosition(seqOfPos, caller);
    }

    function removeOfficer (uint256 seqOfMotion, uint256 seqOfPos) external  {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        IMeetingMinutes _bmm = _gk.getBMM();

        if (_bmm.getMotion(seqOfMotion).head.typeOfMotion !=
            uint8(MotionsRepo.TypeOfMotion.RemoveOfficer)) {
            revert RODK_WrongTypeOfMotion(bytes32("RODK_NotRemoveOfficer"));
        }

        _bmm.execResolution(seqOfMotion, seqOfPos, caller);
        _gk.getROD().removeOfficer(seqOfPos);
    }

    // ==== Quit ====

    function quitPosition(uint256 seqOfPos) external  {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);
        _gk.getROD().quitPosition(seqOfPos, caller);
    }

}

Contents

ROIKeeper.sol

contracts/comps/keepers/ROIKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/books/RulesParser.sol";
import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";
import "../../openzeppelin/utils/Address.sol";

import "./IROIKeeper.sol";

contract ROIKeeper is IROIKeeper {
    using RulesParser for bytes32;
    using InterfacesHub for address;
    using RoyaltyCharge for address;
    using Address for address;

    // uint32(uint(keccak256("ROIKeeper")));
    uint public constant TYPE_OF_DOC = 0xd042852b;
    uint public constant VERSION = 1;

    // ######################
    // ##   Error & Event  ##
    // ######################

    // ==== Pause LOO ====

    function _checkVerifierLicense(address _gk, uint seqOfLR, uint caller) private view {
        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();
        if(!_gk.getROD().hasTitle(caller, lr.titleOfVerifier)) {
            revert ROIK_WrongParty(bytes32("ROIK_NoRightOfVerify"));
        }
    }

    function _checkEnforcerLicense(address _gk, uint seqOfLR, uint caller) private view {
        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();
        if(!_gk.getROD().hasTitle(caller, lr.para)) {
            revert ROIK_WrongParty(bytes32("ROIK_NoRightOfEnforce"));
        }
    }

    function pause(uint seqOfLR) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _checkEnforcerLicense(_gk, seqOfLR, caller);

        _gk.getROI().pause(caller);
    }

    function unPause(uint seqOfLR) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _checkEnforcerLicense(_gk, seqOfLR, caller);
        _gk.getROI().unPause(caller);
    }

    // ==== Freeze Share ====

    function freezeShare(
        uint seqOfLR, uint seqOfShare, uint paid,
        bytes32 hashOrder
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        _checkEnforcerLicense(_gk, seqOfLR, caller);

        IRegisterOfShares _ros = _gk.getROS();
        _ros.decreaseCleanPaid(seqOfShare, paid);
        uint shareholder = _ros.getShare(seqOfShare).head.shareholder;
        _gk.getROI().freezeShare(shareholder, seqOfShare, paid, caller, hashOrder);
    }

    function unfreezeShare(
        uint seqOfLR, uint seqOfShare, uint paid,
        bytes32 hashOrder
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        _checkEnforcerLicense(_gk, seqOfLR, caller);

        IRegisterOfShares _ros = _gk.getROS();
        _ros.increaseCleanPaid(seqOfShare, paid);
        uint shareholder = _ros.getShare(seqOfShare).head.shareholder;
        _gk.getROI().unfreezeShare(shareholder, seqOfShare, paid, caller, hashOrder);
    }

    function forceTransfer(
        uint seqOfLR, uint seqOfShare, uint paid,
        address addrTo, bytes32 hashOrder
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _checkEnforcerLicense(_gk, seqOfLR, caller);

        IRegisterOfInvestors _roi = _gk.getROI();
        uint to = addrTo.msgSender(TYPE_OF_DOC, VERSION, 88000);

        if(!_roi.isInvestor(to)) {
            revert ROIK_WrongParty(bytes32("ROIK_NotInvestor"));
        }

        IRegisterOfShares _ros = _gk.getROS();
        SharesRepo.Share memory share = _ros.getShare(seqOfShare);
        _ros.increaseCleanPaid(seqOfShare, paid);

        _roi.forceTransfer(share.head.shareholder, seqOfShare, paid, caller, hashOrder);
        _ros.transferShare(seqOfShare, paid, paid, to, share.head.priceOfPaid, share.head.priceOfPar);
    }
    // ==== Investor ====

    function regInvestor(
        address bKey, uint groupRep, bytes32 idHash
    ) external {

        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        // address _rc = _gk.getRCByGK();

        if(msg.sender == bKey)
            revert ROIK_WrongInput(bytes32("ROIK_SameKey"));

        if(caller != bKey.msgSender(TYPE_OF_DOC, VERSION, 18000)) {
            revert ROIK_WrongInput(bytes32("ROIK_WrongBackupKey"));
        }

        if (msg.sender.isContract()) {
            // uint32(uint(keccak256("GeneralKeeper"))
            if(_gk.getRCByGK().getHeadByBody(msg.sender).typeOfDoc != 0x25586efd)
                revert ROIK_WrongParty(bytes32("ROIK_COAApplicantNotGK"));
        }

        if (bKey.isContract()) {
            if(_gk.getRCByGK().getHeadByBody(bKey).typeOfDoc != 0x25586efd)
                revert ROIK_WrongParty(bytes32("ROIK_COABackupKeyNotGK"));
        }

        _gk.getROI().regInvestor(caller, groupRep, idHash);
    }

    function approveInvestor(
        uint userNo,
        uint seqOfLR
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _checkVerifierLicense(_gk, seqOfLR, caller);

        IRegisterOfInvestors _roi = _gk.getROI();

        RulesParser.ListingRule memory lr =
            _gk.getSHA().getRule(seqOfLR).listingRuleParser();

        if(lr.maxQtyOfInvestors != 0 &&
            _roi.getQtyOfInvestors() >= lr.maxQtyOfInvestors
        ) {
            revert ROIK_WrongState(bytes32("ROIK_NoQuotaOfInvestors"));
        }

        _roi.approveInvestor(userNo, caller);
    }

    function revokeInvestor(
        uint userNo,
        uint seqOfLR
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _checkVerifierLicense(_gk, seqOfLR, caller);

        _gk.getROI().revokeInvestor(userNo, caller);
    }
}

Contents

ROMKeeper.sol

contracts/comps/keepers/ROMKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";

import "./IROMKeeper.sol";

contract ROMKeeper is IROMKeeper {
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // = uint32(uint(keccak256("ROMKeeper")));
    uint public constant TYPE_OF_DOC = 0xa223ca65;
    uint public constant VERSION = 1;

    modifier onlyDK() {
        if(msg.sender != IAccessControl(address(this)).getDK())
            revert ROMK_WrongAccess(bytes32("ROMK_NotDK"));
        _;
    }

    function setMaxQtyOfMembers(uint max) external onlyDK  {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);
        _gk.getROM().setMaxQtyOfMembers(max);
    }

    function setPayInAmt(
        uint seqOfShare, uint amt, uint expireDate, bytes32 hashLock
    ) external onlyDK  {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _gk.getROS().setPayInAmt(seqOfShare, amt, expireDate, hashLock);
    }

    function requestPaidInCapital(
        bytes32 hashLock, string memory hashKey
    ) external  {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _gk.getROS().requestPaidInCapital(hashLock, hashKey);
    }

    function withdrawPayInAmt(
        bytes32 hashLock, uint seqOfShare
    ) external onlyDK {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _gk.getROS().withdrawPayInAmt(hashLock, seqOfShare);
    }

    function payInCapital(
        ICashier.TransferAuth memory auth,
        uint seqOfShare,
        uint paid
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        IRegisterOfShares _ros = _gk.getROS();
        SharesRepo.Share memory share = _ros.getShare(seqOfShare);

        if(share.head.shareholder != caller)
            revert ROMK_WrongParty(bytes32("ROMK_NotShareholder"));

        auth.from = msg.sender;
        auth.value = share.head.priceOfPaid * paid / 100;

        _gk.getCashier().collectUsd(auth, bytes32("PayInCapital"));

        _ros.payInCapital(seqOfShare, paid);

        emit PayInCapital(seqOfShare, paid, auth.value);
    }

    function decreaseCapital(
        uint seqOfVR, uint256 seqOfShare,
        uint paid, uint par, uint amt,
        uint seqOfMotion
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _gk.getGMM().decreaseCapital(
            seqOfVR, seqOfShare, paid, par, amt, seqOfMotion, caller
        );
        IRegisterOfShares _ros=_gk.getROS();
        uint shareholder = _ros.getShare(seqOfShare).head.shareholder;
        _ros.decreaseCapital(seqOfShare, paid, par);
        _gk.getCashier().depositUsd(shareholder, amt, bytes32("DecreaseCapital"));
    }

    function updatePaidInDeadline(
        uint256 seqOfShare,
        uint line
    ) external onlyDK {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        _gk.getROS().updatePaidInDeadline(seqOfShare, line);
    }

}

Contents

ROOKeeper.sol

contracts/comps/keepers/ROOKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";

import "./IROOKeeper.sol";

contract ROOKeeper is IROOKeeper {
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("ROOKeeper")));
    uint public constant TYPE_OF_DOC = 0x3ac07862;
    uint public constant VERSION = 1;

    function updateOracle(
        uint256 seqOfOpt,
        uint d1,
        uint d2,
        uint d3
    ) external {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if (IAccessControl(_gk).getDK() != msg.sender)
            revert ROOK_WrongAccess(bytes32("ROOK_NotDK"));

        _gk.getROO().updateOracle(seqOfOpt, d1, d2, d3);
    }

    function execOption(uint256 seqOfOpt) external {
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 18000);
        address(this).getROO().execOption(seqOfOpt, caller);
    }

    function createSwap(
        uint256 seqOfOpt,
        uint seqOfTarget,
        uint paidOfTarget,
        uint seqOfPledge
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 36000);

        uint closingDate = _gk.getROO().getOption(seqOfOpt).body.closingDeadline;

        IRegisterOfOptions _roo = _gk.getROO();
        IRegisterOfShares _ros = _gk.getROS();

        if (!_ros.notLocked(seqOfTarget, closingDate))
            revert ROOK_WrongState(bytes32("ROOK_TargetLocked"));

        if (!_ros.notLocked(seqOfPledge, closingDate))
            revert ROOK_WrongState(bytes32("ROOK_PledgeLocked"));

        SwapsRepo.Swap memory swap =
            _roo.createSwap(seqOfOpt, seqOfTarget, paidOfTarget, seqOfPledge, caller);

        _ros.decreaseCleanPaid(swap.seqOfTarget, swap.paidOfTarget);
        if (swap.isPutOpt)
            _ros.decreaseCleanPaid(swap.seqOfPledge, swap.paidOfPledge);
    }

    function payOffSwap(
        ICashier.TransferAuth memory auth,
        uint256 seqOfOpt,
        uint256 seqOfSwap,
        address to
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 40000);

        IRegisterOfShares _ros = _gk.getROS();
        SwapsRepo.Swap memory swap =
            _gk.getROO().getSwap(seqOfOpt, seqOfSwap);

        uint seller = to.msgSender(TYPE_OF_DOC, VERSION, 18000);

        if (seller != _ros.getShare(swap.seqOfTarget).head.shareholder)
            revert ROOK_WrongParty(bytes32("ROOK_WrongPayee"));

        uint valueOfDeal = swap.paidOfTarget * swap.priceOfDeal / 100;

        auth.from = msg.sender;
        auth.value = valueOfDeal;

        // remark: PayOffSwap
        _gk.getCashier().forwardUsd(
            auth,
            to,
            bytes32(0x5061794f66665377617000000000000000000000000000000000000000000000)
        );
        emit PayOffSwap(seqOfOpt, seqOfSwap, msg.sender, to, auth.value);

        _payOffSwap(_gk, seqOfOpt, seqOfSwap, caller);
    }

    function _payOffSwap(
        address _gk, uint seqOfOpt, uint seqOfSwap, uint caller
    ) private {

        IRegisterOfShares _ros = _gk.getROS();

        SwapsRepo.Swap memory swap =
            _gk.getROO().payOffSwap(seqOfOpt, seqOfSwap);

        if (!_ros.notLocked(swap.seqOfTarget, block.timestamp))
            revert ROOK_WrongState(bytes32("ROOK_TargetLocked"));

        uint buyer = _ros.getShare(swap.seqOfPledge).head.shareholder;

        if (caller != buyer)
            revert ROOK_WrongParty(bytes32("ROOK_WrongPayer"));

        _ros.increaseCleanPaid(swap.seqOfTarget, swap.paidOfTarget);
        _ros.transferShare(
            swap.seqOfTarget, swap.paidOfTarget, swap.paidOfTarget,
            buyer, swap.priceOfDeal, swap.priceOfDeal
        );

        if (swap.isPutOpt) {
            _ros.increaseCleanPaid(swap.seqOfPledge, swap.paidOfPledge);
        }
    }

    function terminateSwap(
        uint256 seqOfOpt,
        uint256 seqOfSwap
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        SwapsRepo.Swap memory swap =
            _gk.getROO().terminateSwap(seqOfOpt, seqOfSwap);

        IRegisterOfShares _ros = _gk.getROS();
        uint seller = _ros.getShare(swap.seqOfTarget).head.shareholder;

        if(caller != seller)
            revert ROOK_WrongParty(bytes32("ROOK_NotSeller"));

        if(!_ros.notLocked(swap.seqOfPledge, block.timestamp))
            revert ROOK_WrongState(bytes32("ROOK_PledgeLocked"));

        _ros.increaseCleanPaid(swap.seqOfTarget, swap.paidOfTarget);

        if(swap.isPutOpt) {
            _ros.increaseCleanPaid(swap.seqOfPledge, swap.paidOfPledge);
            _ros.transferShare(swap.seqOfPledge, swap.paidOfPledge, swap.paidOfPledge, seller, swap.priceOfDeal, swap.priceOfDeal);
        }
    }
}

Contents

ROPKeeper.sol

contracts/comps/keepers/ROPKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";
import "../../lib/books/PledgesRepo.sol";

import "./IROPKeeper.sol";

contract ROPKeeper is IROPKeeper {
    using PledgesRepo for bytes32;
    using InterfacesHub for address;
    using RoyaltyCharge for address;

    // uint32(uint(keccak256("ROPKeeper")));
    uint public constant TYPE_OF_DOC = 0x4fcfb5a7;
    uint public constant VERSION = 1;

    // #######################
    // ##   Error & Event   ##
    // #######################

    // error ROPK_WrongParty(bytes32 reason);

    error ROPK_WrongParty(bytes32 reason);

    error ROPK_WrongState(bytes32 reason);

    function _pledgerIsVerified(
        address _gk,
        uint pledgor
    ) private view {
        if (_gk.getROI().getInvestor(pledgor).state !=
            uint8(InvestorsRepo.StateOfInvestor.Approved)) {
            revert ROPK_WrongParty(bytes32("ROPK_PledgorNotVerified"));
        }
        if (!_gk.getSHA().isSigner(pledgor)) {
            revert ROPK_WrongParty(bytes32("ROPK_ShaNotSignedByPledgor"));
        }
    }

    function createPledge(
        bytes32 snOfPld,
        uint paid,
        uint par,
        uint guaranteedAmt,
        uint execDays
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(
            TYPE_OF_DOC, VERSION, 66000
        );

        IRegisterOfShares _ros = _gk.getROS();

        PledgesRepo.Head memory head = snOfPld.snParser();

        head.pledgor = _ros.getShare(head.seqOfShare).head.shareholder;

        if (head.pledgor != caller) {
            revert ROPK_WrongParty(bytes32("ROPK_NotPledgor"));
        }

        if (!_ros.notLocked(head.seqOfShare, block.timestamp)) {
            revert ROPK_WrongState(bytes32("ROPK_ShareLocked"));
        }

        head = _gk.getROP().createPledge(
            snOfPld,
            paid,
            par,
            guaranteedAmt,
            execDays
        );

        _ros.decreaseCleanPaid(head.seqOfShare, paid);
    }

    function transferPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint buyer,
        uint amt
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(
            TYPE_OF_DOC, VERSION, 88000
        );
        _gk.getROP().transferPledge(seqOfShare, seqOfPld, buyer, amt, caller);
    }

    function refundDebt(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint amt
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(
            TYPE_OF_DOC, VERSION, 36000
        );

        PledgesRepo.Pledge memory pld =
            _gk.getROP().refundDebt(seqOfShare, seqOfPld, amt, caller);

        _gk.getROS().increaseCleanPaid(seqOfShare, pld.body.paid);
    }

    function extendPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint extDays
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(
            TYPE_OF_DOC, VERSION, 18000
        );
        _gk.getROP().extendPledge(seqOfShare, seqOfPld, extDays, caller);
    }

    function lockPledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        bytes32 hashLock
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(
            TYPE_OF_DOC, VERSION, 58000
        );
        _gk.getROP().lockPledge(seqOfShare, seqOfPld, hashLock, caller);
    }

    function releasePledge(
        uint256 seqOfShare,
        uint256 seqOfPld,
        string memory hashKey
    ) external {
        address _gk = address(this);
        msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        uint64 paid = _gk.getROP().releasePledge(seqOfShare, seqOfPld, hashKey);
        _gk.getROS().increaseCleanPaid(seqOfShare, paid);
    }

    function execPledge(
        uint seqOfShare,
        uint256 seqOfPld,
        uint buyer,
        uint groupOfBuyer
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 88000);

        _pledgerIsVerified(_gk, buyer);

        IRegisterOfPledges _rop = _gk.getROP();
        _rop.execPledge(seqOfShare, seqOfPld, caller);

        PledgesRepo.Pledge memory pld =
            _rop.getPledge(seqOfShare, seqOfPld);

        IRegisterOfShares _ros = _gk.getROS();
        IRegisterOfMembers _rom = _gk.getROM();

        if (!_ros.notLocked(pld.head.seqOfShare, block.timestamp)) {
            revert ROPK_WrongState(bytes32("ROPK_ShareLocked"));
        }

        DealsRepo.Deal memory deal;

        deal.head.priceOfPaid = uint32(pld.body.guaranteedAmt * 10000 / pld.body.paid);
        deal.head.priceOfPar = uint32(pld.body.guaranteedAmt * 10000 / pld.body.par);

        deal.body.buyer = uint40(buyer);
        deal.body.groupOfBuyer = uint40(groupOfBuyer);

        _ros.increaseCleanPaid(pld.head.seqOfShare, pld.body.paid);
        _ros.transferShare(pld.head.seqOfShare, pld.body.paid, pld.body.par,
            deal.body.buyer, deal.head.priceOfPaid, deal.head.priceOfPar);

        if (deal.body.buyer != deal.body.groupOfBuyer &&
            deal.body.groupOfBuyer != _rom.groupRep(deal.body.buyer)) {
                _rom.addMemberToGroup(deal.body.buyer, deal.body.groupOfBuyer);
        }

    }

    function revokePledge(
        uint256 seqOfShare,
        uint256 seqOfPld
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(TYPE_OF_DOC, VERSION, 58000);

        IRegisterOfPledges _rop = _gk.getROP();

        PledgesRepo.Pledge memory pld = _rop.getPledge(seqOfShare, seqOfPld);
        if (pld.head.pledgor != caller) {
            revert ROPK_WrongParty(bytes32("ROPK_NotPledgor"));
        }

        if (!_gk.getROS().notLocked(pld.head.seqOfShare, block.timestamp)) {
            revert ROPK_WrongState(bytes32("ROPK_ShareLocked"));
        }

        _rop.revokePledge(seqOfShare, seqOfPld, caller);
        _gk.getROS().increaseCleanPaid(seqOfShare, pld.body.paid);

    }
}

Contents

SHAKeeper.sol

contracts/comps/keepers/SHAKeeper.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../lib/InterfacesHub.sol";
import "../../lib/utils/RoyaltyCharge.sol";
import "../../lib/books/RulesParser.sol";
import "../../lib/books/DTClaims.sol";

import "./ISHAKeeper.sol";

contract SHAKeeper is ISHAKeeper {
    using InterfacesHub for address;
    using RoyaltyCharge for address;
    using RulesParser for bytes32;
    using DTClaims for bytes32;

    // uint32(uint(keccak256("SHAKeeper")));
    uint public constant TYPE_OF_DOC = 0x2beb4fa1;
    uint public constant VERSION = 1;

    // ======== TagAlong & DragAlong ========

    function execAlongRight(
        address ia,
        bytes32 snOfClaim,
        bytes32 sigHash
    ) external {
        uint caller = msg.sender.msgSender(
            TYPE_OF_DOC, VERSION, 88000
        );

        DTClaims.Head memory head = snOfClaim.snParser();

        DealsRepo.Deal memory deal = IInvestmentAgreement(ia).getDeal(head.seqOfDeal);
        SharesRepo.Share memory share = address(this).getROS().getShare(head.seqOfShare);

        _checkCaller(head.dragAlong, ia, deal, share, caller);

        _checkFRClaimAndMockIA(ia, caller, share);

        IAlongs _al = _getAlongTerm(head.dragAlong);

        _isTriggered(_al, ia, deal, share);

        _checkAmt(_al, deal, share, head.paid, head.par);

        head.caller = uint40(caller);
        snOfClaim = DTClaims.codifyHead(head);

        _execAlongRight(ia, snOfClaim, sigHash);
    }

    function _checkCaller(
        bool dragAlong,
        address ia,
        DealsRepo.Deal memory deal,
        SharesRepo.Share memory share,
        uint caller
    ) private view {
        if (dragAlong) {
            if(caller != deal.head.seller)
                revert SHAK_WrongParty(bytes32("SHAK_NotSeller"));
        } else {
            if(caller != share.head.shareholder)
                revert SHAK_WrongParty(bytes32("SHAK_NotShareholder"));
            if(ISigPage(ia).isBuyer(true, caller))
                revert SHAK_WrongParty(bytes32("SHAK_BuyerNotAllowed"));
        }
    }

    function _checkFRClaimAndMockIA(
        address ia,
        uint256 caller,
        SharesRepo.Share memory share
    ) private {
        IRegisterOfAgreements _roa = address(this).getROA();
        if(_roa.isFRClaimer(ia, caller))
            revert SHAK_WrongParty(bytes32("SHAK_CallerIsFRClaimer"));
        if(_roa.isFRClaimer(ia, share.head.shareholder))
            revert SHAK_WrongParty(bytes32("SHAK_ShareholderIsFRClaimer"));
        _roa.createMockOfIA(ia);
    }

    function _getAlongTerm(
        bool dragAlong
    ) private view returns(IAlongs) {
        address _gk = address(this);
        return dragAlong
            ? IAlongs(_gk.getSHA().
                getTerm(uint8(IShareholdersAgreement.TitleOfTerm.DragAlong)))
            : IAlongs(_gk.getSHA().
                getTerm(uint8(IShareholdersAgreement.TitleOfTerm.TagAlong)));
    }

    function _isTriggered(
        IAlongs _al,
        address ia,
        DealsRepo.Deal memory deal,
        SharesRepo.Share memory share
    ) private view {
        if(deal.body.state != uint8(DealsRepo.StateOfDeal.Locked))
            revert SHAK_WrongState(bytes32("SHAK_NotLocked"));
        if(!_al.isFollower(deal.head.seller, share.head.shareholder))
            revert SHAK_WrongParty(bytes32("SHAK_NotLinked"));
        if(!_al.isTriggered(ia, deal))
            revert SHAK_WrongState(bytes32("SHAK_AlongsNotTriggered"));
    }

    function _checkAmt(
        IAlongs _al,
        DealsRepo.Deal memory deal,
        SharesRepo.Share memory share,
        uint paid,
        uint par
    ) private view {
        address _gk = address(this);
        uint subjectVW = _gk.getROS().getShare(deal.head.seqOfShare).head.votingWeight;

        if(_al.getLinkRule(deal.head.seller).proRata) {
            IRegisterOfMembers _rom = _gk.getROM();

            if (_rom.basedOnPar()) {
                if( par >
                subjectVW * deal.body.par * share.body.par / _rom.votesOfGroup(deal.head.seller) / 100 )
                    revert SHAK_AmtOverflow(bytes32("SHAK_ParOverflow"));
            } else {
                if ( paid >
                 subjectVW * deal.body.paid * share.body.paid / _rom.votesOfGroup(deal.head.seller) / 100 )
                revert SHAK_AmtOverflow(bytes32("SHAK_PaidOverflow"));
            }
        }
    }

    function _execAlongRight(
        address ia,
        bytes32 snOfClaim,
        bytes32 sigHash
    ) private {
        IRegisterOfAgreements _roa = address(this).getROA();
        _roa.execAlongRight(ia, snOfClaim, sigHash);
    }

    function acceptAlongDeal(
        address ia,
        uint256 seqOfDeal,
        bytes32 sigHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(
            TYPE_OF_DOC, VERSION,36000
        );

        IRegisterOfAgreements _roa = _gk.getROA();
        IInvestmentAgreement _ia = IInvestmentAgreement(ia);

        DealsRepo.Deal memory deal = _ia.getDeal(seqOfDeal);

        if(caller != deal.body.buyer)
            revert SHAK_WrongParty(bytes32("SHAK_NotBuyer"));

        DTClaims.Claim[] memory claims = _roa.acceptAlongClaims(ia, seqOfDeal);

        uint len = claims.length;
        while(len > 0) {
            DTClaims.Claim memory claim = claims[len - 1];

            SharesRepo.Share memory share =
                _gk.getROS().getShare(claim.seqOfShare);

            _createAlongDeal(_gk, _ia, claim, deal, share);

            _ia.regSig(share.head.shareholder, claim.sigDate, claim.sigHash);
            _ia.regSig(caller, uint48(block.timestamp), sigHash);

            len--;
        }
    }

    function _createAlongDeal(
        address _gk,
        IInvestmentAgreement _ia,
        DTClaims.Claim memory claim,
        DealsRepo.Deal memory deal,
        SharesRepo.Share memory share
    ) private {
        DealsRepo.Deal memory aDeal;
        aDeal.head = DealsRepo.Head({
            typeOfDeal: claim.typeOfClaim == 0
                ? uint8(DealsRepo.TypeOfDeal.DragAlong)
                : uint8(DealsRepo.TypeOfDeal.TagAlong),
            seqOfDeal: 0,
            preSeq: deal.head.seqOfDeal,
            classOfShare: share.head.class,
            seqOfShare: share.head.seqOfShare,
            seller: share.head.shareholder,
            priceOfPaid: deal.head.priceOfPaid,
            priceOfPar: deal.head.priceOfPar,
            closingDeadline: deal.head.closingDeadline,
            votingWeight: share.head.votingWeight
        });

        aDeal.body = DealsRepo.Body({
            buyer: deal.body.buyer,
            groupOfBuyer: deal.body.groupOfBuyer,
            paid: claim.paid,
            par: claim.par,
            state: uint8(DealsRepo.StateOfDeal.Locked),
            para: 0,
            distrWeight: deal.body.distrWeight,
            flag: false
        });

        _ia.regDeal(aDeal);

        _gk.getROS().decreaseCleanPaid(share.head.seqOfShare, claim.paid);
    }

    // ======== Anti-Dilution ========

    function execAntiDilution(
        address ia,
        uint256 seqOfDeal,
        uint256 seqOfShare,
        bytes32 sigHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(
            TYPE_OF_DOC, VERSION, 88000
        );

        IRegisterOfShares _ros = _gk.getROS();
        IInvestmentAgreement _ia = IInvestmentAgreement(ia);

        SharesRepo.Share memory tShare = _ros.getShare(seqOfShare);

        if(caller != tShare.head.shareholder)
            revert SHAK_WrongParty(bytes32("SHAK_NotShareholder"));

        if(_ia.isInitSigner(caller))
            revert SHAK_WrongParty(bytes32("SHAK_IsInitSigner"));

        if( _gk.getROA().getHeadOfFile(ia).state !=
            uint8(FilesRepo.StateOfFile.Circulated)
        ) revert SHAK_WrongState(bytes32("SHAK_WrongFileState"));

        _ia.requestPriceDiff(seqOfDeal, seqOfShare);

        IAntiDilution _ad = IAntiDilution(_gk.getSHA().getTerm(
            uint8(IShareholdersAgreement.TitleOfTerm.AntiDilution)
        ));

        uint64 giftPaid = _ad.getGiftPaid(ia, seqOfDeal, tShare.head.seqOfShare);
        uint256[] memory obligors = _ad.getObligorsOfAD(tShare.head.class);

        DealsRepo.Deal memory deal = _ia.getDeal(seqOfDeal);

        deal.head.typeOfDeal = uint8(DealsRepo.TypeOfDeal.FreeGift);
        deal.head.preSeq = deal.head.seqOfDeal;
        deal.head.seqOfDeal = 0;
        deal.head.priceOfPar = tShare.head.seqOfShare;

        deal.body.buyer = tShare.head.shareholder;
        deal.body.state = uint8(DealsRepo.StateOfDeal.Locked);

        _deductShares(obligors, _ia, deal, giftPaid, _ros, sigHash);
    }

    function _deductShares(
        uint[] memory obligors,
        IInvestmentAgreement _ia,
        DealsRepo.Deal memory deal,
        uint64 giftPaid,
        IRegisterOfShares _ros,
        bytes32 sigHash
    ) private {
        address _gk = address(this);
        IRegisterOfMembers _rom = _gk.getROM();

        deal.body.groupOfBuyer = _rom.groupRep(deal.body.buyer);

        uint i = obligors.length;

        while (i > 0) {

            uint[] memory sharesInHand = _rom.sharesInHand(obligors[i - 1]);

            uint j = sharesInHand.length;

            while (j > 0) {

                if (!_ros.notLocked(sharesInHand[j-1], deal.head.closingDeadline)) {
                    j--;
                    continue;
                }

                giftPaid = _createGift(
                    _ia,
                    deal,
                    sharesInHand[j - 1],
                    giftPaid,
                    _ros,
                    sigHash
                );

                if (giftPaid == 0) break;
                j--;
            }

            if (giftPaid == 0) break;
            i--;
        }
    }

    function _createGift(
        IInvestmentAgreement _ia,
        DealsRepo.Deal memory deal,
        uint256 seqOfShare,
        uint64 giftPaid,
        IRegisterOfShares _ros,
        bytes32 sigHash
    ) private returns (uint64 result) {
        SharesRepo.Share memory cShare = _ros.getShare(seqOfShare);

        uint64 lockAmount;

        if (cShare.body.cleanPaid > 0) {

            lockAmount = (cShare.body.cleanPaid < giftPaid) ? cShare.body.cleanPaid : giftPaid;

            deal.head.classOfShare = cShare.head.class;
            deal.head.seqOfShare = cShare.head.seqOfShare;
            deal.head.seller = cShare.head.shareholder;

            deal.body.paid = lockAmount;
            deal.body.par = lockAmount;

            _ia.regDeal(deal);
            _ia.regSig(deal.head.seller, uint48(block.timestamp), bytes32(uint(deal.head.seqOfShare)));
            _ia.regSig(deal.body.buyer, uint48(block.timestamp), sigHash);

            _ros.decreaseCleanPaid(cShare.head.seqOfShare, lockAmount);
        }
        result = giftPaid - lockAmount;
    }

    function takeGiftShares(
        address ia,
        uint256 seqOfDeal
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(
            TYPE_OF_DOC, VERSION,58000
        );

        IRegisterOfShares _ros = _gk.getROS();
        IInvestmentAgreement _ia = IInvestmentAgreement(ia);

        DealsRepo.Deal memory deal = _ia.getDeal(seqOfDeal);

        if(caller != deal.body.buyer)
            revert SHAK_WrongParty(bytes32("SHAK_NotBuyer"));

        if(!_ros.notLocked(deal.head.seqOfShare, block.timestamp))
            revert SHAK_WrongState(bytes32("SHAK_ShareLocked"));

        if (_ia.takeGift(seqOfDeal))
            _gk.getROA().setStateOfFile(ia, uint8(FilesRepo.StateOfFile.Closed));

        _ros.increaseCleanPaid(deal.head.seqOfShare, deal.body.paid);
        _ros.transferShare(
            deal.head.seqOfShare,
            deal.body.paid,
            deal.body.par,
            deal.body.buyer,
            deal.head.priceOfPaid,
            deal.head.priceOfPaid
        );

        SharesRepo.Share memory tShare = _ros.getShare(deal.head.priceOfPar);
        if (tShare.head.priceOfPaid > deal.head.priceOfPaid)
            _ros.updatePriceOfPaid(tShare.head.seqOfShare, deal.head.priceOfPaid);

    }

    // ==== First Refusal ========

    function execFirstRefusal(
        uint256 seqOfFRRule,
        uint256 seqOfRightholder,
        address ia,
        uint256 seqOfDeal,
        bytes32 sigHash
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(
            TYPE_OF_DOC, VERSION,88000
        );

        IInvestmentAgreement _ia = IInvestmentAgreement(ia);

        if(_ia.isSeller(true, caller))
            revert SHAK_WrongParty(bytes32("SHAK_frClaimerIsSeller"));

        DealsRepo.Head memory headOfDeal =
            _ia.getDeal(seqOfDeal).head;

        RulesParser.FirstRefusalRule memory rule =
            _gk.getSHA().getRule(seqOfFRRule).firstRefusalRuleParser();

        if(rule.typeOfDeal != headOfDeal.typeOfDeal)
            revert SHAK_WrongInput(bytes32("SHAK_WrongTypeOfDeal"));

        if(
            rule.membersEqual &&
            !_gk.getROM().isMember(caller)
        ) revert SHAK_WrongParty(bytes32("SHAK_NotMember"));

        if (
            !rule.membersEqual &&
            rule.rightholders[seqOfRightholder] != caller
        ) revert SHAK_WrongParty(bytes32("SHAK_NotRightholder"));

        _gk.getROA().claimFirstRefusal(ia, seqOfDeal, caller, sigHash);

        if (_ia.getDeal(seqOfDeal).body.state !=
            uint8(DealsRepo.StateOfDeal.Terminated))
                _ia.terminateDeal(seqOfDeal);

    }

    function computeFirstRefusal(
        address ia,
        uint256 seqOfDeal
    ) external {
        address _gk = address(this);
        uint caller = msg.sender.msgSender(
            TYPE_OF_DOC, VERSION,18000
        );

        IRegisterOfMembers _rom = _gk.getROM();
        IInvestmentAgreement _ia = IInvestmentAgreement(ia);

        DealsRepo.Deal memory deal = _ia.getDeal(seqOfDeal);

        (,, bytes32 sigHashOfSeller) = _ia.getSigOfParty(true, deal.head.seller);

        if(!_rom.isMember(caller))
            revert SHAK_WrongParty(bytes32("SHAK_NotMember"));

        if (deal.head.seqOfShare != 0) {
            deal.head.typeOfDeal = uint8(DealsRepo.TypeOfDeal.FirstRefusal);
        } else  deal.head.typeOfDeal = uint8(DealsRepo.TypeOfDeal.PreEmptive);

        deal.head.preSeq = deal.head.seqOfDeal;
        deal.body.state = uint8(DealsRepo.StateOfDeal.Locked);

        FRClaims.Claim[] memory cls =
            _gk.getROA().computeFirstRefusal(ia, seqOfDeal);

        uint256 len = cls.length;
        DealsRepo.Deal memory frDeal;
        uint paid = deal.body.paid;
        uint par = deal.body.par;
        while (len > 0) {
            frDeal = _createFRDeal(deal, cls[len-1], _rom);
            if (len > 1) {
                paid -= frDeal.body.paid;
                par -= frDeal.body.par;
            } else {
                frDeal.body.paid = uint64(paid);
                frDeal.body.par = uint64(par);
            }
            _regFRDeal(_ia, frDeal, cls[len-1], sigHashOfSeller);
            len--;
        }
    }

    function _createFRDeal(
        DealsRepo.Deal memory deal,
        FRClaims.Claim memory cl,
        IRegisterOfMembers _rom
    ) private view returns(DealsRepo.Deal memory frDeal) {

        frDeal = deal;

        frDeal.body.buyer = cl.claimer;
        frDeal.body.groupOfBuyer = _rom.groupRep(cl.claimer);
        frDeal.body.paid = (deal.body.paid * cl.ratio) / 10000;
        frDeal.body.par = (deal.body.par * cl.ratio) / 10000;
    }

    function _regFRDeal(
        IInvestmentAgreement _ia,
        DealsRepo.Deal memory deal,
        FRClaims.Claim memory cl,
        bytes32 sigHashOfSeller
    ) private {
        _ia.regDeal(deal);
        _ia.regSig(cl.claimer, cl.sigDate, cl.sigHash);

        if (deal.head.seller > 0)
            _ia.regSig(deal.head.seller, uint48(block.timestamp), sigHashOfSeller);
    }

}

Contents

BallotsBox.sol

contracts/lib/books/BallotsBox.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title BallotsBox
/// @notice Library for ballot storage and vote aggregation.
library BallotsBox {

    /// @notice Vote attitudes.
    enum AttitudeOfVote {
        All,
        Support,
        Against,
        Abstain
    }

    /// @notice Ballot record of a voter.
    struct Ballot {
        uint40 acct;
        uint8 attitude;
        uint32 head;
        uint64 weight;
        uint48 sigDate;
        uint64 blocknumber;
        bytes32 sigHash;
        uint[] principals;
    }

    /// @notice Aggregate case for an attitude.
    struct Case {
        uint32 sumOfHead;
        uint64 sumOfWeight;
        uint256[] voters;
        uint256[] principals;
    }

    /// @notice Ballot storage container.
    struct Box {
        mapping(uint256 => Case) cases;
        mapping(uint256 => Ballot) ballots;
    }

    error BB_WrongInput(bytes32 reason);

    // #################
    // ##    Write    ##
    // #################

    /// @notice Cast a vote if not already voted.
    /// @param box Storage box.
    /// @param acct Voter account id (> 0).
    /// @param attitude Vote attitude (Support/Against/Abstain).
    /// @param head Headcount weight (>= 0).
    /// @param weight Share weight (>= 0).
    /// @param sigHash Signature hash.
    /// @param principals Delegated principals list.
    function castVote(
        Box storage box,
        uint acct,
        uint attitude,
        uint head,
        uint weight,
        bytes32 sigHash,
        uint[] memory principals
    ) public returns (bool flag) {

        if (
            attitude != uint8(AttitudeOfVote.Support) &&
            attitude != uint8(AttitudeOfVote.Against) &&
            attitude != uint8(AttitudeOfVote.Abstain)
        ) {
            revert BB_WrongInput(bytes32("BB_AttitudeOverflow"));
        }

        Ballot storage b = box.ballots[acct];

        if (b.sigDate == 0) {
            box.ballots[acct] = Ballot({
                acct: uint40(acct),
                attitude: uint8(attitude),
                head: uint32(head),
                weight: uint64(weight),
                sigDate: uint48(block.timestamp),
                blocknumber: uint64(block.number),
                sigHash: sigHash,
                principals: principals
            });

            _pushToCase(box.cases[attitude], b);
            _pushToCase(box.cases[uint8(AttitudeOfVote.All)], b);

            flag = true;
        }
    }

    /// @dev Push ballot stats into an aggregate case.
    function _pushToCase(Case storage c, Ballot memory b) private {
            c.sumOfHead += b.head;
            c.sumOfWeight += b.weight;
            c.voters.push(b.acct);

            uint len = b.principals.length;
            while (len > 0) {
                c.principals.push(b.principals[len - 1]);
                len--;
            }
    }

    // #################
    // ##    Read     ##
    // #################

    /// @notice Check whether an account has voted.
    /// @param box Storage box.
    /// @param acct Voter account id (> 0).
    function isVoted(Box storage box, uint256 acct)
        public view returns (bool)
    {
        return box.ballots[acct].sigDate > 0;
    }

    /// @notice Check whether an account voted for a given attitude.
    /// @param box Storage box.
    /// @param acct Voter account id (> 0).
    /// @param atti Attitude value.
    function isVotedFor(
        Box storage box,
        uint256 acct,
        uint256 atti
    ) public view returns (bool) {
        return box.ballots[acct].attitude == atti;
    }

    /// @notice Get aggregate case of an attitude.
    /// @param box Storage box.
    /// @param atti Attitude value.
    function getCaseOfAttitude(Box storage box, uint256 atti)
        public view returns (Case memory )
    {
        return box.cases[atti];
    }

    /// @notice Get ballot of an account.
    /// @param box Storage box.
    /// @param acct Voter account id (> 0).
    function getBallot(Box storage box, uint256 acct)
        public view returns (Ballot memory)
    {
        return box.ballots[acct];
    }

}

Contents

Checkpoints.sol

contracts/lib/books/Checkpoints.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title Checkpoints
/// @notice Library for timestamped checkpoint history.
/// @dev Uses index 0 as metadata storage.
library Checkpoints {

    /// @notice Snapshot of values at a timestamp.
    struct Checkpoint {
        uint48 timestamp;
        uint16 rate;
        uint64 paid;
        uint64 par;
        uint64 points;
    }

    // checkpoints[0] {
    //     timestamp: counter;
    //     rate: distrWeight;
    //     paid;
    //     par;
    //     points: distrPoints;
    // }

    /// @notice Checkpoint history mapping.
    struct History {
        mapping (uint256 => Checkpoint) checkpoints;
    }

    error Checkpoints_WrongDate(bytes32 reason);

    //##################
    //##  Write I/O  ##
    //##################

    /// @notice Append a checkpoint at the current block time.
    /// @param self Storage history.
    /// @param rate Distribution rate (uint16 range).
    /// @param paid Paid amount (uint64 range).
    /// @param par Par amount (uint64 range).
    /// @param points Distribution points (uint64 range).
    function push(
        History storage self,
        uint rate,
        uint paid,
        uint par,
        uint points
    ) public {

        uint256 pos = counterOfPoints(self);

        Checkpoint memory point = Checkpoint({
            timestamp: uint48(block.timestamp),
            rate: uint16(rate),
            paid: uint64(paid),
            par: uint64(par),
            points: uint64(points)
        });

        if (self.checkpoints[pos].timestamp == point.timestamp) {
            self.checkpoints[pos] = point;
        } else {
            self.checkpoints[pos+1] = point;
            _increaseCounter(self);
        }
    }

    /// @dev Increase checkpoint counter with wrap avoidance.
    function _increaseCounter(History storage self)
        public
    {
        unchecked {
            self.checkpoints[0].timestamp =
                self.checkpoints[0].timestamp == type(uint48).max
                    ? 1
                    : self.checkpoints[0].timestamp + 1;
        }
    }

    /// @notice Update distribution parameters stored at index 0.
    /// @param self Storage history.
    /// @param rate Distribution rate (uint16 range).
    /// @param paid Paid amount (uint64 range).
    /// @param par Par amount (uint64 range).
    /// @param points Distribution points (uint64 range).
    function updateDistrPoints(
        History storage self,
        uint rate,
        uint paid,
        uint par,
        uint points
    ) public {
        Checkpoint storage c = self.checkpoints[0];
        c.rate = uint16(rate);
        c.paid = uint64(paid);
        c.par = uint64(par);
        c.points = uint64(points);
    }

    /// @notice Restore history from a list.
    /// @param self Storage history.
    /// @param list Checkpoints ordered by index.
    function restoreHistory(History storage self, Checkpoint[] memory list) public {
        uint len = list.length;
        while (len > 0) {
            self.checkpoints[len] = list[len-1];
            len--;
        }
        self.checkpoints[0].timestamp = uint48(list.length);
    }

    //################
    //##    Read    ##
    //################

    /// @notice Get number of checkpoints.
    /// @param self Storage history.
    function counterOfPoints(History storage self)
        public view returns (uint256)
    {
        return self.checkpoints[0].timestamp;
    }

    /// @notice Get the latest checkpoint.
    /// @param self Storage history.
    function latest(History storage self)
        public view returns (Checkpoint memory point)
    {
        point = self.checkpoints[counterOfPoints(self)];
    }

    function _average(uint256 a, uint256 b) private pure returns (uint256) {
        return (a & b) + ((a ^ b) >> 1);
    }

    /// @notice Get checkpoint at or before a timestamp.
    /// @param self Storage history.
    /// @param timestamp Unix timestamp (<= block.timestamp).
    function getAtDate(History storage self, uint256 timestamp)
        public view returns (Checkpoint memory point)
    {
        if (timestamp > block.timestamp) {
            revert Checkpoints_WrongDate(bytes32("CP_FutureDate"));
        }

        uint256 high = counterOfPoints(self) + 1;
        uint256 low = 1;
        while (low < high) {
            uint256 mid = _average(low, high);
            if (self.checkpoints[mid].timestamp > timestamp) {
                high = mid;
            } else {
                low = mid + 1;
            }
        }
        if (high > 1) point = self.checkpoints[high - 1];
    }

    /// @notice Get all checkpoints in history order.
    /// @param self Storage history.
    function pointsOfHistory(History storage self)
        public view returns (Checkpoint[] memory)
    {
        uint256 len = counterOfPoints(self);

        Checkpoint[] memory output = new Checkpoint[](len);

        while (len > 0) {
            output[len-1] = self.checkpoints[len];
            len--;
        }

        return output;
    }

    /// @notice Get distribution parameters stored at index 0.
    /// @param self Storage history.
    function getDistrPoints(History storage self)
        public view returns (Checkpoint memory)
    {
        return self.checkpoints[0];
    }

}

Contents

CondsRepo.sol

contracts/lib/books/CondsRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title CondsRepo
/// @notice Library for condition encoding and evaluation.
library CondsRepo {
    using EnumerableSet for EnumerableSet.Bytes32Set;

    /// @notice Logical operator codes.
    enum LogOps {
        ZeroPoint,  // 0
        And,
        Or,
        Equal,
        NotEqual,   // 4
        AndAnd,
        OrOr,
        AndOr,
        OrAnd,
        EqEq,
        NeNe,
        EqNe,
        NeEq,
        AndEq,
        EqAnd,
        OrEq,
        EqOr,
        AndNe,
        NeAnd,
        OrNe,
        NeOr
    }

    /// @notice Comparison operator codes.
    enum ComOps {
        ZeroPoint,
        Equal,
        NotEqual,
        Bigger,
        Smaller,
        BiggerOrEqual,
        SmallerOrEqual
    }

    /// @notice Encoded condition.
    struct Cond {
        uint32 seqOfCond;
        uint8 logicOpr;
        uint8 compOpr1;
        uint64 para1;
        uint8 compOpr2;
        uint64 para2;
        uint8 compOpr3;
        uint64 para3;
    }

    /// @notice Repository of conditions.
    struct Repo {
        mapping(uint256 => Cond) conds;
        EnumerableSet.Bytes32Set seqList;
    }

    // ###############
    // ## Write I/O ##
    // ###############

    // ==== codify / parser ====

    /// @notice Parse encoded condition.
    /// @param sn Encoded condition bytes32.
    function snParser(bytes32 sn) public pure returns(Cond memory cond)
    {
        uint _sn = uint(sn);

        cond = Cond({
            seqOfCond: uint32(_sn >> 224),
            logicOpr: uint8(_sn >> 216),
            compOpr1: uint8(_sn >> 208),
            para1: uint64(_sn >> 144),
            compOpr2: uint8(_sn >> 136),
            para2: uint64(_sn >> 72),
            compOpr3: uint8(_sn >> 64),
            para3: uint64(_sn)
        });
    }

    /// @notice Encode condition into bytes32.
    /// @param cond Condition struct.
    function codifyCond(Cond memory cond) public pure returns(bytes32 sn)
    {
        bytes memory _sn = abi.encodePacked(
                            cond.seqOfCond,
                            cond.logicOpr,
                            cond.compOpr1,
                            cond.para1,
                            cond.compOpr2,
                            cond.para2,
                            cond.compOpr3,
                            cond.para3);

        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    // ==== create / reg ====
    /// @notice Create and register a condition.
    /// @param repo Storage repo.
    /// @param sn Encoded condition bytes32.
    function createCond(Repo storage repo, bytes32 sn) public returns(uint32 seqOfCond)
    {
        seqOfCond = regCond(repo, snParser(sn));
    }

    /// @notice Register a condition struct.
    /// @param repo Storage repo.
    /// @param cond Condition struct.
    function regCond(Repo storage repo, Cond memory cond) public returns(uint32 seqOfCond)
    {
        cond.seqOfCond = _increaseCounterOfConds(repo);
        repo.conds[cond.seqOfCond] = cond;
        repo.seqList.add(codifyCond(cond));
        seqOfCond = cond.seqOfCond;
    }

    /// @dev Increase condition counter.
    function _increaseCounterOfConds(Repo storage repo) private returns(uint32)
    {
        repo.conds[0].seqOfCond++;
        return repo.conds[0].seqOfCond;
    }

    /// @notice Remove a condition by sequence number.
    /// @param repo Storage repo.
    /// @param seqOfCond Condition sequence number (> 0).
    function removeCond(Repo storage repo, uint256 seqOfCond) public returns(bool flag)
    {
        if (repo.seqList.remove(codifyCond(repo.conds[seqOfCond])))
        {
            delete repo.conds[seqOfCond];
            flag = true;
        }
    }

    error CondsRepo_Overflow(bytes32 reason);

    // ##################
    // ##   Write I/O  ##
    // ##################

    /// @notice Get number of conditions.
    /// @param repo Storage repo.
    function counterOfConds(Repo storage repo) public view returns(uint32 seqOfCond) {
        seqOfCond = repo.conds[0].seqOfCond;
    }

    /// @notice Get all conditions.
    /// @param repo Storage repo.
    function getConds(Repo storage repo) public view returns(Cond[] memory)
    {
        uint256 len = repo.seqList.length();
        Cond[] memory output = new Cond[](len);

        while (len > 0) {
            output[len -1] = repo.conds[len];
            len--;
        }

        return output;
    }

    /// @notice Evaluate a comparison.
    /// @param compOpr Comparison operator (see ComOps).
    /// @param para Comparison parameter.
    /// @param data Data to compare.
    function checkCond(
        uint compOpr,
        uint para,
        uint data
    ) public pure returns (bool flag) {
        if (compOpr == uint8(ComOps.Equal)) flag = data == para;
        else if (compOpr == uint8(ComOps.NotEqual)) flag = data != para;
        else if (compOpr == uint8(ComOps.Bigger)) flag = data > para;
        else if (compOpr == uint8(ComOps.Smaller)) flag = data < para;
        else if (compOpr == uint8(ComOps.BiggerOrEqual)) flag = data >= para;
        else if (compOpr == uint8(ComOps.SmallerOrEqual)) flag = data <= para;
        else revert CondsRepo_Overflow(bytes32("CR_CompOprOverflow"));
    }

    /// @notice Evaluate a single condition.
    function checkSoleCond(
        Cond memory cond,
        uint data
    ) public pure returns (bool flag) {
        flag = checkCond(cond.compOpr1, cond.para1, data);
    }

    /// @notice Evaluate a condition with two inputs.
    function checkCondsOfTwo(
        Cond memory cond,
        uint data1,
        uint data2
    ) public pure returns (bool flag) {
        bool flag1;
        bool flag2;

        flag1 = checkCond(cond.compOpr1, cond.para1, data1);
        flag2 = checkCond(cond.compOpr2, cond.para2, data2);

        if (cond.logicOpr == uint8(LogOps.And)) flag = flag1 && flag2;
        else if (cond.logicOpr == uint8(LogOps.Or)) flag = flag1 || flag2;
        else if (cond.logicOpr == uint8(LogOps.Equal)) flag = flag1 == flag2;
        else if (cond.logicOpr == uint8(LogOps.NotEqual)) flag = flag1 != flag2;
        else revert CondsRepo_Overflow(bytes32("CR_LogicOprOverflow"));
    }

    /// @notice Evaluate a condition with three inputs.
    function checkCondsOfThree(
        Cond memory cond,
        uint data1,
        uint data2,
        uint data3
    ) public pure returns (bool flag) {
        bool flag1;
        bool flag2;
        bool flag3;

        flag1 = checkCond(cond.compOpr1, cond.para1, data1);
        flag2 = checkCond(cond.compOpr2, cond.para2, data2);
        flag3 = checkCond(cond.compOpr3, cond.para3, data3);

        if (cond.logicOpr == uint8(LogOps.AndAnd)) flag = flag1 && flag2 && flag3;
        else if (cond.logicOpr == uint8(LogOps.OrOr)) flag = flag1 || flag2 || flag3;
        else if (cond.logicOpr == uint8(LogOps.AndOr)) flag = flag1 && flag2 || flag3;
        else if (cond.logicOpr == uint8(LogOps.OrAnd)) flag = flag1 || flag2 && flag3;
        else if (cond.logicOpr == uint8(LogOps.EqEq)) flag = flag1 == flag2 == flag3;
        else if (cond.logicOpr == uint8(LogOps.NeNe)) flag = flag1 != flag2 != flag3;
        else if (cond.logicOpr == uint8(LogOps.EqNe)) flag = flag1 == flag2 != flag3;
        else if (cond.logicOpr == uint8(LogOps.NeEq)) flag = flag1 != flag2 == flag3;
        else if (cond.logicOpr == uint8(LogOps.AndEq)) flag = flag1 && flag2 == flag3;
        else if (cond.logicOpr == uint8(LogOps.EqAnd)) flag = flag1 == flag2 && flag3;
        else if (cond.logicOpr == uint8(LogOps.OrEq)) flag = flag1 || flag2 == flag3;
        else if (cond.logicOpr == uint8(LogOps.EqOr)) flag = flag1 == flag2 || flag3;
        else if (cond.logicOpr == uint8(LogOps.AndNe)) flag = flag1 && flag2 != flag3;
        else if (cond.logicOpr == uint8(LogOps.NeAnd)) flag = flag1 != flag2 && flag3;
        else if (cond.logicOpr == uint8(LogOps.OrNe)) flag = flag1 || flag2 != flag3;
        else if (cond.logicOpr == uint8(LogOps.NeOr)) flag = flag1 != flag2 || flag3;
        else revert CondsRepo_Overflow(bytes32("CR_LogicOprOverflow"));
    }
}

Contents

DealsRepo.sol

contracts/lib/books/DealsRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";
import "./MotionsRepo.sol";
import "./SharesRepo.sol";

import "../../comps/common/components/IMeetingMinutes.sol";
import "../../comps/books/ros/IRegisterOfShares.sol";

/// @title DealsRepo
/// @notice Repository for investment agreements and deal lifecycle.
library DealsRepo {
    using EnumerableSet for EnumerableSet.UintSet;

    // _deals[0].head {
    //     seqOfDeal: counterOfClosedDeal;
    //     preSeq: counterOfDeal;
    //     typeOfDeal: typeOfIA;
    // }

    /// @notice Deal types.
    enum TypeOfDeal {
        ZeroPoint,
        CapitalIncrease,
        ShareTransferExt,
        ShareTransferInt,
        PreEmptive,
        TagAlong,
        DragAlong,
        FirstRefusal,
        FreeGift
    }

    /// @notice Composite IA type based on deal mix.
    enum TypeOfIA {
        ZeroPoint,
        CapitalIncrease,
        ShareTransferExt,
        ShareTransferInt,
        CI_STint,
        SText_STint,
        CI_SText_STint,
        CI_SText
    }

    /// @notice Deal lifecycle state.
    enum StateOfDeal {
        Drafting,
        Locked,
        Cleared,
        Closed,
        Terminated
    }

    /// @notice Deal head fields.
    struct Head {
        uint8 typeOfDeal;
        uint16 seqOfDeal;
        uint16 preSeq;
        uint16 classOfShare;
        uint32 seqOfShare;
        uint40 seller;
        uint32 priceOfPaid;
        uint32 priceOfPar;
        uint48 closingDeadline;
        uint16 votingWeight;
    }

    /// @notice Deal body fields.
    struct Body {
        uint40 buyer;
        uint40 groupOfBuyer;
        uint64 paid;
        uint64 par;
        uint8 state;
        uint16 para;
        uint16 distrWeight;
        bool flag;
    }

    /// @notice Full deal record.
    struct Deal {
        Head head;
        Body body;
        bytes32 hashLock;
    }

    /// @notice Repository of deals and swaps.
    struct Repo {
        // seqOfDeal => Deal
        mapping(uint256 => Deal) deals;
        //seqOfDeal => seqOfShare => bool
        mapping(uint => mapping(uint => bool)) priceDiffRequested;
        EnumerableSet.UintSet seqList;
    }

    //##################
    //##    Error     ##
    //##################

    error DealsRepo_WrongState(bytes32 reason);

    error DealsRepo_ZeroValue(bytes32 reason);

    error DealsRepo_Overflow(bytes32 reason);

    error DealsRepo_WrongInput(bytes32 reason);

    error DealsRepo_WrongParty(bytes32 reason);

    //##################
    //##   Modifier   ##
    //##################

    /// @notice Ensure deal is cleared.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    modifier onlyCleared(Repo storage repo, uint256 seqOfDeal) {
        if (
            repo.deals[seqOfDeal].body.state != uint8(StateOfDeal.Cleared)
        ) {
            revert DealsRepo_WrongState(bytes32("DR_DealNotCleared"));
        }
        _;
    }

    /// @notice Ensure deal exists.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    modifier dealExist(Repo storage repo, uint seqOfDeal) {
        if (!isDeal(repo, seqOfDeal)) {
            revert DealsRepo_WrongState(bytes32("DR_NoSuchDeal"));
        }
        _;
    }

    //#################
    //##  Write I/O  ##
    //#################

    /// @notice Parse deal head from bytes32.
    /// @param sn Packed head bytes32.
    function snParser(bytes32 sn) public pure returns(Head memory head) {
        uint _sn = uint(sn);

        head = Head({
            typeOfDeal: uint8(_sn >> 248),
            seqOfDeal: uint16(_sn >> 232),
            preSeq: uint16(_sn >> 216),
            classOfShare: uint16(_sn >> 200),
            seqOfShare: uint32(_sn >> 168),
            seller: uint40(_sn >> 128),
            priceOfPaid: uint32(_sn >> 96),
            priceOfPar: uint32(_sn >> 64),
            closingDeadline: uint48(_sn >> 16),
            votingWeight: uint16(_sn)
        });

    }

    /// @notice Pack deal head into bytes32.
    /// @param head Deal head.
    function codifyHead(Head memory head) public pure returns(bytes32 sn) {
        bytes memory _sn = abi.encodePacked(
                            head.typeOfDeal,
                            head.seqOfDeal,
                            head.preSeq,
                            head.classOfShare,
                            head.seqOfShare,
                            head.seller,
                            head.priceOfPaid,
                            head.priceOfPaid,
                            head.closingDeadline,
                            head.votingWeight);
        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    /// @notice Add a deal from packed head.
    /// @param repo Storage repo.
    /// @param sn Packed head bytes32.
    /// @param buyer Buyer user number.
    /// @param groupOfBuyer Buyer group number.
    /// @param paid Paid amount.
    /// @param par Par amount.
    /// @param distrWeight Distribution weight.
    function addDeal(
        Repo storage repo,
        bytes32 sn,
        uint buyer,
        uint groupOfBuyer,
        uint paid,
        uint par,
        uint distrWeight
    ) public returns (uint16 seqOfDeal)  {

        Deal memory deal;

        deal.head = snParser(sn);

        deal.body.buyer = uint40(buyer);
        deal.body.groupOfBuyer = uint40(groupOfBuyer);
        deal.body.paid = uint64(paid);
        deal.body.par = uint64(par);
        deal.body.distrWeight = uint16(distrWeight);

        seqOfDeal = regDeal(repo, deal);
    }

    /// @notice Register a deal in storage.
    /// @param repo Storage repo.
    /// @param deal Deal record.
    function regDeal(Repo storage repo, Deal memory deal)
        public returns(uint16 seqOfDeal)
    {
        if (deal.body.par == 0) {
            revert DealsRepo_ZeroValue(bytes32("DR_ZeroPar"));
        }

        if (deal.body.par < deal.body.paid) {
            revert DealsRepo_Overflow(bytes32("DR_PaidExceedsPar"));
        }

        deal.head.seqOfDeal = _increaseCounterOfDeal(repo);
        repo.seqList.add(deal.head.seqOfDeal);

        repo.deals[deal.head.seqOfDeal] = Deal({
            head: deal.head,
            body: deal.body,
            hashLock: bytes32(0)
        });
        seqOfDeal = deal.head.seqOfDeal;
    }

    function _increaseCounterOfDeal(Repo storage repo) private returns(uint16 seqOfDeal){
        repo.deals[0].head.preSeq++;
        seqOfDeal = repo.deals[0].head.preSeq;
    }

    /// @notice Delete a deal by sequence.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    function delDeal(Repo storage repo, uint256 seqOfDeal) public returns (bool flag) {
        if (repo.seqList.remove(seqOfDeal)) {
            delete repo.deals[seqOfDeal];
            repo.deals[0].head.preSeq--;
            flag = true;
        }
    }

    /// @notice Lock a deal subject.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    function lockDealSubject(Repo storage repo, uint256 seqOfDeal) public returns (bool flag) {
        if (repo.deals[seqOfDeal].body.state == uint8(StateOfDeal.Drafting)) {
            repo.deals[seqOfDeal].body.state = uint8(StateOfDeal.Locked);
            flag = true;
        }
    }

    /// @notice Release a deal subject back to drafting.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    function releaseDealSubject(Repo storage repo, uint256 seqOfDeal) public returns (bool flag)
    {
        uint8 state = repo.deals[seqOfDeal].body.state;

        if ( state < uint8(StateOfDeal.Closed) ) {

            repo.deals[seqOfDeal].body.state = uint8(StateOfDeal.Drafting);
            flag = true;

        } else if (state == uint8(StateOfDeal.Terminated)) {

            flag = true;
        }
    }

    /// @notice Clear a deal with hash lock and deadline.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    /// @param hashLock Hash lock key.
    /// @param closingDeadline Closing deadline timestamp.
    function clearDealCP(
        Repo storage repo,
        uint256 seqOfDeal,
        bytes32 hashLock,
        uint closingDeadline
    ) public {
        Deal storage deal = repo.deals[seqOfDeal];

        if (deal.body.state != uint8(StateOfDeal.Locked)) {
            revert DealsRepo_WrongState(bytes32("DR_DealNotLocked"));
        }

        deal.body.state = uint8(StateOfDeal.Cleared);
        deal.hashLock = hashLock;

        if (closingDeadline > 0) {
            if (block.timestamp < closingDeadline)
                deal.head.closingDeadline = uint48(closingDeadline);
            else revert DealsRepo_WrongState(bytes32("DR_DeadlineNotFuture"));
        }
    }

    /// @notice Close a deal using hash preimage.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    /// @param hashKey Preimage string.
    function closeDeal(Repo storage repo, uint256 seqOfDeal, string memory hashKey)
        public onlyCleared(repo, seqOfDeal) returns (bool flag)
    {
        if (repo.deals[seqOfDeal].hashLock != keccak256(bytes(hashKey))) {
            revert DealsRepo_WrongInput(bytes32("DR_HashKeyNotCorrect"));
        }

        return _closeDeal(repo, seqOfDeal);
    }

    /// @notice Close a locked deal directly.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    function directCloseDeal(Repo storage repo, uint seqOfDeal)
        public returns (bool flag)
    {
        if (repo.deals[seqOfDeal].body.state != uint8(StateOfDeal.Locked)) {
            revert DealsRepo_WrongState(bytes32("DR_DealNotLocked"));
        }

        return _closeDeal(repo, seqOfDeal);
    }

    function _closeDeal(Repo storage repo, uint seqOfDeal)
        private returns(bool flag)
    {

        Deal storage deal = repo.deals[seqOfDeal];

        if (block.timestamp >= deal.head.closingDeadline) {
            revert DealsRepo_WrongState(bytes32("DR_MissedDeadline"));
        }

        deal.body.state = uint8(StateOfDeal.Closed);

        _increaseCounterOfClosedDeal(repo);

        flag = (counterOfDeal(repo) == counterOfClosedDeal(repo));
    }

    /// @notice Terminate a locked/cleared deal.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    function terminateDeal(Repo storage repo, uint256 seqOfDeal) public returns(bool flag){
        Body storage body = repo.deals[seqOfDeal].body;

        if (body.state != uint8(StateOfDeal.Locked) && body.state != uint8(StateOfDeal.Cleared)) {
            revert DealsRepo_WrongState(bytes32("DR_DealNotLockedOrCleared"));
        }

        body.state = uint8(StateOfDeal.Terminated);

        _increaseCounterOfClosedDeal(repo);
        flag = (counterOfDeal(repo) == counterOfClosedDeal(repo));
    }

    /// @notice Accept a free gift deal.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    function takeGift(Repo storage repo, uint256 seqOfDeal)
        public returns (bool flag)
    {
        Deal storage deal = repo.deals[seqOfDeal];

        if (deal.head.typeOfDeal != uint8(TypeOfDeal.FreeGift)) {
            revert DealsRepo_WrongState(bytes32("DR_NotGiftDeal"));
        }

        if (repo.deals[deal.head.preSeq].body.state != uint8(StateOfDeal.Closed)) {
            revert DealsRepo_WrongState(bytes32("DR_CapitalIncreaseNotClosed"));
        }

        if (deal.body.state != uint8(StateOfDeal.Locked)) {
            revert DealsRepo_WrongState(bytes32("DR_DealNotLocked"));
        }

        deal.body.state = uint8(StateOfDeal.Closed);

        _increaseCounterOfClosedDeal(repo);
        flag = (counterOfDeal(repo) == counterOfClosedDeal(repo));
    }

    function _increaseCounterOfClosedDeal(Repo storage repo) private {
        repo.deals[0].head.seqOfDeal++;
    }

    /// @notice Calculate composite IA type.
    /// @param repo Storage repo.
    function calTypeOfIA(Repo storage repo) public {
        uint[3] memory types;

        uint[] memory seqList = repo.seqList.values();
        uint len = seqList.length;

        while (len > 0) {
            uint typeOfDeal = repo.deals[seqList[len-1]].head.typeOfDeal;
            len--;

            if (typeOfDeal == 1) {
                if (types[0] == 0) types[0] = 1;
                continue;
            } else if (typeOfDeal == 2) {
                if (types[1] == 0) types[1] = 2;
                continue;
            } else if (typeOfDeal == 3) {
                if (types[2] == 0) types[2] = 3;
                continue;
            }
        }

        uint8 sum = uint8(types[0] + types[1] + types[2]);
        repo.deals[0].head.typeOfDeal = (sum == 3)
                ? (types[2] == 0)
                    ? 7
                    : 3
                : sum;
    }

    /// @notice Close an approved deal by buyer payment.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    /// @param caller Buyer user number.
    function payOffApprovedDeal(
        Repo storage repo,
        uint seqOfDeal,
        uint caller
    ) public returns (bool flag){

        Deal storage deal = repo.deals[seqOfDeal];

        if (deal.head.typeOfDeal == uint8(TypeOfDeal.FreeGift)) {
            revert DealsRepo_WrongState(bytes32("DR_FreeGift"));
        }

        if (caller != deal.body.buyer) {
            revert DealsRepo_WrongParty(bytes32("DR_NotBuyer"));
        }

        if (deal.body.state != uint8(StateOfDeal.Locked) &&
            deal.body.state != uint8(StateOfDeal.Cleared)) {
            revert DealsRepo_WrongState(bytes32("DR_DealNotLockedOrCleared"));
        }

        if (block.timestamp >= deal.head.closingDeadline) {
            revert DealsRepo_WrongState(bytes32("DR_MissedClosingDeadline"));
        }

        deal.body.state = uint8(StateOfDeal.Closed);

        _increaseCounterOfClosedDeal(repo);

        flag = (counterOfDeal(repo) == counterOfClosedDeal(repo));
    }

    /// @notice Request price difference for a share.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    /// @param seqOfShare Share sequence.
    function requestPriceDiff(
        Repo storage repo,
        uint seqOfDeal,
        uint seqOfShare
    ) public dealExist(repo, seqOfDeal) {
        if (repo.priceDiffRequested[seqOfDeal][seqOfShare]) {
            revert DealsRepo_WrongState(bytes32("DR_RedundantRequests"));
        }
        repo.priceDiffRequested[seqOfDeal][seqOfShare] = true;
    }

    //  ##########################
    //  ##       Read I/O       ##
    //  ##########################

    /// @notice Get composite IA type.
    /// @notice Get composite IA type.
    /// @param repo Storage repo.
    function getTypeOfIA(Repo storage repo) external view returns (uint8) {
        return repo.deals[0].head.typeOfDeal;
    }

    /// @notice Get deal counter.
    /// @notice Get deal counter.
    /// @param repo Storage repo.
    function counterOfDeal(Repo storage repo) public view returns (uint16) {
        return repo.deals[0].head.preSeq;
    }

    /// @notice Get closed deal counter.
    /// @notice Get closed deal counter.
    /// @param repo Storage repo.
    function counterOfClosedDeal(Repo storage repo) public view returns (uint16) {
        return repo.deals[0].head.seqOfDeal;
    }

    /// @notice Check whether a deal exists.
    /// @notice Check whether a deal exists.
    /// @param repo Storage repo.
    /// @param seqOfDeal Deal sequence.
    function isDeal(Repo storage repo, uint256 seqOfDeal) public view returns (bool) {
        return repo.seqList.contains(seqOfDeal);
    }

    /// @notice Get deal by sequence.
    /// @notice Get deal by sequence.
    /// @param repo Storage repo.
    /// @param seq Deal sequence.
    function getDeal(Repo storage repo, uint256 seq)
        external view dealExist(repo, seq) returns (Deal memory)
    {
        return repo.deals[seq];
    }

    /// @notice Get deal sequence list.
    /// @notice Get deal sequence list.
    /// @param repo Storage repo.
    function getSeqList(Repo storage repo) external view returns (uint[] memory) {
        return repo.seqList.values();
    }
}

Contents

DelegateMap.sol

contracts/lib/books/DelegateMap.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../comps/books/rom/IRegisterOfMembers.sol";
import "../../comps/books/rod/IRegisterOfDirectors.sol";

/// @title DelegateMap
/// @notice Library for managing delegation relationships and derived voting weight.
library DelegateMap {

    /// @notice Aggregated info for delegated leaves.
    struct LeavesInfo {
        uint64 weight;
        uint32 emptyHead;
    }

    /// @notice Voter delegation data.
    struct Voter {
        uint40 delegate;
        uint64 weight;
        uint64 repWeight;
        uint32 repHead;
        uint[] principals;
    }

    /// @notice Delegate map storage.
    struct Map {
        mapping(uint256 => Voter) voters;
    }

    // #################
    // ##    Error    ##
    // #################

    error DelegateMap_WrongInput(bytes32 reason);

    // #################
    // ##    Write    ##
    // #################

    /// @notice Entrust a delegate for a principal.
    /// @param map Storage map.
    /// @param principal Principal account id (> 0).
    /// @param delegate Delegate account id (> 0, != principal).
    /// @param weight Voting weight of principal (>= 0).
    function entrustDelegate(
        Map storage map,
        uint principal,
        uint delegate,
        uint weight
    ) public returns (bool flag) {
        if (principal == 0) {
            revert DelegateMap_WrongInput(bytes32("DM_ZeroPrincipal"));
        }
        if (delegate == 0) {
            revert DelegateMap_WrongInput(bytes32("DM_ZeroDelegate"));
        }
        if (principal == delegate) {
            revert DelegateMap_WrongInput(bytes32("DM_SelfDelegate"));
        }

        if (map.voters[principal].delegate == 0 &&
            map.voters[delegate].delegate == 0)
        {
            Voter storage p = map.voters[principal];
            Voter storage d = map.voters[delegate];

            p.delegate = uint40(delegate);
            p.weight = uint64(weight);

            d.repHead += (p.repHead + 1);
            d.repWeight += (p.repWeight + p.weight);

            d.principals.push(uint40(principal));
            _consolidatePrincipals(p.principals, d);

            flag = true;
        }
    }

    /// @dev Append principals list to delegate record.
    function _consolidatePrincipals(uint[] memory principals, Voter storage d) private {
        uint len = principals.length;

        while (len > 0) {
            d.principals.push(principals[len-1]);
            len--;
        }
    }

    // #################
    // ##    Read     ##
    // #################

    /// @notice Resolve the final delegate of an account (walks delegation chain).
    /// @param map Storage map.
    /// @param acct Account id (> 0).
    function getDelegateOf(Map storage map, uint acct)
        public
        view
        returns (uint d)
    {
        while (acct > 0) {
            d = acct;
            acct = map.voters[d].delegate;
        }
    }

    /// @notice Update delegate weights based on member votes at a date.
    /// @param map Storage map.
    /// @param acct Account id (> 0).
    /// @param baseDate Snapshot timestamp.
    /// @param _rom Register of members.
    function updateLeavesWeightAtDate(Map storage map, uint256 acct, uint baseDate, IRegisterOfMembers _rom)
        public
    {
        LeavesInfo memory info;
        Voter storage voter = map.voters[acct];

        uint[] memory leaves = voter.principals;
        uint256 len = leaves.length;

        while (len > 0) {
            uint64 w = _rom.votesAtDate(leaves[len-1], baseDate);
            if (w > 0) {
                info.weight += w;
            } else {
                info.emptyHead++;
            }
            len--;
        }

        voter.weight = _rom.votesAtDate(acct, baseDate);
        voter.repWeight = info.weight;
        voter.repHead = uint32(leaves.length) - info.emptyHead;
    }

    /// @notice Update delegate headcount based on director membership.
    /// @param map Storage map.
    /// @param acct Account id (> 0).
    /// @param _rod Register of directors.
    function updateLeavesHeadcountOfDirectors(Map storage map, uint256 acct, IRegisterOfDirectors _rod)
        public
    {
        uint[] memory leaves = map.voters[acct].principals;
        uint256 len = leaves.length;

        uint32 repHead;
        while (len > 0) {
            if (_rod.isDirector(leaves[len-1])) repHead++;
            len--;
        }

        map.voters[acct].repHead = repHead;
    }
}

Contents

DocsRepo.sol

contracts/lib/books/DocsRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

/// @notice typeOfDoc numbering rules (uint32): four 8-bit segments shown as two hex chars each.
/// @dev Bit ranges (MSB -> LSB):
///      (0~7)   Domain: RegCenter, Comps, Funds, OpenZeppelin, ...
///      (8~15)  Category: Libraries, Routers, Keepers, Registers, Utils, ...
///      (16~23) Feature: GeneralKeeper, ROAKeeper, ROCKeeper, ...
///      (24~32) Interface variants: e.g. GeneralKeeper -> PrivateComp, ListedComp, ListedOpenComp, ...
/// @dev For proxy upgrades, the top 24 bits (0~23) must match; only interface variants may differ.

pragma solidity ^0.8.24;

/// @title DocsRepo - TypeOfDoc: 0x01010201 (Domain: RegCenter, Category: Libraries, Feature: DocsRepo, Interface: v1)
/// @notice In-memory indexed repository of document templates, proxies, and clones.
/// @dev Stores document metadata (Head) and body addresses in nested mappings keyed by
///      typeOfDoc -> version -> seqOfDoc. Provides registration, upgrade, and query helpers.

import "../../comps/common/access/IOwnable.sol";
import "../../openzeppelin/proxy/ERC1967/ERC1967Proxy.sol";
import "../../openzeppelin/utils/structs/EnumerableSet.sol";

library DocsRepo {
    using EnumerableSet for EnumerableSet.UintSet;

    /// @notice Document header metadata encoded in a 32-byte identifier.
    /// @dev Fields are packed when encoded via {codifyHead}.
    struct Head {
        uint32 typeOfDoc;
        uint32 version;
        uint64 seqOfDoc;
        uint40 author;
        uint40 creator;
        uint48 createDate;
    }

    /// @notice Minimal body reference for a document instance.
    /// @dev `version` and `seq` are used to link upgrades.
    struct Body {
        uint32 version;
        uint64 seq;
        address addr;
    }

    /// @notice Full document tuple (header + body).
    struct Doc {
        Head head;
        address body;
    }

    /// @notice Repository storage container.
    /// @dev `bodies[type][version][seq]` stores the body address for a specific doc instance.
    ///      `heads[body]` stores the header for a given body address.
    struct Repo {
        // typeOfDoc => version => seqOfDoc => Body
        mapping(uint256 => mapping(uint256 => mapping(uint256 => Body))) bodies;
        // body address => Head
        mapping(address => Head) heads;
        // typeOfDoc set
        EnumerableSet.UintSet typesList;
    }

    //#####################
    //##  Error & Event  ##
    //#####################

    error DocsRepo_WrongInput(bytes32 reason);

    error DocsRepo_WrongState(bytes32 reason);

    error DocsRepo_WrongParty(bytes32 reason);

    //##################
    //##  Write I/O   ##
    //##################

    /// @notice Decode a document identifier into a {Head}.
    /// @param sn Encoded document identifier.
    /// @return head Decoded document header.
    function snParser(bytes32 sn) public pure returns(Head memory head) {
        uint _sn = uint(sn);

        head.typeOfDoc = uint32(_sn >> 224);
        head.version = uint32(_sn >> 192);
        head.seqOfDoc = uint64(_sn >> 128);
        head.author = uint40(_sn >> 88);
    }

    /// @notice Encode a {Head} into a 32-byte identifier.
    /// @param head Document header.
    /// @return sn Encoded identifier.
    function codifyHead(Head memory head) public pure returns(bytes32 sn) {
        bytes memory _sn = abi.encodePacked(
                            head.typeOfDoc,
                            head.version,
                            head.seqOfDoc,
                            head.author,
                            head.creator,
                            head.createDate);
        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    function getTypeByName(bytes memory name) public pure returns(uint typeOfDoc) {
        if (name.length == 0)
            revert DocsRepo_WrongInput(bytes32("DR_ZeroDocName"));
        typeOfDoc = uint32(uint(keccak256(name)));
    }

    /// @notice Register a template contract for a document type.
    /// @dev Creates version=1..n and seqOfDoc=0 for templates.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type (must be > 0).
    /// @param body Template contract address (non-zero, not registered).
    /// @param author Author userNo (must be > 0).
    /// @param caller Creator userNo (must be > 0).
    /// @return head The created template header.
    function setTemplate(
        Repo storage repo,
        uint typeOfDoc,
        address body,
        uint author,
        uint caller
    ) public returns (Head memory head) {
        head.typeOfDoc = uint32(typeOfDoc);
        head.author = uint40(author);
        head.creator = uint40(caller);

        if (body == address(0))
            revert DocsRepo_WrongInput(bytes32("DR_ZeroBody"));

        if (repo.heads[body].typeOfDoc != 0)
            revert DocsRepo_WrongInput(bytes32("DR_AlreadyRegistered"));

        if (head.typeOfDoc == 0)
            revert DocsRepo_WrongInput(bytes32("DR_ZeroType"));

        if (head.author == 0)
            revert DocsRepo_WrongInput(bytes32("DR_ZeroAuthor"));

        if (head.creator == 0)
            revert DocsRepo_WrongInput(bytes32("DR_ZeroCreator"));

        repo.typesList.add(head.typeOfDoc);

        head.version = _increaseCounterOfVersions(repo, head.typeOfDoc);
        head.createDate = uint48(block.timestamp);

        repo.bodies[head.typeOfDoc][head.version][0].addr = body;
        repo.heads[body] = head;
    }

    /// @notice Check if a proxy points to the given template implementation.
    /// @param temp Template implementation address.
    /// @param proxy Proxy address.
    /// @return True if proxy implementation equals template.
    function _isProxy(
        address temp, address proxy
    ) public view returns(bool) {
        return temp == IOwnable(proxy).getImplementation();
    }

    /// @notice Internal helper to register a document instance.
    /// @param repo Repository storage.
    /// @param doc Document instance (head + body).
    function _regDoc(
        Repo storage repo,
        Doc memory doc
    ) private {
        doc.head.seqOfDoc = _increaseCounterOfDocs(repo, doc.head.typeOfDoc, doc.head.version);
        doc.head.createDate = uint48(block.timestamp);

        repo.bodies[doc.head.typeOfDoc][doc.head.version][doc.head.seqOfDoc].addr = doc.body;
        repo.heads[doc.body] = doc.head;
    }

    /// @notice Register a proxy instance created externally.
    /// @param repo Repository storage.
    /// @param temp Template implementation address (must exist).
    /// @param proxy Proxy address to register (non-zero, not already registered).
    /// @param caller Creator userNo (must be > 0).
    /// @return doc Registered document instance.
    function regProxy(
        Repo storage repo,
        address temp,
        address proxy,
        uint caller
    ) public returns (Doc memory doc) {
        if (caller == 0)
            revert DocsRepo_WrongInput(bytes32("DR_ZeroCreator"));
        if (!tempExist(repo, temp))
            revert DocsRepo_WrongInput(bytes32("DR_TempNotExist"));
        if (proxy == address(0))
            revert DocsRepo_WrongInput(bytes32("DR_ZeroProxy"));
        if (docExist(repo, proxy))
            revert DocsRepo_WrongInput(bytes32("DR_AlreadyRegistered"));
        if (!_isProxy(temp, proxy))
            revert DocsRepo_WrongInput(bytes32("DR_WrongTemplate"));

        doc.head = repo.heads[temp];
        doc.head.creator = uint40(caller);
        doc.body = proxy;

        _regDoc(repo, doc);

    }

    /// @notice Create and register a minimal-proxy clone of a template.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @param creator Creator userNo (must be > 0).
    /// @return doc Registered document instance.
    function cloneDoc(
        Repo storage repo,
        uint typeOfDoc,
        uint version,
        uint creator
    ) public returns (Doc memory doc)
    {
        doc = getTemp(repo, typeOfDoc, version);
        doc.head.creator = uint40(creator);

        if (doc.head.creator == 0)
            revert DocsRepo_WrongInput(bytes32("DR_ZeroCreator"));

        doc.body = _createClone(doc.body);

        if (doc.body == address(0))
            revert DocsRepo_WrongInput(bytes32("DR_ZeroProxy"));

        _regDoc(repo, doc);
    }

    /// @notice Create and register an ERC1967 proxy initialized via `initialize`.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @param creator Creator userNo (must be > 0).
    /// @return doc Registered document instance.
    function proxyDoc(
        Repo storage repo,
        uint typeOfDoc,
        uint version,
        uint creator
    ) public returns (Doc memory doc) {
        doc = getTemp(repo, typeOfDoc, version);
        doc.head.creator = uint40(creator);
        if (doc.head.creator == 0)
            revert DocsRepo_WrongInput(bytes32("DR_ZeroCreator"));

        bytes memory data = abi.encodeWithSignature(
                    "initialize(address,address)",
                    msg.sender,
                    address(this)
                );

        doc.body = address(new ERC1967Proxy(doc.body, data));

        _regDoc(repo, doc);
    }

    /// @notice Register a proxy upgrade to a new template version.
    /// @param repo Repository storage.
    /// @param temp New template implementation (must exist).
    /// @param proxy Existing proxy address (must be registered).
    /// @return doc Registered upgraded document instance.
    function upgradeDoc(
        Repo storage repo,
        address temp,
        address proxy
    ) public returns (Doc memory doc) {
        if (!tempExist(repo, temp))
            revert DocsRepo_WrongInput(bytes32("DR_TempNotExist"));

        if (!docExist(repo, proxy))
            revert DocsRepo_WrongInput(bytes32("DR_ProxyNotExist"));

        doc.head = repo.heads[temp];
        doc.body = proxy;

        Head memory oldHead = repo.heads[proxy];

        if (oldHead.typeOfDoc != doc.head.typeOfDoc)
            revert DocsRepo_WrongInput(bytes32("DR_WrongTemplate"));

        if (oldHead.version == doc.head.version)
            revert DocsRepo_WrongInput(bytes32("DR_WrongVersion"));

        if (!_isProxy(temp, proxy))
            revert DocsRepo_WrongInput(bytes32("DR_WrongTemplate"));

        _regDoc(repo, doc);

        Body storage oldBody =
            repo.bodies[oldHead.typeOfDoc][oldHead.version][oldHead.seqOfDoc];

        oldBody.addr = address(0);
        oldBody.version = doc.head.version;
        oldBody.seq = doc.head.seqOfDoc;
    }

    /// @notice Transfer IPR by updating author for a template.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @param transferee New author userNo.
    /// @param caller Caller userNo (must equal current author).
    function transferIPR(
        Repo storage repo,
        uint typeOfDoc,
        uint version,
        uint transferee,
        uint caller
    ) public {
        if (caller != getAuthor(repo, typeOfDoc, version))
            revert DocsRepo_WrongParty(bytes32("DR_NotAuthor"));

        repo.heads[repo.bodies[typeOfDoc][version][0].addr].author = uint40(transferee);
    }

    /// @notice Increment template version counter for a document type.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @return New version (uint32), wraps to 1 on overflow.
    function _increaseCounterOfVersions(
        Repo storage repo,
        uint256 typeOfDoc
    ) private returns(uint32) {

        unchecked {
            repo.bodies[typeOfDoc][0][0].seq =
                repo.bodies[typeOfDoc][0][0].seq == type(uint32).max
                    ? 1
                    : repo.bodies[typeOfDoc][0][0].seq + 1;
        }

        return uint32(repo.bodies[typeOfDoc][0][0].seq);
    }

    /// @notice Increment doc instance counter for a document type/version.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @return New seqOfDoc (uint64), wraps to 1 on overflow.
    function _increaseCounterOfDocs(
        Repo storage repo,
        uint256 typeOfDoc,
        uint256 version
    ) private returns(uint64) {
        unchecked {
            repo.bodies[typeOfDoc][version][0].seq =
                repo.bodies[typeOfDoc][version][0].seq == type(uint64).max
                    ? 1
                    : repo.bodies[typeOfDoc][version][0].seq + 1;
        }
        return repo.bodies[typeOfDoc][version][0].seq;
    }

    // ==== CloneFactory ====

/*
The MIT License (MIT)
Copyright (c) 2018 Murray Software, LLC.
Permission is hereby granted, free of charge, to any person obtaining a copy of this software and associated documentation files (the
"Software"), to deal in the Software without restriction, including without limitation the rights to use, copy, modify, merge, publish, distribute, sublicense, and/or sell copies of the Software, and to permit persons to whom the Software is furnished to do so, subject to the following conditions:
The above copyright notice and this permission notice shall be included in all copies or substantial portions of the Software.
THE SOFTWARE IS PROVIDED "AS IS", WITHOUT WARRANTY OF ANY KIND, EXPRESS
OR IMPLIED, INCLUDING BUT NOT LIMITED TO THE WARRANTIES OF
MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT.
IN NO EVENT SHALL THE AUTHORS OR COPYRIGHT HOLDERS BE LIABLE FOR ANY
CLAIM, DAMAGES OR OTHER LIABILITY, WHETHER IN AN ACTION OF CONTRACT,
TORT OR OTHERWISE, ARISING FROM, OUT OF OR IN CONNECTION WITH THE
SOFTWARE OR THE USE OR OTHER DEALINGS IN THE SOFTWARE.
*/
//solhint-disable max-line-length
//solhint-disable no-inline-assembly

    /// @notice Create an EIP-1167 minimal proxy clone of `temp`.
    /// @param temp Template implementation address.
    /// @return result Clone address (zero on failure).
    function _createClone(address temp) private returns (address result) {
        bytes20 tempBytes = bytes20(temp);
        assembly {
            let clone := mload(0x40)
            mstore(
                clone,
                0x3d602d80600a3d3981f3363d3d373d3d3d363d73000000000000000000000000
            )
            mstore(add(clone, 0x14), tempBytes)
            mstore(
                add(clone, 0x28),
                0x5af43d82803e903d91602b57fd5bf30000000000000000000000000000000000
            )
            result := create(0, clone, 0x37)
        }
    }

    /// @notice Check if `query` is an EIP-1167 clone of `temp`.
    /// @param temp Template implementation address.
    /// @param query Address to test.
    /// @return result True if `query` is a clone of `temp`.
    function _isClone(address temp, address query)
        private view returns (bool result)
    {
        bytes20 tempBytes = bytes20(temp);
        assembly {
            let clone := mload(0x40)
            mstore(
                clone,
                0x363d3d373d3d3d363d7300000000000000000000000000000000000000000000
            )
            mstore(add(clone, 0xa), tempBytes)
            mstore(
                add(clone, 0x1e),
                0x5af43d82803e903d91602b57fd5bf30000000000000000000000000000000000
            )

            let other := add(clone, 0x40)
            extcodecopy(query, other, 0, 0x2d)
            result := and(
                eq(mload(clone), mload(other)),
                eq(mload(add(clone, 0xd)), mload(add(other, 0xd)))
            )
        }
    }

    //##################
    //##   read I/O   ##
    //##################

    // ---- TypeOfDoc ----

    /// @notice Get number of document types.
    /// @param repo Repository storage.
    /// @return Number of types.
    function counterOfTypes(Repo storage repo) public view returns(uint32) {
        return uint32(repo.typesList.length());
    }

    /// @notice Check if a document type exists.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @return True if exists.
    function typeExist(Repo storage repo, uint typeOfDoc) public view returns(bool) {
        return repo.typesList.contains(typeOfDoc);
    }

    /// @notice Get all document types.
    /// @param repo Repository storage.
    /// @return Array of document types.
    function getTypesList(Repo storage repo) public view returns(uint[] memory) {
        return repo.typesList.values();
    }

    // ---- Counters ----

    /// @notice Get latest version for a document type.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @return Latest version counter.
    function counterOfVersions(Repo storage repo, uint typeOfDoc) public view returns(uint32) {
        return uint32(repo.bodies[uint32(typeOfDoc)][0][0].seq);
    }

    /// @notice Get count of docs for a document type/version.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @return Latest doc counter.
    function counterOfDocs(Repo storage repo, uint typeOfDoc, uint version) public view returns(uint64) {
        return repo.bodies[uint32(typeOfDoc)][uint32(version)][0].seq;
    }

    // ---- Authors ----

    /// @notice Get author userNo for a template.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @return Author userNo.
    function getAuthor(
        Repo storage repo,
        uint typeOfDoc,
        uint version
    ) public view returns(uint40) {
        address temp = repo.bodies[typeOfDoc][version][0].addr;

        if (temp == address(0))
            revert DocsRepo_WrongState(bytes32("DR_ZeroTemp"));

        return repo.heads[temp].author;
    }

    /// @notice Get author userNo by body address.
    /// @param repo Repository storage.
    /// @param body Document body address.
    /// @return Author userNo.
    function getAuthorByBody(
        Repo storage repo,
        address body
    ) public view returns(uint40) {
        Head memory head = getHeadByBody(repo, body);
        return getAuthor(repo, head.typeOfDoc, head.version);
    }

    // ---- Temps ----

    /// @notice Check if a template exists for a body address.
    /// @param repo Repository storage.
    /// @param body Template address.
    /// @return True if exists.
    function tempExist(Repo storage repo, address body) public view returns(bool) {
        Head memory head = repo.heads[body];
        if (   body == address(0)
            || head.typeOfDoc == 0
            || head.version == 0
            || head.seqOfDoc != 0
        ) return false;

        return repo.bodies[head.typeOfDoc][head.version][0].addr == body;
    }

    /// @notice Get template document for a type/version.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @return doc Template document.
    function getTemp(
        Repo storage repo,
        uint typeOfDoc, uint version
    ) public view returns(Doc memory doc) {
        doc.body = repo.bodies[uint32(typeOfDoc)][uint32(version)][0].addr;
        doc.head = repo.heads[doc.body];

        if (!tempExist(repo, doc.body))
            revert DocsRepo_WrongState(bytes32("DR_TempNotExist"));
    }

    /// @notice Get all templates for a document type.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @return Array of templates ordered by version.
    function getVersionsList(
        Repo storage repo,
        uint typeOfDoc
    ) public view returns(Doc[] memory)
    {
        uint32 len = counterOfVersions(repo, typeOfDoc);
        Doc[] memory out = new Doc[](len);

        while (len > 0) {
            out[len - 1] = getTemp(repo, uint32(typeOfDoc), len);
            len--;
        }

        return out;
    }

    // ---- Docs ----

    /// @notice Check if a document instance exists for a body address.
    /// @param repo Repository storage.
    /// @param body Document body address.
    /// @return True if exists.
    function docExist(Repo storage repo, address body) public view returns(bool) {
        Head memory head = repo.heads[body];
        if (   body == address(0)
            || head.typeOfDoc == 0
            || head.version == 0
            || head.seqOfDoc == 0
        ) return false;

        return repo.bodies[head.typeOfDoc][head.version][head.seqOfDoc].addr == body;
    }

    /// @notice Get header by body address.
    /// @param repo Repository storage.
    /// @param body Document body address.
    /// @return Header (zeroed if not found).
    function getHeadByBody(
        Repo storage repo,
        address body
    ) public view returns (Head memory ) {
        return repo.heads[body];
    }

    /// @notice Get a specific document instance by type/version/seq.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @param seqOfDoc Document sequence number.
    /// @return doc Document instance.
    function getDoc(
        Repo storage repo,
        uint typeOfDoc, uint version, uint seqOfDoc
    ) public view returns(Doc memory doc) {
        doc.body = repo.bodies[uint32(typeOfDoc)][uint32(version)][uint64(seqOfDoc)].addr;
        doc.head = repo.heads[doc.body];
        if (!docExist(repo, doc.body)) {
            revert DocsRepo_WrongState(bytes32("DR_DocNotExist"));
        }
    }

    /// @notice Get all documents for a type/version.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @return Array of documents ordered by seq.
    function getDocsList(
        Repo storage repo,
        uint typeOfDoc, uint version
    ) public view returns(Doc[] memory) {
        Head memory head;
        head.typeOfDoc = uint32(typeOfDoc);
        head.version = uint32(version);

        uint64 len = counterOfDocs(repo, head.typeOfDoc, head.version);
        Doc[] memory out = new Doc[](len);

        while (len > 0) {
            out[len - 1] = getDoc(repo, head.typeOfDoc, head.version, len);
            len--;
        }

        return out;
    }

    // ---- Verification ----

    /// @notice Verify that a document instance is a valid clone or proxy of its template.
    /// @param repo Repository storage.
    /// @param typeOfDoc Document type.
    /// @param version Template version.
    /// @param seqOfDoc Document sequence number.
    /// @return True if the instance matches its template.
    function verifyDoc(
        Repo storage repo,
        uint typeOfDoc, uint version, uint seqOfDoc
    ) public view returns(bool) {
        Head memory head;
        head.typeOfDoc = uint32(typeOfDoc);
        head.version = uint32(version);
        head.seqOfDoc = uint64(seqOfDoc);

        address temp = repo.bodies[head.typeOfDoc][head.version][0].addr;
        address target = repo.bodies[head.typeOfDoc][head.version][head.seqOfDoc].addr;

        return tempExist(repo, temp) && docExist(repo, target) &&
                (_isClone(temp, target) || _isProxy(temp, target));
    }

}

Contents

DTClaims.sol

contracts/lib/books/DTClaims.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title DTClaims
/// @notice Library for drag-along/tag-along claims tracking.
library DTClaims {
    using EnumerableSet for EnumerableSet.UintSet;

    /// @notice Encoded claim head data.
    struct Head {
        uint16 seqOfDeal;
        bool dragAlong;
        uint32 seqOfShare;
        uint64 paid;
        uint64 par;
        uint40 caller;
        uint16 para;
        uint16 argu;
    }

    /// @notice Claim record for a share.
    struct Claim {
        uint8 typeOfClaim;
        uint32 seqOfShare;
        uint64 paid;
        uint64 par;
        uint40 claimer;
        uint48 sigDate;
        bytes32 sigHash;
    }

    /// @notice Pack of claims for a deal and claim type.
    struct Pack {
        //seqOfShare => Claim
        mapping(uint256 => Claim) claims;
        EnumerableSet.UintSet shares;
    }

    /// @notice Claims repository keyed by deal.
    struct Claims {
        // seqOfDeal => drag/tag/merged => Pack
        mapping(uint256 => mapping(uint256 => Pack)) packs;
        EnumerableSet.UintSet deals;
    }

    /// @dev Reverts if deal has no claims.
    /// @param cls Storage claims.
    /// @param seqOfDeal Deal sequence.
    modifier dealExist(Claims storage cls, uint seqOfDeal) {
        if (!hasClaim(cls, seqOfDeal))
            revert DTClaims_WrongState(bytes32("DTC_DealNotExist"));
        _;
    }

    //#################
    //##    Error    ##
    //#################

    error DTClaims_WrongInput(bytes32 reason);

    error DTClaims_WrongState(bytes32 reason);

    //#################
    //##  Write I/O  ##
    //#################

    /// @notice Parse encoded claim head.
    /// @param sn Encoded head bytes32.
    function snParser(bytes32 sn) public pure returns(Head memory head) {
        uint _sn = uint(sn);
        head = Head({
            seqOfDeal: uint16(_sn >> 240),
            dragAlong: bool(uint8(_sn >> 232) == 1),
            seqOfShare: uint32(_sn >> 200),
            paid: uint64(_sn >> 136),
            par: uint64(_sn >> 72),
            caller: uint40(_sn >> 32),
            para: uint16(_sn >> 16),
            argu: uint16(_sn)
        });
    }

    /// @notice Encode claim head into bytes32.
    /// @param head Claim head.
    function codifyHead(Head memory head) public pure returns(bytes32 sn) {
        bytes memory _sn = abi.encodePacked(
                            head.seqOfDeal,
                            head.dragAlong,
                            head.seqOfShare,
                            head.paid,
                            head.par,
                            head.caller,
                            head.para,
                            head.argu
        );

        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    /// @notice Register a drag-along or tag-along claim.
    /// @param cls Storage claims.
    // / @param dragAlong True for drag-along, false for tag-along.
    // / @param seqOfDeal Deal sequence number (> 0).
    // / @param seqOfShare Share sequence number (> 0).
    // / @param paid Paid amount (uint64 range).
    // / @param par Par amount (uint64 range).
    /// @param snOfClaim Encoded claim head.
    // / @param claimer Claimer account id (> 0).
    /// @param sigHash Signature hash.
    function execAlongRight(
        Claims storage cls,
        // bool dragAlong,
        // uint256 seqOfDeal,
        // uint256 seqOfShare,
        // uint paid,
        // uint par,
        bytes32 snOfClaim,
        // uint256 claimer,
        bytes32 sigHash
    ) public {

        Head memory head = snParser(snOfClaim);

        // uint16 intSeqOfDeal = uint16(seqOfDeal);
        if (head.seqOfDeal == 0)
            revert DTClaims_WrongInput(bytes32("DTC_ZeroSeqOfDeal"));

        Claim memory newClaim = Claim({
            typeOfClaim: head.dragAlong ? 0 : 1,
            seqOfShare: head.seqOfShare,
            paid: head.paid,
            par: head.par,
            claimer: head.caller,
            sigDate: uint48(block.timestamp),
            sigHash: sigHash
        });

        if (newClaim.seqOfShare == 0)
            revert DTClaims_WrongInput(bytes32("DTC_ZeroSeqOfShare"));

        Pack storage p = cls.packs[head.seqOfDeal][newClaim.typeOfClaim];

        if (p.shares.add(newClaim.seqOfShare)){

            p.claims[newClaim.seqOfShare] = newClaim;

            cls.deals.add(head.seqOfDeal);

            _consolidateClaimsOfShare(cls, head.seqOfDeal, newClaim);
        }
    }

    /// @dev Consolidate per-share claims into merged pack.
    function _consolidateClaimsOfShare(
        Claims storage cls,
        uint intSeqOfDeal,
        Claim memory newClaim
    ) private {
        Pack storage m = cls.packs[intSeqOfDeal][2];

        if (m.shares.add(newClaim.seqOfShare)) {
            m.claims[newClaim.seqOfShare] = newClaim;
        } else {
            Claim storage mClaim = m.claims[newClaim.seqOfShare];

            mClaim.paid = newClaim.paid > mClaim.paid  ? newClaim.paid :  mClaim.paid;
            mClaim.par = newClaim.par > mClaim.par ? newClaim.par : mClaim.par;

            if (mClaim.typeOfClaim == 0){

                Claim memory tClaim = cls.packs[intSeqOfDeal][1].claims[newClaim.seqOfShare];

                mClaim.typeOfClaim = 1;
                mClaim.claimer = tClaim.claimer;
                mClaim.sigDate = tClaim.sigDate;
                mClaim.sigHash = tClaim.sigHash;
            }
        }
    }

    /// @notice Mark claims of a deal as accepted.
    /// @param cls Storage claims.
    /// @param seqOfDeal Deal sequence number (> 0).
    function acceptAlongClaims(
        Claims storage cls,
        uint seqOfDeal
    ) public returns (Claim[] memory) {
        cls.packs[seqOfDeal][2].claims[0].typeOfClaim = 1;
        return getClaimsOfDeal(cls, seqOfDeal);
    }

    //  ################################
    //  ##       Read I/O             ##
    //  ################################

    /// @notice Check whether a deal has any claims.
    /// @param cls Storage claims.
    /// @param seqOfDeal Deal sequence number (> 0).
    function hasClaim(Claims storage cls, uint seqOfDeal) public view returns(bool) {
        return cls.deals.contains(seqOfDeal);
    }

    /// @notice Get list of deals with claims.
    /// @param cls Storage claims.
    function getDeals(Claims storage cls) public view returns(uint[] memory) {
        return cls.deals.values();
    }

    /// @notice Get all claims of a deal.
    /// @param cls Storage claims.
    /// @param seqOfDeal Deal sequence.
    /// @param seqOfDeal Deal sequence number (> 0).
    function getClaimsOfDeal(
        Claims storage cls,
        uint seqOfDeal
    ) public view dealExist(cls, seqOfDeal) returns(Claim[] memory) {

        Pack storage m = cls.packs[seqOfDeal][2];

        uint[] memory sharesList = m.shares.values();
        uint len = sharesList.length;

        Claim[] memory output = new Claim[](len);

        while (len > 0) {
            output[len - 1] = m.claims[sharesList[len - 1]];
            len --;
        }

        return output;
    }

    /// @notice Check whether a deal has a claim for a share.
    /// @param cls Storage claims.
    /// @param seqOfDeal Deal sequence.
    /// @param seqOfShare Share sequence.
    /// @param seqOfDeal Deal sequence number (> 0).
    /// @param seqOfShare Share sequence number (> 0).
    function hasShare(
        Claims storage cls,
        uint seqOfDeal,
        uint seqOfShare
    ) public view dealExist(cls, seqOfDeal) returns(bool) {
        return cls.packs[seqOfDeal][2].shares.contains(seqOfShare);
    }

    /// @notice Get claim for a specific share.
    /// @param cls Storage claims.
    /// @param seqOfDeal Deal sequence.
    /// @param seqOfShare Share sequence.
    /// @param seqOfDeal Deal sequence number (> 0).
    /// @param seqOfShare Share sequence number (> 0).
    function getClaimForShare(
        Claims storage cls,
        uint seqOfDeal,
        uint seqOfShare
    ) public view returns (Claim memory) {
        if (!hasShare(cls, seqOfDeal, seqOfShare))
            revert DTClaims_WrongState(bytes32("DTC_ShareNotExist"));
        return cls.packs[seqOfDeal][2].claims[seqOfShare];
    }

    /// @notice Check whether all deals' claims are accepted.
    /// @param cls Storage claims.
    function allAccepted(Claims storage cls) public view returns(bool flag) {
        uint[] memory dealsList = cls.deals.values();
        uint len = dealsList.length;

        flag = true;
        while(len > 0) {
            if (cls.packs[dealsList[len - 1]][2].claims[0].typeOfClaim == 0) {
                flag = false;
                break;
            }
            len--;
        }
    }

}

Contents

FilesRepo.sol

contracts/lib/books/FilesRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";
import "./RulesParser.sol";

/// @title FilesRepo
/// @notice Library for managing document file lifecycle and metadata.
/// @dev Stores file records keyed by document contract address.
library FilesRepo {
    using EnumerableSet for EnumerableSet.AddressSet;

    /// @notice File lifecycle state.
    enum StateOfFile {
        ZeroPoint,  // 0
        Created,    // 1
        Circulated, // 2
        Proposed,   // 3
        Approved,   // 4
        Rejected,   // 5
        Closed,     // 6
        Revoked     // 7
    }

    /// @notice Core lifecycle fields and voting windows for a file.
    struct Head {
        uint48 circulateDate;
        uint8 signingDays;
        uint8 closingDays;
        uint16 seqOfVR;
        uint8 frExecDays;
        uint8 dtExecDays;
        uint8 dtConfirmDays;
        uint48 proposeDate;
        uint8 invExitDays;
        uint8 votePrepareDays;
        uint8 votingDays;
        uint8 execDaysForPutOpt;
        uint64 seqOfMotion;
        uint8 state;
    }

    /// @notice Off-chain reference metadata for a file.
    struct Ref {
        bytes32 docUrl;
        bytes32 docHash;
    }

    /// @notice Full file record.
    struct File {
        bytes32 snOfDoc;
        Head head;
        Ref ref;
    }

    /// @notice Repository storage for files.
    struct Repo {
        // Keyed by document contract address.
        mapping(address => File) files;
        // List of registered document contract addresses.
        EnumerableSet.AddressSet filesList;
    }

    //####################
    //##      Error     ##
    //####################

    error FR_WrongInput(bytes32 reason);

    error FR_WrongState(bytes32 reason);

    error FR_Overflow(bytes32 reason);

    //####################
    //##    modifier    ##
    //####################

    /// @dev Reverts if the file is not registered.
    modifier onlyRegistered(Repo storage repo, address body) {
        if (!repo.filesList.contains(body)) {
            revert FR_WrongState(bytes32("FR_DocNotRegistered"));
        }
        _;
    }

    //##################
    //##  Write I/O   ##
    //##################

    /// @notice Register a document file.
    /// @param repo Repository storage.
    /// @param snOfDoc Encoded document identifier.
    /// @param body Document contract address.
    /// @return flag True if the file is newly registered.
    function regFile(Repo storage repo, bytes32 snOfDoc, address body)
        public returns (bool flag)
    {
        if (body == address(0)) {
            revert FR_WrongInput(bytes32("FR_ZeroAddress"));
        }
        if (repo.filesList.add(body)) {

            File storage file = repo.files[body];

            file.snOfDoc = snOfDoc;
            file.head.state = uint8(StateOfFile.Created);
            flag = true;
        }
    }

    /// @notice Circulate a file for signing and voting.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    /// @param signingDays Signing window in days.
    /// @param closingDays Total closing window in days.
    /// @param vr Voting rule parameters.
    /// @param docUrl Document URL hash.
    /// @param docHash Document content hash.
    /// @return head Updated head record.
    function circulateFile(
        Repo storage repo,
        address body,
        uint signingDays,
        uint closingDays,
        RulesParser.VotingRule memory vr,
        bytes32 docUrl,
        bytes32 docHash
    ) public onlyRegistered(repo, body) returns (Head memory head){

        if (repo.files[body].head.state != uint8(StateOfFile.Created)) {
            revert FR_WrongState(bytes32("FR_DocStateNotCreated"));
        }

        head = Head({
            circulateDate: uint48(block.timestamp),
            signingDays: uint8(signingDays),
            closingDays: uint8(closingDays),
            seqOfVR: vr.seqOfRule,
            frExecDays: vr.frExecDays,
            dtExecDays: vr.dtExecDays,
            dtConfirmDays: vr.dtConfirmDays,
            proposeDate: 0,
            invExitDays: vr.invExitDays,
            votePrepareDays: vr.votePrepareDays,
            votingDays: vr.votingDays,
            execDaysForPutOpt: vr.execDaysForPutOpt,
            seqOfMotion: 0,
            state: uint8(StateOfFile.Circulated)
        });

        if (head.signingDays == 0) {
            revert FR_WrongInput(bytes32("FR_ZeroSigningDays"));
        }

        if (head.closingDays < signingDays + vr.frExecDays + vr.dtExecDays + vr.dtConfirmDays +
                vr.invExitDays + vr.votePrepareDays + vr.votingDays) {
            revert FR_Overflow(bytes32("FR_ExceedingClosingDays"));
        }

        File storage file = repo.files[body];

        file.head = head;

        if (docUrl != bytes32(0) || docHash != bytes32(0)){
            file.ref = Ref({
                docUrl: docUrl,
                docHash: docHash
            });
        }
        return file.head;
    }

    /// @notice Propose a circulated file for voting.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    /// @param seqOfMotion Motion sequence number.
    /// @return Updated head record.
    function proposeFile(
        Repo storage repo,
        address body,
        uint64 seqOfMotion
    ) public onlyRegistered(repo, body) returns(Head memory){

        if (repo.files[body].head.state != uint8(StateOfFile.Circulated)) {
            revert FR_WrongState(bytes32("FR_DocNotCirculated"));
        }

        uint48 timestamp = uint48(block.timestamp);

        if (timestamp < dtExecDeadline(repo, body)) {
            revert FR_WrongState(bytes32("FR_StillInDtExecPeriod"));
        }

        File storage file = repo.files[body];

        if (!(timestamp < terminateStartpoint(repo, body) || (file.head.frExecDays
             + file.head.dtExecDays + file.head.dtConfirmDays) == 0)) {
            revert FR_WrongState(bytes32("FR_MissedProposeDeadline"));
        }

        file.head.proposeDate = timestamp;
        file.head.seqOfMotion = seqOfMotion;
        file.head.state = uint8(StateOfFile.Proposed);

        return file.head;
    }

    /// @notice Record vote counting result for a proposed file.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    /// @param approved True if approved.
    function voteCountingForFile(
        Repo storage repo,
        address body,
        bool approved
    ) public onlyRegistered(repo, body) {

        if (repo.files[body].head.state != uint8(StateOfFile.Proposed)) {
            revert FR_WrongState(bytes32("FR_DocNotProposed"));
        }

        File storage file = repo.files[body];

        file.head.state = approved ?
            uint8(StateOfFile.Approved) : uint8(StateOfFile.Rejected);
    }

    /// @notice Execute an approved file.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    function execFile(
        Repo storage repo,
        address body
    ) public onlyRegistered(repo, body) {

        File storage file = repo.files[body];

        if (file.head.state != uint8(StateOfFile.Approved)) {
            revert FR_WrongState(bytes32("FR_DocNotApproved"));
        }

        uint48 timestamp = uint48(block.timestamp);

        if (timestamp >= closingDeadline(repo, body)) {
            revert FR_WrongState(bytes32("FR_MissedClosingDeadline"));
        }

        file.head.state = uint8(StateOfFile.Closed);
    }

    /// @notice Revoke a file.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    function terminateFile(
        Repo storage repo,
        address body
    ) public onlyRegistered(repo, body) {

        File storage file = repo.files[body];

        if (file.head.state == uint8(StateOfFile.Closed)) {
            revert FR_WrongState(bytes32("FR_DocClosed"));
        }

        file.head.state = uint8(StateOfFile.Revoked);
    }

    /// @notice Force set file state.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    /// @param state New state value.
    function setStateOfFile(Repo storage repo, address body, uint state)
        public onlyRegistered(repo, body)
    {
        repo.files[body].head.state = uint8(state);
    }

    //##################
    //##   read I/O   ##
    //##################

    /// @notice Get signing deadline timestamp.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    function signingDeadline(Repo storage repo, address body)
        public view returns (uint48) {

        File storage file = repo.files[body];

        return file.head.circulateDate + uint48(file.head.signingDays) * 86400;
    }

    /// @notice Get closing deadline timestamp.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    function closingDeadline(Repo storage repo, address body)
        public view returns (uint48) {

        File storage file = repo.files[body];

        return file.head.circulateDate + uint48(file.head.closingDays) * 86400;
    }

    /// @notice Get first execution deadline timestamp.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    function frExecDeadline(Repo storage repo, address body)
        public view returns (uint48) {

        File storage file = repo.files[body];

        return file.head.circulateDate + uint48(file.head.signingDays +
            file.head.frExecDays) * 86400;
    }

    /// @notice Get second execution deadline timestamp.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    function dtExecDeadline(Repo storage repo, address body)
        public view returns (uint48) {

        File storage file = repo.files[body];

        return file.head.circulateDate + uint48(file.head.signingDays +
            file.head.frExecDays + file.head.dtExecDays) * 86400;
    }

    /// @notice Get termination start timestamp.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    function terminateStartpoint(Repo storage repo, address body)
        public view returns (uint48) {

        File storage file = repo.files[body];

        return file.head.circulateDate + (uint48(file.head.signingDays +
            file.head.frExecDays + file.head.dtExecDays + file.head.dtConfirmDays)) * 86400;
    }

    /// @notice Get voting deadline timestamp.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    function votingDeadline(Repo storage repo, address body)
        public view returns (uint48) {

        File storage file = repo.files[body];

        return file.head.proposeDate + (uint48(file.head.invExitDays +
            file.head.votePrepareDays + file.head.votingDays)) * 86400;
    }

    /// @notice Check if a file is registered.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    function isRegistered(Repo storage repo, address body) public view returns (bool) {
        return repo.filesList.contains(body);
    }

    /// @notice Get number of registered files.
    /// @param repo Repository storage.
    function qtyOfFiles(Repo storage repo) public view returns (uint256) {
        return repo.filesList.length();
    }

    /// @notice Get list of registered file addresses.
    /// @param repo Repository storage.
    function getFilesList(Repo storage repo) public view returns (address[] memory) {
        return repo.filesList.values();
    }

    /// @notice Get file record by address.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    function getFile(Repo storage repo, address body) public view returns (File memory) {
        return repo.files[body];
    }

    /// @notice Get file header by address.
    /// @param repo Repository storage.
    /// @param body Document contract address.
    function getHeadOfFile(Repo storage repo, address body)
        public view onlyRegistered(repo, body) returns (Head memory)
    {
        return repo.files[body].head;
    }

}

Contents

FRClaims.sol

contracts/lib/books/FRClaims.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../comps/books/rom/IRegisterOfMembers.sol";

/// @title FRClaims
/// @notice Library for first-refusal claims tracking and allocation.
library FRClaims {

    /// @notice Claim record for a deal.
    struct Claim {
        uint16 seqOfDeal;
        uint40 claimer;
        uint64 weight;
        uint64 ratio;
        uint48 sigDate;
        bytes32 sigHash;
    }

    /// @notice Package of claims for a deal.
    struct Package {
        uint64 sumOfWeight;
        Claim[] claims;
        mapping(uint256 => bool) isClaimer;
    }

    // packages[0] {
    //     claims: deals;
    //     isClaimer: isClaimer;
    // }

    /// @notice Claims repository keyed by deal.
    struct Claims {
        // seqOfDeal => Package
        mapping(uint256 => Package) packages;
    }

    //##################
    //##     Error    ##
    //##################

    error FRClaims_WrongInput(bytes32 reason);

    error FRClaims_WrongParty(bytes32 reason);

    error FRClaims_WrongState(bytes32 reason);

    //##################
    //##  Write I/O   ##
    //##################

    /// @notice Submit a first-refusal claim.
    /// @param cls Storage claims.
    /// @param seqOfDeal Deal sequence number (> 0).
    /// @param acct Claimer account id (> 0).
    /// @param sigHash Signature hash.
    function claimFirstRefusal(
        Claims storage cls,
        uint256 seqOfDeal,
        uint256 acct,
        bytes32 sigHash
    ) public {

        Claim memory cl = Claim({
            seqOfDeal: uint16(seqOfDeal),
            claimer: uint40(acct),
            weight: 0,
            ratio: 0,
            sigDate: uint48(block.timestamp),
            sigHash: sigHash
        });

        if (cl.seqOfDeal == 0) {
            revert FRClaims_WrongInput(bytes32("FRC_ZeroSeqOfDeal"));
        }

        if (isClaimerOfDeal(cls, cl.seqOfDeal, cl.claimer)) {
            revert FRClaims_WrongParty(bytes32("FRC_DoubleClaim"));
        }

        if (!isDeal(cls, cl.seqOfDeal))
            cls.packages[0].claims.push(cl);

        Package storage p = cls.packages[cl.seqOfDeal];

        p.isClaimer[cl.claimer] = true;
        p.claims.push(cl);

        cls.packages[0].isClaimer[cl.claimer] = true;
    }

    /// @notice Compute claim weights and ratios.
    /// @param cls Storage claims.
    /// @param seqOfDeal Deal sequence number (> 0).
    /// @param rom Register of members.
    function computeFirstRefusal(
        Claims storage cls,
        uint256 seqOfDeal,
        IRegisterOfMembers rom
    ) public returns (Claim[] memory output) {

        if (!isDeal(cls, seqOfDeal)) {
            revert FRClaims_WrongState(bytes32("FRC_DealNotExist"));
        }

        Package storage p = cls.packages[seqOfDeal];

        if (p.sumOfWeight == 0) {
            uint256 len = p.claims.length;
            uint256 i;

            while (i < len) {
                Claim storage cl = p.claims[i];

                uint64 weight = rom.votesInHand(cl.claimer);
                cl.weight = weight;
                p.sumOfWeight += weight;
                i++;
            }

            i = 0;
            uint256 sum;
            len--;

            while(i < len) {
                Claim storage cl = p.claims[i];

                cl.ratio = cl.weight * 10000 / p.sumOfWeight;
                sum += cl.ratio;
                i++;
            }

            p.claims[len].ratio = 10000 - uint64(sum);

        } else revert FRClaims_WrongInput(bytes32("FRClaims_AlreadyCreated"));

        output = p.claims;
    }

    //  ################################
    //  ##       Read I/O             ##
    //  ################################

    /// @notice Check whether an account has any claim.
    /// @param cls Storage claims.
    /// @param acct Account id (> 0).
    function isClaimer(Claims storage cls, uint acct) public view returns(bool) {
        return cls.packages[0].isClaimer[acct];
    }

    /// @notice Check whether an account claimed a deal.
    /// @param cls Storage claims.
    /// @param seqOfDeal Deal sequence number (> 0).
    /// @param acct Account id (> 0).
    function isClaimerOfDeal(
        Claims storage cls,
        uint seqOfDeal,
        uint acct
    ) public view returns(bool) {
        return cls.packages[seqOfDeal].isClaimer[acct];
    }

    /// @notice Check whether a deal has claims.
    /// @param cls Storage claims.
    /// @param seqOfDeal Deal sequence number (> 0).
    function isDeal(
        Claims storage cls,
        uint seqOfDeal
    ) public view returns(bool) {
        return cls.packages[seqOfDeal].claims.length > 0;
    }

    /// @notice Get list of deals with claims.
    /// @param cls Storage claims.
    function getDeals(Claims storage cls) public view returns(uint[] memory) {
        Claim[] memory claims = cls.packages[0].claims;
        uint len = claims.length;
        uint[] memory deals = new uint[](len);

        while (len > 0) {
            deals[len - 1] = claims[len - 1].seqOfDeal;
            len--;
        }

        return deals;
    }

    /// @notice Get claims of a deal.
    /// @param cls Storage claims.
    /// @param seqOfDeal Deal sequence number (> 0).
    function getClaimsOfDeal(Claims storage cls, uint256 seqOfDeal)
        public view returns (Claim[] memory)
    {
        if (!isDeal(cls, seqOfDeal)) {
            revert FRClaims_WrongState(bytes32("FRC_DealNotExist"));
        }
        return cls.packages[seqOfDeal].claims;
    }

    /// @notice Check whether all deals have computed allocations.
    /// @param cls Storage claims.
    function allAccepted(Claims storage cls) public view returns (bool) {

        uint[] memory deals = getDeals(cls);
        uint len = deals.length;

        while (len > 0) {
            if (cls.packages[deals[len - 1]].sumOfWeight == 0)
                return false;
            len--;
        }

        return true;
    }

}

Contents

GoldChain.sol

contracts/lib/books/GoldChain.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title GoldChain
/// @notice Sorted doubly-linked list for order book records.
library GoldChain {

    /// @notice Linked-list node data.
    struct Node {
        uint32 prev;
        uint32 next;
        uint40 issuer;
        uint64 paid;
        uint32 price;
        uint48 expireDate;
        bool isOffer;
    }

    /// @notice Order payload data.
    struct Data {
        uint16 classOfShare;
        uint32 seqOfShare;
        uint40 groupRep;
        uint16 votingWeight;
        uint16 distrWeight;
        uint128 margin;
        bool inEth;
        address pubKey;
        uint48 date;
        uint48 issueDate;
    }

    /// @notice Full order record.
    struct Order {
        Node node;
        Data data;
    }

    /* node[0] {
        prev: tail;
        next: head;
        price: counter;
    } */

   /* data[0] {
        seqOfShare: length;
   }*/

    /// @notice Chain storage.
    struct Chain {
        mapping (uint => Order) orders;
    }

    //#############
    //##  Error  ##
    //#############

    error GC_WrongInput(bytes32 reason);

    error GC_WrongState(bytes32 reason);

    //#################
    //##  Write I/O  ##
    //#################

    // ==== Node ====

    /// @notice Parse encoded node.
    /// @param sn Encoded node bytes32.
    function parseNode(
        bytes32 sn
    ) public pure returns(Node memory node) {

        uint _sn = uint(sn);

        node.prev = uint32(_sn >> 224);
        node.next = uint32(_sn >> 192);
        node.issuer = uint40(_sn >> 152);
        node.paid = uint64(_sn >> 88);
        node.price = uint32(_sn >> 56);
        node.expireDate = uint48(_sn >> 8);
        node.isOffer = uint8(_sn) == 1;
    }

    /// @notice Encode node into bytes32.
    /// @param node Node data.
    function codifyNode(
        Node memory node
    ) public pure returns(bytes32 sn) {

        bytes memory _sn =
            abi.encodePacked(
                node.prev,
                node.next,
                node.issuer,
                node.paid,
                node.price,
                node.expireDate,
                uint8(node.isOffer ? 1 : 0)
            );

        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    // ==== Data ====

    /// @notice Parse encoded data.
    /// @param sn Encoded data bytes32.
    function parseData(
        bytes32 sn
    ) public pure returns(Data memory data) {

        uint _sn = uint(sn);

        data.classOfShare = uint16(_sn >> 240);
        data.seqOfShare = uint32(_sn >> 208);
        data.groupRep = uint40(_sn >> 168);
        data.votingWeight = uint16(_sn >> 152);
        data.distrWeight = uint16(_sn >> 136);
        data.margin = uint128(_sn >> 8);
        data.inEth = bool(uint8(_sn) == 1);
    }

    /// @notice Encode data into bytes32.
    /// @param data Order payload data.
    function codifyData(
        Data memory data
    ) public pure returns(bytes32 sn) {
        bytes memory _sn =
            abi.encodePacked(
                data.classOfShare,
                data.seqOfShare,
                data.groupRep,
                data.votingWeight,
                data.distrWeight,
                data.margin,
                uint8(data.inEth ? 1 : 0)
            );

        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    // ==== Node ====

    /// @notice Create and insert an order node.
    /// @param chain Storage chain.
    /// @param issuer Issuer account id (> 0).
    /// @param paid Paid amount (uint64 range, > 0).
    /// @param price Price (uint32 range).
    /// @param execHours Validity window in hours (> 0).
    /// @param isOffer True for offer side.
    /// @param data Order payload data.
    function createNode(
        Chain storage chain,
        uint issuer,
        uint paid,
        uint price,
        uint execHours,
        bool isOffer,
        Data memory data
    ) public {

        if (uint64(paid) == 0) {
            revert GC_WrongInput(bytes32("GC_ZeroPaid"));
        }

        if (!isOffer) {
            if (data.margin == 0) {
                revert GC_WrongInput(bytes32("GC_ZeroMargin"));
            }
        }

        uint32 seqOfOrder = _increaseCounter(chain);

        chain.orders[seqOfOrder].node = Node({
            prev:0,
            next:0,
            issuer: uint40(issuer),
            paid: uint64(paid),
            price: uint32(price),
            expireDate: uint48(block.timestamp + 3600 * execHours),
            isOffer: isOffer
        });

        chain.orders[seqOfOrder].data = data;

        _increaseLength(chain);
        _upChain(chain, seqOfOrder);
    }

    /// @dev Absolute difference.
    function _abs(uint32 a, uint32 b) private pure returns(uint32 c) {
        c = a > b ? a - b : b - a;
    }

    /// @dev Insert node into chain by price order.
    function _upChain(Chain storage chain, uint32 seqOfOrder) private {

        Node storage node = chain.orders[seqOfOrder].node;

        bool sortFromHead =
            _abs(chain.orders[tail(chain)].node.price, node.price) >
            _abs(chain.orders[head(chain)].node.price, node.price);

        (uint prev, uint next) =
            _getPos(
                chain,
                node.price,
                sortFromHead ? 0 : tail(chain),
                sortFromHead ? head(chain) : 0,
                sortFromHead,
                node.isOffer
            );

        node.prev = uint32(prev);
        node.next = uint32(next);

        chain.orders[prev].node.next = seqOfOrder;
        chain.orders[next].node.prev = seqOfOrder;
    }

    /// @dev Find insertion position.
    function _getPos(
        Chain storage chain,
        uint price,
        uint prev,
        uint next,
        bool sortFromHead,
        bool isAscedning
    ) private view returns(uint, uint) {
        if (sortFromHead) {
            if (isAscedning) {
                while(next > 0 && chain.orders[next].node.price <= price) {
                    prev = next;
                    next = chain.orders[next].node.next;
                }
            } else {
                while(next > 0 && chain.orders[next].node.price >= price) {
                    prev = next;
                    next = chain.orders[next].node.next;
                }
            }
        } else {
            if (isAscedning) {
                while(prev > 0 && chain.orders[prev].node.price > price) {
                    next = prev;
                    prev = chain.orders[prev].node.prev;
                }
            } else {
                while(prev > 0 && chain.orders[prev].node.price < price) {
                    next = prev;
                    prev = chain.orders[prev].node.prev;
                }
            }
        }
        return (prev, next);
    }

    /// @notice Remove an order from the chain.
    /// @param chain Storage chain.
    /// @param seqOfOrder Order sequence.
    /// @param seqOfOrder Order sequence number (> 0).
    function offChain(
        Chain storage chain, uint seqOfOrder
    ) public returns(Order memory order) {

        if (!isNode(chain, seqOfOrder)) {
            revert GC_WrongState(bytes32("GC_OrderNotExist"));
        }

        order = chain.orders[seqOfOrder];

        chain.orders[order.node.prev].node.next = order.node.next;
        chain.orders[order.node.next].node.prev = order.node.prev;

        delete chain.orders[seqOfOrder];

        _decreaseLength(chain);
    }

    /// @dev Increase order counter to a free id.
    function _increaseCounter(
        Chain storage chain
    ) private returns (uint32 out) {

        Node storage node = chain.orders[0].node;
        out = node.price;

        do {
            unchecked {
                out++;
            }
        } while(isNode(chain, out) ||
            out == 0);

        node.price = out;
    }

    /// @dev Increase chain length.
    function _increaseLength(
        Chain storage chain
    ) private {
        chain.orders[0].data.seqOfShare++;
    }

    /// @dev Decrease chain length.
    function _decreaseLength(
        Chain storage chain
    ) private {
        chain.orders[0].data.seqOfShare--;
    }

    //#################
    //##   Read I/O  ##
    //#################

    // ==== Node[0] ====

    /// @notice Get current order counter.
    /// @param chain Storage chain.
    function counter(
        Chain storage chain
    ) public view returns (uint32) {
        return chain.orders[0].node.price;
    }

    /// @notice Get number of active orders.
    /// @param chain Storage chain.
    function length(
        Chain storage chain
    ) public view returns (uint32) {
        return chain.orders[0].data.seqOfShare;
    }

    /// @notice Get head order id.
    /// @param chain Storage chain.
    function head(
        Chain storage chain
    ) public view returns (uint32) {
        return chain.orders[0].node.next;
    }

    /// @notice Get tail order id.
    /// @param chain Storage chain.
    function tail(
        Chain storage chain
    ) public view returns (uint32) {
        return chain.orders[0].node.prev;
    }

    // ==== Node ====

    /// @notice Check whether an order exists.
    /// @param chain Storage chain.
    /// @param seqOfOrder Order sequence.
    /// @param seqOfOrder Order sequence number (> 0).
    function isNode(
        Chain storage chain, uint seqOfOrder
    ) public view returns(bool) {
        return chain.orders[seqOfOrder].node.expireDate > 0;
    }

    /// @notice Get node data.
    /// @param chain Storage chain.
    /// @param seqOfOrder Order sequence.
    /// @param seqOfOrder Order sequence number (> 0).
    function getNode(
        Chain storage chain, uint seqOfOrder
    ) public view returns(Node memory node) {
        node = chain.orders[seqOfOrder].node;
    }

    /// @notice Get order payload data.
    /// @param chain Storage chain.
    /// @param seqOfOrder Order sequence.
    /// @param seqOfOrder Order sequence number (> 0).
    function getData(
        Chain storage chain, uint seqOfOrder
    ) public view returns(Data memory data) {
        data = chain.orders[seqOfOrder].data;
    }

    /// @notice Get full order record.
    /// @param chain Storage chain.
    /// @param seqOfOrder Order sequence.
    /// @param seqOfOrder Order sequence number (> 0).
    function getOrder(
        Chain storage chain, uint seqOfOrder
    ) public view returns(Order memory order) {
        order = chain.orders[seqOfOrder];
    }

    // ==== Chain ====

    /// @notice Get order ids in chain order.
    /// @param chain Storage chain.
    function getSeqList(
        Chain storage chain
    ) public view returns (uint[] memory) {
        uint len = length(chain);
        uint[] memory list = new uint[](len);

        Node memory node = chain.orders[0].node;

        while (len > 0) {
            list[len-1] = node.prev;
            node = chain.orders[node.prev].node;
            len--;
        }

        return list;
    }

    /// @notice Get all orders in chain order.
    /// @param chain Storage chain.
    function getChain(
        Chain storage chain
    ) public view returns (Order[] memory) {
        uint len = length(chain);
        Order[] memory list = new Order[](len);

        Node memory node = chain.orders[0].node;

        while (len > 0) {
            list[len-1] = chain.orders[node.prev];
            node = chain.orders[node.prev].node;
            len--;
        }

        return list;
    }
}

Contents

InvestorsRepo.sol

contracts/lib/books/InvestorsRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title InvestorsRepo
/// @notice Repository for investor onboarding and approval status.
library InvestorsRepo {

    /// @notice Lifecycle state of an investor.
    enum StateOfInvestor {
        Pending,
        Approved,
        Revoked
    }

    /// @notice Investor record.
    struct Investor {
        uint40 userNo;
        uint40 groupRep;
        uint48 regDate;
        uint40 verifier;
        uint48 approveDate;
        uint32 data;
        uint8 state;
        bytes32 idHash;
    }

    /// @notice Storage repo keyed by user number.
    struct Repo {
        mapping(uint256 => Investor) investors;
        uint[] investorsList;
    }

    //#############
    //##  Error  ##
    //#############

    error IR_WrongInput(bytes32 reason);

    error IR_WrongState(bytes32 reason);

    error IR_WrongParty(bytes32 reason);

    //################
    //##  Modifier  ##
    //################

    /// @notice Ensure the investor exists.
    /// @param repo Storage repo.
    /// @param acct Investor user number.
    modifier investorExist(
        Repo storage repo,
        uint acct
    ) {
        if (!isInvestor(repo, acct)) {
            revert IR_WrongParty(bytes32("IR_InvestorNotExist"));
        }
        _;
    }

    //#################
    //##  Write I/O  ##
    //#################

    // ==== Investor ====

    /// @notice Register or update investor profile.
    /// @param repo Storage repo.
    /// @param userNo Investor user number.
    /// @param groupRep Group representative user number.
    /// @param idHash Hash of investor ID document.
    function regInvestor(
        Repo storage repo,
        uint userNo,
        uint groupRep,
        bytes32 idHash
    ) public {
        if (idHash == bytes32(0)) {
            revert IR_WrongInput(bytes32("IR_ZeroIdHash"));
        }

        uint40 user = uint40(userNo);

        if (user == 0) {
            revert IR_WrongInput(bytes32("IR_ZeroUserNo"));
        }

        Investor storage investor = repo.investors[user];

        investor.userNo = user;
        investor.groupRep = uint40(groupRep);
        investor.idHash = idHash;

        if (!isInvestor(repo, userNo)) {
            repo.investorsList.push(user);
            investor.regDate = uint48(block.timestamp);
        } else {
            if (investor.state == uint8(StateOfInvestor.Approved))
                _decreaseQtyOfInvestors(repo);
            investor.state = uint8(StateOfInvestor.Pending);
        }
    }

    /// @notice Approve a pending investor.
    /// @param repo Storage repo.
    /// @param acct Investor user number.
    /// @param verifier Approver user number.
    function approveInvestor(
        Repo storage repo,
        uint acct,
        uint verifier
    ) public investorExist(repo, acct) {

        Investor storage investor = repo.investors[acct];

        if (investor.state == uint8(StateOfInvestor.Approved)) {
            revert IR_WrongState(bytes32("IR_AlreadyApproved"));
        }

        investor.verifier = uint40(verifier);
        investor.approveDate = uint48(block.timestamp);
        investor.state = uint8(StateOfInvestor.Approved);

        _increaseQtyOfInvestors(repo);
    }

    /// @notice Revoke an approved investor.
    /// @param repo Storage repo.
    /// @param acct Investor user number.
    /// @param verifier Revoker user number.
    function revokeInvestor(
        Repo storage repo,
        uint acct,
        uint verifier
    ) public {

        Investor storage investor = repo.investors[acct];

        if (investor.state != uint8(StateOfInvestor.Approved)) {
            revert IR_WrongState(bytes32("IR_NotApproved"));
        }

        investor.verifier = uint40(verifier);
        investor.approveDate = uint48(block.timestamp);
        investor.state = uint8(StateOfInvestor.Revoked);

        _decreaseQtyOfInvestors(repo);
    }

    /// @notice Increment approved investor counter.
    /// @param repo Storage repo.
    function _increaseQtyOfInvestors(
        Repo storage repo
    ) private {
        repo.investors[0].verifier++;
    }

    /// @notice Decrement approved investor counter.
    /// @param repo Storage repo.
    function _decreaseQtyOfInvestors(
        Repo storage repo
    ) private {
        repo.investors[0].verifier--;
    }

    /// @notice Restore repo from snapshots.
    /// @param repo Storage repo.
    /// @param list Investor list to restore.
    /// @param qtyOfInvestors Approved investor count.
    function restoreRepo(
        Repo storage repo, Investor[] memory list, uint qtyOfInvestors
    ) public {
        uint len = list.length;
        uint i = 0;
        while (i < len) {
            Investor memory investor = list[i];
            repo.investors[investor.userNo] = investor;
            repo.investorsList.push(investor.userNo);
            i++;
        }
        repo.investors[0].verifier = uint40(qtyOfInvestors);
    }

    //################
    //##  Read I/O  ##
    //################

    // ==== Investor ====

    /// @notice Check whether an investor exists.
   /// @param repo Storage repo.
    /// @param acct Investor user number.
    function isInvestor(
        Repo storage repo,
        uint acct
    ) public view returns(bool) {
        return repo.investors[acct].regDate > 0;
    }

    /// @notice Get investor record.
    /// @param repo Storage repo.
    /// @param acct Investor user number.
    function getInvestor(
        Repo storage repo,
        uint acct
    ) public view investorExist(repo, acct) returns(Investor memory) {
        return repo.investors[acct];
    }

    /// @notice Get approved investor count.
    /// @param repo Storage repo.
    function getQtyOfInvestors(
        Repo storage repo
    ) public view returns(uint) {
        return repo.investors[0].verifier;
    }

    /// @notice Get list of investor user numbers.
    /// @param repo Storage repo.
    function investorList(
        Repo storage repo
    ) public view returns(uint[] memory) {
        return repo.investorsList;
    }

    /// @notice Get full investor info list.
    /// @param repo Storage repo.
    function investorInfoList(
        Repo storage repo
    ) public view returns(Investor[] memory list) {
        uint[] memory seqList = repo.investorsList;
        uint len = seqList.length;

        list = new Investor[](len);

        while (len > 0) {
            list[len - 1] = repo.investors[seqList[len - 1]];
            len--;
        }

        return list;
    }

}

Contents

LinksRepo.sol

contracts/lib/books/LinksRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../comps/books/rom/IRegisterOfMembers.sol";
import "../../comps/books/ros/IRegisterOfShares.sol";

import "./DealsRepo.sol";
import "./RulesParser.sol";
import "./SharesRepo.sol";

/// @title LinksRepo
/// @notice Library for managing drag-along/tag-along relationships and rules.
/// @dev Stores rules by group representative and tracks follower sets.
library LinksRepo {
    using EnumerableSet for EnumerableSet.UintSet;
    using RulesParser for bytes32;

    /// @notice Trigger conditions for along rights.
    enum TriggerTypeOfAlongs {
        NoConditions,
        ControlChanged,
        ControlChangedWithHigherPrice,
        ControlChangedWithHigherROE
    }

    /// @notice Link rule and its followers set.
    struct Link {
        RulesParser.LinkRule linkRule;
        EnumerableSet.UintSet followersList;
    }

    /// @notice Repository storage for links by dragger group.
    struct Repo {
        // dragger => Link
        mapping(uint256 => Link) links;
        EnumerableSet.UintSet  draggersList;
    }

    error LinksRepo_WrongParty(bytes32 reason);

    error LinksRepo_WrongInput(bytes32 reason);

    /// @dev Reverts if dragger is not registered.
    modifier draggerExist(Repo storage repo, uint dragger, IRegisterOfMembers _rom) {
        if (!isDragger(repo, dragger, _rom)) {
            revert LinksRepo_WrongParty(bytes32("LinksR_NotDragger"));
        }
        _;
    }

    // ###############
    // ## Write I/O ##
    // ###############

    /// @notice Add a dragger with a link rule.
    /// @param repo Repository storage.
    /// @param rule Encoded link rule.
    /// @param dragger Dragger account.
    /// @param _rom Register of members.
    function addDragger(Repo storage repo, bytes32 rule, uint256 dragger, IRegisterOfMembers _rom) public {
        uint40 groupRep = _rom.groupRep(dragger);
        if (repo.draggersList.add(groupRep))
            repo.links[groupRep].linkRule = rule.linkRuleParser();
    }

    /// @notice Remove a dragger and its followers.
    /// @param repo Repository storage.
    /// @param dragger Dragger account (group representative).
    function removeDragger(Repo storage repo, uint256 dragger) public {
        if (repo.draggersList.remove(dragger))
            delete repo.links[dragger];
        }

    /// @notice Add a follower to a dragger.
    /// @param repo Repository storage.
    /// @param dragger Dragger account (group representative).
    /// @param follower Follower account.
    function addFollower(Repo storage repo, uint256 dragger, uint256 follower) public {
        repo.links[dragger].followersList.add(uint40(follower));
    }

    /// @notice Remove a follower from a dragger.
    /// @param repo Repository storage.
    /// @param dragger Dragger account (group representative).
    /// @param follower Follower account.
    function removeFollower(Repo storage repo, uint256 dragger, uint256 follower) public {
        repo.links[dragger].followersList.remove(follower);
    }

    // ################
    // ##  Read I/O  ##
    // ################

    /// @notice Check whether an account is a dragger.
    /// @param repo Repository storage.
    /// @param dragger Dragger account.
    /// @param _rom Register of members.
    function isDragger(Repo storage repo, uint256 dragger, IRegisterOfMembers _rom)
        public view returns (bool)
    {
        uint40 groupRep = _rom.groupRep(dragger);
        return repo.draggersList.contains(groupRep);
    }

    /// @notice Get link rule for a dragger.
    /// @param repo Repository storage.
    /// @param dragger Dragger account.
    /// @param _rom Register of members.
    function getLinkRule(Repo storage repo, uint256 dragger, IRegisterOfMembers _rom)
        public view draggerExist(repo, dragger, _rom)
        returns (RulesParser.LinkRule memory)
    {
        uint40 groupRep = _rom.groupRep(dragger);
        return repo.links[groupRep].linkRule;
    }

    /// @notice Check whether a follower is linked to a dragger.
    /// @param repo Repository storage.
    /// @param dragger Dragger account.
    /// @param follower Follower account.
    /// @param _rom Register of members.
    function isFollower(
        Repo storage repo,
        uint256 dragger,
        uint256 follower,
        IRegisterOfMembers _rom
    ) public view draggerExist(repo, dragger, _rom)
        returns (bool)
    {
        uint40 groupRep = _rom.groupRep(dragger);
        return repo.links[groupRep].followersList.contains(uint40(follower));
    }

    /// @notice Get list of draggers (group representatives).
    /// @param repo Repository storage.
    function getDraggers(Repo storage repo) public view returns (uint256[] memory) {
        return repo.draggersList.values();
    }

    /// @notice Get followers linked to a dragger.
    /// @param repo Repository storage.
    /// @param dragger Dragger account.
    /// @param _rom Register of members.
    function getFollowers(Repo storage repo, uint256 dragger, IRegisterOfMembers _rom)
        public view draggerExist(repo, dragger, _rom) returns (uint256[] memory)
    {
        uint40 groupRep = _rom.groupRep(dragger);
        return repo.links[groupRep].followersList.values();
    }

    /// @notice Check price/ROE constraints based on link rule.
    /// @param repo Repository storage.
    /// @param deal Deal data.
    /// @param _ros Register of shares.
    /// @param _rom Register of members.
    function priceCheck(
        Repo storage repo,
        DealsRepo.Deal memory deal,
        IRegisterOfShares _ros,
        IRegisterOfMembers _rom
    ) public view returns (bool) {

        RulesParser.LinkRule memory lr =
            getLinkRule(repo, deal.head.seller, _rom);

        if (lr.triggerType == uint8(TriggerTypeOfAlongs.ControlChangedWithHigherPrice))
            return (deal.head.priceOfPaid >= lr.rate);

        SharesRepo.Share memory share =
            _ros.getShare(deal.head.seqOfShare);

        if (lr.triggerType == uint8(TriggerTypeOfAlongs.ControlChangedWithHigherROE))
            return (_roeOfDeal(
                deal.head.priceOfPaid,
                share.head.priceOfPaid,
                deal.head.closingDeadline,
                share.head.issueDate) >= lr.rate);

        return true;
    }

    /// @dev Compute annualized ROE in basis points (scaled).
    function _roeOfDeal(
        uint dealPrice,
        uint issuePrice,
        uint closingDeadline,
        uint issueDateOfShare
    ) private pure returns (uint roe) {
        if (dealPrice <= issuePrice) {
            revert LinksRepo_WrongInput(bytes32("LinksR_NonPositiveROE"));
        }
        if (closingDeadline <= issueDateOfShare) {
            revert LinksRepo_WrongInput(bytes32("LinksR_NegativeHoldingPeriod"));
        }

        roe = (dealPrice - issuePrice) * 31536 * 10 ** 7 / issuePrice / (closingDeadline - issueDateOfShare);
    }
}

Contents

LockersRepo.sol

contracts/lib/books/LockersRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title LockersRepo
/// @notice Hash-locked lockers for points/consideration.
library LockersRepo {
    using EnumerableSet for EnumerableSet.Bytes32Set;

    /// @notice Locker header fields.
    struct Head {
        uint40 from;
        uint40 to;
        uint48 expireDate;
        uint128 value;
    }
    /// @notice Locker payload fields.
    struct Body {
        address counterLocker;
        bytes payload;
    }
    /// @notice Full locker record.
    struct Locker {
        Head head;
        Body body;
    }

    /// @notice Repository of lockers by hashLock.
    struct Repo {
        // hashLock => locker
        mapping (bytes32 => Locker) lockers;
        EnumerableSet.Bytes32Set snList;
    }

    //#################
    //##    Error    ##
    //#################

    error LR_WrongInput(bytes32 reason);

    error LR_WrongState(bytes32 reason);

    error LR_WrongParty(bytes32 reason);

    //#################
    //##    Write    ##
    //#################

    /// @notice Parse locker head from packed bytes32.
    /// @param sn Packed head bytes32.
    function headSnParser(bytes32 sn) public pure returns (Head memory head) {
        uint _sn = uint(sn);

        head = Head({
            from: uint40(_sn >> 216),
            to: uint40(_sn >> 176),
            expireDate: uint48(_sn >> 128),
            value: uint128(_sn)
        });
    }

    /// @notice Pack locker head into bytes32.
    /// @param head Locker head.
    function codifyHead(Head memory head) public pure returns (bytes32 headSn) {
        bytes memory _sn = abi.encodePacked(
                            head.from,
                            head.to,
                            head.expireDate,
                            head.value);
        assembly {
            headSn := mload(add(_sn, 0x20))
        }
    }

    /// @notice Lock points without payload.
    /// @param repo Storage repo.
    /// @param head Locker header.
    /// @param hashLock Hash lock key.
    function lockPoints(
        Repo storage repo,
        Head memory head,
        bytes32 hashLock
    ) public {
        Body memory body;
        lockConsideration(repo, head, body, hashLock);
    }

    /// @notice Lock consideration with payload.
    /// @param repo Storage repo.
    /// @param head Locker header.
    /// @param body Locker payload.
    /// @param hashLock Hash lock key.
    function lockConsideration(
        Repo storage repo,
        Head memory head,
        Body memory body,
        bytes32 hashLock
    ) public {
        if (repo.snList.add(hashLock)) {
            Locker storage locker = repo.lockers[hashLock];
            locker.head = head;
            locker.body = body;
        } else revert ("LR.lockConsideration: occupied");
    }

    /// @notice Pickup locked points with preimage.
    /// @param repo Storage repo.
    /// @param hashLock Hash lock key.
    /// @param hashKey Preimage string.
    /// @param caller Caller user number.
    function pickupPoints(
        Repo storage repo,
        bytes32 hashLock,
        string memory hashKey,
        uint caller
    ) public returns(Head memory head) {

        bytes memory key = bytes(hashKey);

        if (hashLock != keccak256(key)) {
            revert LR_WrongInput(bytes32("LR_WrongKey"));
        }

        Locker storage locker = repo.lockers[hashLock];

        if (block.timestamp >= locker.head.expireDate) {
            revert LR_WrongState(bytes32("LR_LockerExpired"));
        }

        bool flag = true;

        if (locker.body.counterLocker != address(0)) {
            if (locker.head.to != caller) {
                revert LR_WrongParty(bytes32("LR_NotIntendedReceiver"));
            }

            uint len = key.length;
            bytes memory zero = new bytes(32 - (len % 32));

            bytes memory payload = abi.encodePacked(locker.body.payload, len, key, zero);
            (flag, ) = locker.body.counterLocker.call(payload);
        }

        if (flag) {
            head = locker.head;
            delete repo.lockers[hashLock];
            repo.snList.remove(hashLock);
        }
    }

    /// @notice Withdraw after locker expiry.
    /// @param repo Storage repo.
    /// @param hashLock Hash lock key.
    /// @param caller Caller user number.
    function withdrawDeposit(
        Repo storage repo,
        bytes32 hashLock,
        uint256 caller
    ) public returns(Head memory head) {

        Locker memory locker = repo.lockers[hashLock];

        if (block.timestamp < locker.head.expireDate) {
            revert LR_WrongState(bytes32("LR_LockerNotExpired"));
        }

        if (locker.head.from != caller) {
            revert LR_WrongParty(bytes32("LR_NotSettlor"));
        }

        if (repo.snList.remove(hashLock)) {
            head = locker.head;
            delete repo.lockers[hashLock];
        } else revert LR_WrongState(bytes32("LR_LockerNotExist"));
    }

    //#################
    //##    Read     ##
    //#################

    /// @notice Get locker head by hashLock.
    /// @param repo Storage repo.
    /// @param hashLock Hash lock key.
    function getHeadOfLocker(
        Repo storage repo,
        bytes32 hashLock
    ) public view returns (Head memory head) {
        return repo.lockers[hashLock].head;
    }

    /// @notice Get full locker by hashLock.
    /// @param repo Storage repo.
    /// @param hashLock Hash lock key.
    function getLocker(
        Repo storage repo,
        bytes32 hashLock
    ) public view returns (Locker memory) {
        return repo.lockers[hashLock];
    }

    /// @notice Get list of hashLocks.
    /// @param repo Storage repo.
    function getSnList(
        Repo storage repo
    ) public view returns (bytes32[] memory ) {
        return repo.snList.values();
    }
}

Contents

MembersRepo.sol

contracts/lib/books/MembersRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./Checkpoints.sol";
import "../../openzeppelin/utils/structs/EnumerableSet.sol";
import "./SharesRepo.sol";
import "./TopChain.sol";

import "../../comps/books/ros/IRegisterOfShares.sol";

/// @title MembersRepo
/// @notice Repository for member votes, classes, and share holdings.
library MembersRepo {
    using Checkpoints for Checkpoints.History;
    using EnumerableSet for EnumerableSet.UintSet;
    using TopChain for TopChain.Chain;

    /// @notice Member holdings and vote history.
    struct Member {
        Checkpoints.History votesInHand;
        // class => seqList
        mapping(uint => EnumerableSet.UintSet) sharesOfClass;
        EnumerableSet.UintSet classesBelonged;
    }

    /*
        members[0] {
            votesInHand: ownersEquity;
        }
    */

    /* Node[0] {
        prev: tail;
        next: head;
        ptr: pending;
        amt: pending;
        sum: totalVotes;
        cat: basedOnPar;
    } */

    /// @notice Repository of members and class lists.
    struct Repo {
        TopChain.Chain chain;
        mapping(uint256 => Member) members;
        // class => membersList
        mapping(uint => EnumerableSet.UintSet) membersOfClass;
    }

    //#############
    //##  Error  ##
    //#############

    error MR_WrongInput(bytes32 reason);

    error MR_WrongState(bytes32 reason);

    error MR_WrongParty(bytes32 reason);

    //###############
    //##  Modifer  ##
    //###############

    /// @notice Ensure the member exists.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    modifier memberExist(
        Repo storage repo,
        uint acct
    ) {
        if (!isMember(repo, acct)) {
            revert MR_WrongParty(bytes32("MR_NotMember"));
        }
        _;
    }

    //##################
    //##  Write I/O  ##
    //##################

    // ==== Zero Node Setting ====

    /// @notice Switch vote base between par and paid.
    /// @param repo Storage repo.
    /// @param ros Register of shares.
    /// @param _basedOnPar True for par-based votes.
    function setVoteBase(
        Repo storage repo,
        IRegisterOfShares ros,
        bool _basedOnPar
    ) public returns (bool flag) {

        if (repo.chain.basedOnPar() != _basedOnPar) {
            uint256[] memory members =
                repo.membersOfClass[0].values();
            uint256 len = members.length;

            while (len > 0) {
                uint256 cur = members[len - 1];

                Member storage m = repo.members[cur];

                Checkpoints.Checkpoint memory cp =
                    m.votesInHand.latest();

                if (cp.paid != cp.par) {

                    (uint sumOfVotes, uint sumOfDistrs) = _sortWeights(m, ros, _basedOnPar);

                    if (_basedOnPar) {
                        repo.chain.increaseAmt(cur, sumOfVotes - cp.points, true);
                    } else {
                        repo.chain.increaseAmt(cur, cp.points - sumOfVotes, false);
                    }

                    uint64 amt = _basedOnPar ? cp.par : cp.paid;

                    cp.rate = uint16(sumOfVotes * 100 / amt);
                    cp.points = uint64(sumOfVotes);
                    m.votesInHand.push(cp.rate, cp.paid, cp.par, cp.points);

                    cp.rate = uint16(sumOfDistrs * 100 / amt);
                    cp.points = uint64(sumOfDistrs);
                    m.votesInHand.updateDistrPoints(cp.rate, cp.paid, cp.par, cp.points);
                }

                len--;
            }

            repo.chain.setVoteBase(_basedOnPar);

            flag = true;
        }
    }

    function _sortWeights(
        Member storage m,
        IRegisterOfShares ros,
        bool basedOnPar
    ) private view returns(uint sumOfVotes, uint sumOfDistrs) {

        uint[] memory ls = m.sharesOfClass[0].values();
        uint len = ls.length;

        while (len > 0) {
            SharesRepo.Share memory share = ros.getShare(ls[len-1]);

            uint amt = basedOnPar ? share.body.par : share.body.paid;

            sumOfVotes += amt * share.head.votingWeight / 100;
            sumOfDistrs += amt * share.body.distrWeight / 100;

            len--;
        }
    }

    // ==== Member ====

    /// @notice Add a member to the repo.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    function addMember(
        Repo storage repo,
        uint acct
    ) public returns (bool flag) {
        if (repo.membersOfClass[0].add(acct)) {
            repo.chain.addNode(acct);
            flag = true;
        }
    }

    /// @notice Remove a member and clear storage.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    function delMember(
        Repo storage repo,
        uint acct
    ) public {
        if (repo.membersOfClass[0].remove(acct)) {
            repo.chain.delNode(acct);
            delete repo.members[acct];
        }
    }

    /// @notice Link a share to its member owner.
    /// @param repo Storage repo.
    /// @param head Share head.
    function addShareToMember(
        Repo storage repo,
        SharesRepo.Head memory head
    ) public {

        Member storage member = repo.members[head.shareholder];

        if (member.sharesOfClass[0].add(head.seqOfShare)
            && member.sharesOfClass[head.class].add(head.seqOfShare)
            && member.classesBelonged.add(head.class))
                repo.membersOfClass[head.class].add(head.shareholder);
    }

    /// @notice Remove a share from its member owner.
    /// @param repo Storage repo.
    /// @param head Share head.
    function removeShareFromMember(
        Repo storage repo,
        SharesRepo.Head memory head
    ) public {

        Member storage member =
            repo.members[head.shareholder];

        if (member.sharesOfClass[head.class].remove(head.seqOfShare)
            && member.sharesOfClass[0].remove(head.seqOfShare)) {

            if(member.sharesOfClass[head.class].length() == 0) {
                repo.membersOfClass[head.class].remove(head.shareholder);
                member.classesBelonged.remove(head.class);
            }
        }

    }

    /// @notice Update member vote and distribution points.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    /// @param votingWeight Voting weight in percent.
    /// @param distrWeight Distribution weight in percent.
    /// @param deltaPaid Change in paid amount.
    /// @param deltaPar Change in par amount.
    /// @param isIncrease True to increase, false to decrease.
    function increaseAmtOfMember(
        Repo storage repo,
        uint acct,
        uint votingWeight,
        uint distrWeight,
        uint deltaPaid,
        uint deltaPar,
        bool isIncrease
    ) public {
        _increaseAmtOfMember(repo, acct, votingWeight, distrWeight, deltaPaid, deltaPar, isIncrease);
    }

    function _increaseAmtOfMember(
        Repo storage repo,
        uint acct,
        uint votingWeight,
        uint distrWeight,
        uint deltaPaid,
        uint deltaPar,
        bool isIncrease
    ) private {

        Member storage m = repo.members[acct];
        bool basedOnPar = repo.chain.basedOnPar();
        uint64 deltaAmt =  basedOnPar ? uint64(deltaPar) : uint64(deltaPaid);

        Checkpoints.Checkpoint memory delta = Checkpoints.Checkpoint({
            timestamp: 0,
            rate: 0,
            paid: uint64(deltaPaid),
            par: uint64(deltaPar),
            points: uint64(deltaAmt * votingWeight / 100)
        });

        if (acct > 0 && deltaAmt > 0) {
            repo.chain.increaseAmt(
                acct,
                delta.points,
                isIncrease
            );
        }

        Checkpoints.Checkpoint memory cp =
            m.votesInHand.latest();

        cp = _adjustCheckpoint(cp, delta, basedOnPar, isIncrease);

        m.votesInHand.push(cp.rate, cp.paid, cp.par, cp.points);

        Checkpoints.Checkpoint memory dp =
            m.votesInHand.getDistrPoints();

        delta.points = deltaAmt * uint16(distrWeight) / 100;

        dp = _adjustCheckpoint(dp, delta, basedOnPar, isIncrease);

        m.votesInHand.updateDistrPoints(dp.rate, dp.paid, dp.par, dp.points);
    }

    function _adjustCheckpoint(
        Checkpoints.Checkpoint memory cp,
        Checkpoints.Checkpoint memory delta,
        bool basedOnPar,
        bool isIncrease
    ) private pure returns (Checkpoints.Checkpoint memory output) {

        if (isIncrease) {
            output.paid = cp.paid + delta.paid;
            output.par = cp.par + delta.par;
            output.points = cp.points + delta.points;
        } else {
            output.paid = cp.paid - delta.paid;
            output.par = cp.par - delta.par;
            output.points = cp.points - delta.points;
        }

        output.rate = basedOnPar
            ?  output.par > 0 ? uint16(output.points * 100 / output.par) : 0
            :  output.paid > 0 ? uint16(output.points * 100 / output.paid) : 0;
    }

    // function _calWeight(
    //     Checkpoints.Checkpoint memory cp,
    //     bool basedOnPar,
    //     Checkpoints.Checkpoint memory delta,
    //     bool isIncrease
    // ) private pure returns(uint16 output) {

    //     if (isIncrease) {
    //         output = basedOnPar
    //             ? uint16(((cp.votingWeight * cp.par + delta.votingWeight * delta.par) * 100 / (cp.par + delta.par) + 50) / 100)
    //             : uint16(((cp.votingWeight * cp.paid + delta.votingWeight * delta.paid) * 100 / (cp.paid + delta.paid) + 50) / 100);
    //     } else {
    //         output = basedOnPar
    //             ? uint16(((cp.votingWeight * cp.par - delta.votingWeight * delta.par) * 100 / (cp.par - delta.par) + 50) / 100)
    //             : uint16(((cp.votingWeight * cp.paid - delta.votingWeight * delta.paid) * 100 / (cp.paid - delta.paid) + 50) / 100);
    //     }
    // }

    /// @notice Update total capital votes and checkpoints.
    /// @param repo Storage repo.
    /// @param votingWeight Voting weight in percent.
    /// @param distrWeight Distribution weight in percent.
    /// @param deltaPaid Change in paid amount.
    /// @param deltaPar Change in par amount.
    /// @param isIncrease True to increase, false to decrease.
    function increaseAmtOfCap(
        Repo storage repo,
        uint votingWeight,
        uint distrWeight,
        uint deltaPaid,
        uint deltaPar,
        bool isIncrease
    ) public {

        _increaseAmtOfMember(repo, 0, votingWeight, distrWeight, deltaPaid, deltaPar, isIncrease);

        bool basedOnPar = repo.chain.basedOnPar();

        if (basedOnPar && deltaPar > 0) {
            repo.chain.increaseTotalVotes(deltaPar * votingWeight / 100, isIncrease);
        } else if (!basedOnPar && deltaPaid > 0) {
            repo.chain.increaseTotalVotes(deltaPaid * votingWeight / 100, isIncrease);
        }
    }

    // ==== Restore ====

    /// @notice Restore member/share relations from snapshots.
    /// @param repo Storage repo.
    /// @param shares Share list.
    function restoreSharesInRepo(Repo storage repo, SharesRepo.Share[] memory shares) public {
        uint len = shares.length;

        while (len > 0) {
            SharesRepo.Share memory share = shares[len - 1];

            Member storage member = repo.members[share.head.shareholder];
            member.sharesOfClass[share.head.class].add(share.head.seqOfShare);
            member.sharesOfClass[0].add(share.head.seqOfShare);
            member.classesBelonged.add(share.head.class);

            repo.membersOfClass[share.head.class].add(share.head.shareholder);
            repo.membersOfClass[0].add(share.head.shareholder);

            len--;
        }
    }

    //##################
    //##    Read      ##
    //##################

    // ==== member ====

    /// @notice Check whether a user is a member.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    function isMember(
        Repo storage repo,
        uint acct
    ) public view returns(bool) {
        return repo.membersOfClass[0].contains(acct);
    }

    /// @notice Get total member count.
    /// @param repo Storage repo.
    function qtyOfMembers(
        Repo storage repo
    ) public view returns(uint) {
        return repo.membersOfClass[0].length();
    }

    /// @notice Get all member user numbers.
    /// @param repo Storage repo.
    function membersList(
        Repo storage repo
    ) public view returns(uint[] memory) {
        return repo.membersOfClass[0].values();
    }

    // ---- Votes ----

    /// @notice Get owners' equity checkpoint.
    /// @param repo Storage repo.
    function ownersEquity(
        Repo storage repo
    ) public view returns(Checkpoints.Checkpoint memory) {
        return repo.members[0].votesInHand.latest();
    }

    /// @notice Get owners' distribution points.
    /// @param repo Storage repo.
    function ownersPoints(
        Repo storage repo
    ) public view returns(Checkpoints.Checkpoint memory) {
        return repo.members[0].votesInHand.getDistrPoints();
    }

    /// @notice Get capital checkpoint at date.
    /// @param repo Storage repo.
    /// @param date Timestamp.
    function capAtDate(
        Repo storage repo,
        uint date
    ) public view returns(Checkpoints.Checkpoint memory) {
        return repo.members[0].votesInHand.getAtDate(date);
    }

    /// @notice Get owners' equity history.
    /// @param repo Storage repo.
    function ownersEquityHistory(Repo storage repo) public view returns (Checkpoints.Checkpoint[] memory)
    {
        return repo.members[0].votesInHand.pointsOfHistory();
    }

    /// @notice Get member equity checkpoint.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    function equityOfMember(
        Repo storage repo,
        uint acct
    ) public view memberExist(repo, acct) returns(
        Checkpoints.Checkpoint memory
    ) {
        return repo.members[acct].votesInHand.latest();
    }

    /// @notice Get member distribution points.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    function pointsOfMember(
        Repo storage repo,
        uint acct
    ) public view memberExist(repo, acct) returns(
        Checkpoints.Checkpoint memory
    ) {
        return repo.members[acct].votesInHand.getDistrPoints();
    }

    /// @notice Get member equity at date.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    /// @param date Timestamp.
    function equityAtDate(
        Repo storage repo,
        uint acct,
        uint date
    ) public view memberExist(repo, acct) returns(
        Checkpoints.Checkpoint memory
    ) {
        return repo.members[acct].votesInHand.getAtDate(date);
    }

    /// @notice Get member votes at date.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    /// @param date Timestamp.
    function votesAtDate(
        Repo storage repo,
        uint256 acct,
        uint date
    ) public view returns (uint64) {
        return repo.members[acct].votesInHand.getAtDate(date).points;
    }

    /// @notice Get member vote history.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    function votesHistory(
        Repo storage repo,
        uint acct
    ) public view memberExist(repo, acct)
        returns (Checkpoints.Checkpoint[] memory)
    {
        return repo.members[acct].votesInHand.pointsOfHistory();
    }

    // ---- Class ----

    /// @notice Check if member belongs to class.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    /// @param class Share class.
    function isClassMember(
        Repo storage repo,
        uint256 acct,
        uint class
    ) public view returns (bool flag) {
        return repo.members[acct].classesBelonged.contains(class);
    }

    /// @notice Get classes a member belongs to.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    function classesBelonged(
        Repo storage repo,
        uint256 acct
    ) public view returns (uint[] memory) {
        return repo.members[acct].classesBelonged.values();
    }

    /// @notice Get member count for a class.
    /// @param repo Storage repo.
    /// @param class Share class.
    function qtyOfClassMember(
        Repo storage repo,
        uint class
    ) public view returns(uint256) {
        return repo.membersOfClass[class].length();
    }

    /// @notice Get members of a class.
    /// @param repo Storage repo.
    /// @param class Share class.
    function getMembersOfClass(
        Repo storage repo,
        uint class
    ) public view returns(uint256[] memory) {
        return repo.membersOfClass[class].values();
    }

    // ---- Share ----

    /// @notice Get count of shares held by member.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    function qtyOfSharesInHand(
        Repo storage repo,
        uint acct
    ) public view memberExist(repo, acct) returns(uint) {
        return repo.members[acct].sharesOfClass[0].length();
    }

    /// @notice Get share list held by member.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    function sharesInHand(
        Repo storage repo,
        uint acct
    ) public view memberExist(repo, acct) returns(uint[] memory) {
        return repo.members[acct].sharesOfClass[0].values();
    }

    /// @notice Get count of shares in class held by member.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    /// @param class Share class.
    function qtyOfSharesInClass(
        Repo storage repo,
        uint acct,
        uint class
    ) public view memberExist(repo, acct) returns(uint) {
        if (!isClassMember(repo, acct, class)) {
            revert MR_WrongParty(bytes32("MR_NotClassMember"));
        }
        return repo.members[acct].sharesOfClass[class].length();
    }

    /// @notice Get share list in class held by member.
    /// @param repo Storage repo.
    /// @param acct Member user number.
    /// @param class Share class.
    function sharesInClass(
        Repo storage repo,
        uint acct,
        uint class
    ) public view memberExist(repo, acct) returns(uint[] memory) {
        if (!isClassMember(repo, acct, class)) {
            revert MR_WrongParty(bytes32("MR_NotClassMember"));
        }
        return repo.members[acct].sharesOfClass[class].values();
    }

}

Contents

MockFeedRegistry.sol

contracts/lib/books/MockFeedRegistry.sol
// SPDX-License-Identifier: MIT

pragma solidity ^0.8.24;

import "@chainlink/contracts/src/v0.8/Denominations.sol";

/// @title MockFeedRegistry
/// @notice Mock Chainlink Feed Registry for testing.
contract MockFeedRegistry {

    /**
     * Network: Ethereum Mainnet
     * Feed Registry: 0x47Fb2585D2C56Fe188D0E6ec628a38b74fCeeeDf
     */

    /// @notice Return fixed decimals for mock feed.
    function decimals() external pure returns (uint8) {
        // require(base == Denominations.ETH, "not based on ETH");
        // require(quote != address(0), "zero quote");
        return 8;
    }

    /// @notice Return mocked round data.
    function latestRoundData() external
        view returns (
            uint80 roundID,
            int    price,
            uint   startedAt,
            uint   timeStamp,
            uint80 answeredInRound
        )
    {
        roundID = 770919;
        startedAt = 1567958400;
        timeStamp = block.timestamp;
        answeredInRound = 190909;
        price = 225880000000;

        // int[6] memory rates = [int(0), 166680000000, 130907250548, 153193742107, 24234983023517, 1212778000143];

        // price = base != Denominations.ETH
        //     ? rates[0]
        //     : quote == Denominations.USD
        //         ?  rates[1]
        //         : quote == Denominations.GBP
        //             ?  rates[2]
        //             : quote == Denominations.EUR
        //                 ? rates[3]
        //                 : quote == Denominations.JPY
        //                     ? rates[4]
        //                     : quote == Denominations.CNY
        //                         ? rates[5]
        //                         : rates[0];
    }

}

Contents

MotionsRepo.sol

contracts/lib/books/MotionsRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * v0.2.4
 *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./BallotsBox.sol";
import "./DelegateMap.sol";
import "../../openzeppelin/utils/structs/EnumerableSet.sol";
import "./RulesParser.sol";

import "../../comps/books/roc/IShareholdersAgreement.sol";

/// @title MotionsRepo
/// @notice Repository for motions, voting, and delegate maps.
library MotionsRepo {
    using BallotsBox for BallotsBox.Box;
    using DelegateMap for DelegateMap.Map;
    using EnumerableSet for EnumerableSet.UintSet;
    using RulesParser for bytes32;

    /// @notice Motion types.
    enum TypeOfMotion {
        ZeroPoint,
        ElectOfficer,
        RemoveOfficer,
        ApproveDoc,
        ApproveAction,
        TransferFund,
        DistributeProfits,
        DecreaseCapital
    }

    /// @notice Motion lifecycle states.
    enum StateOfMotion {
        ZeroPoint,          // 0
        Created,            // 1
        Proposed,           // 2
        Passed,             // 3
        Rejected,           // 4
        Rejected_NotToBuy,  // 5
        Rejected_ToBuy,     // 6
        Executed            // 7
    }

    /// @notice Motion head fields.
    struct Head {
        uint16 typeOfMotion;
        uint64 seqOfMotion;
        uint16 seqOfVR;
        uint40 creator;
        uint40 executor;
        uint48 createDate;
        uint32 data;
    }

    /// @notice Motion body fields.
    struct Body {
        uint40 proposer;
        uint48 proposeDate;
        uint48 shareRegDate;
        uint48 voteStartDate;
        uint48 voteEndDate;
        uint16 para;
        uint8 state;
    }

    /// @notice Full motion record.
    struct Motion {
        Head head;
        Body body;
        RulesParser.VotingRule votingRule;
        uint contents;
    }

    /// @notice Vote record: delegates and ballots.
    struct Record {
        DelegateMap.Map map;
        BallotsBox.Box box;
    }

    /// @notice Vote calculation base inputs.
    struct VoteCalBase {
        uint32 totalHead;
        uint64 totalWeight;
        uint32 supportHead;
        uint64 supportWeight;
        uint16 attendHeadRatio;
        uint16 attendWeightRatio;
        uint16 para;
        uint8 state;
        bool unaniConsent;
    }

    /// @notice Repository of motions and vote records.
    struct Repo {
        mapping(uint256 => Motion) motions;
        mapping(uint256 => Record) records;
        EnumerableSet.UintSet seqList;
    }

    //#############
    //##  Error  ##
    //#############

    error MR_WrongInput(bytes32 reason);

    error MR_WrongState(bytes32 reason);

    error MR_WrongParty(bytes32 reason);

    //#################
    //##  Write I/O  ##
    //#################

    // ==== snParser ====

    /// @notice Parse motion head from bytes32.
    /// @param sn Packed motion head.
    function snParser (bytes32 sn) public pure returns(Head memory head) {
        uint _sn = uint(sn);

        head = Head({
            typeOfMotion: uint16(_sn >> 240),
            seqOfMotion: uint64(_sn >> 176),
            seqOfVR: uint16(_sn >> 160),
            creator: uint40(_sn >> 120),
            executor: uint40(_sn >> 80),
            createDate: uint48(_sn >> 32),
            data: uint32(_sn)
        });
    }

    /// @notice Pack motion head into bytes32.
    /// @param head Motion head.
    function codifyHead(Head memory head) public pure returns(bytes32 sn) {
        bytes memory _sn = abi.encodePacked(
                            head.typeOfMotion,
                            head.seqOfMotion,
                            head.seqOfVR,
                            head.creator,
                            head.executor,
                            head.createDate,
                            head.data);
        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    // ==== addMotion ====

    /// @notice Create or update a motion.
    /// @param repo Storage repo.
    /// @param head Motion head.
    /// @param contents Motion contents.
    function addMotion(
        Repo storage repo,
        Head memory head,
        uint256 contents
    ) public returns (Head memory) {

        if (head.typeOfMotion == 0) {
            revert MR_WrongInput(bytes32("MR_ZeroTypeOfMotion"));
        }
        if (head.seqOfVR == 0) {
            revert MR_WrongInput(bytes32("MR_ZeroSeqOfVR"));
        }
        if (head.creator == 0) {
            revert MR_WrongInput(bytes32("MR_ZeroCaller"));
        }

        if (!repo.seqList.contains(head.seqOfMotion)) {
            head.seqOfMotion = _increaseCounterOfMotion(repo);
            head.createDate = uint48(block.timestamp);
            repo.seqList.add(head.seqOfMotion);
        }

        Motion storage m = repo.motions[head.seqOfMotion];

        m.head = head;
        m.contents = contents;
        m.body.state = uint8(StateOfMotion.Created);

        return head;
    }

    function _increaseCounterOfMotion (Repo storage repo) private returns (uint64 seq) {
        repo.motions[0].head.seqOfMotion++;
        seq = repo.motions[0].head.seqOfMotion;
    }

    // ==== entrustDelegate ====

    /// @notice Entrust delegate for a motion.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param delegate Delegate user number.
    /// @param principal Principal user number.
    /// @param _rom Register of members.
    /// @param _rod Register of directors.
    function entrustDelegate(
        Repo storage repo,
        uint256 seqOfMotion,
        uint delegate,
        uint principal,
        IRegisterOfMembers _rom,
        IRegisterOfDirectors _rod
    ) public returns (bool flag) {
        Motion storage m = repo.motions[seqOfMotion];

        if (m.body.state != uint8(StateOfMotion.Created) &&
            m.body.state != uint8(StateOfMotion.Proposed)) {
            revert MR_WrongState(bytes32("MR_MotionNotInVoting"));
        }

        if (m.head.seqOfVR < 11 && _rom.isMember(delegate) && _rom.isMember(principal)) {
            uint64 weight;
            if (m.body.shareRegDate > 0 && block.timestamp >= m.body.shareRegDate)
                weight = _rom.votesAtDate(principal, m.body.shareRegDate);
            return repo.records[seqOfMotion].map.entrustDelegate(principal, delegate, weight);
        } else if (_rod.isDirector(delegate) && _rod.isDirector(principal)) {
            return repo.records[seqOfMotion].map.entrustDelegate(principal, delegate, 0);
        } else revert MR_WrongParty(bytes32("MR_NotBothMembersOrDirectors"));
    }

    // ==== propose ====

    /// @notice Propose motion to general meeting.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param _sha Shareholders agreement.
    /// @param _rom Register of members.
    /// @param _rod Register of directors.
    /// @param caller Proposer user number.
    function proposeMotionToGeneralMeeting(
        Repo storage repo,
        uint256 seqOfMotion,
        IShareholdersAgreement _sha,
        IRegisterOfMembers _rom,
        IRegisterOfDirectors _rod,
        uint caller
    ) public {

        RulesParser.GovernanceRule memory gr =
            _sha.getRule(0).governanceRuleParser();

        if ( !_memberProposalRightCheck(repo, seqOfMotion, gr, caller, _rom) &&
             !_directorProposalRightCheck(repo, seqOfMotion, caller, gr.proposeHeadRatioOfDirectorsInGM, _rod)
        ) {
            revert MR_WrongParty(bytes32("MR_NoProposalRight"));
        }

        _proposeMotion(repo, seqOfMotion, _sha, caller, _rom.qtyOfMembers() == 1);
    }

    function _proposeMotion(
        Repo storage repo,
        uint seqOfMotion,
        IShareholdersAgreement _sha,
        uint caller,
        bool soleMember
    ) private {

        if (caller == 0) {
            revert MR_WrongInput(bytes32("MR_ZeroCaller"));
        }

        if (repo.records[seqOfMotion].map.voters[caller].delegate != 0) {
            revert MR_WrongParty(bytes32("MR_EntrustedDelegate"));
        }

        Motion storage m = repo.motions[seqOfMotion];
        if (m.body.state != uint8(StateOfMotion.Created)) {
            revert MR_WrongState(bytes32("MR_MotionNotInCreatedState"));
        }

        RulesParser.VotingRule memory vr =
            _sha.getRule(m.head.seqOfVR).votingRuleParser();

        uint48 timestamp = uint48(block.timestamp);

        Body memory body = Body({
            proposer: uint40(caller),
            proposeDate: timestamp,
            shareRegDate: soleMember ? timestamp : timestamp + uint48(vr.invExitDays) * 86400,
            voteStartDate: soleMember ? timestamp : timestamp + uint48(vr.invExitDays + vr.votePrepareDays) * 86400,
            voteEndDate: soleMember ? timestamp + 86400 : timestamp + uint48(vr.invExitDays + vr.votePrepareDays + vr.votingDays) * 86400, para: 0,
            state: uint8(StateOfMotion.Proposed)
        });

        m.body = body;
        m.votingRule = vr;
    }

    function _memberProposalRightCheck(
        Repo storage repo,
        uint seqOfMotion,
        RulesParser.GovernanceRule memory gr,
        uint caller,
        IRegisterOfMembers _rom
    ) private returns(bool) {
        if (!_rom.isMember(caller)) return false;

        Motion memory motion = repo.motions[seqOfMotion];
        if (motion.head.typeOfMotion == uint8(TypeOfMotion.ApproveDoc) ||
            motion.head.typeOfMotion == uint8(TypeOfMotion.ElectOfficer))
            return true;

        uint totalVotes = _rom.totalVotes();

        if (gr.proposeWeightRatioOfGM > 0 &&
            _rom.votesInHand(caller) * 10000 / totalVotes >= gr.proposeWeightRatioOfGM)
                return true;

        Record storage r = repo.records[seqOfMotion];
        r.map.updateLeavesWeightAtDate(caller, uint48(block.timestamp), _rom);

        DelegateMap.Voter memory voter = r.map.voters[caller];

        if (gr.proposeWeightRatioOfGM > 0 &&
            (voter.weight + voter.repWeight) * 10000 / totalVotes >= gr.proposeWeightRatioOfGM)
                return true;

        if (gr.proposeHeadRatioOfMembers > 0 &&
            (voter.repHead + 1) * 10000 / _rom.qtyOfMembers() >=
                gr.proposeHeadRatioOfMembers)
                    return true;

        return false;
    }

    function _directorProposalRightCheck(
        Repo storage repo,
        uint seqOfMotion,
        uint caller,
        uint16 proposalThreshold,
        IRegisterOfDirectors _rod
    ) private returns (bool) {
        if (!_rod.isDirector(caller)) return false;

        uint totalHead = _rod.getNumOfDirectors();
        repo.records[seqOfMotion].map.updateLeavesHeadcountOfDirectors(caller, _rod);

        if (proposalThreshold > 0 &&
            (repo.records[seqOfMotion].map.voters[caller].repHead + 1) * 10000 / totalHead >=
                proposalThreshold)
                    return true;

        return false;
    }

    /// @notice Propose motion to board meeting.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param _sha Shareholders agreement.
    /// @param _rod Register of directors.
    /// @param caller Proposer user number.
    function proposeMotionToBoard(
        Repo storage repo,
        uint256 seqOfMotion,
        IShareholdersAgreement _sha,
        IRegisterOfDirectors _rod,
        uint caller
    ) public {

        RulesParser.GovernanceRule memory gr =
            _sha.getRule(0).governanceRuleParser();

        if (
            !_directorProposalRightCheck(
                repo, seqOfMotion, caller,
                gr.proposeHeadRatioOfDirectorsInBoard,
                _rod
            )
        ) {
            revert MR_WrongParty(bytes32("MR_NoProposalRight"));
        }

        _proposeMotion(repo, seqOfMotion, _sha, caller, _rod.getNumOfDirectors() == 1);
    }

    // ==== vote ====

    /// @notice Cast vote in general meeting.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param acct Voter user number.
    /// @param attitude Vote attitude.
    /// @param sigHash Signature hash.
    /// @param _rom Register of members.
    function castVoteInGeneralMeeting(
        Repo storage repo,
        uint256 seqOfMotion,
        uint256 acct,
        uint attitude,
        bytes32 sigHash,
        IRegisterOfMembers _rom
    ) public {

        if (!_rom.isMember(acct)) {
            revert MR_WrongParty(bytes32("MR_NotMember"));
        }

        Motion storage m = repo.motions[seqOfMotion];
        Record storage r = repo.records[seqOfMotion];
        DelegateMap.Voter storage voter = r.map.voters[acct];

        r.map.updateLeavesWeightAtDate(acct, m.body.shareRegDate, _rom);

        _castVote(repo, seqOfMotion, acct, attitude, voter.repHead + 1, voter.weight + voter.repWeight, sigHash);
    }

    /// @notice Cast vote in board meeting.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param acct Voter user number.
    /// @param attitude Vote attitude.
    /// @param sigHash Signature hash.
    /// @param _rod Register of directors.
    function castVoteInBoardMeeting(
        Repo storage repo,
        uint256 seqOfMotion,
        uint256 acct,
        uint attitude,
        bytes32 sigHash,
        IRegisterOfDirectors _rod
    ) public {
        if (!_rod.isDirector(acct)) {
            revert MR_WrongParty(bytes32("MR_NotDirector"));
        }

        Record storage r = repo.records[seqOfMotion];

        DelegateMap.Voter storage voter = r.map.voters[acct];

        r.map.updateLeavesHeadcountOfDirectors(acct, _rod);

        _castVote(repo, seqOfMotion, acct, attitude, voter.repHead + 1, 0, sigHash);
    }

    function _castVote(
        Repo storage repo,
        uint256 seqOfMotion,
        uint256 acct,
        uint attitude,
        uint headcount,
        uint weight,
        bytes32 sigHash
    ) private {
        if (seqOfMotion == 0) {
            revert MR_WrongInput(bytes32("MR_ZeroSeqOfMotion"));
        }
        if (!voteStarted(repo, seqOfMotion)) {
            revert MR_WrongState(bytes32("MR_VoteNotStarted"));
        }
        if (voteEnded(repo, seqOfMotion)) {
            revert MR_WrongState(bytes32("MR_VoteEnded"));
        }

        Record storage r = repo.records[seqOfMotion];
        DelegateMap.Voter storage voter = r.map.voters[acct];

        if (voter.delegate != 0) {
            revert MR_WrongParty(bytes32("MR_EntrustedDelegate"));
        }

        r.box.castVote(acct, attitude, headcount, weight, sigHash, voter.principals);
    }

    // ==== counting ====

    /// @notice Count votes and update motion state.
    /// @param repo Storage repo.
    /// @param flag0 Pass base condition.
    /// @param seqOfMotion Motion sequence.
    /// @param base Vote calculation base.
    function voteCounting(
        Repo storage repo,
        bool flag0,
        uint256 seqOfMotion,
        VoteCalBase memory base
    ) public returns (uint8) {

        Motion storage m = repo.motions[seqOfMotion];
        Record storage r = repo.records[seqOfMotion];

        if (m.body.state != uint8(StateOfMotion.Proposed)) {
            revert MR_WrongState(bytes32("MR_MotionNotInVoting"));
        }

        if (base.unaniConsent) {
            m.body.state = uint8(MotionsRepo.StateOfMotion.Passed);
        } else {
            if (!voteEnded(repo, seqOfMotion)) {
                revert MR_WrongState(bytes32("MR_VoteNotEnded"));
            }

            bool flag1 = m.votingRule.headRatio == 0;
            bool flag2 = m.votingRule.amountRatio == 0;

            bool flag = (flag1 && flag2);

            if (!flag && flag0 && !_isVetoed(r, m.votingRule.vetoers[0]) &&
                !_isVetoed(r, m.votingRule.vetoers[1])) {
                flag1 = flag1 ? true : base.totalHead > 0
                    ? ((r.box.cases[uint8(BallotsBox.AttitudeOfVote.Support)]
                        .sumOfHead + base.supportHead) * 10000) /
                        base.totalHead >
                        m.votingRule.headRatio
                    : false;

                flag2 = flag2 ? true : base.totalWeight > 0
                    ? ((r.box.cases[uint8(BallotsBox.AttitudeOfVote.Support)]
                        .sumOfWeight + base.supportWeight) * 10000) /
                        base.totalWeight >
                        m.votingRule.amountRatio
                    : false;
            }

            m.body.state =  flag || (flag0 && flag1 && flag2)
                    ? uint8(MotionsRepo.StateOfMotion.Passed)
                    : m.votingRule.againstShallBuy
                        ? uint8(MotionsRepo.StateOfMotion.Rejected_ToBuy)
                        : uint8(MotionsRepo.StateOfMotion.Rejected_NotToBuy);
        }

        return m.body.state;
    }

    function _isVetoed(Record storage r, uint256 vetoer)
        private
        view
        returns (bool)
    {
        return vetoer > 0 && (r.box.ballots[vetoer].sigDate == 0 ||
            r.box.ballots[vetoer].attitude != uint8(BallotsBox.AttitudeOfVote.Support));
    }

    // ==== ExecResolution ====

    /// @notice Execute a passed resolution.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param contents Motion contents.
    /// @param executor Executor user number.
    function execResolution(
        Repo storage repo,
        uint256 seqOfMotion,
        uint256 contents,
        uint executor
    ) public {
        Motion storage m = repo.motions[seqOfMotion];
        if (m.contents != contents) {
            revert MR_WrongInput(bytes32("MR_WrongContents"));
        }
        if (m.body.state != uint8(StateOfMotion.Passed)) {
            revert MR_WrongState(bytes32("MR_MotionNotPassed"));
        }
        if (m.head.executor != uint40(executor)) {
            revert MR_WrongParty(bytes32("MR_NotExecutor"));
        }

        m.body.state = uint8(StateOfMotion.Executed);
    }

    //#################
    //##    Read     ##
    //#################

    // ==== VoteState ====

    /// @notice Check if motion is proposed.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    function isProposed(Repo storage repo, uint256 seqOfMotion)
        public view returns (bool)
    {
        return repo.motions[seqOfMotion].body.state == uint8(StateOfMotion.Proposed);
    }

    /// @notice Check if voting has started.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    function voteStarted(Repo storage repo, uint256 seqOfMotion)
        public view returns (bool)
    {
        return isProposed(repo, seqOfMotion) &&
            repo.motions[seqOfMotion].body.voteStartDate <= block.timestamp;
    }

    /// @notice Check if voting has ended.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    function voteEnded(Repo storage repo, uint256 seqOfMotion)
        public view returns (bool)
    {
        return isProposed(repo, seqOfMotion) &&
            repo.motions[seqOfMotion].body.voteEndDate <= block.timestamp;
    }

    // ==== Delegate ====

    /// @notice Get delegate map voter data.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param acct Voter user number.
    function getVoterOfDelegateMap(Repo storage repo, uint256 seqOfMotion, uint256 acct)
        public view returns (DelegateMap.Voter memory)
    {
        return repo.records[seqOfMotion].map.voters[acct];
    }

    /// @notice Get delegate of an account.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param acct Voter user number.
    function getDelegateOf(Repo storage repo, uint256 seqOfMotion, uint acct)
        public view returns (uint)
    {
        return repo.records[seqOfMotion].map.getDelegateOf(acct);
    }

    // ==== motion ====

    /// @notice Get motion by sequence.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    function getMotion(Repo storage repo, uint256 seqOfMotion)
        public view returns (Motion memory motion)
    {
        motion = repo.motions[seqOfMotion];
    }

    // ==== voting ====

    /// @notice Check if account has voted.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param acct Voter user number.
    function isVoted(Repo storage repo, uint256 seqOfMotion, uint256 acct)
        public view returns (bool)
    {
        return repo.records[seqOfMotion].box.isVoted(acct);
    }

    /// @notice Check if account voted for an attitude.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param acct Voter user number.
    /// @param atti Attitude value.
    function isVotedFor(
        Repo storage repo,
        uint256 seqOfMotion,
        uint256 acct,
        uint256 atti
    ) public view returns (bool) {
        return repo.records[seqOfMotion].box.isVotedFor(acct, atti);
    }

    /// @notice Get aggregate case for attitude.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param atti Attitude value.
    function getCaseOfAttitude(Repo storage repo, uint256 seqOfMotion, uint256 atti)
        public view returns (BallotsBox.Case memory )
    {
        return repo.records[seqOfMotion].box.getCaseOfAttitude(atti);
    }

    /// @notice Get ballot for account.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    /// @param acct Voter user number.
    function getBallot(Repo storage repo, uint256 seqOfMotion, uint256 acct)
        public view returns (BallotsBox.Ballot memory)
    {
        return repo.records[seqOfMotion].box.getBallot(acct);
    }

    /// @notice Check if motion passed.
    /// @param repo Storage repo.
    /// @param seqOfMotion Motion sequence.
    function isPassed(Repo storage repo, uint256 seqOfMotion) public view returns (bool) {
        return repo.motions[seqOfMotion].body.state == uint8(MotionsRepo.StateOfMotion.Passed);
    }

    // ==== snList ====

    /// @notice Get motion sequence list.
    /// @param repo Storage repo.
    function getSeqList(Repo storage repo) public view returns (uint[] memory) {
        return repo.seqList.values();
    }

}

Contents

OfficersRepo.sol

contracts/lib/books/OfficersRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";
import "../../comps/books/rom/IRegisterOfMembers.sol";

/// @title OfficersRepo
/// @notice Library for managing officer/director positions and memberships.
/// @dev Stores positions, holders, and nomination rules.
library OfficersRepo {
    using EnumerableSet for EnumerableSet.Bytes32Set;
    using EnumerableSet for EnumerableSet.UintSet;

    /// @notice Officer title identifiers.
    enum TitleOfOfficers {
        ZeroPoint,
        Shareholder,
        Chairman,
        ViceChairman,
        ManagingDirector,
        Director,
        CEO,
        CFO,
        COO,
        CTO,
        President,
        VicePresident,
        Supervisor,
        SeniorManager,
        Manager,
        ViceManager
    }

    /// @notice Position record.
    struct Position {
        uint16 title;
        uint16 seqOfPos;
        uint40 acct;
        uint40 nominator;
        uint48 startDate;
        uint48 endDate;
        uint16 seqOfVR;
        uint16 titleOfNominator;
        uint16 argu;
    }

    /// @notice Group of positions and accounts.
    struct Group {
        // seqList
        EnumerableSet.UintSet posList;
        // acctList
        EnumerableSet.UintSet acctList;
    }

    /// @notice Repository storage for officer positions.
    struct Repo {
        //seqOfPos => Position
        mapping(uint => Position)  positions;
        // acct => seqOfPos
        mapping(uint => EnumerableSet.UintSet) posInHand;
        Group directors;
        Group managers;
    }

    //##############
    //##   Error  ##
    //##############

    error OFR_WrongInput(bytes32 reason);

    error OFR_WrongState(bytes32 reason);

    error OFR_WrongParty(bytes32 reason);

    //#################
    //##   Modifier  ##
    //#################

    /// @dev Reverts if the position is occupied.
    modifier isVacant(Repo storage repo, uint256 seqOfPos) {
        if (isOccupied(repo, seqOfPos)) {
            revert OFR_WrongState(bytes32("OFR_PositionOccupied"));
        }
        _;
    }

    //#################
    //##    Write    ##
    //#################

    // ==== snParser ====

    /// @notice Parse encoded position data.
    /// @param sn Encoded position head.
    function snParser(bytes32 sn) public pure returns (Position memory position) {
        uint _sn = uint(sn);

        position = Position({
            title: uint16(_sn >> 240),
            seqOfPos: uint16(_sn >> 224),
            acct: uint40(_sn >> 184),
            nominator: uint40(_sn >> 144),
            startDate: uint48(_sn >> 96),
            endDate: uint48(_sn >> 48),
            seqOfVR: uint16(_sn >> 32),
            titleOfNominator: uint16(_sn >> 16),
            argu: uint16(_sn)
        });
    }

    /// @notice Encode position fields into bytes32.
    function codifyPosition(Position memory position) public pure returns (bytes32 sn) {
        bytes memory _sn = abi.encodePacked(
                            position.title,
                            position.seqOfPos,
                            position.acct,
                            position.nominator,
                            position.startDate,
                            position.endDate,
                            position.seqOfVR,
                            position.titleOfNominator,
                            position.argu);
        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    // ======== Setting ========

    /// @notice Create a position from encoded data.
    /// @param snOfPos Encoded position head (non-zero, valid fields).
    function createPosition (Repo storage repo, bytes32 snOfPos)
        public
    {
        Position memory pos = snParser(snOfPos);
        addPosition(repo, pos);
    }

    /// @notice Add or update a position.
    /// @param pos Position struct (seqOfPos > 0, title > Shareholder, endDate > startDate).
    function addPosition(
        Repo storage repo,
        Position memory pos
    ) public {
        if (pos.title <= uint8(TitleOfOfficers.Shareholder)) {
            revert OFR_WrongInput(bytes32("OFR_ZeroPosition"));
        }
        if (pos.seqOfPos == 0) {
            revert OFR_WrongInput(bytes32("OFR_ZeroSeqOfPos"));
        }
        if (pos.titleOfNominator == 0) {
            revert OFR_WrongInput(bytes32("OFR_ZeroTitleOfNominator"));
        }
        if (pos.endDate <= pos.startDate) {
            revert OFR_WrongInput(bytes32("OFR_EndDateNotLaterStart"));
        }
        if (pos.endDate <= block.timestamp) {
            revert OFR_WrongInput(bytes32("OFR_EndDateNotFuture"));
        }

        Position storage p = repo.positions[pos.seqOfPos];

        if (p.seqOfPos == 0) {
            if (pos.title <= uint8(TitleOfOfficers.Director))
                repo.directors.posList.add(pos.seqOfPos);
            else repo.managers.posList.add(pos.seqOfPos);
        } else if (p.seqOfPos != pos.seqOfPos || p.title != pos.title)
            revert OFR_WrongInput(bytes32("OFR_RemovePosFirst"));

        repo.positions[pos.seqOfPos] = pos;
    }

    /// @notice Remove a vacant position.
    /// @param seqOfPos Position sequence number (> 0).
    function removePosition(Repo storage repo, uint256 seqOfPos)
        public isVacant(repo, seqOfPos) returns (bool flag)
    {
        if (repo.directors.posList.remove(seqOfPos) ||
            repo.managers.posList.remove(seqOfPos))
        {
            delete repo.positions[seqOfPos];
            flag = true;
        }
    }

    /// @notice Assign a position to an account.
    /// @param seqOfPos Position sequence number (> 0).
    /// @param acct Account id (> 0).
    function takePosition (
        Repo storage repo,
        uint256 seqOfPos,
        uint acct
    ) public returns (bool flag) {
        if (seqOfPos == 0) {
            revert OFR_WrongInput(bytes32("OFR_ZeroSeqOfPos"));
        }
        if (acct == 0) {
            revert OFR_WrongInput(bytes32("OFR_ZeroAcct"));
        }

        Position storage pos = repo.positions[seqOfPos];

        if (repo.directors.posList.contains(seqOfPos))
            repo.directors.acctList.add(acct);
        else if (repo.managers.posList.contains(seqOfPos))
            repo.managers.acctList.add(acct);
        else revert OFR_WrongInput(bytes32("OFR_PosNotExist"));

        pos.acct = uint40(acct);
        pos.startDate = uint48(block.timestamp);

        repo.posInHand[acct].add(seqOfPos);

        flag = true;
    }

    /// @notice Quit a position held by an account.
    /// @param seqOfPos Position sequence number (> 0).
    /// @param acct Account id (> 0).
    function quitPosition(
        Repo storage repo,
        uint256 seqOfPos,
        uint acct
    ) public returns (bool flag)
    {
        Position memory pos = repo.positions[seqOfPos];
        if (acct != pos.acct) {
            revert OFR_WrongParty(bytes32("OFR_NotTheOfficer"));
        }
        flag = vacatePosition(repo, seqOfPos);
    }

    /// @notice Vacate a position.
    /// @param seqOfPos Position sequence number (> 0).
    function vacatePosition (
        Repo storage repo,
        uint seqOfPos
    ) public returns (bool flag)
    {
        Position storage pos = repo.positions[seqOfPos];

        uint acct = pos.acct;
        if (acct == 0) {
            revert OFR_WrongInput(bytes32("OFR_EmptyPos"));
        }

        if (repo.posInHand[acct].remove(seqOfPos)) {
            pos.acct = 0;

            if (pos.title <= uint8(TitleOfOfficers.Director))
                repo.directors.acctList.remove(acct);
            else if (repo.posInHand[acct].length() == 0) {
                repo.managers.acctList.remove(acct);
            }

            flag = true;
        }
    }

    //################
    //##    Read    ##
    //################

    // ==== Positions ====

    /// @notice Check whether a position exists and is active.
    /// @param seqOfPos Position sequence number (> 0).
    function posExist(Repo storage repo, uint256 seqOfPos) public view returns (bool flag) {
        flag = repo.positions[seqOfPos].endDate > block.timestamp;
    }

    /// @notice Check whether a position is occupied.
    /// @param seqOfPos Position sequence number (> 0).
    function isOccupied(Repo storage repo, uint256 seqOfPos) public view returns (bool flag) {
        flag = repo.positions[seqOfPos].acct > 0;
    }

    /// @notice Get position details.
    /// @param seqOfPos Position sequence number (> 0).
    function getPosition(Repo storage repo, uint256 seqOfPos) public view returns (Position memory pos) {
        pos = repo.positions[seqOfPos];
    }

    /// @notice Get full position info for a list of positions.
    /// @param pl Position sequence list.
    function getFullPosInfo(Repo storage repo, uint[] memory pl)
        public view returns(Position[] memory)
    {
        uint256 len = pl.length;
        Position[] memory ls = new Position[](len);

        while (len > 0) {
            ls[len-1] = repo.positions[pl[len-1]];
            len--;
        }

        return ls;
    }

    // ==== Managers ====

    /// @notice Check whether an account is a manager.
    /// @param acct Account id (> 0).
    function isManager(Repo storage repo, uint256 acct) public view returns (bool flag) {
        flag = repo.managers.acctList.contains(acct);
    }

    /// @notice Get number of managers.
    function getNumOfManagers(Repo storage repo) public view returns (uint256 num) {
        num = repo.managers.acctList.length();
    }

    /// @notice Get manager account list.
    function getManagersList(Repo storage repo) public view returns (uint256[] memory ls) {
        ls = repo.managers.acctList.values();
    }

    /// @notice Get manager position list.
    function getManagersPosList(Repo storage repo) public view returns(uint[] memory list) {
        list = repo.managers.posList.values();
    }

    /// @notice Get full manager position info.
    function getManagersFullPosInfo(Repo storage repo) public view returns(Position[] memory output)
    {
        uint[] memory pl = repo.managers.posList.values();
        output = getFullPosInfo(repo, pl);
    }

    // ==== Directors ====

    /// @notice Check whether an account is a director.
    /// @param acct Account id (> 0).
    function isDirector(Repo storage repo, uint256 acct)
        public view returns (bool flag)
    {
        flag = repo.directors.acctList.contains(acct);
    }

    /// @notice Get number of directors.
    function getNumOfDirectors(Repo storage repo) public view
        returns (uint256 num)
    {
        num = repo.directors.acctList.length();
    }

    /// @notice Get director account list.
    function getDirectorsList(Repo storage repo) public view
        returns (uint256[] memory ls)
    {
        ls = repo.directors.acctList.values();
    }

    /// @notice Get director position list.
    function getDirectorsPosList(Repo storage repo) public view returns (uint256[] memory ls)
    {
        ls = repo.directors.posList.values();
    }

    /// @notice Get full director position info.
    function getDirectorsFullPosInfo(Repo storage repo) public view returns(Position[] memory output)
    {
        uint[] memory pl = repo.directors.posList.values();
        output = getFullPosInfo(repo, pl);
    }

    // ==== Executives ====

    /// @notice Check whether an account holds a position.
    /// @param acct Account id (> 0).
    /// @param seqOfPos Position sequence number (> 0).
    function hasPosition(Repo storage repo, uint256 acct, uint256 seqOfPos)
        public view returns (bool flag)
    {
        flag = repo.posInHand[acct].contains(seqOfPos);
    }

    /// @notice Get positions held by an account.
    /// @param acct Account id (> 0).
    function getPosInHand(Repo storage repo, uint256 acct)
        public view returns (uint256[] memory ls)
    {
        ls = repo.posInHand[acct].values();
    }

    /// @notice Get full position info held by an account.
    /// @param acct Account id (> 0).
    function getFullPosInfoInHand(Repo storage repo, uint acct)
        public view returns (Position[] memory output)
    {
        uint256[] memory pl = repo.posInHand[acct].values();
        output = getFullPosInfo(repo, pl);
    }

    /// @notice Check whether an account holds a title.
    /// @param acct Account id (> 0).
    /// @param title Title id (see TitleOfOfficers).
    /// @param _rom Register of members.
    function hasTitle(Repo storage repo, uint acct, uint title, IRegisterOfMembers _rom)
        public view returns (bool)
    {
        if (title == uint8(TitleOfOfficers.Shareholder))
            return _rom.isMember(acct);

        if (title == uint8(TitleOfOfficers.Director))
            return isDirector(repo, acct);

        Position[] memory list = getFullPosInfoInHand(repo, acct);
        uint len = list.length;
        while (len > 0) {
            if (list[len-1].title == uint16(title))
                return true;
            len --;
        }
        return false;
    }

    /// @notice Check whether an account has nomination rights for a position.
    /// @param seqOfPos Position sequence number (> 0).
    /// @param acct Account id (> 0).
    /// @param _rom Register of members.
    function hasNominationRight(Repo storage repo, uint seqOfPos, uint acct, IRegisterOfMembers _rom)
        public view returns (bool)
    {
        Position memory pos = repo.positions[seqOfPos];
        if (pos.endDate <= block.timestamp) return false;
        else if (pos.nominator == 0)
            return hasTitle(repo, acct, pos.titleOfNominator, _rom);
        else return (pos.nominator == acct);
    }

    // ==== seatsCalculator ====

    /// @notice Get board seats quota nominated by an account.
    /// @param acct Account id (> 0).
    function getBoardSeatsQuota(Repo storage repo, uint256 acct) public view returns (uint256 quota)
    {
        uint[] memory pl = repo.directors.posList.values();
        uint256 len = pl.length;
        while (len > 0) {
            Position memory pos = repo.positions[pl[len-1]];
            if (pos.nominator == acct) quota++;
            len--;
        }
    }

    /// @notice Get number of occupied board seats under an account's nomination.
    /// @param acct Account id (> 0).
    function getBoardSeatsOccupied(Repo storage repo, uint acct) public view returns (uint256 num)
    {
        uint256[] memory dl = repo.directors.acctList.values();
        uint256 lenOfDL = dl.length;

        while (lenOfDL > 0) {
            uint256[] memory pl = repo.posInHand[dl[lenOfDL-1]].values();
            uint256 lenOfPL = pl.length;

            while(lenOfPL > 0) {
                Position memory pos = repo.positions[pl[lenOfPL-1]];
                if ( pos.title <= uint8(TitleOfOfficers.Director)) {
                    if (pos.nominator == acct) num++;
                    break;
                }
                lenOfPL--;
            }

            lenOfDL--;
        }
    }
}

Contents

OptionsRepo.sol

contracts/lib/books/OptionsRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";
import "./Checkpoints.sol";
import "./CondsRepo.sol";
import "./SharesRepo.sol";
import "./SwapsRepo.sol";

import "../../comps/books/ros/IRegisterOfShares.sol";

/// @title OptionsRepo
/// @notice Library for creating, executing, and settling option records.
/// @dev Stores options, obligors, swaps, and oracle checkpoints.
library OptionsRepo {
    using EnumerableSet for EnumerableSet.UintSet;
    using Checkpoints for Checkpoints.History;
    using CondsRepo for CondsRepo.Cond;
    using CondsRepo for bytes32;
    using SwapsRepo for SwapsRepo.Repo;

    /// @notice Option types.
    enum TypeOfOpt {
        CallPrice,
        PutPrice,
        CallRoe,
        PutRoe,
        CallPriceWithCnds,
        PutPriceWithCnds,
        CallRoeWithCnds,
        PutRoeWithCnds
    }

    /// @notice Option lifecycle states.
    enum StateOfOpt {
        Pending,
        Issued,
        Executed,
        Closed
    }

    /// @notice Core option parameters encoded in snOfOpt.
    struct Head {
        uint32 seqOfOpt;
        uint8 typeOfOpt;
        uint16 classOfShare;
        uint32 rate;
        uint48 issueDate;
        uint48 triggerDate;
        uint16 execDays;
        uint16 closingDays;
        uint40 obligor;
    }

    /// @notice Runtime fields of an option.
    struct Body {
        uint48 closingDeadline;
        uint40 rightholder;
        uint64 paid;
        uint64 par;
        uint8 state;
        uint16 para;
        uint16 argu;
    }

    /// @notice Full option record.
    struct Option {
        Head head;
        CondsRepo.Cond cond;
        Body body;
    }

    /// @notice Per-option auxiliary data.
    struct Record {
        EnumerableSet.UintSet obligors;
        SwapsRepo.Repo swaps;
        Checkpoints.History oracles;
    }

    /// @notice Repository storage for options.
    struct Repo {
        mapping(uint256 => Option) options;
        mapping(uint256 => Record) records;
        EnumerableSet.UintSet seqList;
    }

    // ###############
    // ##    Error  ##
    // ###############

    error OPR_WrongInput(bytes32 reason);

    error OPR_WrongState(bytes32 reason);

    error OPR_WrongParty(bytes32 reason);

    error OPR_Overflow(bytes32 reason);

    // ###############
    // ##  Modifier ##
    // ###############

    /// @dev Reverts if the option does not exist.
    modifier optExist(Repo storage repo, uint seqOfOpt) {
        if (!isOption(repo, seqOfOpt)) {
            revert OPR_WrongState(bytes32("OPR_OptNotExist"));
        }
        _;
    }

    /// @dev Reverts if caller is not the option rightholder.
    modifier onlyRightholder(Repo storage repo, uint seqOfOpt, uint caller) {
        if (!isRightholder(repo, seqOfOpt, caller)) {
            revert OPR_WrongParty(bytes32("OPR_NotTheRightholder"));
        }
        _;
    }

    // ###############
    // ## Write I/O ##
    // ###############

    // ==== cofify / parser ====

    /// @notice Parse an option serial number into its head.
    function snParser(bytes32 sn) public pure returns (Head memory head) {
        uint _sn = uint(sn);

        head = Head({
            seqOfOpt: uint32(_sn >> 224),
            typeOfOpt: uint8(_sn >> 216),
            classOfShare: uint16(_sn >> 200),
            rate: uint32(_sn >> 168),
            issueDate: uint48(_sn >> 120),
            triggerDate: uint48(_sn >> 72),
            execDays: uint16(_sn >> 56),
            closingDays: uint16(_sn >> 40),
            obligor: uint40(_sn)
        });
    }

    /// @notice Encode a head into an option serial number.
    function codifyHead(Head memory head) public pure returns (bytes32 sn) {
        bytes memory _sn = abi.encodePacked(
                            head.seqOfOpt,
                            head.typeOfOpt,
                            head.classOfShare,
                            head.rate,
                            head.issueDate,
                            head.triggerDate,
                            head.execDays,
                            head.closingDays,
                            head.obligor);
        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    // ==== Option ====

    /// @notice Create and register an option from encoded inputs.
    function createOption(
        Repo storage repo,
        bytes32 snOfOpt,
        bytes32 snOfCond,
        uint rightholder,
        uint paid,
        uint par
    ) public returns (Head memory head)
    {
        Option memory opt;

        opt.head = snParser(snOfOpt);
        opt.cond = snOfCond.snParser();

        opt.body.closingDeadline = opt.head.triggerDate + (uint48(opt.head.execDays) + uint48(opt.head.closingDays)) * 86400;
        opt.body.rightholder = uint40(rightholder);
        opt.body.paid = uint64(paid);
        opt.body.par = uint64(par);

        head = regOption(repo, opt);
    }

    /// @notice Mark an option as issued.
    function issueOption(
        Repo storage repo,
        Option memory opt
    ) public returns(uint) {
        Option storage o = repo.options[opt.head.seqOfOpt];

        o.head.issueDate = uint48(block.timestamp);
        o.body.state = uint8(StateOfOpt.Issued);

        return o.head.issueDate;
    }

    /// @notice Register an option with validation and sequence assignment.
    function regOption(
        Repo storage repo,
        Option memory opt
    ) public returns(Head memory) {

        if (opt.head.rate == 0) {
            revert OPR_WrongInput(bytes32("OPR_ZeroRate"));
        }
        if (opt.head.triggerDate <= block.timestamp) {
            revert OPR_WrongInput(bytes32("OPR_TriggerDateNotFuture"));
        }
        if (opt.head.execDays == 0) {
            revert OPR_WrongInput(bytes32("OPR_ZeroExecDays"));
        }
        if (opt.head.closingDays == 0) {
            revert OPR_WrongInput(bytes32("OPR_ZeroClosingDays"));
        }
        if (opt.head.obligor == 0) {
            revert OPR_WrongInput(bytes32("OPR_ZeroObligor")) ;
        }
        if (opt.body.rightholder == 0) {
            revert OPR_WrongInput(bytes32("OPR_ZeroRightholder"));
        }
        if (opt.body.paid == 0) {
            revert OPR_WrongInput(bytes32("OPR_ZeroPaid"));
        }
        if (opt.body.par < opt.body.paid) {
            revert OPR_WrongInput(bytes32("OPR_PaidExceedsPar"));
        }

        opt.head.seqOfOpt = _increaseCounter(repo);

        repo.seqList.add(opt.head.seqOfOpt);

        repo.options[opt.head.seqOfOpt] = opt;
        repo.records[opt.head.seqOfOpt].obligors.add(opt.head.obligor);

        return opt.head;
    }

    /// @notice Remove a pending option.
    function removeOption(
        Repo storage repo,
        uint seqOfOpt
    ) public returns (bool flag) {

        if (repo.options[seqOfOpt].body.state != uint8(StateOfOpt.Pending)) {
            revert OPR_WrongState(bytes32("OPR_OptNotInPending"));
        }

        if (repo.seqList.remove(seqOfOpt)) {
            delete repo.options[seqOfOpt];
            flag = true;
        }
    }

    // ==== Record ====

    /// @notice Add an obligor to an option.
    function addObligorIntoOption(Repo storage repo, uint seqOfOpt, uint256 obligor)
        public returns(bool)
    {
        if (obligor == 0) {
            revert OPR_WrongInput(bytes32("OR.ZeroObligor"));
        }
        return repo.records[seqOfOpt].obligors.add(uint40(obligor));
    }

    /// @notice Remove an obligor from an option.
    function removeObligorFromOption(Repo storage repo, uint seqOfOpt, uint256 obligor)
        public returns(bool)
    {
        if (obligor == 0) {
            revert OPR_WrongInput(bytes32("OR.ZeroObligor"));
        }
        return repo.records[seqOfOpt].obligors.remove(obligor);
    }

    /// @notice Add multiple obligors to an option.
    function addObligorsIntoOption(Repo storage repo, uint seqOfOpt, uint256[] memory obligors)
        public
    {
        Record storage rcd = repo.records[seqOfOpt];
        uint256 len = obligors.length;

        while (len > 0) {
            rcd.obligors.add(uint40(obligors[len-1]));
            len--;
        }
    }

    // ==== ExecOption ====

    /// @notice Append an oracle checkpoint.
    function updateOracle(
        Repo storage repo,
        uint256 seqOfOpt,
        uint d1,
        uint d2,
        uint d3
    ) public optExist(repo, seqOfOpt) {
        repo.records[seqOfOpt].oracles.push(100, d1, d2, d3);
    }

    /// @notice Execute an issued option within its exercise window.
    function execOption(
        Repo storage repo,
        uint256 seqOfOpt,
        uint caller
    ) public onlyRightholder(repo, seqOfOpt, caller) {
        Option storage opt = repo.options[seqOfOpt];
        Record storage rcd = repo.records[seqOfOpt];

        if (opt.body.state != uint8(StateOfOpt.Issued)) {
            revert OPR_WrongState(bytes32("OPR_OptNotInIssuedState"));
        }
        if (block.timestamp < opt.head.triggerDate) {
            revert OPR_WrongState(bytes32("OPR_NotReachedTriggerDate"));
        }

        if (block.timestamp >= opt.head.triggerDate + uint48(opt.head.execDays) * 86400) {
            revert OPR_WrongState(bytes32("OPR_NotInExercisePeriod"));
        }

        if (opt.head.typeOfOpt > uint8(TypeOfOpt.PutRoe)) {
            Checkpoints.Checkpoint memory cp = rcd.oracles.latest();

            if (opt.cond.logicOpr == uint8(CondsRepo.LogOps.ZeroPoint)) {
                if (!opt.cond.checkSoleCond(cp.paid)) {
                    revert OPR_WrongState(bytes32("OPR_CondsNotSatisfied"));
                }
            } else if (opt.cond.logicOpr <= uint8(CondsRepo.LogOps.NotEqual)) {
                if (!opt.cond.checkCondsOfTwo(cp.paid, cp.par)) {
                    revert OPR_WrongState(bytes32("OPR_CondsNotSatisfied"));
                }
            } else if (opt.cond.logicOpr <= uint8(CondsRepo.LogOps.NeOr)) {
                if (!opt.cond.checkCondsOfThree(cp.paid, cp.par, cp.points)) {
                    revert OPR_WrongState(bytes32("OPR_CondsNotSatisfied"));
                }
            } else revert OPR_Overflow(bytes32("OPR_LogOperatorOverflow"));
        }

        opt.body.closingDeadline = uint48(block.timestamp) + uint48(opt.head.closingDays) * 86400;
        opt.body.state = uint8(StateOfOpt.Executed);
    }

    // ==== Brief ====

    /// @notice Create a swap order for an executed option.
    function createSwap(
        Repo storage repo,
        uint256 seqOfOpt,
        uint seqOfTarget,
        uint paidOfTarget,
        uint seqOfPledge,
        uint caller,
        IRegisterOfShares _ros
    ) public onlyRightholder(repo, seqOfOpt, caller) returns(SwapsRepo.Swap memory swap) {

        Option storage opt = repo.options[seqOfOpt];

        if (opt.body.state != uint8(StateOfOpt.Executed)) {
            revert OPR_WrongState(bytes32("OPR_OptNotInExecutedState"));
        }
        if (block.timestamp >= opt.body.closingDeadline) {
            revert OPR_WrongState(bytes32("OPR_OptExpired"));
        }

        swap.seqOfTarget = uint32(seqOfTarget);
        swap.paidOfTarget = uint64(paidOfTarget);
        swap.seqOfPledge = uint32(seqOfPledge);
        swap.state = uint8(SwapsRepo.StateOfSwap.Issued);

        Record storage rcd = repo.records[opt.head.seqOfOpt];

        SharesRepo.Head memory headOfTarget = _ros.getShare(swap.seqOfTarget).head;
        SharesRepo.Head memory headOfPledge = _ros.getShare(swap.seqOfPledge).head;

        if (opt.head.classOfShare != headOfTarget.class) {
            revert OPR_WrongInput(bytes32("OPR_WrongTargetClass"));
        }

        if (opt.body.paid < rcd.swaps.sumPaidOfTarget() + swap.paidOfTarget) {
            revert OPR_Overflow(bytes32("OPR_PaidOfTargetOverflow"));
        }

        if (opt.head.typeOfOpt % 2 == 1) { // Put Option

            if (opt.body.rightholder != headOfTarget.shareholder) {
                revert OPR_WrongInput(bytes32("OPR_RightholderNotTargetholder"));
            }
            if (!rcd.obligors.contains(headOfPledge.shareholder)) {
                revert OPR_WrongInput(bytes32("OPR_PledgeShareholderNotObligor"));
            }

            swap.isPutOpt = true;

        } else { // Call Opt
            if (opt.body.rightholder != headOfPledge.shareholder) {
                revert OPR_WrongInput(bytes32("OPR_PldShareholderHasNoRight"));
            }

            if (!rcd.obligors.contains(headOfTarget.shareholder)) {
                revert OPR_WrongInput(bytes32("OPR_TgtShareholderNotObligor"));
            }
        }

        if (opt.head.typeOfOpt % 4 < 2)
            swap.priceOfDeal = opt.head.rate;
        else {
            uint32 ds = uint32(((block.timestamp - headOfTarget.issueDate) + 43200) / 86400);
            swap.priceOfDeal = uint32(uint(headOfTarget.priceOfPaid) * (opt.head.rate * ds + 3650000) / 3650000);
        }

        if (opt.head.typeOfOpt % 2 == 1) {
            swap.paidOfPledge = (swap.priceOfDeal - headOfTarget.priceOfPaid) * 10000
                * swap.paidOfTarget / headOfPledge.priceOfPaid / 10000;
        }

        return rcd.swaps.regSwap(swap);

    }

    /// @notice Pay off a swap order.
    function payOffSwap(
        Repo storage repo,
        uint seqOfOpt,
        uint seqOfSwap
        // uint msgValue,
        // uint centPrice
    ) public returns (SwapsRepo.Swap memory ) {

        Option storage opt = repo.options[seqOfOpt];

        if (opt.body.state != uint8(StateOfOpt.Executed)) {
            revert OPR_WrongState(bytes32("OPR_OptNotInExecutedState"));
        }
        if (block.timestamp >= opt.body.closingDeadline) {
            revert OPR_WrongState(bytes32("OPR_OptExpired"));
        }

        return repo.records[seqOfOpt].swaps.payOffSwap(seqOfSwap);
    }

    /// @notice Terminate an expired swap order.
    function terminateSwap(
        Repo storage repo,
        uint seqOfOpt,
        uint seqOfSwap
    ) public returns (SwapsRepo.Swap memory){

        Option storage opt = repo.options[seqOfOpt];

        if (opt.body.state != uint8(StateOfOpt.Executed)) {
            revert OPR_WrongState(bytes32("OPR_OptNotInExecutedState"));
        }
        if (block.timestamp < opt.body.closingDeadline) {
            revert OPR_WrongState(bytes32("OPR_OptNotExpired"));
        }

        return repo.records[seqOfOpt].swaps.terminateSwap(seqOfSwap);
    }

    // ==== Counter ====

    /// @dev Increment and return the option sequence counter.
    function _increaseCounter(Repo storage repo) private returns(uint32 seqOfOpt) {
        repo.options[0].head.seqOfOpt++;
        seqOfOpt = repo.options[0].head.seqOfOpt;
    }

    // ################
    // ##  Read I/O  ##
    // ################

    // ==== Repo ====

    /// @notice Get the option counter.
    function counterOfOptions(Repo storage repo)
        public view returns (uint32)
    {
        return repo.options[0].head.seqOfOpt;
    }

    /// @notice Get number of options.
    function qtyOfOptions(Repo storage repo)
        public view returns (uint)
    {
        return repo.seqList.length();
    }

    /// @notice Check whether an option exists.
    function isOption(Repo storage repo, uint256 seqOfOpt)
        public view returns (bool)
    {
        return repo.seqList.contains(seqOfOpt);
    }

    /// @notice Get an option by sequence number.
    function getOption(Repo storage repo, uint256 seqOfOpt) public view
        optExist(repo, seqOfOpt) returns (OptionsRepo.Option memory option)
    {
        option = repo.options[seqOfOpt];
    }

    /// @notice Get all options.
    function getAllOptions(Repo storage repo)
        public view returns (Option[] memory)
    {
        uint[] memory ls = repo.seqList.values();
        uint256 len = ls.length;
        Option[] memory output = new Option[](len);

        while (len > 0) {
            output[len-1] = repo.options[ls[len-1]];
            len--;
        }
        return output;
    }

    /// @notice Check whether an account is the rightholder.
    function isRightholder(Repo storage repo, uint256 seqOfOpt, uint256 acct)
        public view optExist(repo, seqOfOpt) returns (bool)
    {
        return repo.options[seqOfOpt].body.rightholder == acct;
    }

    /// @notice Check whether an account is an obligor.
    function isObligor(Repo storage repo, uint256 seqOfOpt, uint256 acct) public view optExist(repo, seqOfOpt) returns (bool)
    {
        return repo.records[seqOfOpt].obligors.contains(acct);
    }

    /// @notice Get obligors of an option.
    function getObligorsOfOption(Repo storage repo, uint256 seqOfOpt) public view optExist(repo, seqOfOpt) returns (uint256[] memory)
    {
        return repo.records[seqOfOpt].obligors.values();
    }

    /// @notice Get list of option sequence numbers.
    function getSeqList(Repo storage repo) public view returns(uint[] memory) {
        return repo.seqList.values();
    }

    // ==== Order ====

    /// @notice Get swap counter for an option.
    function counterOfSwaps(Repo storage repo, uint256 seqOfOpt)
        public view returns (uint16)
    {
        return repo.records[seqOfOpt].swaps.counterOfSwaps();
    }

    /// @notice Sum paid amount of targets for an option.
    function sumPaidOfTarget(Repo storage repo, uint256 seqOfOpt)
        public view returns (uint64)
    {
        return repo.records[seqOfOpt].swaps.sumPaidOfTarget();
    }

    /// @notice Check whether a swap exists.
    function isSwap(Repo storage repo, uint256 seqOfOpt, uint256 seqOfOrder)
        public view returns (bool)
    {
        return repo.records[seqOfOpt].swaps.isSwap(seqOfOrder);
    }

    /// @notice Get a swap by sequence number.
    function getSwap(Repo storage repo, uint256 seqOfOpt, uint256 seqOfSwap)
        public view returns (SwapsRepo.Swap memory)
    {
        return repo.records[seqOfOpt].swaps.getSwap(seqOfSwap);
    }

    /// @notice Get all swaps of an option.
    function getAllSwapsOfOption(Repo storage repo, uint256 seqOfOpt)
        public view returns (SwapsRepo.Swap[] memory )
    {
        return repo.records[seqOfOpt].swaps.getAllSwaps();
    }

    /// @notice Check whether all swaps are closed.
    function allSwapsClosed(Repo storage repo, uint256 seqOfOpt)
        public view returns (bool)
    {
        return repo.records[seqOfOpt].swaps.allSwapsClosed();
    }

    // ==== Oracles ====

    /// @notice Get oracle checkpoint at a date.
    function getOracleAtDate(
        Repo storage repo,
        uint256 seqOfOpt,
        uint date
    ) public view optExist(repo, seqOfOpt)
        returns (Checkpoints.Checkpoint memory)
    {
        return repo.records[seqOfOpt].oracles.getAtDate(date);
    }

    /// @notice Get latest oracle checkpoint.
    function getLatestOracle(Repo storage repo, uint256 seqOfOpt)
        public view optExist(repo, seqOfOpt)
        returns(Checkpoints.Checkpoint memory)
    {
        return repo.records[seqOfOpt].oracles.latest();
    }

    /// @notice Get all oracle checkpoints of an option.
    function getAllOraclesOfOption(Repo storage repo, uint256 seqOfOpt)
        public view optExist(repo, seqOfOpt)
        returns (Checkpoints.Checkpoint[] memory)
    {
        return repo.records[seqOfOpt].oracles.pointsOfHistory();
    }

    // function checkValueOfSwap(
    //     Repo storage repo,
    //     uint seqOfOpt,
    //     uint seqOfSwap,
    //     uint centPrice
    // ) public view optExist(repo, seqOfOpt) returns (uint) {
    //     return repo.records[seqOfOpt].swaps.checkValueOfSwap(seqOfSwap, centPrice);
    // }

}

Contents

OrdersRepo.sol

contracts/lib/books/OrdersRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./GoldChain.sol";

/// @title OrdersRepo
/// @notice Order book utilities for matching offers and bids.
library OrdersRepo {
    using GoldChain for GoldChain.Chain;

    /// @notice Compact brief for on-chain encoding.
    struct Brief {
        uint16 classOfShare;
        uint32 seqOfShare;
        uint40 buyer;
        uint40 seller;
        uint64 paid;
        uint32 price;
        uint16 votingWeight;
        uint16 distrWeight;
    }

    /// @notice Order/deal model used by matching engine.
    struct Deal {
        address from;
        uint40 buyer;
        uint40 groupRep;
        uint16 classOfShare;
        address to;
        uint40 seller;
        uint32 seqOfShare;
        uint8 state;
        bool inEth;
        bool isOffer;
        uint64 paid;
        uint32 price;
        uint16 votingWeight;
        uint16 distrWeight;
        uint128 consideration;
    }

    /// @notice Two-sided order book storage.
    struct Repo {
        GoldChain.Chain offers;
        GoldChain.Chain bids;
    }

    //##############
    //##  Error   ##
    //##############

    error ODR_WrongInput(bytes32 reason);

    //#################
    //##  Write I/O  ##
    //#################

    // ==== Codify & Parse ====

    /// @notice Parse brief from packed bytes32.
    /// @param sn Packed brief.
    function parseBrief(bytes32 sn) public pure returns(
        Brief memory brief
    ) {
        uint _sn = uint(sn);

        brief.classOfShare = uint16(_sn >> 240);
        brief.seqOfShare = uint32(_sn >> 208);
        brief.buyer = uint40(_sn >> 168);
        brief.seller = uint40(_sn >> 128);
        brief.paid = uint64(_sn >> 64);
        brief.price = uint32(_sn >> 32);
        brief.votingWeight = uint16(_sn >> 16);
        brief.distrWeight = uint16(_sn);
    }

    /// @notice Pack deal fields into brief.
    /// @param deal Deal data.
    function codifyBrief(
        Deal memory deal
    ) public pure returns(bytes32 sn) {
        bytes memory _sn =
            abi.encodePacked(
                deal.classOfShare,
                deal.seqOfShare,
                deal.buyer,
                deal.seller,
                deal.paid,
                deal.price,
                deal.votingWeight,
                deal.distrWeight
            );

        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    /// @notice Parse a deal from packed segments.
    /// @param fromSn Packed from-part.
    /// @param toSn Packed to-part.
    /// @param qtySn Packed qty-part.
    function parseDeal(
        bytes32 fromSn, bytes32 toSn, bytes32 qtySn
    ) public pure returns(
        Deal memory deal
    ) {
        uint _fromSn = uint(fromSn);

        deal.from = address(uint160(_fromSn >> 96));
        deal.buyer = uint40(_fromSn >> 56);
        deal.groupRep = uint40(_fromSn >> 16);
        deal.classOfShare = uint16(_fromSn);

        uint _toSn = uint(toSn);

        deal.to = address(uint160(_toSn >> 96));
        deal.seller = uint40(_toSn >> 56);
        deal.seqOfShare = uint32(_toSn >> 24);
        deal.state = uint8(_toSn >> 16);
        deal.inEth = uint8(_toSn >> 8) == 1;
        deal.isOffer = uint8(_toSn) == 1;

        uint _qtySn = uint(qtySn);

        deal.paid = uint64(_qtySn >> 192);
        deal.price = uint32(_qtySn >> 160);
        deal.votingWeight = uint16(_qtySn >> 144);
        deal.distrWeight = uint16(_qtySn >> 128);
        deal.consideration = uint128(_qtySn);
    }

    /// @notice Pack a deal into 3 words.
    /// @param deal Deal data.
    function codifyDeal(Deal memory deal) public pure returns(
        bytes32 fromSn, bytes32 toSn, bytes32 qtySn
    ) {
        bytes memory _fromSn =
            abi.encodePacked(
                deal.from,
                deal.buyer,
                deal.groupRep,
                deal.classOfShare
            );

        assembly {
            fromSn := mload(add(_fromSn, 0x20))
        }

        bytes memory _toSn =
            abi.encodePacked(
                deal.to,
                deal.seller,
                deal.seqOfShare,
                deal.state,
                deal.inEth,
                deal.isOffer
            );

        assembly {
            toSn := mload(add(_toSn, 0x20))
        }

        bytes memory _qtySn =
            abi.encodePacked(
                deal.paid,
                deal.price,
                deal.votingWeight,
                deal.distrWeight,
                deal.consideration
            );

        assembly {
            qtySn := mload(add(_qtySn, 0x20))
        }
    }

    // ==== Order ====

    /// @notice Convert deal to GoldChain order data.
    /// @param deal Deal data.
    function dealToData(Deal memory deal) public view
        returns (GoldChain.Data memory data) {
        return GoldChain.Data({
            classOfShare : deal.classOfShare,
            seqOfShare : deal.seqOfShare,
            groupRep: deal.groupRep,
            votingWeight : deal.votingWeight,
            distrWeight : deal.distrWeight,
            margin: deal.consideration,
            inEth : deal.inEth,
            pubKey : deal.isOffer ? deal.to : deal.from,
            date: 0,
            issueDate : uint48(block.timestamp)
        });
    }

    /// @notice Match and/or place a sell offer.
    /// @param repo Storage repo.
    /// @param input Offer data.
    /// @param execHours Expiration in hours.
    /// @param centPriceInWei Cent price in wei.
    function placeSellOrder(
        Repo storage repo,
        Deal memory input,
        uint execHours,
        uint centPriceInWei
    ) public returns (
        Deal[] memory deals,
        uint lenOfDeals,
        GoldChain.Order[] memory expired,
        uint lenOfExpired,
        Deal memory offer
    ) {

        offer = input;

        GoldChain.Chain storage bids = repo.bids;
        uint len = bids.length();

        deals = new Deal[](len);
        expired = new GoldChain.Order[](len);

        if (offer.price > 0) {
            (lenOfDeals, lenOfExpired) = _matchOfferToBid(bids, offer, centPriceInWei, deals, expired);
        } else {
            (lenOfDeals, lenOfExpired) = _matchMarketToBid(bids, offer, centPriceInWei, deals, expired);
        }

        if (offer.paid > 0 && offer.price > 0) {

            GoldChain.Data memory data = dealToData(offer);

            repo.offers.createNode(
                offer.seller,
                offer.paid,
                offer.price,
                execHours,
                true,
                data
            );
        }
    }

    /// @notice Compute consideration value in wei.
    /// @param paid Paid amount.
    /// @param price Price in cents.
    /// @param centPrice Cent price in wei.
    function getDealValue(
        uint paid, uint price, uint centPrice
    ) public pure returns (uint128) {
        return uint128(paid * price * centPrice / 10 ** 6);
    }

    /// @notice Match and/or place a buy bid.
    /// @param repo Storage repo.
    /// @param input Bid data.
    /// @param execHours Expiration in hours.
    /// @param centPriceInWei Cent price in wei.
    function placeBuyOrder(
        Repo storage repo,
        Deal memory input,
        uint execHours,
        uint centPriceInWei
    ) public returns (
        Deal[] memory deals,
        uint lenOfDeals,
        GoldChain.Order[] memory expired,
        uint lenOfExpired,
        Deal memory bid
    ) {

        bid = input;

        if (getDealValue(bid.paid, bid.price, centPriceInWei) >
            bid.consideration) {
            revert ODR_WrongInput(bytes32("ODR_ShortOfMargin"));
        }

        GoldChain.Chain storage offers = repo.offers;
        uint len = offers.length();

        deals = new Deal[](len);
        expired = new GoldChain.Order[](len);

        if (bid.price > 0) {
            (lenOfDeals, lenOfExpired) = _matchBidToOffer(offers, bid, centPriceInWei, deals, expired);
        } else {
            (lenOfDeals, lenOfExpired) = _matchMarketToOffer(offers, bid, centPriceInWei, deals, expired);
        }

        if (bid.paid > 0 && bid.price > 0) {

            GoldChain.Data memory data = dealToData(bid);

            repo.bids.createNode(
                bid.buyer,
                bid.paid,
                bid.price,
                execHours,
                false,
                data
            );
        }
    }

    /// @notice Withdraw an order by sequence.
    /// @param repo Storage repo.
    /// @param seqOfOrder Order sequence number.
    /// @param isOffer True for offer book, false for bid book.
    function withdrawOrder(
        Repo storage repo,
        uint seqOfOrder,
        bool isOffer
    ) public returns (GoldChain.Order memory removed)
    {
        removed = isOffer
            ? repo.offers.offChain(seqOfOrder)
            : repo.bids.offChain(seqOfOrder);
    }

    function _matchOfferToBid(
        GoldChain.Chain storage bids, Deal memory offer, uint centPriceInWei,
        Deal[] memory deals, GoldChain.Order[] memory expired
    ) private returns(uint lenOfDeals, uint lenOfExpired){

        uint32 seqOfNode = bids.head();

        while(seqOfNode > 0 && offer.paid > 0) {

            (seqOfNode, lenOfExpired) = _checkExpired(bids, seqOfNode, expired, lenOfExpired);
            if (seqOfNode == 0) break;

            GoldChain.Order storage n = bids.orders[seqOfNode];

            if (n.node.price >= offer.price) {

                Deal memory deal =
                    _createDeal(offer, offer.price, n.node.paid, centPriceInWei);

                if (deal.consideration >= n.data.margin) {
                    deal.consideration = n.data.margin;
                    deal.paid =
                        uint64(uint(deal.consideration) * 10 ** 6 / centPriceInWei / deal.price);

                    n.data.margin = 0;
                    n.node.paid = 0;
                    deal.state = 1;
                } else {
                    n.data.margin -= deal.consideration;
                    n.node.paid -= deal.paid;
                }

                offer.paid -= deal.paid;

                _fillInOfferDeal(deal, offer, n);

                if (deal.state == 1) {
                    GoldChain.Order memory delistedOrder = bids.offChain(seqOfNode);
                    seqOfNode = delistedOrder.node.next;
                    expired[lenOfExpired] = delistedOrder;
                    lenOfExpired++;
                }

                deals[lenOfDeals] = deal;
                lenOfDeals++;

            } else break;
        }
    }

    function _matchBidToOffer(
        GoldChain.Chain storage offers, Deal memory bid, uint centPriceInWei,
        Deal[] memory deals, GoldChain.Order[] memory expired
    ) private returns(uint lenOfDeals, uint lenOfExpired){

        uint32 seqOfNode = offers.head();

        while(seqOfNode > 0 && bid.paid > 0) {

            (seqOfNode, lenOfExpired) = _checkExpired(offers, seqOfNode, expired, lenOfExpired);
            if (seqOfNode == 0) break;

            GoldChain.Order storage n = offers.orders[seqOfNode];

            if (n.node.price <= bid.price) {

                Deal memory deal = _createDeal(bid, n.node.price, n.node.paid, centPriceInWei);

                if (deal.consideration >= bid.consideration) {
                    deal.consideration = bid.consideration;
                    deal.paid =
                        uint64(uint(deal.consideration) * 10 ** 6 / centPriceInWei / deal.price);

                    bid.paid = deal.paid;

                    if (deal.state == 1) {
                        deal.state = 0;
                    }
                }

                n.node.paid -= deal.paid;
                bid.consideration -= deal.consideration;
                bid.paid -= deal.paid;

                _fillInBidDeal(deal, bid, n);

                if (deal.state == 1) {
                    GoldChain.Order memory delistedOrder = offers.offChain(seqOfNode);
                    seqOfNode = delistedOrder.node.next;
                }

                deals[lenOfDeals] = deal;
                lenOfDeals++;

            } else break;
        }
    }

    function _matchMarketToBid(
        GoldChain.Chain storage bids, Deal memory offer, uint centPriceInWei,
        Deal[] memory deals, GoldChain.Order[] memory expired
    ) private returns(uint lenOfDeals, uint lenOfExpired){

        uint32 seqOfNode = bids.head();

        while(seqOfNode > 0 && offer.paid > 0) {

            (seqOfNode, lenOfExpired) = _checkExpired(bids, seqOfNode, expired, lenOfExpired);
            if (seqOfNode == 0) break;

            GoldChain.Order storage n = bids.orders[seqOfNode];

            Deal memory deal = _createDeal(offer, n.node.price, n.node.paid, centPriceInWei);

            if (deal.consideration >= n.data.margin) {
                deal.consideration = n.data.margin;
                deal.paid = uint64(uint(deal.consideration) * 10 ** 6 / centPriceInWei / deal.price);

                n.data.margin = 0;
                n.node.paid = 0;
                n.data.date = 1;
            } else {
                n.data.margin -= deal.consideration;
                n.node.paid -= deal.paid;
            }

            offer.paid -= deal.paid;

            _fillInOfferDeal(deal, offer, n);

            if (deal.state == 1) {
                GoldChain.Order memory delistedOrder = bids.offChain(seqOfNode);
                seqOfNode = delistedOrder.node.next;
                expired[lenOfExpired] = delistedOrder;
                lenOfExpired++;
            }

            deals[lenOfDeals] = deal;
            lenOfDeals++;
        }
    }

    function _matchMarketToOffer(
        GoldChain.Chain storage offers, Deal memory bid, uint centPriceInWei,
        Deal[] memory deals, GoldChain.Order[] memory expired
    ) private returns(uint lenOfDeals, uint lenOfExpired){

        uint32 seqOfNode = offers.head();

        while(seqOfNode > 0 && bid.paid > 0) {

            (seqOfNode, lenOfExpired) = _checkExpired(offers, seqOfNode, expired, lenOfExpired);
            if (seqOfNode == 0) break;

            GoldChain.Order storage n = offers.orders[seqOfNode];

            Deal memory deal = _createDeal(bid, n.node.price, n.node.paid, centPriceInWei);

            if (deal.consideration >= bid.consideration) {
                deal.consideration = bid.consideration;
                deal.paid =
                    uint64(uint(deal.consideration) * 10 ** 6 / centPriceInWei / deal.price);

                bid.paid = deal.paid;

                if (deal.state == 1) {
                    deal.state = 0;
                }
            }

            n.node.paid -= deal.paid;
            bid.consideration -= deal.consideration;
            bid.paid -= deal.paid;

            _fillInBidDeal(deal, bid, n);

            if (deal.state == 1) {
                GoldChain.Order memory delistedOrder = offers.offChain(seqOfNode);
                seqOfNode = delistedOrder.node.next;
            }

            deals[lenOfDeals] = deal;
            lenOfDeals++;

        }
    }

    function _checkExpired(
        GoldChain.Chain storage chain, uint32 seqOfNode, GoldChain.Order[] memory expired, uint lenOfExpired
    ) private returns(uint32, uint) {

        while (seqOfNode > 0) {
            if (chain.orders[seqOfNode].node.expireDate <= block.timestamp) {
                GoldChain.Order memory removedNode = chain.offChain(seqOfNode);
                expired[lenOfExpired] = (removedNode);
                lenOfExpired++;
                seqOfNode = removedNode.node.next;
            } else break;
        }

        return (seqOfNode, lenOfExpired);
    }

    function _createDeal(
        Deal memory order, uint32 offerPrice, uint64 nodePaid, uint centPriceInWei
    ) private pure returns (Deal memory deal) {
        deal.price = offerPrice;

        if (order.paid >= nodePaid) {
            deal.paid = nodePaid;
            deal.state = 1;
        } else {
            deal.paid = order.paid;
        }
        deal.inEth = true;

        deal.consideration =
            getDealValue(deal.paid, deal.price, centPriceInWei);
    }

    function _fillInOfferDeal(
        Deal memory deal, Deal memory offer, GoldChain.Order memory n
    )private pure{
        deal.from = n.data.pubKey;
        deal.to = offer.to;
        deal.seller = offer.seller;

        deal.classOfShare = offer.classOfShare;
        deal.seqOfShare = offer.seqOfShare;
        deal.buyer = n.node.issuer;
        deal.groupRep = n.data.groupRep;
        deal.votingWeight = offer.votingWeight;
        deal.distrWeight = offer.distrWeight;
    }

    function _fillInBidDeal(
        Deal memory deal, Deal memory bid, GoldChain.Order memory n
    )private pure{

        deal.from = bid.from;
        deal.to = n.data.pubKey;
        deal.seller = n.node.issuer;

        deal.classOfShare = n.data.classOfShare;
        deal.seqOfShare = n.data.seqOfShare;
        deal.buyer = bid.buyer;
        deal.groupRep = bid.groupRep;
        deal.votingWeight = n.data.votingWeight;
        deal.distrWeight = n.data.distrWeight;

    }

    //################
    //##  Read I/O  ##
    //################

    /// @notice Get order counter.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function counterOfOrders(
        Repo storage repo, bool isOffer
    ) public view returns (uint32) {
        return isOffer
            ? repo.offers.counter()
            : repo.bids.counter();
    }

    /// @notice Get head node id.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function headOfList(
        Repo storage repo, bool isOffer
    ) public view returns (uint32) {
        return isOffer
            ? repo.offers.head()
            : repo.bids.head();
    }

    /// @notice Get tail node id.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function tailOfList(
        Repo storage repo, bool isOffer
    ) public view returns (uint32) {
        return isOffer
            ? repo.offers.tail()
            : repo.bids.tail();
    }

    /// @notice Get list length.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function lengthOfList(
        Repo storage repo, bool isOffer
    ) public view returns (uint32) {
        return isOffer
            ? repo.offers.length()
            : repo.bids.length();
    }

    // ==== Order ====

    /// @notice Check whether an order exists.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    /// @param seqOfOrder Order sequence number.
    function isOrder(
        Repo storage repo,
        bool isOffer,
        uint seqOfOrder
    ) public view returns (bool) {
        return isOffer
            ? repo.offers.isNode(seqOfOrder)
            : repo.bids.isNode(seqOfOrder);
    }

    /// @notice Get order by sequence.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    /// @param seqOfOrder Order sequence number.
    function getOrder(
        Repo storage repo,
        bool isOffer,
        uint seqOfOrder
    ) public view returns (GoldChain.Order memory order) {
        order = isOffer
            ? repo.offers.getOrder(seqOfOrder)
            : repo.bids.getOrder(seqOfOrder);
    }

    /// @notice Get order sequence list.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function getSeqList(
        Repo storage repo,
        bool isOffer
    ) public view returns (uint[] memory orders) {
        orders = isOffer
            ? repo.offers.getSeqList()
            : repo.bids.getSeqList();
    }

    /// @notice Get full order chain.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function getOrders(
        Repo storage repo,
        bool isOffer
    ) public view returns (GoldChain.Order[] memory orders) {
        orders = isOffer
            ? repo.offers.getChain()
            : repo.bids.getChain();
    }
}

Contents

PledgesRepo.sol

contracts/lib/books/PledgesRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title PledgesRepo
/// @notice Repository for share pledge records and lifecycle.
library PledgesRepo {
    using EnumerableSet for EnumerableSet.Bytes32Set;

    /// @notice Pledge lifecycle state.
    enum StateOfPld {
        Pending,
        Issued,
        Locked,
        Released,
        Executed,
        Revoked
    }

    /// @notice Pledge header fields.
    struct Head {
        uint32 seqOfShare;
        uint16 seqOfPld;
        uint48 createDate;
        uint16 daysToMaturity;
        uint16 guaranteeDays;
        uint40 creditor;
        uint40 debtor;
        uint40 pledgor;
        uint8 state;
    }

    /// @notice Pledge body fields.
    struct Body {
        uint64 paid;
        uint64 par;
        uint64 guaranteedAmt;
        uint16 preSeq;
        uint16 execDays;
        uint16 para;
        uint16 argu;
    }

    /// @notice Full pledge record.
    struct Pledge {
        Head head;
        Body body;
        bytes32 hashLock;
    }

    /// @notice Repository of pledges by share and sequence.
    struct Repo{
        // seqOfShare => seqOfPld => Pledge
        mapping(uint256 => mapping(uint256 => Pledge)) pledges;
        EnumerableSet.Bytes32Set snList;
    }

    //################
    //##   Error    ##
    //################

    error PLDR_WrongInput(bytes32 reason);

    error PLDR_WrongState(bytes32 reason);

    error PLDR_Overflow(bytes32 reason);

    error PLDR_WrongParty(bytes32 reason);

    //##################
    //##  Write I/O  ##
    //##################

    /// @notice Parse pledge head from bytes32.
    /// @param sn Packed pledge head.
    function snParser(bytes32 sn) public pure returns (Head memory head) {
        uint _sn = uint(sn);

        head = Head({
            seqOfShare: uint32(_sn >> 224),
            seqOfPld: uint16(_sn >> 208),
            createDate: uint48(_sn >> 160),
            daysToMaturity: uint16(_sn >> 144),
            guaranteeDays: uint16(_sn >> 128),
            creditor: uint40(_sn >> 88),
            debtor: uint40(_sn >> 48),
            pledgor: uint40(_sn >> 8),
            state: uint8(_sn)
        });
    }

    /// @notice Pack pledge head into bytes32.
    /// @param head Pledge head.
    function codifyHead(Head memory head) public pure returns (bytes32 sn) {
        bytes memory _sn = abi.encodePacked(
                            head.seqOfShare,
                            head.seqOfPld,
                            head.createDate,
                            head.daysToMaturity,
                            head.guaranteeDays,
                            head.creditor,
                            head.pledgor,
                            head.debtor,
                            head.state);
        assembly {
            sn := mload(add(_sn, 0x20))
        }

    }

        /// @notice Create and issue a pledge from packed head.
        /// @param repo Storage repo.
        /// @param snOfPld Packed pledge head.
        /// @param paid Paid amount.
        /// @param par Par amount.
        /// @param guaranteedAmt Guaranteed amount.
        /// @param execDays Execution days.
        function createPledge(
            Repo storage repo,
            bytes32 snOfPld,
            uint paid,
            uint par,
            uint guaranteedAmt,
            uint execDays
    ) public returns (Head memory head)
    {
        head = snParser(snOfPld);
        head = issuePledge(repo, head, paid, par, guaranteedAmt, execDays);
    }

    /// @notice Issue a pledge with provided head/body.
    /// @param repo Storage repo.
    /// @param head Pledge head.
    /// @param paid Paid amount.
    /// @param par Par amount.
    /// @param guaranteedAmt Guaranteed amount.
    /// @param execDays Execution days.
    function issuePledge(
        Repo storage repo,
        Head memory head,
        uint paid,
        uint par,
        uint guaranteedAmt,
        uint execDays
    ) public returns(Head memory regHead) {

        if (guaranteedAmt == 0) revert PLDR_WrongInput("PLDR_ZeroGuaranteedAmt");
        if (par == 0) revert PLDR_WrongInput("PLDR_ZeroPar");
        if (par < paid) revert PLDR_WrongInput("PLDR_PaidExceedsPar");

        Pledge memory pld;

        pld.head = head;

        pld.head.createDate = uint48(block.timestamp);
        pld.head.state = uint8(StateOfPld.Issued);

        pld.body = Body({
            paid: uint64(paid),
            par: uint64(par),
            guaranteedAmt: uint64(guaranteedAmt),
            preSeq:0,
            execDays: uint16(execDays),
            para:0,
            argu:0
        });

        regHead = regPledge(repo, pld);
    }

    /// @notice Register pledge into storage.
    /// @param repo Storage repo.
    /// @param pld Pledge record.
    function regPledge(
        Repo storage repo,
        Pledge memory pld
    ) public returns(Head memory){

        if (pld.head.seqOfShare == 0)
            revert PLDR_WrongInput("PLDR_ZeroSeqOfShare");

        pld.head.seqOfPld = _increaseCounterOfPld(repo, pld.head.seqOfShare);

        repo.pledges[pld.head.seqOfShare][pld.head.seqOfPld] = pld;
        repo.snList.add(codifyHead(pld.head));

        return pld.head;
    }

    // ==== Update Pledge ====

    /// @notice Split a pledge and optionally transfer to buyer.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    /// @param buyer Buyer user number.
    /// @param amt Split amount.
    /// @param caller Caller user number.
    function splitPledge(
        Repo storage repo,
        uint256 seqOfShare,
        uint256 seqOfPld,
        uint buyer,
        uint amt,
        uint caller
    ) public returns(Pledge memory newPld) {

        Pledge storage pld = repo.pledges[seqOfShare][seqOfPld];

        if (caller != pld.head.creditor)
            revert PLDR_WrongParty("PLDR_NotCreditor");

        if (isExpired(pld))
            revert PLDR_WrongState("PLDR_PledgeExpired");

        if (pld.head.state != uint8(StateOfPld.Issued) &&
            pld.head.state != uint8(StateOfPld.Locked)
        ) {
            revert PLDR_WrongState("PLDR_PldNotIssuedOrLocked");
        }

        if (amt == 0) revert PLDR_WrongInput("PLDR_ZeroAmt");

        newPld = pld;

        if (amt < pld.body.guaranteedAmt) {
            // uint64 ratio = uint64(amt) * 10000 / newPld.body.guaranteedAmt;

            newPld.body.paid = uint64(pld.body.paid * amt / newPld.body.guaranteedAmt);
            newPld.body.par = uint64(pld.body.par * amt / newPld.body.guaranteedAmt);
            newPld.body.guaranteedAmt = uint64(amt);

            pld.body.paid -= newPld.body.paid;
            pld.body.par -= newPld.body.par;
            pld.body.guaranteedAmt -= newPld.body.guaranteedAmt;

        } else if (amt == pld.body.guaranteedAmt) {

            pld.head.state = uint8(StateOfPld.Released);

        } else revert("PR.splitPld: amt overflow");

        if (buyer > 0) {
            newPld.body.preSeq = pld.head.seqOfPld;

            newPld.head.creditor = uint40(buyer);
            newPld.head = regPledge(repo, newPld);
        }
    }

    /// @notice Extend guarantee days.
    /// @param pld Pledge record.
    /// @param extDays Extra days.
    /// @param caller Caller user number.
    function extendPledge(
        Pledge storage pld,
        uint extDays,
        uint caller
    ) public {
        if (caller != pld.head.pledgor)
            revert PLDR_WrongParty("PLDR_NotPledgor");

        if (pld.head.state != uint8(StateOfPld.Issued) &&
            pld.head.state != uint8(StateOfPld.Locked))
            revert PLDR_WrongState("PLDR_PldNotIssuedOrLocked");

        if (isExpired(pld))
            revert PLDR_WrongState("PLDR_PldExpired");

        pld.head.guaranteeDays += uint16(extDays);
    }

    // ==== Lock & Release ====

    /// @notice Lock pledge with hash lock.
    /// @param pld Pledge record.
    /// @param hashLock Hash lock key.
    /// @param caller Caller user number.
    function lockPledge(
        Pledge storage pld,
        bytes32 hashLock,
        uint caller
    ) public {
        if (caller != pld.head.creditor)
            revert PLDR_WrongParty("PLDR_NotCreditor");

        if (isExpired(pld))
            revert PLDR_WrongState("PLDR_PldExpired");

        if (hashLock == bytes32(0))
            revert PLDR_WrongInput("PLDR_ZeroHashLock");

        if (pld.head.state == uint8(StateOfPld.Issued)){
            pld.head.state = uint8(StateOfPld.Locked);
            pld.hashLock = hashLock;
        } else revert PLDR_WrongState("PLDR_PldNotIssued");
    }

    /// @notice Release pledge with hash key.
    /// @param pld Pledge record.
    /// @param hashKey Preimage string.
    function releasePledge(
        Pledge storage pld,
        string memory hashKey
    ) public {
        if (pld.head.state != uint8(StateOfPld.Locked))
            revert PLDR_WrongState("PLDR_PldNotLocked");

        if (pld.hashLock == keccak256(bytes(hashKey))) {
            pld.head.state = uint8(StateOfPld.Released);
        } else revert PLDR_WrongInput("PLDR_WrongKey");
    }

    /// @notice Execute a triggered pledge.
    /// @param pld Pledge record.
    /// @param caller Caller user number.
    function execPledge(Pledge storage pld, uint caller) public {

        if (caller != pld.head.creditor)
            revert PLDR_WrongParty("PLDR_NotCreditor");

        if (!isTriggerd(pld))
            revert PLDR_WrongState("PLDR_PldNotTriggered");

        if (isExpired(pld))
            revert PLDR_WrongState("PLDR_PldExpired");

        if (pld.head.state == uint8(StateOfPld.Issued) ||
            pld.head.state == uint8(StateOfPld.Locked))
        {
            pld.head.state = uint8(StateOfPld.Executed);
        } else revert PLDR_WrongState("PLDR_PldNotIssuedOrLocked");
    }

    /// @notice Revoke an expired pledge.
    /// @param pld Pledge record.
    /// @param caller Caller user number.
    function revokePledge(Pledge storage pld, uint caller) public {
        if (caller != pld.head.pledgor)
            revert PLDR_WrongParty("PLDR_NotPledgor");

        if (!isExpired(pld))
            revert PLDR_WrongState("PLDR_PldNotExpired");

        if (pld.head.state == uint8(StateOfPld.Issued) ||
            pld.head.state == uint8(StateOfPld.Locked))
        {
            pld.head.state = uint8(StateOfPld.Revoked);
        } else revert PLDR_WrongState("PLDR_PldNotIssuedOrLocked");
    }

    // ==== Counter ====

    function _increaseCounterOfPld(Repo storage repo, uint256 seqOfShare)
        private returns (uint16 seqOfPld)
    {
        repo.pledges[seqOfShare][0].head.seqOfPld++;
        seqOfPld = repo.pledges[seqOfShare][0].head.seqOfPld;
    }

    //#################
    //##    Read     ##
    //#################

    /// @notice Check if pledge is triggered by maturity.
    /// @param pld Pledge record.
    function isTriggerd(Pledge storage pld) public view returns(bool) {
        uint64 triggerDate = pld.head.createDate + uint48(pld.head.daysToMaturity) * 86400;
        return block.timestamp >= triggerDate;
    }

    /// @notice Check if pledge is expired after guarantee days.
    /// @param pld Pledge record.
    function isExpired(Pledge storage pld) public view returns(bool) {
        uint64 expireDate = pld.head.createDate + uint48(pld.head.daysToMaturity + pld.head.guaranteeDays) * 86400;
        return block.timestamp >= expireDate;
    }

    /// @notice Get pledge counter for share.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    function counterOfPld(Repo storage repo, uint256 seqOfShare)
        public view returns (uint16)
    {
        return repo.pledges[seqOfShare][0].head.seqOfPld;
    }

    /// @notice Check if pledge exists.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPledge Pledge sequence.
    function isPledge(Repo storage repo, uint seqOfShare, uint seqOfPledge)
        public view returns (bool)
    {
        return repo.pledges[seqOfShare][seqOfPledge].head.createDate > 0;
    }

    /// @notice Get list of pledge head hashes.
    /// @param repo Storage repo.
    function getSNList(Repo storage repo) public view returns (bytes32[] memory list)
    {
        list = repo.snList.values();
    }

    /// @notice Get pledge by share and sequence.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    /// @param seqOfPld Pledge sequence.
    function getPledge(Repo storage repo, uint256 seqOfShare, uint seqOfPld)
        public view returns (Pledge memory)
    {
        return repo.pledges[seqOfShare][seqOfPld];
    }

    /// @notice Get all pledges for a share.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    function getPledgesOfShare(Repo storage repo, uint256 seqOfShare)
        public view returns (Pledge[] memory)
    {
        uint256 len = counterOfPld(repo, seqOfShare);

        Pledge[] memory output = new Pledge[](len);

        while (len > 0) {
            output[len - 1] = repo.pledges[seqOfShare][len];
            len--;
        }

        return output;
    }

    /// @notice Get all pledges across shares.
    /// @param repo Storage repo.
    function getAllPledges(Repo storage repo)
        public view returns (Pledge[] memory)
    {
        bytes32[] memory snList = getSNList(repo);
        uint len = snList.length;
        Pledge[] memory ls = new Pledge[](len);

        while( len > 0 ) {
            Head memory head = snParser(snList[len - 1]);
            ls[len - 1] = repo.pledges[head.seqOfShare][head.seqOfPld];
            len--;
        }

        return ls;
    }
}

Contents

RedemptionsRepo.sol

contracts/lib/books/RedemptionsRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";
import "../../comps/books/rom/IRegisterOfMembers.sol";

/// @title RedemptionsRepo
/// @notice Repository for redemption requests grouped by class and pack.
library RedemptionsRepo {
    using EnumerableSet for EnumerableSet.UintSet;

    /// @notice Redemption request record.
    struct Request {
        uint16 class;
        uint32 seqOfShare;
        uint32 navPrice;
        uint40 shareholder;
        uint64 paid;
        uint64 value;
        uint8 seqOfPack;
    }

    /// @notice Pack of requests grouped by day.
    struct Pack {
        Request info;
        mapping (uint => Request) requests;
        EnumerableSet.UintSet sharesList;
    }

    /// @notice Redemption data for a share class.
    struct Class {
        Request info;
        mapping (uint => Pack) packs;
        EnumerableSet.UintSet packsList;
    }

    /// @notice Repository of redeemable classes.
    struct Repo {
        mapping(uint => Class) classes;
        EnumerableSet.UintSet classesList;
    }

    //#################
    //##    Error    ##
    //#################

    error PDPR_WrongState(bytes32 message);

    error PDPR_WrongInput(bytes32 message);

    error PDPR_WrongParty(bytes32 message);

    //####################
    //##    Modifier    ##
    //####################

    /// @notice Ensure class is redeemable.
    /// @param repo Storage repo.
    /// @param class Share class.
    modifier redeemableClass(
        Repo storage repo,
        uint class
    ) {
        if (!isRedeemable(repo, class))
            revert PDPR_WrongState(bytes32("PDPR_NotRedeemableClass"));
        _;
    }

    /// @notice Ensure pack exists under class.
    /// @param repo Storage repo.
    /// @param class Share class.
    /// @param seqOfPack Pack sequence.
    modifier redeemablePack(
        Repo storage repo,
        uint class, uint seqOfPack
    ) {
        if (!repo.classes[class].packsList.contains(seqOfPack))
            revert PDPR_WrongState(bytes32("PDPR_NotRedeemablePack"));
        _;
    }

    //#################
    //##    Write    ##
    //#################

    /// @notice Pack request info into bytes32.
    /// @param request Request record.
    function codifyHead(Request memory request) public pure returns (bytes32 sn)
    {
        bytes memory _sn =
            abi.encodePacked(
                request.class,
                request.seqOfShare,
                request.navPrice,
                request.shareholder,
                request.paid,
                request.value,
                request.seqOfPack
            );

        assembly {
            sn := mload(add(_sn, 0x20))
        }

    }

    // ==== Config ====

    /// @notice Add a redeemable share class.
    /// @param repo Storage repo.
    /// @param class Share class.
    function addRedeemableClass(
        Repo storage repo, uint class
    ) public {
        repo.classesList.add(class);
    }

    /// @notice Remove a redeemable share class.
    /// @param repo Storage repo.
    /// @param class Share class.
    function removeRedeemableClass(
        Repo storage repo, uint class
    ) public redeemableClass(repo, class) {
        repo.classesList.remove(class);
    }

    /// @notice Update NAV price for a class.
    /// @param repo Storage repo.
    /// @param class Share class.
    /// @param price NAV price.
    function updateNavPrice(
        Repo storage repo, uint class, uint price
    ) public redeemableClass(repo, class) {
        repo.classes[class].info.navPrice = uint32(price);
    }

    // ==== Reqeust ====

    /// @notice Create a redemption request.
    /// @param repo Storage repo.
    /// @param caller Shareholder user number.
    /// @param class Share class.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid amount of shares.
    function requestForRedemption(
        Repo storage repo, uint caller, uint class, uint seqOfShare, uint paid
    ) public redeemableClass(repo, class) returns(
        Request memory request
    ) {
        Class storage cls = repo.classes[class];

        request.seqOfPack = uint8(block.timestamp / 86400% 256);

        cls.packsList.add(request.seqOfPack);

        Pack storage pack = cls.packs[request.seqOfPack];

        pack.sharesList.add(seqOfShare);

        request.class = uint16(class);
        request.seqOfShare = uint32(seqOfShare);
        request.navPrice = uint32(cls.info.navPrice);
        request.shareholder = uint40(caller);
        request.paid = uint64(paid);
        request.value = uint64(paid * cls.info.navPrice / 10 ** 4);

        pack.requests[request.seqOfShare] = request;

        pack.info.paid += request.paid;
        pack.info.value += request.value;

        cls.info.paid += request.paid;
        cls.info.value += request.value;
    }

    // ==== Redeem ====

    /// @notice Redeem a pack and return request list.
    /// @param repo Storage repo.
    /// @param class Share class.
    /// @param seqOfPack Pack sequence.
    function redeem(
        Repo storage repo, uint class, uint seqOfPack
    ) public redeemableClass(repo, class) redeemablePack(repo, class, seqOfPack) returns(
        Request[] memory list, Request memory info
    ) {
        Class storage cls = repo.classes[class];
        Pack storage pack = cls.packs[seqOfPack];

        info = pack.info;

        if (info.value == 0)
            revert PDPR_WrongInput(bytes32("PDPR_ZeroValue"));

        cls.info.value -= pack.info.value;
        cls.info.paid -= pack.info.paid;

        delete pack.info;

        uint[] memory seqs = pack.sharesList.values();
        uint len = seqs.length;

        list = new Request[](len);

        while (len > 0) {
            uint seq = seqs[len-1];
            list[len-1] = pack.requests[seq];
            delete pack.requests[seq];
            pack.sharesList.remove(seq);
            len--;
        }

        cls.packsList.remove(seqOfPack);
        delete cls.packs[seqOfPack];

    }

    //#################
    //##    Read     ##
    //#################

    /// @notice Check whether a class is redeemable.
    /// @param repo Storage repo.
    /// @param class Share class.
    function isRedeemable(
        Repo storage repo, uint class
    ) public view returns(bool){
        return repo.classesList.contains(class);
    }

    /// @notice Get list of redeemable classes.
    /// @param repo Storage repo.
    function getClassesList(
        Repo storage repo
    ) public view returns(uint[] memory list) {
        list = repo.classesList.values();
    }

    // ==== Class ====

    /// @notice Get class redemption info.
    /// @param repo Storage repo.
    /// @param class Share class.
    function getInfoOfClass(
        Repo storage repo, uint class
    ) public redeemableClass(repo, class) view returns(
        Request memory info
    ) {
        info = repo.classes[class].info;
    }

    /// @notice Get pack list under class.
    /// @param repo Storage repo.
    /// @param class Share class.
    function getPacksList(
        Repo storage repo, uint class
    ) public redeemableClass(repo, class) view returns(
        uint[] memory list
    ) {
        list = repo.classes[class].packsList.values();
    }

    // ==== Pack ====

    /// @notice Get pack summary info.
    /// @param repo Storage repo.
    /// @param class Share class.
    /// @param seqOfPack Pack sequence.
    function getInfoOfPack(
        Repo storage repo, uint class, uint seqOfPack
    ) public redeemableClass(repo, class) redeemablePack(repo, class, seqOfPack) view returns(
        Request memory info
    ) {
        info = repo.classes[class].packs[seqOfPack].info;
    }

    /// @notice Get share list in pack.
    /// @param repo Storage repo.
    /// @param class Share class.
    /// @param seqOfPack Pack sequence.
    function getSharesList(
        Repo storage repo, uint class, uint seqOfPack
    ) public redeemableClass(repo, class) redeemablePack(repo, class, seqOfPack) view returns(
        uint[] memory list
    ) {
        list = repo.classes[class].packs[seqOfPack].sharesList.values();
    }

    /// @notice Get request by share sequence.
    /// @param repo Storage repo.
    /// @param class Share class.
    /// @param seqOfPack Pack sequence.
    /// @param seqOfShare Share sequence.
    function getRequest(
        Repo storage repo, uint class, uint seqOfPack, uint seqOfShare
    ) public redeemableClass(repo, class) redeemablePack(repo, class, seqOfPack) view returns(
        Request memory request
    ) {
        if (!repo.classes[class].packs[seqOfPack].sharesList.contains(seqOfShare)) {
            revert PDPR_WrongState(bytes32("PDPR_WrongSeqOfShare"));
        }
        request = repo.classes[class].packs[seqOfPack].requests[seqOfShare];
    }

    /// @notice Get all requests in pack.
    /// @param repo Storage repo.
    /// @param class Share class.
    /// @param seqOfPack Pack sequence.
    function getRequests(
        Repo storage repo, uint class, uint seqOfPack
    ) public redeemableClass(repo, class) redeemablePack(repo, class, seqOfPack) view returns(
        Request[] memory requests
    ) {
        Pack storage pack = repo.classes[class].packs[seqOfPack];

        uint[] memory seqs = pack.sharesList.values();
        uint len = seqs.length;
        requests = new Request[](len);
        while (len > 0) {
            requests[len-1] = pack.requests[seqs[len-1]];
            len--;
        }
    }

}

Contents

RulesParser.sol

contracts/lib/books/RulesParser.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title RulesParser
/// @notice Decode rule snapshots packed into bytes32.
library RulesParser {

    // ======== GovernanceRule ========

    // bytes32 public constant SHA_INIT_GR =
    //     bytes32(uint(0x0000000000000000010000000000000000000000000000000000000000000000));

    /// @notice Governance rule parameters.
    struct GovernanceRule {
        uint32 fundApprovalThreshold;
        bool basedOnPar;
        uint16 proposeWeightRatioOfGM;
        uint16 proposeHeadRatioOfMembers;
        uint16 proposeHeadRatioOfDirectorsInGM;
        uint16 proposeHeadRatioOfDirectorsInBoard;
        uint16 maxQtyOfMembers;
        uint16 quorumOfGM;
        uint8 maxNumOfDirectors;
        uint16 tenureMonOfBoard;
        uint16 quorumOfBoardMeeting;
        uint48 establishedDate;
        uint8 businessTermInYears;
        uint8 typeOfComp;
        uint16 minVoteRatioOnChain;
    }

    /// @notice Parse governance rule from bytes32.
    /// @param sn Packed rule bytes32.
    function governanceRuleParser(bytes32 sn) public pure returns (GovernanceRule memory rule) {
        uint _sn = uint(sn);

        rule = GovernanceRule({
            fundApprovalThreshold: uint32(_sn >> 224),
            basedOnPar: uint8(_sn >> 216) == 1,
            proposeWeightRatioOfGM: uint16(_sn >> 200),
            proposeHeadRatioOfMembers: uint16(_sn >> 184),
            proposeHeadRatioOfDirectorsInGM: uint16(_sn >> 168),
            proposeHeadRatioOfDirectorsInBoard: uint16(_sn >> 152),
            maxQtyOfMembers: uint16(_sn >> 136),
            quorumOfGM: uint16(_sn >> 120),
            maxNumOfDirectors: uint8(_sn >> 112),
            tenureMonOfBoard: uint16(_sn >> 96),
            quorumOfBoardMeeting: uint16(_sn >> 80),
            establishedDate: uint48(_sn >> 32),
            businessTermInYears: uint8(_sn >> 24),
            typeOfComp: uint8(_sn >> 16),
            minVoteRatioOnChain: uint16(_sn)
        });
    }

    // ---- VotingRule ----

    // bytes32 public constant SHA_INIT_VR =
    //     bytes32(uint(0x00080c080100001a0b0000010000000000000100000000000000000000000000));

    /// @notice Voting rule parameters.
    struct VotingRule{
        uint16 seqOfRule;
        uint8 qtyOfSubRule;
        uint8 seqOfSubRule;
        uint8 authority;
        uint16 headRatio;
        uint16 amountRatio;
        bool onlyAttendance;
        bool impliedConsent;
        bool partyAsConsent;
        bool againstShallBuy;
        uint8 frExecDays;
        uint8 dtExecDays;
        uint8 dtConfirmDays;
        uint8 invExitDays;
        uint8 votePrepareDays;
        uint8 votingDays;
        uint8 execDaysForPutOpt;
        uint40[2] vetoers;
        uint16 class;
    }

    /// @notice Parse voting rule from bytes32.
    /// @param sn Packed rule bytes32.
    function votingRuleParser(bytes32 sn) public pure returns (VotingRule memory rule) {
        uint _sn = uint(sn);

        rule = VotingRule({
            seqOfRule: uint16(_sn >> 240),
            qtyOfSubRule: uint8(_sn >> 232),
            seqOfSubRule: uint8(_sn >> 224),
            authority: uint8(_sn >> 216),
            headRatio: uint16(_sn >> 200),
            amountRatio: uint16(_sn >> 184),
            onlyAttendance: uint8(_sn >> 176) == 1,
            impliedConsent: uint8(_sn >> 168) == 1,
            partyAsConsent: uint8(_sn >> 160) == 1,
            againstShallBuy: uint8(_sn >> 152) == 1,
            frExecDays: uint8(_sn >> 144),
            dtExecDays: uint8(_sn >> 136),
            dtConfirmDays: uint8(_sn >> 128),
            invExitDays: uint8(_sn >> 120),
            votePrepareDays: uint8(_sn >> 112),
            votingDays: uint8(_sn >> 104),
            execDaysForPutOpt: uint8(_sn >> 96),
            vetoers: [uint40(_sn >> 56), uint40(_sn >> 16)],
            class: uint16(_sn)
        });
    }

    // ---- BoardSeatsRule ----

/*
    1: Chairman;
    2: ViceChairman;
    3: Director;
    ...
*/

    /// @notice Board seat allocation rule.
    struct PositionAllocateRule {
        uint16 seqOfRule;
        uint8 qtyOfSubRule;
        uint8 seqOfSubRule;
        bool removePos;
        uint16 seqOfPos;
        uint16 titleOfPos;
        uint40 nominator;
        uint16 titleOfNominator;
        uint16 seqOfVR;
        uint48 endDate;
        uint16 para;
        uint16 argu;
        uint32 data;
    }

    /// @notice Parse position allocation rule from bytes32.
    /// @param sn Packed rule bytes32.
    function positionAllocateRuleParser(bytes32 sn) public pure returns(PositionAllocateRule memory rule) {
        uint _sn = uint(sn);

        rule = PositionAllocateRule({
            seqOfRule: uint16(_sn >> 240),
            qtyOfSubRule: uint8(_sn >> 232),
            seqOfSubRule: uint8(_sn >> 224),
            removePos: uint8(_sn >> 216) == 1,
            seqOfPos: uint16(_sn >> 200),
            titleOfPos: uint16(_sn >> 184),
            nominator: uint40(_sn >> 144),
            titleOfNominator: uint16(_sn >> 128),
            seqOfVR: uint16(_sn >> 112),
            endDate: uint48(_sn >> 64),
            para: uint16(_sn >> 48),
            argu: uint16(_sn >> 32),
            data: uint32(_sn)
        });

    }

    // ---- FirstRefusal Rule ----

    /// @notice First refusal rule parameters.
    struct FirstRefusalRule {
        uint16 seqOfRule;
        uint8 qtyOfSubRule;
        uint8 seqOfSubRule;
        uint8 typeOfDeal;
        bool membersEqual;
        bool proRata;
        bool basedOnPar;
        uint40[4] rightholders;
        uint16 para;
        uint16 argu;
    }

    /// @notice Parse first refusal rule from bytes32.
    /// @param sn Packed rule bytes32.
    function firstRefusalRuleParser(bytes32 sn) public pure returns(FirstRefusalRule memory rule) {
        uint _sn = uint(sn);

        rule = FirstRefusalRule({
            seqOfRule: uint16(_sn >> 240),
            qtyOfSubRule: uint8(_sn >> 232),
            seqOfSubRule: uint8(_sn >> 224),
            typeOfDeal: uint8(_sn >> 216),
            membersEqual: uint8(_sn >> 208) == 1,
            proRata: uint8(_sn >> 200) == 1,
            basedOnPar: uint8(_sn >> 192) == 1,
            rightholders: [uint40(_sn >> 152), uint40(_sn >> 112), uint40(_sn >> 72), uint40(_sn >> 32)], para: uint16(_sn >> 16),
            argu: uint16(_sn)
        });
    }

    // ---- GroupUpdateOrder ----

    /// @notice Group membership update order.
    struct GroupUpdateOrder {
        uint16 seqOfRule;
        uint8 qtyOfSubRule;
        uint8 seqOfSubRule;
        bool addMember;
        uint40 groupRep;
        uint40[4] members;
        uint16 para;
    }

    /// @notice Parse group update order from bytes32.
    /// @param sn Packed order bytes32.
    function groupUpdateOrderParser(bytes32 sn) public pure returns(GroupUpdateOrder memory order) {
        uint _sn = uint(sn);

        order = GroupUpdateOrder({
            seqOfRule: uint16(_sn >> 240),
            qtyOfSubRule: uint8(_sn >> 232),
            seqOfSubRule: uint8(_sn >> 224),
            addMember: uint8(_sn >> 216) == 1,
            groupRep: uint40(_sn >> 176),
            members: [
                uint40(_sn >> 136),
                uint40(_sn >> 96),
                uint40(_sn >> 56),
                uint40(_sn >> 16)
            ],
            para: uint16(_sn)
        });
    }

    // ---- ListingRule ----

    /// @notice Listing rule parameters for LOO.
    struct ListingRule {
        uint16 seqOfRule;
        uint16 titleOfIssuer;
        uint16 classOfShare;
        uint32 maxTotalPar;
        uint16 titleOfVerifier;
        uint16 maxQtyOfInvestors;
        uint32 ceilingPrice;
        uint32 floorPrice;
        uint16 lockupDays;
        uint16 offPrice;
        uint16 votingWeight;
        uint16 distrWeight;
        uint16 para;
    }

    /// @notice Parse listing rule from bytes32.
    /// @param sn Packed rule bytes32.
    function listingRuleParser(bytes32 sn) public pure returns(ListingRule memory rule) {
        uint _sn = uint(sn);

        rule = ListingRule({
            seqOfRule: uint16(_sn >> 240),
            titleOfIssuer: uint16(_sn >> 224),
            classOfShare: uint16(_sn >> 208),
            maxTotalPar: uint32(_sn >> 176),
            titleOfVerifier: uint16(_sn >> 160),
            maxQtyOfInvestors: uint16(_sn >> 144),
            ceilingPrice: uint32(_sn >> 112),
            floorPrice: uint32(_sn >> 80),
            lockupDays: uint16(_sn >> 64),
            offPrice: uint16(_sn >> 48),
            votingWeight: uint16(_sn >> 32),
            distrWeight: uint16(_sn >> 16),
            para: uint16(_sn)
        });
    }

    // ======== LinkRule ========

    /// @notice Link rule parameters.
    struct LinkRule {
        uint48 triggerDate;
        uint16 effectiveDays;
        uint8 triggerType;
        uint16 shareRatioThreshold;
        uint32 rate;
        bool proRata;
        uint16 seq;
        uint16 para;
        uint16 argu;
        uint16 ref;
        uint64 data;
    }

    /// @notice Parse link rule from bytes32.
    /// @param sn Packed rule bytes32.
    function linkRuleParser(bytes32 sn) public pure returns (LinkRule memory rule) {
        uint _sn = uint(sn);

        rule = LinkRule({
            triggerDate: uint48(_sn >> 208),
            effectiveDays: uint16(_sn >> 192),
            triggerType: uint8(_sn >> 184),
            shareRatioThreshold: uint16(_sn >> 168),
            rate: uint32(_sn >> 136),
            proRata: uint8(_sn >> 128) == 1,
            seq: uint16(_sn >> 112),
            para: uint16(_sn >> 96),
            argu: uint16(_sn >> 80),
            ref: uint16(_sn >> 64),
            data: uint64(_sn)
        });
    }

    // ======== DistributionRule ========

    /// @notice Distribution types.
    enum TypeOfDistr {
        ProRata,
        IntFront,
        PrinFront,
        HuddleCarry
    }

    // rule: 1280
    /// @notice Distribution rule parameters.
    struct DistrRule {
        uint8 typeOfDistr;
        uint8 numOfTiers;
        bool isCumulative;
        bool refundPrincipal;
        uint16[7] tiers;
        uint16[7] rates;
    }

    /// @notice Parse distribution rule from bytes32.
    /// @param sn Packed rule bytes32.
    function DistrRuleParser(bytes32 sn) public pure returns (DistrRule memory rule) {
        uint _sn = uint(sn);

        rule = DistrRule({
            typeOfDistr: uint8(_sn >> 248),
            numOfTiers: uint8(_sn >> 240),
            isCumulative: uint8(_sn >> 232) == 1,
            refundPrincipal: uint8(_sn>>224) == 1,
            tiers: [
                uint16(_sn >> 208), uint16(_sn >> 192),
                uint16(_sn >> 176), uint16(_sn >> 160),
                uint16(_sn >> 144), uint16(_sn >> 128),
                uint16(_sn >> 112)
            ],
            rates: [
                uint16(_sn >> 96),
                uint16(_sn >> 80), uint16(_sn >> 64),
                uint16(_sn >> 48), uint16(_sn >> 32),
                uint16(_sn >> 16), uint16(_sn)
            ]
        });
    }

}

Contents

SharesRepo.sol

contracts/lib/books/SharesRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title SharesRepo
/// @notice Repository for share classes and share records.
library SharesRepo {
    using EnumerableSet for EnumerableSet.UintSet;

    /// @notice Share header fields.
    struct Head {
        uint16 class;
        uint32 seqOfShare;
        uint32 preSeq;
        uint48 issueDate;
        uint40 shareholder;
        uint32 priceOfPaid;
        uint32 priceOfPar;
        uint16 votingWeight;
        uint8 argu;
    }

    /// @notice Share body fields.
    struct Body {
        uint48 payInDeadline;
        uint64 paid;
        uint64 par;
        uint64 cleanPaid;
        uint16 distrWeight;
    }

    /// @notice Full share record.
    struct Share {
        Head head;
        Body body;
    }

    /// @notice Share class with info and share list.
    struct Class{
        Share info;
        EnumerableSet.UintSet seqList;
    }

    /// @notice Repository of classes and shares.
    struct Repo {
        // seqOfClass => Class
        mapping(uint256 => Class) classes;
        // seqOfShare => Share
        mapping(uint => Share) shares;
    }

    //####################
    //##     Error      ##
    //####################

    error SHR_WrongInput(bytes32 reason);

    error SHR_WrongState(bytes32 reason);

    error SHR_Overflow(bytes32 reason);

    error SHR_WrongParty(bytes32 reason);

    //####################
    //##    Modifier    ##
    //####################

    /// @notice Ensure share exists.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    modifier shareExist(
        Repo storage repo,
        uint seqOfShare
    ) {
        if (!isShare(repo, seqOfShare)) {
            revert SHR_WrongState(bytes32("SHR_ShareNotExist"));
        }
        _;
    }

    //#################
    //##    Write    ##
    //#################

    /// @notice Parse share head from bytes32.
    /// @param sn Packed share head.
    function snParser(bytes32 sn) public pure returns(Head memory head)
    {
        uint _sn = uint(sn);

        head = Head({
            class: uint16(_sn >> 240),
            seqOfShare: uint32(_sn >> 208),
            preSeq: uint32(_sn >> 176),
            issueDate: uint48(_sn >> 128),
            shareholder: uint40(_sn >> 88),
            priceOfPaid: uint32(_sn >> 56),
            priceOfPar: uint32(_sn >> 24),
            votingWeight: uint16(_sn >> 8),
            argu: uint8(_sn)
        });
    }

    /// @notice Pack share head into bytes32.
    /// @param head Share head.
    function codifyHead(Head memory head) public pure returns (bytes32 sn)
    {
        bytes memory _sn =
            abi.encodePacked(
                head.class,
                head.seqOfShare,
                head.preSeq,
                head.issueDate,
                head.shareholder,
                head.priceOfPaid,
                head.priceOfPar,
                head.votingWeight,
                head.argu
            );

        assembly {
            sn := mload(add(_sn, 0x20))
        }

    }

    // ==== issue/regist share ====

    /// @notice Build a share from packed head and body values.
    /// @param sharenumber Packed share head.
    /// @param payInDeadline Pay-in deadline timestamp.
    /// @param paid Paid amount.
    /// @param par Par amount.
    /// @param distrWeight Distribution weight.
    function createShare(
        bytes32 sharenumber,
        uint payInDeadline,
        uint paid,
        uint par,
        uint distrWeight
    ) public pure returns (Share memory share) {

        share.head = snParser(sharenumber);

        share.body = Body({
            payInDeadline: uint48(payInDeadline),
            paid: uint64(paid),
            par: uint64(par),
            cleanPaid: uint64(paid),
            distrWeight: uint16(distrWeight)
        });
    }

    /// @notice Decode premium snapshot to share body.
    /// @param premium Encoded premium value.
    function codifyPremium(uint premium) public pure returns(Body memory body) {
        body = Body({
            payInDeadline: uint48(premium >> 208),
            paid: uint64(premium >> 144),
            par: uint64(premium >> 80),
            cleanPaid: uint64(premium >> 16),
            distrWeight: uint16(premium)
        });
    }

    function _addPremium(
        Repo storage repo,
        uint priceOfPaid,
        uint paid
    ) private {

        if (priceOfPaid > 10000 && paid > 0) {

            uint premium = getPremium(repo);

            premium += ((priceOfPaid - 10000) * paid / 10000);

            repo.shares[0].body = codifyPremium(premium);
        }

    }

    /// @notice Add a share and update class equity.
    /// @param repo Storage repo.
    /// @param share Share record.
    function addShare(Repo storage repo, Share memory share)
        public returns(Share memory newShare)
    {
        newShare = regShare(repo, share);

        _addPremium(repo, newShare.head.priceOfPaid, newShare.body.paid);

        Share storage info = repo.classes[newShare.head.class].info;

        if (info.head.issueDate == 0) {
            info.head = newShare.head;
            info.body.distrWeight = newShare.body.distrWeight;
        }

        increaseEquityOfClass(repo, true, share.head.class,
            share.body.paid, share.body.par, 0);
    }

    /// @notice Register share in storage.
    /// @param repo Storage repo.
    /// @param share Share record.
    function regShare(Repo storage repo, Share memory share)
        public returns(Share memory)
    {
        if (share.head.class == 0) {
            revert SHR_WrongInput(bytes32("SHR_ZeroClass"));
        }
        if (share.body.par == 0) {
            revert SHR_WrongInput(bytes32("SHR_ZeroPar"));
        }
        if (share.body.par < share.body.paid) {
            revert SHR_WrongInput(bytes32("SHR_PaidExceedPar"));
        }
        if (share.head.issueDate > block.timestamp) {
            revert SHR_WrongInput(bytes32("SHR_FutureIssueDate"));
        }
        if (share.head.issueDate > share.body.payInDeadline) {
            revert SHR_WrongInput(bytes32("SHR_IssueDateLaterPayInDeadline"));
        }
        if (share.head.shareholder == 0) {
            revert SHR_WrongInput(bytes32("SHR_ZeroShareholder"));
        }
        if (share.head.votingWeight == 0) {
            revert SHR_WrongInput(bytes32("SHR_ZeroVotingWeight"));
        }

        if (share.head.class > counterOfClasses(repo))
            share.head.class = _increaseCounterOfClasses(repo);

        Class storage class = repo.classes[share.head.class];

        if (!class.seqList.contains(share.head.seqOfShare)) {
            share.head.seqOfShare = _increaseCounterOfShares(repo);

            if (share.head.issueDate == 0)
                share.head.issueDate = uint48(block.timestamp);

            class.seqList.add(share.head.seqOfShare);
            repo.classes[0].seqList.add(share.head.seqOfShare);
        }

        repo.shares[share.head.seqOfShare] = share;

        return share;
    }

    // ==== counters ====

    function _increaseCounterOfShares(
        Repo storage repo
    ) private returns(uint32) {

        Head storage h = repo.shares[0].head;

        do {
            unchecked {
                h.seqOfShare++;
            }
        } while (isShare(repo, h.seqOfShare) ||
            h.seqOfShare == 0);

        return h.seqOfShare;
    }

    function _increaseCounterOfClasses(Repo storage repo)
        private returns(uint16)
    {
        repo.shares[0].head.class++;
        return repo.shares[0].head.class;
    }

    // ==== amountChange ====

    /// @notice Increase paid-in capital for a share.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    /// @param amt Paid amount.
    function payInCapital(
        Repo storage repo,
        uint seqOfShare,
        uint amt
    ) public shareExist(repo, seqOfShare) {

        Share storage share = repo.shares[seqOfShare];

        uint64 deltaPaid = uint64(amt);

        if (deltaPaid == 0) {
            revert SHR_WrongInput(bytes32("SHR_ZeroAmt"));
        }

        if (block.timestamp > share.body.payInDeadline) {
            revert SHR_WrongState(bytes32("SHR_MissedDeadline"));
        }

        if (share.body.paid + deltaPaid > share.body.par) {
            revert SHR_Overflow(bytes32("SHR_PaidExceedPar"));
        }

        share.body.paid += deltaPaid;
        share.body.cleanPaid += deltaPaid;

        _addPremium(repo, share.head.priceOfPaid, share.body.paid);

        increaseEquityOfClass(repo, true, share.head.class, deltaPaid, 0, 0);
    }

    /// @notice Decrease share amounts or delete share.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    /// @param paid Paid delta.
    /// @param par Par delta.
    function subAmtFromShare(
        Repo storage repo,
        uint seqOfShare,
        uint paid,
        uint par
    ) public shareExist(repo, seqOfShare) {

        Share storage share = repo.shares[seqOfShare];
        Class storage class = repo.classes[share.head.class];

        uint64 deltaPaid = uint64(paid);
        uint64 deltaPar = uint64(par);

        if (deltaPar == 0 && deltaPaid == 0) {
            revert SHR_WrongInput(bytes32("SHR_ZeroDeltaAmt"));
        }
        if (share.body.cleanPaid < deltaPaid) {
            revert SHR_WrongInput(bytes32("SHR_DeltaPaidExceedCleanPaid"));
        }

        if (deltaPar == share.body.par) {
            class.seqList.remove(seqOfShare);
            repo.classes[0].seqList.remove(seqOfShare);
            delete repo.shares[seqOfShare];
        } else {
            share.body.paid -= deltaPaid;
            share.body.par -= deltaPar;
            share.body.cleanPaid -= deltaPaid;

            if (share.body.par < share.body.paid) {
                revert SHR_Overflow(bytes32("SHR_PaidExceedPar"));
            }
        }
    }

    /// @notice Adjust clean paid amount.
    /// @param repo Storage repo.
    /// @param isIncrease True to increase, false to decrease.
    /// @param seqOfShare Share sequence.
    /// @param paid Delta amount.
    function increaseCleanPaid(
        Repo storage repo,
        bool isIncrease,
        uint seqOfShare,
        uint paid
    ) public shareExist(repo, seqOfShare) {

        Share storage share = repo.shares[seqOfShare];

        uint64 deltaClean = uint64(paid);

        if (deltaClean == 0) {
            revert SHR_WrongInput(bytes32("SHR_ZeroDeltaCleanPaid"));
        }

        if (isIncrease && share.body.cleanPaid + deltaClean <= share.body.paid)
            share.body.cleanPaid += deltaClean;
        else if(!isIncrease && share.body.cleanPaid >= deltaClean)
            share.body.cleanPaid -= deltaClean;
        else revert SHR_Overflow(bytes32("SHR_CleanPaidOverflow"));
    }

    // ---- EquityOfClass ----

    /// @notice Update equity totals for a class.
    /// @param repo Storage repo.
    /// @param isIncrease True to increase, false to decrease.
    /// @param classOfShare Share class.
    /// @param deltaPaid Paid delta.
    /// @param deltaPar Par delta.
    /// @param deltaCleanPaid Clean paid delta.
    function increaseEquityOfClass(
        Repo storage repo,
        bool isIncrease,
        uint classOfShare,
        uint deltaPaid,
        uint deltaPar,
        uint deltaCleanPaid
    ) public {

        Body storage equity = repo.classes[classOfShare].info.body;

        if (isIncrease) {
            equity.paid += uint64(deltaPaid);
            equity.par += uint64(deltaPar);
            equity.cleanPaid += uint64(deltaCleanPaid);
        } else {
            equity.paid -= uint64(deltaPaid);
            equity.par -= uint64(deltaPar);
            equity.cleanPaid -= uint64(deltaCleanPaid);
        }
    }

    /// @notice Update paid price for a share.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    /// @param newPrice New price.
    function updatePriceOfPaid(
        Repo storage repo,
        uint seqOfShare,
        uint newPrice
    ) public shareExist(repo, seqOfShare) {
        Share storage share = repo.shares[seqOfShare];
        share.head.priceOfPaid = uint32(newPrice);
    }

    /// @notice Update pay-in deadline for a share.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    /// @param deadline New deadline timestamp.
    function updatePayInDeadline(
        Repo storage repo,
        uint seqOfShare,
        uint deadline
    ) public shareExist(repo, seqOfShare) {

        Share storage share = repo.shares[seqOfShare];

        uint48 newLine = uint48(deadline);

        if (block.timestamp >= newLine) {
            revert SHR_WrongInput(bytes32("SHR_UpdatePayInDeadlineNotFuture"));
        }

        share.body.payInDeadline = newLine;
    }

    /// @notice Restore repo from snapshots.
    /// @param repo Storage repo.
    /// @param shares Share list.
    /// @param classInfos Class info list.
    function restoreRepo(
        Repo storage repo,
        Share[] memory shares,
        Share[] memory classInfos
    ) public {
        uint len = shares.length;
        while (len > 1) {
            Share memory share = shares[len - 1];
            repo.shares[share.head.seqOfShare] = share;

            repo.classes[share.head.class].seqList.add(share.head.seqOfShare);
            repo.classes[0].seqList.add(share.head.seqOfShare);

            len --;
        }

        repo.shares[0] = shares[0];

        len = classInfos.length;
        while (len > 0) {
            Share memory info = classInfos[len - 1];
            repo.classes[info.head.class].info = info;

            len--;
        }
    }

    //####################
    //##    Read I/O    ##
    //####################

    // ---- Counter ----

    /// @notice Get share counter.
    /// @param repo Storage repo.
    function counterOfShares(
        Repo storage repo
    ) public view returns(uint32) {
        return repo.shares[0].head.seqOfShare;
    }

    /// @notice Get class counter.
    /// @param repo Storage repo.
    function counterOfClasses(
        Repo storage repo
    ) public view returns(uint16) {
        return repo.shares[0].head.class;
    }

    // ---- Share ----

    /// @notice Check whether share exists.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    function isShare(
        Repo storage repo,
        uint seqOfShare
    ) public view returns(bool) {
        return repo.shares[seqOfShare].head.issueDate > 0;
    }

    /// @notice Get share by sequence.
    /// @param repo Storage repo.
    /// @param seqOfShare Share sequence.
    function getShare(
        Repo storage repo,
        uint seqOfShare
    ) public view shareExist(repo, seqOfShare) returns (
        Share memory
    ) {
        return repo.shares[seqOfShare];
    }

    /// @notice Get total share count.
    /// @param repo Storage repo.
    function getQtyOfShares(
        Repo storage repo
    ) public view returns(uint) {
        return repo.classes[0].seqList.length();
    }

    /// @notice Get share sequence list.
    /// @param repo Storage repo.
    function getSeqListOfShares(
        Repo storage repo
    ) public view returns(uint[] memory) {
        return repo.classes[0].seqList.values();
    }

    /// @notice Get list of all shares.
    /// @param repo Storage repo.
    function getSharesList(
        Repo storage repo
    ) public view returns(Share[] memory) {
        uint[] memory seqList = repo.classes[0].seqList.values();
        return _getShares(repo, seqList);
    }

    /// @notice Get zero share record.
    /// @param repo Storage repo.
    function getShareZero(Repo storage repo)
        public view returns(Share memory share) {
            share = repo.shares[0];
    }

    // ---- Class ----

    /// @notice Get share count in class.
    /// @param repo Storage repo.
    /// @param classOfShare Share class.
    function getQtyOfSharesInClass(
        Repo storage repo,
        uint classOfShare
    ) public view returns (uint) {
        return repo.classes[classOfShare].seqList.length();
    }

    /// @notice Get share sequence list in class.
    /// @param repo Storage repo.
    /// @param classOfShare Share class.
    function getSeqListOfClass(
        Repo storage repo,
        uint classOfShare
    ) public view returns (uint[] memory) {
        return repo.classes[classOfShare].seqList.values();
    }

    /// @notice Get class info share.
    /// @param repo Storage repo.
    /// @param classOfShare Share class.
    function getInfoOfClass(
        Repo storage repo,
        uint classOfShare
    ) public view returns (Share memory) {
        return repo.classes[classOfShare].info;
    }

    /// @notice Get shares of a class.
    /// @param repo Storage repo.
    /// @param classOfShare Share class.
    function getSharesOfClass(
        Repo storage repo,
        uint classOfShare
    ) public view returns (Share[] memory) {
        uint[] memory seqList =
            repo.classes[classOfShare].seqList.values();
        return _getShares(repo, seqList);
    }

    function _getShares(
        Repo storage repo,
        uint[] memory seqList
    ) private view returns(Share[] memory list) {

        uint len = seqList.length;
        list = new Share[](len);

        while(len > 0) {
            list[len - 1] = repo.shares[seqList[len - 1]];
            len--;
        }
    }

    /// @notice Get encoded premium snapshot.
    /// @param repo Storage repo.
    function getPremium(Repo storage repo) public view returns(uint premium) {
        Body memory body = repo.shares[0].body;

        premium =   (uint(body.payInDeadline) << 208) +
                    (uint(body.paid) << 144) +
                    (uint(body.par) << 80) +
                    (uint(body.cleanPaid) << 16) +
                    body.distrWeight;
    }

}

Contents

SigsRepo.sol

contracts/lib/books/SigsRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title SigsRepo
/// @notice Library for managing signature pages and signer metadata.
library SigsRepo {
    using EnumerableSet for EnumerableSet.UintSet;

    /// @notice Signature metadata for a party.
    struct Signature {
        uint40 signer;
        uint48 sigDate;
        uint64 blocknumber;
        bool flag;
        uint16 para;
        uint16 arg;
        uint16 seq;
        uint16 attr;
        uint32 data;
    }

    /// @notice Party-specific blank containing deal list and signature data.
    struct Blank{
        EnumerableSet.UintSet seqOfDeals;
        Signature sig;
        bytes32 sigHash;
    }

    // blanks[0].sig {
    //     sigDate: circulateDate;
    //     flag: established;
    //     para: counterOfBlanks;
    //     arg: counterOfSigs;
    //     seq: signingDays;
    //     attr: closingDays;
    // }

    /// @notice Signature page with buyers and sellers.
    struct Page {
        // party => Blank
        mapping(uint256 => Blank) blanks;
        EnumerableSet.UintSet buyers;
        EnumerableSet.UintSet sellers;
    }

    //###################
    //##    Error      ##
    //###################

    error SIGR_WrongInput(bytes32 reason);

    error SIGR_WrongState(bytes32 reason);

    error SIGR_Overflow(bytes32 reason);

    error SIGR_WrongParty(bytes32 reason);

    //###################
    //##    Config    ##
    //###################

    /// @notice Set circulate date for the page.
    function circulateDoc(
        Page storage p
    ) public {
        p.blanks[0].sig.sigDate = uint48(block.timestamp);
    }

    /// @notice Set signing and closing windows (in days).
    function setTiming(
        Page storage p,
        uint signingDays,
        uint closingDays
    ) public {
        p.blanks[0].sig.seq = uint16(signingDays);
        p.blanks[0].sig.attr = uint16(closingDays);
    }

    /// @notice Add a party and its deal sequence to the page.
    function addBlank(
        Page storage p,
        bool beBuyer,
        uint256 seq,
        uint256 acct
    ) public {
        if (seq == 0) {
            revert SIGR_WrongInput(bytes32("SIGR_ZeroSeqOfDeal"));
        }
        if (acct == 0) {
            revert SIGR_WrongInput(bytes32("SIGR_ZeroAcct"));
        }

        if (beBuyer) {
            if (p.sellers.contains(acct)) {
                revert SIGR_WrongInput(bytes32("SIGR_SellerIntendsToBuy"));
            }
            p.buyers.add(acct);
        } else {
            if (p.buyers.contains(acct)) {
                revert SIGR_WrongInput(bytes32("SIGR_BuyerIntendsToSell"));
            }
            p.sellers.add(acct);
        }

        if (p.blanks[uint40(acct)].seqOfDeals.add(uint16(seq)))
            _increaseCounterOfBlanks(p);
    }

    /// @notice Remove a deal sequence for a party and cleanup if empty.
    function removeBlank(
        Page storage p,
        uint256 seq,
        uint256 acct
    ) public {
        if (p.buyers.contains(acct) || p.sellers.contains(acct)) {
            if (p.blanks[acct].seqOfDeals.remove(seq))
                _decreaseCounterOfBlanks(p);

            if (p.blanks[acct].seqOfDeals.length() == 0) {
                delete p.blanks[acct];
                p.buyers.remove(acct) || p.sellers.remove(acct);
            }
        }
    }

    /// @notice Record a party signature for a page.
    function signDoc(Page storage p, uint256 acct, bytes32 sigHash)
        public
    {
        if (block.timestamp >= getSigDeadline(p) &&
            getSigningDays(p) != 0) {
            revert SIGR_WrongInput(bytes32("SIGR_MissedSigDeadline"));
        }

        if (established(p)) {
            revert SIGR_WrongState(bytes32("SIGR_DocAlreadyEstablished"));
        }

        if ((p.buyers.contains(acct) || p.sellers.contains(acct)) &&
            p.blanks[acct].sig.sigDate == 0) {

            Signature storage sig = p.blanks[acct].sig;

            sig.signer = uint40(acct);
            sig.sigDate = uint48(block.timestamp);
            sig.blocknumber = uint64(block.number);

            p.blanks[acct].sigHash = sigHash;

            _increaseCounterOfSigs(p, p.blanks[acct].seqOfDeals.length());
        }
    }

    /// @notice Register a signature with a provided date.
    function regSig(Page storage p, uint256 acct, uint sigDate, bytes32 sigHash)
        public returns (bool flag)
    {
        if (block.timestamp >= getSigDeadline(p) &&
            getSigningDays(p) != 0) {
            revert SIGR_WrongInput(bytes32("SIGR_MissedSigDeadline"));
        }

        if (established(p)) {
            revert SIGR_WrongState(bytes32("SIGR_DocAlreadyEstablished"));
        }

        if (p.buyers.contains(acct) || p.sellers.contains(acct)) {

            Signature storage sig = p.blanks[acct].sig;

            sig.signer = uint40(acct);
            sig.sigDate = uint48(sigDate);
            sig.blocknumber = uint64(block.number);

            p.blanks[acct].sigHash = sigHash;

            _increaseCounterOfSigs(p, 1);

            flag = true;
        }

    }

    /// @dev Increment blank counter.
    function _increaseCounterOfBlanks(Page storage p) private {
        p.blanks[0].sig.para++;
    }

    /// @dev Decrement blank counter.
    function _decreaseCounterOfBlanks(Page storage p) private {
        p.blanks[0].sig.para--;
    }

    /// @dev Increase signature counter by deal count.
    function _increaseCounterOfSigs(Page storage p, uint qtyOfDeals) private {
        p.blanks[0].sig.arg += uint16(qtyOfDeals);
    }

    //####################
    //##    Read I/O    ##
    //####################

    /// @notice Check whether the page is circulated.
    function circulated(Page storage p) public view returns (bool)
    {
        return p.blanks[0].sig.sigDate > 0;
    }

    /// @notice Check whether all required signatures are collected.
    function established(Page storage p) public view returns (bool)
    {
        return counterOfBlanks(p) > 0
            && counterOfBlanks(p) == counterOfSigs(p);
    }

    /// @notice Get number of blanks.
    function counterOfBlanks(Page storage p) public view returns(uint16) {
        return p.blanks[0].sig.para;
    }

    /// @notice Get number of collected signatures.
    function counterOfSigs(Page storage p) public view returns(uint16) {
        return p.blanks[0].sig.arg;
    }

    /// @notice Get circulate date.
    function getCirculateDate(Page storage p) public view returns(uint48) {
        return p.blanks[0].sig.sigDate;
    }

    /// @notice Get signing window in days.
    function getSigningDays(Page storage p) public view returns(uint16) {
        return p.blanks[0].sig.seq;
    }

    /// @notice Get closing window in days.
    function getClosingDays(Page storage p) public view returns(uint16) {
        return p.blanks[0].sig.attr;
    }

    /// @notice Get signature deadline timestamp.
    function getSigDeadline(Page storage p) public view returns(uint48) {
        return p.blanks[0].sig.sigDate + uint48(p.blanks[0].sig.seq) * 86400;
    }

    /// @notice Get closing deadline timestamp.
    function getClosingDeadline(Page storage p) public view returns(uint48) {
        return p.blanks[0].sig.sigDate + uint48(p.blanks[0].sig.attr) * 86400;
    }

    /// @notice Check whether a party has signed.
    function isSigner(Page storage p, uint256 acct)
        public view returns (bool)
    {
        return p.blanks[acct].sig.signer > 0;
    }

    /// @notice Get signature data of a party.
    function sigOfParty(Page storage p, uint256 acct) public view returns (
            uint256[] memory seqOfDeals,
            Signature memory sig,
            bytes32 sigHash
        )
    {
        seqOfDeals = p.blanks[acct].seqOfDeals.values();
        sig = p.blanks[acct].sig;
        sigHash = p.blanks[acct].sigHash;
    }

    /// @notice Get signatures of buyers and sellers.
    function sigsOfPage(Page storage p) public view
        returns (
            Signature[] memory sigsOfBuyer,
            Signature[]memory sigsOfSeller
        )
    {
        sigsOfBuyer = sigsOfSide(p, p.buyers);
        sigsOfSeller = sigsOfSide(p, p.sellers);
    }

    /// @notice Get signatures of a side (buyers or sellers).
    function sigsOfSide(Page storage p, EnumerableSet.UintSet storage partiesOfSide)
        public view
        returns (Signature[] memory)
    {
        uint256[] memory parties = partiesOfSide.values();
        uint256 len = parties.length;

        Signature[] memory sigs = new Signature[](len);

        while (len > 0) {
            sigs[len-1] = p.blanks[parties[len-1]].sig;
            len--;
        }

        return sigs;
    }

}

Contents

SwapsRepo.sol

contracts/lib/books/SwapsRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title SwapsRepo
/// @notice Repository of swap records for pledge/target exchanges.
library SwapsRepo {

    /// @notice Swap lifecycle state.
    enum StateOfSwap {
        Pending,
        Issued,
        Closed,
        Terminated
    }

    /// @notice Swap record.
    struct Swap {
        uint16 seqOfSwap;
        uint32 seqOfPledge;
        uint64 paidOfPledge;
        uint32 seqOfTarget;
        uint64 paidOfTarget;
        uint32 priceOfDeal;
        bool isPutOpt;
        uint8 state;
    }

    /// @notice Repository of swaps by sequence.
    struct Repo {
        // seqOfSwap => Swap
        mapping(uint256 => Swap) swaps;
    }

    // ###############
    // ##    Error  ##
    // ###############

    error SWR_WrongInput(bytes32 reason);
    error SWR_WrongState(bytes32 reason);
    error SWR_Overflow(bytes32 reason);
    error SWR_WrongParty(bytes32 reason);

    // ###############
    // ##  Modifier ##
    // ###############

    /// @notice Ensure swap exists.
    /// @param repo Storage repo.
    /// @param seqOfSwap Swap sequence.
    modifier swapExist(Repo storage repo, uint seqOfSwap) {
        if (!isSwap(repo, seqOfSwap)) {
            revert SWR_WrongState(bytes32("SWR_SwapNotExist"));
        }
        _;
    }

    // ###############
    // ## Write I/O ##
    // ###############

    // ==== cofify / parser ====

    /// @notice Pack swap into bytes32.
    /// @param swap Swap record.
    function codifySwap(Swap memory swap) public pure returns (bytes32 sn) {
        bytes memory _sn = abi.encodePacked(
                            swap.seqOfSwap,
                            swap.seqOfPledge,
                            swap.paidOfPledge,
                            swap.seqOfTarget,
                            swap.paidOfTarget,
                            swap.priceOfDeal,
                            swap.isPutOpt,
                            swap.state);
        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    /// @notice Register a new swap.
    /// @param repo Storage repo.
    /// @param swap Swap record.
    function regSwap(
        Repo storage repo,
        Swap memory swap
    ) public returns(Swap memory) {

        if (swap.seqOfTarget * swap.paidOfTarget * swap.seqOfPledge == 0) {
            revert SWR_WrongInput(bytes32("SR_ZeroParaOfSwap"));
        }

        swap.seqOfSwap = _increaseCounter(repo);

        repo.swaps[swap.seqOfSwap] = swap;
        repo.swaps[0].paidOfTarget += swap.paidOfTarget;

        return swap;
    }

    /// @notice Mark a swap as paid off.
    /// @param repo Storage repo.
    /// @param seqOfSwap Swap sequence.
    function payOffSwap(
        Repo storage repo,
        uint seqOfSwap
        // uint msgValue,
        // uint centPrice
    ) public returns (Swap memory ) {

        Swap storage swap = repo.swaps[seqOfSwap];

        if (swap.state != uint8(StateOfSwap.Issued)) {
            revert SWR_WrongState(bytes32("SWR_SwapNotIssued"));
        }

        swap.state = uint8(StateOfSwap.Closed);

        return swap;
    }

    /// @notice Terminate an issued swap.
    /// @param repo Storage repo.
    /// @param seqOfSwap Swap sequence.
    function terminateSwap(
        Repo storage repo,
        uint seqOfSwap
    ) public returns (Swap memory){

        Swap storage swap = repo.swaps[seqOfSwap];

        if (swap.state != uint8(StateOfSwap.Issued)) {
            revert SWR_WrongState(bytes32("SWR_SwapNotIssued"));
        }

        swap.state = uint8(StateOfSwap.Terminated);

        return swap;
    }

    // ==== Counter ====

    function _increaseCounter(Repo storage repo) private returns(uint16) {
        repo.swaps[0].seqOfSwap++;
        return repo.swaps[0].seqOfSwap;
    }

    // ################
    // ##  Read I/O  ##
    // ################

    /// @notice Get total swap counter.
    /// @param repo Storage repo.
    function counterOfSwaps(Repo storage repo)
        public view returns (uint16)
    {
        return repo.swaps[0].seqOfSwap;
    }

    /// @notice Get sum of paid target amounts.
    /// @param repo Storage repo.
    function sumPaidOfTarget(Repo storage repo)
        public view returns (uint64)
    {
        return repo.swaps[0].paidOfTarget;
    }

    /// @notice Check whether a swap exists.
    /// @param repo Storage repo.
    /// @param seqOfSwap Swap sequence.
    function isSwap(Repo storage repo, uint256 seqOfSwap)
        public view returns (bool)
    {
        return seqOfSwap <= counterOfSwaps(repo);
    }

    /// @notice Get swap by sequence.
    /// @param repo Storage repo.
    /// @param seqOfSwap Swap sequence.
    function getSwap(Repo storage repo, uint256 seqOfSwap)
        public view swapExist(repo, seqOfSwap) returns (Swap memory)
    {
        return repo.swaps[seqOfSwap];
    }

    // function checkValueOfSwap(
    //     Repo storage repo,
    //     uint seqOfSwap,
    //     uint centPrice
    // ) public view returns (uint) {
    //     Swap memory swap = getSwap(repo, seqOfSwap);
    //     return centPrice * swap.paidOfTarget * swap.priceOfDeal / 10 ** 6;
    // }

    /// @notice Get all swaps.
    /// @param repo Storage repo.
    function getAllSwaps(Repo storage repo)
        public view returns (Swap[] memory )
    {
        uint256 len = counterOfSwaps(repo);
        Swap[] memory swaps = new Swap[](len);

        while (len > 0) {
            swaps[len-1] = repo.swaps[len];
            len--;
        }
        return swaps;
    }

    /// @notice Check whether all swaps are closed.
    /// @param repo Storage repo.
    function allSwapsClosed(Repo storage repo)
        public view returns (bool)
    {
        uint256 len = counterOfSwaps(repo);
        while (len > 0) {
            if (repo.swaps[len].state < uint8(StateOfSwap.Closed))
                return false;
            len--;
        }

        return true;
    }
}

Contents

TeamsRepo.sol

contracts/lib/books/TeamsRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title TeamsRepo
/// @notice Repository for project teams, members, and payroll flows.
library TeamsRepo {
    using EnumerableSet for EnumerableSet.UintSet;

 /// @notice Member or team/project info record.
 struct Member {
        uint16 seqOfTeam;
        uint40 userNo;
        uint8 state;
        uint32 rate;
    uint32 workHours; // appliedAmt for Team / Project
        uint32 budgetAmt;
        uint32 approvedAmt;
        uint32 receivableAmt;
        uint32 paidAmt;
    }

 /// @notice Team with member list and records.
 struct Team {
        EnumerableSet.UintSet membersList;
        mapping(uint256 => Member) members;
    }

 /// @notice Repository of teams and payroll balances.
 struct Repo {
        EnumerableSet.UintSet teamsList;
        mapping(uint256 => Team) teams;
        EnumerableSet.UintSet payroll;
        mapping(uint256 => uint256) cashBox;
    }

 /// @notice Ensure caller is project manager.
 modifier onlyManager(Repo storage repo, uint caller) {
        if (!isManager(repo, caller)) {
            revert TR_WrongParty(bytes32("TR_NotManager"));
        }
        _;
    }

 /// @notice Ensure team exists in list.
 modifier onlyListedTeam(
        Repo storage repo,
        uint seqOfTeam
    ) {
        if (!teamIsListed(repo, seqOfTeam)) {
            revert TR_WrongInput(bytes32("TR_NotListedTeam"));
        }
        _;
    }

 /// @notice Ensure caller is team leader.
 modifier onlyTeamLeader(
        Repo storage repo,
        uint caller,
        uint seqOfTeam
    ) {
        if (!isTeamLeader(repo, caller, seqOfTeam)) {
            revert TR_WrongParty(bytes32("TR_NotTeamLeader"));
        }
        _;
    }

    ///////////////////
    //     Error    //
    //////////////////

 error TR_WrongInput(bytes32 reason);
 error TR_WrongState(bytes32 reason);
 error TR_Overflow(bytes32 reason);
 error TR_WrongParty(bytes32 reason);

    ///////////////////
    //   Write I/O   //
    ///////////////////

 /// @notice Set initial project manager.
 /// @param repo Storage repo.
 /// @param acct Manager user number.
 function setManager(Repo storage repo, uint acct) public {
        repo.teams[0].members[0].userNo = uint40(acct);
    }

 /// @notice Transfer project manager role.
 /// @param repo Storage repo.
 /// @param caller Current manager user number.
 /// @param newManager New manager user number.
 function transferProject(
        Repo storage repo,
        uint caller,
        uint newManager
    ) public onlyManager(repo, caller) {
        repo.teams[0].members[0].userNo = uint40(newManager);
    }

    // ---- Project ----

 /// @notice Set initial project budget.
 /// @param repo Storage repo.
 /// @param caller Manager user number.
 /// @param budget Budget amount.
 function setBudget(
        Repo storage repo,
        uint caller,
        uint budget
    ) public onlyManager(repo, caller) {
        Member storage info = repo.teams[0].members[0];
        if (info.state != 0) {
   revert TR_WrongState(bytes32("TR_BudgetAlreadySet"));
  }
        info.budgetAmt = uint32(budget);
    }

 /// @notice Fix project budget (lock initial state).
 /// @param repo Storage repo.
 /// @param caller Manager user number.
 function fixBudget(Repo storage repo, uint caller)
   public onlyManager(repo, caller)
  {
        Member storage info = repo.teams[0].members[0];
        if (info.state != 0) {
   revert TR_WrongState(bytes32("TR_BudgetAlreadyFixed"));
  }
        info.state = 1;
    }

  /// @notice Increase project budget after fixation.
  /// @param repo Storage repo.
  /// @param caller Manager user number.
  /// @param deltaAmt Increase amount.
  function increaseBudget(
        Repo storage repo,
        uint caller,
    uint deltaAmt
    ) public onlyManager(repo, caller) {
        Member storage info = repo.teams[0].members[0];
        if (info.state == 0) {
   revert TR_WrongState(bytes32("TR_BudgetStillPending"));
  }
    info.budgetAmt += uint32(deltaAmt);
    }

    // ---- Team ----

 /// @notice Create a new team with leader and budget.
 /// @param repo Storage repo.
 /// @param caller Team leader user number.
 /// @param budget Team budget.
 function createTeam(
        Repo storage repo,
        uint caller,
        uint budget
    ) public {
    uint40 acct = uint40(caller);

        if (acct == 0) {
            revert TR_WrongInput(bytes32("TR_AddTeamZeroLeader"));
        }

        Member storage projInfo =
            repo.teams[0].members[0];

        projInfo.seqOfTeam++;

        Member storage teamInfo =
      repo.teams[projInfo.seqOfTeam].members[0];

    teamInfo.seqOfTeam = projInfo.seqOfTeam;
    teamInfo.userNo = acct;
    teamInfo.budgetAmt = uint32(budget);

    repo.teamsList.add(projInfo.seqOfTeam);
    }

 /// @notice Update team budget before approval.
 /// @param repo Storage repo.
 /// @param caller Team leader user number.
 /// @param seqOfTeam Team sequence.
 /// @param budget New budget.
 function updateTeam(
        Repo storage repo,
        uint caller,
        uint seqOfTeam,
        uint budget
    ) public onlyTeamLeader(repo, caller, seqOfTeam){

        Member storage teamInfo =
            repo.teams[seqOfTeam].members[0];

        if (teamInfo.state != 0) {
   revert TR_WrongState(bytes32("TR_TeamAlreadyApproved"));
  }

    teamInfo.budgetAmt = uint32(budget);
    }

 /// @notice Approve and enroll a listed team.
 /// @param repo Storage repo.
 /// @param caller Manager user number.
 /// @param seqOfTeam Team sequence.
 function enrollTeam(
        Repo storage repo,
        uint caller,
        uint seqOfTeam
    ) public onlyManager(repo, caller)
   onlyListedTeam(repo, seqOfTeam)
  {
        Member storage projInfo =
            repo.teams[0].members[0];

        Member storage teamInfo =
            repo.teams[seqOfTeam].members[0];

    _enrollMember(projInfo, teamInfo);
    }

  function _enrollMember(
   Member storage teamInfo,
   Member storage member
  ) private {
        if (member.state != 0) {
   revert TR_WrongState(bytes32("TR_AlreadyEnrolled"));
  }

        if (teamInfo.budgetAmt < (teamInfo.approvedAmt + member.budgetAmt)) {
   revert TR_WrongState(bytes32("TR_BudgetOverflow"));
  }

        member.state = 1;
        teamInfo.approvedAmt += member.budgetAmt;
  }

 /// @notice Replace team leader.
 /// @param repo Storage repo.
 /// @param caller Manager user number.
 /// @param seqOfTeam Team sequence.
 /// @param leader New leader user number.
 function replaceLeader(
        Repo storage repo,
        uint caller,
        uint seqOfTeam,
        uint leader
    ) public onlyManager(repo, caller)
   onlyListedTeam(repo, seqOfTeam)
    {
    uint40 acct = uint40(leader);
    if (acct == 0) {
     revert TR_WrongInput(bytes32("TR_ZeroAcct"));
    }
    repo.teams[seqOfTeam].members[0].userNo = acct;
    }

 /// @notice Increase team budget by delta.
 /// @param repo Storage repo.
 /// @param caller Manager user number.
 /// @param seqOfTeam Team sequence.
 /// @param delta Increase amount.
 function increaseTeamBudget(
        Repo storage repo,
        uint caller,
        uint seqOfTeam,
    uint delta
    ) public onlyManager(repo, caller)
        onlyListedTeam(repo, seqOfTeam)
    {
        Member storage projInfo = repo.teams[0].members[0];
        Member storage teamInfo = repo.teams[seqOfTeam].members[0];

    _increaseBudget(projInfo, teamInfo, delta);
    }

  function _increaseBudget(
   Member storage teamInfo,
   Member storage member,
   uint delta
  ) private {

   uint32 amt = uint32(delta);

    if (amt == 0) {
     revert TR_WrongInput(bytes32("TR_ZeroAmt"));
    }

   if (teamInfo.budgetAmt < teamInfo.approvedAmt + amt) {
    revert TR_WrongState(bytes32("TR_BudgetOverflow"));
   }

   member.budgetAmt += amt;
   teamInfo.approvedAmt += amt;
  }

    // ---- Member ----

 /// @notice Enroll a member into a team.
 /// @param repo Storage repo.
 /// @param caller Team leader user number.
 /// @param seqOfTeam Team sequence.
 /// @param userNo Member user number.
 /// @param rate Pay rate.
 /// @param budgetAmt Member budget.
 function enrollMember(
        Repo storage repo,
        uint caller,
        uint seqOfTeam,
        uint userNo,
        uint rate,
        uint budgetAmt
    ) public onlyTeamLeader(repo, caller, seqOfTeam) {
        Team storage t = repo.teams[seqOfTeam];
        Member storage teamInfo = t.members[0];

    uint40 acct = uint40(userNo);
        if (acct == 0) {
            revert TR_WrongInput(bytes32("TR_ZeroAcct"));
        }

        if (t.membersList.contains(acct)) {
            revert TR_WrongState(bytes32("TR_AlreadyEnrolled"));
        }

        Member storage member = t.members[acct];

    member.seqOfTeam = teamInfo.seqOfTeam;
        member.userNo = acct;
    member.rate = uint32(rate);
    member.budgetAmt = uint32(budgetAmt);

    _enrollMember(teamInfo, member);

        t.membersList.add(acct);
        repo.payroll.add(acct);
    }

  /// @notice Remove a member from team.
  /// @param repo Storage repo.
  /// @param caller Team leader user number.
  /// @param seqOfTeam Team sequence.
  /// @param userNo Member user number.
  function removeMember(
    Repo storage repo,
    uint caller,
    uint seqOfTeam,
    uint userNo
  ) public {

    (Member storage teamInfo, Member storage member) =
      _getTeamInfoAndMember(repo, caller, seqOfTeam, userNo);

    if (member.state == 0) {
     revert TR_WrongState(bytes32("TR_NotEnrolled"));
    }

    member.state = 0;

    teamInfo.approvedAmt -= (member.budgetAmt - member.receivableAmt);
    teamInfo.workHours -= (member.approvedAmt);
  }

  function _getTeamInfoAndMember(
    Repo storage repo,
    uint caller,
    uint seqOfTeam,
    uint userNo
  ) private view returns(
    Member storage teamInfo,
    Member storage member
  ) {
    (teamInfo, member) = _getInfoAndMember(repo, seqOfTeam, userNo);
    if (teamInfo.userNo != caller) {
     revert TR_WrongParty(bytes32("TR_NotTeamLeader"));
    }
  }

  function _getInfoAndMember(
    Repo storage repo,
    uint seqOfTeam,
    uint userNo
  ) private view onlyListedTeam(repo, seqOfTeam) returns(
    Member storage teamInfo,
    Member storage member
  ) {
    Team storage t = repo.teams[seqOfTeam];
    teamInfo = t.members[0];

    if (!t.membersList.contains(userNo)) {
     revert TR_WrongState(bytes32("TR_NotListed"));
    }

    member = t.members[userNo];
  }

  /// @notice Restore a previously removed member.
  /// @param repo Storage repo.
  /// @param caller Team leader user number.
  /// @param seqOfTeam Team sequence.
  /// @param userNo Member user number.
  function restoreMember(
    Repo storage repo,
    uint caller,
    uint seqOfTeam,
    uint userNo
  ) public {

    (Member storage teamInfo, Member storage member) =
     _getTeamInfoAndMember(repo, caller, seqOfTeam, userNo);

    if (member.state != 0) {
     revert TR_WrongState(bytes32("TR_AlreadyEnrolled"));
    }

    uint32 balance = (member.budgetAmt - member.receivableAmt);
    if (teamInfo.budgetAmt < teamInfo.approvedAmt + balance) {
     revert TR_WrongState(bytes32("TR_BudgetOverflow"));
    }
    teamInfo.budgetAmt += balance;

    if (member.approvedAmt > 0) {
     member.state = 2;
     teamInfo.workHours += member.approvedAmt;
    } else {
     member.state = 1;
    }
  }

  /// @notice Increase a member's budget within team.
  /// @param repo Storage repo.
  /// @param caller Team leader user number.
  /// @param seqOfTeam Team sequence.
  /// @param userNo Member user number.
  /// @param delta Increase amount.
  function increaseMemberBudget(
    Repo storage repo,
    uint caller,
    uint seqOfTeam,
    uint userNo,
    uint delta
  ) public {

    (Member storage teamInfo, Member storage member) =
      _getTeamInfoAndMember(repo, caller, seqOfTeam, userNo);

    if (member.state == 0) {
     revert TR_WrongState(bytes32("TR_NotEnrolled"));
    }

    _increaseBudget(teamInfo, member, delta);
  }

  /// @notice Adjust a member's rate.
  /// @param repo Storage repo.
  /// @param caller Team leader user number.
  /// @param seqOfTeam Team sequence.
  /// @param userNo Member user number.
  /// @param increase True to increase, false to decrease.
  /// @param delta Rate delta.
  function adjustSalary(
    Repo storage repo,
    uint caller,
    uint seqOfTeam,
    uint userNo,
    bool increase,
    uint delta
  ) public {

    ( , Member storage member) =
      _getTeamInfoAndMember(repo, caller, seqOfTeam, userNo);

    if (member.state == 0) {
     revert TR_WrongState(bytes32("TR_NotEnrolled"));
    }

    uint32 amt = uint32(delta);

    if (increase) {
     member.rate += amt;
    } else {
     if (member.rate < amt) {
      revert TR_WrongState(bytes32("TR_InsufficientAmt"));
     }
     member.rate -= amt;
    }
  }

   // ---- Work ----

  /// @notice Apply working hours for approval.
  /// @param repo Storage repo.
  /// @param caller Member user number.
  /// @param seqOfTeam Team sequence.
  /// @param hrs Working hours.
  function applyWorkingHour(
    Repo storage repo,
    uint caller,
    uint seqOfTeam,
    uint hrs
  ) public {

    (, Member storage member) = _getInfoAndMember(repo, seqOfTeam, caller);

    if (member.state != 1) {
     revert TR_WrongState(bytes32("TR_WrongState"));
    }

    uint32 delta = uint32(member.rate * hrs);

    if (member.budgetAmt < member.receivableAmt + delta) {
     revert TR_WrongState(bytes32("TR_ExceedBudget"));
    }

    member.workHours += uint32(hrs);
    member.approvedAmt = delta;

    member.state = 2;
  }

  /// @notice Verify a member's applied work.
  /// @param repo Storage repo.
  /// @param caller Team leader user number.
  /// @param seqOfTeam Team sequence.
  /// @param userNo Member user number.
  /// @param ratio Approve ratio (0-10000).
  function verifyMemberWork(
    Repo storage repo,
    uint caller,
    uint seqOfTeam,
    uint userNo,
    uint ratio
  ) public {
    if (ratio > 10000) {
     revert TR_WrongInput(bytes32("TR_RatioOverflow"));
    }

    (Member storage teamInfo, Member storage member) =
     _getTeamInfoAndMember(repo, caller, seqOfTeam, userNo);

    if (member.state != 2) {
     revert TR_WrongState(bytes32("TR_WrongState"));
    }

    member.approvedAmt = uint32(member.approvedAmt * ratio / 10000);
    member.state = 3;

    teamInfo.workHours += member.approvedAmt;
  }

  /// @notice Verify team work and update receivables.
  /// @param repo Storage repo.
  /// @param caller Manager user number.
  /// @param seqOfTeam Team sequence.
  /// @param ratio Approve ratio (0-10000).
  function verifyTeamWork(
    Repo storage repo,
    uint caller,
    uint seqOfTeam,
    uint ratio
  ) public onlyManager(repo, caller)
    onlyListedTeam(repo, seqOfTeam)
  {
    if (ratio > 10000) {
     revert TR_WrongInput(bytes32("TR_RatioOverflow"));
    }

    Team storage t = repo.teams[seqOfTeam];
    Member storage teamInfo = t.members[0];

    if (teamInfo.workHours == 0) {
     revert TR_WrongState(bytes32("TR_ZeroApplied"));
    }

    uint32 deltaAmt = uint32(teamInfo.workHours * ratio / 10000);
    teamInfo.receivableAmt += deltaAmt;

    Member storage proInfo = repo.teams[0].members[0];
    proInfo.receivableAmt += deltaAmt;

    _confirmTeamWork(t, ratio);

    teamInfo.workHours = 0;
  }

  function _confirmTeamWork(
    Team storage t,
    uint ratio
  ) private {
    uint[] memory ls = t.membersList.values();
    uint len = ls.length;

    while (len > 0) {
      Member storage m = t.members[ls[len-1]];
      if (m.state == 3) {
        m.receivableAmt += uint32(m.approvedAmt * ratio / 10000);
        m.approvedAmt = 0;
        m.state = 1;
      }
      len--;
    }
  }

  /// @notice Distribute payment to all teams by receivables.
  /// @param repo Storage repo.
  /// @param amtInWei Amount in wei.
  /// @param centPriceInWei Cent price in wei.
  function distributePayment(
    Repo storage repo,
    uint amtInWei,
    uint centPriceInWei
  ) public {

    uint[] memory ls = repo.teamsList.values();
    uint len = ls.length;

    Member storage projInfo = repo.teams[0].members[0];

    uint rate = amtInWei * 10000 / (projInfo.receivableAmt - projInfo.paidAmt);
    uint32 sum = 0;

    while (len > 0) {
      Team storage t = repo.teams[ls[len-1]];
      Member storage info = t.members[0];

      if (info.receivableAmt > info.paidAmt) {
        uint32 amt = _distributePackage(repo, t, rate, centPriceInWei);
        info.paidAmt += amt;
        sum += amt;
      }

      len--;
    }

    projInfo.paidAmt += sum;
    repo.cashBox[0] += amtInWei;
  }

  function _distributePackage(
    Repo storage repo,
    Team storage t,
    uint rate,
    uint centPriceInWei
  ) private returns (uint32 sum) {
    uint[] memory ls = t.membersList.values();
    uint len = ls.length;
    sum = 0;

    while (len > 0) {
      Member storage m = t.members[ls[len-1]];

      uint outstandingAmt = m.receivableAmt - m.paidAmt;

      if (outstandingAmt > 0) {
       repo.cashBox[m.userNo] += rate * outstandingAmt / 10000;

       uint32 amtFiat = uint32(rate * outstandingAmt / centPriceInWei / 10 ** 4);

       m.paidAmt += amtFiat;
       sum += amtFiat;
      }

      len--;
    }
  }

  /// @notice Withdraw balance from payroll.
  /// @param repo Storage repo.
  /// @param caller User number.
  /// @param amt Amount in wei.
  function pickupDeposit(
    Repo storage repo,
    uint caller,
    uint amt
  ) public {
    if (!repo.payroll.contains(caller)) {
     revert TR_WrongState(bytes32("TR_NotInPayroll"));
    }

    uint balance = repo.cashBox[caller];

    if (balance < amt) {
     revert TR_WrongState(bytes32("TR_InsufficientBalance"));
    }

    repo.cashBox[caller] -= amt;
    repo.cashBox[0] -= amt;
  }

  ///////////////////
  //   Read I/O    //
  ///////////////////

  /// @notice Check if user is project manager.
  /// @param repo Storage repo.
  /// @param acct User number.
  function isManager(
    Repo storage repo,
    uint acct
  ) public view returns(bool) {
    return acct > 0 &&
      repo.teams[0].members[0].userNo == acct;
  }

  /// @notice Get project info record.
  /// @param repo Storage repo.
  function getProjectInfo(
    Repo storage repo
  ) public view returns(Member memory info) {
    info = repo.teams[0].members[0];
  }

  // ---- Teams ----

  /// @notice Get number of teams.
  /// @param repo Storage repo.
  function qtyOfTeams (
    Repo storage repo
  ) public view returns(uint) {
    return repo.teams[0].members[0].seqOfTeam;
  }

  /// @notice Get list of team ids.
  /// @param repo Storage repo.
  function getListOfTeams(
    Repo storage repo
  ) public view returns(uint[] memory) {
    return repo.teamsList.values();
  }

  /// @notice Check if team is listed.
  /// @param repo Storage repo.
  /// @param seqOfTeam Team sequence.
  function teamIsListed(
    Repo storage repo,
    uint seqOfTeam
  ) public view returns(bool) {
    return repo.teamsList.contains(seqOfTeam);
  }

  /// @notice Check if team is enrolled.
  /// @param repo Storage repo.
  /// @param seqOfTeam Team sequence.
  function teamIsEnrolled(
    Repo storage repo,
    uint seqOfTeam
  ) public view returns(bool) {
    return repo.teamsList.contains(seqOfTeam) &&
      repo.teams[seqOfTeam].members[0].state == 1;
  }

  // ---- TeamInfo ----

  /// @notice Check if user is team leader.
  /// @param repo Storage repo.
  /// @param acct User number.
  /// @param seqOfTeam Team sequence.
  function isTeamLeader(
    Repo storage repo,
    uint acct,
    uint seqOfTeam
  ) public view returns(bool) {
    return repo.teamsList.contains(seqOfTeam) &&
      repo.teams[seqOfTeam].members[0].userNo == acct;
  }

  /// @notice Get team info record.
  /// @param repo Storage repo.
  /// @param seqOfTeam Team sequence.
  function getTeamInfo(
    Repo storage repo,
    uint seqOfTeam
  ) public view returns(Member memory info) {
    if (repo.teamsList.contains(seqOfTeam)) {
     info = repo.teams[seqOfTeam].members[0];
    }
  }

  // ---- Member ----

  /// @notice Check if user is a team member.
  /// @param repo Storage repo.
  /// @param acct User number.
  /// @param seqOfTeam Team sequence.
  function isMember(
    Repo storage repo,
    uint acct,
    uint seqOfTeam
  ) public view  returns (bool) {
    return repo.teamsList.contains(seqOfTeam) &&
      repo.teams[seqOfTeam].membersList.contains(acct);
  }

  /// @notice Check if member is enrolled.
  /// @param repo Storage repo.
  /// @param acct User number.
  /// @param seqOfTeam Team sequence.
  function isEnrolledMember(
    Repo storage repo,
    uint acct,
    uint seqOfTeam
  ) public view returns (bool) {
    return repo.teamsList.contains(seqOfTeam) &&
     repo.teams[seqOfTeam].membersList.contains(acct) &&
     repo.teams[seqOfTeam].members[acct].state > 0;
  }

  /// @notice Get member list of a team.
  /// @param repo Storage repo.
  /// @param seqOfTeam Team sequence.
  function getTeamMembersList(
    Repo storage repo,
    uint seqOfTeam
  ) public view returns (uint[] memory ls) {
    if (repo.teamsList.contains(seqOfTeam)) {
     ls = repo.teams[seqOfTeam].membersList.values();
    }
  }

  /// @notice Get member info for a team.
  /// @param repo Storage repo.
  /// @param acct User number.
  /// @param seqOfTeam Team sequence.
  function getMemberInfo(
    Repo storage repo,
    uint acct,
    uint seqOfTeam
  ) public view returns (Member memory m) {

    if (repo.teamsList.contains(seqOfTeam) &&
      repo.teams[seqOfTeam].membersList.contains(acct)
    ) {
     m = repo.teams[seqOfTeam].members[acct];
    }
  }

  /// @notice Get all members of a team.
  /// @param repo Storage repo.
  /// @param seqOfTeam Team sequence.
  function getMembersOfTeam(Repo storage repo,uint seqOfTeam)
    public view returns (Member[] memory)
  {
    uint[] memory ls = getTeamMembersList(repo, seqOfTeam);
    uint len = ls.length;
    Member[] memory output = new Member[](len);

    Team storage t = repo.teams[seqOfTeam];

    while (len > 0) {
      output[len-1] = t.members[ls[len-1]];
      len--;
    }

    return output;
  }

  // ---- Payroll ----

  /// @notice Get payroll user list.
  /// @param repo Storage repo.
  function getPayroll(
    Repo storage repo
  ) public view returns (uint[] memory list) {
    return repo.payroll.values();
  }

  /// @notice Check if user is in payroll.
  /// @param repo Storage repo.
  /// @param acct User number.
  function inPayroll(
    Repo storage repo,
    uint acct
  ) public view returns(bool) {
    return repo.payroll.contains(acct);
  }

  /// @notice Get payroll balance for user.
  /// @param repo Storage repo.
  /// @param acct User number.
  function getBalanceOf(
    Repo storage repo,
    uint acct
  ) public view returns(uint) {
    return repo.cashBox[acct];
  }
}

Contents

TopChain.sol

contracts/lib/books/TopChain.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../comps/books/roa/IInvestmentAgreement.sol";
import "../../comps/books/ros/IRegisterOfShares.sol";

import "./DealsRepo.sol";

/// @title TopChain
/// @notice Voting power chain for members and groups.
library TopChain {

    /// @notice Node categories in chain.
    enum CatOfNode {
        IndepMemberInQueue, // 0
        GroupRepInQueue,    // 1
        GroupMember,        // 2
        IndepMemberOnChain, // 3
        GroupRepOnChain     // 4
    }

    /// @notice Chain node for a member or group.
    struct Node {
        uint40 prev;
        uint40 next;
        uint40 ptr;
        uint64 amt;
        uint64 sum;
        uint8 cat;
    }

    /// @notice Chain parameters and counters.
    struct Para {
        uint40 tail;
        uint40 head;
        uint32 maxQtyOfMembers;
        uint16 minVoteRatioOnChain;
        uint32 qtyOfSticks;
        uint32 qtyOfBranches;
        uint32 qtyOfMembers;
        uint16 para;
        uint16 argu;
    }

    /// @notice Chain storage by user number.
    struct Chain {
        // usrNo => Node
        mapping(uint256 => Node) nodes;
        Para para;
    }

    /* Node[0] {
        prev: tail;
        next: head;
        ptr: pending;
        amt: pending;
        sum: totalVotes;
        cat: basedOnPar;
    } */

    //########################
    //##  Error & Modifier  ##
    //########################

    error TopChain_WrongInput(bytes32 reason);

    error TopChain_WrongState(bytes32 reason);

    error TopChain_WrongParty(bytes32 reason);

    /// @notice Ensure member exists in chain.
    modifier memberExist(Chain storage chain, uint256 acct) {
        if (!isMember(chain, acct)) {
            revert TopChain_WrongParty(bytes32("TC_MemberNotExist"));
        }
        _;
    }

    //#################
    //##  Write I/O  ##
    //#################

    // ==== Options ====

    /// @notice Set max member count.
    /// @param chain Storage chain.
    /// @param max Max member count.
    function setMaxQtyOfMembers(Chain storage chain, uint max) public {
        chain.para.maxQtyOfMembers = uint32(max);
    }

    /// @notice Set minimum vote ratio required on chain.
    /// @param chain Storage chain.
    /// @param min Minimum ratio (0-4999).
    function setMinVoteRatioOnChain(Chain storage chain, uint min) public {
        if (min >= 5000) {
            revert TopChain_WrongInput(bytes32("TC_InvalidMinVoteRatio"));
        }
        chain.para.minVoteRatioOnChain = uint16(min);
    }

    /// @notice Set vote base to par or paid.
    /// @param chain Storage chain.
    /// @param _basedOnPar True for par, false for paid.
    function setVoteBase(
        Chain storage chain,
        bool _basedOnPar
    ) public {
        chain.nodes[0].cat = _basedOnPar ? 1 : 0;
    }

    // ==== Node ====

    /// @notice Add a member node to chain.
    /// @param chain Storage chain.
    /// @param acct Member user number.
    function addNode(Chain storage chain, uint acct) public {

        if (acct == 0) {
            revert TopChain_WrongInput(bytes32("TC_ZeroAcct"));
        }

        Node storage n = chain.nodes[acct];

        if (n.ptr == 0) {
            if ( maxQtyOfMembers(chain) != 0 &&
                qtyOfMembers(chain) >= maxQtyOfMembers(chain)
            ) {
                revert TopChain_WrongInput(bytes32("TC_NoVacanceForMember"));
            }

            n.ptr = uint40(acct);

            _appendToQueue(chain, n, n.ptr);
            _increaseQtyOfMembers(chain);
        }
    }

    /// @notice Delete a member node from chain.
    /// @param chain Storage chain.
    /// @param acct Member user number.
    function delNode(Chain storage chain, uint acct) public {
        _carveOut(chain, acct);
        delete chain.nodes[acct];
        _decreaseQtyOfMembers(chain);
    }

    // ==== ChangeAmt ====

    /// @notice Update total votes.
    /// @param chain Storage chain.
    /// @param deltaAmt Delta amount.
    /// @param isIncrease True to increase, false to decrease.
    function increaseTotalVotes(
        Chain storage chain,
        uint deltaAmt,
        bool isIncrease
    ) public {
        uint40 amt = uint40(deltaAmt);
        if (isIncrease) _increaseTotalVotes(chain, amt);
        else _decreaseTotalVotes(chain, amt);
    }

    /// @notice Update member amount and re-balance chain.
    /// @param chain Storage chain.
    /// @param acct Member user number.
    /// @param deltaAmt Delta amount.
    /// @param isIncrease True to increase, false to decrease.
    function increaseAmt(
        Chain storage chain,
        uint256 acct,
        uint deltaAmt,
        bool isIncrease
    ) public memberExist(chain, acct) {

        uint64 amt = uint64(deltaAmt);

        Node storage n = chain.nodes[acct];

        if (isIncrease) {
            n.amt += amt;
            n.sum += amt;
        } else {
            n.amt -= amt;
            n.sum -= amt;
        }

        if (n.cat == uint8(CatOfNode.GroupMember)) {

            Node storage r = chain.nodes[n.ptr];

            if (isIncrease) {

                r.sum += amt;

                if (r.cat == uint8(CatOfNode.GroupRepOnChain))
                    _move(chain, n.ptr, isIncrease);
                else if (_onChainTest(chain, r))
                    _upChainAndMove(chain, r, n.ptr);

            } else {

                r.sum -= amt;

                if (r.cat == uint8(CatOfNode.GroupRepOnChain)) {

                    if (!_onChainTest(chain, r))
                        _offChain(chain, r, n.ptr);
                    else _move(chain, n.ptr, isIncrease);

                }
            }

        } else if (_isOnChain(n)) {

            if (isIncrease) _move(chain, n.ptr, isIncrease);
            else {
                if (!_onChainTest(chain, n))
                    _offChain(chain, n, n.ptr);
                else _move(chain, n.ptr, isIncrease);
            }

        } else if(isIncrease && _onChainTest(chain, n))
            _upChainAndMove(chain, n, n.ptr);

    }

    // ==== Grouping ====

    /// @notice Move an independent member under a group root.
    /// @param chain Storage chain.
    /// @param acct Member user number.
    /// @param root Group root user number.
    function top2Sub(
        Chain storage chain,
        uint256 acct,
        uint256 root
    ) public memberExist(chain, root) {

        Node storage n = chain.nodes[acct];
        Node storage r = chain.nodes[root];

        if (acct == root) {
            revert TopChain_WrongState(bytes32("TC_SameAcct"));
        }
        if (!_isIndepMember(n)) {
            revert TopChain_WrongState(bytes32("TC_NotIndepMember"));
        }
        if (!_notGroupMember(r)) {
            revert TopChain_WrongState(bytes32("TC_LeafAsRoot"));
        }

        _carveOut(chain, n.ptr);
        _vInsert(chain, n.ptr, uint40(root));
    }

    /// @notice Promote group member to independent member.
    /// @param chain Storage chain.
    /// @param acct Member user number.
    function sub2Top(Chain storage chain, uint256 acct) public {

        Node storage n = chain.nodes[acct];
        if(!_isInGroup(n)) {
            revert TopChain_WrongState(bytes32("TC_NotInGroup"));
        }

        _carveOut(chain, acct);

        n.sum = n.amt;
        n.ptr = uint40(acct);

        if (_onChainTest(chain, n)) _upChainAndMove(chain, n, n.ptr);
        else _appendToQueue(chain, n, n.ptr);
    }

    // ==== CarveOut ====

    function _branchOff(Chain storage chain, uint256 root) private {
        Node storage r = chain.nodes[root];

        if (_isOnChain(r)) {

            chain.nodes[r.next].prev = r.prev;
            chain.nodes[r.prev].next = r.next;

            _decreaseQtyOfBranches(chain);

        } else {

            if (r.prev > 0 && r.next > 0) {
                chain.nodes[r.next].prev = r.prev;
                chain.nodes[r.prev].next = r.next;
            }else if (r.prev == 0 && r.next == 0) {
                chain.para.tail = 0;
                chain.para.head = 0;
            }else if (r.next == 0) {
                chain.para.tail = r.prev;
                chain.nodes[r.prev].next = 0;
            } else if (r.prev == 0) {
                chain.nodes[r.next].prev = 0;
                chain.para.head = r.next;
            }

            _decreaseQtyOfSticks(chain);

        }
    }

    function _carveOut(Chain storage chain, uint acct)
        private
        memberExist(chain, acct)
    {
        Node storage n = chain.nodes[acct];

        if (_isIndepMember(n)) {

            _branchOff(chain, acct);

        } else if (_isGroupRep(n)) {

            if (n.cat == uint8(CatOfNode.GroupRepOnChain) || (n.prev > 0 && n.next > 0)) {

                chain.nodes[n.prev].next = n.ptr;
                chain.nodes[n.next].prev = n.ptr;

            } else {

                if (n.prev == 0 && n.next == 0) {
                    chain.para.tail = n.ptr;
                    chain.para.head = n.ptr;
                } else if (n.next == 0) {
                    chain.para.tail = n.ptr;
                    chain.nodes[n.prev].next = n.ptr;
                } else if (n.prev == 0) {
                    chain.nodes[n.next].prev = n.ptr;
                    chain.para.head = n.ptr;
                }

            }

            Node storage d = chain.nodes[n.ptr];

            d.ptr = d.next;
            d.prev = n.prev;
            d.next = n.next;

            if (d.ptr > 0) {
                uint40 cur = d.ptr;
                while (cur > 0) {
                    chain.nodes[cur].ptr = n.ptr;
                    cur = chain.nodes[cur].next;
                }
                d.cat = n.cat;
            } else {
                d.ptr = n.ptr;
                d.cat = n.cat == uint8(CatOfNode.GroupRepInQueue)
                    ? uint8(CatOfNode.IndepMemberInQueue)
                    : uint8(CatOfNode.IndepMemberOnChain);
            }

            d.sum = n.sum - n.amt;

            _offChainCheck(chain, d, n.ptr);

        } else if (_isGroupMember(n)) {

            Node storage u = chain.nodes[n.prev];

            if (n.next > 0) chain.nodes[n.next].prev = n.prev;

            if (u.cat == uint8(CatOfNode.GroupMember)) u.next = n.next;
            else if (n.next > 0) {
                u.ptr = n.next;
            } else {
                u.ptr = n.ptr;
                u.cat = u.cat == uint8(CatOfNode.GroupRepInQueue)
                    ? uint8(CatOfNode.IndepMemberInQueue)
                    : uint8(CatOfNode.IndepMemberOnChain);
            }

            Node storage r = chain.nodes[n.ptr];

            r.sum -= n.amt;

            _offChainCheck(chain, r, n.ptr);

        }
    }

    function _offChainCheck(
        Chain storage chain,
        Node storage r,
        uint40 acct
    ) private {
        if (_isOnChain(r)) {
            if (_onChainTest(chain, r)) _move(chain, acct, false);
            else _offChain(chain, r, acct);
        }
    }

    // ==== Insert ====

    function _hInsert(
        Chain storage chain,
        uint acct,
        uint prev,
        uint next
    ) private {
        Node storage n = chain.nodes[acct];

        chain.nodes[prev].next = uint40(acct);
        n.prev = uint40(prev);

        chain.nodes[next].prev = uint40(acct);
        n.next = uint40(next);

        _increaseQtyOfBranches(chain);
    }

    function _vInsert(
        Chain storage chain,
        uint40 acct,
        uint40 root
    ) private {
        Node storage n = chain.nodes[acct];
        Node storage r = chain.nodes[root];

        if (_isIndepMember(r)) {
            r.cat = r.cat == uint8(CatOfNode.IndepMemberInQueue)
                ? uint8(CatOfNode.GroupRepInQueue)
                : uint8(CatOfNode.GroupRepOnChain);
            n.next = 0;
        } else if (_isGroupRep(r)) {
            n.next = r.ptr;
            chain.nodes[n.next].prev = acct;
        }

        n.prev = root;
        n.ptr = root;

        n.cat = uint8(CatOfNode.GroupMember);

        r.ptr = acct;
        r.sum += n.amt;

        if (_isOnChain(r)) _move(chain, root, true);
        else if (_onChainTest(chain, r)) {
            _upChainAndMove(chain, r, root);
        }
    }

    // ==== Move ====

    function _move(
        Chain storage chain,
        uint acct,
        bool increase
    ) private {
        Node storage n = chain.nodes[acct];

        (uint256 prev, uint256 next) = getPos(
            chain,
            n.sum,
            n.prev,
            n.next,
            increase
        );

        if (next != n.next || prev != n.prev) {
            _branchOff(chain, acct);
            _hInsert(chain, acct, prev, next);
        }
    }

    // ==== Chain & Queue ====

    function _appendToQueue(
        Chain storage chain,
        Node storage n,
        uint40 acct
    ) private {

        if (chain.para.qtyOfSticks > 0) {
            chain.nodes[chain.para.tail].next = acct;
        } else {
            chain.para.head = acct;
        }

        n.prev = chain.para.tail;
        n.next = 0;

        chain.para.tail = acct;

        if (_isOnChain(n)) n.cat -= 3;

        _increaseQtyOfSticks(chain);
    }

    function _appendToChain(
        Chain storage chain,
        Node storage n,
        uint40 acct
    ) private {
        n.prev = chain.nodes[0].prev;
        chain.nodes[n.prev].next = acct;
        chain.nodes[0].prev = acct;
        n.next = 0;

        if (_isInQueue(n)) n.cat += 3;

        _increaseQtyOfBranches(chain);
    }

    function _onChainTest(
        Chain storage chain,
        Node storage r
    ) private view returns(bool) {
        return uint(r.sum) * 10000 >= uint(totalVotes(chain)) * minVoteRatioOnChain(chain);
    }

    function _upChainAndMove(
        Chain storage chain,
        Node storage n,
        uint40 acct
    ) private {
        _trimChain(chain);
        _branchOff(chain, acct);
        _appendToChain(chain, n, acct);
        _move(chain, acct, true);

    }

    function _trimChain(
        Chain storage chain
    ) private {

        uint40 cur = chain.nodes[0].prev;

        while (cur > 0) {
            Node storage t = chain.nodes[cur];
            uint40 prev = t.prev;
            if (!_onChainTest(chain, t))
                _offChain(chain, t, cur);
            else break;
            cur = prev;
        }
    }

    function _offChain(
        Chain storage chain,
        Node storage n,
        uint40 acct
    ) private {
        _branchOff(chain, acct);
        _appendToQueue(chain, n, acct);
    }

    // ---- Categories Of Node ----

    function _isOnChain(
        Node storage n
    ) private view returns (bool) {
        return n.cat > 2;
    }

    function _isInQueue(
        Node storage n
    ) private view returns (bool) {
        return n.cat < 2;
    }

    function _isIndepMember(
        Node storage n
    ) private view returns (bool) {
        return n.cat % 3 == 0;
    }

    function _isInGroup(
        Node storage n
    ) private view returns (bool) {
        return n.cat % 3 > 0;
    }

    function _isGroupRep(
        Node storage n
    ) private view returns (bool) {
        return n.cat % 3 == 1;
    }

    function _isGroupMember(
        Node storage n
    ) private view returns (bool) {
        return n.cat == uint8(CatOfNode.GroupMember);
    }

    function _notGroupMember(
        Node storage n
    ) private view returns (bool) {
        return n.cat % 3 < 2;
    }

    // ==== setting ====

    function _increaseQtyOfBranches(Chain storage chain) private {
        chain.para.qtyOfBranches++;
    }

    function _increaseQtyOfMembers(Chain storage chain) private {
        chain.para.qtyOfMembers++;
    }

    function _increaseQtyOfSticks(Chain storage chain) private {
        chain.para.qtyOfSticks++;
    }

    function _increaseTotalVotes(Chain storage chain, uint64 deltaAmt) private {
        chain.nodes[0].sum += deltaAmt;
    }

    function _decreaseQtyOfBranches(Chain storage chain) private {
        chain.para.qtyOfBranches--;
    }

    function _decreaseQtyOfMembers(Chain storage chain) private {
        chain.para.qtyOfMembers--;
    }

    function _decreaseQtyOfSticks(Chain storage chain) private {
        chain.para.qtyOfSticks--;
    }

    function _decreaseTotalVotes(Chain storage chain, uint64 deltaAmt) private {
        chain.nodes[0].sum -= deltaAmt;
    }

    //################
    //##    Read    ##
    //################

    /// @notice Check whether a user is a member.
    /// @param chain Storage chain.
    /// @param acct User number.
    function isMember(Chain storage chain, uint256 acct)
        public
        view
        returns (bool)
    {
        return chain.nodes[acct].ptr != 0;
    }

    // ==== Zero Node ====

    /// @notice Get tail node id of chain.
    /// @param chain Storage chain.
    function tail(Chain storage chain) public view returns (uint40) {
        return chain.nodes[0].prev;
    }

    /// @notice Get head node id of chain.
    /// @param chain Storage chain.
    function head(Chain storage chain) public view returns (uint40) {
        return chain.nodes[0].next;
    }

    /// @notice Get total votes sum.
    /// @param chain Storage chain.
    function totalVotes(Chain storage chain) public view returns (uint64) {
        return chain.nodes[0].sum;
    }

    /// @notice Check if votes are based on par.
    /// @param chain Storage chain.
    function basedOnPar(Chain storage chain) public view returns (bool) {
        return chain.nodes[0].cat == 1;
    }

    // ---- Para ----

    /// @notice Get head of off-chain queue.
    /// @param chain Storage chain.
    function headOfQueue(Chain storage chain)
        public
        view
        returns (uint40)
    {
        return  chain.para.head;
    }

    /// @notice Get tail of off-chain queue.
    /// @param chain Storage chain.
    function tailOfQueue(Chain storage chain)
        public
        view
        returns (uint40)
    {
        return  chain.para.tail;
    }

    /// @notice Get max member limit.
    /// @param chain Storage chain.
    function maxQtyOfMembers(Chain storage chain)
        public
        view
        returns (uint32)
    {
        return chain.para.maxQtyOfMembers;
    }

    /// @notice Get minimum vote ratio required on chain.
    /// @param chain Storage chain.
    function minVoteRatioOnChain(Chain storage chain)
        public
        view
        returns (uint16)
    {
        uint16 min = chain.para.minVoteRatioOnChain;
        return min > 0 ? min : 500;
    }

    /// @notice Get number of branch groups.
    /// @param chain Storage chain.
    function qtyOfBranches(Chain storage chain) public view returns (uint32) {
        return chain.para.qtyOfBranches;
    }

    /// @notice Get number of groups (branches + sticks).
    /// @param chain Storage chain.
    function qtyOfGroups(Chain storage chain) public view returns (uint32) {
        return chain.para.qtyOfBranches + chain.para.qtyOfSticks;
    }

    /// @notice Get count of top-level members.
    /// @param chain Storage chain.
    function qtyOfTopMembers(Chain storage chain)
        public view
        returns(uint qty)
    {
        uint cur = chain.nodes[0].next;

        while(cur > 0) {
            qty++;
            cur = nextNode(chain, cur);
        }
    }

    /// @notice Get total member count.
    /// @param chain Storage chain.
    function qtyOfMembers(Chain storage chain) public view returns (uint32) {
        return chain.para.qtyOfMembers;
    }

    // ==== locate position ====

    /// @notice Find insertion position for amount.
    /// @param chain Storage chain.
    /// @param amount Target amount.
    /// @param prev Previous node id.
    /// @param next Next node id.
    /// @param increase True when amount increased.
    function getPos(
        Chain storage chain,
        uint256 amount,
        uint256 prev,
        uint256 next,
        bool increase
    ) public view returns (uint256, uint256) {
        if (increase)
            while (prev > 0 && chain.nodes[prev].sum < amount) {
                next = prev;
                prev = chain.nodes[prev].prev;
            }
        else
            while (next > 0 && chain.nodes[next].sum > amount) {
                prev = next;
                next = chain.nodes[next].next;
            }

        return (prev, next);
    }

    /// @notice Get next node id in traversal order.
    /// @param chain Storage chain.
    /// @param acct Member user number.
    function nextNode(Chain storage chain, uint256 acct)
        public view returns (uint256 next)
    {
        Node storage n = chain.nodes[acct];

        if (_isIndepMember(n)) {
            next = n.next;
        } else if (_isGroupRep(n)) {
            next = n.ptr;
        } else if (_isGroupMember(n)) {
            next = (n.next > 0) ? n.next : chain.nodes[n.ptr].next;
        }
    }

    function getNode(Chain storage chain, uint256 acct)
        public view returns (Node memory n)
    {
        n = chain.nodes[acct];
    }

    // ==== group ====

    function rootOf(Chain storage chain, uint256 acct)
        public
        view
        memberExist(chain, acct)
        returns (uint40 group)
    {
        Node storage n = chain.nodes[acct];
        group = (n.cat == uint8(CatOfNode.GroupMember)) ? n.ptr : uint40(acct) ;
    }

    function deepOfBranch(Chain storage chain, uint256 acct)
        public
        view
        memberExist(chain, acct)
        returns (uint256 deep)
    {
        Node storage n = chain.nodes[acct];

        if (_isIndepMember(n)) deep = 1;
        else if (_isGroupRep(n)) deep = _deepOfBranch(chain, acct);
        else deep = _deepOfBranch(chain, n.ptr);
    }

    function _deepOfBranch(Chain storage chain, uint256 root)
        private
        view
        returns (uint256 deep)
    {
        deep = 1;

        uint40 next = chain.nodes[root].ptr;

        while (next > 0) {
            deep++;
            next = chain.nodes[next].next;
        }
    }

    function votesOfGroup(Chain storage chain, uint256 acct)
        public
        view
        returns (uint64 votes)
    {
        uint256 group = rootOf(chain, acct);
        votes = chain.nodes[group].sum;
    }

    function membersOfGroup(Chain storage chain, uint256 acct)
        public
        view
        returns (uint256[] memory list)
    {
        uint256 cur = rootOf(chain, acct);
        uint256 len = deepOfBranch(chain, acct);

        list = new uint256[](len);
        uint256 i = 0;

        while (i < len) {
            list[i] = cur;
            cur = nextNode(chain, cur);
            i++;
        }
    }

    function affiliated(
        Chain storage chain,
        uint256 acct1,
        uint256 acct2
    )
        public
        view
        memberExist(chain, acct1)
        memberExist(chain, acct2)
        returns (bool)
    {
        Node storage n1 = chain.nodes[acct1];
        Node storage n2 = chain.nodes[acct2];

        return n1.ptr == n2.ptr || n1.ptr == acct2 || n2.ptr == acct1;
    }

    // ==== members ====

    function topMembersList(Chain storage chain)
        public view
        returns (uint256[] memory list)
    {
        uint256 len = qtyOfTopMembers(chain);
        list = new uint[](len);

        len = 0;
        uint cur = chain.nodes[0].next;

        _seqListOfQueue(chain, list, cur, len);
    }

    function sortedMembersList(Chain storage chain)
        public
        view
        returns (uint256[] memory list)
    {
        uint256 len = qtyOfMembers(chain);
        list = new uint[](len);

        uint cur = chain.nodes[0].next;
        len = 0;

        len = _seqListOfQueue(chain, list, cur, len);

        cur = chain.para.head;
        _seqListOfQueue(chain, list, cur, len);
    }

    function _seqListOfQueue(
        Chain storage chain,
        uint[] memory list,
        uint cur,
        uint i
    ) private view returns (uint) {
        while (cur > 0) {
            list[i] = cur;
            cur = nextNode(chain, cur);
            i++;
        }
        return i;
    }

    // ==== Backup / Restore ====

    function getSnapshot(Chain storage chain)
        public view
        returns (Node[] memory list, Para memory para)
    {
        para = chain.para;

        uint256 len = qtyOfMembers(chain);
        list = new Node[](len + 1);

        list[0] = chain.nodes[0];

        uint256 cur = chain.nodes[0].next;
        len = 1;
        len = _backupNodes(chain, list, cur, len);

        cur = para.head;
        _backupNodes(chain, list, cur, len);
    }

    function _backupNodes(
        Chain storage chain,
        Node[] memory list,
        uint cur,
        uint i
    ) private view returns (uint) {
        while (cur > 0) {
            list[i] = chain.nodes[cur];
            cur = nextNode(chain, cur);
            i++;
        }
        return i;
    }

    function restoreChain(
        Chain storage chain,
        Node[] memory list,
        Para memory para
    ) public {

        chain.nodes[0] = list[0];
        chain.para = para;

        uint256 cur = list[0].next;
        uint256 i = 1;
        i = _restoreNodes(chain, list, cur, i);

        cur = para.head;
        _restoreNodes(chain, list, cur, i);
    }

    function _restoreNodes(
        Chain storage chain,
        Node[] memory list,
        uint cur,
        uint i
    ) private returns (uint) {
        while (cur > 0) {
            chain.nodes[cur] = list[i];
            cur = nextNode(chain, cur);
            i++;
        }
        return i;
    }

    // ==== MockDeals ====

    function mockDealsOfIA(
        Chain storage chain,
        IInvestmentAgreement _ia,
        IRegisterOfShares _ros
    ) public {
        uint[] memory seqList = _ia.getSeqList();

        uint256 len = seqList.length;

        while (len > 0) {
            DealsRepo.Deal memory deal = _ia.getDeal(seqList[len-1]);

            uint amount = basedOnPar(chain) ? deal.body.par : deal.body.paid;

            if (deal.head.seller > 0) {
                amount = amount * _ros.getShare(deal.head.seqOfShare).head.votingWeight / 100;
                mockDealOfSell(chain, deal.head.seller, amount);
            } else {
                amount = amount * deal.head.votingWeight / 100;
            }

            mockDealOfBuy(chain, deal.body.buyer, deal.body.groupOfBuyer, amount);

            len--;
        }
    }

    function mockDealOfSell(
        Chain storage chain,
        uint256 seller,
        uint amount
    ) public {
        increaseAmt(chain, seller, amount, false);

        if (chain.nodes[seller].amt == 0)
            delNode(chain, seller);
    }

    function mockDealOfBuy(
        Chain storage chain,
        uint256 buyer,
        uint256 group,
        uint amount
    ) public {
        addNode(chain, buyer);

        increaseAmt(chain, buyer, amount, true);

        if (rootOf(chain, buyer) != group)
            top2Sub(chain, buyer, group);
    }
}

Contents

UsdLockersRepo.sol

contracts/lib/books/UsdLockersRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../../openzeppelin/utils/structs/EnumerableSet.sol";

/// @title UsdLockersRepo
/// @notice Repository for time-locked USDC escrows keyed by hashLock.
/// @dev Stores locker metadata and optional cross-contract payloads for conditional release.
library UsdLockersRepo {
    using EnumerableSet for EnumerableSet.Bytes32Set;

    /// @notice Locker lifecycle states.
    enum StateOfLocker {
        empty,
        locked,
        picked,
        withdrawn
    }

    /// @notice Locker header metadata.
    /// @dev `expireDate/pickupDate` are unix timestamps; `amt` is USDC in smallest units.
    struct Head {
        address from;
        uint40 payer;
        uint48 expireDate;
        uint8 state;
        address to;
        uint40 payee;
        uint48 pickupDate;
        bool flag;
        uint256 amt;
    }

    /// @notice Optional conditional release payload.
    /// @dev `counterLocker` is the target contract invoked on release.
    struct Body {
        address counterLocker;
        bytes payload;
    }

    /// @notice Full locker record (header + body).
    struct Locker {
        Head head;
        Body body;
    }

    /// @notice Repository storage container.
    struct Repo {
        mapping(bytes32 => Locker) lockers;
        EnumerableSet.Bytes32Set snList;
    }

    //###############
    //##   Error   ##
    //###############

    error ULR_WrongInput(bytes32 reason);
    error ULR_WrongState(bytes32 reason);
    error ULR_Overflow(bytes32 reason);
    error ULR_WrongParty(bytes32 reason);

    /// @notice Create a locker header with basic validation.
    /// @param from Payer address (non-zero).
    /// @param to Payee address (non-zero).
    /// @param payer Payer userNo (uint40 in implementation).
    /// @param payee Payee userNo (uint40 in implementation).
    /// @param expireDate Unix timestamp (must be in the future).
    /// @param amt USDC amount (smallest units, must be > 0).
    /// @return head Newly created header.
    function _createHead(
        address from, address to, uint payer,
        uint payee, uint expireDate, uint amt
    ) private view returns (Head memory head){
        if (from == address(0))
            revert ULR_WrongParty(bytes32("ULR_ZeroFrom"));

        if (to == address(0))
            revert ULR_WrongParty(bytes32("ULR_ZeroTo"));

        if (amt == 0)
            revert ULR_WrongInput(bytes32("ULR_ZeroAmt"));

        if (expireDate <= block.timestamp)
            revert ULR_WrongInput(bytes32("ULR_NotFuture"));

        head = Head({
            from: from,
            payer: uint40(payer),
            expireDate: uint48(expireDate),
            state: 1,
            to: to,
            payee: uint40(payee),
            pickupDate: 0,
            flag: true,
            amt: amt
        });
    }

    /// @notice Add a locker to storage.
    /// @param repo Repository storage.
    /// @param head Locker header.
    /// @param body Locker body.
    /// @param hashLock Unique hash key (must be unused).
    function _addLocker(
        Repo storage repo, Head memory head,
        Body memory body, bytes32 hashLock
    ) private {
        if (repo.snList.add(hashLock)) {
            Locker storage locker = repo.lockers[hashLock];
            locker.head = head;
            locker.body = body;
        } else revert ULR_WrongState(bytes32("ULR_Occupied"));
    }

    /// @notice Lock USDC with an external conditional release hook.
    /// @param repo Repository storage.
    /// @param from Payer address.
    /// @param to Payee address.
    /// @param expireDate Unix timestamp when withdrawal is allowed.
    /// @param amt USDC amount (smallest units).
    /// @param counterLocker Target contract for conditional release.
    /// @param payload Calldata payload prefix for target.
    /// @param hashLock Unique hash key for this locker.
    function lockConsideration(
        Repo storage repo, address from, address to,
        uint expireDate, uint amt, address counterLocker,
        bytes calldata payload, bytes32 hashLock
    ) public {
        Head memory head =
            _createHead(from, to, 0, 0, expireDate, amt);

        Body memory body = Body({
            counterLocker: counterLocker,
            payload: payload
        });

        _addLocker(repo, head, body, hashLock);
    }

    /// @notice Lock USDC for later release by hash key.
    /// @param repo Repository storage.
    /// @param from Payer address.
    /// @param to Payee address.
    /// @param expireDate Unix timestamp when withdrawal is allowed.
    /// @param amt USDC amount (smallest units).
    /// @param hashLock Unique hash key for this locker.
    function lockUsd(
        Repo storage repo, address from, address to,
        uint expireDate, uint amt, bytes32 hashLock
    ) public {
        Head memory head =
            _createHead(from, to, 0, 0, expireDate, amt);
        Body memory body;

        _addLocker(repo, head, body, hashLock);
    }

    /// @notice Release a locker using the preimage of hashLock.
    /// @param repo Repository storage.
    /// @param lock Hash lock value.
    /// @param hashKey Preimage string (must hash to `lock`).
    /// @param msgSender Caller (must be payee for conditional lockers).
    /// @return head Updated locker header.
    function releaseUsd(
        Repo storage repo, bytes32 lock,
        string memory hashKey, address msgSender
    ) public returns(Head memory){
        bytes memory key = bytes(hashKey);

        if (!isLocked(repo, lock))
            revert ULR_WrongState(bytes32("ULR_LockerNotExist"));

        if (lock != keccak256(key))
            revert ULR_WrongInput(bytes32("ULR_WrongKey"));

        Locker storage locker = repo.lockers[lock];

        if (locker.head.expireDate <= block.timestamp)
            revert ULR_WrongState(bytes32("ULR_LockExpired"));

        if (locker.head.state != 1)
            revert ULR_WrongState(bytes32("ULR_LockerNotLocked"));

        locker.head.pickupDate = uint48(block.timestamp);
        locker.head.state = 2;
        locker.head.flag = false;

        if (locker.body.counterLocker != address(0)) {
            if (locker.head.to != msgSender)
                revert ULR_WrongParty(bytes32("ULR_NotIntendedPayee"));

            uint len = key.length;
            bytes memory zero = new bytes(32 - (len % 32));

            bytes memory payload = abi.encodePacked(locker.body.payload, len, key, zero);
            (bool flag, ) = locker.body.counterLocker.call(payload);

            if (!flag)
                revert ULR_WrongState(bytes32("ULR_CounterCallFailed"));
        }

        return locker.head;
    }

    /// @notice Withdraw a locker after expiry by the creator.
    /// @param repo Repository storage.
    /// @param lock Hash lock value.
    /// @param msgSender Caller (must be creator).
    /// @return head Updated locker header.
    function withdrawUsd(
        Repo storage repo, bytes32 lock, address msgSender
    ) public returns(Head memory){

        if (!isLocked(repo, lock))
            revert ULR_WrongState(bytes32("ULR_LockerNotExist"));

        Locker storage locker = repo.lockers[lock];

        if (locker.head.state != 1)
            revert ULR_WrongState(bytes32("ULR_LockerNotLocked"));

        if (locker.head.expireDate > block.timestamp)
            revert ULR_WrongState(bytes32("ULR_LockerNotExpired"));

        if (locker.head.from != msgSender)
            revert ULR_WrongParty(bytes32("ULR_NotCreator"));

        locker.head.pickupDate = uint48(block.timestamp);
        locker.head.state = 3;
        locker.head.flag = false;

        return locker.head;
    }

    //##################
    //##   Read I/O   ##
    //##################

    /// @notice Check if a locker is currently locked.
    /// @param repo Repository storage.
    /// @param lock Hash lock value.
    /// @return True if state is `locked`.
    function isLocked(Repo storage repo, bytes32 lock) public view returns(bool){
        return repo.lockers[lock].head.state == uint8(StateOfLocker.locked);
    }

    /// @notice Get total number of lockers.
    /// @param repo Repository storage.
    /// @return Count of lockers.
    function counterOfLockers(Repo storage repo) public view returns(uint) {
        return repo.snList.length();
    }

    /// @notice Get locker header by hash.
    /// @param repo Repository storage.
    /// @param lock Hash lock value.
    /// @return Header record.
    function getHeadOfLocker(Repo storage repo, bytes32 lock) public view returns(Head memory) {
        if (!isLocked(repo, lock))
            revert ULR_WrongState(bytes32("ULR_LockerNotExist"));
        return repo.lockers[lock].head;
    }

    /// @notice Get full locker by hash.
    /// @param repo Repository storage.
    /// @param lock Hash lock value.
    /// @return Locker record.
    function getLocker(Repo storage repo, bytes32 lock) public view returns(Locker memory) {
        if (!isLocked(repo, lock))
            revert ULR_WrongState(bytes32("ULR_LockerNotExist"));
        return repo.lockers[lock];
    }

    /// @notice Get list of all hash locks.
    /// @param repo Repository storage.
    /// @return Array of hash locks.
    function getSnList(Repo storage repo) public view returns (bytes32[] memory) {
        return repo.snList.values();
    }

}

Contents

UsdOrdersRepo.sol

contracts/lib/books/UsdOrdersRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./GoldChain.sol";

/// @title UsdOrdersRepo
/// @notice Order book utilities for USD-settled offers and bids.
library UsdOrdersRepo {
    using GoldChain for GoldChain.Chain;

    /// @notice Compact brief for on-chain encoding.
    struct Brief {
        uint16 classOfShare;
        uint32 seqOfShare;
        uint40 buyer;
        uint40 seller;
        uint64 paid;
        uint32 price;
        uint16 votingWeight;
        uint16 distrWeight;
    }

    /// @notice Order/deal model used by matching engine.
    struct Deal {
        address from;
        uint40 buyer;
        uint40 groupRep;
        uint16 classOfShare;
        address to;
        uint40 seller;
        uint32 seqOfShare;
        uint8 state;
        bool inEth;
        bool isOffer;
        uint64 paid;
        uint32 price;
        uint16 votingWeight;
        uint16 distrWeight;
        uint128 consideration;
    }

    /// @notice Two-sided order book storage.
    struct Repo {
        GoldChain.Chain offers;
        GoldChain.Chain bids;
    }

    //#################
    //##  Write I/O  ##
    //#################

    // ==== Codify & Parse ====

    /// @notice Parse brief from packed bytes32.
    /// @param sn Packed brief.
    function parseBrief(bytes32 sn) public pure returns(
        Brief memory brief
    ) {
        uint _sn = uint(sn);

        brief.classOfShare = uint16(_sn >> 240);
        brief.seqOfShare = uint32(_sn >> 208);
        brief.buyer = uint40(_sn >> 168);
        brief.seller = uint40(_sn >> 128);
        brief.paid = uint64(_sn >> 64);
        brief.price = uint32(_sn >> 32);
        brief.votingWeight = uint16(_sn >> 16);
        brief.distrWeight = uint16(_sn);
    }

    /// @notice Pack deal fields into brief.
    /// @param deal Deal data.
    function codifyBrief(
        Deal memory deal
    ) public pure returns(bytes32 sn) {
        bytes memory _sn =
            abi.encodePacked(
                deal.classOfShare,
                deal.seqOfShare,
                deal.buyer,
                deal.seller,
                deal.paid,
                deal.price,
                deal.votingWeight,
                deal.distrWeight
            );

        assembly {
            sn := mload(add(_sn, 0x20))
        }
    }

    /// @notice Parse a deal from packed segments.
    /// @param fromSn Packed from-part.
    /// @param toSn Packed to-part.
    /// @param qtySn Packed qty-part.
    function parseDeal(
        bytes32 fromSn, bytes32 toSn, bytes32 qtySn
    ) public pure returns(
        Deal memory deal
    ) {
        uint _fromSn = uint(fromSn);

        deal.from = address(uint160(_fromSn >> 96));
        deal.buyer = uint40(_fromSn >> 56);
        deal.groupRep = uint40(_fromSn >> 16);
        deal.classOfShare = uint16(_fromSn);

        uint _toSn = uint(toSn);

        deal.to = address(uint160(_toSn >> 96));
        deal.seller = uint40(_toSn >> 56);
        deal.seqOfShare = uint32(_toSn >> 24);
        deal.state = uint8(_toSn >> 16);
        deal.inEth = uint8(_toSn >> 8) == 1;
        deal.isOffer = uint8(_toSn) == 1;

        uint _qtySn = uint(qtySn);

        deal.paid = uint64(_qtySn >> 192);
        deal.price = uint32(_qtySn >> 160);
        deal.votingWeight = uint16(_qtySn >> 144);
        deal.distrWeight = uint16(_qtySn >> 128);
        deal.consideration = uint128(_qtySn);
    }

    /// @notice Pack a deal into 3 words.
    /// @param deal Deal data.
    function codifyDeal(Deal memory deal) public pure returns(
        bytes32 fromSn, bytes32 toSn, bytes32 qtySn
    ) {
        bytes memory _fromSn =
            abi.encodePacked(
                deal.from,
                deal.buyer,
                deal.groupRep,
                deal.classOfShare
            );

        assembly {
            fromSn := mload(add(_fromSn, 0x20))
        }

        bytes memory _toSn =
            abi.encodePacked(
                deal.to,
                deal.seller,
                deal.seqOfShare,
                deal.state,
                deal.inEth,
                deal.isOffer
            );

        assembly {
            toSn := mload(add(_toSn, 0x20))
        }

        bytes memory _qtySn =
            abi.encodePacked(
                deal.paid,
                deal.price,
                deal.votingWeight,
                deal.distrWeight,
                deal.consideration
            );

        assembly {
            qtySn := mload(add(_qtySn, 0x20))
        }
    }

    // ==== Order ====

    /// @notice Convert deal to GoldChain order data.
    /// @param deal Deal data.
    function dealToData(Deal memory deal) public view
        returns (GoldChain.Data memory data) {
        return GoldChain.Data({
            classOfShare : deal.classOfShare,
            seqOfShare : deal.seqOfShare,
            groupRep: deal.groupRep,
            votingWeight : deal.votingWeight,
            distrWeight : deal.distrWeight,
            margin: deal.consideration,
            inEth : deal.inEth,
            pubKey : deal.isOffer ? deal.to : deal.from,
            date: 0,
            issueDate : uint48(block.timestamp)
        });
    }

    /// @notice Match and/or place a sell offer.
    /// @param repo Storage repo.
    /// @param input Offer data.
    /// @param execHours Expiration in hours.
    function placeSellOrder(
        Repo storage repo,
        Deal memory input,
        uint execHours
    ) public returns (
        Deal[] memory deals,
        uint lenOfDeals,
        GoldChain.Order[] memory expired,
        uint lenOfExpired,
        Deal memory offer
    ) {

        offer = input;

        GoldChain.Chain storage bids = repo.bids;
        uint len = bids.length();

        deals = new Deal[](len);
        expired = new GoldChain.Order[](len);

        if (offer.price > 0) {
            (lenOfDeals, lenOfExpired) = _matchOfferToBid(bids, offer, deals, expired);
        } else {
            (lenOfDeals, lenOfExpired) = _matchMarketToBid(bids, offer, deals, expired);
        }

        if (offer.paid > 0 && offer.price > 0) {

            GoldChain.Data memory data = dealToData(offer);

            repo.offers.createNode(
                offer.seller,
                offer.paid,
                offer.price,
                execHours,
                true,
                data
            );
        }
    }

    /// @notice Match and/or place a buy bid.
    /// @param repo Storage repo.
    /// @param input Bid data.
    /// @param execHours Expiration in hours.
    function placeBuyOrder(
        Repo storage repo,
        Deal memory input,
        uint execHours
    ) public returns (
        Deal[] memory deals,
        uint lenOfDeals,
        GoldChain.Order[] memory expired,
        uint lenOfExpired,
        Deal memory bid
    ) {

        bid = input;

        GoldChain.Chain storage offers = repo.offers;
        uint len = offers.length();

        deals = new Deal[](len);
        expired = new GoldChain.Order[](len);

        if (bid.price > 0) {
            (lenOfDeals, lenOfExpired) = _matchBidToOffer(offers, bid, deals, expired);
        } else {
            (lenOfDeals, lenOfExpired) = _matchMarketToOffer(offers, bid, deals, expired);
        }

        if (bid.paid > 0 && bid.price > 0) {

            GoldChain.Data memory data = dealToData(bid);

            repo.bids.createNode(
                bid.buyer,
                bid.paid,
                bid.price,
                execHours,
                false,
                data
            );
        }

    }

    /// @notice Withdraw an order by sequence.
    /// @param repo Storage repo.
    /// @param seqOfOrder Order sequence number.
    /// @param isOffer True for offer book, false for bid book.
    function withdrawOrder(
        Repo storage repo,
        uint seqOfOrder,
        bool isOffer
    ) public returns (GoldChain.Order memory removed)
    {
        removed = isOffer
            ? repo.offers.offChain(seqOfOrder)
            : repo.bids.offChain(seqOfOrder);
    }

    function _matchOfferToBid(
        GoldChain.Chain storage bids, Deal memory offer, Deal[] memory deals, GoldChain.Order[] memory expired
    ) private returns(uint lenOfDeals, uint lenOfExpired){

        uint32 seqOfNode = bids.head();

        while(seqOfNode > 0 && offer.paid > 0) {

            (seqOfNode, lenOfExpired) = _checkExpired(bids, seqOfNode, expired, lenOfExpired);
            if (seqOfNode == 0) break;

            GoldChain.Order storage n = bids.orders[seqOfNode];

            if (n.node.price >= offer.price) {

                Deal memory deal = _createDeal(offer, offer.price, n.node.paid);

                n.data.margin -= deal.consideration;
                n.node.paid -= deal.paid;
                offer.paid -= deal.paid;

                _fillInOfferDeal(deal, offer, n);

                if (deal.state == 1) {
                    GoldChain.Order memory delistedOrder = bids.offChain(seqOfNode);
                    seqOfNode = delistedOrder.node.next;
                    expired[lenOfExpired] = delistedOrder;
                    lenOfExpired++;
                }

                deals[lenOfDeals] = deal;
                lenOfDeals++;

            } else break;
        }
    }

    function _matchBidToOffer(
        GoldChain.Chain storage offers, Deal memory bid, Deal[] memory deals, GoldChain.Order[] memory expired
    ) private returns(uint lenOfDeals, uint lenOfExpired){

        uint32 seqOfNode = offers.head();

        while(seqOfNode > 0 && bid.paid > 0) {

            (seqOfNode, lenOfExpired) = _checkExpired(offers, seqOfNode, expired, lenOfExpired);
            if (seqOfNode == 0) break;

            GoldChain.Order storage n = offers.orders[seqOfNode];

            if (n.node.price <= bid.price) {

                Deal memory deal =
                    _createDeal(bid, n.node.price, n.node.paid);

                n.node.paid -= deal.paid;
                bid.consideration -= deal.consideration;
                bid.paid -= deal.paid;

                _fillInBidDeal(deal, bid, n);

                if (deal.state == 1) {
                    GoldChain.Order memory delistedOrder = offers.offChain(seqOfNode);
                    seqOfNode = delistedOrder.node.next;
                }

                deals[lenOfDeals] = deal;
                lenOfDeals++;

            } else break;
        }
    }

    function _matchMarketToBid(
        GoldChain.Chain storage bids, Deal memory offer, Deal[] memory deals, GoldChain.Order[] memory expired
    ) private returns(uint lenOfDeals, uint lenOfExpired){

        uint32 seqOfNode = bids.head();

        while(seqOfNode > 0 && offer.paid > 0) {

            (seqOfNode, lenOfExpired) = _checkExpired(bids, seqOfNode, expired, lenOfExpired);
            if (seqOfNode == 0) break;

            GoldChain.Order storage n = bids.orders[seqOfNode];

            Deal memory deal = _createDeal(offer, n.node.price, n.node.paid);

            n.data.margin -= deal.consideration;
            n.node.paid -= deal.paid;
            offer.paid -= deal.paid;

            _fillInOfferDeal(deal, offer, n);

            if (deal.state == 1) {
                GoldChain.Order memory delistedOrder = bids.offChain(seqOfNode);
                seqOfNode = delistedOrder.node.next;
            }

            deals[lenOfDeals] = deal;
            lenOfDeals++;
        }
    }

    function _matchMarketToOffer(
        GoldChain.Chain storage offers, Deal memory bid, Deal[] memory deals, GoldChain.Order[] memory expired
    ) private returns(uint lenOfDeals, uint lenOfExpired){

        uint32 seqOfNode = offers.head();

        while(seqOfNode > 0 && bid.paid > 0) {

            (seqOfNode, lenOfExpired) = _checkExpired(offers, seqOfNode, expired, lenOfExpired);
            if (seqOfNode == 0) break;

            GoldChain.Order storage n = offers.orders[seqOfNode];

            Deal memory deal = _createDeal(bid, n.node.price, n.node.paid);

            if (deal.consideration >= bid.consideration) {
                deal.consideration = bid.consideration;
                deal.paid = uint64(uint(deal.consideration) / deal.price);

                bid.paid = deal.paid;

                if (deal.state == 1) {
                    deal.state = 0;
                }
            }

            n.node.paid -= deal.paid;
            bid.consideration -= deal.consideration;
            bid.paid -= deal.paid;

            _fillInBidDeal(deal, bid, n);

            if (deal.state == 1) {
                GoldChain.Order memory delistedOrder = offers.offChain(seqOfNode);
                seqOfNode = delistedOrder.node.next;
            }

            deals[lenOfDeals] = deal;
            lenOfDeals++;
        }
    }

    function _checkExpired(
        GoldChain.Chain storage chain, uint32 seqOfNode, GoldChain.Order[] memory expired, uint lenOfExpired
    ) private returns(uint32, uint) {

        while (seqOfNode > 0) {
            if (chain.orders[seqOfNode].node.expireDate <= block.timestamp) {
                GoldChain.Order memory removedNode = chain.offChain(seqOfNode);
                expired[lenOfExpired] = (removedNode);
                lenOfExpired++;
                seqOfNode = removedNode.node.next;
            } else break;
        }

        return (seqOfNode, lenOfExpired);
    }

    function _createDeal(
        Deal memory order, uint offerPrice, uint nodePaid
    ) private pure returns (Deal memory deal) {
        deal.price = uint32(offerPrice);

        if (order.paid >= nodePaid) {
            deal.paid = uint64(nodePaid);
            deal.state = 1;
        } else {
            deal.paid = order.paid;
        }

        deal.consideration = deal.paid * deal.price;
    }

    function _fillInBidDeal(
        Deal memory deal, Deal memory bid, GoldChain.Order memory n
    ) private pure {
        deal.from = bid.from;
        deal.to = n.data.pubKey;
        deal.seller = n.node.issuer;

        deal.classOfShare = n.data.classOfShare;
        deal.seqOfShare = n.data.seqOfShare;
        deal.buyer = bid.buyer;
        deal.groupRep = bid.groupRep;
        deal.votingWeight = n.data.votingWeight;
        deal.distrWeight = n.data.distrWeight;
    }

    function _fillInOfferDeal(
        Deal memory deal, Deal memory offer, GoldChain.Order memory n
    ) private pure {
        deal.from = n.data.pubKey;
        deal.to = offer.to;
        deal.seller = offer.seller;

        deal.classOfShare = offer.classOfShare;
        deal.seqOfShare = offer.seqOfShare;
        deal.buyer = n.node.issuer;
        deal.groupRep = n.data.groupRep;
        deal.votingWeight = offer.votingWeight;
        deal.distrWeight = offer.distrWeight;
    }

    //################
    //##  Read I/O  ##
    //################

    /// @notice Get order counter.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function counterOfOrders(
        Repo storage repo, bool isOffer
    ) public view returns (uint32) {
        return isOffer
            ? repo.offers.counter()
            : repo.bids.counter();
    }

    /// @notice Get head node id.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function headOfList(
        Repo storage repo, bool isOffer
    ) public view returns (uint32) {
        return isOffer
            ? repo.offers.head()
            : repo.bids.head();
    }

    /// @notice Get tail node id.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function tailOfList(
        Repo storage repo, bool isOffer
    ) public view returns (uint32) {
        return isOffer
            ? repo.offers.tail()
            : repo.bids.tail();
    }

    /// @notice Get list length.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function lengthOfList(
        Repo storage repo, bool isOffer
    ) public view returns (uint32) {
        return isOffer
            ? repo.offers.length()
            : repo.bids.length();
    }

    // ==== Order ====

    /// @notice Check whether an order exists.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    /// @param seqOfOrder Order sequence number.
    function isOrder(
        Repo storage repo,
        bool isOffer,
        uint seqOfOrder
    ) public view returns (bool) {
        return isOffer
            ? repo.offers.isNode(seqOfOrder)
            : repo.bids.isNode(seqOfOrder);
    }

    /// @notice Get order by sequence.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    /// @param seqOfOrder Order sequence number.
    function getOrder(
        Repo storage repo,
        bool isOffer,
        uint seqOfOrder
    ) public view returns (GoldChain.Order memory order) {
        order = isOffer
            ? repo.offers.getOrder(seqOfOrder)
            : repo.bids.getOrder(seqOfOrder);
    }

    /// @notice Get order sequence list.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function getSeqList(
        Repo storage repo,
        bool isOffer
    ) public view returns (uint[] memory orders) {
        orders = isOffer
            ? repo.offers.getSeqList()
            : repo.bids.getSeqList();
    }

    /// @notice Get full order chain.
    /// @param repo Storage repo.
    /// @param isOffer True for offer book, false for bid book.
    function getOrders(
        Repo storage repo,
        bool isOffer
    ) public view returns (GoldChain.Order[] memory orders) {
        orders = isOffer
            ? repo.offers.getChain()
            : repo.bids.getChain();
    }
}

Contents

UsersRepo.sol

contracts/lib/books/UsersRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title UsersRepo
/// @notice User registry and platform rules repository for ownership, keeper, and user key management.
/// @dev Stores user metadata keyed by userNo and maps addresses to userNo. Provides
///      registration, rule configuration, and coupon accounting helpers.

import "../../openzeppelin/utils/structs/EnumerableSet.sol";

library UsersRepo {
    using EnumerableSet for EnumerableSet.UintSet;

    /// @notice User key metadata.
    /// @dev `discount/gift/coupon` are short fixed-width counters/values used in pricing rules.
    struct Key {
        address pubKey;
        uint16 discount;
        uint40 gift;
        uint40 coupon;
    }

    /// @notice User record with prime and backup keys.
    struct User {
        Key primeKey;
        Key backupKey;
    }

    /// @notice Platform rule configuration.
    /// @dev Values are decoded from a packed bytes32 rule descriptor.
    struct Rule {
        uint40 eoaRewards;
        uint40 coaRewards;
        uint40 floor;
        uint16 rate;
        uint16 para;
    }

    /// @notice Repository storage container.
    /// @dev `users[0]` is reserved for platform config and admin keys.
    struct Repo {
        // userNo => User
        mapping(uint256 => User) users;
        // key => userNo
        mapping(address => uint) userNo;
        // userNo set
        EnumerableSet.UintSet usersList;
    }

    // platformRule: Rule({
    //     eoaRewards: users[0].primeKey.gift,
    //     coaRewards: users[0].backupKey.gift,
    //     floor: users[0].backupKey.coupon,
    //     rate: users[0].primeKey.discount,
    //     para: users[0].backupKey.discount
    // });

    // counterOfUers: users[0].primeKey.coupon;

    // owner: users[0].primeKey.pubKey;
    // bookeeper: users[0].backupKey.pubKey;

    // ########################
    // ##  Error & Modifer   ##
    // ########################

    error USRR_WrongInput(bytes32 reason);
    error USRR_WrongState(bytes32 reason);
    error USRR_Overflow(bytes32 reason);
    error USRR_WrongParty(bytes32 reason);

    /// @notice Restrict to platform owner (users[0].primeKey.pubKey).
    modifier onlyOwner(Repo storage repo) {
        if (msg.sender != repo.users[0].primeKey.pubKey)
            revert USRR_WrongParty(bytes32("UR_NotOwner"));
        _;
    }

    /// @notice Restrict to platform keeper (users[0].backupKey.pubKey).
    modifier onlyKeeper(Repo storage repo) {
        if (msg.sender != repo.users[0].backupKey.pubKey)
            revert USRR_WrongParty(bytes32("UR_NotKeeper"));
        _;
    }

    // ########################
    // ##  Config Setting    ##
    // ########################

    // ==== Platform  ====

    /// @notice Parse a packed platform rule into a {Rule} struct.
    /// @param sn Packed rule bytes.
    /// @return rule Decoded rule.
    function ruleParser(bytes32 sn) public pure
        returns(Rule memory rule)
    {
        uint _sn = uint(sn);

        rule = Rule({
            eoaRewards: uint40(_sn >> 216),
            coaRewards: uint40(_sn >> 176),
            floor: uint40(_sn >> 136),
            rate: uint16(_sn >> 120),
            para: uint16(_sn >> 96)
        });
    }

    /// @notice Update platform owner address.
    /// @param repo Repository storage.
    /// @param newOwner New owner address (non-zero).
    function transferOwnership(Repo storage repo, address newOwner) public onlyOwner(repo) {
        if (newOwner == address(0))
            revert USRR_WrongInput(bytes32("UR_TO: zero address"));
        repo.users[0].primeKey.pubKey = newOwner;
    }

    /// @notice Update platform keeper address.
    /// @param repo Repository storage.
    /// @param newKeeper New keeper address (non-zero).
    function handoverCenterKey(Repo storage repo, address newKeeper) public onlyKeeper(repo) {
        if (newKeeper == address(0))
            revert USRR_WrongInput(bytes32("UR_HCK: zero address"));
        repo.users[0].backupKey.pubKey = newKeeper;
    }

    // ==== Coupon ====

    /// @notice Parse a packed royalty rule into a {Key} struct.
    /// @param info Packed rule bytes.
    /// @return out Decoded key values (pubKey zeroed).
    function infoParser(bytes32 info) public pure returns(Key memory)
    {
        uint _info = uint(info);

        Key memory out = Key({
            pubKey: address(0),
            discount: uint16(_info >> 80),
            gift: uint40(_info >> 40),
            coupon: uint40(_info)
        });

        return out;
    }

    /// @notice Set platform rule values.
    /// @param repo Repository storage.
    /// @param snOfRule Packed rule bytes.
    function setPlatformRule(Repo storage repo, bytes32 snOfRule) public onlyOwner(repo) {

        Rule memory rule = ruleParser(snOfRule);

        User storage opt = repo.users[0];

        opt.primeKey.discount = rule.rate;
        opt.primeKey.gift = rule.eoaRewards;

        opt.backupKey.discount = rule.para;
        opt.backupKey.gift = rule.coaRewards;
        opt.backupKey.coupon = rule.floor;
    }

    /// @notice Set per-author royalty rule for msgSender.
    /// @param repo Repository storage.
    /// @param snOfRoyalty Packed rule bytes.
    /// @param msgSender Author address (must be registered).
    function setRoyaltyRule(
        Repo storage repo,
        bytes32 snOfRoyalty,
        address msgSender
    ) public {

        Key memory rule = infoParser(snOfRoyalty);

        uint author = getUserNo(repo, msgSender);
        User storage a = repo.users[author];

        a.backupKey.discount = rule.discount;
        a.backupKey.gift = rule.gift;
        a.backupKey.coupon = rule.coupon;

    }

    /// @notice Increment coupon counter for a user once, wrapping to 1 on overflow.
    /// @param repo Repository storage.
    /// @param targetAddr User address (must be registered).
    function addCouponOnce(Repo storage repo, address targetAddr) public {
        User storage user = repo.users[getUserNo(repo, targetAddr)];
        unchecked {
            user.primeKey.coupon =
                (user.primeKey.coupon == type(uint40).max)
                    ? 1
                    : user.primeKey.coupon + 1;
        }
    }

    // ==== Reg User ====

    /// @notice Register a new user and assign a unique userNo.
    /// @param repo Repository storage.
    /// @param msgSender User address (non-zero, not used).
    /// @return user Newly created user record.
    function regUser(
        Repo storage repo, address msgSender
    ) public returns (User memory ) {
        if (msgSender == address(0))
            revert USRR_WrongInput(bytes32("USRR_ZeroAddress"));
        if (usedKey(repo, msgSender))
            revert USRR_WrongInput(bytes32("USRR_UsedKey"));
        uint userNo = block.timestamp;
        do {
            userNo = uint40(uint(keccak256(abi.encodePacked(
                userNo, msgSender
            ))));
        } while (userNo == 0 || !repo.usersList.add(userNo));

        repo.userNo[msgSender] = userNo;

        User memory user;

        user.primeKey.pubKey = msgSender;

        Rule memory rule = getPlatformRule(repo);

        if (_isContract(msgSender)) {
            user.primeKey.discount = 1;
            user.primeKey.gift = rule.coaRewards;
        } else user.primeKey.gift = rule.eoaRewards;

        repo.users[userNo] = user;

        return user;
    }

    /// @notice Check whether an address is a contract.
    /// @param acct Address to check.
    /// @return True if code size > 0.
    function _isContract(address acct) private view returns (bool) {
        uint32 size;
        assembly {
            size := extcodesize(acct)
        }
        return size != 0;
    }

    /// @notice Set a backup key for a user.
    /// @param repo Repository storage.
    /// @param bKey Backup key address (non-zero, unused).
    /// @param msgSender User address (must be registered).
    function setBackupKey(
        Repo storage repo,
        address bKey,
        address msgSender
    ) public {
        if (msgSender == address(0))
            revert USRR_WrongInput(bytes32("URSBK_ZeroCallerAddress"));
        if (bKey == address(0))
            revert USRR_WrongInput(bytes32("URSBK_ZeroBKeyAddress"));
        if (usedKey(repo, bKey))
            revert USRR_WrongInput(bytes32("URSBK_UsedKey"));

        uint caller = getUserNo(repo, msgSender);

        User storage user = repo.users[caller];

        if (user.backupKey.pubKey != address(0))
            revert USRR_WrongInput(bytes32("URSBK_AlreadySetBackupKey"));

        user.backupKey.pubKey = bKey;

        repo.userNo[bKey] = caller;
    }

    /// @notice Swap backup key to become prime key for a user.
    /// @param repo Repository storage.
    /// @param msgSender User address (must be registered, backup key set).
    function upgradeBackupToPrime(
        Repo storage repo,
        address msgSender
    ) public {
        if (!usedKey(repo, msgSender))
            revert USRR_WrongInput(bytes32("URUBP_CallerNotRegistered"));

        User storage user = repo.users[getUserNo(repo, msgSender)];

        if (user.backupKey.pubKey == address(0))
            revert USRR_WrongInput(bytes32("URUBP_ZeroBackupKey"));

        (user.primeKey.pubKey, user.backupKey.pubKey) =
            (user.backupKey.pubKey, user.primeKey.pubKey);
    }

    // ##############
    // ## Read I/O ##
    // ##############

    // ==== Config ====

    /// @notice Get platform owner address.
    /// @param repo Repository storage.
    /// @return Owner address.
    function getOwner(Repo storage repo) public view returns (address) {
        return repo.users[0].primeKey.pubKey;
    }

    /// @notice Get platform keeper address.
    /// @param repo Repository storage.
    /// @return Keeper address.
    function getBookeeper(Repo storage repo) public view returns (address) {
        return repo.users[0].backupKey.pubKey;
    }

    /// @notice Get current platform rule values.
    /// @param repo Repository storage.
    /// @return rule Current rule.
    function getPlatformRule(Repo storage repo) public view
        returns (Rule memory rule)
    {
        User storage opt = repo.users[0];

        rule = Rule({
            eoaRewards: opt.primeKey.gift,
            coaRewards: opt.backupKey.gift,
            floor: opt.backupKey.coupon,
            rate: opt.primeKey.discount,
            para: opt.backupKey.discount
        });
    }

    // ==== User & No ====

    /// @notice Check whether a userNo exists.
    /// @param repo Repository storage.
    /// @param acct User number.
    /// @return True if exists.
    function isUserNo(Repo storage repo, uint acct) public view returns (bool) {
        return repo.usersList.contains(acct);
    }

    /// @notice Resolve userNo by address.
    /// @param repo Repository storage.
    /// @param targetAddr User address.
    /// @return userNo Registered user number.
    function getUserNo(Repo storage repo, address targetAddr)
        public view returns(uint40)
    {
        uint40 user = uint40(repo.userNo[targetAddr]);

        if (user > 0) return user;
        else revert ("UR.getUserNo: not registered");
    }

    /// @notice Get total number of registered users.
    /// @param repo Repository storage.
    /// @return Count of users.
    function counterOfUsers(Repo storage repo) public view returns (uint) {
        return repo.usersList.length();
    }

    /// @notice Get list of all user numbers.
    /// @param repo Repository storage.
    /// @return Array of user numbers.
    function getUserNoList(Repo storage repo) public view returns (uint[] memory) {
        return repo.usersList.values();
    }

    /// @notice Get user record by address.
    /// @param repo Repository storage.
    /// @param targetAddr User address.
    /// @return User record.
    function getUser(Repo storage repo, address targetAddr)
        public view returns (User memory)
    {
        return repo.users[getUserNo(repo, targetAddr)];
    }

    /// @notice Get royalty rule for an author.
    /// @param repo Repository storage.
    /// @param author Author userNo (must be > 0).
    /// @return rule Royalty rule with pubKey cleared.
    function getRoyaltyRule(Repo storage repo, uint author)
        public view returns (Key memory)
    {
        if (author == 0)
            revert USRR_WrongInput(bytes32("URGR_ZeroAuthor"));

        Key memory rule = repo.users[author].backupKey;
        delete rule.pubKey;

        return rule;
    }

    // ==== Key ====

    /// @notice Check if an address is already registered as a key.
    /// @param repo Repository storage.
    /// @param key Address to check.
    /// @return True if used.
    function usedKey(Repo storage repo, address key) public view returns (bool) {
        return repo.userNo[key] > 0;
    }

    /// @notice Check if an address is a user's prime key.
    /// @param repo Repository storage.
    /// @param key Address to check.
    /// @return True if prime key.
    function isPrimeKey(Repo storage repo, address key) public view returns (bool) {
        if (usedKey(repo, key)) {
            return key == repo.users[repo.userNo[key]].primeKey.pubKey;
        } else return false;
    }

}

Contents

WaterfallsRepo.sol

contracts/lib/books/WaterfallsRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "./RulesParser.sol";

import "../../comps/books/rom/IRegisterOfMembers.sol";

/// @title WaterfallsRepo
/// @notice Waterfall distribution repository for funds and members.
library WaterfallsRepo {

    uint public constant TWO_TO_40 = 1 << 40 - 1;
    uint public constant TWO_TO_16 = 1 << 16 - 1;
    uint public constant TWO_TO_32 = 1 << 32 - 1;

    /// @notice Distribution drop record.
    struct Drop {
        uint24 seqOfDistr;
        uint40 member;
        uint16 class;
        uint48 distrDate;
        uint64 principal;
        uint64 income;
    }

    /// @notice Flow of drops for shares.
    struct Flow {
        // seqOfShare => drop
        mapping(uint => Drop) drops;
        uint[] shares;
    }

    /// @notice Creek of flows per class.
    struct Creek {
        // class => Flow
        mapping(uint => Flow) flows;
        uint[] classes;
    }

    /// @notice Stream of creeks per member.
    struct Stream {
        // member => Creek
        mapping(uint => Creek) creeks;
        uint[] members;
    }

    /// @notice Repository of distribution streams.
    struct Repo {
        // seqOfDistr => Stream
        mapping(uint => Stream) streams;
    }

    //####################
    //##     Error      ##
    //####################

    error WR_WrongInput(bytes32 reason);
    error WR_WrongState(bytes32 reason);
    error WR_Overflow(bytes32 reason);
    error WR_WrongParty(bytes32 reason);

    //####################
    //##     Write      ##
    //####################

    /// @notice Initialize a class with principal.
    /// @param repo Storage repo.
    /// @param class Share class.
    /// @param principal Principal amount.
    function initClass(
        Repo storage repo, uint class, uint principal
    ) public returns(Drop memory info) {
        info = repo.streams[0].creeks[0].flows[class].drops[0];

        if (info.distrDate != 0)
            revert WR_WrongState(bytes32("WR_ClassAlreadyInitialized"));

        if (principal == 0)
            revert WR_WrongInput(bytes32("WR_ZeroPrincipal"));

        info.class = uint16(class);
        info.distrDate = uint48(block.timestamp);
        info.principal = uint64(principal);

        repo.streams[0].creeks[0].flows[class].drops[0] = info; // seaInfo
        repo.streams[0].creeks[TWO_TO_40].flows[class].drops[0] = info; // initSeaInfo
        repo.streams[0].creeks[1].flows[class].drops[0].distrDate = info.distrDate; // gulfInfo

        Creek storage counter = repo.streams[0].creeks[0]; // counterOfClasses
        counter.classes.push(info.class);
    }

    /// @notice Redeem principal for a class.
    /// @param repo Storage repo.
    /// @param class Share class.
    /// @param principal Principal amount.
    function redeemClass(
        Repo storage repo, uint class, uint principal
    ) public {
        Drop memory info = repo.streams[0].creeks[0].flows[class].drops[0];

        if (info.distrDate > 0) {

            if (principal == 0)
                revert WR_WrongInput(bytes32("WR_ZeroPrincipal"));

            if (info.principal <= principal)
                revert WR_WrongInput(bytes32("WR_RedeemPrincipalExceeds"));

            info.principal = uint64(principal);

            repo.streams[0].creeks[0].flows[class].drops[0].principal -= info.principal; // seaInfo
            repo.streams[0].creeks[TWO_TO_40].flows[class].drops[0].principal -= info.principal; // initSeaInfo
        }
    }

    // ==== Distribution ====

    // ---- ProRata ----

    /// @notice Distribute pro-rata by member points or shares.
    /// @param repo Storage repo.
    /// @param amt Amount to distribute.
    /// @param _rom Register of members.
    /// @param _ros Register of shares.
    /// @param refundPrincipal True to refund principal.
    function proRataDistr(
        Repo storage repo, uint amt, IRegisterOfMembers _rom,
        IRegisterOfShares _ros, bool refundPrincipal
    ) public returns(
        Drop memory drop,
        Drop[] memory mList,
        Drop[] memory sList
    ){

        uint totalPoints = _rom.ownersPoints().points;
        uint[] memory members = _rom.membersList();

        drop = _createDrop(repo);

        drop.class = uint16(TWO_TO_16);
        drop.principal = 0;

        if (refundPrincipal) {
            _allocateAmongShares(repo, members, drop, _rom, _ros, amt, totalPoints);
            sList = getDropsOfStream(repo, drop.seqOfDistr);
        } else {
            _allocateAmongMembers(repo, members, drop, _rom, amt, totalPoints);
        }

        mList = getCreeksOfStream(repo, drop.seqOfDistr);
    }

    function _allocateAmongShares(
        Repo storage repo, uint[] memory members, Drop memory drop,
        IRegisterOfMembers _rom, IRegisterOfShares _ros, uint amt, uint totalPoints
    ) private {
        uint len = members.length;
        uint sum = 0;

        while (len > 0) {
            drop.member = uint40(members[len-1]);

            uint[] memory seqs = _rom.sharesInHand(drop.member);
            uint qty = seqs.length;

            SharesRepo.Share memory share;

            while((len > 1 && qty > 0) || (len == 1 && qty > 1)) {
                share = _ros.getShare(seqs[qty-1]);
                drop.class = share.head.class;
                drop.income =
                    uint64(amt * share.body.paid * share.body.distrWeight / 100 / totalPoints);
                drop.principal = share.body.paid * 100;
                if (drop.income >= drop.principal) {
                    drop.income -= drop.principal;
                }else {
                    drop.principal = drop.income;
                    drop.income = 0;
                }
                _addDrop(repo, drop, seqs[qty-1]);

                sum += drop.income + drop.principal;

                qty--;
            }

            if (len == 1 && qty == 1) {
                share = _ros.getShare(seqs[0]);
                drop.class = share.head.class;
                drop.income = uint64(amt - sum);
                drop.principal = share.body.paid * 100;
                if (drop.income >= drop.principal) {
                    drop.income -= drop.principal;
                }else {
                    drop.principal = drop.income;
                    drop.income = 0;
                }
                _addDrop(repo, drop, seqs[0]);
            }

            len--;
        }

    }

    function _allocateAmongMembers(
        Repo storage repo, uint[] memory members, Drop memory drop,
        IRegisterOfMembers _rom, uint amt,uint totalPoints
    ) private {
        uint len = members.length;
        uint sum = 0;

        while (len > 1) {
            drop.member = uint40(members[len-1]);
            drop.income =
                uint64(amt * _rom.pointsOfMember(drop.member).points / totalPoints);

            sum += drop.income;

            _addDrop(repo, drop, TWO_TO_32);

            len--;
        }

        drop.member = uint40(members[0]);
        drop.income = uint64(amt - sum);
        _addDrop(repo, drop, TWO_TO_32);
    }

    // ---- IntFrontDistr ----

    /// @notice Distribute interest-first by tiers.
    /// @param repo Storage repo.
    /// @param amt Amount to distribute.
    /// @param _ros Register of shares.
    /// @param rule Distribution rule.
    function intFrontDistr(
        Repo storage repo, uint amt, IRegisterOfShares _ros,
        RulesParser.DistrRule memory rule
    ) public returns(
        Drop memory drop,
        Drop[] memory mList,
        Drop[] memory sList
    ) {
        drop = _createDrop(repo);

        uint i = 0;
        while (amt > 0 && i < rule.numOfTiers) {
            drop.class = rule.tiers[i];
            amt = _intFrontDistr(repo, rule, rule.rates[i], amt, _ros, drop);
            i++;
        }

        mList = getCreeksOfStream(repo, drop.seqOfDistr);
        sList = getDropsOfStream(repo, drop.seqOfDistr);
    }

    function _updateGulfInfo (
        Drop storage gulfInfo,
        uint interests,
        uint interestsBalance,
        uint principal,
        uint distrDate
    ) private {
        gulfInfo.income += uint64(interests + interestsBalance);
        gulfInfo.principal += uint64(principal);
        gulfInfo.distrDate = uint48(distrDate);
    }

    function _intFrontDistr(
        Repo storage repo, RulesParser.DistrRule memory rule, uint rate, uint amt,
        IRegisterOfShares _ros, Drop memory drop
    ) private returns(uint balance) {

        Drop memory seaInfo = getSeaInfo(repo, drop.class);
        Drop storage gulfInfo =
            repo.streams[0].creeks[1].flows[drop.class].drops[0];

        uint principal = seaInfo.principal;

        uint secs = rule.isCumulative
            ? drop.distrDate - gulfInfo.distrDate
            : drop.distrDate - (drop.seqOfDistr > 1
                ? getStreamInfo(repo, drop.seqOfDistr - 1).distrDate
                : gulfInfo.distrDate) ;

        uint interests = rate * principal * secs / (365 * 10000 * 86400);
        uint interestsBalance = (seaInfo.income - gulfInfo.income);

        if (rule.isCumulative) interests -= interestsBalance;

        if (rate == 0) {
            if (rule.refundPrincipal) {
                if (amt >= principal) {
                    interests = amt - principal;
                } else principal = amt;
            } else {
                interests = amt;
                principal = 0;
            }
            _updateGulfInfo(gulfInfo, interests, interestsBalance, principal, drop.distrDate);
        } else {
            if (rule.refundPrincipal) {
                if (amt < interests) {
                    interests = amt;
                    principal = 0;
                } else {
                    if (amt < interests + principal){
                        principal = amt - interests;
                    } else {
                        balance = amt - (principal + interests);
                    }
                    _updateGulfInfo(gulfInfo, interests, interestsBalance, principal, drop.distrDate);
                }
            } else {
                principal = 0;
                if (amt < interests) {
                    interests = amt;
                } else {
                    _updateGulfInfo(gulfInfo, interests, interestsBalance, principal, drop.distrDate);
                    balance = amt - interests;
                }
            }
        }

        _distrAmongShares(repo, _ros, drop, principal, interests);
    }

    // ---- PrinFrontDistr ----

    /// @notice Distribute principal-first by tiers.
    /// @param repo Storage repo.
    /// @param amt Amount to distribute.
    /// @param _ros Register of shares.
    /// @param rule Distribution rule.
    function prinFrontDistr(
        Repo storage repo, uint amt, IRegisterOfShares _ros,
        RulesParser.DistrRule memory rule
    ) public returns(
        Drop memory drop,
        Drop[] memory mList,
        Drop[] memory sList
    ) {
        drop = _createDrop(repo);

        uint i = 0;
        while (amt > 0 && i < rule.numOfTiers) {
            drop.class = rule.tiers[i];
            amt= _prinFrontDistr(repo, rule.rates[i], amt, drop);
            _distrAmongShares(repo, _ros, drop, drop.principal, drop.income);
            i++;
        }

        mList = getCreeksOfStream(repo, drop.seqOfDistr);
        sList = getDropsOfStream(repo, drop.seqOfDistr);
    }

    function _getInterestsPayable(
        Repo storage repo, uint class, uint rate
    ) private view returns(uint interests) {
        Drop memory initSeaInfo = getInitSeaInfo(repo, class);
        uint[] memory distrList = repo.streams[0].creeks[0].flows[class].shares;
        uint len = distrList.length;
        while(len > 0 && rate > 0) {
            Drop memory drop =
                repo.streams[distrList[len-1]].creeks[0].flows[class].drops[0];
            if (drop.principal > 0) {
                interests += (drop.principal * rate * (drop.distrDate - initSeaInfo.distrDate) / (365 * 10000 * 86400) - drop.income);
            }
            len--;
        }
    }

    function _updateIsland(
        Repo storage repo, Drop memory drop
    ) private {
        Flow storage island = repo.streams[drop.seqOfDistr].creeks[0].flows[drop.class];

        if (island.drops[0].seqOfDistr == 0) {
            island.drops[0].seqOfDistr = drop.seqOfDistr;
            island.drops[0].class = drop.class;
            island.drops[0].distrDate = drop.distrDate;
            repo.streams[0].creeks[0].flows[drop.class].shares.push(drop.seqOfDistr);
        }

        island.drops[0].principal += drop.principal;
        island.drops[0].income += drop.income;
    }

    function _prinFrontDistr(
        Repo storage repo, uint rate, uint amt, Drop memory drop
    ) private returns(uint balance) {

        Drop memory initSeaInfo = getInitSeaInfo(repo, drop.class);
        Drop memory seaInfo = getSeaInfo(repo, drop.class);
        Drop memory islandInfo = getIslandInfo(repo, drop.class, drop.seqOfDistr);

        drop.principal = seaInfo.principal - islandInfo.principal;
        drop.income = uint64(_getInterestsPayable(repo, drop.class, rate));

        if (drop.principal > 0 && rate > 0) {
            drop.income += uint64(drop.principal * rate * (drop.distrDate - initSeaInfo.distrDate) / (365 * 10000 * 86400));
        }

        if (amt < drop.principal) {
            drop.principal = uint64(amt);
            drop.income = 0;
        } else {
            if (amt < drop.principal + drop.income || rate == 0){
                drop.income = uint64(amt - drop.principal);
            } else {
                balance = amt - (drop.principal + drop.income);
            }
        }

        _updateIsland(repo, drop);
    }

    // ---- HurdleCarry ----

    /// @notice Distribute with hurdle carry to fund manager.
    /// @param repo Storage repo.
    /// @param amt Amount to distribute.
    /// @param _ros Register of shares.
    /// @param rule Distribution rule.
    /// @param fundManager Manager user number.
    function hurdleCarryDistr(
        Repo storage repo, uint amt, IRegisterOfShares _ros,
        RulesParser.DistrRule memory rule, uint fundManager
    ) public returns(
        Drop memory drop,
        Drop[] memory mList,
        Drop[] memory sList
    ) {

        drop = _createDrop(repo);

        drop.class = rule.tiers[0];
        uint i = 0;

        uint principal;
        uint interests;
        uint bonus;

        uint balance;

        while(amt > 0 && i <= rule.numOfTiers) {

            uint ratio = rule.tiers[i+1];
            uint dvd = amt * ratio / 10000;

            balance = _prinFrontDistr(repo, rule.rates[i], dvd, drop);

            uint carry = balance > 0
                ? (dvd - balance) * (10000 - ratio) / ratio
                : amt - dvd;

            amt -= (dvd - balance + carry);

            principal += drop.principal;
            interests += drop.income;
            bonus += carry;

            i++;
        }

        _distrAmongShares(repo, _ros, drop, principal, interests);
        _assignCarryToManager(repo, drop, fundManager, bonus);

        mList = getCreeksOfStream(repo, drop.seqOfDistr);
        sList = getDropsOfStream(repo, drop.seqOfDistr);
    }

    // ---- Private Funcs ----

    function _createDrop(
        Repo storage repo
    ) private view returns(
        Drop memory drop
    ) {
        drop.seqOfDistr = getOceanInfo(repo).seqOfDistr + 1;
        drop.distrDate = uint48(block.timestamp);
    }

    function _removeTail(Drop memory drop, SharesRepo.Share memory share)private pure {
        if (drop.principal/100 > share.body.paid) {
            drop.principal = share.body.paid * 100;
        } else if ((drop.principal / 100 < share.body.paid) &&
            (share.body.paid * 100 - drop.principal <= 100)) {
            drop.principal = share.body.paid * 100;
        }
    }

    function _distrAmongShares(
        Repo storage repo, IRegisterOfShares _ros, Drop memory drop, uint principal, uint interests
    ) private {

        SharesRepo.Share[] memory shares =
            _ros.getSharesOfClass(drop.class);

        uint sum = _ros.getInfoOfClass(drop.class).body.par;

        uint len = shares.length;
        uint i = 1;
        uint totalPrincipal = 0;
        uint totalInterests = 0;
        SharesRepo.Share memory share;

        while (i < len) {
            share = shares[i];
            drop.member = share.head.shareholder;
            drop.income = uint64(interests * share.body.par / sum);
            drop.principal = uint64(principal * share.body.par / sum);

            _removeTail(drop, share);

            totalPrincipal += drop.principal;
            totalInterests += drop.income;

            _addDrop(repo, drop, share.head.seqOfShare);

            i++;
        }
        share = shares[0];
        drop.member = share.head.shareholder;
        drop.income = uint64(interests - totalInterests);
        drop.principal = uint64(principal - totalPrincipal);

        _removeTail(drop, share);

        _addDrop(repo, drop, share.head.seqOfShare);
    }

    function _assignCarryToManager(
        Repo storage repo, Drop memory drop, uint fundManager, uint carry
    ) private {
        drop.member = uint40(fundManager);
        drop.principal = 0;
        drop.income = uint64(carry);

        _addDrop(repo, drop, TWO_TO_32);
    }

    // ---- Update Water Fall ----

    function _addDrop(Repo storage repo, Drop memory drop, uint seqOfShare) private {

        // ==== Sum Info ====

        Drop storage ocean =
            repo.streams[0].creeks[0].flows[0].drops[0];

        if (ocean.seqOfDistr < drop.seqOfDistr) {
            ocean.seqOfDistr = drop.seqOfDistr;
            ocean.distrDate = drop.distrDate;
        }

        ocean.principal += drop.principal;
        ocean.income += drop.income;

        // ==== Class Centered ====

        Drop storage sea =
            repo.streams[0].creeks[0].flows[drop.class].drops[0];

        if (sea.seqOfDistr < drop.seqOfDistr) {
            sea.seqOfDistr = drop.seqOfDistr;
            sea.distrDate = drop.distrDate;
        }

        if (sea.principal >= drop.principal) {
            sea.principal -= drop.principal;
        } else revert("WR.addDrop: principal overflow");

        sea.income += drop.income;

        // ==== Distribution Centered ====

        Stream storage stream =
            repo.streams[drop.seqOfDistr];

        Creek storage creek =
            stream.creeks[drop.member];

        Flow storage flow =
            creek.flows[drop.class];

        Drop storage d =
            flow.drops[seqOfShare];

        if (d.distrDate == 0) {
            flow.drops[seqOfShare] = drop;
            d.distrDate = uint32(seqOfShare);
            flow.shares.push(d.distrDate);
        } else {
            d.principal += drop.principal;
            d.income += drop.income;
        }

        if (flow.drops[0].distrDate == 0) {
            flow.drops[0] = drop;
            creek.classes.push(drop.class);
        } else {
            flow.drops[0].principal += drop.principal;
            flow.drops[0].income += drop.income;
        }

        if (creek.flows[0].drops[0].distrDate == 0) {
            creek.flows[0].drops[0] = drop;
            stream.members.push(drop.member);
            creek.flows[0].drops[0].seqOfDistr = 1;
        } else {
            creek.flows[0].drops[0].seqOfDistr ++;
            creek.flows[0].drops[0].principal += drop.principal;
            creek.flows[0].drops[0].income += drop.income;
        }

        if (stream.creeks[0].flows[0].drops[0].distrDate == 0) {
            stream.creeks[0].flows[0].drops[0] = drop;
            stream.creeks[0].flows[0].drops[0].seqOfDistr = 1;
        } else {
            stream.creeks[0].flows[0].drops[0].seqOfDistr ++;
            stream.creeks[0].flows[0].drops[0].principal += drop.principal;
            stream.creeks[0].flows[0].drops[0].income += drop.income;
        }

        // ==== Member Centered ====

        Creek storage lake =
            repo.streams[0].creeks[drop.member];

        Drop storage pool =
            lake.flows[drop.class].drops[0];

        if (pool.distrDate == 0) {
            lake.flows[drop.class].drops[0] = drop;
            lake.classes.push(drop.class);
        } else {
            pool.principal += drop.principal;
            pool.income += drop.income;
        }

        if (lake.flows[0].drops[0].distrDate == 0) {
            lake.flows[0].drops[0] = drop;
            repo.streams[0].members.push(drop.member);
        } else {
            lake.flows[0].drops[0].principal += drop.principal;
            lake.flows[0].drops[0].income += drop.income;
        }

    }

    //####################
    //##     Read       ##
    //####################

    // ==== Distribution ====

    // ---- Drop ----

    /// @notice Get a specific drop by path.
    /// @param repo Storage repo.
    /// @param seqOfDistr Distribution sequence.
    /// @param member Member user number.
    /// @param class Share class.
    /// @param seqOfShare Share sequence.
    function getDrop(
        Repo storage repo, uint seqOfDistr, uint member, uint class, uint seqOfShare
    ) public view returns(Drop memory drop) {
        drop = repo.streams[seqOfDistr].creeks[member].flows[class].drops[seqOfShare];
    }

    // ---- Flow ----

    /// @notice Get flow summary info.
    /// @param repo Storage repo.
    /// @param seqOfDistr Distribution sequence.
    /// @param member Member user number.
    /// @param class Share class.
    function getFlowInfo(
        Repo storage repo, uint seqOfDistr, uint member, uint class
    ) public view returns(Drop memory info) {
        info = repo.streams[seqOfDistr].creeks[member].flows[class].drops[0];
    }

    /// @notice Get drops in a flow.
    /// @param repo Storage repo.
    /// @param seqOfDistr Distribution sequence.
    /// @param member Member user number.
    /// @param class Share class.
    function getDropsOfFlow(
        Repo storage repo, uint seqOfDistr, uint member, uint class
    ) public view returns(Drop[] memory drops) {
        Flow storage flow = repo.streams[seqOfDistr].creeks[member].flows[class];
        uint len = flow.shares.length;
        drops = new Drop[](len);
        uint i = 0;
        while (i < len) {
            drops[i] = flow.drops[flow.shares[i]];
            i++;
        }
    }

    // ---- Creek ----

    /// @notice Get creek summary info.
    /// @param repo Storage repo.
    /// @param seqOfDistr Distribution sequence.
    /// @param member Member user number.
    function getCreekInfo(
        Repo storage repo, uint seqOfDistr, uint member
    ) public view returns(Drop memory info) {
        info = repo.streams[seqOfDistr].creeks[member].flows[0].drops[0];
    }

    /// @notice Get all drops in a creek.
    /// @param repo Storage repo.
    /// @param seqOfDistr Distribution sequence.
    /// @param member Member user number.
    function getDropsOfCreek(
        Repo storage repo, uint seqOfDistr, uint member
    ) public view returns(Drop[] memory list) {
        Creek storage creek = repo.streams[seqOfDistr].creeks[member];
        Drop memory info = getCreekInfo(repo, seqOfDistr, member);
        list = new Drop[](info.seqOfDistr);
        uint[] memory ls = creek.classes;
        uint len = ls.length;
        uint i;
        while(len > 0) {
            Drop[] memory lsOfFlow =
                getDropsOfFlow(repo, seqOfDistr, member, ls[len-1]);
            uint lenOfFlow = lsOfFlow.length;

            while(lenOfFlow > 0) {
                list[i] = lsOfFlow[lenOfFlow - 1];
                lenOfFlow--;
                i++;
            }

            len--;
        }
    }

    // ---- Stream ----

    /// @notice Get stream summary info.
    /// @param repo Storage repo.
    /// @param seqOfDistr Distribution sequence.
    function getStreamInfo(
        Repo storage repo, uint seqOfDistr
    ) public view returns(Drop memory info) {
        info = repo.streams[seqOfDistr].creeks[0].flows[0].drops[0];
    }

    /// @notice Get creeks in a stream.
    /// @param repo Storage repo.
    /// @param seqOfDistr Distribution sequence.
    function getCreeksOfStream(
        Repo storage repo, uint seqOfDistr
    ) public view returns(Drop[] memory list) {
        Stream storage stream = repo.streams[seqOfDistr];
        uint[] memory ls = stream.members;
        uint len = ls.length;
        list = new Drop[](len);
        uint i;
        while(i < len) {
            Drop memory info =
                getCreekInfo(repo, seqOfDistr, ls[i]);
            list[i] = info;
            i++;
        }
    }

    /// @notice Get all drops in a stream.
    /// @param repo Storage repo.
    /// @param seqOfDistr Distribution sequence.
    function getDropsOfStream(
        Repo storage repo, uint seqOfDistr
    ) public view returns(Drop[] memory list) {
        Stream storage stream = repo.streams[seqOfDistr];
        Drop memory info = getStreamInfo(repo, seqOfDistr);
        list = new Drop[](info.seqOfDistr);
        uint[] memory ls = stream.members;
        uint len = ls.length;
        uint i;
        while(len > 0) {
            Drop[] memory lsOfCreek =
                getDropsOfCreek(repo, seqOfDistr, ls[len-1]);
            uint lenOfCreek = lsOfCreek.length;

            while(lenOfCreek > 0) {
                list[i] = lsOfCreek[lenOfCreek - 1];
                lenOfCreek--;
                i++;
            }

            len--;
        }
    }

    // ==== Member ====

    /// @notice Get pool info for member/class.
    /// @param repo Storage repo.
    /// @param member Member user number.
    /// @param class Share class.
    function getPoolInfo(
        Repo storage repo, uint member, uint class
    ) public view returns(Drop memory info) {
        info = repo.streams[0].creeks[member].flows[class].drops[0];
    }

    /// @notice Get lake info for member.
    /// @param repo Storage repo.
    /// @param member Member user number.
    function getLakeInfo(
        Repo storage repo, uint member
    ) public view returns(Drop memory info) {
        info = repo.streams[0].creeks[member].flows[0].drops[0];
    }

    // ==== Class ====

    /// @notice Get initial sea info for class.
    /// @param repo Storage repo.
    /// @param class Share class.
    function getInitSeaInfo(
        Repo storage repo, uint class
    ) public view returns(Drop memory info) {
        info = repo.streams[0].creeks[TWO_TO_40].flows[class].drops[0];
    }

    /// @notice Get sea info for class.
    /// @param repo Storage repo.
    /// @param class Share class.
    function getSeaInfo(
        Repo storage repo, uint class
    ) public view returns(Drop memory info) {
        info = repo.streams[0].creeks[0].flows[class].drops[0];
    }

    /// @notice Get gulf info for class.
    /// @param repo Storage repo.
    /// @param class Share class.
    function getGulfInfo(
        Repo storage repo, uint class
    ) public view returns(Drop memory info) {
        info = repo.streams[0].creeks[1].flows[class].drops[0];
    }

    /// @notice Get island info for class and distribution.
    /// @param repo Storage repo.
    /// @param class Share class.
    /// @param seqOfDistr Distribution sequence.
    function getIslandInfo(
        Repo storage repo, uint class, uint seqOfDistr
    ) public view returns(Drop memory info) {
        info = repo.streams[seqOfDistr].creeks[0].flows[class].drops[0];
    }

    /// @notice Get list of classes in sea.
    /// @param repo Storage repo.
    function getListOfClasses(
        Repo storage repo
    ) public view returns(uint[] memory list) {
        list = repo.streams[0].creeks[0].classes;
    }

    /// @notice Get sea info list for all classes.
    /// @param repo Storage repo.
    function getAllSeasInfo(
        Repo storage repo
    ) public view returns(Drop[] memory list) {
        uint[] memory ls = getListOfClasses(repo);
        uint len = ls.length;
        list = new Drop[](len);
        uint i=0;

        while (i<len) {
            uint class = ls[i];
            list[i] = getSeaInfo(repo, class);
            i++;
        }
    }

    // ==== Sum ====

    /// @notice Get ocean info summary.
    /// @param repo Storage repo.
    function getOceanInfo(
        Repo storage repo
    ) public view returns(Drop memory info) {
        info = repo.streams[0].creeks[0].flows[0].drops[0];
    }

}

Contents

InterfacesHub.sol

contracts/lib/InterfacesHub.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../center/IRegCenter.sol";

import "../comps/IGeneralKeeper.sol";
import "../comps/keepers/IKeepersRouter.sol";

import "../comps/books/roa/IRegisterOfAgreements.sol";
import "../comps/books/roc/IRegisterOfConstitution.sol";
import "../comps/books/roc/IShareholdersAgreement.sol";
import "../comps/books/rod/IRegisterOfDirectors.sol";
import "../comps/common/components/IMeetingMinutes.sol";
import "../comps/books/rom/IRegisterOfMembers.sol";
import "../comps/books/ros/IRegisterOfShares.sol";
import "../comps/books/loo/IListOfOrders.sol";
import "../comps/books/roo/IRegisterOfOptions.sol";
import "../comps/books/rop/IRegisterOfPledges.sol";
import "../comps/books/roi/IRegisterOfInvestors.sol";
import "../center/utils/MockUSDC/IUSDC.sol";
import "../comps/books/cashier/ICashier.sol";
import "../comps/books/ror/IRegisterOfRedemptions.sol";

import "../comps/books/roc/IShareholdersAgreement.sol";
import "../comps/books/roc/terms/IAntiDilution.sol";
import "../comps/books/roc/terms/IAlongs.sol";

import "../comps/books/roa/IInvestmentAgreement.sol";

import "../comps/common/components/IFilesFolder.sol";
import "../comps/common/components/ISigPage.sol";

import "../comps/keepers/IROCKeeper.sol";
import "../comps/keepers/IRODKeeper.sol";
import "../comps/keepers/IBMMKeeper.sol";
import "../comps/keepers/IROMKeeper.sol";
import "../comps/keepers/IGMMKeeper.sol";
import "../comps/keepers/IROAKeeper.sol";
import "../comps/keepers/IROOKeeper.sol";
import "../comps/keepers/IROPKeeper.sol";
import "../comps/keepers/ISHAKeeper.sol";
import "../comps/keepers/ILOOKeeper.sol";
import "../comps/keepers/IROIKeeper.sol";
import "../comps/keepers/IAccountant.sol";
import "../comps/keepers/IRORKeeper.sol";

import "../comps/common/access/IDraftControl.sol";
import "../comps/common/access/IAccessControl.sol";
import "../comps/common/access/IOwnable.sol";

library InterfacesHub {

    /// @notice Keeper type identifiers.
    enum Keepers {
        ZeroPoint,
        ROCK,       //1
        RODK,
        BMMK,
        ROMK,
        GMMK,       //5
        ROAK,
        ROOK,
        ROPK,
        SHAK,
        LOOK,       //10
        ROIK,
        Accountant,
        Blank_1,
        Blank_2,
        Blank_3,    //15
        RORK
    }

    /// @notice Book type identifiers.
    enum Books {
        ZeroPoint,
        ROC,        //1
        ROD,
        BMM,
        ROM,
        GMM,        //5
        ROA,
        ROO,
        ROP,
        ROS,
        LOO,        //10
        ROI,
        Bank,
        Blank_1,
        Blank_2,
        Cashier,    //15
        ROR
    }

    // ==== RegCenter ====

    /// @notice Cast address to RegCenter interface.
    /// @param rc RegCenter address (non-zero).
    function getRC(address rc) public pure returns(IRegCenter) {
        return IRegCenter(rc);
    }

    /// @notice Cast address to GeneralKeeper interface.
    /// @param gk GeneralKeeper address (non-zero).
    function getRCByGK(address gk) public view returns (IRegCenter) {
        return IRegCenter(IOwnable(gk).getRegCenter());
    }

    // ==== GeneralKeeper ====

    /// @notice Cast address to GeneralKeeper interface.
    /// @param gk GeneralKeeper address (non-zero).
    function getGK(address gk) public pure returns (IGeneralKeeper) {
        return IGeneralKeeper(gk);
    }

    function getRouter(address router) public pure returns (IKeepersRouter) {
        return IKeepersRouter(router);
    }

    // ==== Books ====
    /// @notice Get ROC (Register of Constitution).
    /// @param gk GeneralKeeper address.
    function getROC(address gk) public view returns (IRegisterOfConstitution) {
        return IRegisterOfConstitution(IGeneralKeeper(gk).getBook(uint8(Books.ROC)));
    }

    /// @notice Get Shareholders Agreement (current pointer).
    /// @param gk GeneralKeeper address.
    function getSHA(address gk) public view returns (IShareholdersAgreement) {
        return IShareholdersAgreement(getROC(gk).pointer());
    }

    /// @notice Get Register of Directors.
    /// @param gk GeneralKeeper address.
    function getROD(address gk) public view returns (IRegisterOfDirectors) {
        return IRegisterOfDirectors(IGeneralKeeper(gk).getBook(uint8(Books.ROD)));
    }

    /// @notice Get Board Meeting Minutes.
    /// @param gk GeneralKeeper address.
    function getBMM(address gk) public view returns (IMeetingMinutes) {
        return IMeetingMinutes(IGeneralKeeper(gk).getBook(uint8(Books.BMM)));
    }

    /// @notice Get Register of Members.
    /// @param gk GeneralKeeper address.
    function getROM(address gk) public view returns (IRegisterOfMembers) {
        return IRegisterOfMembers(IGeneralKeeper(gk).getBook(uint8(Books.ROM)));
    }

    /// @notice Get General Meeting Minutes.
    /// @param gk GeneralKeeper address.
    function getGMM(address gk) public view returns (IMeetingMinutes) {
        return IMeetingMinutes(IGeneralKeeper(gk).getBook(uint8(Books.GMM)));
    }

    /// @notice Get Register of Agreements.
    /// @param gk GeneralKeeper address.
    function getROA(address gk) public view returns (IRegisterOfAgreements) {
        return IRegisterOfAgreements(IGeneralKeeper(gk).getBook(uint8(Books.ROA)));
    }

    /// @notice Get Register of Options.
    /// @param gk GeneralKeeper address.
    function getROO(address gk) public view returns (IRegisterOfOptions) {
        return IRegisterOfOptions(IGeneralKeeper(gk).getBook(uint8(Books.ROO)));
    }

    /// @notice Get Register of Pledges.
    /// @param gk GeneralKeeper address.
    function getROP(address gk) public view returns (IRegisterOfPledges) {
        return IRegisterOfPledges(IGeneralKeeper(gk).getBook(uint8(Books.ROP)));
    }

    /// @notice Get Register of Shares.
    /// @param gk GeneralKeeper address.
    function getROS(address gk) public view returns (IRegisterOfShares) {
        return IRegisterOfShares(IGeneralKeeper(gk).getBook(uint8(Books.ROS)));
    }

    /// @notice Get List of Orders.
    /// @param gk GeneralKeeper address.
    function getLOO(address gk) public view returns (IListOfOrders) {
        return IListOfOrders(IGeneralKeeper(gk).getBook(uint8(Books.LOO)));
    }

    /// @notice Get Register of Investors.
    /// @param gk GeneralKeeper address.
    function getROI(address gk) public view returns (IRegisterOfInvestors) {
        return IRegisterOfInvestors(IGeneralKeeper(gk).getBook(uint8(Books.ROI)));
    }

    /// @notice Get USDC bank contract.
    /// @param gk GeneralKeeper address.
    function getBank(address gk) public view returns (IUSDC) {
        return IUSDC(IGeneralKeeper(gk).getBook(uint8(Books.Bank)));
    }

    /// @notice Get Cashier contract.
    /// @param gk GeneralKeeper address.
    function getCashier(address gk) public view returns (ICashier) {
        return ICashier(IGeneralKeeper(gk).getBook(uint8(Books.Cashier)));
    }

    /// @notice Get Register of Redemptions.
    /// @param gk GeneralKeeper address.
    function getROR(address gk) public view returns (IRegisterOfRedemptions) {
        return IRegisterOfRedemptions(IGeneralKeeper(gk).getBook(uint8(Books.ROR)));
    }

    // ==== Keepers ====

    /// @notice Get ROC Keeper.
    /// @param gk GeneralKeeper address.
    function getROCKeeper(address gk) public view returns (IROCKeeper) {
        return IROCKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.ROCK)));
    }

    /// @notice Get ROD Keeper.
    /// @param gk GeneralKeeper address.
    function getRODKeeper(address gk) public view returns (IRODKeeper) {
        return IRODKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.RODK)));
    }

    /// @notice Get BMM Keeper.
    /// @param gk GeneralKeeper address.
    function getBMMKeeper(address gk) public view returns (IBMMKeeper) {
        return IBMMKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.BMMK)));
    }

    /// @notice Get ROM Keeper.
    /// @param gk GeneralKeeper address.
    function getROMKeeper(address gk) public view returns (IROMKeeper) {
        return IROMKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.ROMK)));
    }

    /// @notice Get GMM Keeper.
    /// @param gk GeneralKeeper address.
    function getGMMKeeper(address gk) public view returns (IGMMKeeper) {
        return IGMMKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.GMMK)));
    }

    /// @notice Get ROA Keeper.
    /// @param gk GeneralKeeper address.
    function getROAKeeper(address gk) public view returns (IROAKeeper) {
        return IROAKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.ROAK)));
    }

    /// @notice Get ROO Keeper.
    /// @param gk GeneralKeeper address.
    function getROOKeeper(address gk) public view returns (IROOKeeper) {
        return IROOKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.ROOK)));
    }

    /// @notice Get ROP Keeper.
    /// @param gk GeneralKeeper address.
    function getROPKeeper(address gk) public view returns (IROPKeeper) {
        return IROPKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.ROPK)));
    }

    /// @notice Get SHA Keeper.
    /// @param gk GeneralKeeper address.
    function getSHAKeeper(address gk) public view returns (ISHAKeeper) {
        return ISHAKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.SHAK)));
    }

    /// @notice Get LOO Keeper.
    /// @param gk GeneralKeeper address.
    function getLOOKeeper(address gk) public view returns (ILOOKeeper) {
        return ILOOKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.LOOK)));
    }

    /// @notice Get ROI Keeper.
    /// @param gk GeneralKeeper address.
    function getROIKeeper(address gk) public view returns (IROIKeeper) {
        return IROIKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.ROIK)));
    }

    /// @notice Get Accountant Keeper.
    /// @param gk GeneralKeeper address.
    function getAccountant(address gk) public view returns (IAccountant) {
        return IAccountant(IGeneralKeeper(gk).getKeeper(uint8(Keepers.Accountant)));
    }

    /// @notice Get ROR Keeper.
    /// @param gk GeneralKeeper address.
    function getRORKeeper(address gk) public view returns (IRORKeeper) {
        return IRORKeeper(IGeneralKeeper(gk).getKeeper(uint8(Keepers.RORK)));
    }

}

Contents

ArrayUtils.sol

contracts/lib/utils/ArrayUtils.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title ArrayUtils
/// @notice Utility functions for uint256 array operations.
library ArrayUtils {

    /// @notice Merge two arrays into a unique list (no duplicates).
    /// @param arrA First array.
    /// @param arrB Second array.
    function merge(uint256[] memory arrA, uint256[] memory arrB)
        public pure returns(uint256[] memory)
    {
        uint256[] memory arrC = new uint256[](arrA.length + arrB.length);
        uint256 lenC;

        (arrC, lenC) = filter(arrA, arrC, 0);
        (arrC, lenC) = filter(arrB, arrC, lenC);

        return resize(arrC, lenC);
    }

    /// @notice Append unique elements from arrA into arrC.
    /// @param arrA Source array.
    /// @param arrC Target array buffer.
    /// @param lenC Current length used in arrC.
    function filter(uint256[] memory arrA, uint256[] memory arrC, uint256 lenC)
        public pure returns(uint256[] memory, uint256)
    {
        uint256 lenA = arrA.length;
        uint256 i;

        while (i < lenA) {

            uint256 j;
            while (j < lenC){
                if (arrA[i] == arrC[j]) break;
                j++;
            }

            if (j == lenC) {
                arrC[lenC] = arrA[i];
                lenC++;
            }

            i++;
        }

        return (arrC, lenC);
    }

    /// @notice Remove duplicates from an array.
    /// @param arrA Source array.
    function refine(uint256[] memory arrA)
        public pure returns(uint256[] memory)
    {
        uint256[] memory arrB = new uint256[](arrA.length);
        uint256 lenB;
        (arrB, lenB) = filter(arrA, arrB, 0);

        return resize(arrB, lenB);
    }

    /// @notice Resize an array to a specific length (truncate).
    /// @param arrA Source array.
    /// @param len New length (<= arrA.length).
    function resize(uint256[] memory arrA, uint256 len)
        public pure returns(uint256[] memory)
    {
        uint256[] memory output = new uint256[](len);

        while (len > 0) {
            output[len - 1] = arrA[len - 1];
            len--;
        }

        return output;
    }

    /// @notice Concatenate two arrays (keeps duplicates).
    /// @param arrA First array.
    /// @param arrB Second array.
    function combine(uint256[] memory arrA, uint256[] memory arrB)
        public pure returns (uint256[] memory)
    {
        uint256 lenA = arrA.length;
        uint256 lenB = arrB.length;
        uint256 i;

        uint256[] memory arrC = new uint256[](lenA + lenB);

        for (i = 0; i < lenA; i++) arrC[i] = arrA[i];
        for (i = 0; i < lenB; i++) arrC[lenA + i] = arrB[i];

        return arrC;
    }

    /// @notice Return elements in arrA that are not in arrB.
    /// @param arrA Source array.
    /// @param arrB Exclusion array.
    function minus(uint256[] memory arrA, uint256[] memory arrB)
        public pure returns (uint256[] memory)
    {
        uint256 lenA = arrA.length;
        uint256 lenB = arrB.length;

        uint256[] memory arrC = new uint256[](lenA);

        uint256 pointer;

        while (lenA > 0) {
            bool flag = false;
            lenB = arrB.length;

            while (lenB > 0) {
                if (arrB[lenB - 1] == arrA[lenA - 1]) {
                    flag = true;
                    break;
                }
                lenB--;
            }

            if (!flag) {
                arrC[pointer] = arrA[lenA - 1];
                pointer++;
            }

            lenA--;
        }

        return resize(arrC, pointer);
    }

    /// @notice Check whether arrA is fully covered by arrB.
    /// @param arrA Required elements.
    /// @param arrB Cover elements.
    function fullyCoveredBy(uint256[] memory arrA, uint256[] memory arrB)
        public pure returns (bool)
    {
        uint256[] memory arrAr = refine(arrA);
        uint256[] memory arrBr = refine(arrB);

        uint256 lenA = arrAr.length;
        uint256 lenB = arrBr.length;

        while (lenA > 0) {
            uint256 i;
            while (i < lenB) {
                if (arrBr[i] == arrAr[lenA-1]) break;
                i++;
            }
            if (i==lenB) return false;
            lenA--;
        }

        return true;
    }

    /// @notice Check whether two arrays have no overlapping elements.
    /// @param arrA First array.
    /// @param arrB Second array.
    function noOverlapWith(uint[] memory arrA, uint[] memory arrB) public pure returns(bool) {
        uint lenA = arrA.length;
        uint lenB = arrB.length;

        while (lenA > 0) {
            uint i = 0;
            while (i < lenB) {
                if (arrA[lenA-1] == arrB[i]) {
                    return false;
                }
                i++;
            }
            lenA--;
        }

        return true;
    }

}

Contents

RolesRepo.sol

contracts/lib/utils/RolesRepo.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

/// @title RolesRepo
/// @notice Library for role membership and admin management.
library RolesRepo {

    /// @notice Role with admin and members.
    struct Role {
        address admin;
        mapping(address => bool) isMember;
    }

    /// @notice Repository of roles by id.
    struct Repo {
        mapping(bytes32 => Role) roles;
    }

    error RR_WrongParty(bytes32 reason);

    // ##################
    // ##    Modifier  ##
    // ##################

    /// @dev Reverts if caller is not role admin.
    /// @param repo Storage repo.
    /// @param role Role id.
    /// @param caller Caller address.
    modifier onlyAdmin(
        Repo storage repo,
        bytes32 role,
        address caller
    ) {
        if (repo.roles[role].admin != caller) {
            revert RR_WrongParty(bytes32("RR_NotAdmin"));
        }
        _;
    }

    // #################
    // ##    Write    ##
    // #################

    /// @notice Set role admin and add as member.
    /// @param repo Storage repo.
    /// @param role Role identifier (non-zero bytes32).
    /// @param acct Admin address (non-zero).
    function setRoleAdmin(
        Repo storage repo,
        bytes32 role,
        address acct
    ) public {
        repo.roles[role].admin = acct;
        repo.roles[role].isMember[acct] = true;
    }

    /// @notice Remove role admin and its membership.
    /// @param repo Storage repo.
    /// @param role Role identifier (non-zero bytes32).
    /// @param caller Current admin address.
    function quitRoleAdmin(
        Repo storage repo,
        bytes32 role,
        address caller
    ) public onlyAdmin(repo, role, caller) {
        delete repo.roles[role].admin;
        delete repo.roles[role].isMember[caller];
    }

    /// @notice Grant a role to an account.
    /// @param repo Storage repo.
    /// @param role Role identifier (non-zero bytes32).
    /// @param acct Account address (non-zero).
    /// @param caller Admin address.
    function grantRole(
        Repo storage repo,
        bytes32 role,
        address acct,
        address caller
    ) public onlyAdmin(repo, role, caller) {
        repo.roles[role].isMember[acct] = true;
    }

    /// @notice Revoke a role from an account.
    /// @param repo Storage repo.
    /// @param role Role identifier (non-zero bytes32).
    /// @param acct Account address (non-zero).
    /// @param caller Admin address.
    function revokeRole(
        Repo storage repo,
        bytes32 role,
        address acct,
        address caller
    ) public onlyAdmin(repo, role, caller) {
        delete repo.roles[role].isMember[acct];
    }

    /// @notice Renounce a role held by caller.
    /// @param repo Storage repo.
    /// @param role Role identifier (non-zero bytes32).
    /// @param caller Caller address.
    function renounceRole(
        Repo storage repo,
        bytes32 role,
        address caller
    ) public {
        delete repo.roles[role].isMember[caller];
    }

    /// @notice Abandon a role and all members.
    /// @param repo Storage repo.
    /// @param role Role identifier (non-zero bytes32).
    function abandonRole(
        Repo storage repo,
        bytes32 role
    ) public {
        delete repo.roles[role];
    }

    // ###############
    // ##   Read    ##
    // ###############

    /// @notice Get role admin address.
    /// @param repo Storage repo.
    /// @param role Role identifier (non-zero bytes32).
    function getRoleAdmin(Repo storage repo, bytes32 role)
        public view returns (address)
    {
        return repo.roles[role].admin;
    }

    /// @notice Check whether an account has a role.
    /// @param repo Storage repo.
    /// @param role Role identifier (non-zero bytes32).
    /// @param acct Account address (non-zero).
    function hasRole(
        Repo storage repo,
        bytes32 role,
        address acct
    ) public view returns (bool) {
        return repo.roles[role].isMember[acct];
    }
}

Contents

RoyaltyCharge.sol

contracts/lib/utils/RoyaltyCharge.sol
// SPDX-License-Identifier: UNLICENSED

/* *
 * v.0.2.5
 * Copyright (c) 2021-2026 LI LI @ JINGTIAN & GONGCHENG.
 *
 * This WORK is licensed under ComBoox SoftWare License 1.0, a copy of which
 * can be obtained at:
 *         [https://github.com/paul-lee-attorney/comboox]
 *
 * THIS WORK IS PROVIDED ON AN "AS IS" BASIS, WITHOUT
 * WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED
 * TO NON-INFRINGEMENT, MERCHANTABILITY OR FIT FOR A PARTICULAR PURPOSE. IN NO
 * EVENT SHALL ANY CONTRIBUTOR BE LIABLE TO YOU FOR ANY DAMAGES.
 *
 * YOU ARE PROHIBITED FROM DEPLOYING THE SMART CONTRACTS OF THIS WORK, IN WHOLE
 * OR IN PART, FOR WHATEVER PURPOSE, ON ANY BLOCKCHAIN NETWORK THAT HAS ONE OR
 * MORE NODES THAT ARE OUT OF YOUR CONTROL.
 * */

pragma solidity ^0.8.24;

import "../InterfacesHub.sol";

/// @title RoyaltyCharge
/// @notice Internal helper for charging royalty fees via RegCenter.
library RoyaltyCharge {
    using InterfacesHub for address;

    /// @notice Emitted when a royalty charge is applied.
    /// @param typeOfDoc Document type identifier.
    /// @param version Document version.
    /// @param rate Royalty rate (unit defined by caller).
    /// @param user User number charged.
    /// @param author Author user number receiving royalty.
    event ChargeRoyalty(
        uint indexed typeOfDoc, uint version, uint indexed rate,
        uint indexed user, uint author
    );

    /// @notice Resolve sender user number and charge royalty.
    /// @param target Caller address.
    /// @param rate Royalty rate (unit defined by caller).
    /// @return usr User number of the caller.
    function msgSender(
        address target,
        uint typeOfDoc,
        uint version,
        uint rate
    ) external returns(uint40 usr) {
        address gk = address(this);
        uint author =
            gk.getRCByGK().getTemp(
                typeOfDoc,
                version
            ).head.author;

        usr = gk.getRCByGK().getUserNo(
            target, rate * (10 ** 10), author
        );

        emit ChargeRoyalty(
            typeOfDoc,
            version,
            rate * (10 ** 10),
            usr,
            author
        );
    }
}

Contents

draft-IERC1822.sol

contracts/openzeppelin/interfaces/draft-IERC1822.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.5.0) (interfaces/draft-IERC1822.sol)

pragma solidity ^0.8.0;

/**
 * @dev ERC1822: Universal Upgradeable Proxy Standard (UUPS) documents a method for upgradeability through a simplified
 * proxy whose upgrades are fully controlled by the current implementation.
 */
interface IERC1822Proxiable {
    /**
     * @dev Returns the storage slot that the proxiable contract assumes is being used to store the implementation
     * address.
     *
     * IMPORTANT: A proxy pointing at a proxiable contract should not be considered proxiable itself, because this risks
     * bricking a proxy that upgrades to it, by delegating to itself until out of gas. Thus it is critical that this
     * function revert if invoked through a proxy.
     */
    function proxiableUUID() external view returns (bytes32);
}

Contents

draft-IERC6093.sol

contracts/openzeppelin/interfaces/draft-IERC6093.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v5.5.0) (interfaces/draft-IERC6093.sol)

pragma solidity >=0.8.4;

/**
 * @dev Standard ERC-20 Errors
 * Interface of the https://eips.ethereum.org/EIPS/eip-6093[ERC-6093] custom errors for ERC-20 tokens.
 */
interface IERC20Errors {
    /**
     * @dev Indicates an error related to the current `balance` of a `sender`. Used in transfers.
     * @param sender Address whose tokens are being transferred.
     * @param balance Current balance for the interacting account.
     * @param needed Minimum amount required to perform a transfer.
     */
    error ERC20InsufficientBalance(address sender, uint256 balance, uint256 needed);

    /**
     * @dev Indicates a failure with the token `sender`. Used in transfers.
     * @param sender Address whose tokens are being transferred.
     */
    error ERC20InvalidSender(address sender);

    /**
     * @dev Indicates a failure with the token `receiver`. Used in transfers.
     * @param receiver Address to which tokens are being transferred.
     */
    error ERC20InvalidReceiver(address receiver);

    /**
     * @dev Indicates a failure with the `spender`'s `allowance`. Used in transfers.
     * @param spender Address that may be allowed to operate on tokens without being their owner.
     * @param allowance Amount of tokens a `spender` is allowed to operate with.
     * @param needed Minimum amount required to perform a transfer.
     */
    error ERC20InsufficientAllowance(address spender, uint256 allowance, uint256 needed);

    /**
     * @dev Indicates a failure with the `approver` of a token to be approved. Used in approvals.
     * @param approver Address initiating an approval operation.
     */
    error ERC20InvalidApprover(address approver);

    /**
     * @dev Indicates a failure with the `spender` to be approved. Used in approvals.
     * @param spender Address that may be allowed to operate on tokens without being their owner.
     */
    error ERC20InvalidSpender(address spender);
}

/**
 * @dev Standard ERC-721 Errors
 * Interface of the https://eips.ethereum.org/EIPS/eip-6093[ERC-6093] custom errors for ERC-721 tokens.
 */
interface IERC721Errors {
    /**
     * @dev Indicates that an address can't be an owner. For example, `address(0)` is a forbidden owner in ERC-721.
     * Used in balance queries.
     * @param owner Address of the current owner of a token.
     */
    error ERC721InvalidOwner(address owner);

    /**
     * @dev Indicates a `tokenId` whose `owner` is the zero address.
     * @param tokenId Identifier number of a token.
     */
    error ERC721NonexistentToken(uint256 tokenId);

    /**
     * @dev Indicates an error related to the ownership over a particular token. Used in transfers.
     * @param sender Address whose tokens are being transferred.
     * @param tokenId Identifier number of a token.
     * @param owner Address of the current owner of a token.
     */
    error ERC721IncorrectOwner(address sender, uint256 tokenId, address owner);

    /**
     * @dev Indicates a failure with the token `sender`. Used in transfers.
     * @param sender Address whose tokens are being transferred.
     */
    error ERC721InvalidSender(address sender);

    /**
     * @dev Indicates a failure with the token `receiver`. Used in transfers.
     * @param receiver Address to which tokens are being transferred.
     */
    error ERC721InvalidReceiver(address receiver);

    /**
     * @dev Indicates a failure with the `operator`'s approval. Used in transfers.
     * @param operator Address that may be allowed to operate on tokens without being their owner.
     * @param tokenId Identifier number of a token.
     */
    error ERC721InsufficientApproval(address operator, uint256 tokenId);

    /**
     * @dev Indicates a failure with the `approver` of a token to be approved. Used in approvals.
     * @param approver Address initiating an approval operation.
     */
    error ERC721InvalidApprover(address approver);

    /**
     * @dev Indicates a failure with the `operator` to be approved. Used in approvals.
     * @param operator Address that may be allowed to operate on tokens without being their owner.
     */
    error ERC721InvalidOperator(address operator);
}

/**
 * @dev Standard ERC-1155 Errors
 * Interface of the https://eips.ethereum.org/EIPS/eip-6093[ERC-6093] custom errors for ERC-1155 tokens.
 */
interface IERC1155Errors {
    /**
     * @dev Indicates an error related to the current `balance` of a `sender`. Used in transfers.
     * @param sender Address whose tokens are being transferred.
     * @param balance Current balance for the interacting account.
     * @param needed Minimum amount required to perform a transfer.
     * @param tokenId Identifier number of a token.
     */
    error ERC1155InsufficientBalance(address sender, uint256 balance, uint256 needed, uint256 tokenId);

    /**
     * @dev Indicates a failure with the token `sender`. Used in transfers.
     * @param sender Address whose tokens are being transferred.
     */
    error ERC1155InvalidSender(address sender);

    /**
     * @dev Indicates a failure with the token `receiver`. Used in transfers.
     * @param receiver Address to which tokens are being transferred.
     */
    error ERC1155InvalidReceiver(address receiver);

    /**
     * @dev Indicates a failure with the `operator`'s approval. Used in transfers.
     * @param operator Address that may be allowed to operate on tokens without being their owner.
     * @param owner Address of the current owner of a token.
     */
    error ERC1155MissingApprovalForAll(address operator, address owner);

    /**
     * @dev Indicates a failure with the `approver` of a token to be approved. Used in approvals.
     * @param approver Address initiating an approval operation.
     */
    error ERC1155InvalidApprover(address approver);

    /**
     * @dev Indicates a failure with the `operator` to be approved. Used in approvals.
     * @param operator Address that may be allowed to operate on tokens without being their owner.
     */
    error ERC1155InvalidOperator(address operator);

    /**
     * @dev Indicates an array length mismatch between ids and values in a safeBatchTransferFrom operation.
     * Used in batch transfers.
     * @param idsLength Length of the array of token identifiers
     * @param valuesLength Length of the array of token amounts
     */
    error ERC1155InvalidArrayLength(uint256 idsLength, uint256 valuesLength);
}

Contents

IERC1967.sol

contracts/openzeppelin/interfaces/IERC1967.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.9.0) (interfaces/IERC1967.sol)

pragma solidity ^0.8.0;

/**
 * @dev ERC-1967: Proxy Storage Slots. This interface contains the events defined in the ERC.
 *
 * _Available since v4.8.3._
 */
interface IERC1967 {
    /**
     * @dev Emitted when the implementation is upgraded.
     */
    event Upgraded(address indexed implementation);

    /**
     * @dev Emitted when the admin account has changed.
     */
    event AdminChanged(address previousAdmin, address newAdmin);

    /**
     * @dev Emitted when the beacon is changed.
     */
    event BeaconUpgraded(address indexed beacon);
}

Contents

IBeacon.sol

contracts/openzeppelin/proxy/beacon/IBeacon.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts v4.4.1 (proxy/beacon/IBeacon.sol)

pragma solidity ^0.8.0;

/**
 * @dev This is the interface that {BeaconProxy} expects of its beacon.
 */
interface IBeacon {
    /**
     * @dev Must return an address that can be used as a delegate call target.
     *
     * {BeaconProxy} will check that this address is a contract.
     */
    function implementation() external view returns (address);
}

Contents

ERC1967Proxy.sol

contracts/openzeppelin/proxy/ERC1967/ERC1967Proxy.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.7.0) (proxy/ERC1967/ERC1967Proxy.sol)

pragma solidity ^0.8.24;

import "../Proxy.sol";
import "./ERC1967Upgrade.sol";

/**
 * @dev This contract implements an upgradeable proxy. It is upgradeable because calls are delegated to an
 * implementation address that can be changed. This address is stored in storage in the location specified by
 * https://eips.ethereum.org/EIPS/eip-1967[EIP1967], so that it doesn't conflict with the storage layout of the
 * implementation behind the proxy.
 */
contract ERC1967Proxy is Proxy, ERC1967Upgrade {
    /**
     * @dev Initializes the upgradeable proxy with an initial implementation specified by `_logic`.
     *
     * If `_data` is nonempty, it's used as data in a delegate call to `_logic`. This will typically be an encoded
     * function call, and allows initializing the storage of the proxy like a Solidity constructor.
     */
    constructor(address _logic, bytes memory _data) payable {
        _upgradeToAndCall(_logic, _data, false);
    }

    /**
     * @dev Returns the current implementation address.
     */
    function _implementation() internal view virtual override returns (address impl) {
        return ERC1967Upgrade._getImplementation();
    }
}

Contents

ERC1967Upgrade.sol

contracts/openzeppelin/proxy/ERC1967/ERC1967Upgrade.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.9.0) (proxy/ERC1967/ERC1967Upgrade.sol)

pragma solidity ^0.8.24;

import "../beacon/IBeacon.sol";
import "../../interfaces/IERC1967.sol";
import "../../interfaces/draft-IERC1822.sol";
import "../../utils/Address.sol";
import "../../utils/StorageSlot.sol";

/**
 * @dev This abstract contract provides getters and event emitting update functions for
 * https://eips.ethereum.org/EIPS/eip-1967[EIP1967] slots.
 *
 * _Available since v4.1._
 */
abstract contract ERC1967Upgrade is IERC1967 {
    // This is the keccak-256 hash of "eip1967.proxy.rollback" subtracted by 1 bytes32 private constant _ROLLBACK_SLOT = 0x4910fdfa16fed3260ed0e7147f7cc6da11a60208b5b9406d12a635614ffd9143;

    /**
     * @dev Storage slot with the address of the current implementation.
     * This is the keccak-256 hash of "eip1967.proxy.implementation" subtracted by 1, and is
     * validated in the constructor.
     */
    bytes32 internal constant _IMPLEMENTATION_SLOT = 0x360894a13ba1a3210667c828492db98dca3e2076cc3735a920a3ca505d382bbc;

    /**
     * @dev Returns the current implementation address.
     */
    function _getImplementation() internal view returns (address) {
        return StorageSlot.getAddressSlot(_IMPLEMENTATION_SLOT).value;
    }

    /**
     * @dev Stores a new address in the EIP1967 implementation slot.
     */
    function _setImplementation(address newImplementation) private {
        require(Address.isContract(newImplementation), "ERC1967: new implementation is not a contract");
        StorageSlot.getAddressSlot(_IMPLEMENTATION_SLOT).value = newImplementation;
    }

    /**
     * @dev Perform implementation upgrade
     *
     * Emits an {Upgraded} event.
     */
    function _upgradeTo(address newImplementation) internal {
        _setImplementation(newImplementation);
        emit Upgraded(newImplementation);
    }

    /**
     * @dev Perform implementation upgrade with additional setup call.
     *
     * Emits an {Upgraded} event.
     */
    function _upgradeToAndCall(address newImplementation, bytes memory data, bool forceCall) internal {
        _upgradeTo(newImplementation);
        if (data.length > 0 || forceCall) {
            Address.functionDelegateCall(newImplementation, data);
        }
    }

    /**
     * @dev Perform implementation upgrade with security checks for UUPS proxies, and additional setup call.
     *
     * Emits an {Upgraded} event.
     */
    function _upgradeToAndCallUUPS(address newImplementation, bytes memory data, bool forceCall) internal {
        // Upgrades from old implementations will perform a rollback test. This test requires the new
        // implementation to upgrade back to the old, non-ERC1822 compliant, implementation. Removing
        // this special case will break upgrade paths from old UUPS implementation to new ones.
        if (StorageSlot.getBooleanSlot(_ROLLBACK_SLOT).value) {
            _setImplementation(newImplementation);
        } else {
            try IERC1822Proxiable(newImplementation).proxiableUUID() returns (bytes32 slot) {
                require(slot == _IMPLEMENTATION_SLOT, "ERC1967Upgrade: unsupported proxiableUUID");
            } catch {
                revert("ERC1967Upgrade: new implementation is not UUPS");
            }
            _upgradeToAndCall(newImplementation, data, forceCall);
        }
    }

    /**
     * @dev Storage slot with the admin of the contract.
     * This is the keccak-256 hash of "eip1967.proxy.admin" subtracted by 1, and is
     * validated in the constructor.
     */
    bytes32 internal constant _ADMIN_SLOT = 0xb53127684a568b3173ae13b9f8a6016e243e63b6e8ee1178d6a717850b5d6103;

    /**
     * @dev Returns the current admin.
     */
    function _getAdmin() internal view returns (address) {
        return StorageSlot.getAddressSlot(_ADMIN_SLOT).value;
    }

    /**
     * @dev Stores a new address in the EIP1967 admin slot.
     */
    function _setAdmin(address newAdmin) private {
        require(newAdmin != address(0), "ERC1967: new admin is the zero address");
        StorageSlot.getAddressSlot(_ADMIN_SLOT).value = newAdmin;
    }

    /**
     * @dev Changes the admin of the proxy.
     *
     * Emits an {AdminChanged} event.
     */
    function _changeAdmin(address newAdmin) internal {
        emit AdminChanged(_getAdmin(), newAdmin);
        _setAdmin(newAdmin);
    }

    /**
     * @dev The storage slot of the UpgradeableBeacon contract which defines the implementation for this proxy.
     * This is bytes32(uint256(keccak256('eip1967.proxy.beacon')) - 1)) and is validated in the constructor.
     */
    bytes32 internal constant _BEACON_SLOT = 0xa3f0ad74e5423aebfd80d3ef4346578335a9a72aeaee59ff6cb3582b35133d50;

    /**
     * @dev Returns the current beacon.
     */
    function _getBeacon() internal view returns (address) {
        return StorageSlot.getAddressSlot(_BEACON_SLOT).value;
    }

    /**
     * @dev Stores a new beacon in the EIP1967 beacon slot.
     */
    function _setBeacon(address newBeacon) private {
        require(Address.isContract(newBeacon), "ERC1967: new beacon is not a contract");
        require(
            Address.isContract(IBeacon(newBeacon).implementation()),
            "ERC1967: beacon implementation is not a contract"
        );
        StorageSlot.getAddressSlot(_BEACON_SLOT).value = newBeacon;
    }

    /**
     * @dev Perform beacon upgrade with additional setup call. Note: This upgrades the address of the beacon, it does
     * not upgrade the implementation contained in the beacon (see {UpgradeableBeacon-_setImplementation} for that).
     *
     * Emits a {BeaconUpgraded} event.
     */
    function _upgradeBeaconToAndCall(address newBeacon, bytes memory data, bool forceCall) internal {
        _setBeacon(newBeacon);
        emit BeaconUpgraded(newBeacon);
        if (data.length > 0 || forceCall) {
            Address.functionDelegateCall(IBeacon(newBeacon).implementation(), data);
        }
    }
}

Contents

Proxy.sol

contracts/openzeppelin/proxy/Proxy.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.6.0) (proxy/Proxy.sol)

pragma solidity ^0.8.0;

/**
 * @dev This abstract contract provides a fallback function that delegates all calls to another contract using the EVM
 * instruction `delegatecall`. We refer to the second contract as the _implementation_ behind the proxy, and it has to
 * be specified by overriding the virtual {_implementation} function.
 *
 * Additionally, delegation to the implementation can be triggered manually through the {_fallback} function, or to a
 * different contract through the {_delegate} function.
 *
 * The success and return data of the delegated call will be returned back to the caller of the proxy.
 */
abstract contract Proxy {
    /**
     * @dev Delegates the current call to `implementation`.
     *
     * This function does not return to its internal call site, it will return directly to the external caller.
     */
    function _delegate(address implementation) internal virtual {
        assembly {
            // Copy msg.data. We take full control of memory in this inline assembly
            // block because it will not return to Solidity code. We overwrite the
            // Solidity scratch pad at memory position 0.
            calldatacopy(0, 0, calldatasize())

            // Call the implementation.
            // out and outsize are 0 because we don't know the size yet.
            let result := delegatecall(gas(), implementation, 0, calldatasize(), 0, 0)

            // Copy the returned data.
            returndatacopy(0, 0, returndatasize())

            switch result
            // delegatecall returns 0 on error.
            case 0 {
                revert(0, returndatasize())
            }
            default {
                return(0, returndatasize())
            }
        }
    }

    /**
     * @dev This is a virtual function that should be overridden so it returns the address to which the fallback function
     * and {_fallback} should delegate.
     */
    function _implementation() internal view virtual returns (address);

    /**
     * @dev Delegates the current call to the address returned by `_implementation()`.
     *
     * This function does not return to its internal call site, it will return directly to the external caller.
     */
    function _fallback() internal virtual {
        _beforeFallback();
        _delegate(_implementation());
    }

    /**
     * @dev Fallback function that delegates calls to the address returned by `_implementation()`. Will run if no other
     * function in the contract matches the call data.
     */
    fallback() external payable virtual {
        _fallback();
    }

    /**
     * @dev Fallback function that delegates calls to the address returned by `_implementation()`. Will run if call data
     * is empty.
     */
    receive() external payable virtual {
        _fallback();
    }

    /**
     * @dev Hook that is called before falling back to the implementation. Can happen as part of a manual `_fallback`
     * call, or as part of the Solidity `fallback` or `receive` functions.
     *
     * If overridden should call `super._beforeFallback()`.
     */
    function _beforeFallback() internal virtual {}
}

Contents

Initializable.sol

contracts/openzeppelin/proxy/utils/Initializable.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.9.0) (proxy/utils/Initializable.sol)

pragma solidity ^0.8.24;

import "../../utils/Address.sol";

/**
 * @dev This is a base contract to aid in writing upgradeable contracts, or any kind of contract that will be deployed
 * behind a proxy. Since proxied contracts do not make use of a constructor, it's common to move constructor logic to an
 * external initializer function, usually called `initialize`. It then becomes necessary to protect this initializer
 * function so it can only be called once. The {initializer} modifier provided by this contract will have this effect.
 *
 * The initialization functions use a version number. Once a version number is used, it is consumed and cannot be
 * reused. This mechanism prevents re-execution of each "step" but allows the creation of new initialization steps in
 * case an upgrade adds a module that needs to be initialized.
 *
 * For example:
 *
 * [.hljs-theme-light.nopadding]
 * ```solidity
 * contract MyToken is ERC20Upgradeable {
 *     function initialize() initializer public {
 *         __ERC20_init("MyToken", "MTK");
 *     }
 * }
 *
 * contract MyTokenV2 is MyToken, ERC20PermitUpgradeable {
 *     function initializeV2() reinitializer(2) public {
 *         __ERC20Permit_init("MyToken");
 *     }
 * }
 * ```
 *
 * TIP: To avoid leaving the proxy in an uninitialized state, the initializer function should be called as early as
 * possible by providing the encoded function call as the `_data` argument to {ERC1967Proxy-constructor}.
 *
 * CAUTION: When used with inheritance, manual care must be taken to not invoke a parent initializer twice, or to ensure
 * that all initializers are idempotent. This is not verified automatically as constructors are by Solidity.
 *
 * [CAUTION]
 * ====
 * Avoid leaving a contract uninitialized.
 *
 * An uninitialized contract can be taken over by an attacker. This applies to both a proxy and its implementation
 * contract, which may impact the proxy. To prevent the implementation contract from being used, you should invoke
 * the {_disableInitializers} function in the constructor to automatically lock it when it is deployed:
 *
 * [.hljs-theme-light.nopadding]
 * ```
 * /// @custom:oz-upgrades-unsafe-allow constructor
 * constructor() {
 *     _disableInitializers();
 * }
 * ```
 * ====
 */
abstract contract Initializable {
    /**
     * @dev Indicates that the contract has been initialized.
     * @custom:oz-retyped-from bool
     */
    uint8 private _initialized;

    /**
     * @dev Indicates that the contract is in the process of being initialized.
     */
    bool private _initializing;

    /**
     * @dev Triggered when the contract has been initialized or reinitialized.
     */
    event Initialized(uint8 version);

    /**
     * @dev A modifier that defines a protected initializer function that can be invoked at most once. In its scope,
     * `onlyInitializing` functions can be used to initialize parent contracts.
     *
     * Similar to `reinitializer(1)`, except that functions marked with `initializer` can be nested in the context of a
     * constructor.
     *
     * Emits an {Initialized} event.
     */
    modifier initializer() {
        bool isTopLevelCall = !_initializing;
        require(
            (isTopLevelCall && _initialized < 1) || (!Address.isContract(address(this)) && _initialized == 1),
            "Initializable: contract is already initialized"
        );
        _initialized = 1;
        if (isTopLevelCall) {
            _initializing = true;
        }
        _;
        if (isTopLevelCall) {
            _initializing = false;
            emit Initialized(1);
        }
    }

    /**
     * @dev A modifier that defines a protected reinitializer function that can be invoked at most once, and only if the
     * contract hasn't been initialized to a greater version before. In its scope, `onlyInitializing` functions can be
     * used to initialize parent contracts.
     *
     * A reinitializer may be used after the original initialization step. This is essential to configure modules that
     * are added through upgrades and that require initialization.
     *
     * When `version` is 1, this modifier is similar to `initializer`, except that functions marked with `reinitializer`
     * cannot be nested. If one is invoked in the context of another, execution will revert.
     *
     * Note that versions can jump in increments greater than 1; this implies that if multiple reinitializers coexist in
     * a contract, executing them in the right order is up to the developer or operator.
     *
     * WARNING: setting the version to 255 will prevent any future reinitialization.
     *
     * Emits an {Initialized} event.
     */
    modifier reinitializer(uint8 version) {
        require(!_initializing && _initialized < version, "Initializable: contract is already initialized");
        _initialized = version;
        _initializing = true;
        _;
        _initializing = false;
        emit Initialized(version);
    }

    /**
     * @dev Modifier to protect an initialization function so that it can only be invoked by functions with the
     * {initializer} and {reinitializer} modifiers, directly or indirectly.
     */
    modifier onlyInitializing() {
        require(_initializing, "Initializable: contract is not initializing");
        _;
    }

    /**
     * @dev Locks the contract, preventing any future reinitialization. This cannot be part of an initializer call.
     * Calling this in the constructor of a contract will prevent that contract from being initialized or reinitialized
     * to any version. It is recommended to use this to lock implementation contracts that are designed to be called
     * through proxies.
     *
     * Emits an {Initialized} event the first time it is successfully executed.
     */
    function _disableInitializers() internal virtual {
        require(!_initializing, "Initializable: contract is initializing");
        if (_initialized != type(uint8).max) {
            _initialized = type(uint8).max;
            emit Initialized(type(uint8).max);
        }
    }

    /**
     * @dev Returns the highest version that has been initialized. See {reinitializer}.
     */
    function _getInitializedVersion() internal view returns (uint8) {
        return _initialized;
    }

    /**
     * @dev Returns `true` if the contract is currently initializing. See {onlyInitializing}.
     */
    function _isInitializing() internal view returns (bool) {
        return _initializing;
    }
}

Contents

UUPSUpgradeable.sol

contracts/openzeppelin/proxy/utils/UUPSUpgradeable.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.9.0) (proxy/utils/UUPSUpgradeable.sol)

pragma solidity ^0.8.24;

import "../../interfaces/draft-IERC1822.sol";
import "../ERC1967/ERC1967Upgrade.sol";

/**
 * @dev An upgradeability mechanism designed for UUPS proxies. The functions included here can perform an upgrade of an
 * {ERC1967Proxy}, when this contract is set as the implementation behind such a proxy.
 *
 * A security mechanism ensures that an upgrade does not turn off upgradeability accidentally, although this risk is
 * reinstated if the upgrade retains upgradeability but removes the security mechanism, e.g. by replacing
 * `UUPSUpgradeable` with a custom implementation of upgrades.
 *
 * The {_authorizeUpgrade} function must be overridden to include access restriction to the upgrade mechanism.
 *
 * _Available since v4.1._
 */
abstract contract UUPSUpgradeable is IERC1822Proxiable, ERC1967Upgrade {
    /// @custom:oz-upgrades-unsafe-allow state-variable-immutable state-variable-assignment address private immutable __self = address(this);

    /**
     * @dev Check that the execution is being performed through a delegatecall call and that the execution context is
     * a proxy contract with an implementation (as defined in ERC1967) pointing to self. This should only be the case
     * for UUPS and transparent proxies that are using the current contract as their implementation. Execution of a
     * function through ERC1167 minimal proxies (clones) would not normally pass this test, but is not guaranteed to
     * fail.
     */
    modifier onlyProxy() {
        require(address(this) != __self, "Function must be called through delegatecall");
        require(_getImplementation() == __self, "Function must be called through active proxy");
        _;
    }

    /**
     * @dev Check that the execution is not being performed through a delegate call. This allows a function to be
     * callable on the implementing contract but not through proxies.
     */
    modifier notDelegated() {
        require(address(this) == __self, "UUPSUpgradeable: must not be called through delegatecall");
        _;
    }

    /**
     * @dev Implementation of the ERC1822 {proxiableUUID} function. This returns the storage slot used by the
     * implementation. It is used to validate the implementation's compatibility when performing an upgrade.
     *
     * IMPORTANT: A proxy pointing at a proxiable contract should not be considered proxiable itself, because this risks
     * bricking a proxy that upgrades to it, by delegating to itself until out of gas. Thus it is critical that this
     * function revert if invoked through a proxy. This is guaranteed by the `notDelegated` modifier.
     */
    function proxiableUUID() external view virtual override notDelegated returns (bytes32) {
        return _IMPLEMENTATION_SLOT;
    }

    /**
     * @dev Upgrade the implementation of the proxy to `newImplementation`.
     *
     * Calls {_authorizeUpgrade}.
     *
     * Emits an {Upgraded} event.
     *
     * @custom:oz-upgrades-unsafe-allow-reachable delegatecall
     */
    function upgradeTo(address newImplementation) public virtual onlyProxy {
        _authorizeUpgrade(newImplementation);
        _upgradeToAndCallUUPS(newImplementation, new bytes(0), false);
    }

    /**
     * @dev Upgrade the implementation of the proxy to `newImplementation`, and subsequently execute the function call
     * encoded in `data`.
     *
     * Calls {_authorizeUpgrade}.
     *
     * Emits an {Upgraded} event.
     *
     * @custom:oz-upgrades-unsafe-allow-reachable delegatecall
     */
    function upgradeToAndCall(address newImplementation, bytes memory data) public payable virtual onlyProxy {
        _authorizeUpgrade(newImplementation);
        _upgradeToAndCallUUPS(newImplementation, data, true);
    }

    /**
     * @dev Function that should revert when `msg.sender` is not authorized to upgrade the contract. Called by
     * {upgradeTo} and {upgradeToAndCall}.
     *
     * Normally, this function will use an xref:access.adoc[access control] modifier such as {Ownable-onlyOwner}.
     *
     * ```solidity
     * function _authorizeUpgrade(address) internal override onlyOwner {}
     * ```
     */
    function _authorizeUpgrade(address newImplementation) internal virtual;
}

Contents

ERC20.sol

contracts/openzeppelin/token/ERC20/ERC20.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.9.0) (token/ERC20/ERC20.sol)

pragma solidity ^0.8.0;

import "./IERC20.sol";
import "./extensions/IERC20Metadata.sol";
import "../../utils/Context.sol";

/**
 * @dev Implementation of the {IERC20} interface.
 *
 * This implementation is agnostic to the way tokens are created. This means
 * that a supply mechanism has to be added in a derived contract using {_mint}.
 * For a generic mechanism see {ERC20PresetMinterPauser}.
 *
 * TIP: For a detailed writeup see our guide
 * https://forum.openzeppelin.com/t/how-to-implement-erc20-supply-mechanisms/226[How
 * to implement supply mechanisms].
 *
 * The default value of {decimals} is 18. To change this, you should override
 * this function so it returns a different value.
 *
 * We have followed general OpenZeppelin Contracts guidelines: functions revert
 * instead returning `false` on failure. This behavior is nonetheless
 * conventional and does not conflict with the expectations of ERC20
 * applications.
 *
 * Additionally, an {Approval} event is emitted on calls to {transferFrom}.
 * This allows applications to reconstruct the allowance for all accounts just
 * by listening to said events. Other implementations of the EIP may not emit
 * these events, as it isn't required by the specification.
 *
 * Finally, the non-standard {decreaseAllowance} and {increaseAllowance}
 * functions have been added to mitigate the well-known issues around setting
 * allowances. See {IERC20-approve}.
 */
contract ERC20 is Context, IERC20, IERC20Metadata {
    mapping(address => uint256) private _balances;

    mapping(address => mapping(address => uint256)) private _allowances;

    uint256 private _totalSupply;

    string private _name;
    string private _symbol;

    /**
     * @dev Sets the values for {name} and {symbol}.
     *
     * All two of these values are immutable: they can only be set once during
     * construction.
     */
    constructor(string memory name_, string memory symbol_) {
        _name = name_;
        _symbol = symbol_;
    }

    /**
     * @dev Returns the name of the token.
     */
    function name() public view virtual override returns (string memory) {
        return _name;
    }

    /**
     * @dev Returns the symbol of the token, usually a shorter version of the
     * name.
     */
    function symbol() public view virtual override returns (string memory) {
        return _symbol;
    }

    /**
     * @dev Returns the number of decimals used to get its user representation.
     * For example, if `decimals` equals `2`, a balance of `505` tokens should
     * be displayed to a user as `5.05` (`505 / 10 ** 2`).
     *
     * Tokens usually opt for a value of 18, imitating the relationship between
     * Ether and Wei. This is the default value returned by this function, unless
     * it's overridden.
     *
     * NOTE: This information is only used for _display_ purposes: it in
     * no way affects any of the arithmetic of the contract, including
     * {IERC20-balanceOf} and {IERC20-transfer}.
     */
    function decimals() public view virtual override returns (uint8) {
        return 18;
    }

    /**
     * @dev See {IERC20-totalSupply}.
     */
    function totalSupply() public view virtual override returns (uint256) {
        return _totalSupply;
    }

    /**
     * @dev See {IERC20-balanceOf}.
     */
    function balanceOf(address account) public view virtual override returns (uint256) {
        return _balances[account];
    }

    /**
     * @dev See {IERC20-transfer}.
     *
     * Requirements:
     *
     * - `to` cannot be the zero address.
     * - the caller must have a balance of at least `amount`.
     */
    function transfer(address to, uint256 amount) public virtual override returns (bool) {
        address owner = _msgSender();
        _transfer(owner, to, amount);
        return true;
    }

    /**
     * @dev See {IERC20-allowance}.
     */
    function allowance(address owner, address spender) public view virtual override returns (uint256) {
        return _allowances[owner][spender];
    }

    /**
     * @dev See {IERC20-approve}.
     *
     * NOTE: If `amount` is the maximum `uint256`, the allowance is not updated on
     * `transferFrom`. This is semantically equivalent to an infinite approval.
     *
     * Requirements:
     *
     * - `spender` cannot be the zero address.
     */
    function approve(address spender, uint256 amount) public virtual override returns (bool) {
        address owner = _msgSender();
        _approve(owner, spender, amount);
        return true;
    }

    /**
     * @dev See {IERC20-transferFrom}.
     *
     * Emits an {Approval} event indicating the updated allowance. This is not
     * required by the EIP. See the note at the beginning of {ERC20}.
     *
     * NOTE: Does not update the allowance if the current allowance
     * is the maximum `uint256`.
     *
     * Requirements:
     *
     * - `from` and `to` cannot be the zero address.
     * - `from` must have a balance of at least `amount`.
     * - the caller must have allowance for ``from``'s tokens of at least
     * `amount`.
     */
    function transferFrom(address from, address to, uint256 amount) public virtual override returns (bool) {
        address spender = _msgSender();
        _spendAllowance(from, spender, amount);
        _transfer(from, to, amount);
        return true;
    }

    /**
     * @dev Atomically increases the allowance granted to `spender` by the caller.
     *
     * This is an alternative to {approve} that can be used as a mitigation for
     * problems described in {IERC20-approve}.
     *
     * Emits an {Approval} event indicating the updated allowance.
     *
     * Requirements:
     *
     * - `spender` cannot be the zero address.
     */
    function increaseAllowance(address spender, uint256 addedValue) public virtual returns (bool) {
        address owner = _msgSender();
        _approve(owner, spender, allowance(owner, spender) + addedValue);
        return true;
    }

    /**
     * @dev Atomically decreases the allowance granted to `spender` by the caller.
     *
     * This is an alternative to {approve} that can be used as a mitigation for
     * problems described in {IERC20-approve}.
     *
     * Emits an {Approval} event indicating the updated allowance.
     *
     * Requirements:
     *
     * - `spender` cannot be the zero address.
     * - `spender` must have allowance for the caller of at least
     * `subtractedValue`.
     */
    function decreaseAllowance(address spender, uint256 subtractedValue) public virtual returns (bool) {
        address owner = _msgSender();
        uint256 currentAllowance = allowance(owner, spender);
        require(currentAllowance >= subtractedValue, "ERC20: decreased allowance below zero");
        unchecked {
            _approve(owner, spender, currentAllowance - subtractedValue);
        }

        return true;
    }

    /**
     * @dev Moves `amount` of tokens from `from` to `to`.
     *
     * This internal function is equivalent to {transfer}, and can be used to
     * e.g. implement automatic token fees, slashing mechanisms, etc.
     *
     * Emits a {Transfer} event.
     *
     * Requirements:
     *
     * - `from` cannot be the zero address.
     * - `to` cannot be the zero address.
     * - `from` must have a balance of at least `amount`.
     */
    function _transfer(address from, address to, uint256 amount) internal virtual {
        require(from != address(0), "ERC20: transfer from the zero address");
        require(to != address(0), "ERC20: transfer to the zero address");

        _beforeTokenTransfer(from, to, amount);

        uint256 fromBalance = _balances[from];
        require(fromBalance >= amount, "ERC20: transfer amount exceeds balance");
        unchecked {
            _balances[from] = fromBalance - amount;
            // Overflow not possible: the sum of all balances is capped by totalSupply, and the sum is preserved by
            // decrementing then incrementing.
            _balances[to] += amount;
        }

        emit Transfer(from, to, amount);

        _afterTokenTransfer(from, to, amount);
    }

    /** @dev Creates `amount` tokens and assigns them to `account`, increasing
     * the total supply.
     *
     * Emits a {Transfer} event with `from` set to the zero address.
     *
     * Requirements:
     *
     * - `account` cannot be the zero address.
     */
    function _mint(address account, uint256 amount) internal virtual {
        require(account != address(0), "ERC20: mint to the zero address");

        _beforeTokenTransfer(address(0), account, amount);

        _totalSupply += amount;
        unchecked {
            // Overflow not possible: balance + amount is at most totalSupply + amount, which is checked above.
            _balances[account] += amount;
        }
        emit Transfer(address(0), account, amount);

        _afterTokenTransfer(address(0), account, amount);
    }

    /**
     * @dev Destroys `amount` tokens from `account`, reducing the
     * total supply.
     *
     * Emits a {Transfer} event with `to` set to the zero address.
     *
     * Requirements:
     *
     * - `account` cannot be the zero address.
     * - `account` must have at least `amount` tokens.
     */
    function _burn(address account, uint256 amount) internal virtual {
        require(account != address(0), "ERC20: burn from the zero address");

        _beforeTokenTransfer(account, address(0), amount);

        uint256 accountBalance = _balances[account];
        require(accountBalance >= amount, "ERC20: burn amount exceeds balance");
        unchecked {
            _balances[account] = accountBalance - amount;
            // Overflow not possible: amount <= accountBalance <= totalSupply.
            _totalSupply -= amount;
        }

        emit Transfer(account, address(0), amount);

        _afterTokenTransfer(account, address(0), amount);
    }

    /**
     * @dev Sets `amount` as the allowance of `spender` over the `owner` s tokens.
     *
     * This internal function is equivalent to `approve`, and can be used to
     * e.g. set automatic allowances for certain subsystems, etc.
     *
     * Emits an {Approval} event.
     *
     * Requirements:
     *
     * - `owner` cannot be the zero address.
     * - `spender` cannot be the zero address.
     */
    function _approve(address owner, address spender, uint256 amount) internal virtual {
        require(owner != address(0), "ERC20: approve from the zero address");
        require(spender != address(0), "ERC20: approve to the zero address");

        _allowances[owner][spender] = amount;
        emit Approval(owner, spender, amount);
    }

    /**
     * @dev Updates `owner` s allowance for `spender` based on spent `amount`.
     *
     * Does not update the allowance amount in case of infinite allowance.
     * Revert if not enough allowance is available.
     *
     * Might emit an {Approval} event.
     */
    function _spendAllowance(address owner, address spender, uint256 amount) internal virtual {
        uint256 currentAllowance = allowance(owner, spender);
        if (currentAllowance != type(uint256).max) {
            require(currentAllowance >= amount, "ERC20: insufficient allowance");
            unchecked {
                _approve(owner, spender, currentAllowance - amount);
            }
        }
    }

    /**
     * @dev Hook that is called before any transfer of tokens. This includes
     * minting and burning.
     *
     * Calling conditions:
     *
     * - when `from` and `to` are both non-zero, `amount` of ``from``'s tokens
     * will be transferred to `to`.
     * - when `from` is zero, `amount` tokens will be minted for `to`.
     * - when `to` is zero, `amount` of ``from``'s tokens will be burned.
     * - `from` and `to` are never both zero.
     *
     * To learn more about hooks, head to xref:ROOT:extending-contracts.adoc#using-hooks[Using Hooks].
     */
    function _beforeTokenTransfer(address from, address to, uint256 amount) internal virtual {}

    /**
     * @dev Hook that is called after any transfer of tokens. This includes
     * minting and burning.
     *
     * Calling conditions:
     *
     * - when `from` and `to` are both non-zero, `amount` of ``from``'s tokens
     * has been transferred to `to`.
     * - when `from` is zero, `amount` tokens have been minted for `to`.
     * - when `to` is zero, `amount` of ``from``'s tokens have been burned.
     * - `from` and `to` are never both zero.
     *
     * To learn more about hooks, head to xref:ROOT:extending-contracts.adoc#using-hooks[Using Hooks].
     */
    function _afterTokenTransfer(address from, address to, uint256 amount) internal virtual {}
}

Contents

ERC20Upgradeable.sol

contracts/openzeppelin/token/ERC20/ERC20Upgradeable.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v5.5.0) (token/ERC20/ERC20.sol)

pragma solidity ^0.8.24;

import {IERC20} from "./IERC20.sol";
import {IERC20Metadata} from "./extensions/IERC20Metadata.sol";
import {ContextUpgradeable} from "../../utils/ContextUpgradeable.sol";
import {IERC20Errors} from "../../interfaces/draft-IERC6093.sol";
import {Initializable} from "../../proxy/utils/Initializable.sol";

/**
 * @dev Implementation of the {IERC20} interface.
 *
 * This implementation is agnostic to the way tokens are created. This means
 * that a supply mechanism has to be added in a derived contract using {_mint}.
 *
 * TIP: For a detailed writeup see our guide
 * https://forum.openzeppelin.com/t/how-to-implement-erc20-supply-mechanisms/226[How
 * to implement supply mechanisms].
 *
 * The default value of {decimals} is 18. To change this, you should override
 * this function so it returns a different value.
 *
 * We have followed general OpenZeppelin Contracts guidelines: functions revert
 * instead returning `false` on failure. This behavior is nonetheless
 * conventional and does not conflict with the expectations of ERC-20
 * applications.
 */
abstract contract ERC20Upgradeable is Initializable, ContextUpgradeable, IERC20, IERC20Metadata, IERC20Errors {
    /// @custom:storage-location erc7201:openzeppelin.storage.ERC20 struct ERC20Storage {
        mapping(address => uint256) _balances;

        mapping(address => mapping(address => uint256)) _allowances;

        uint256 _totalSupply;

        string _name;
        string _symbol;
    }

    // keccak256(abi.encode(uint256(keccak256("openzeppelin.storage.ERC20")) - 1)) & ~bytes32(uint256(0xff))
    bytes32 private constant ERC20StorageLocation = 0x52c63247e1f47db19d5ce0460030c497f067ca4cebf71ba98eeadabe20bace00;

    function _getERC20Storage() private pure returns (ERC20Storage storage $) {
        assembly {
            $.slot := ERC20StorageLocation
        }
    }

    /**
     * @dev Sets the values for {name} and {symbol}.
     *
     * Both values are immutable: they can only be set once during construction.
     */
    function __ERC20_init(string memory name_, string memory symbol_) internal onlyInitializing {
        __ERC20_init_unchained(name_, symbol_);
    }

    function __ERC20_init_unchained(string memory name_, string memory symbol_) internal onlyInitializing {
        ERC20Storage storage $ = _getERC20Storage();
        $._name = name_;
        $._symbol = symbol_;
    }

    /**
     * @dev Returns the name of the token.
     */
    function name() public view virtual returns (string memory) {
        ERC20Storage storage $ = _getERC20Storage();
        return $._name;
    }

    /**
     * @dev Returns the symbol of the token, usually a shorter version of the
     * name.
     */
    function symbol() public view virtual returns (string memory) {
        ERC20Storage storage $ = _getERC20Storage();
        return $._symbol;
    }

    /**
     * @dev Returns the number of decimals used to get its user representation.
     * For example, if `decimals` equals `2`, a balance of `505` tokens should
     * be displayed to a user as `5.05` (`505 / 10 ** 2`).
     *
     * Tokens usually opt for a value of 18, imitating the relationship between
     * Ether and Wei. This is the default value returned by this function, unless
     * it's overridden.
     *
     * NOTE: This information is only used for _display_ purposes: it in
     * no way affects any of the arithmetic of the contract, including
     * {IERC20-balanceOf} and {IERC20-transfer}.
     */
    function decimals() public view virtual returns (uint8) {
        return 18;
    }

    /// @inheritdoc IERC20
    function totalSupply() public view virtual returns (uint256) {
        ERC20Storage storage $ = _getERC20Storage();
        return $._totalSupply;
    }

    /// @inheritdoc IERC20
    function balanceOf(address account) public view virtual returns (uint256) {
        ERC20Storage storage $ = _getERC20Storage();
        return $._balances[account];
    }

    /**
     * @dev See {IERC20-transfer}.
     *
     * Requirements:
     *
     * - `to` cannot be the zero address.
     * - the caller must have a balance of at least `value`.
     */
    function transfer(address to, uint256 value) public virtual returns (bool) {
        address owner = _msgSender();
        _transfer(owner, to, value);
        return true;
    }

    /// @inheritdoc IERC20
    function allowance(address owner, address spender) public view virtual returns (uint256) {
        ERC20Storage storage $ = _getERC20Storage();
        return $._allowances[owner][spender];
    }

    /**
     * @dev See {IERC20-approve}.
     *
     * NOTE: If `value` is the maximum `uint256`, the allowance is not updated on
     * `transferFrom`. This is semantically equivalent to an infinite approval.
     *
     * Requirements:
     *
     * - `spender` cannot be the zero address.
     */
    function approve(address spender, uint256 value) public virtual returns (bool) {
        address owner = _msgSender();
        _approve(owner, spender, value);
        return true;
    }

    /**
     * @dev See {IERC20-transferFrom}.
     *
     * Skips emitting an {Approval} event indicating an allowance update. This is not
     * required by the ERC. See {xref-ERC20-_approve-address-address-uint256-bool-}[_approve].
     *
     * NOTE: Does not update the allowance if the current allowance
     * is the maximum `uint256`.
     *
     * Requirements:
     *
     * - `from` and `to` cannot be the zero address.
     * - `from` must have a balance of at least `value`.
     * - the caller must have allowance for ``from``'s tokens of at least
     * `value`.
     */
    function transferFrom(address from, address to, uint256 value) public virtual returns (bool) {
        address spender = _msgSender();
        _spendAllowance(from, spender, value);
        _transfer(from, to, value);
        return true;
    }

    /**
     * @dev Moves a `value` amount of tokens from `from` to `to`.
     *
     * This internal function is equivalent to {transfer}, and can be used to
     * e.g. implement automatic token fees, slashing mechanisms, etc.
     *
     * Emits a {Transfer} event.
     *
     * NOTE: This function is not virtual, {_update} should be overridden instead.
     */
    function _transfer(address from, address to, uint256 value) internal {
        if (from == address(0)) {
            revert ERC20InvalidSender(address(0));
        }
        if (to == address(0)) {
            revert ERC20InvalidReceiver(address(0));
        }
        _update(from, to, value);
    }

    /**
     * @dev Transfers a `value` amount of tokens from `from` to `to`, or alternatively mints (or burns) if `from`
     * (or `to`) is the zero address. All customizations to transfers, mints, and burns should be done by overriding
     * this function.
     *
     * Emits a {Transfer} event.
     */
    function _update(address from, address to, uint256 value) internal virtual {
        ERC20Storage storage $ = _getERC20Storage();
        if (from == address(0)) {
            // Overflow check required: The rest of the code assumes that totalSupply never overflows
            $._totalSupply += value;
        } else {
            uint256 fromBalance = $._balances[from];
            if (fromBalance < value) {
                revert ERC20InsufficientBalance(from, fromBalance, value);
            }
            unchecked {
                // Overflow not possible: value <= fromBalance <= totalSupply.
                $._balances[from] = fromBalance - value;
            }
        }

        if (to == address(0)) {
            unchecked {
                // Overflow not possible: value <= totalSupply or value <= fromBalance <= totalSupply.
                $._totalSupply -= value;
            }
        } else {
            unchecked {
                // Overflow not possible: balance + value is at most totalSupply, which we know fits into a uint256.
                $._balances[to] += value;
            }
        }

        emit Transfer(from, to, value);
    }

    /**
     * @dev Creates a `value` amount of tokens and assigns them to `account`, by transferring it from address(0).
     * Relies on the `_update` mechanism
     *
     * Emits a {Transfer} event with `from` set to the zero address.
     *
     * NOTE: This function is not virtual, {_update} should be overridden instead.
     */
    function _mint(address account, uint256 value) internal {
        if (account == address(0)) {
            revert ERC20InvalidReceiver(address(0));
        }
        _update(address(0), account, value);
    }

    /**
     * @dev Destroys a `value` amount of tokens from `account`, lowering the total supply.
     * Relies on the `_update` mechanism.
     *
     * Emits a {Transfer} event with `to` set to the zero address.
     *
     * NOTE: This function is not virtual, {_update} should be overridden instead
     */
    function _burn(address account, uint256 value) internal {
        if (account == address(0)) {
            revert ERC20InvalidSender(address(0));
        }
        _update(account, address(0), value);
    }

    /**
     * @dev Sets `value` as the allowance of `spender` over the `owner`'s tokens.
     *
     * This internal function is equivalent to `approve`, and can be used to
     * e.g. set automatic allowances for certain subsystems, etc.
     *
     * Emits an {Approval} event.
     *
     * Requirements:
     *
     * - `owner` cannot be the zero address.
     * - `spender` cannot be the zero address.
     *
     * Overrides to this logic should be done to the variant with an additional `bool emitEvent` argument.
     */
    function _approve(address owner, address spender, uint256 value) internal {
        _approve(owner, spender, value, true);
    }

    /**
     * @dev Variant of {_approve} with an optional flag to enable or disable the {Approval} event.
     *
     * By default (when calling {_approve}) the flag is set to true. On the other hand, approval changes made by
     * `_spendAllowance` during the `transferFrom` operation sets the flag to false. This saves gas by not emitting any
     * `Approval` event during `transferFrom` operations.
     *
     * Anyone who wishes to continue emitting `Approval` events on the `transferFrom` operation can force the flag to
     * true using the following override:
     *
     * ```solidity
     * function _approve(address owner, address spender, uint256 value, bool) internal virtual override {
     *     super._approve(owner, spender, value, true);
     * }
     * ```
     *
     * Requirements are the same as {_approve}.
     */
    function _approve(address owner, address spender, uint256 value, bool emitEvent) internal virtual {
        ERC20Storage storage $ = _getERC20Storage();
        if (owner == address(0)) {
            revert ERC20InvalidApprover(address(0));
        }
        if (spender == address(0)) {
            revert ERC20InvalidSpender(address(0));
        }
        $._allowances[owner][spender] = value;
        if (emitEvent) {
            emit Approval(owner, spender, value);
        }
    }

    /**
     * @dev Updates `owner`'s allowance for `spender` based on spent `value`.
     *
     * Does not update the allowance value in case of infinite allowance.
     * Revert if not enough allowance is available.
     *
     * Does not emit an {Approval} event.
     */
    function _spendAllowance(address owner, address spender, uint256 value) internal virtual {
        uint256 currentAllowance = allowance(owner, spender);
        if (currentAllowance < type(uint256).max) {
            if (currentAllowance < value) {
                revert ERC20InsufficientAllowance(spender, currentAllowance, value);
            }
            unchecked {
                _approve(owner, spender, currentAllowance - value, false);
            }
        }
    }
}

Contents

IERC20Metadata.sol

contracts/openzeppelin/token/ERC20/extensions/IERC20Metadata.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts v4.4.1 (token/ERC20/extensions/IERC20Metadata.sol)

pragma solidity ^0.8.0;

import "../IERC20.sol";

/**
 * @dev Interface for the optional metadata functions from the ERC20 standard.
 *
 * _Available since v4.1._
 */
interface IERC20Metadata is IERC20 {
    /**
     * @dev Returns the name of the token.
     */
    function name() external view returns (string memory);

    /**
     * @dev Returns the symbol of the token.
     */
    function symbol() external view returns (string memory);

    /**
     * @dev Returns the decimals places of the token.
     */
    function decimals() external view returns (uint8);
}

Contents

IERC20.sol

contracts/openzeppelin/token/ERC20/IERC20.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.9.0) (token/ERC20/IERC20.sol)

pragma solidity ^0.8.0;

/**
 * @dev Interface of the ERC20 standard as defined in the EIP.
 */
interface IERC20 {
    /**
     * @dev Emitted when `value` tokens are moved from one account (`from`) to
     * another (`to`).
     *
     * Note that `value` may be zero.
     */
    event Transfer(address indexed from, address indexed to, uint256 value);

    /**
     * @dev Emitted when the allowance of a `spender` for an `owner` is set by
     * a call to {approve}. `value` is the new allowance.
     */
    event Approval(address indexed owner, address indexed spender, uint256 value);

    /**
     * @dev Returns the amount of tokens in existence.
     */
    function totalSupply() external view returns (uint256);

    /**
     * @dev Returns the amount of tokens owned by `account`.
     */
    function balanceOf(address account) external view returns (uint256);

    /**
     * @dev Moves `amount` tokens from the caller's account to `to`.
     *
     * Returns a boolean value indicating whether the operation succeeded.
     *
     * Emits a {Transfer} event.
     */
    function transfer(address to, uint256 amount) external returns (bool);

    /**
     * @dev Returns the remaining number of tokens that `spender` will be
     * allowed to spend on behalf of `owner` through {transferFrom}. This is
     * zero by default.
     *
     * This value changes when {approve} or {transferFrom} are called.
     */
    function allowance(address owner, address spender) external view returns (uint256);

    /**
     * @dev Sets `amount` as the allowance of `spender` over the caller's tokens.
     *
     * Returns a boolean value indicating whether the operation succeeded.
     *
     * IMPORTANT: Beware that changing an allowance with this method brings the risk
     * that someone may use both the old and the new allowance by unfortunate
     * transaction ordering. One possible solution to mitigate this race
     * condition is to first reduce the spender's allowance to 0 and set the
     * desired value afterwards:
     * https://github.com/ethereum/EIPs/issues/20#issuecomment-263524729
     *
     * Emits an {Approval} event.
     */
    function approve(address spender, uint256 amount) external returns (bool);

    /**
     * @dev Moves `amount` tokens from `from` to `to` using the
     * allowance mechanism. `amount` is then deducted from the caller's
     * allowance.
     *
     * Returns a boolean value indicating whether the operation succeeded.
     *
     * Emits a {Transfer} event.
     */
    function transferFrom(address from, address to, uint256 amount) external returns (bool);
}

Contents

Address.sol

contracts/openzeppelin/utils/Address.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.9.0) (utils/Address.sol)

pragma solidity ^0.8.24;

/**
 * @dev Collection of functions related to the address type
 */
library Address {
    /**
     * @dev Returns true if `account` is a contract.
     *
     * [IMPORTANT]
     * ====
     * It is unsafe to assume that an address for which this function returns
     * false is an externally-owned account (EOA) and not a contract.
     *
     * Among others, `isContract` will return false for the following
     * types of addresses:
     *
     *  - an externally-owned account
     *  - a contract in construction
     *  - an address where a contract will be created
     *  - an address where a contract lived, but was destroyed
     *
     * Furthermore, `isContract` will also return true if the target contract within
     * the same transaction is already scheduled for destruction by `SELFDESTRUCT`,
     * which only has an effect at the end of a transaction.
     * ====
     *
     * [IMPORTANT]
     * ====
     * You shouldn't rely on `isContract` to protect against flash loan attacks!
     *
     * Preventing calls from contracts is highly discouraged. It breaks composability, breaks support for smart wallets
     * like Gnosis Safe, and does not provide security since it can be circumvented by calling from a contract
     * constructor.
     * ====
     */
    function isContract(address account) internal view returns (bool) {
        // This method relies on extcodesize/address.code.length, which returns 0
        // for contracts in construction, since the code is only stored at the end
        // of the constructor execution.

        return account.code.length > 0;
    }

    /**
     * @dev Replacement for Solidity's `transfer`: sends `amount` wei to
     * `recipient`, forwarding all available gas and reverting on errors.
     *
     * https://eips.ethereum.org/EIPS/eip-1884[EIP1884] increases the gas cost
     * of certain opcodes, possibly making contracts go over the 2300 gas limit
     * imposed by `transfer`, making them unable to receive funds via
     * `transfer`. {sendValue} removes this limitation.
     *
     * https://consensys.net/diligence/blog/2019/09/stop-using-soliditys-transfer-now/[Learn more].
     *
     * IMPORTANT: because control is transferred to `recipient`, care must be
     * taken to not create reentrancy vulnerabilities. Consider using
     * {ReentrancyGuard} or the
     * https://solidity.readthedocs.io/en/v0.8.0/security-considerations.html#use-the-checks-effects-interactions-pattern[checks-effects-interactions pattern].
     */
    function sendValue(address payable recipient, uint256 amount) internal {
        require(address(this).balance >= amount, "Address: insufficient balance");

        (bool success, ) = recipient.call{value: amount}("");
        require(success, "Address: unable to send value, recipient may have reverted");
    }

    /**
     * @dev Performs a Solidity function call using a low level `call`. A
     * plain `call` is an unsafe replacement for a function call: use this
     * function instead.
     *
     * If `target` reverts with a revert reason, it is bubbled up by this
     * function (like regular Solidity function calls).
     *
     * Returns the raw returned data. To convert to the expected return value,
     * use https://solidity.readthedocs.io/en/latest/units-and-global-variables.html?highlight=abi.decode#abi-encoding-and-decoding-functions[`abi.decode`].
     *
     * Requirements:
     *
     * - `target` must be a contract.
     * - calling `target` with `data` must not revert.
     *
     * _Available since v3.1._
     */
    function functionCall(address target, bytes memory data) internal returns (bytes memory) {
        return functionCallWithValue(target, data, 0, "Address: low-level call failed");
    }

    /**
     * @dev Same as {xref-Address-functionCall-address-bytes-}[`functionCall`], but with
     * `errorMessage` as a fallback revert reason when `target` reverts.
     *
     * _Available since v3.1._
     */
    function functionCall(
        address target,
        bytes memory data,
        string memory errorMessage
    ) internal returns (bytes memory) {
        return functionCallWithValue(target, data, 0, errorMessage);
    }

    /**
     * @dev Same as {xref-Address-functionCall-address-bytes-}[`functionCall`],
     * but also transferring `value` wei to `target`.
     *
     * Requirements:
     *
     * - the calling contract must have an ETH balance of at least `value`.
     * - the called Solidity function must be `payable`.
     *
     * _Available since v3.1._
     */
    function functionCallWithValue(address target, bytes memory data, uint256 value) internal returns (bytes memory) {
        return functionCallWithValue(target, data, value, "Address: low-level call with value failed");
    }

    /**
     * @dev Same as {xref-Address-functionCallWithValue-address-bytes-uint256-}[`functionCallWithValue`], but
     * with `errorMessage` as a fallback revert reason when `target` reverts.
     *
     * _Available since v3.1._
     */
    function functionCallWithValue(
        address target,
        bytes memory data,
        uint256 value,
        string memory errorMessage
    ) internal returns (bytes memory) {
        require(address(this).balance >= value, "Address: insufficient balance for call");
        (bool success, bytes memory returndata) = target.call{value: value}(data);
        return verifyCallResultFromTarget(target, success, returndata, errorMessage);
    }

    /**
     * @dev Same as {xref-Address-functionCall-address-bytes-}[`functionCall`],
     * but performing a static call.
     *
     * _Available since v3.3._
     */
    function functionStaticCall(address target, bytes memory data) internal view returns (bytes memory) {
        return functionStaticCall(target, data, "Address: low-level static call failed");
    }

    /**
     * @dev Same as {xref-Address-functionCall-address-bytes-string-}[`functionCall`],
     * but performing a static call.
     *
     * _Available since v3.3._
     */
    function functionStaticCall(
        address target,
        bytes memory data,
        string memory errorMessage
    ) internal view returns (bytes memory) {
        (bool success, bytes memory returndata) = target.staticcall(data);
        return verifyCallResultFromTarget(target, success, returndata, errorMessage);
    }

    /**
     * @dev Same as {xref-Address-functionCall-address-bytes-}[`functionCall`],
     * but performing a delegate call.
     *
     * _Available since v3.4._
     */
    function functionDelegateCall(address target, bytes memory data) internal returns (bytes memory) {
        return functionDelegateCall(target, data, "Address: low-level delegate call failed");
    }

    /**
     * @dev Same as {xref-Address-functionCall-address-bytes-string-}[`functionCall`],
     * but performing a delegate call.
     *
     * _Available since v3.4._
     */
    function functionDelegateCall(
        address target,
        bytes memory data,
        string memory errorMessage
    ) internal returns (bytes memory) {
        (bool success, bytes memory returndata) = target.delegatecall(data);
        return verifyCallResultFromTarget(target, success, returndata, errorMessage);
    }

    /**
     * @dev Tool to verify that a low level call to smart-contract was successful, and revert (either by bubbling
     * the revert reason or using the provided one) in case of unsuccessful call or if target was not a contract.
     *
     * _Available since v4.8._
     */
    function verifyCallResultFromTarget(
        address target,
        bool success,
        bytes memory returndata,
        string memory errorMessage
    ) internal view returns (bytes memory) {
        if (success) {
            if (returndata.length == 0) {
                // only check isContract if the call was successful and the return data is empty
                // otherwise we already know that it was a contract
                require(isContract(target), "Address: call to non-contract");
            }
            return returndata;
        } else {
            _revert(returndata, errorMessage);
        }
    }

    /**
     * @dev Tool to verify that a low level call was successful, and revert if it wasn't, either by bubbling the
     * revert reason or using the provided one.
     *
     * _Available since v4.3._
     */
    function verifyCallResult(
        bool success,
        bytes memory returndata,
        string memory errorMessage
    ) internal pure returns (bytes memory) {
        if (success) {
            return returndata;
        } else {
            _revert(returndata, errorMessage);
        }
    }

    function _revert(bytes memory returndata, string memory errorMessage) private pure {
        // Look for revert reason and bubble it up if present
        if (returndata.length > 0) {
            // The easiest way to bubble the revert reason is using memory via assembly
            /// @solidity memory-safe-assembly
            assembly {
                let returndata_size := mload(returndata)
                revert(add(32, returndata), returndata_size)
            }
        } else {
            revert(errorMessage);
        }
    }
}

Contents

Context.sol

contracts/openzeppelin/utils/Context.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.9.4) (utils/Context.sol)

pragma solidity ^0.8.0;

/**
 * @dev Provides information about the current execution context, including the
 * sender of the transaction and its data. While these are generally available
 * via msg.sender and msg.data, they should not be accessed in such a direct
 * manner, since when dealing with meta-transactions the account sending and
 * paying for execution may not be the actual sender (as far as an application
 * is concerned).
 *
 * This contract is only required for intermediate, library-like contracts.
 */
abstract contract Context {
    function _msgSender() internal view virtual returns (address) {
        return msg.sender;
    }

    function _msgData() internal view virtual returns (bytes calldata) {
        return msg.data;
    }

    function _contextSuffixLength() internal view virtual returns (uint256) {
        return 0;
    }
}

Contents

ContextUpgradeable.sol

contracts/openzeppelin/utils/ContextUpgradeable.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v5.0.1) (utils/Context.sol)

pragma solidity ^0.8.24;
import {Initializable} from "../proxy/utils/Initializable.sol";

/**
 * @dev Provides information about the current execution context, including the
 * sender of the transaction and its data. While these are generally available
 * via msg.sender and msg.data, they should not be accessed in such a direct
 * manner, since when dealing with meta-transactions the account sending and
 * paying for execution may not be the actual sender (as far as an application
 * is concerned).
 *
 * This contract is only required for intermediate, library-like contracts.
 */
abstract contract ContextUpgradeable is Initializable {
    function __Context_init() internal onlyInitializing {
    }

    function __Context_init_unchained() internal onlyInitializing {
    }
    function _msgSender() internal view virtual returns (address) {
        return msg.sender;
    }

    function _msgData() internal view virtual returns (bytes calldata) {
        return msg.data;
    }

    function _contextSuffixLength() internal view virtual returns (uint256) {
        return 0;
    }
}

Contents

StorageSlot.sol

contracts/openzeppelin/utils/StorageSlot.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.9.0) (utils/StorageSlot.sol)
// This file was procedurally generated from scripts/generate/templates/StorageSlot.js.

pragma solidity ^0.8.24;

/**
 * @dev Library for reading and writing primitive types to specific storage slots.
 *
 * Storage slots are often used to avoid storage conflict when dealing with upgradeable contracts.
 * This library helps with reading and writing to such slots without the need for inline assembly.
 *
 * The functions in this library return Slot structs that contain a `value` member that can be used to read or write.
 *
 * Example usage to set ERC1967 implementation slot:
 * ```solidity
 * contract ERC1967 {
 *     bytes32 internal constant _IMPLEMENTATION_SLOT = 0x360894a13ba1a3210667c828492db98dca3e2076cc3735a920a3ca505d382bbc;
 *
 *     function _getImplementation() internal view returns (address) {
 *         return StorageSlot.getAddressSlot(_IMPLEMENTATION_SLOT).value;
 *     }
 *
 *     function _setImplementation(address newImplementation) internal {
 *         require(Address.isContract(newImplementation), "ERC1967: new implementation is not a contract");
 *         StorageSlot.getAddressSlot(_IMPLEMENTATION_SLOT).value = newImplementation;
 *     }
 * }
 * ```
 *
 * _Available since v4.1 for `address`, `bool`, `bytes32`, `uint256`._
 * _Available since v4.9 for `string`, `bytes`._
 */
library StorageSlot {
    struct AddressSlot {
        address value;
    }

    struct BooleanSlot {
        bool value;
    }

    struct Bytes32Slot {
        bytes32 value;
    }

    struct Uint256Slot {
        uint256 value;
    }

    struct StringSlot {
        string value;
    }

    struct BytesSlot {
        bytes value;
    }

    /**
     * @dev Returns an `AddressSlot` with member `value` located at `slot`.
     */
    function getAddressSlot(bytes32 slot) internal pure returns (AddressSlot storage r) {
        /// @solidity memory-safe-assembly
        assembly {
            r.slot := slot
        }
    }

    /**
     * @dev Returns an `BooleanSlot` with member `value` located at `slot`.
     */
    function getBooleanSlot(bytes32 slot) internal pure returns (BooleanSlot storage r) {
        /// @solidity memory-safe-assembly
        assembly {
            r.slot := slot
        }
    }

    /**
     * @dev Returns an `Bytes32Slot` with member `value` located at `slot`.
     */
    function getBytes32Slot(bytes32 slot) internal pure returns (Bytes32Slot storage r) {
        /// @solidity memory-safe-assembly
        assembly {
            r.slot := slot
        }
    }

    /**
     * @dev Returns an `Uint256Slot` with member `value` located at `slot`.
     */
    function getUint256Slot(bytes32 slot) internal pure returns (Uint256Slot storage r) {
        /// @solidity memory-safe-assembly
        assembly {
            r.slot := slot
        }
    }

    /**
     * @dev Returns an `StringSlot` with member `value` located at `slot`.
     */
    function getStringSlot(bytes32 slot) internal pure returns (StringSlot storage r) {
        /// @solidity memory-safe-assembly
        assembly {
            r.slot := slot
        }
    }

    /**
     * @dev Returns an `StringSlot` representation of the string storage pointer `store`.
     */
    function getStringSlot(string storage store) internal pure returns (StringSlot storage r) {
        /// @solidity memory-safe-assembly
        assembly {
            r.slot := store.slot
        }
    }

    /**
     * @dev Returns an `BytesSlot` with member `value` located at `slot`.
     */
    function getBytesSlot(bytes32 slot) internal pure returns (BytesSlot storage r) {
        /// @solidity memory-safe-assembly
        assembly {
            r.slot := slot
        }
    }

    /**
     * @dev Returns an `BytesSlot` representation of the bytes storage pointer `store`.
     */
    function getBytesSlot(bytes storage store) internal pure returns (BytesSlot storage r) {
        /// @solidity memory-safe-assembly
        assembly {
            r.slot := store.slot
        }
    }
}

Contents

EnumerableSet.sol

contracts/openzeppelin/utils/structs/EnumerableSet.sol
// SPDX-License-Identifier: MIT
// OpenZeppelin Contracts (last updated v4.9.0) (utils/structs/EnumerableSet.sol)
// This file was procedurally generated from scripts/generate/templates/EnumerableSet.js.

/// @notice for saving bytes codes, some private funcs are revised into public
/// so as to be called by other libraries or contracts by using link.

pragma solidity ^0.8.24;

/**
 * @dev Library for managing
 * https://en.wikipedia.org/wiki/Set_(abstract_data_type)[sets] of primitive
 * types.
 *
 * Sets have the following properties:
 *
 * - Elements are added, removed, and checked for existence in constant time
 * (O(1)).
 * - Elements are enumerated in O(n). No guarantees are made on the ordering.
 *
 * ```solidity
 * contract Example {
 *     // Add the library methods
 *     using EnumerableSet for EnumerableSet.AddressSet;
 *
 *     // Declare a set state variable
 *     EnumerableSet.AddressSet private mySet;
 * }
 * ```
 *
 * As of v3.3.0, sets of type `bytes32` (`Bytes32Set`), `address` (`AddressSet`)
 * and `uint256` (`UintSet`) are supported.
 *
 * [WARNING]
 * ====
 * Trying to delete such a structure from storage will likely result in data corruption, rendering the structure
 * unusable.
 * See https://github.com/ethereum/solidity/pull/11843[ethereum/solidity#11843] for more info.
 *
 * In order to clean an EnumerableSet, you can either remove all elements one by one or create a fresh instance using an
 * array of EnumerableSet.
 * ====
 */
library EnumerableSet {
    // To implement this library for multiple types with as little code
    // repetition as possible, we write it in terms of a generic Set type with
    // bytes32 values.
    // The Set implementation uses private functions, and user-facing
    // implementations (such as AddressSet) are just wrappers around the
    // underlying Set.
    // This means that we can only create new EnumerableSets for types that fit
    // in bytes32.

    struct Set {
        // Storage of set values
        bytes32[] _values;
        // Position of the value in the `values` array, plus 1 because index 0
        // means a value is not in the set.
        mapping(bytes32 => uint256) _indexes;
    }

    /**
     * @dev Add a value to a set. O(1).
     *
     * Returns true if the value was added to the set, that is if it was not
     * already present.
     */
    function _add(Set storage set, bytes32 value) private returns (bool) {
        if (!_contains(set, value)) {
            set._values.push(value);
            // The value is stored at length-1, but we add 1 to all indexes
            // and use 0 as a sentinel value
            set._indexes[value] = set._values.length;
            return true;
        } else {
            return false;
        }
    }

    /**
     * @dev Removes a value from a set. O(1).
     *
     * Returns true if the value was removed from the set, that is if it was
     * present.
     */
    function _remove(Set storage set, bytes32 value) private returns (bool) {
        // We read and store the value's index to prevent multiple reads from the same storage slot uint256 valueIndex = set._indexes[value];

        if (valueIndex != 0) {
            // Equivalent to contains(set, value)
            // To delete an element from the _values array in O(1), we swap the element to delete with the last one in
            // the array, and then remove the last element (sometimes called as 'swap and pop').
            // This modifies the order of the array, as noted in {at}.

            uint256 toDeleteIndex = valueIndex - 1;
            uint256 lastIndex = set._values.length - 1;

            if (lastIndex != toDeleteIndex) {
                bytes32 lastValue = set._values[lastIndex];

                // Move the last value to the index where the value to delete is
                set._values[toDeleteIndex] = lastValue;
                // Update the index for the moved value
                set._indexes[lastValue] = valueIndex; // Replace lastValue's index to valueIndex
            }

            // Delete the slot where the moved value was stored
            set._values.pop();

            // Delete the index for the deleted slot
            delete set._indexes[value];

            return true;
        } else {
            return false;
        }
    }

    /**
     * @dev Returns true if the value is in the set. O(1).
     */
    function _contains(Set storage set, bytes32 value) private view returns (bool) {
        return set._indexes[value] != 0;
    }

    /**
     * @dev Returns the number of values on the set. O(1).
     */
    function _length(Set storage set) private view returns (uint256) {
        return set._values.length;
    }

    /**
     * @dev Returns the value stored at position `index` in the set. O(1).
     *
     * Note that there are no guarantees on the ordering of values inside the
     * array, and it may change when more values are added or removed.
     *
     * Requirements:
     *
     * - `index` must be strictly less than {length}.
     */
    function _at(Set storage set, uint256 index) private view returns (bytes32) {
        return set._values[index];
    }

    /**
     * @dev Return the entire set in an array
     *
     * WARNING: This operation will copy the entire storage to memory, which can be quite expensive. This is designed
     * to mostly be used by view accessors that are queried without any gas fees. Developers should keep in mind that
     * this function has an unbounded cost, and using it as part of a state-changing function may render the function
     * uncallable if the set grows to a point where copying to memory consumes too much gas to fit in a block.
     */
    function _values(Set storage set) private view returns (bytes32[] memory) {
        return set._values;
    }

    // Bytes32Set

    struct Bytes32Set {
        Set _inner;
    }

    /**
     * @dev Add a value to a set. O(1).
     *
     * Returns true if the value was added to the set, that is if it was not
     * already present.
     */
    function add(Bytes32Set storage set, bytes32 value) public returns (bool) {
        return _add(set._inner, value);
    }

    /**
     * @dev Removes a value from a set. O(1).
     *
     * Returns true if the value was removed from the set, that is if it was
     * present.
     */
    function remove(Bytes32Set storage set, bytes32 value) public returns (bool) {
        return _remove(set._inner, value);
    }

    /**
     * @dev Returns true if the value is in the set. O(1).
     */
    function contains(Bytes32Set storage set, bytes32 value) public view returns (bool) {
        return _contains(set._inner, value);
    }

    /**
     * @dev Returns the number of values in the set. O(1).
     */
    function length(Bytes32Set storage set) public view returns (uint256) {
        return _length(set._inner);
    }

    /**
     * @dev Returns the value stored at position `index` in the set. O(1).
     *
     * Note that there are no guarantees on the ordering of values inside the
     * array, and it may change when more values are added or removed.
     *
     * Requirements:
     *
     * - `index` must be strictly less than {length}.
     */
    function at(Bytes32Set storage set, uint256 index) public view returns (bytes32) {
        return _at(set._inner, index);
    }

    /**
     * @dev Return the entire set in an array
     *
     * WARNING: This operation will copy the entire storage to memory, which can be quite expensive. This is designed
     * to mostly be used by view accessors that are queried without any gas fees. Developers should keep in mind that
     * this function has an unbounded cost, and using it as part of a state-changing function may render the function
     * uncallable if the set grows to a point where copying to memory consumes too much gas to fit in a block.
     */
    function values(Bytes32Set storage set) public view returns (bytes32[] memory) {
        bytes32[] memory store = _values(set._inner);
        bytes32[] memory result;

        /// @solidity memory-safe-assembly
        assembly {
            result := store
        }

        return result;
    }

    // AddressSet

    struct AddressSet {
        Set _inner;
    }

    /**
     * @dev Add a value to a set. O(1).
     *
     * Returns true if the value was added to the set, that is if it was not
     * already present.
     */
    function add(AddressSet storage set, address value) public returns (bool) {
        return _add(set._inner, bytes32(uint256(uint160(value))));
    }

    /**
     * @dev Removes a value from a set. O(1).
     *
     * Returns true if the value was removed from the set, that is if it was
     * present.
     */
    function remove(AddressSet storage set, address value) public returns (bool) {
        return _remove(set._inner, bytes32(uint256(uint160(value))));
    }

    /**
     * @dev Returns true if the value is in the set. O(1).
     */
    function contains(AddressSet storage set, address value) public view returns (bool) {
        return _contains(set._inner, bytes32(uint256(uint160(value))));
    }

    /**
     * @dev Returns the number of values in the set. O(1).
     */
    function length(AddressSet storage set) public view returns (uint256) {
        return _length(set._inner);
    }

    /**
     * @dev Returns the value stored at position `index` in the set. O(1).
     *
     * Note that there are no guarantees on the ordering of values inside the
     * array, and it may change when more values are added or removed.
     *
     * Requirements:
     *
     * - `index` must be strictly less than {length}.
     */
    function at(AddressSet storage set, uint256 index) public view returns (address) {
        return address(uint160(uint256(_at(set._inner, index))));
    }

    /**
     * @dev Return the entire set in an array
     *
     * WARNING: This operation will copy the entire storage to memory, which can be quite expensive. This is designed
     * to mostly be used by view accessors that are queried without any gas fees. Developers should keep in mind that
     * this function has an unbounded cost, and using it as part of a state-changing function may render the function
     * uncallable if the set grows to a point where copying to memory consumes too much gas to fit in a block.
     */
    function values(AddressSet storage set) public view returns (address[] memory) {
        bytes32[] memory store = _values(set._inner);
        address[] memory result;

        /// @solidity memory-safe-assembly
        assembly {
            result := store
        }

        return result;
    }

    // UintSet

    struct UintSet {
        Set _inner;
    }

    /**
     * @dev Add a value to a set. O(1).
     *
     * Returns true if the value was added to the set, that is if it was not
     * already present.
     */
    function add(UintSet storage set, uint256 value) public returns (bool) {
        return _add(set._inner, bytes32(value));
    }

    /**
     * @dev Removes a value from a set. O(1).
     *
     * Returns true if the value was removed from the set, that is if it was
     * present.
     */
    function remove(UintSet storage set, uint256 value) public returns (bool) {
        return _remove(set._inner, bytes32(value));
    }

    /**
     * @dev Returns true if the value is in the set. O(1).
     */
    function contains(UintSet storage set, uint256 value) public view returns (bool) {
        return _contains(set._inner, bytes32(value));
    }

    /**
     * @dev Returns the number of values in the set. O(1).
     */
    function length(UintSet storage set) public view returns (uint256) {
        return _length(set._inner);
    }

    /**
     * @dev Returns the value stored at position `index` in the set. O(1).
     *
     * Note that there are no guarantees on the ordering of values inside the
     * array, and it may change when more values are added or removed.
     *
     * Requirements:
     *
     * - `index` must be strictly less than {length}.
     */
    function at(UintSet storage set, uint256 index) public view returns (uint256) {
        return uint256(_at(set._inner, index));
    }

    /**
     * @dev Return the entire set in an array
     *
     * WARNING: This operation will copy the entire storage to memory, which can be quite expensive. This is designed
     * to mostly be used by view accessors that are queried without any gas fees. Developers should keep in mind that
     * this function has an unbounded cost, and using it as part of a state-changing function may render the function
     * uncallable if the set grows to a point where copying to memory consumes too much gas to fit in a block.
     */
    function values(UintSet storage set) public view returns (uint256[] memory) {
        bytes32[] memory store = _values(set._inner);
        uint256[] memory result;

        /// @solidity memory-safe-assembly
        assembly {
            result := store
        }

        return result;
    }
}

Contents